[GRAPHIC APPEARS HERE]

THE VARIABLE SERIES
        annual report
           December 31, 2002

VARIABLE PRODUCTS

John Hancock

                  Not FDIC Insured       Not Bank Guaranteed      May Lose Value
                  Not a Deposit     Not Insured by Any Federal Government Agency

Dear Shareholder,

The past six months have been characterized by both market fluctuation and signs of economic progress. The economy expanded at a healthy 4% pace during the summer of 2002, driven by the impact of 0% financing in the auto industry. By fall, however, the underlying sluggishness of the "jobless recovery" reasserted itself, with slowing consumer spending and a noticeable softening in most indicators. Financial markets, meanwhile, reacted to the apparent fragility of the economic expansion by increasing risk premiums in both stock and bond markets. As a result, stock prices and Treasury rates fell, and bond credit spreads widened.

In early October, stock and bond markets started to recover. However, economic data continued to look weak, leading the Federal Reserve to ease interest rates by a dramatic 50 basis points to combat what it called a "soft patch" in the economy. Since then, most indicators have been more positive, suggesting that the pace of activity will be stronger heading into the new year.

Despite these ups and downs, the basic drivers of the economy have not changed substantially over the past six months. Consumer spending still keeps the economy moving ahead, propelled mainly by the interest-rate-sensitive housing and auto sectors. Federal government spending provides some stimulus, partially offset by tough times for state and local governments. However, businesses remain on the sidelines; a rebound in capital spending is inhibited by excess capacity, intense competition, doubts about the strength of the economy, and potential disruptions from war or terrorism.

While the economic expansion so far has failed to create jobs, the underlying trend is still upward. Aside from the impact of unforeseeable shocks, the momentum of consumer spending, with assistance from both monetary and fiscal policy, should keep demand growing to the point where businesses will eventually be inspired to add capacity. The consensus forecast is that job growth will pick up during 2003, with the unemployment rate finally starting to decline around mid-year. Corporate profits should grow strongly, and the Fed is likely to raise interest rates in the second half of the year.

In the midst of this uncertainty, a diversified portfolio is your greatest assets. Through diversification, you can lessen the negative effects of market downturns and position yourself to take advantage of economic booms. More than ever, John Hancock's Variable Series Trust offers a comprehensive assortment of funds for your variable life or variable annuity policy, and we monitor them closely to ensure that each sticks to its stated investment style. Furthermore, your registered representative stands ready to help you review your portfolio and ensure that it's properly structured to achieve your goals.

As always, thank you for your continued confidence in John Hancock.


Sincerely,


/s/ Michele G. Van Leer    /s/ Kathleen F. Driscoll
-----------------------    ------------------------
Michele G. Van Leer        Kathleen F. Driscoll
Chairman                   President and Vice Chairman

[PHOTO OF MICHELE G. VAN LEER, CHAIRMAN]

[PHOTO OF KATHLEEN F. DRISCOLL, PRESIDENT AND VICE CHAIRMAN]

  ADOPTION OF MANAGER OF MANAGERS ARRANGEMENT



A "manager of managers" arrangement is now quite common among mutual funds that employ subadvisers to manage investment portfolios. This type of arrangement allows a Fund, its overall investment manager and the Fund's subadviser to enter into various new or amended sub-investment management agreements without the need to obtain additional shareholder and contract owner approval.

Late last year, contract owners participating in each Fund were asked to authorize a manager of managers arrangement that we describe in Appendix A to this annual report. The arrangement would permit John Hancock to enter into certain future sub-investment management agreements (or amendments), if they are first approved by the Trustees. This should enable the Funds to make changes in sub-management arrangements faster and at lower cost, since the need for the Funds to seek additional shareholder approval for such changes will be reduced.

We are pleased to report that the owners of each of the following Funds voted to approve the manager of managers arrangement:

Equity Index               Small/Mid Cap CORE         Health Sciences

Growth & Income            Small/Mid Cap Growth       Managed

Large Cap Value            Small Cap Equity           Global Balanced

Large Cap Value CORE       Small Cap Value            Short-Term Bond

Large Cap Growth           Small Cap Growth           Bond Index

Large Cap Aggressive
  Growth                   International Equity Index Active Bond

Fundamental Value          International
                           Opportunities              High Yield Bond

Multi Cap Growth           Emerging Markets Equity    Global Bond

Fundamental Growth         Real Estate Equity         Money Market

Each of these Funds intends to adopt and rely upon the manager of managers arrangement to avoid shareholder votes that otherwise would be required. Before doing so, however, the SEC must approve the arrangement. We have now made the necessary filing with the SEC. We hope that the SEC will act favorably on our filing within a matter of a few weeks, although we cannot be certain about that.

Please refer to Appendix A to this report for more information about the substance and effect of any such SEC action.


  NEW FUND NAME AND REVISED NON-FUNDAMENTAL INVESTMENT POLICY


On May 1, 2003, the Small Cap Equity Fund will change its name to the "Small Cap Emerging Growth Fund." The "Small Cap Emerging Growth Fund" will continue to invest at least 80% of its assets in small cap companies. For the purpose of this Fund, however, "small cap companies" on and after May 1, 2003 will be those with market capitalizations that are within the range of companies represented in the Russell 2000(R) Growth Index (instead of the Russell 2000(R) Index).

  ECONOMIC OVERVIEW
  JOHN HANCOCK ECONOMIC RESEARCH                              DECEMBER 31, 2002

The economy expanded by 2.4% during 2002, too slow to generate job growth or to put to rest fears of a "double-dip" recession. The year ended on a particularly slow note, with only 0.7% growth in the fourth quarter as auto sales fell back after a summer boom. Both stock and bond markets reacted to the apparent fragility of the expansion by maintaining high risk premiums: stock prices have remained volatile and vulnerable to bad news, Treasury rates have stayed around near-record lows, and wide bond credit spreads reflect a painfully slow improvement in corporate earnings and default statistics.

In November, despite signs of recovery in stock and bond markets, weak economic data led the Federal Reserve to make its only move of 2002, easing by a dramatic 50 basis points to combat what it called a "soft patch" in the economy. Since then most economic indicators suggest a somewhat stronger pace of activity in the New Year, though the risks remain.

Despite the volatility of economic growth during 2002, the basic drivers of the economy are unchanged. Consumer spending has kept the expansion struggling ahead, driven mainly by the interest-sensitive housing and auto sectors. Federal government spending and tax cuts provide some stimulus, partially offset by tough times for state and local governments. Businesses remain on the sidelines; a rebound in capital spending is inhibited by excess capacity, intense competition, and deep uncertainty about potential disruptions from war, terrorism, or other shocks.

The prospect of war has had an especially severe dampening effect in the current cycle. The recession was triggered by a collapse in business spending, and it will require a rebound in the business sector to sustain a healthy recovery. Unfortunately, it is business spending that is most affected by fears of war and economic disruption: consumers may still buy when they are scared, but businesses need some basis for confidence before they invest in new capacity and new employees.

Although the expansion has so far failed to generate job gains, the trend is still upward. Aside from the impact of unforeseeable shocks, the momentum of consumer spending, with assists from both monetary and fiscal policy, should keep demand growing to the point where businesses will eventually need to add capacity. A reasonable consensus forecast is now that job growth will pick up during 2003, with the unemployment rate finally declining by mid-year. Corporate profits should grow strongly, and the Fed may even be raising rates during the second half.

Financial Markets

The Federal Reserve remains neutral in its assessment of risks following its November rate cut, though it still seems less worried about inflation than about potential weakness and even deflation. Further rate cuts are possible before stronger growth brings tighter policy. With the anticipated economic recovery, short and long-term rates will rise during 2003, though we do not expect the Fed to tighten until the unemployment rate is clearly falling, in the second half of the year at the earliest. Credit spreads on corporate bonds will narrow, but this may happen slowly as bond defaults tend to lag the economic cycle.

The outlook for equities is even murkier than for the overall economy. A recovery should drive a rebound in corporate earnings, and we have already seen the beginnings of this trend. But with intense global competition and unrelenting technical change, the share of profits in national income may be under pressure. The trend in national income is probably at best 6% nominal growth, so that earnings could be disappointing at a time when valuations are still historically high.

The weakening US dollar has not been a critical factor in financial markets, but the continued need for a huge inflow of foreign capital is a constant risk to the outlook. Any disruption of that inflow due to a sudden loss of faith in the US as the world's best safe haven could have severe impacts. For now there are no signs of such a change in sentiment, but the concern remains.


  NOTE: The portfolio management discussions set forth on pages 3 through 33 of this Report are provided by John Hancock Life Insurance Company, in its role as adviser to the Funds, based upon consultations with the portfolio managers.

                                                         Inception: May 1, 1996

  EQUITY INDEX FUND
  SSgA FUNDS MANAGEMENT, INC.
                                                               J. Tucker/J. May



..  In 2002, the Fund returned -22.31%, underperforming its benchmark, the S&P
   500 Index.
..  The Fund continues to meet its long-term investment objective: to match the performance of the S&P 500 Index, which covers the broad U.S. equity market. .. The Fund attempts to track the performance of the S&P 500 Index by fully replicating the index. The fund attempts to match the index holdings and weights for each security in order to provide returns close to the index return.
..  This Fund intends to adopt the "manager of managers" arrangement described on page 1.
                                    [CHART]

Historical Fund Return

$10,000
Investment made 5/1/96
(Fund Inception Date)

            Equity Index Fund  S&P 500(R) Index
            -----------------  ----------------
 5/01/1996      $10,000.00       $10,000.00
 5/31/1996       10,210.21        10,258.00
 6/30/1996       10,231.27        10,300.06
 7/31/1996        9,825.37         9,841.71
 8/31/1996        9,970.93        10,050.35
 9/30/1996       10,509.35        10,615.18
10/31/1996       10,787.24        10,906.03
11/30/1996       11,561.33        11,733.80
12/31/1996       11,423.37        11,503.82
 1/31/1997       12,132.53        12,218.21
 2/28/1997       12,220.87        12,317.18
 3/31/1997       11,735.83        11,804.78
 4/30/1997       12,408.96        12,509.53
 5/31/1997       13,119.43        13,277.61
 6/30/1997       13,727.15        13,869.79
 7/31/1997       14,820.68        14,971.05
 8/31/1997       13,993.35        14,138.66
 9/30/1997       14,755.87        14,913.46
10/31/1997       14,266.68        14,415.35
11/30/1997       14,887.35        15,082.78
12/31/1997       15,168.85        15,342.21
 1/31/1998       15,336.19        15,512.51
 2/28/1998       16,441.16        16,630.96
 3/31/1998       17,279.50        17,482.46
 4/30/1998       17,454.65        17,659.04
 5/31/1998       17,150.87        17,355.30
 6/30/1998       17,849.77        18,059.92
 7/31/1998       17,664.21        17,868.49
 8/31/1998       15,095.58        15,284.71
 9/30/1998       16,066.65        16,264.46
10/31/1998       17,368.66        17,586.76
11/30/1998       18,418.96        18,652.51
12/31/1998       19,484.37        19,726.90
 1/31/1999       20,295.65        20,551.48
 2/28/1999       19,668.88        19,912.33
 3/31/1999       20,463.80        20,708.82
 4/30/1999       21,252.00        21,510.26
 5/31/1999       20,743.26        21,002.61
 6/30/1999       21,904.36        22,168.26
 7/31/1999       21,220.30        21,476.61
 8/31/1999       21,115.14        21,369.23
 9/30/1999       20,540.56        20,783.71
10/31/1999       21,833.37        22,099.32
11/30/1999       22,274.39        22,547.93
12/31/1999       23,592.37        23,876.01
 1/31/2000       22,400.10        22,677.43
 2/29/2000       21,977.89        22,248.83
 3/31/2000       24,119.90        24,424.76
 4/30/2000       23,394.26        23,689.58
 5/31/2000       22,909.53        23,203.94
 6/30/2000       23,474.64        23,774.76
 7/31/2000       23,107.54        23,403.87
 8/31/2000       24,545.85        24,857.25
 9/30/2000       23,244.68        23,544.79
10/31/2000       23,145.58        23,445.90
11/30/2000       21,325.98        21,598.37
12/31/2000       21,433.41        21,704.20
 1/31/2001       22,190.96        22,474.70
 2/28/2001       20,163.63        20,425.00
 3/31/2001       18,884.26        19,132.10
 4/30/2001       20,349.88        20,618.67
 5/31/2001       20,490.26        20,756.81
 6/30/2001       19,989.35        20,252.42
 7/31/2001       19,791.38        20,053.95
 8/31/2001       18,550.00        18,798.57
 9/30/2001       17,054.83        17,279.65
10/31/2001       17,378.41        17,609.69
11/30/2001       18,705.83        18,960.35
12/31/2001       18,866.25        19,127.20
 1/31/2002       18,590.21        18,847.94
 2/28/2002       18,228.98        18,484.18
 3/31/2002       18,908.14        19,179.18
 4/30/2002       17,755.94        18,016.92
 5/31/2002       17,624.03        17,883.60
 6/30/2002       16,365.09        16,610.29
 7/31/2002       15,089.80        15,314.68
 8/31/2002       15,184.36        15,415.76
 9/30/2002       13,529.76        13,740.07
10/31/2002       14,716.71        14,949.19
11/30/2002       15,577.65        15,829.70
12/31/2002       14,658.15        14,898.92

Value on 12/31/02:
-----------------
$14,658 Equity Index Fund
$14,899 S&P 500(R) Index

MORNINGSTAR CATEGORY RISK+:
.. Average (VL/VUL)
.. Average (VA)

MORNINGSTAR CATEGORY RATING+:
.. 3 (VL/VUL)
.. 3 (VA)


 TOP TEN HOLDINGS (as of December 31, 2002)

                                % of
                               Assets
Microsoft Corp.                 3.4%
General Electric Co.            3.0%
Exxon Mobil Corp.               2.9%
Wal-Mart Stores, Inc.           2.8%
Pfizer, Inc.                    2.3%
Citigroup, Inc.                 2.2%
Johnson & Johnson               2.0%
American International Group,
Inc.                            1.9%
International Business
Machines Corp.                  1.6%
Merck & Co., Inc.               1.6%

 AVERAGE ANNUAL TOTAL RETURNS*

                                    Equity Index S&P 500
                                      Fund(1)    Index(2)
                                    ------------ --------
1 Year                                 -22.31%    -22.11%
3 Years                                -14.67     -14.55
5 Years                                 -0.68      -0.58
Since Inception (5/1/96)                 5.90       6.16

 SECTOR/INDUSTRY ALLOCATION (as of December 31, 2002)

                                   % of                          % of
                                  Assets                        Assets
         Financial Services       21.76% Other                  4.65%
         Health Care              14.81% Integrated Oils        4.61%
         Technology               13.59% Producer Durables      3.78%
         Consumer Discretionary &        Materials & Processing 3.27%
         Services                 13.35% Autos & Transportation 2.62%
         Consumer Staples          8.49% Other Energy           1.46%
         Utilities                 7.62%

(1)Returns reflect waiver of advisory fee, reimbursement of all non-advisory fund expenses, and extra-ordinary capital contributions of $84,000 in 1996 and $250,000 in 1997.
(2)"Standard & Poor's 500" is a trademark of McGraw-Hill Companies, Inc. and has been licensed for use by John Hancock Life Insurance Company. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product.
* Total returns are for the period ended December 31, 2002. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 12/31/02. VL represents Variable Life subaccounts, VUL represents Variable Universal Life subaccounts and VA represents Variable Annuity subaccounts. Hancock VL/VUL subaccounts were rated against 845 VL/VUL subaccounts and 1,594 VA subaccounts in the Morningstar Large Blend category. VL/VUL subaccounts received an overall Morningstar Rating of 3 out 4,575 subaccounts. VA subaccounts received an overall Morningstar Rating of 3 out of 8,512 subaccounts.

                                                      Inception: March 29, 1986

  GROWTH & INCOME FUND
  INDEPENDENCE INVESTMENT LLC
                                                           P. McManus/T. Spicer
  PUTNAM INVESTMENTS
                                                                Management Team


Growth & Income Fund
.. The Fund employs a multi-style and multi-manager approach with two sub-advisers independently managing portions of the Fund. The Fund uses three distinct investment styles intended to complement each other: growth, value and blend. As of year-end, Independence managed approximately 82% (blend sleeve at 63% and value sleeve at 19%) and Putnam managed approximately 18% (growth sleeve).
.. The multi-manager approach seeks to produce more consistent investment returns over market cycles and to reduce the risk of any one manager or strategy being out of favor in certain market environments.
.. Independence selects stocks using a combination of fundamental equity research and quantitative portfolio construction tools. Stocks are purchased that combine cheapness and improving fundamentals with favorable valuations and earnings growth prospects.
.. Putnam selects stocks using a combination of a systematic screening approach and proprietary, fundamental equity research to identify stocks with opportunities for above average growth.
.. This Fund intends to adopt the "manager of managers" arrangement described on page 1.

Fund Commentary
.. In 2002, the Fund returned -22.18%, slightly outperforming its customized benchmark.

Independence Investment LLC
.. Blend Sleeve: This portion of the Fund outperformed its benchmark primarily due to favorable stock selection, with sector allocation exposures also positive.
.. Despite having a neutral weight to the technology sector relative to the benchmark, the Fund's exposure to technology was the largest detractor from absolute performance. Top detractors to absolute performance included Intel, Tyco and General Electric, while top contributors were from a variety of sectors and included Halliburton, Pharmacia and Trigon Healthcare.
.. Value Sleeve: This portion of the Fund underperformed its benchmark primarily due to unfavorable stock selection, while sector allocation exposures were positive.
.. Despite having an underweight to the utility sector relative to the benchmark, the Fund's exposure to utilities was the largest detractor from absolute performance. The top detractors from absolute performance were El Paso within energy, TXU and BellSouth within utilities and Citigroup and JP Morgan Chase within financials. Top contributors to absolute returns were from a variety of sectors and included Trigon Healthcare, Bank of America and Entergy.
.. Prospectively, the strategy for these sleeves will remain consistent. The manager seeks to maintain risk and sector characteristics similar to each benchmark. The manager continues to pursue investment opportunities in stocks possessing fundamental catalysts, which differentiate them from their peers, and exhibit favorable valuation.

Putnam Investments
..  Growth Sleeve: This portion of the Fund underperformed its benchmark primarily due to unfavorable stock selection.
.. Despite having an underweight to the technology sector relative to the benchmark, the Fund's exposure to technology was the largest detractor from absolute performance. The health care sector was also an absolute performance detractor.
.. The Fund's performance benefited from the capital goods sector, particularly from Lockheed Martin within the aerospace/defense subsector. Within health-care, top contributors included Trigon Healthcare and Pharmacia. Stocks that detracted included technology stocks such as Microsoft and Intel, while pharmaceutical companies such as Pfizer and Wyeth also significantly detracted.

                                                      Inception: March 29, 1986

  GROWTH & INCOME FUND
  INDEPENDENCE INVESTMENT LLC
                                                           P. McManus/T. Spicer
  PUTNAM INVESTMENTS
                                                                Management Team




                                    [CHART]

Historical Fund Return

$10,000
Investment made 12/31/92
(10-Year Period)

            Growth & Income Fund  Growth & Income Benchmark (1)
            --------------------  ----------------------------
12/31/1992         $10,000.00             $10,000.00
01/29/1993          10,103.23              10,073.00
02/26/1993          10,244.37              10,208.99
03/31/1993          10,561.71              10,428.48
04/30/1993          10,279.98              10,172.98
05/28/1993          10,546.60              10,447.65
06/30/1993          10,650.71              10,482.13
07/30/1993          10,592.45              10,432.86
08/31/1993          11,019.61              10,830.35
09/30/1993          11,038.78              10,750.21
10/29/1993          11,227.18              10,968.44
11/30/1993          11,127.04              10,865.34
12/31/1993          11,333.01              10,998.98
01/31/1994          11,669.58              11,367.45
02/28/1994          11,329.97              11,060.52
03/31/1994          10,890.93              10,579.39
04/29/1994          11,080.19              10,716.92
05/31/1994          11,122.59              10,891.61
06/30/1994          10,921.14              10,622.59
07/29/1994          11,215.83              10,974.19
08/31/1994          11,633.23              11,420.84
09/30/1994          11,289.85              11,145.60
10/31/1994          11,469.91              11,400.84
11/30/1994          11,089.24              10,982.43
12/30/1994          11,270.02              11,142.77
01/31/1995          11,502.15              11,432.48
02/28/1995          11,956.09              11,876.06
03/31/1995          12,220.64              12,227.59
04/28/1995          12,577.07              12,583.42
05/31/1995          12,995.56              13,080.46
06/30/1995          13,291.66              13,387.85
07/31/1995          13,715.77              13,833.67
08/31/1995          13,805.22              13,871.02
09/29/1995          14,403.52              14,452.21
10/31/1995          14,309.32              14,401.63
11/30/1995          14,912.68              15,035.30
12/29/1995          15,125.94              15,313.46
01/31/1996          15,528.67              15,840.24
02/29/1996          15,729.38              15,992.30
03/29/1996          15,930.50              16,145.83
04/30/1996          16,109.96              16,383.17
05/31/1996          16,482.92              16,805.86
06/28/1996          16,573.05              16,874.76
07/31/1996          15,790.12              16,123.84
08/30/1996          16,166.38              16,465.66
09/30/1996          16,916.98              17,391.03
10/31/1996          17,330.70              17,867.55
11/29/1996          18,483.80              19,223.69
12/31/1996          18,165.84              18,846.91
01/31/1997          19,100.94              20,017.30
02/28/1997          19,205.64              20,179.44
03/31/1997          18,457.39              19,339.98
04/30/1997          19,352.14              20,494.57
05/30/1997          20,401.70              21,752.94
06/30/1997          21,206.26              22,723.12
07/31/1997          23,101.23              24,527.34
08/29/1997          21,931.01              23,163.62
09/30/1997          23,206.52              24,432.98
10/31/1997          22,333.69              23,616.92
11/28/1997          23,173.89              24,710.39
12/31/1997          23,577.31              25,135.41
01/31/1998          23,831.99              25,414.41
02/27/1998          25,777.32              27,246.79
03/31/1998          27,218.76              28,641.82
04/30/1998          27,294.06              28,931.11
05/29/1998          26,995.92              28,433.49
06/30/1998          28,141.71              29,587.89
07/31/1998          27,813.38              29,274.26
08/31/1998          23,543.44              25,041.20
09/30/1998          24,751.40              26,646.34
10/30/1998          26,957.67              28,812.69
11/30/1998          28,571.50              30,558.74
12/31/1998          30,708.63              32,318.92
01/29/1999          31,739.00              33,669.85
02/26/1999          30,753.36              32,622.72
03/31/1999          31,663.68              33,927.63
04/30/1999          32,998.00              35,240.63
05/28/1999          32,035.80              34,408.95
06/30/1999          34,244.79              36,318.65
07/30/1999          33,072.55              35,185.50
08/31/1999          32,681.32              35,009.58
09/30/1999          31,779.70              34,050.31
10/29/1999          33,638.61              36,205.70
11/30/1999          34,028.44              36,940.67
12/31/1999          35,691.40              39,116.48
01/31/2000          33,516.26              37,152.83
02/29/2000          32,674.50              36,450.64
03/31/2000          36,331.87              40,015.52
04/28/2000          35,442.83              38,811.05
05/31/2000          34,975.94              38,015.42
06/30/2000          35,535.53              38,950.60
07/31/2000          35,103.47              38,342.97
08/31/2000          37,275.50              40,724.07
09/29/2000          35,022.31              38,573.84
10/31/2000          35,107.83              38,411.83
11/30/2000          31,072.81              35,384.98
12/29/2000          25,452.42              35,558.37
01/31/2001          31,923.63              36,820.69
02/28/2001          28,574.24              33,462.64
03/30/2001          26,229.83              31,344.46
04/30/2001          28,750.54              33,779.92
05/31/2001          28,803.90              34,006.25
06/30/2001          28,138.61              33,179.89
07/31/2001          27,461.95              32,854.73
08/31/2001          25,562.27              30,798.02
09/28/2001          23,357.57              28,309.54
10/31/2001          24,102.35              28,850.26
11/30/2001          25,970.22              31,063.07
12/31/2001          26,185.04              31,336.43
01/31/2002          25,821.85              30,878.91
02/28/2002          25,220.44              30,282.95
03/31/2002          26,346.02              31,421.59
04/30/2002          25,087.94              29,517.44
05/31/2002          24,880.61              29,257.69
06/30/2002          23,203.95              27,098.47
07/31/2002          21,348.68              25,093.18
08/31/2002          21,491.12              25,223.67
09/30/2002          19,226.19              22,514.65
10/31/2002          20,632.25              24,385.61
11/30/2002          21,590.69              25,812.17
12/31/2002          20,376.50              24,351.20

Value on 12/31/02:
-----------------
$20,377  Growth & Income Fund
$24,351  Growth & Income Benchmark
MORNINGSTAR CATEGORY RISK+:
.. Average (VL/VUL)
.. Average (VA)

MORNINGSTAR CATEGORY RATING+:
.. 2 (VL/VUL)
.. 3 (VA)

 TOP TEN HOLDINGS (as of December 31, 2002)

                       % of
                      Assets
Microsoft Corp.        3.5%
ExxonMobil Corp.       2.9%
Pfizer, Inc.           2.8%
Citigroup, Inc.        2.6%
Johnson & Johnson      2.2%
General Electric Co.   2.1%
Bank of America Corp.  1.9%
Wal-Mart Stores, Inc.  1.8%
Intel Corp.            1.8%
Dell Computer Corp.    1.7%

 AVERAGE ANNUAL TOTAL RETURNS*

                          Growth & Income Growth & Income
                               Fund        Benchmark(1)
                          --------------- ---------------
1 Year                        -22.18%         -22.29%
3 Years                       -17.00          -14.61
5 Years                        -2.85           -0.63
10 Years                        7.39            9.31

 SECTOR/INDUSTRY ALLOCATION (as of December 31, 2002)

                          % of                          % of
                         Assets                        Assets
Financial Services       23.82% Integrated Oils        5.26%
Health Care              15.80% Producer Durables      4.03%
Technology               14.48% Other                  3.50%
Consumer Discretionary &        Materials & Processing 3.28%
Services                 12.35% Autos & Transportation 2.41%
Consumer Staples          7.17% Other Energy           1.97%
Utilities                 5.93%

(1)The Growth & Income Benchmark represents the S&P 500 Index from April 1986 to April 2002 and then the Russell 1000 from May 2002 to present.
* Total returns are for the period ended December 31, 2002. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the Fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. There are additional risks associated with a nondiversified fund, as outlined in the current prospectus.
+ Source: MorningStar, Inc. Data as of 12/31/02. VL represents Variable Life subaccounts, VUL represents Variable Universal Life subaccounts and VA represents Variable Annuity subaccounts Hancock VL/VUL subaccounts were rated against 781 VL/VUL subaccounts and 1,479 VA subaccounts in the Morningstar Large Blend category. VL/VUL subaccounts received an overall Morningstar Rating of out 4,575 subaccounts. VA subaccounts received an overall Morningstar Rating of 3 out of 8,512 subaccounts.

                                                         Inception: May 1, 1996

  LARGE CAP VALUE FUND
  T. ROWE PRICE ASSOCIATES, INC.
                                                                Brian C. Rogers



..  In 2002, the Fund returned -13.24% outperforming its benchmark, the Russell
   1000 Value Index.
..  The Fund outperformed its benchmark due to both favorable stock selection and sector allocation decisions.
.. The Fund's exposure to consumer staples was the largest contributor to absolute performance. Within this sector, both stock selection and sector allocation decisions positively contributed to performance. The biggest detractor was the Fund's exposure to the financial sector.
.. The top and bottom contributors to absolute returns came from a variety of sectors. The top contributors included Lockheed Martin and Fortune Brands, while the main detractors included Bristol Myers Squibb and Qwest Communications.
.. The manager believes the investment environment should show signs of improvement in 2003 as the conditions are in place for an eventual economic upturn. While the precise outcome of the President's economic stimulus plan remains to be seen, any improvement in the tax treatment of dividends should benefit the type of companies in which this Fund invests. The manager will continue to strive to make sound investment decisions in their ongoing effort to enhance shareholder value and maintain a long-term perspective in the evaluation of securities for the Fund.
.. The Fund employs a value-oriented investment approach, focusing on companies with an above-average dividend yield and low P/E ratios. The manager utilizes a bottom-up fundamental research evaluation of each holding.
..  This Fund intends to adopt the "manager of managers" arrangement described on page 1.
                                    [CHART]

Historical Fund Return
$10,000
Investment made 5/1/96
(Fund Inception Date)

             Large Cap Value Fund    Russell 1000(R) Value Index
             --------------------    ---------------------------
 5/01/1996        $10,000.00                 $10,000.00
 5/31/1996         10,190.10                  10,125.00
 6/30/1996         10,255.44                  10,133.10
 7/31/1996          9,976.73                   9,750.07
 8/31/1996         10,186.40                  10,028.92
 9/30/1996         10,618.31                  10,428.07
10/31/1996         10,859.97                  10,831.64
11/30/1996         11,451.49                  11,616.93
12/31/1996         11,390.49                  11,468.24
 1/31/1997         11,698.63                  12,024.44
 2/28/1997         11,978.55                  12,201.20
 3/31/1997         11,723.70                  11,761.96
 4/30/1997         12,015.78                  12,255.96
 5/31/1997         12,581.98                  12,941.07
 6/30/1997         13,059.33                  13,496.24
 7/31/1997         13,805.38                  14,511.16
 8/31/1997         13,446.75                  13,994.56
 9/30/1997         14,081.22                  14,839.84
10/31/1997         13,702.79                  14,425.80
11/30/1997         14,220.24                  15,063.42
12/31/1997         14,643.15                  15,503.28
 1/31/1998         14,538.38                  15,283.13
 2/28/1998         15,249.44                  16,311.68
 3/31/1998         15,953.52                  17,309.96
 4/30/1998         15,868.52                  17,425.94
 5/31/1998         15,597.70                  17,168.03
 6/30/1998         15,560.91                  17,387.78
 7/31/1998         15,106.21                  17,081.76
 8/31/1998         13,634.12                  14,539.99
 9/30/1998         14,372.95                  15,374.59
10/31/1998         15,260.79                  16,566.12
11/30/1998         15,883.54                  17,338.10
12/31/1998         15,998.55                  17,927.60
 1/31/1999         15,599.14                  18,071.02
 2/28/1999         15,469.51                  17,816.21
 3/31/1999         15,888.98                  18,185.01
 4/30/1999         17,600.38                  19,883.49
 5/31/1999         17,468.51                  19,664.77
 6/30/1999         17,931.74                  20,235.05
 7/31/1999         17,537.40                  19,642.16
 8/31/1999         17,002.92                  18,913.44
 9/30/1999         16,393.18                  18,251.47
10/31/1999         16,973.31                  19,302.75
11/30/1999         16,677.76                  19,152.19
12/31/1999         16,523.23                  19,244.12
 1/31/2000         15,751.49                  18,616.76
 2/29/2000         14,460.48                  17,233.54
 3/31/2000         16,066.35                  19,336.03
 4/30/2000         16,208.49                  19,111.73
 5/31/2000         16,986.85                  19,312.41
 6/30/2000         16,140.25                  18,429.83
 7/31/2000         16,307.88                  18,660.20
 8/31/2000         17,099.71                  19,697.71
 9/30/2000         17,217.75                  19,878.93
10/31/2000         18,042.94                  20,367.95
11/30/2000         17,844.82                  19,612.30
12/31/2000         18,666.73                  20,594.87
 1/31/2001         18,862.89                  20,675.19
 2/28/2001         18,596.01                  20,100.42
 3/31/2001         18,091.65                  19,390.88
 4/30/2001         18,860.08                  20,341.03
 5/31/2001         19,493.18                  20,798.71
 6/30/2001         19,103.75                  20,336.97
 7/31/2001         19,164.93                  20,294.27
 8/31/2001         18,812.38                  19,480.47
 9/30/2001         17,549.96                  18,109.04
10/31/2001         17,546.13                  17,953.30
11/30/2001         18,572.03                  18,996.39
12/31/2001         18,899.46                  19,442.81
 1/31/2002         18,870.94                  19,293.10
 2/28/2002         19,144.78                  19,323.96
 3/31/2002         19,743.81                  20,237.99
 4/30/2002         19,186.34                  19,543.83
 5/31/2002         19,398.10                  19,641.54
 6/30/2002         18,171.39                  18,514.12
 7/31/2002         16,595.03                  16,792.31
 8/31/2002         16,777.86                  16,919.93
 9/30/2002         15,032.73                  15,038.43
10/31/2002         15,969.11                  16,152.78
11/30/2002         17,101.17                  17,170.41
12/31/2002         16,396.69                  16,425.21

Value on 12/31/02:
------------------
$16,397 Large Cap Value Fund
$16,425 Russell 1000(R) Value Index
MORNINGSTAR CATEGORY RISK+:
.. Low (VL/VUL)
.. Low (VA)

MORNINGSTAR CATEGORY RATING+:
.. 5 (VL/VUL)
.. 5 (VA)

 TOP TEN HOLDINGS (as of December 31, 2002)

                               % of
                              Assets
Merck & Co., Inc.              2.9%
ExxonMobil Corp.               2.6%
Verizon Communications         2.2%
ChevronTexaco Corp.            2.1%
Honeywell International, Inc.  1.8%
General Electric Co.           1.7%
Union Pacific Corp.            1.7%
Bristol-Myers Squibb Co.       1.6%
Bank One Corp.                 1.5%
Royal Dutch Petroleum Co.      1.5%

 AVERAGE ANNUAL TOTAL RETURNS*

                                    Large Cap  Russell 1000(R)
                                    Value Fund   Value Index
                                    ---------- ---------------
1 Year                                -13.24%      -15.52%
3 Years                                -0.26        -5.14
5 Years                                 2.29         1.16
Since Inception (5/1/96)                7.69         7.73

 SECTOR/INDUSTRY ALLOCATION (as of December 31, 2002)

                          % of                          % of
                         Assets                        Assets
Financial Services       20.82% Other                  6.20%
Consumer Discretionary &        Producer Durables      5.18%
Services                 14.94% Materials & Processing 5.04%
Utilities                13.31% Technology             4.84%
Integrated Oils          10.08% Autos & Transportation 3.59%
Health Care               9.09% Other Energy           0.64%
Consumer Staples          6.27%

* Total returns are for the period ended December 31, 2002. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 12/31/02. VL represents Variable Life subaccounts, VUL represents Variable Universal Life subaccounts and VA represents Variable Annuity subaccounts Hancock VL/VUL subaccounts were rated against 781 VL/VUL subaccounts and 1,479 VA subaccounts in the Morningstar Large Value category. VL/VUL subaccounts received an overall Morningstar Rating of 4 out 4,575 subaccounts. VA subaccounts received an overall Morningstar Rating of 4 out of 8,512 subaccounts.

                                                     Inception: August 31, 1999

  LARGE CAP VALUE CORE/SM/ FUND
  GOLDMAN SACHS ASSET MANAGEMENT
                                                             Brown/Jones/Pinter

..  In 2002, the Fund returned -18.21%, underperforming its benchmark, the
   Russell 1000 Value Index.
.. The Fund underperformed its benchmark due to unfavorable stock selection. .. Performance was driven by unfavorable returns in 12 of the 13 sectors on an absolute basis. Only the Transport sector posted positive returns, while the top-weighted Financial sector was the biggest detractor from the Fund's returns. Similarly, the Utilities, Telecommunications and Technology sectors were also hard hit on an absolute basis.
..  The CORE themes (Momentum, Valuation, Profitability, Earnings Quality and
   Fundamental Research) were all positive overall for the full year, with Momentum, Profitability and Valuation adding the most value. Earnings Quality also contributed positively while Fundamental Research was essentially flat.
.. The Fund seeks to maintain size and sector weightings and a similar risk profile to the Index. The manager does not anticipate any changes to the current portfolio strategy and seeks to add value versus the Russell 1000 Value Index by overweighting stocks that are more likely to beat the benchmark, while underweighting stocks that are believed to lag the Index.
.. The manager selects stocks using a combination of quantitative techniques and fundamental equity research -- CORE, computer optimized, research, enhanced. The manager's quantitative approach seeks to identify low-priced stocks with good momentum, companies about which fundamental research analysts are becoming more positive, and companies with strong profit margins and sustainable earnings.
.. This Fund intends to adopt the "manager of managers" arrangement described on page 1.


                                    [CHART]

Historical Fund Return

$10,000
Investment made 8/31/99
(Fund Inception Date)

            Large Cap Value CORE(SM) Fund  Russell 1000(R) Value Index
            -----------------------------  ---------------------------
 8/31/1999            $10,001.30                    $10,000.00
 9/30/1999              9,710.99                      9,650.00
10/31/1999             10,331.58                     10,205.84
11/30/1999             10,222.01                     10,126.23
12/31/1999             10,357.99                     10,174.84
 1/31/2000              9,966.70                      9,843.14
 2/29/2000              9,306.14                      9,111.80
 3/31/2000             10,353.69                     10,223.43
 4/30/2000             10,235.53                     10,104.84
 5/31/2000             10,315.02                     10,210.94
 6/30/2000              9,925.40                      9,744.30
 7/31/2000             10,094.18                      9,866.11
 8/31/2000             10,735.04                     10,414.66
 9/30/2000             10,780.50                     10,510.48
10/31/2000             10,929.67                     10,769.04
11/30/2000             10,420.97                     10,369.50
12/31/2000             10,888.02                     10,889.02
 1/31/2001             10,869.92                     10,931.48
 2/28/2001             10,559.13                     10,627.59
 3/31/2001             10,161.18                     10,252.43
 4/30/2001             10,769.26                     10,754.80
 5/31/2001             11,024.65                     10,996.79
 6/30/2001             10,815.74                     10,752.66
 7/31/2001             10,813.92                     10,730.08
 8/31/2001             10,328.29                     10,299.80
 9/30/2001              9,640.82                      9,574.70
10/31/2001              9,619.47                      9,492.35
11/30/2001             10,113.73                     10,043.86
12/31/2001             10,370.41                     10,279.89
 1/31/2002             10,224.94                     10,200.73
 2/28/2002             10,176.05                     10,217.06
 3/31/2002             10,651.28                     10,700.32
 4/30/2002             10,357.76                     10,333.30
 5/31/2002             10,304.85                     10,384.97
 6/30/2002              9,615.15                      9,788.87
 7/31/2002              8,672.71                      8,878.51
 8/31/2002              8,841.46                      8,945.98
 9/30/2002              7,947.30                      7,951.19
10/31/2002              8,451.42                      8,540.37
11/30/2002              8,804.20                      9,078.42
12/31/2002              8,482.15                      8,684.41

Value on 12/31/02:
------------------
$8,482 Large Cap Value CORE/SM/ Fund
$8,684 Russel 1000/R/ Value Index

MORNINGSTAR CATEGORY RISK+:
.. Below Average (VL/VUL)
.. Below Average (VA)

MORNINGSTAR CATEGORY RATING+:
.. 3 (VL/VUL)
.. 3 (VA)

 TOP TEN HOLDINGS (as of December 31, 2002)

                          % of
                         assets
ExxonMobil Corp.          6.0%
Citigroup, Inc.           4.1%
Bank of America Corp.     3.6%
Verizon Communications    2.3%
Wachovia Corp.            2.2%
Proctor & Gamble Co.      2.1%
AOL Time Warner, Inc.     1.7%
General Motors Corp.      1.6%
SBC Communications, Inc.  1.6%
Hewlett-Packard Co.       1.4%

 AVERAGE ANNUAL TOTAL RETURNS*

                              Large Cap       Russell 1000(R)
                          Value CORE/SM/ Fund   Value Index
                          -----------------   ---------------
1 Year                         -18.21%            -15.52%
3 Years                         -6.44              -5.14
Since Inception (8/31/99)       -4.81              -4.14

 SECTOR/INDUSTRY ALLOCATION (as of December 31, 2002)

                          % of                          % of
                         assets                        assets
Financial Services       33.78% Healthcare              4.86%
Utilities                14.01% Materials &
Consumer Discretionary &        Processing              4.05%
Services                 11.46% Autos & Transportation  4.04%
Integrated Oils           9.35% Other                   2.25%
Consumer Staples          7.42% Other Energy            1.83%
Technology                6.18% Producer Durables       0.77%

* Total returns are for the period ended December 31, 2002. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 12/31/02. VL represents Variable Life subaccounts, VUL represents Variable Universal Life subaccounts and VA represents Variable Annuity subaccounts Hancock VL/VUL subaccounts were rated against 781 VL/VUL subaccounts and 1,479 VA subaccounts in the Morningstar Large Value category. VL/VUL subaccounts received an overall Morningstar Rating of 4 out 4,575 subaccounts. VA subaccounts received an overall Morningstar Rating of 4 out of 8,512 subaccounts.

                                                      Inception: March 29, 1986

  LARGE CAP GROWTH FUND
  INDEPENDENCE INVESTMENT LLC
                                                           M. Lapman/J. Forelli



..  In 2002, the Fund returned -27.82% slightly outperforming its benchmark, the
   Russell 1000 Growth Index.
..  The Fund outperformed its benchmark primarily due to favorable stock selection decisions. In contrast, sector allocation decisions detracted.
.. Despite having a neutral weight to the technology sector relative to the benchmark, the Fund's exposure to technology was the largest detractor from absolute performance. Top detractors within this sector and the overall Fund included Intel, Microsoft and Cisco.
.. While the health care and consumer discretionary sectors were also significant performance detractors overall, several of the Fund's top contributors were within health care such as Pharmacia and Trigon Healthcare and in consumer discretionary such as Black & Decker and Staples.
.. Going forward, the strategy for this fund remains consistent. The manager seeks to maintain risk and sector characteristics similar to the benchmark. The manager continues to pursue investment opportunities in stocks of growth-oriented companies that possess fundamental catalysts, which differentiate them from their peers, and exhibit favorable valuation. As usual, this is done in a risk-controlled framework.
.. The manager selects stocks using a combination of proprietary fundamental equity research and quantitative portfolio construction tools. Stocks purchased combine low prices and improving fundamentals with favorable valuations and earnings growth prospects.
.. This Fund intends to adopt the "manager of managers" arrangement described on page 1.

                                    [CHART]

Historical Fund Return

$10,000
Investment made 12/31/92
(10-Year Period)

                  Large Cap Growth Fund   Russell 1000(R) Growth Index
                  ---------------------   ----------------------------
12/31/1992             $10,000.00                 $10,000.00
 1/29/1993              10,094.21                   9,885.00
 2/26/1993              10,278.19                   9,728.82
 3/31/1993              10,589.73                   9,916.58
 4/30/1993              10,208.11                   9,519.92
 5/28/1993              10,513.95                   9,853.12
 6/30/1993              10,667.30                   9,762.47
 7/30/1993              10,585.06                   9,587.72
 8/31/1993              11,044.16                   9,980.82
 9/30/1993              11,181.61                   9,906.96
10/29/1993              11,350.17                  10,182.37
11/30/1993              11,225.71                  10,115.17
12/31/1993              11,380.46                  10,290.16
 1/31/1994              11,725.98                  10,527.86
 2/28/1994              11,362.74                  10,336.26
 3/31/1994              10,995.25                   9,837.02
 4/29/1994              11,211.16                   9,883.25
 5/31/1994              11,174.87                  10,032.49
 6/30/1994              11,007.70                   9,736.53
 7/29/1994              11,282.92                  10,069.52
 8/31/1994              11,677.66                  10,630.39
 9/30/1994              11,327.72                  10,484.75
10/31/1994              11,435.60                  10,732.19
11/30/1994              11,101.76                  10,388.76
12/30/1994              11,268.44                  10,563.29
 1/31/1995              11,479.72                  10,788.29
 2/28/1995              11,914.33                  11,240.32
 3/31/1995              12,184.24                  11,569.66
 4/28/1995              12,485.42                  11,823.04
 5/31/1995              12,910.19                  12,235.66
 6/30/1995              13,127.19                  12,707.96
 7/31/1995              13,552.23                  13,236.61
 8/31/1995              13,656.22                  13,251.17
 9/29/1995              14,210.50                  13,862.05
10/31/1995              14,047.00                  13,871.75
11/30/1995              14,630.30                  14,411.36
12/29/1995              14,834.24                  14,493.51
 1/31/1996              15,181.94                  14,979.04
 2/29/1996              15,360.96                  15,253.16
 3/29/1996              15,555.59                  15,272.99
 4/30/1996              15,817.53                  15,674.67
 5/31/1996              16,166.80                  16,221.71
 6/28/1996              16,148.47                  16,244.42
 7/31/1996              15,075.04                  15,292.50
 8/30/1996              15,556.22                  15,687.05
 9/30/1996              16,508.52                  16,829.06
10/31/1996              16,630.62                  16,930.04
11/29/1996              17,837.45                  18,201.48
12/31/1996              17,544.33                  17,844.73
 1/31/1997              18,548.21                  19,095.65
 2/28/1997              18,685.70                  18,965.80
 3/31/1997              17,806.40                  17,939.75
 4/30/1997              18,748.18                  19,130.95
 5/30/1997              19,827.38                  20,512.20
 6/30/1997              20,612.36                  21,332.69
 7/31/1997              22,601.68                  23,218.50
 8/29/1997              21,476.69                  21,860.22
 9/30/1997              22,814.49                  22,935.74
10/31/1997              21,895.36                  22,087.12
11/28/1997              22,708.95                  23,025.82
12/31/1997              22,964.28                  23,283.71
 1/31/1998              23,578.09                  23,979.90
 2/27/1998              25,808.93                  25,783.18
 3/31/1998              27,269.48                  26,811.93
 4/30/1998              27,476.14                  27,181.94
 5/29/1998              26,883.29                  26,409.97
 6/30/1998              28,218.66                  28,026.26
 7/31/1998              28,081.72                  27,841.29
 8/31/1998              23,684.31                  23,662.31
 9/30/1998              25,069.90                  25,479.58
10/30/1998              26,958.99                  27,528.13
11/30/1998              29,100.55                  29,623.02
12/31/1998              32,037.69                  32,295.02
 1/29/1999              33,821.12                  34,190.74
 2/26/1999              32,192.86                  32,628.22
 3/31/1999              33,548.42                  34,347.73
 4/30/1999              34,042.90                  34,392.38
 5/28/1999              33,057.91                  33,336.54
 6/30/1999              35,519.74                  35,670.09
 7/30/1999              34,344.03                  34,535.78
 8/31/1999              34,540.60                  35,098.72
 9/30/1999              33,748.86                  34,361.64
10/29/1999              35,727.41                  36,955.95
11/30/1999              36,932.73                  38,947.87
12/31/1999              39,748.65                  42,998.45
 1/31/2000              37,370.05                  40,981.82
 2/29/2000              38,551.17                  42,985.84
 3/31/2000              42,662.82                  46,063.62
 4/28/2000              41,213.34                  43,870.99
 5/31/2000              39,721.33                  41,659.90
 6/30/2000              42,019.46                  44,817.72
 7/31/2000              40,653.72                  42,948.82
 8/31/2000              44,621.13                  46,835.68
 9/29/2000              39,946.85                  42,405.03
10/31/2000              38,759.42                  40,399.27
11/30/2000              33,597.70                  34,444.42
12/29/2000              32,639.32                  33,355.97
 1/31/2001              34,530.20                  35,660.87
 2/28/2001              29,006.16                  29,605.66
 3/30/2001              25,769.67                  26,384.56
 4/30/2001              29,313.07                  29,722.21
 5/31/2001              28,966.58                  29,285.29
 6/30/2001              28,361.52                  28,605.87
 7/31/2001              27,498.74                  27,890.73
 8/31/2001              25,509.66                  25,609.26
 9/28/2001              23,079.82                  23,053.46
10/31/2001              24,478.93                  24,263.77
11/30/2001              26,827.92                  26,595.51
12/31/2001              26,898.99                  26,544.98
 1/31/2002              26,623.77                  26,075.14
 2/28/2002              25,536.20                  24,993.02
 3/30/2003              26,408.34                  25,857.78
 4/30/2002              24,760.88                  23,747.78
 5/31/2002              24,188.86                  23,173.09
 6/30/2002              22,100.62                  21,029.58
 7/31/2002              20,561.81                  19,872.95
 8/31/2002              20,626.00                  19,932.57
 9/28/2002              18,469.71                  17,865.56
10/31/2002              20,007.82                  19,503.83
11/30/2002              20,732.54                  20,562.89
12/31/2002              19,382.89                  19,142.00

Value on 12/31/02:
------------------
$24,017 Large Cap Growth Fund
$19,142 Russell 1000(R) Growth Index
MORNINGSTAR
CATEGORY RISK+:
.. Average (VL/VUL)
.. Average (VA)

MORNINGSTAR CATEGORY RATING+:
.. 3 (VL/VUL)
.. 3 (VA)

 TOP TEN HOLDINGS (as of December 31, 2002)

                                  % of
                                 Assets
Pfizer, Inc.                      6.0%
Microsoft Corp.                   5.8%
General Electric Co.              4.7%
Johnson & Johnson                 4.4%
Intel Corp.                       3.1%
Dell Computer Corp.               2.9%
Wal-Mart Stores, Inc.             2.5%
Kohl's Corp.                      2.3%
Federal National Mortgage Assoc.  2.2%
Pharmacia Corp.                   1.9%

 AVERAGE ANNUAL TOTAL RETURNS*

          Large Cap  Russell 1000(R)
         Growth Fund  Growth Index
         ----------- ---------------
1  Year    -27.82%       -27.89%
3  Years   -21.23        -23.64
5  Years    -3.29         -3.84
10 Years     6.87          6.71

 SECTOR/INDUSTRY ALLOCATION (as of December 31, 2002)

                          % of                          % of
                         Assets                        Assets
Health Care              26.02% Producer Durables      4.50%
Technology               21.11% Materials & Processing 1.47%
Consumer Discretionary &        Other Energy           0.77%
Services                 16.88% Autos & Transportation 0.71%
Financial Services       13.38%
Consumer Staples          9.45%
Other                     5.71%

* Total returns are for the period ended December 31, 2002. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. There are additional risks associated with a nondiversified fund, as outlined in the current prospectus.
+ Source: MorningStar, Inc. Data as of 12/31/02. VL represents Variable Life subaccounts, VUL represents Variable Universal Life subaccounts and VA represents Variable Annuity subaccounts Hancock VL/VUL subaccounts were rated against 859 VL/VUL subaccounts and 1,690 VA subaccounts in the Morningstar Large Growth category. VL/VUL subaccounts received an overall Morningstar Rating of 2 out 4,575 subaccounts. VA subaccounts received an overall Morningstar Rating of 2 out of 8,512 subaccounts.

                                                     Inception: August 31, 1999

  LARGE CAP AGGRESSIVE GROWTH FUND
  ALLIANCE CAPITAL MANAGEMENT L.P.
                                                                John H. Fogarty



..  In 2002, the Fund returned -31.36%, underperforming its benchmark, the
   Russell 1000 Growth Index.
..  The Fund's performance was driven by unfavorable stock selection with sector allocation decisions contributing positively.
.. Despite favorable benchmark-relative weightings, the Fund's exposure to the financial services, consumer discretionary and technology sectors was the largest detractor to absolute performance.
.. The top contributors to absolute return came from a variety of sectors and included United Healthcare, Avon and Juniper Networks. Likewise, top detractors included Tyco, Home Depot, AOL Time Warner, and Tenet Healthcare.
.. Growing concerns about slowing consumer spending prompted the manager to eliminate the Fund's retail overweight by reducing core positions like
   Kohl's and eliminating secondary names like Target. In technology, the manager added to core positions such as Nokia and continues to look for opportunities to add to the sector as capital spending improves with the recovery in corporate profitability.
.. The manager employs bottom-up, fundamental research with an emphasis on companies offering superior earnings growth that is not fully reflected in current market valuations. The Fund employs aggressive investment strategies and invests in a relatively small number of stocks.
.. This Fund intends to adopt the "manager of managers" arrangement described on page 1.

                                     [CHART]

Historical Fund Return

$10,000
Investment made 8/31/99
(Fund Inception Date)

             Large Cap Aggressive Growth Fund     Russell 1000/(R)/ Growth Index
             --------------------------------     ----------------------------
 8/31/1999            $10,001.40                          $10,000.00
 9/30/1999              9,947.52                            9,790.00
10/31/1999             10,811.20                           10,529.15
11/30/1999             11,047.17                           11,096.67
12/31/1999             12,017.99                           12,250.72
 1/31/2000             11,465.11                           11,676.16
 2/29/2000             11,568.56                           12,247.12
 3/31/2000             12,833.21                           13,124.02
 4/30/2000             12,363.75                           12,499.32
 5/31/2000             11,692.21                           11,869.35
 6/30/2000             12,284.41                           12,769.05
 7/31/2000             12,150.59                           12,236.58
 8/31/2000             12,933.21                           13,343.99
 9/30/2000             11,513.32                           12,081.65
10/31/2000             11,116.10                           11,510.18
11/30/2000              9,841.28                            9,813.58
12/31/2000              9,761.80                            9,503.47
 1/31/2001             10,390.26                           10,160.16
 2/28/2001              8,771.05                            8,434.97
 3/31/2001              8,017.74                            7,517.24
 4/30/2001              8,817.90                            8,468.18
 5/31/2001              8,853.13                            8,343.69
 6/30/2001              8,515.21                            8,150.12
 7/31/2001              8,402.89                            7,946.37
 8/31/2001              7,741.86                            7,296.35
 9/30/2001              7,248.77                            6,568.18
10/31/2001              7,531.95                            6,913.01
11/30/2001              8,238.03                            7,577.35
12/31/2001              8,327.36                            7,562.95
 1/31/2002              7,936.86                            7,429.09
 2/28/2002              7,563.94                            7,120.78
 3/31/2002              7,929.30                            7,367.16
 4/31/2002              7,322.94                            6,766.00
 5/31/2002              7,179.37                            6,602.26
 6/30/2002              6,687.27                            5,991.55
 7/31/2002              6,147.79                            5,662.02
 8/31/2002              6,250.92                            5,679.00
 9/30/2002              5,663.67                            5,090.09
10/31/2002              6,044.57                            5,556.85
11/30/2002              6,158.35                            5,858.59
12/31/2002              5,715.74                            5,453.76

Value on 12/31/2002
$5,716  Large Cap Aggressive Growth Fund
$5,454  Russell 1000/(R)/ Growth Index
MORNINGSTAR CATEGORY RISK+:
.. Below Average (VL/VUL)
.. Below Average (VA)

MORNINGSTAR CATEGORY RATING+:
.. 3 (VL/VUL)
.. 3 (VA)
 TOP TEN HOLDINGS (as of December 31, 2002)

                                    % of
                                   Assets
Pfizer, Inc.                        6.5%
Federal Home Loan Mortgage Corp.    6.0%
Microsoft Corp.                     5.4%
American International Group, Inc.  5.4%
MBNA Corp.                          5.0%
Viacom, Inc.                        4.6%
Johnson & Johnson                   4.3%
General Electric Co.                3.9%
Citigroup, Inc.                     3.8%
Medtronic, Inc.                     3.7%

 AVERAGE ANNUAL TOTAL RETURNS*

                          Large Cap Aggressive Russell 1000(R)
                              Growth Fund       Growth Index
                          -------------------- ---------------
1 Year                            -31.36%          -27.89%
3 Years                           -21.94           -23.64
Since Inception (8/31/99)         -15.42           -16.63

 SECTOR/INDUSTRY ALLOCATION (as of December 31, 2002)

                          % of                          % of
                         Assets                        Assets
Financial Services       27.61% Other                  3.89%
Health Care              24.90% Utilities              1.60%
Consumer Discretionary &
Services                 15.66% Autos & Transportation 0.91%
Technology               12.13%
Consumer Staples          8.73%
Producer Durables         4.57%

* Total returns are for the period ended December 31, 2002. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level changes (i.e. investment management fees and operating expenses). It does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. There are additional risks associated with a nondiversified fund, as outlined in the current prospectus.
+ Source: MorningStar, Inc. Data as of 12/31/02. VL represents Variable Life subaccounts, VUL represents Variable Universal Life subaccounts and VA represents Variable Annuity subaccounts Hancock VL/VUL subaccounts were rated against 859 VL/VUL subaccounts and 1,690 VA subaccounts in the Morningstar Large Growth category. VL/VUL subaccounts received an overall Morningstar Rating of 2 out 4,575 subaccounts. VA subaccounts received an overall Morningstar Rating of 2 out of 8,512 subaccounts.

                                                     Inception: August 31, 1999

  FUNDAMENTAL VALUE FUND
  WELLINGTON MANAGEMENT COMPANY, LLP
                                                              D. Chu/L. Gabriel

..  In 2002, the Fund returned -17.40%, underperforming its benchmark, the
   Russell 1000 Value Index.
..  The Fund underperformed its benchmark primarily due to unfavorable stock selection.
..  The Fund's exposures to the industrials, consumer discretionary and financial services sectors was the largest detractor.
.. Stock selection detracted from results most significantly within the Industrials sector, where the Fund's exposure to Tyco International had a negative impact on the Fund for the year. The holding was eliminated during the second quarter of 2002. The position in Qwest Communications was the largest absolute contributor in the Fund for the year. After eliminating the stock from the Fund during the first quarter, the manager added it back in August as the sale of its phone directory business removed liquidity concerns, and the stock was expected to benefit from ongoing deleveraging and margin expansion.
.. Cyclicals and financials, a large part of the Value index, should benefit from the expected strengthening of the economy in 2003; information technology stocks still appear to be somewhat expensive. With the prospect of a dividend tax cut and the risk of a high price to earnings correction, 2003 could continue to be very supportive of value stocks.
.. The Fund's strategy is to combine the firm's global industry analysts' "best ideas" within the large-cap value universe in a bottom-up stock selection process. The Fund is broadly diversified across economic sectors and industries with sector weights closely aligned with the benchmark to minimize industry-specific risk.
..  This Fund intends to adopt the "manager of managers" arrangement described on page 1.
                                  [CHART]

Historical Fund Return

$10,000
Investment made 8/31/99
(Fund Inception Date)

            Fundamental Value  Russell 1000(R) Value Index
            -----------------  ---------------------------
 8/31/1999      $10,000.00            $10,000.00
 9/30/1999        9,787.13              9,650.00
10/31/1999       10,352.08             10,205.84
11/30/1999       10,294.94             10,126.23
12/31/1999       10,472.48             10,174.84
 1/31/2000       10,030.71              9,843.14
 2/29/2000        9,613.85              9,111.80
 3/31/2000       10,829.48             10,223.43
 4/30/2000       10,444.72             10,104.84
 5/31/2000       10,607.42             10,210.94
 6/30/2000       10,217.67              9,744.30
 7/31/2000       10,451.75              9,866.11
 8/31/2000       11,178.92             10,414.66
 9/30/2000       11,404.89             10,510.48
10/31/2000       11,709.97             10,769.04
11/30/2000       11,229.41             10,369.50
12/31/2000       11,877.02             10,889.02
 1/31/2001       11,882.92             10,931.48
 2/28/2001       11,470.78             10,627.59
 3/31/2001       11,162.22             10,252.43
 4/30/2001       11,708.70             10,754.80
 5/31/2001       11,919.45             10,996.79
 6/30/2001       11,613.28             10,752.66
 7/31/2001       11,579.16             10,730.08
 8/31/2001       11,157.46             10,299.80
 9/30/2001       10,311.48              9,574.70
10/31/2001       10,346.72              9,492.35
11/30/2001       10,818.25             10,043.86
12/31/2001       11,046.47             10,279.89
 1/31/2002       10,817.55             10,200.73
 2/28/2002       10,739.67             10,217.06
 3/31/2002       11,193.96             10,700.32
 4/30/2002       10,597.18             10,333.30
 5/31/2002       10,620.01             10,384.97
 6/30/2002       10,028.91              9,788.87
 7/31/2002       9,158.25               8,878.51
 8/31/2002       9,208.92               8,945.98
 9/30/2002       8,286.11               7,951.19
10/31/2002       8,954.90               8,540.37
11/30/2002       9,498.46               9,078.42
12/31/2002       9,124.39               8,684.41

Value on 12/31/02:
------------------
$9,124 Fundamental Value
$8,684 Russell 1000/R/ Value Index

MORNINGSTAR CATEGORY RISK+:
.. Below Average (VL/  VUL)
.. Below Average (VA)

MORNINGSTAR CATEGORY RATING+:
.. 4 (VL/VUL)
.. 4 (VA)

 TOP TEN HOLDINGS (as of December 31, 2002)

                           % of
                          Assets
Citigroup, Inc.            5.0%
ExxonMobil Corp.           3.4%
Merrill Lynch & Co., Inc.  2.9%
Bank of America Corp.      2.5%
Royal Dutch Petroleum Co.  2.2%
SBC Communications, Inc.   2.1%
MBIA, Inc.                 2.1%
General Mills, Inc.        2.0%
Exelon Corp.               1.9%
Comcast Corp.              1.8%

 AVERAGE ANNUAL TOTAL RETURNS*

                          Fundamental Russell 1000(R)
                          Value Fund    Value Index
                          ----------- ---------------
1 Year                      -17.40%       -15.52%
3 Years                      -4.49         -5.14
Since Inception (8/31/99)    -2.71         -4.14

 SECTOR/INDUSTRY ALLOCATION (as of December 31, 2002)

                          % of                          % of
                         Assets                        Assets
Financial Services       34.16% Health Care             4.70%
Utilities                15.86% Technology              4.34%
Consumer Discretionary &        Producer Durables      3.16%
Services                 10.92% Autos & Transportation 2.34%
Integrated Oils           9.70% Other                  1.53%
Materials & Processing    6.59% Other Energy           1.23%
Consumer Staples          5.47%

* Total returns are for the period ended December 31, 2002. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 12/31/02. VL represents Variable Life subaccounts, VUL represents Variable Universal Life subaccounts and VA represents Variable Annuity subaccounts Hancock VL/VUL subaccounts were rated against 781 VL/VUL subaccounts and 1,479 VA subaccounts in the Morningstar Large Value category. VL/VUL subaccounts received an overall Morningstar Rating of 4 out 4,575 subaccounts. VA subaccounts received an overall Morningstar Rating of 4 out of 8,512 subaccounts.

                                                         Inception: May 1, 1996

  MULTI CAP GROWTH FUND
  JANUS
                                                              Warren B. Lammert



.. In 2002, the Fund returned -32.39%, underperforming its customized benchmark. .. On May 1st, the Fund's strategy changed allowing investment in companies of any size rather than focusing on mid cap companies. In 2002 and since May
   1st, the Fund underperforms its benchmark primarily due to unfavorable stock selection. In contrast, sector allocation exposures were positive.
.. The largest detractors to absolute performance can be traced to the consumer discretionary, health care and technology sectors. Several of the Fund's largest detractors came from these sectors and included TMP Worldwide, Laboratory Corp of America and Flextronics International.
.. The top contributors to absolute performance were also from the health care and consumer discretionary sectors including Forest Labs, Amazon.com Inc.
   and Medtronic.
.. Going forward, the manager will try to maintain balance within the Fund, holding relatively defensive stocks in conjunction with shares that should benefit substantially when the economy improves.
.. The manager selects stocks using bottom-up fundamental research to identify opportunities that are not fully appreciated by the market. The manager focuses on companies with above-average growth versus their peers or those experiencing a positive change as a result of a catalyst.
..  This Fund intends to adopt the "manager of managers" arrangement described on page 1.
                                    [CHART]

Historical Fund Return

$10,000
Investment made 5/1/96
(Fund Inception Date)

                Multi          Multi Cap
             Growth Fund  Growth Benchmark (1)
             -----------  --------------------
 5/01/1996   $10,000.00        $10,000.00
 5/31/1996    10,251.79         10,204.00
 6/30/1996    10,020.18          9,895.84
 7/31/1996     9,186.41          9,127.92
 8/31/1996     9,881.14          9,621.74
 9/30/1996    10,473.40         10,232.72
10/31/1996    10,325.04         10,113.00
11/30/1996    10,408.08         10,708.66
12/31/1996    10,268.97         10,528.75
 1/31/1997     9,993.70         10,994.12
 2/28/1997     9,826.76         10,752.25
 3/31/1997     9,079.40         10,144.75
 4/30/1997     9,186.08         10,393.30
 5/31/1997    10,176.45         11,324.53
 6/30/1997    10,693.34         11,638.22
 7/31/1997    10,906.54         12,752.00
 8/31/1997    10,949.96         12,627.03
 9/30/1997    11,734.37         13,265.96
10/31/1997    11,385.11         12,601.34
11/30/1997    11,546.73         12,733.65
12/31/1997    11,979.95         12,900.46
 1/31/1998    11,743.17         12,668.25
 2/28/1998    12,727.51         13,859.07
 3/31/1998    13,428.86         14,439.76
 4/30/1998    13,655.58         14,636.14
 5/31/1998    13,098.04         14,034.60
 6/30/1998    14,210.98         14,431.78
 7/31/1998    14,045.44         13,814.10
 8/31/1998    11,448.27         11,176.99
 9/30/1998    12,369.61         12,021.97
10/31/1998    13,332.17         12,906.78
11/30/1998    14,294.91         13,776.70
12/31/1998    16,660.12         15,203.97
 1/31/1999    17,538.89         15,660.08
 2/28/1999    16,892.48         14,894.31
 3/31/1999    19,063.51         15,723.92
 4/30/1999    20,312.55         16,440.93
 5/31/1999    20,063.39         16,228.84
 6/30/1999    21,163.77         17,361.62
 7/31/1999    20,863.44         16,809.52
 8/31/1999    21,976.72         16,634.70
 9/30/1999    22,827.71         16,493.30
10/31/1999    26,426.65         17,768.23
11/30/1999    29,295.09         19,609.02
12/31/1999    36,370.29         23,003.35
 1/31/2000    37,510.20         22,998.75
 2/29/2000    44,728.65         27,833.08
 3/31/2000    37,360.82         27,860.91
 4/30/2000    32,525.11         25,155.62
 5/31/2000    30,324.75         23,321.77
 6/30/2000    34,861.83         25,796.22
 7/31/2000    32,535.05         24,163.31
 8/31/2000    36,542.95         27,807.14
 9/30/2000    32,968.18         26,447.37
10/31/2000    30,025.02         24,638.37
11/30/2000    21,906.15         19,284.45
12/31/2000    23,328.44         20,300.75
 1/31/2001    24,488.20         21,459.92
 2/28/2001    18,721.01         17,747.35
 3/31/2001    15,605.98         15,207.71
 4/30/2001    18,494.59         17,742.83
 5/31/2001    18,247.59         17,659.44
 6/30/2001    17,498.57         17,668.27
 7/31/2001    16,632.90         16,477.43
 8/31/2001    15,129.92         15,282.81
 9/30/2001    12,868.42         12,756.57
10/31/2001    13,665.54         14,097.28
11/30/2001    14,500.75         15,615.56
12/31/2001    14,712.74         16,208.95
 1/31/2002    13,396.41         15,682.16
 2/28/2002    12,496.69         14,792.98
 3/31/2002    13,256.40         15,921.68
 4/30/2002    12,969.80         15,079.43
 5/31/2002    12,490.46         14,714.50
 6/30/2002    11,117.32         13,353.41
 7/31/2002    10,118.14         12,618.97
 8/31/2002    10,152.01         12,656.83
 9/30/2002     9,438.30         11,344.32
10/31/2002    10,094.05         12,384.59
11/30/2002    10,671.85         13,057.08
12/31/2002     9,947.90         12,154.83

Value on 12/31/02:
-----------------
$9,948 Multi Growth Fund
$12,155 Multi Cap Growth Benchmark(1)


MORNINGSTAR CATEGORY RISK+:
.. High (VL/VUL)
.. High (VA)

MORNINGSTAR CATEGORY RATING+:
.. 1 (VL/VUL)
.. 1 (VA)

 TOP TEN HOLDINGS (as of December 31, 2002)

                           % of
                          Assets
Liberty Media Corp.        6.8%
Berkshire Hathaway, Inc.   5.4%
Nokia Oyj                  4.5%
Pfizer, Inc.               3.4%
Allstate Corp.             3.3%
Forest Laboratories, Inc.  3.2%
Cablevision Systems Corp.  2.9%
AFLAC, Inc.                2.7%
Goldman Sachs Group, Inc.  2.4%
Medtronic, Inc.            2.3%

 AVERAGE ANNUAL TOTAL RETURNS*

                          Multi Cap  Multi Cap Growth
                         Growth Fund   Benchmark(1)
                         ----------- ----------------
1 Year                     -32.39%        -25.01%
3 Years                    -35.09         -19.16
5 Years                     -3.65          -1.18
Since Inception (5/1/96)    -0.08           2.97

 SECTOR/INDUSTRY ALLOCATION (as of December 31, 2002)

                          % of                          % of
                         Assets                        Assets
Health Care              25.29% Utilities              5.34%
Consumer Discretionary &        Other Energy           4.73%
Services                 23.15% Integrated Oils        1.51%
Financial Services       15.77% Autos & Transportation 1.28%
Producer Durables         8.64%
Technology                8.24%
Other                     6.05%

(1)The Multi Cap Growth Benchmark represents the Russell Mid Cap/TM/ Growth Index from May 1996 to April 2002 and then the Russell 1000(R) Growth Index from May 2002 to present.
* Total returns are for the period ended December 31, 2002. Returns represents past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. There are additional risks associated with a nondiversified fund, as outlined in the current prospectus.
+ Source: MorningStar, Inc. Data as of 12/31/02. VL represents Variable Life subaccounts, VUL represents Variable Universal Life subaccounts and VA represents Variable Annuity subaccounts Hancock VL/VUL subaccounts were rated against 481 VL/VUL subaccounts and 778 VA subaccounts in the Morningstar Mid Cap Growth category. VL/VUL subaccounts received an overall Morningstar Rating of 1 out 4,575 subaccounts. VA subaccounts received an overall Morningstar Rating of 1 out of 8,512 subaccounts.

                                                     Inception: August 31, 1999

  FUNDAMENTAL GROWTH FUND
  PUTNAM INVESTMENTS
                                                                Management Team

..  In 2002, the Fund returned -30.28%, underperforming its benchmark, the
   Russell MidCap Growth Index.
..  The Fund underperformed its benchmark primarily due to unfavorable stock selection decisions concentrated within in a few sectors.
.. Despite having an underweight to the technology sector relative to the benchmark, the Fund's exposure to technology was the largest detractor from absolute performance. The health care sector was also an absolute performance detractor.
.. Stocks that detracted from performance included technology stocks such as Peregrine Systems, PerkinElmer and PMC-Sierra. Within this sector, concerns about limited corporate and consumer spending weighed down the sector's performance. Stocks in the software industry detracted significantly from returns. The chief detractor for the Fund overall was Peregrine Systems, which filed for Chapter 11 bankruptcy during the year. The weak electronics sector also hurt returns where PerkinElmer and PMC-Sierra retreated significantly.
.. The Fund's performance benefited from strong stock selection in consumer staples, with Starbucks the top contributor in the restaurant subsector. Stock selection in the outperforming energy sector helped returns, with Smith International, an oil & gas equipment company, being the main provider.
.. The Fund remains overweight in energy, utilities and health care and has an increased exposure to technology. The Fund's largest underweight is consumer cyclicals. Consumer confidence remains fragile and the manager would like to see some evidence of better real income growth before committing more heavily to the sector.
.. The manager selects stocks using a combination of a systematic screening approach and proprietary, fundamental equity research to identify stocks with opportunities for above-average growth.
..  This Fund intends to adopt the "manager of managers" arrangement described on page 1.
                                    [CHART]

Historical Fund Return

$10,000
Investment made 8/31/99
(Fund Inception Date)

              Fundamental   Russell Mid Cap(TM)
              Growth Fund      Growth Index
              -----------   -------------------
 8/31/1999    $10,000.00        $10,000.00
 9/30/1999     10,000.46          9,915.00
10/31/1999     10,835.61         10,681.43
11/30/1999     12,529.18         11,788.03
12/31/1999     15,457.31         13,828.53
 1/31/2000     15,971.69         13,825.77
 2/29/2000     22,029.65         16,731.94
 3/31/2000     18,800.95         16,748.68
 4/30/2000     16,531.98         15,122.38
 5/31/2000     14,460.68         14,019.96
 6/30/2000     18,224.49         15,507.48
 7/31/2000     17,401.55         14,525.85
 8/31/2000     18,979.45         16,716.35
 9/30/2000     18,950.32         15,898.92
10/31/2000     17,464.99         14,811.43
11/30/2000     13,822.29         11,592.91
12/31/2000     14,988.72         12,203.86
 1/31/2001     15,137.52         12,900.70
 2/28/2001     12,556.69         10,668.88
 3/31/2001     10,435.26          9,142.16
 4/30/2001     12,128.32         10,666.16
 5/31/2001     12,013.25         10,616.03
 6/30/2001     11,811.06         10,621.33
 7/31/2001     10,738.12          9,905.46
 8/31/2001      9,931.85          9,187.31
 9/30/2001      8,117.67          7,668.65
10/31/2001      8,823.48          8,474.62
11/30/2001      9,770.93          9,387.34
12/31/2001     10,157.18          9,744.06
 1/31/2002      9,836.37          9,427.38
 2/28/2002      9,289.70          8,892.85
 3/31/2002      9,876.64          9,571.37
 4/30/2002      9,496.82          9,065.04
 5/31/2002      9,201.30          8,794.91
 6/30/2002      8,207.97          7,823.95
 7/31/2002      7,477.24          7,063.46
 8/31/2002      7,370.59          7,038.74
 9/30/2002      6,735.15          6,479.16
10/31/2002      7,239.79          6,981.29
11/30/2002      7,585.64          7,527.93
12/31/2002      7,081.49          7,073.24

Value on 12/31/02:
-----------------
$7,081  Fundamental Growth Fund
$7,073  Russell Mid Cap/TM/ Growth Index
MORNINGSTAR CATEGORY RISK+:
.. Above Average   (VL/VUL)
.. Above Average (VA)

MORNINGSTAR CATEGORY RATING+:
.. 3 (VL/VUL)
.. 3 (VA)
 TOP TEN HOLDINGS (as of December 31, 2002)

                                    % of
                                   Assets
Affiliated Computer Services, Inc.  2.4%
Amerisource Bergen Corp.            2.2%
Lexmark International Group, Inc.   1.8%
TJX Cos., Inc.                      1.6%
Yum Brands, Inc.                    1.6%
Express Scripts, Inc.               1.5%
SunGard Data Systems, Inc.          1.5%
Dover Corp.                         1.5%
Pepsi Bottling Group, Inc.          1.5%
Royal Caribbean Cruises, Ltd.       1.4%

 AVERAGE ANNUAL TOTAL RETURNS*

                          Fundamental Russell Mid Cap(TM)
                          Growth Fund    Growth Index
                          ----------- -------------------
1 Year                      -30.28%         -27.41%
3 Years                     -22.91          -20.03
Since Inception (8/31/99)    -9.82           -9.87

 SECTOR/INDUSTRY ALLOCATION (as of December 31, 2002)

                          % of                          % of
                         Assets                        Assets
Health Care              26.36% Utilities              3.14%
Consumer Discretionary &        Consumer Staples       2.35%
Services                 24.76% Other                  1.46%
Financial Services       13.28% Materials & Processing 1.13%
Technology               10.64% Integrated Oils        1.09%
Producer Durables        9.28%  Autos & Transportation 0.81%
Other Energy             5.70%

* Total returns are for the period ended December 31, 2002. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 12/31/02. VL represents Variable Life subaccounts, VUL represents Variable Universal Life subaccounts and VA represents Variable Annuity subaccounts Hancock VL/VUL subaccounts were rated against 481 VL/VUL subaccounts and 778 VA subaccounts in the Morningstar Mid Cap Growth category. VL/VUL subaccounts received an overall Morningstar Rating of 2 out 4,575 subaccounts. VA subaccounts received an overall Morningstar Rating of 2 out of 8,512 subaccounts.

                                                         Inception: May 1, 1998

  SMALL/MID CAP CORE/SM/ FUND
  GOLDMAN SACHS ASSET MANAGEMENT
                                                             Jones/Brown/Pinter
..  In 2002, the Fund returned -15.19% outperforming its benchmark, the Russell
   2500 Index.
..  The Fund outperformed its benchmark due to favorable stock selection.
..  Performance was driven by unfavorable absolute returns to all the 13 sectors, with Technology the biggest detractor.
..  The CORE themes (Momentum, Valuation, Profitability, Earnings Quality and
   Fundamental Research) fared well for the year, with the Profitability theme adding the most value. Only the Fundamental Research theme detracted during the year.
.. The Fund seeks to maintain size and sector weightings and a similar risk profile to the Index. The manager does not anticipate any changes to the current portfolio strategy and seeks to add value versus the Russell 2500 Index by overweighting stocks that are more likely to beat the benchmark, while underweighting stocks that are believed to lag the Index.
.. The manager selects stocks using a combination of quantitative techniques and fundamental equity research - CORE (computer optimized, research enhanced). The manager's quantitative approach seeks to identify low-priced stocks with good momentum, companies about which fundamental research analysts are becoming more positive, and those with strong profit margins and sustainable earnings.
.. This Fund intends to adopt the "manager of managers" arrangement described on page 1.

                        [CHART]

Historical Fund Return

$10,000
Investment made 5/1/98
(Fund Inception Date)

            Small/Mid Cap      Russell
            CORE(SM) Fund   2500(TM) Index
            -------------  ---------------
 5/01/1998   $10,000.00      $10,000.00
 5/29/1998     9,576.53        9,536.00
 6/30/1998     9,721.11        9,547.44
 7/31/1998     9,039.64        8,891.53
 8/31/1998     7,377.35        7,214.59
 9/30/1998     7,776.24        7,726.83
10/30/1998     7,960.07        8,149.48
11/30/1998     8,422.14        8,552.88
12/31/1998     9,018.54        9,071.19
 1/29/1999     8,940.19        9,055.77
 2/26/1999     8,305.30        8,460.80
 3/31/1999     8,438.16        8,641.86
 4/30/1999     9,171.89        9,415.31
 5/28/1999     9,250.51        9,561.25
 6/30/1999     9,810.43       10,058.43
 7/30/1999     9,647.63        9,860.28
 8/31/1999     9,346.73        9,551.66
 9/30/1999     9,224.22        9,409.34
10/29/1999     9,430.02        9,615.40
11/30/1999     9,887.43       10,158.67
12/31/1999    10,870.98       11,260.89
 1/31/2000    10,456.08       11,001.89
 2/29/2000    11,807.00       12,590.56
 3/31/2000    11,699.80       12,397.92
 4/28/2000    11,257.23       11,730.91
 5/31/2000    10,720.20       11,167.83
 6/30/2000    11,414.25       11,901.56
 7/31/2000    11,266.93       11,598.07
 8/31/2000    12,208.17       12,596.66
 9/29/2000    11,765.57       12,187.27
10/31/2000    11,467.29       11,853.34
11/30/2000    10,396.42       10,810.24
12/29/2000    11,374.55       11,741.01
 1/31/2001    11,642.32       12,127.29
 2/28/2001    10,940.08       11,346.29
 3/30/2001    10,295.97       10,723.38
 4/30/2001    11,153.18       11,670.25
 5/31/2001    11,433.38       12,021.53
 6/30/2001    11,546.24       12,192.23
 7/31/2001    11,242.21       11,755.75
 8/31/2001    10,944.71       11,370.16
 9/28/2001     9,571.68        9,898.86
10/31/2001     9,991.95       10,410.63
11/30/2001    10,814.32       11,252.85
12/31/2001    11,435.35       11,884.14
 1/31/2002    11,422.93       11,736.78
 2/28/2002    11,362.86       11,531.38
 3/30/2002    12,211.41       12,328.20
 4/30/2002    12,368.07       12,297.38
 5/31/2002    11,981.00       11,937.07
 6/30/2002    11,396.59       11,265.01
 7/31/2002     9,983.60        9,921.09
 8/31/2002    10,115.87        9,950.86
 9/30/2002     9,327.27        9,162.75
10/31/2002     9,531.91        9,461.46
11/30/2002    10,096.93       10,233.51
12/31/2002     9,698.01        9,770.96

Value on 12/31/02:
------------------
$9,698 Small/Mid Cap CORE (SM) Fund
$9,771 Russell 2500(TM) Index

MORNINGSTAR CATEGORY RISK+:
.. Average (VL/VUL)
.. Average (VA)

MORNINGSTAR CATEGORY RATING+:
.. 3 (VL/VUL)
.. 3 (VA)


 TOP TEN HOLDINGS (as of December 31, 2002)

                                % of
                               Assets
First American Financial Corp.  0.9%
Deluxe Corp.                    0.7%
Energy East Corp.               0.7%
Pogo Producing Co.              0.7%
Cephalon, Inc.                  0.7%
Oneok, Inc.                     0.7%
Republic Services, Inc.         0.6%
Avnet, Inc.                     0.6%
LaBranche & Co., Inc.           0.6%
Ingram Micro, Inc.              0.6%


 AVERAGE ANNUAL TOTAL RETURNS*

                                    Small/Mid Cap Russell 2500(TM)
                                    CORE/SM/ Fund      Index
                                    ------------- ----------------
1 Year                                 -15.19%         -17.78%
3 Years                                 -3.73           -4.62
Since Inception (5/1/98)                -0.65           -0.50

 SECTOR/INDUSTRY ALLOCATION (as of December 31, 2002)

                                       % of                                         % of
                                      Assets                                       Assets
Financial Services                    24.46% Utilities                             5.68%
Consumer Discretionary &                     Autos & Transportation                4.13%
Services                              19.79% Other Energy                          3.87%
Technology                            11.76% Consumer Staples                      3.46%
Health Care                           10.97% Other                                 0.99%
Materials & Processing                 8.19%
Producer Durables                      6.70%

* Total returns are for the period ended December 31, 2002. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 12/31/02. VL represents Variable Life subaccounts, VUL represents Variable Universal Life subaccounts and VA represents Variable Annuity subaccounts Hancock VL/VUL subaccounts were rated against 122 VL/VUL subaccounts and 216 VA subaccounts in the Morningstar Mid Cap Blend category. VL/VUL subaccounts received an overall Morningstar Rating of 4 out 4,575 subaccounts. VA subaccounts received an overall Morningstar Rating of 4 out of 8,512 subaccounts.

                                                         Inception: May 1, 1994

  SMALL/MID CAP GROWTH FUND
  WELLINGTON MANAGEMENT COMPANY, LLP
                                                        J. Harrington/F. Boggan

..  In 2002, the Fund returned -21.13%, outperforming its benchmark, the Russell
   2500 Growth Index.
.. The Fund outperformed its benchmark primarily due to favorable stock selection decisions across sectors. Sector allocation exposures also added value broadly across sectors.
.. Despite having a neutral weight to the technology sector relative to the benchmark, the Fund's exposure to technology was the largest detractor from absolute performance. Top detractors to absolute returns were within the Information Technology sector, including Fairchild Semiconductor and Veeco Instruments.
.. The Fund's largest exposure was in the health care sector. While this exposure detracted from absolute performance, stock selection within health care contributed positively relative to the benchmark. Within the health care sector, Pharmaceutical Product Development, which provides global contract and consulting R&D services, was the strongest positive contributor to the Fund's return. The top contributor to overall Fund performance was the Pepsi Bottling Group within the Consumer Staples sector.
.. The manager remains constructive on the valuation levels of many mid cap growth stocks, particularly as the market continues to reward high quality companies that have good revenue and earnings visibility.
.. The manager employs fundamental research to identify high quality companies with above average growth characteristics relative to industry peers. The Fund emphasizes companies with profitable growth characteristics, strong balance sheets and attractive valuations. The Fund's sector allocations are broadly diversified but are primarily driven by stock selection.
.. This Fund intends to adopt the "manager of managers" arrangement described on page 1.

                                    [CHART]

Historical Fund Return

$10,000
Investment made 5/1/94
(Fund Inception Date)

                    Small/Mid             Small/Mid Cap
                 Cap Growth Fund       Growth Benchmark(1)
                -----------------    ----------------------
 5/01/1994         $10,000.00             $10,000.00
 5/31/1994          10,019.50              10,015.00
 6/30/1994          10,043.35               9,584.36
 7/31/1994          10,066.44               9,849.84
 8/31/1994          10,359.03              10,436.89
 9/30/1994          10,093.81              10,264.68
10/31/1994          10,262.89              10,442.26
11/30/1994           9,992.18               9,981.76
12/31/1994          10,055.96              10,121.50
 1/31/1995           9,933.79              10,242.96
 2/28/1995          10,282.83              10,787.89
 3/31/1995          10,797.79              11,216.17
 4/30/1995          11,069.02              11,310.38
 5/31/1995          11,087.25              11,588.62
 6/30/1995          11,652.14              12,115.90
 7/31/1995          12,564.26              12,877.99
 8/31/1995          12,807.23              13,018.36
 9/30/1995          12,763.70              13,308.67
10/31/1995          12,360.78              12,971.96
11/30/1995          13,159.52              13,551.81
12/31/1995          13,672.48              13,558.58
 1/31/1996          14,150.52              13,798.57
 2/29/1996          14,611.97              14,320.15
 3/31/1996          14,938.62              14,433.28
 4/30/1996          16,010.85              15,130.41
 5/31/1996          16,455.41              15,439.07
 6/30/1996          16,237.46              14,972.81
 7/31/1996          14,615.06              13,810.92
 8/31/1996          15,484.22              14,558.09
 9/30/1996          16,410.87              15,482.53
10/31/1996          16,925.95              15,301.39
11/30/1996          17,438.18              16,202.64
12/31/1996          17,819.82              15,930.43
 1/31/1997          17,845.10              16,634.56
 2/28/1997          16,823.68              16,268.60
 3/31/1997          15,824.55              15,349.42
 4/30/1997          15,365.29              15,725.48
 5/31/1997          16,487.26              17,134.49
 6/30/1997          16,713.17              17,609.11
 7/31/1997          18,027.97              19,294.30
 8/31/1997          17,686.10              19,105.22
 9/30/1997          19,024.95              20,071.94
10/31/1997          18,621.68              19,066.34
11/30/1997          18,188.04              19,266.54
12/31/1997          18,432.25              19,518.93
 1/31/1998          18,106.11              19,167.59
 2/28/1998          19,665.51              20,969.34
 3/31/1998          20,641.16              21,847.96
 4/30/1998          20,584.01              22,145.09
 5/31/1998          19,647.64              21,234.92
 6/30/1998          20,388.83              21,835.87
 7/31/1998          19,268.32              20,901.30
 8/31/1998          15,226.95              16,911.24
 9/30/1998          16,009.11              18,189.73
10/31/1998          16,873.70              19,528.49
11/30/1998          17,602.01              20,844.71
12/31/1998          19,466.01              23,004.23
 1/31/1999          19,609.73              23,694.35
 2/28/1999          18,153.72              22,535.70
 3/31/1999          19,356.11              23,790.94
 4/30/1999          20,434.97              24,875.80
 5/31/1999          20,604.07              25,132.03
 6/30/1999          21,477.65              26,908.86
 7/31/1999          20,969.83              26,359.92
 8/31/1999          19,347.71              25,790.54
 9/30/1999          18,728.16              25,976.24
10/31/1999          18,829.07              27,241.28
11/30/1999          19,018.61              30,458.47
12/31/1999          20,467.92              36,202.94
 1/31/2000          19,750.02              36,000.21
 2/29/2000          20,275.43              45,234.26
 3/31/2000          21,919.10              41,683.37
 4/30/2000          21,322.30              37,623.41
 5/31/2000          20,907.34              34,274.93
 6/30/2000          22,219.14              38,806.07
 7/31/2000          22,048.37              35,623.97
 8/31/2000          23,960.82              40,265.78
 9/30/2000          23,370.44              37,660.58
10/31/2000          23,160.63              35,333.16
11/30/2000          21,058.07              28,598.66
12/31/2000          22,361.15              30,371.77
 1/31/2001          23,322.26              32,339.87
 2/28/2001          21,729.27              27,349.82
 3/31/2001          19,942.94              24,324.93
 4/30/2001          22,007.63              28,032.05
 5/31/2001          22,357.04              28,844.98
 6/30/2001          22,754.01              29,499.76
 7/31/2001          22,233.97              27,325.63
 8/31/2001          21,517.27              25,508.48
 9/30/2001          18,714.13              21,513.85
10/31/2001          20,316.30              23,635.12
11/30/2001          21,992.76              25,677.19
12/31/2001          22,993.59              27,086.87
 1/31/2002          22,455.92              25,930.26
 2/28/2002          21,556.79              24,327.77
 3/31/2002          23,175.93              26,286.15
 4/30/2002          22,520.97              25,413.45
 5/31/2002          22,065.77              24,132.61
 6/30/2002          20,769.21              21,914.83
 7/31/2002          18,287.38              19,193.01
 8/31/2002          18,235.77              19,189.17
 9/28/2002          16,559.66              17,738.47
10/31/2002          17,748.94              18,758.43
11/30/2002          19,677.35              20,502.96
12/31/2002          18,135.55              19,207.17

Value on 12/31/02:
-----------------
$18,136 Small/Mid Cap Growth Fund
$19,207 Small/Mid Cap Growth Benchmark(1)
MORNINGSTAR CATEGORY RISK+:
.. Below Average (VL/VUL)
.. Below Average (VA)

MORNINGSTAR CATEGORY RATING+:
.. 5 (VL/VUL)
.. 5 (VA)
 TOP TEN HOLDINGS (as of December 31, 2002)

                                            % of
                                           Assets
Triad Hospitals, Inc.                       2.7%
Pactiv Corp.                                2.7%
Henry Schein, Inc.                          2.6%
Edwards Lifesciences Corp.                  2.6%
Laboratory Corporation of America Holdings  2.5%
Watson Pharmaceuticals, Inc.                2.5%
Constellation Brands, Inc.                  2.3%
Cambrex Corp.                               2.2%
D.R. Horton, Inc.                           2.2%
Legg Mason, Inc.                            2.2%

 AVERAGE ANNUAL TOTAL RETURNS*

                         Small/Mid   Small/Mid
                         Cap Growth  Cap Growth
                            Fund    Benchmark(1)
                         ---------- ------------
1 Year                     -21.13%     -29.09%
3 Years                     -3.95      -19.05
5 Years                     -0.32       -0.32
Since Inception (5/1/94)     7.11        7.82

 SECTOR/INDUSTRY ALLOCATION (as of December 31, 2002)

                          % of                     % of
                         Assets                   Assets
Health Care              24.44% Producer Durables 5.51%
Consumer Discretionary &        Other Energy      2.89%
Services                 20.78% Consumer Staples  2.27%
Technology               17.67% Utilities         1.33%
Financial Services       11.51% Other             0.67%
Autos & Transportation   6.53%
Materials & Processing   6.40%

(1)The Small/Mid Cap Growth Fund benchmark is the Russell Mid Cap(TM) Growth Index from May 1994 to April 1999 and the Russell 2500(TM) Growth Index May 1999-present.
* Total returns are for the period ended December 31, 2002. Returns represent past performance, assume reinvestment of all distributions, and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate that shares, when redeemed, may be worth more or less than their original cost. Small company investing entails special risks as discussed in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 12/31/02. VL represents Variable Life subaccounts, VUL represents Variable Universal Life subaccounts and VA represents Variable Annuity subaccounts Hancock VL/VUL subaccounts were rated against 481 VL/VUL subaccounts and 778 VA subaccounts in the Morningstar Mid Cap Growth category. VL/VUL subaccounts received an overall Morningstar Rating of 3 out 4,575 subaccounts. VA subaccounts received an overall Morningstar Rating of 3 out of 8,512 subaccounts.

                                                         Inception: May 1, 1996

  SMALL CAP EQUITY FUND
  CAPITAL GUARDIAN TRUST COMPANY
                                                                Management Team

..  In 2002, the Fund returned -28.21%, underperforming its benchmark, the
   Russell 2000 Index.
..  The Fund underperformed its benchmark primarily due to unfavorable stock selection, with sector allocation decisions also detracting.
..  The Fund's exposure to producer durables was the largest detractor from absolute performance.
.. The top contributors to absolute returns included Dreyers Grand Ice Cream, Pinnacle Systems, Lendingtree and Cymer. Conversely, the top detractors included LTX Corp, Kulicke & Soffa, Veeco Instruments and FEI.
.. The Fund's underperformance is attributed mainly to its semiconductor equipment exposure within producer durables. With a continued focus on this sector, the manager expects the Fund to be well positioned when the market does eventually turn.
.. The manager employs a multiple portfolio manager approach, with each portfolio managed by several portfolio managers and analysts. The manager selects stocks using proprietary fundamental equity research to identify companies that are believed to be undervalued, asset rich, dynamic and growing.
.. This Fund intends to adopt the "manager of managers" arrangement described on page 1.

                                    [CHART]


Historical Fund Return

$10,000
Investment made 5/1/96
(Fund Inception Date)

             Small Cap   Small Cap Equity
            Equity Fund   Benchmark (1)
            -----------  ----------------
 5/01/1996  $10,000.00      $10,000.00
 5/31/1996   10,231.73       10,253.00
 6/30/1996   10,126.04       10,132.01
 7/31/1996    9,630.09        9,592.99
 8/31/1996   10,161.38       10,009.33
 9/30/1996   10,449.97       10,282.58
10/31/1996   10,340.15       10,401.86
11/30/1996   10,678.01       10,961.48
12/31/1996   11,033.49       11,317.73
 1/31/1997   11,114.52       11,492.02
 2/28/1997   10,927.45       11,601.20
 3/31/1997   10,594.17       11,290.28
 4/30/1997   10,831.29       11,456.25
 5/31/1997   11,818.21       12,368.17
 6/30/1997   12,512.51       12,994.00
 7/31/1997   13,256.14       13,539.75
 8/31/1997   13,389.29       13,755.03
 9/30/1997   14,242.08       14,669.74
10/31/1997   13,761.11       14,270.72
11/30/1997   13,862.77       14,427.70
12/31/1997   13,855.26       14,916.80
 1/31/1998   13,513.54       14,646.80
 2/28/1998   14,524.23       15,531.47
 3/31/1998   15,129.82       16,162.05
 4/30/1998   15,213.56       16,241.24
 5/31/1998   14,450.38       15,666.30
 6/30/1998   14,449.78       15,578.57
 7/31/1998   13,262.11       14,358.77
 8/31/1998   10,895.23       12,110.18
 9/30/1998   11,407.11       12,794.41
10/31/1998   11,726.51       13,174.40
11/30/1998   12,312.68       13,531.43
12/31/1998   13,029.17       13,956.32
 1/31/1999   12,708.23       13,639.51
 2/28/1999   11,869.37       12,707.93
 3/31/1999   11,818.92       12,602.45
 4/30/1999   12,612.00       13,753.06
 5/31/1999   12,790.33       14,175.28
 6/30/1999   13,622.04       14,688.42
 7/31/1999   13,436.12       14,340.31
 8/31/1999   12,841.31       13,816.89
 9/30/1999   12,612.59       13,540.55
10/31/1999   12,358.41       13,269.74
11/30/1999   12,260.42       13,338.74
12/31/1999   12,582.73       13,748.24
 1/31/2000   11,847.60       13,389.41
 2/29/2000   12,338.26       14,207.50
 3/31/2000   12,566.66       14,274.28
 4/30/2000   12,779.68       14,358.50
 5/31/2000   12,662.80       14,138.81
 6/30/2000   12,732.80       14,551.66
 7/31/2000   12,995.66       15,036.24
 8/31/2000   13,753.86       15,708.35
 9/30/2000   13,766.35       15,618.82
10/31/2000   13,760.05       15,562.59
11/30/2000   10,725.63       13,964.31
12/31/2000   11,463.94       15,163.85
 1/31/2001   13,016.00       15,953.88
 2/28/2001   11,049.57       14,907.31
 3/31/2001   10,136.03       14,178.34
 4/30/2001   11,309.76       15,287.09
 5/31/2001   11,648.62       15,663.15
 6/30/2001   11,925.17       16,203.53
 7/31/2001   11,168.88       15,326.92
 8/31/2001   10,641.88       14,831.86
 9/30/2001    8,692.54       12,835.49
10/31/2001    9,418.37       13,586.37
11/30/2001   10,217.98       14,637.95
12/31/2001   11,031.01       15,541.11
 1/31/2002   10,623.32       15,379.48
 2/28/2002   10,376.77       14,958.09
 3/31/2002   11,643.45       16,160.72
 4/30/2002   11,257.82       16,307.78
 5/31/2002   10,623.43       15,583.71
 6/30/2002    9,911.82       14,810.76
 7/31/2002    8,279.77       12,574.34
 8/31/2002    8,121.51       12,541.64
 9/30/2002    7,365.38       11,641.15
10/31/2002    7,534.57       12,014.83
11/30/2002    8,405.94       13,086.56
12/31/2002    7,919.40       12,357.64


Value on 12/31/02:
------------------
 $9,912 Small Cap Equity Fund
$12,358 Small Cap Equity Benchmark (1)

MORNINGSTAR CATEGORY RISK+:
.. Above Average (VL/VUL)
.. Above Average (VA)

MORNINGSTAR CATEGORY RATING+:
.. 2 (VL/VUL)
.. 1 (VA)

 TOP TEN HOLDINGS (as of December 31, 2002)

                                      % of
                                     Assets
Ferro Corp.                           2.9%
Southwest Gas Corp.                   1.8%
Energen Corp.                         1.8%
Insight Communications Company, Inc.  1.8%
American Capital Strategies, Ltd.     1.6%
Annaly Mortgage Management, Inc.      1.6%
AmeriCredit Corp.                     1.6%
Mediacom Communications Corp.         1.6%
Sterling Bancshares, Inc.             1.5%
Wilson Greatbatch Technologies, Inc.  1.5%

 AVERAGE ANNUAL TOTAL RETURNS*

                          Small Cap  Small Cap Equity
                         Equity Fund   Benchmark(1)
                         ----------- ----------------
1 Year                     -28.21%        -20.48%
3 Years                    -14.30          -3.49
5 Years                    -10.58          -3.69
Since Inception (5/1/96)    -3.43           3.23

 SECTOR/INDUSTRY ALLOCATION (as of December 31, 2002)

                          % of                          % of
                         Assets                        Assets
Financial Services       22.64% Utilities              5.66%
Consumer Discretionary &        Other Energy           3.90%
Services                 22.58% Autos & Transportation 2.04%
Producer Durables        15.00% Consumer Staples       0.54%
Materials & Processing   12.00%
Technology                8.05%
Health Care               7.59%

(1)The Small Cap Equity Benchmark is the Russell 2000(R) Value Index, May 1996 thru October 2000, and the Russell 2000(R) Index November 2000 to present.
* Total returns are for the period ended December 31, 2002. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 12/31/02. VL represents Variable Life subaccounts, VUL represents Variable Universal Life subaccounts and VA represents Variable Annuity subaccounts Hancock VL/VUL subaccounts were rated against 112 VL/VUL subaccounts and 224 VA subaccounts in the Morningstar Small Blend category. VL/VUL subaccounts received an overall Morningstar Rating of 2 out 4,575 subaccounts. VA subaccounts received an overall Morningstar Rating of 2 out of 8,512 subaccounts.

                                                      Inception: August 31,1999

  SMALL CAP VALUE FUND
  T. ROWE PRICE ASSOCIATES, INC.
                                                               Preston G. Athey
  WELLINGTON MANAGEMENT COMPANY, LLP
                                                         S. O'Brien/T.McCormack


.. The Fund employs a multi-manager approach with two sub-advisers independently managing portions of the Fund. As of year-end, T. Rowe Price managed approximately 74% and Wellington managed approximately 26%.
.. The two managers employ distinct investment strategies. This multi-manager approach seeks to produce more consistent investment returns over market cycles and to reduce the risk of any one manager being out of favor in certain market environments.
.. T. Rowe employs a value approach in selecting stocks using proprietary fundamental equity research. The manager seeks companies with attractive valuation relative to industry peers and its historical norm.
.. Wellington employs a value approach and proprietary fundamental research to identify stocks having distinct value characteristics based on industry specific valuation criteria.
.. This Fund intends to adopt the "manager of managers" arrangement described on page 1.

Fund Commentary
..  In 2002, the Fund returned -6.43%, outperforming its benchmark, the Russell
   2000 Value Index.

T. Rowe Price Associates, Inc.
.. This portion of the Fund outperformed its benchmark. The Fund outperformed its benchmark primarily due to favorable stock selection, with sector allocation decisions detracting modestly.
..  The Fund's exposure to financials was the largest contributor to absolute performance, while exposure to technology was the biggest detractor.
.. The top and bottom contributors to absolute returns came from a variety of sectors. The top contributors included Landstar Systems and XTO Energy, while the main detractors included Guilford Pharmaceuticals and Insituform Technology.
.. In the second half, the manager added to beaten down growth stocks that were selling at value multiples. Although these stocks may have little or no current earnings, in most cases, they have significant cash on the balance sheet and, in the manager's assessment, have particularly bright futures.

Wellington Management Company, LLP
..  Since inception on November 1, this portion underperformed its benchmark.
   The Fund underperformed its benchmark due to unfavorable stock selection and sector allocation decisions.
..  The Fund's exposure to the financial services, consumer discretionary and technology sectors were the largest detractors from absolute returns.
.. The top contributors to absolute performance came from a variety of sectors and included Freeport-McMoran and Maximum. Conversely, stocks that detracted the most primarily came from the consumer discretionary and financial sectors and included J Jill Group, Investment Technology Group and Annuity and Life Re.
.. Given the depressed valuations of some attractively positioned retailers and a favorable outlook for consumer spending, the manager has a relatively high exposure to the retailing industry. The manager also maintains a low relative exposure to Technology and Materials sectors, as these stock prices seem to reflect an assumption of improving fundamentals.

                                                      Inception: August 31,1999

  SMALL CAP VALUE FUND
  T. ROWE PRICE ASSOCIATES, INC.
                                                               Preston G. Athey
  WELLINGTON MANAGEMENT COMPANY, LLP
                                                         S. O'Brien/T.McCormack




                                   [CHART]

Historical Fund Return

$10,000
Investment made 8/31/99
(Fund Inception Date)

                 Small Cap        Small Cap Value
                Value Fund       Fund Benchmark (1)
                ----------       ------------------
 8/31/1999      $10,001.18          $10,000.00
 9/30/1999        9,560.11            9,685.00
10/31/1999        9,442.56            9,694.69
11/30/1999        9,942.06            9,748.01
12/31/1999       10,508.24           10,080.41
 1/31/2000        9,755.79            9,661.07
 2/29/2000        9,775.43            9,828.20
 3/31/2000       11,917.95           10,551.56
 4/30/2000       12,265.51           10,547.34
 5/31/2000       12,275.08           10,528.35
 6/30/2000       12,414.03           10,488.35
 7/31/2000       12,368.00           10,715.94
 8/31/2000       13,857.01           11,277.46
 9/30/2000       13,472.03           11,209.79
10/31/2000       13,914.54           11,203.07
11/30/2000       12,935.92           11,060.79
12/31/2000       14,101.31           12,175.72
 1/31/2001       14,699.69           12,511.77
 2/28/2001       14,807.89           12,494.25
 3/31/2001       14,644.98           12,294.34
 4/30/2001       16,013.47           12,863.57
 5/31/2001       16,431.16           13,194.16
 6/30/2001       16,674.51           13,724.57
 7/31/2001       16,433.98           13,417.14
 8/31/2001       15,999.10           13,370.18
 9/30/2001       14,537.76           11,894.11
10/31/2001       15,075.16           12,204.55
11/30/2001       15,775.72           13,082.05
12/31/2001       16,794.27           13,882.68
 1/31/2002       17,151.01           14,067.32
 2/28/2002       17,409.66           14,153.13
 3/31/2002       18,660.61           15,213.20
 4/30/2002       19,409.00           15,748.70
 5/31/2002       18,596.85           15,227.42
 6/30/2002       18,042.43           14,890.89
 7/31/2002       15,631.24           12,678.11
 8/31/2002       15,698.47           12,622.32
 9/30/2002       14,829.12           11,721.09
10/31/2002       15,095.10           11,896.90
11/30/2002       15,955.43           12,846.28
12/31/2002       15,717.45           12,297.74


Value on 12/31/02:
------------------
$15,717 Small Cap Value Fund
$12,298 Small Cap Value Benchmark (1)


MORNINGSTAR CATEGORY RISK+:
.. Below Average (VL/VUL)
.. Below Average (VA)

MORNINGSTAR CATEGORY RATING+:
.. 5 (VL/VUL)
.. 5 (VA)


 TOP TEN HOLDINGS (as of December 31, 2002)

                                        % of
Brown & Brown, Inc.                     1.9%
Texas Regional Bancshares, Inc.         1.8%
Landstar Systems, Inc.                  1.8%
Ruby Tuesday, Inc.                      1.6%
Rare Hospitality International, Inc.    1.4%
Sun Communities, Inc.                   1.4%
Freds, Inc.                             1.4%
Community First Bankshares, Inc.        1.3%
XTO Energy, Inc.                        1.3%
Mathews International Corp.             1.2%


 AVERAGE ANNUAL TOTAL RETURNS*

                          Small Cap  Small Cap Value
                          Value Fund  Benchmark(1)
                          ---------- ---------------
1 Year                      -6.43%       -11.42%
3 Years                     14.36          6.85
Since Inception (8/31/99)   14.51          6.40


 SECTOR/INDUSTRY ALLOCATION (as of December 31, 2002)

                        % of                          % of
                       Assets                        Assets
Financial Services     26.75% Technology             5.54%
Consumer Discretionary 20.09% Autos & Transportation 4.68%
Materials & Processing 12.54% Utilities              4.24%
Producer Durables       8.44% Consumer Staples       3.62%
Other Energy            6.18% Other                  1.78%
Health Care             6.14%


(1)The Small Cap Value benchmark is the Russell 2500(TM) Value Index from September 1999 to December 2000 and the Russell 2000(R) Value Index January 2001-present.
* Total returns are for the period ended December 31, 2002. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 12/31/02. VL represents Variable Life subaccounts, VUL represents Variable Universal Life subaccounts and VA represents Variable Annuity subaccounts Hancock VL/VUL subaccounts were rated against 131 VL/VUL subaccounts and 230 VA subaccounts in the Morningstar Small Value category. VL/VUL subaccounts received an overall Morningstar Rating of 5 out 4,575 subaccounts. VA subaccounts received an overall Morningstar Rating of 5 out of 8,512 subaccounts.

                                                          Inception: May 1,1996

  SMALL CAP GROWTH FUND
  JOHN HANCOCK ADVISERS, LLC
                                                                  Bernice Behar

..  In 2002, the Fund returned -29.95% slightly outperforming its benchmark, the
   Russell 2000 Growth Index.
.. The Fund outperformed its benchmark primarily due to favorable sector allocation decisions, yet was partially offset by unfavorable stock selection.
.. Despite having an underweight to the technology sector relative to the benchmark, the Fund's exposure to technology was the largest detractor from absolute performance. Poor stock selection within this sector also detracted. In contrast, while the health care sector was also an absolute performance detractor for the Fund, stock selection was positive in this sector.
.. While the Fund's overweight to consumer staples was beneficial in 2002, exposure to this sector is being reduced with proceeds being redirected to less defensive sectors such as technology.
.. After three consecutive down years for the stock market, the manager believes that the pendulum should begin to swing toward more favorable market conditions. Predicting when that will occur is virtually impossible, however, because the market and the economy could be hurt by external factors such as war with Iraq and increasing energy prices. The manager believes that a continued migration to a less defensive posture is warranted given a likely recovery in capital spending by corporate America.
.. The manager employs bottom-up, fundamental research to identify companies with rapid earnings growth combined with a dominant market niche and high quality management. The Fund's sector allocations are broadly diversified but are primarily driven by stock selection.
.. This Fund intends to adopt the "manager of managers" arrangement described on page 1.

                                    [CHART]


Historical Fund Return

$10,000
Investment made 5/1/96
(Fund Inception Date)

            Small Cap Growth Fund  Russell 2000(R) Growth Index
            ---------------------  ----------------------------
 5/01/1996       $10,000.00              $10,000.00
 5/31/1996        10,599.17               10,513.00
 6/30/1996        10,294.35                9,829.66
 7/31/1996         9,480.13                8,629.45
 8/31/1996        10,298.31                9,268.03
 9/30/1996        11,150.77                9,745.34
10/31/1996        10,169.74                9,325.31
11/30/1996         9,976.02                9,584.56
12/31/1996         9,950.35                9,771.46
 1/31/1997        10,302.13               10,015.74
 2/28/1997         9,637.66                9,410.79
 3/31/1997         8,962.47                8,746.39
 4/30/1997         8,762.88                8,644.93
 5/31/1997         9,780.55                9,944.26
 6/30/1997        10,513.55               10,281.38
 7/31/1997        11,205.43               10,807.78
 8/31/1997        11,571.21               11,132.02
 9/30/1997        12,817.44               12,020.35
10/31/1997        11,834.46               11,297.93
11/30/1997        11,387.43               11,029.04
12/31/1997        11,369.73               11,035.65
 1/31/1998        11,170.39               10,888.88
 2/28/1998        12,061.95               11,850.37
 3/31/1998        12,788.45               12,348.08
 4/30/1998        12,730.11               12,423.41
 5/31/1998        11,855.75               11,520.22
 6/30/1998        12,365.90               11,637.73
 7/31/1998        11,536.94               10,665.98
 8/31/1998         8,965.63                8,204.27
 9/30/1998         9,700.92                9,036.19
10/31/1998        10,229.85                9,507.87
11/30/1998        11,423.75               10,245.69
12/31/1998        13,017.10               11,172.92
 1/31/1999        13,455.51               11,675.70
 2/28/1999        12,383.65               10,607.37
 3/31/1999        13,340.57               10,985.00
 4/30/1999        13,872.71               11,954.97
 5/31/1999        13,625.86               11,974.10
 6/30/1999        14,903.15               12,605.14
 7/31/1999        15,022.06               12,215.64
 8/31/1999        14,919.53               11,758.77
 9/30/1999        15,235.62               11,985.72
10/31/1999        16,337.24               12,292.55
11/30/1999        18,479.13               13,591.87
12/31/1999        22,179.09               15,986.76
 1/31/2000        21,633.01               15,838.08
 2/29/2000        27,927.54               19,523.61
 3/31/2000        25,551.01               17,471.68
 4/30/2000        21,938.96               15,707.04
 5/31/2000        19,337.93               14,331.10
 6/30/2000        23,397.89               16,182.68
 7/31/2000        21,152.78               14,795.82
 8/31/2000        23,672.80               16,352.34
 9/30/2000        22,477.94               15,539.63
10/31/2000        20,010.12               14,277.81
11/30/2000        16,003.54               11,684.96
12/31/2000        17,425.36               12,400.08
 1/31/2001        17,633.46               13,403.25
 2/28/2001        15,433.43               11,565.66
 3/31/2001        13,803.45               10,514.34
 4/30/2001        15,698.64               11,801.30
 5/31/2001        15,755.91               12,075.09
 6/30/2001        16,042.64               12,404.74
 7/31/2001        15,121.09               11,346.62
 8/31/2001        14,224.44               10,637.45
 9/30/2001        11,826.21                8,921.63
10/31/2001        13,088.50                9,779.89
11/30/2001        14,356.80               10,596.51
12/31/2001        15,227.42               11,256.68
 1/31/2002        14,545.51               10,855.94
 2/28/2002        13,656.66               10,153.56
 3/31/2002        14,688.98               11,035.90
 4/30/2002        14,230.89               10,797.53
 5/31/2002        13,474.47               10,165.87
 6/30/2002        12,526.24                9,303.81
 7/31/2002        10,774.10                7,873.81
 8/31/2002        10,816.88                7,869.87
 9/30/2002        10,317.90                7,301.67
10/31/2002        10,702.17                7,671.13
11/30/2002        11,286.93                8,431.34
12/31/2002        10,666.88                7,849.58

Value on 12/31/02:
------------------
$10,667 Small Cap Growth Fund
 $7,850 Russell 2000(R) Growth Index

MORNINGSTAR CATEGORY RISK+:
.. Above Average (VL/  VUL)
.. Above Average (VA)

MORNINGSTAR CATEGORY RATING+:
.. 3 (VL/VUL)
.. 3 (VA)

 TOP TEN HOLDINGS (as of December 31, 2002)

                                      % of
                                     Assets
United Natural Foods, Inc.            1.4%
Covance, Inc.                         1.4%
Corporate Executive Board Co.         1.3%
Panera Bread Co.                      1.3%
Rare Hospitality International, Inc.  1.2%
Kroll, Inc.                           1.2%
American Italian Pasta Co.            1.2%
Herley Industries, Inc.               1.2%
Hilb, Rogal & Hamilton Co.            1.2%
Hot Topic, Inc.                       1.2%


 AVERAGE ANNUAL TOTAL RETURNS *

                          Small Cap  Russell 2000(R)
                         Growth Fund  Growth Index
                         ----------- ---------------
1 Year                     -29.95%       -30.27%
3 Years                    -21.65        -21.11
5 Years                     -1.27         -6.59
Since Inception (5/1/96)     0.97         -3.57

 SECTOR/INDUSTRY ALLOCATION (as of December 31, 2002)

                        % of                          % of
                       Assets                        Assets
Consumer Discretionary        Consumer Staples       5.09%
& Services             25.01% Materials & Processing 4.19%
Health Care            20.02% Autos & Transportation 2.44%
Technology             13.71% Utilities              1.25%
Financial Services     13.25%
Producer Durables      8.58%
Other Energy           6.46%

* Total returns are for the period ended December 31, 2002. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 12/31/02. VL represents Variable Life subaccounts, VUL represents Variable Universal Life subaccounts and VA represents Variable Annuity subaccounts Hancock VL/VUL subaccounts were rated against 315 VL/VUL subaccounts and 573 VA subaccounts in the Morningstar Small Growth category. VL/VUL subaccounts received an overall Morningstar Rating of 2 out 4,575 subaccounts. VA subaccounts received an overall Morningstar Rating of 2 out of 8,512 subaccounts.

                                                         Inception: May 2, 1988

  INTERNATIONAL EQUITY INDEX FUND
  INDEPENDENCE INVESTMENT LLC
                                                          B. Greenleaf/D. Nolan

.. In 2002, the Fund returned -15.18%, underperforming its customized benchmark. .. This Fund continues to meet its long-term investment objective: to track the performance of broad-based equity indices of foreign companies in developed and emerging markets. The performance objective is to approximately track the Custom Index of 90% MSCI EAFE GDP Index and 10% MSCI Emerging Markets
   Free Index.
.. The Fund seeks to track the performance of its benchmark by investing in a representative sample of issues selected through proprietary quantitative techniques. The Fund is managed using a risk model to identify and capture the risk characteristics of the custom index, including country and sector exposures.
.. This Fund intends to adopt the "manager of managers" arrangement described on page 1.

                                    [CHART]

Historical Fund Return

$10,000
Investment made 12/31/92
(10-Year Period)

              International Equity         International Equity
                  Index Fund                Index Benchmark(1)
              --------------------         --------------------
12/31/1992        $10,000.00                     $10,000.00
 1/29/1993         10,060.41                      10,002.00
 2/26/1993         10,009.80                      10,307.06
 3/31/1993         10,341.91                      11,208.93
 4/30/1993         10,405.78                      12,276.02
 5/28/1993         10,934.38                      12,538.73
 6/30/1993         10,838.21                      12,345.63
 7/30/1993         11,028.79                      12,780.20
 8/31/1993         11,646.30                      13,472.88
 9/30/1993         11,799.22                      13,172.44
10/29/1993         12,559.17                      13,580.78
11/30/1993         12,089.70                      12,396.54
12/31/1993         13,229.68                      13,294.05
 1/31/1994         13,320.64                      14,421.38
 2/28/1994         13,165.42                      14,383.89
 3/31/1994         12,478.86                      13,766.82
 4/29/1994         12,713.92                      14,354.66
 5/31/1994         12,862.54                      14,275.71
 6/30/1994         12,530.95                      14,481.28
 7/29/1994         12,819.11                      14,623.20
 8/31/1994         13,412.54                      14,972.69
 9/30/1994         13,133.71                      14,504.05
10/31/1994         13,396.96                      14,989.93
11/30/1994         12,520.14                      14,273.41
12/30/1994         12,401.68                      14,366.19
 1/31/1995         11,708.88                      13,817.40
 2/28/1995         11,908.32                      13,781.48
 3/31/1995         12,340.79                      14,645.58
 4/28/1995         12,712.55                      15,200.64
 5/31/1995         12,972.79                      15,022.80
 6/30/1995         12,847.88                      14,762.90
 7/31/1995         13,561.39                      15,685.58
 8/31/1995         13,175.93                      15,091.10
 9/29/1995         13,362.66                      15,389.90
10/31/1995         13,130.99                      14,980.53
11/30/1995         13,191.91                      15,401.48
12/29/1995         13,395.71                      16,025.24
 1/31/1996         13,606.81                      16,094.15
 2/29/1996         13,761.02                      16,152.09
 3/29/1996         13,892.48                      16,499.36
 4/30/1996         14,407.05                      16,982.79
 5/31/1996         14,260.73                      16,673.71
 6/28/1996         14,292.36                      16,772.08
 7/31/1996         13,686.10                      16,285.69
 8/30/1996         13,793.59                      16,324.78
 9/30/1996         14,051.46                      16,762.28
10/31/1996         13,964.56                      16,594.66
11/29/1996         14,589.37                      17,258.44
12/31/1996         14,626.33                      17,040.99
 1/31/1997         14,373.63                      16,447.96
 2/28/1997         14,427.57                      16,721.00
 3/31/1997         14,159.30                      16,786.21
 4/30/1997         14,260.03                      16,878.53
 5/30/1997         15,461.21                      17,980.70
 6/30/1997         16,261.79                      18,976.83
 7/31/1997         16,773.41                      19,288.05
 8/29/1997         14,945.68                      17,851.09
 9/30/1997         16,026.08                      18,854.32
10/31/1997         13,854.46                      17,410.08
11/28/1997         13,849.83                      17,235.98
12/31/1997         13,891.23                      17,391.11
 1/31/1998         13,901.32                      18,191.10
 2/27/1998         14,968.54                      19,362.60
 3/31/1998         15,575.41                      19,962.84
 4/30/1998         15,991.94                      20,124.54
 5/29/1998         16,086.96                      20,414.34
 6/30/1998         16,281.99                      20,610.31
 7/31/1998         16,414.69                      20,884.43
 8/31/1998         14,326.78                      18,138.13
 9/30/1998         13,881.02                      17,637.52
10/30/1998         15,383.40                      19,605.86
11/30/1998         16,129.04                      20,627.33
12/31/1998         16,783.26                      21,462.74
 1/29/1999         16,820.14                      21,490.64
 2/26/1999         16,250.77                      20,820.13
 3/31/1999         17,103.05                      21,921.51
 4/30/1999         17,757.57                      22,807.14
 5/28/1999         16,897.58                      21,616.61
 6/30/1999         17,768.81                      22,708.25
 7/30/1999         18,185.56                      23,273.68
 8/31/1999         18,351.79                      23,436.60
 9/30/1999         18,481.01                      23,724.87
10/29/1999         19,100.24                      24,514.91
11/30/1999         19,943.20                      25,529.83
12/31/1999         21,964.24                      28,090.47
 1/31/2000         20,675.58                      26,714.03
 2/29/2000         21,380.17                      27,641.01
 3/31/2000         21,956.62                      28,398.37
 4/28/2000         20,545.20                      26,566.68
 5/31/2000         20,148.57                      25,929.08
 6/30/2000         20,856.49                      27,041.44
 7/31/2000         19,865.47                      25,683.96
 8/31/2000         20,057.16                      25,956.21
 9/29/2000         19,086.01                      24,648.01
10/31/2000         18,456.28                      23,839.56
11/30/2000         17,652.71                      22,776.31
12/31/2000         18,138.35                      23,336.61
 1/31/2001         18,503.20                      23,852.35
 2/28/2001         17,218.76                      22,230.39
 3/30/2001         16,015.75                      20,729.84
 4/30/2001         17,113.36                      22,068.99
 5/31/2001         16,571.05                      21,395.88
 6/30/2001         16,002.68                      20,636.33
 7/31/2001         15,594.05                      20,097.72
 8/31/2001         15,226.40                      19,599.30
 9/28/2001         13,458.20                      17,345.38
10/31/2001         13,786.89                      17,815.44
11/30/2001         14,416.76                      18,597.54
12/31/2001         14,456.93                      18,664.49
 1/31/2002         13,771.57                      17,796.59
 2/28/2002         13,950.25                      17,983.45
 3/29/2002         14,793.86                      18,994.12
 4/30/2002         14,910.47                      19,233.45
 5/31/2002         15,106.58                      19,562.34
 6/28/2002         14,514.59                      18,773.98
 7/31/2002         13,088.04                      16,894.70
 8/31/2002         13,076.08                      16,909.91
 9/28/2002         11,585.10                      14,970.34
10/31/2002         12,027.79                      15,627.54
11/30/2002         12,663.02                      16,460.49
12/31/2002         12,261.97                      15,937.04


Value on 12/31/02:
------------------
$12,262   International Equity Index Fund
$15,937   International Equity Index Benchmark (1)

MORNINGSTAR CATEGORY RISK+:
.. Below Average (VL/VUL)
.. Below Average (VA)

MORNINGSTAR CATEGORY RATING+:
.. 4 (VL/VUL)
.. 4 (VA)

 TOP TEN HOLDINGS (as of December 31, 2002)

                     % of
                    Assets
Telecom Italia SpA   1.9%
ENI                  1.8%
Total Fina SA        1.7%
Toyota Motor Corp.   1.6%
Mitsubishi Corp.     1.2%
Siemens AG           1.2%
BP Amoco PLC         1.1%
Telefonica SA        1.0%
Deutsche Telekom AG  1.0%
Samsung Corp.        0.9%

 AVERAGE ANNUAL TOTAL RETURNS*

           International   International Equity
         Equity Index Fund  Index Benchmark(1)
         ----------------- --------------------
1 Year        -15.18%             -14.61%
3 Years       -17.66              -17.22
5 Years        -2.46               -1.73
10 Years        2.06                4.77

 DIVERSIFICATION BY REGION AND COUNTRY (as of December 31, 2002)

                         % of                    % of
                        Assets                  Assets
Europe (excluding U.K.) 47.7%  Emerging Markets  6.8%
Japan                   27.9%  Pacific Basin     5.4%
United Kingdom (U.K.)   10.3%  United States     1.9%

(1)The International Equity Benchmark represents the MSCI EAFE from May 1988 to April 1998 and then MSCI EAFE GDP weighted from May 1998 to June 1999 and now 90% MSCI EAFE GDP 10% MSCI Emerging Markets Free from July 1999 to present.
* Total returns are for the period ended December 31, 2002, returns represent past performance, assume reinvestment of all distributions, and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. There are special risks associated with international investing, including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus.
+ Source: MorningStar, Inc. Data as of 12/31/02. VL represents Variable Life subaccounts, VUL represents Variable Universal Life subaccounts and VA represents Variable Annuity subaccounts Hancock VL/VUL subaccounts were rated against 632 VL/VUL subaccounts and 1,114 VA subaccounts in the Morningstar Foreign Stock category. VL/VUL subaccounts received an overall Morningstar Rating of 2 out 1,043 subaccounts. VA subaccounts received an overall Morningstar Rating of 2 out of 1,858 subaccounts.

                                                         Inception: May 1, 1996

  INTERNATIONAL OPPORTUNITIES FUND
  T. ROWE PRICE INTERNATIONAL, INC.
                                              Warren/Ford/Seddon/Bickford-Smith

..  In 2002, the Fund returned -18.22%, underperforming its benchmark, the MSCI
   All Country World excluding US Free Index.
.. The Fund underperformed its benchmark due to stock selection within countries and sector allocation decisions. Sector allocation exposures detracted primarily as a result of overweighting technology and underweighting materials.
..  The Fund's exposure to technology and financials was the largest detractor from absolute performance.
..  The top contributing stocks to absolute returns included ENI and Samsung while bottom contributors included Vodafone and GlaxoSmithKline.
.. The manager trimmed technology companies during the fourth quarter's rally that were facing ongoing demand pressure. In Japan, cash was redeployed into Japanese companies with better current growth prospects. Outside of Japan, the manager purchased retailers that are operating well in a modest growth environment.
.. The manager employs a bottom-up, fundamental research approach to identify companies that are capable of achieving and sustaining above-average, long-term earnings growth and that are reasonably priced. Country allocation decisions are driven by stock selection.
.. This Fund intends to adopt the "manager of managers" arrangement described on page 1.

                                    [CHART]

Historical Fund Return

$10,000
Investment made 5/1/96
(Fund Inception Date)

                    International
                    Opportunities     MCSI All Country World
                         Fund          Free Ex. US Index
                   --------------    -----------------------
 5/01/1996          $10,000.00             $10,000.00
 5/31/1996           10,024.34               9,850.00
 6/30/1996           10,129.22               9,900.24
 7/31/1996            9,819.73               9,571.55
 8/31/1996            9,971.07               9,628.02
 9/30/1996           10,190.88               9,866.79
10/31/1996           10,150.25               9,768.13
11/30/1996           10,608.68              10,145.18
12/31/1996           10,672.04              10,027.49
 1/31/1997           10,544.32               9,842.99
 2/28/1997           10,671.97              10,023.11
 3/31/1997           10,659.18              10,002.06
 4/30/1997           10,701.19              10,086.08
 5/31/1997           11,332.27              10,709.40
 6/30/1997           11,796.26              11,300.56
 7/31/1997           12,113.19              11,528.83
 8/31/1997           10,992.06              10,621.51
 9/30/1997           11,718.58              11,196.14
10/31/1997           10,863.43              10,243.35
11/30/1997           10,858.72              10,115.30
12/31/1997           10,880.04              10,231.63
 1/31/1998           11,254.02              10,537.56
 2/28/1998           11,932.03              11,240.41
 3/31/1998           12,345.90              11,629.33
 4/30/1998           12,435.38              11,713.06
 5/31/1998           12,390.74              11,501.05
 6/30/1998           12,416.32              11,457.35
 7/31/1998           12,560.24              11,566.19
 8/31/1998           10,980.00               9,935.36
 9/30/1998           10,715.43               9,725.72
10/31/1998           11,680.61              10,744.01
11/30/1998           12,199.09              11,320.96
12/31/1998           12,611.66              11,711.53
 1/31/1999           12,484.38              11,698.65
 2/28/1999           12,268.43              11,436.60
 3/31/1999           12,769.42              11,988.99
 4/30/1999           13,241.38              12,588.44
 5/31/1999           12,623.31              11,996.78
 6/30/1999           13,112.65              12,548.63
 7/31/1999           13,358.88              12,843.53
 8/31/1999           13,495.21              12,888.48
 9/30/1999           13,581.86              12,976.12
10/31/1999           14,038.51              13,458.83
11/30/1999           15,021.61              13,997.19
12/31/1999           16,900.78              15,332.52
 1/31/2000           15,834.00              14,499.96
 2/29/2000           16,711.59              14,891.46
 3/31/2000           16,885.48              15,451.38
 4/30/2000           15,946.30              14,589.19
 5/31/2000           15,446.42              14,215.71
 6/30/2000           16,250.95              14,821.30
 7/31/2000           15,693.05              14,235.86
 8/31/2000           16,033.54              14,412.38
 9/30/2000           15,020.47              13,612.49
10/31/2000           14,413.93              13,179.62
11/30/2000           13,655.62              12,587.85
12/31/2000           14,136.02              13,018.36
 1/31/2001           14,305.54              13,213.63
 2/28/2001           13,024.07              12,167.11
 3/31/2001           12,015.17              11,306.90
 4/30/2001           12,974.65              12,075.77
 5/31/2001           12,412.32              11,742.48
 6/30/2001           11,876.69              11,291.56
 7/31/2001           11,594.56              11,040.89
 8/31/2001           11,302.99              10,767.08
 9/30/2001           10,116.79               9,624.69
10/31/2001           10,444.29               9,894.18
11/30/2001           10,925.81              10,346.35
12/31/2001           11,177.39              10,479.81
 1/31/2002           10,698.55              10,031.28
 2/28/2002           10,793.70              10,103.50
 3/31/2002           11,351.81              10,652.12
 4/30/2002           11,270.56              10,721.36
 5/31/2002           11,299.90              10,838.23
 6/30/2002           10,772.68              10,370.01
 7/31/2002            9,595.66               9,358.94
 8/31/2002            9,534.13               9,359.87
 9/30/2002            8,394.93               8,367.73
10/31/2002            8,984.13               8,816.24
11/30/2002            9,469.99               9,240.30
12/31/2002            9,140.13               8,941.84

Value on 12/31/02:
------------------
$9,140  International Opportunities Fund
$8,942  MSCI All Country World Free Ex. US Index


MORNINGSTAR CATEGORY RISK+:
.. Average (VL/VUL)
.. Average (VA)

MORNINGSTAR CATEGORY RATING+:
.. 3 (VL/VUL)
.. 3 (VA)

 TOP TEN HOLDINGS (as of December 31, 2002)

                                   % of
                                  Assets
GlaxoSmithKline PLC                3.3%
Total Fina SA                      2.8%
Vodafone AirTouch PLC              2.5%
Royal Bank of Scotland Group       2.3%
Reed International PLC             2.1%
Nestle SA                          1.9%
Shell Transport & Trading Co. PLC  1.6%
Telecom Italia SpA                 1.6%
Sanofi-Synthelabo SA               1.4%
Nokia Oyj                          1.4%

 AVERAGE ANNUAL TOTAL RETURNS*

                                             MSCI All Country
                         Intl. Opportunities  World Free Ex.
                                Fund             US Index
                         ------------------- ----------------
1 Year                         -18.22%            -14.68%
3 Years                        -18.53             -16.45
5 Years                         -3.42              -2.66
Since Inception (5/1/96)        -1.34              -1.66

 DIVERSIFICATION BY REGION AND COUNTRY (as of December 31, 2002)

                                 % of         % of
                                Assets       Assets
Europe (excluding U.K.)         38.5%  Other  2.9%
United Kingdom (U.K.)           24.3%
Japan                           14.9%
Emerging Markets                10.3%
United States                    6.1%
Pacific Basin (excluding Japan)  3.0%

* Total returns are for the period ended December 31, 2002. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. There are special risks associated with international investing including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 12/31/02. VL represents Variable Life subaccounts, VUL represents Variable Universal Life subaccounts and VA represents Variable Annuity subaccounts Hancock VL/VUL subaccounts were rated against 632 VL/VUL subaccounts and 1,114 VA subaccounts in the Morningstar Foreign Stock category. VL/VUL subaccounts received an overall Morningstar Rating of 3 out 1,043 subaccounts. VA subaccounts received an overall Morningstar Rating of 3 out of 1,858 subaccounts.

                                                         Inception: May 1, 1998

  EMERGING MARKETS EQUITY FUND
  MORGAN STANLEY INVESTMENT MANAGEMENT, INC.
                                                           Narayan Ramachandran

..  In 2002, the Fund returned -6.73% underperforming its benchmark, the MSCI
   EMF Index.
..  The Fund underperformed its benchmark primarily due to sector allocation decisions, while security selection boosted relative performance.
..  Despite fairly neutral weighting in technology and telecom, the Fund's exposure to these sectors was the largest detractor from absolute returns. .. The top contributors to absolute return came from a variety of sectors and included Samsung Electronics, Gold Fields and LG Electronics. Conversely, stocks that detracted the most primarily came from technology sectors and included Taiwan Semiconductor, China Mobile, Accton Technology and UTD Micro with Petrobas in the energy/utility sector also a major detractor.
.. The manager combines top-down country allocation decisions with bottom-up stock selection. The manager selects stocks using fundamental proprietary research to identify companies with strong earnings growth and reasonable valuations.
..  This Fund intends to adopt the "manager of managers" arrangement described on page 1.
                                    [CHART]

Historical Fund Return

$10,000
Investment made 5/1/98
(Fund Inception Date)

              Emerging Markets   MSCI Emerging Markets
               Equity Fund (1)        Free Index (2)
               ---------------    ----------------------
 5/01/1998       $10,000.00            $10,000.00
 5/31/1998         8,687.98              8,630.00
 6/30/1998         7,960.03              7,724.71
 7/31/1998         8,533.05              7,969.59
 8/31/1998         5,844.62              5,665.58
 9/30/1998         6,556.15              6,024.78
10/31/1998         7,080.77              6,659.19
11/30/1998         7,667.81              7,213.23
12/31/1998         7,113.31              7,108.64
 1/31/1999         6,933.57              6,994.19
 2/28/1999         6,732.04              7,062.03
 3/31/1999         7,577.83              7,992.81
 4/30/1999         8,290.44              8,981.52
 5/31/1999         7,990.48              8,929.43
 6/30/1999         9,228.06              9,942.92
 7/31/1999         8,932.36              9,672.47
 8/31/1999         8,752.42              9,760.49
 9/30/1999         8,575.24              9,430.58
10/31/1999         9,055.88              9,631.46
11/30/1999        10,560.14             10,495.40
12/31/1999        12,901.29             11,830.41
 1/31/2000        12,556.47             11,901.39
 2/29/2000        13,603.32             12,058.49
 3/31/2000        13,829.75             12,117.58
 4/30/2000        12,047.85             10,968.83
 5/31/2000        11,235.00             10,515.82
 6/30/2000        12,012.47             10,885.98
 7/31/2000        11,066.32             10,326.44
 8/31/2000        11,162.35             10,377.04
 9/30/2000         9,707.19              9,471.12
10/31/2000         8,762.37              8,784.46
11/30/2000         7,692.06              8,016.70
12/31/2000         7,726.21              8,209.91
 1/31/2001         8,827.46              9,340.41
 2/28/2001         7,938.17              8,609.06
 3/31/2001         7,092.43              7,763.65
 4/30/2001         7,533.72              8,147.17
 5/31/2001         7,613.46              8,244.12
 6/30/2001         7,488.06              8,075.12
 7/31/2001         7,035.61              7,564.77
 8/31/2001         6,855.90              7,489.88
 9/30/2001         5,800.53              6,330.45
10/31/2001         6,216.98              6,723.57
11/30/2001         6,947.56              7,425.51
12/31/2001         7,445.52              8,015.09
 1/31/2002         7,710.67              8,286.80
 2/28/2002         7,912.91              8,422.71
 3/31/2002         8,414.89              8,929.75
 4/30/2002         8,425.45              8,987.80
 5/31/2002         8,339.70              8,844.89
 6/30/2002         7,732.18              8,181.52
 7/31/2002         7,180.60              7,558.91
 8/31/2002         7,186.77              7,675.32
 9/30/2002         6,437.58              6,847.15
10/31/2002         6,841.91              7,291.53
11/30/2002         7,280.03              7,793.19
12/31/2002         6,944.46              7,534.45

Value on 12/31/02:
------------------
$6,944  Emerging Markets Equity Fund (1)
$7,534  MSCI Emerging Markets Free Index (2)

MORNINGSTAR CATEGORY RISK+:
.. Average (VL/VUL)
.. Above Average (VA)

MORNINGSTAR CATEGORY RATING+:
.. 2 (VL/VUL)
.. 2 (VA)

 TOP TEN HOLDINGS (as of December 31, 2002)

                                      % of
                                     Assets
Samsung Electronics                   8.9%
Anglo American PLC                    4.0%
Taiwan Semiconductor                  2.8%
SK Telecom Co., Ltd.                  2.7%
Telefonos de Mexico SA                2.6%
Teva Pharmaceutical Industries, Ltd.  2.1%
Pohang Iron & Steel Co., Ltd.         1.9%
China Telecom, Ltd.                   1.8%
America Movil SA de CV                1.6%
China Trust Finance                   1.5%

 AVERAGE ANNUAL TOTAL RETURNS*

                         Emerging Markets     MSCI Emerging
                          Equity Fund(1)  Markets Free Index(2)
                         ---------------- ---------------------
1 Year                         -6.73%             -6.00%
3 Years                       -18.65             -13.96
Since Inception (5/1/98)       -7.50              -5.89

 DIVERSIFICATION BY REGION AND COUNTRY
 (as of December 31, 2002)

                    % of                 % of
                   Assets               Assets
Asia               58.8%  Europe         5.8%
United States      19.2%  Latin America  2.5%
Middle East/Africa 13.5%  Other          0.2%

(1)Returns reflect extra-ordinary capital contribution of $445,000 in June 1999.
(2)On May 31, MSCI implemented the final phase of its enhanced methodology which shifts to a weighting system based on freely floated or publicly available shares, rather than just market capitalization. South Africa and South Korea market weight increased the most while Mexico, India and Malaysia declined the most.
* Total returns are for the period ended December 31, 2002. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. International investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 12/31/02. VL represents Variable Life subaccounts, VUL represents Variable Universal Life subaccounts and VA represents Variable Annuity subaccounts Hancock VL/VUL subaccounts were rated against 119 VL/VUL subaccounts and 202 VA subaccounts in the Morningstar Diversified Emerging Markets category. VL/VUL subaccounts received an overall Morningstar Rating of 3 out 1,043 subaccounts. VA subaccounts received an overall Morningstar Rating of 3 out of 1,858 subaccounts.

                                                         Inception: May 1, 2001

  HEALTH SCIENCES FUND
  PUTNAM INVESTMENTS
                                                                Management Team

..  In 2002, the Fund returned -19.99%, outperforming both the S&P 500 and the
   Goldman Sachs Healthcare Index.
..  The Fund's exposure to pharmaceuticals, especially Bristol Myers Squibb,
   Pfizer, and Wyeth, was the largest detractor from absolute returns.
..  The top contributors to absolute returns were primarily in Health-care services and included Trigon Healthcare, HCA, and United Health Group.
.. The manager believes the recent Congressional elections have created a more favorable environment for health-care investing, although rhetoric will not disappear. The manager anticipates a more positive environment for pharmaceutical stocks. This industry is coming out of a trough, and while valuations are not as attractive as they were in mid-2002, many stocks still sell at meaningful discounts to their historical norms. The manager is also more favorable on the biotech industry and on specific stocks within health-care services.
.. The manager seeks stocks using a combination of a systematic screening approach and proprietary, fundamental equity research to identify stocks with opportunities for above-average growth. The Fund seeks to capitalize on the strength and diversity of companies in the health-care sector, including pharmaceuticals, health-care services, and biotechnology that offer strong long-term growth prospects, regardless of their size.
.. This Fund intends to adopt the "manager of managers" arrangement described on page 1.

                                     [CHART]

Historical Fund Return
                                   [GRAPHIC]

$10,000
Investment made 5/1/01
(Fund Inception Date)

                                    Goldman Sachs
           Health Sciences Fund    Health Care Index (2)   S&P 500(R) Index (1)
           --------------------    --------------------    --------------------
 5/01/2001     $10,000.00              $10,000.00              $10,000.00
 6/30/2001      10,241.38                9,748.00                9,757.00
 7/31/2001      10,198.99               10,015.10                9,661.38
 8/31/2001      10,189.03                9,758.71                9,056.58
 9/30/2001       9,836.32                9,682.59                8,324.81
10/31/2001       9,632.71                9,696.15                8,483.81
11/30/2001       9,591.92               10,214.89                9,134.52
12/31/2001       9,927.60               10,021.83                9,214.90
 1/31/2002       9,815.39                9,753.24                9,080.37
 2/28/2002       9,565.04                9,704.48                8,905.11
 3/31/2002       9,549.04                9,825.78                9,239.95
 4/30/2002       9,637.74                9,211.67                8,680.01
 5/31/2002       9,276.63                9,032.04                8,615.77
 6/30/2002       9,044.42                8,173.10                8,002.33
 7/30/2002       8,034.29                7,994.11                7,378.15
 8/31/2002       7,998.98                8,051.66                7,426.84
 9/30/2002       7,649.39                7,621.70                6,619.55
10/31/2002       7,951.76                7,975.35                7,202.07
11/30/2002       8,038.33                8,197.86                7,626.27
12/31/2002       7,853.00                7,914.22                7,177.84


Value on 12/31/02:
------------------
$7,853 Health Sciences Fund
$7,914 Goldman Sachs Health Care Index (2)
$7,178 S&P 500(R) Index (1)



MORNINGSTAR CATEGORY RISK+:
.. N/A (VL/VUL)
.. N/A (VA)

MORNINGSTAR CATEGORY RATING+:
.. N/A (VL/VUL)
.. N/A (VA)

 TOP TEN HOLDINGS (as of December 31, 2002)

                           % of
                          Assets
Johnson & Johnson          7.9%
Pfizer, Inc.               6.6%
Novartis AG                6.5%
Merck & Co., Inc.          5.4%
Glaxo SmithKline PLC--ADR  5.3%
Pharmacia Corp.            5.3%
Amgen, Inc.                4.5%
Medtronic, Inc.            4.0%
Eli Lilly & Co.            3.6%
Abbott Laboratories        3.6%

 AVERAGE ANNUAL TOTAL RETURNS*

                          Health           Goldman Sachs
                         Sciences S&P 500   Health Care
                           Fund   Index(1)   Index(2)
                         -------- -------- -------------
1 Year                    -19.99%  -22.11%    -21.03%
Since Inception (5/1/01)  -13.46   -18.89     -13.73

 SECTOR/INDUSTRY ALLOCATION (as of December 31, 2002)

                                         % of
                                        Assets
Drugs & Pharmaceuticals                 67.48%
Biotechnology Research & Production      8.57%
Medical & Dental Instruments & Supplies  5.95%
Health Care Management Services          5.62%
Electronics: Medical Systems             4.96%
Health Care Facilities                   4.48%
Health Care Services                     1.94%
Insurance: Multi-Line                    0.59%
Scientific Equipment & Suppliers         0.19%
Medical Services                         0.14%
Chemicals                                0.04%
Services: Commercial                     0.03%

(1)"S&P 500" is an unmanaged stock index commonly used as a broad measure of stock market performance.
(2)The Goldman Sachs Healthcare Index is a modified capitalization weighted index that measures the performance of US healthcare stocks. The index has a maximum individual stock weighting which is currently 7.5%. The index includes companies in the following categories: providers of healthcare related services, researchers, manufacturers and distributors of pharmaceuticals, drugs and related sciences, and medical supplies, instruments and products.
* Total returns are for the period ended December 31, 2002. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original costs. Sector investing entails special risks as discussed in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. There are additional risks associated with a nondiversified fund, as outlined in the current prospectus.
+  Source:MorningStar, Inc. Data as of 12/31/02 this fund is not yet rated.

                                                         Inception: May 1, 1996

  GLOBAL BALANCED FUND
  CAPITAL GUARDIAN TRUST COMPANY
                                                                Management Team

.. In 2002, the Fund returned -6.32%, underperforming its customized benchmark. .. The Fund underperformed its benchmark due to an overweight to equities as stocks underperformed bonds.
.. Within equities, relative performance was driven mainly by unfavorable stock selection within countries. Sector allocation also detracted from relative performance mostly due to an overweight to technology. Owning shares of companies like Tyco, Sprint PCS, Williams and AES, which came under scrutiny for aggressive accounting practices and tarnished management credibility, hurt relative returns. Elsewhere, waning demand for wireless handsets negatively impacted the Fund's exposure to Nokia.
..  Stock selection was strong in financials, particularly in the U.S. where SLM
   Corp and Washington Mutual were top performers. Restructuring story Nissan Motor Corp ended the as the top contributor to returns.
.. Within the bond portion, country allocation decisions helped relative returns. A strengthening Euro versus the dollar proved helpful to the Fund's overweight position in Euro-bonds. Banks also continue to provide strong returns with the Bank of Ireland, Fixed-Link Finance and Washington Mutual contributing to absolute bond returns.
..  The manager is starting to see reasonable valuations across many industries.
   Profits are recovering and monetary and fiscal policies in most countries continue to be supportive. The manager favors non-U.S. assets because valuations in Europe are more attractive and believes that the dollar has entered a period of weakness.
.. The manager employs a multiple portfolio manager system, with each portfolio managed by several portfolio managers and analysts. The manager selects securities using proprietary fundamental research and economic analysis to identify attractive markets and currencies and undervalued sectors and securities.
.. This Fund intends to adopt the "manager of managers" arrangement described on page 1.

                                     [CHART]

Historical Fund Return

$10,000
Investment made 5/1/96
(Fund Inception Date)

                                  Global Balanced Composite
            Global Balanced Fund         Benchmark (1)
            --------------------  -------------------------
 5/01/1996      410,000.00                $10,000.00
 5/31/1996        9,992.36                  9,892.00
 6/30/1996       10,054.88                  9,940.47
 7/31/1996        9,955.81                  9,849.02
 8/31/1996       10,007.29                  9,898.26
 9/30/1996       10,256.56                 10,067.52
10/31/1996       10,314.89                 10,084.64
11/30/1996       10,677.97                 10,397.26
12/31/1996       10,672.71                 10,279.77
 1/31/1997       10,508.77                  9,927.18
 2/28/1997       10,623.91                  9,985.75
 3/31/1997       10,567.65                  9,971.77
 4/30/1997       10,507.44                  9,941.85
 5/31/1997       11,089.20                 10,497.60
 6/30/1997       11,433.44                 10,909.11
 7/31/1997       11,471.15                 10,940.74
 8/31/1997       10,985.68                 10,435.28
 9/30/1997       11,470.48                 10,906.96
10/31/1997       11,127.39                 10,459.77
11/30/1997       10,966.64                 10,291.37
12/31/1997       10,955.08                 10,320.18
 1/31/1998       11,195.12                 10,631.85
 2/28/1998       11,630.17                 11,135.80
 3/31/1998       11,807.71                 11,310.64
 4/30/1998       11,952.21                 11,456.54
 5/31/1998       11,952.24                 11,413.01
 6/30/1998       11,914.86                 11,439.26
 7/31/1998       11,962.23                 11,494.17
 8/31/1998       11,270.31                 10,651.64
 9/30/1998       11,435.01                 10,700.64
10/31/1998       12,220.68                 11,596.29
11/30/1998       12,442.76                 11,897.79
12/31/1998       12,925.42                 12,314.21
 1/31/1999       12,913.81                 12,250.18
 2/28/1999       12,390.27                 11,901.05
 3/31/1999       12,558.03                 12,234.28
 4/30/1999       12,777.95                 12,570.72
 5/31/1999       12,313.42                 12,071.66
 6/30/1999       12,412.46                 12,279.29
 7/31/1999       12,784.63                 12,662.41
 8/31/1999       12,771.50                 12,715.59
 9/30/1999       12,780.73                 12,889.79
10/31/1999       12,911.64                 13,210.75
11/30/1999       12,991.88                 13,449.87
12/31/1999       13,586.49                 14,251.48
 1/31/2000       12,794.33                 13,540.33
 2/29/2000       12,820.00                 13,717.71
 3/31/2000       13,194.62                 14,254.07
 4/30/2000       12,656.58                 13,557.05
 5/31/2000       12,722.96                 13,394.36
 6/30/2000       12,990.79                 13,796.19
 7/31/2000       12,724.74                 13,470.60
 8/31/2000       12,891.86                 13,694.21
 9/30/2000       12,570.54                 13,247.78
10/31/2000       12,497.20                 13,047.74
11/30/2000       11,946.29                 12,677.18
12/31/2000       12,352.52                 12,982.70
 1/31/2001       12,722.52                 13,126.81
 2/28/2001       12,056.81                 12,459.97
 3/31/2001       11,553.80                 11,827.00
 4/30/2001       12,268.78                 12,336.75
 5/31/2001       12,111.70                 12,229.42
 6/30/2001       11,830.12                 11,955.48
 7/31/2001       11,776.35                 11,981.78
 8/31/2001       11,572.93                 11,818.83
 9/30/2001       10,739.32                 11,229.07
10/31/2001       11,059.83                 11,394.14
11/30/2001       11,559.96                 11,735.96
12/31/2001       11,556.31                 11,659.68
 1/31/2002       11,211.51                 11,362.36
 2/28/2002       11,159.40                 11,328.27
 3/31/2002       11,544.13                 11,617.14
 4/30/2002       11,450.07                 11,549.76
 5/31/2002       11,571.51                 11,696.44
 6/30/2002       11,203.91                 11,497.60
 7/31/2002       10,559.42                 10,961.81
 8/31/2002       10,512.74                 11,051.70
 9/30/2002        9,863.12                 10,372.02
10/31/2002       10,462.47                 10,815.94
11/30/2002       11,085.89                 11,172.87
12/31/2002       10,826.48                 11,074.55

Value on 12/31/02:
------------------
$10,826 Global Balanced Fund
$11,075 Global Balanced Composite Benchmark(1)

MORNINGSTAR CATEGORY RISK+:
.. Average (VL/VUL)
.. Above Average (VA)

MORNINGSTAR CATEGORY RATING+:
.. 3 (VL/VUL)
.. 3 (VA)

 TOP TEN HOLDINGS (as of December 31, 2002)

                                                      % of
                                                     Assets
                    Federal Republic of Germany      10.0%
                    U.S. Treasury                    5.3%
                    Federal National Mortgage Assoc. 2.9%
                    Government of Japan              2.9%
                    AstraZeneca Group PLC            2.1%
                    Netherlands Government           2.0%
                    Vodafone AirTouch PLC            1.9%
                    Pfizer, Inc.                     1.7%
                    Washington Mutual, Inc.          1.5%
                    Royal Dutch Petroleum Co.        1.5%

 AVERAGE ANNUAL TOTAL RETURNS*

                                         Global Balanced
                         Global Balanced    Composite
                              Fund        Benchmark(1)
                         --------------- ---------------
1 Year                        -6.32%          -5.02%
3 Years                       -7.29           -8.06
5 Years                       -0.24            1.42
Since Inception (5/1/96)       1.20            1.54

 DIVERSIFICATION BY REGION AND COUNTRY (as of December 31, 2002)

                                     %of                      % of
                                    Assets                   Assets
            United States           40.3%  Other              8.1%
            Europe (excluding U.K.) 32.0%  Pacific Basin
            Japan                    8.3%  (excluding Japan)  3.1%
            United Kingdom (U.K.)    8.2%

(1)Global Balanced Composite Index: 65% MSCI World Index Excluding US, and 35% Salomon Brothers Non-US Govt. Bond Index, Unhedged, May 1996 to April 2000, and 60% MSCI World / 40% Salomon Brothers World Government Bond, Unhedged, May 2000-present.
* Total returns are for the period ended December 31, 2002. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. There are special risks associated with a nondiversified fund and with international investing including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 12/31/02. VL represents Variable Life subaccounts, VUL represents Variable Universal Life subaccounts and VA represents Variable Annuity subaccounts Hancock VL/VUL subaccounts were rated against 47 VL/VUL subaccounts and 59 VA subaccounts in the Morningstar International Hybrid category. VL/VUL subaccounts received an overall Morningstar Rating of 3 out 4,575 subaccounts. VA subaccounts received an overall Morningstar Rating of 3 out of 8,512 subaccounts.

                                                        Inception: May 16, 1988

  REAL ESTATE EQUITY FUND
  INDEPENDENCE INVESTMENT LLC
                                                          J. DeSantis/T. Spicer
  MORGAN STANLEY INVESTMENT MANAGEMENT, INC.
                                                             T. Bigman/D. Funke


.. The Fund employs a multi-manager approach with two sub-advisers, each of which independently manages its portion of the Fund. As of year-end, Independence managed approximately 49% and MSIM managed approximately 51% of the Fund's assets.
.. The two managers employ distinct investment strategies. This multi-manager approach seeks to produce more consistent investment returns over market cycles and to reduce the risk of any one manager being out of favor in certain market environments.
.. Independence selects real estate stocks using a combination of proprietary equity research and quantitative tools. Real estate stocks are purchased that are undervalued relative to the stock's history and the market and have improving earnings growth prospects.
.. Morgan Stanley Investment Management (MSIM) uses a combination of top down market overview to identify 1) undervalued real estate property sectors and geographic regions and 2) proprietary, fundamental, value-driven research to select companies that are attractively priced relative to their underlying real estate assets.
.. This Fund intends to adopt the "manager of managers" arrangement described on page 1.

Fund Commentary
.. In 2002, the Fund returned 1.36%, underperforming its benchmark, the Wilshire Real Estate Securities Index.

Independence Investment LLC
..  This portion of the Fund outperformed its index. Performance was driven primarily by favorable stock selection decisions.
.. The biggest contributors to the Fund's absolute performance for 2002 were the regional retail and the industrial property sectors. Top contributors to absolute performance included Simon Properties, General Growth Properties and ProLogis. Hotel and apartment sectors were the biggest negative contributors to absolute performance. Top detractors included Starwood Hotels, Equity Residential, AvalonBay, and Meristar Hospitality Corp.
.. The Fund is managed with property allocations that modestly vary from the benchmark. Being slightly underweight apartments modestly helped performance, while being overweight office modestly detracted from performance.

Morgan Stanley Investment Management, Inc.
..  This portion of the Fund underperformed its index. Performance was driven primarily by unfavorable sector allocation decisions.
.. The sectors which detracted the most from absolute performance were lodging, apartments and offices. Top detractors included Starwood Hotels, Trizec Properties, Equity Office and AvalonBay. The retail sector added the most to absolute performance, with regional malls having a significantly larger weight and producing the greatest absolute return. Top contributors included Simon Properties, Federal Realty and General Growth Properties.
.. During the year, the manager reduced the weight to the office sector and continues to favor urban assets, which feature longer lease terms. Positions in apartments were reduced due to continued new supply and weak levels of tenant demand. The Fund's overweight to the malls was increased where the manager continues to see good relative value. The Fund maintains a significant overweight in the hotel sector where the manager is finding significant discounts to asset value.

                                                        Inception: May 16, 1988
  REAL ESTATE EQUITY FUND
  INDEPENDENCE INVESTMENT LLC
                                                          J. DeSantis/T. Spicer
  MORGAN STANLEY INVESTMENT MANAGEMENT, INC.
                                                             T. Bigman/D. Funke

                                    [CHART]

Historical Fund Return

$10,000 Investment made 12/31/92
(10-Year Period)

               Real Estate   Wilshire Real Estate
               Equity Fund   Securities Index (1)
               -----------   --------------------
12/01/1992     $10,000.00          $10,000.00
01/01/1993      10,774.02           10,695.00
02/01/1993      11,248.02           11,212.64
03/01/1993      12,037.31           11,965.01
04/01/1993      11,374.56           11,286.59
05/01/1993      11,191.62           11,109.39
06/01/1993      11,418.52           11,400.46
07/01/1993      11,573.96           11,631.89
08/01/1993      11,650.37           11,873.83
09/01/1993      12,331.63           12,414.09
10/01/1993      12,101.95           12,064.01
11/01/1993      11,580.76           11,538.02
12/01/1993      11,729.16           11,524.17
01/01/1994      12,007.24           11,869.90
02/01/1994      12,504.84           12,355.38
03/01/1994      12,129.46           11,783.32
04/01/1994      12,209.50           11,915.30
05/01/1994      12,457.06           12,163.14
06/01/1994      12,127.39           11,923.52
07/01/1994      12,058.29           11,950.95
08/01/1994      12,075.50           11,942.58
09/01/1994      12,007.82           11,743.14
10/01/1994      11,493.30           11,313.34
11/01/1994      11,105.12           10,870.99
12/01/1994      12,065.15           11,713.49
01/01/1995      11,648.45           11,335.15
02/01/1995      11,893.50           11,689.94
03/01/1995      11,925.70           11,757.74
04/01/1995      11,772.95           11,673.08
05/01/1995      12,273.77           12,059.46
06/01/1995      12,468.45           12,269.29
07/01/1995      12,704.11           12,466.83
08/01/1995      12,792.01           12,618.93
09/01/1995      13,097.28           12,851.11
10/01/1995      12,656.50           12,452.73
11/01/1995      12,708.06           12,582.24
12/01/1995      13,550.66           13,312.01
01/01/1996      13,708.25           13,495.71
02/01/1996      13,852.35           13,762.93
03/01/1996      13,976.86           13,874.41
04/01/1996      13,929.46           13,936.84
05/01/1996      14,188.86           14,247.63
06/01/1996      14,484.38           14,532.59
07/01/1996      14,438.80           14,403.25
08/01/1996      15,047.61           15,015.39
09/01/1996      15,463.71           15,390.77
10/01/1996      15,865.87           15,807.86
11/01/1996      16,414.90           16,463.89
12/01/1996      18,031.44           18,220.58
01/01/1997      18,229.60           18,481.14
02/01/1997      18,214.93           18,492.23
03/01/1997      18,110.82           18,555.10
04/01/1997      17,565.04           17,955.77
05/01/1997      18,115.10           18,490.85
06/01/1997      19,044.49           19,408.00
07/01/1997      19,556.70           20,046.52
08/01/1997      19,432.40           19,898.18
09/01/1997      21,121.44           21,860.14
10/01/1997      20,360.16           20,931.08
11/01/1997      20,619.70           21,351.80
12/01/1997      21,136.93           21,827.94
01/01/1998      20,536.72           21,520.17
02/01/1998      20,173.13           21,244.71
03/01/1998      20,681.00           21,663.23
04/01/1998      20,034.50           20,980.84
05/01/1998      19,895.76           20,779.42
06/01/1998      19,832.96           20,669.29
07/01/1998      18,490.94           19,230.71
08/01/1998      16,822.84           17,232.64
09/01/1998      17,982.14           18,197.67
10/01/1998      17,533.36           17,948.36
11/01/1998      17,782.14           18,285.79
12/01/1998      17,605.65           18,024.30
01/01/1999      17,123.65           17,633.17
02/01/1999      16,704.97           17,493.87
03/01/1999      16,621.62           17,399.40
04/01/1999      18,382.04           19,254.18
05/01/1999      18,864.01           19,579.58
06/01/1999      18,665.55           19,246.72
07/01/1999      18,042.97           18,509.57
08/01/1999      17,961.12           18,231.93
09/01/1999      17,106.52           17,409.67
10/01/1999      16,747.63           17,085.85
11/01/1999      16,615.50           16,817.60
12/01/1999      17,308.77           17,449.94
01/01/2000      17,332.54           17,521.49
02/01/2000      16,963.60           17,186.83
03/01/2000      17,873.45           17,939.61
04/01/2000      18,922.74           19,218.71
05/01/2000      19,180.49           19,449.33
06/01/2000      19,675.40           20,104.77
07/01/2000      21,618.87           21,910.18
08/01/2000      20,910.70           21,121.41
09/01/2000      21,826.55           21,807.86
10/01/2000      20,872.93           20,861.40
11/01/2000      21,322.68           21,330.78
12/01/2000      22,725.44           22,813.27
01/01/2001      22,567.93           23,041.40
02/01/2001      22,172.96           22,562.14
03/01/2001      22,016.02           22,580.19
04/01/2001      22,437.55           23,117.60
05/01/2001      22,913.75           23,764.89
06/01/2001      24,077.12           25,050.57
07/01/2001      23,670.52           24,549.56
08/01/2001      24,581.67           25,406.34
09/01/2001      23,159.02           23,899.74
10/01/2001      22,310.09           23,005.89
11/01/2001      23,648.02           24,496.68
12/01/2001      24,226.52           25,207.08
01/01/2002      24,299.82           25,315.47
02/01/2002      24,785.85           25,895.19
03/01/2002      26,250.40           27,487.75
04/01/2002      26,392.02           27,658.17
05/01/2002      26,636.10           27,937.52
06/01/2002      27,099.79           28,510.24
07/01/2002      25,485.14           26,745.46
08/01/2002      25,432.90           26,756.15
09/01/2002      24,388.44           25,573.53
10/01/2002      23,179.67           24,299.97
11/01/2002      24,278.24           25,502.82
12/01/2002      24,555.13           25,875.16


Value on 12/31/02:
------------------
$24,555    Real Estate Equity Fund
$25,875    Wilshire Real Estate
           Securities Index (1)

MORNINGSTAR CATEGORY RISK+:
.. Above Average (VL/VUL)
.. Above Average (VA)

MORNINGSTAR CATEGORY RATING+:
.. 3 (VL/VUL)
.. 3 (VA)

 TOP TEN HOLDINGS (as of December 31, 2002)

                                     % of
                                    Assets
Simon Property Group, Inc.           7.0%
Equity Office Properties Trust       6.6%
Prologis Trust                       4.6%
Avalonbay Communities, Inc.          4.5%
Boston Properties, Inc.              4.3%
Equity Residential Properties Trust  4.3%
Starwood Hotels & Resorts Worldwide  4.2%
Brookfield Properties Corporation    4.0%
Archstone Communities Trust          3.7%
General Growth Properties            3.7%

 AVERAGE ANNUAL TOTAL RETURNS*

         Real Estate       Wilshire Real
         Equity Fund Estate Securities Index(1)
         ----------- --------------------------
1  Year      1.36%              2.65%
3  Years    12.36              14.03
5  Years     3.04               3.46
10 Years     9.40               9.97

 SECTOR/INDUSTRY ALLOCATION (as of December 31, 2002)

                                % of
                               Assets
Real Estate Investment Trust   88.52%
Hotel/Motel                     5.87%
Real Estate                     5.61%

(1)Wilshire Real Estate Securities Index is a market-capitalization weighted index which measures the performance of real estate securities. The index contains performance data on five major categories of property: office, retail, industrial, apartment and miscellaneous.
* Total returns are for the period ended December 31, 2002. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original costs. Sector investing and a nondiversified fund entails special risks as discussed in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 12/31/02. VL represents Variable Life subaccounts, VUL represents Variable Universal Life subaccounts and VA represents Variable Annuity subaccounts Hancock VL/VUL subaccounts were rated against 108 VL/VUL subaccounts and 203 VA subaccounts in the Morningstar Specialty-Real Estate category. VL/VUL subaccounts received an overall Morningstar Rating of 4 out 4,575 subaccounts. VA subaccounts received an overall Morningstar Rating of 4 out of 8,512 subaccounts.

                                                      Inception: March 29, 1986

  MANAGED FUND
  INDEPENDENCE INVESTMENT LLC
                                                       J. Forelli/J. Shallcross
  CAPITAL GUARDIAN TRUST COMPANY
                                                                Management Team



Managed Fund
.. The Fund employs a multi-manager approach with two sub-advisers each managing a portion of the Fund. At year-end, Independence managed 82% and Capital Guardian managed 18% of the Fund's assets.
.. The two managers employ distinct investment strategies. The multi-manager approach seeks to produce more consistent investment returns over market cycles and to reduce the risk of any one manager or strategy being out of favor in certain market environments.
.. Independence has a target mix of 60% stocks and 40% bonds and selects stocks and bonds using a combination of fundamental equity research and quantitative portfolio construction tools. Stocks are purchased that are undervalued relative to the stock's history and have improving earnings growth prospects. Bonds are purchased that are attractively priced based on market fundamentals and technical factors.
.. Capital Guardian has a target mix of 70% stocks and 30% bonds and selects stocks and bonds using a fundamental, research-driven approach that focuses on identifying securities that are undervalued. Capital Guardian also employs a multiple-manager approach within its portion of the Fund managed by several portfolio managers and analysts. Each portfolio manager and the research analysts as a team each manage a separate portion of the Fund to capture the highest conviction ideas of the team.
.. This Fund intends to adopt the "manager of managers" arrangement described on page 1.

Fund Commentary
  In 2002, the Fund returned -13.23%, underperforming its custom benchmark.

Independence Investment LLC
..  This portion of the Fund underperformed its custom benchmark (60% S&P
   500/40% Lehman Aggregate Bond). An overweight to equities detracted from performance as stocks underperformed bonds.
.. Within equities, stock selection was neutral on relative performance while sector allocation detracted modestly. Despite having a neutral weight to the technology sector relative to the benchmark, the Fund's exposure to technology was the largest detractor from absolute equity returns. The top contributors to absolute equity returns were within the Technology and Health Care sectors and included Pharmacia, General Dynamics and Trigon. Conversely, top detractors came from a variety of sectors and included Intel, Home Depot and Tyco.
.. Within bonds, duration/yield curve exposure and sector selection helped relative performance, while security selection detracted as continued volatility in certain corporate names caused spread widening. Exposure to the corporate and mortgage backed sectors contributed the most to absolute bond returns. Top contributors to absolute bond returns were in the mortgage backed sector, while corporate bonds, including WorldCom and Tyco had the largest negative impact.

Capital Guardian Trust Company
.. This portion of the Fund underperformed its custom benchmark, (70% S&P 500 and 30% Lehman Aggregate Bond). An overweight to equities detracted from performance as stocks underperformed bonds.
.. Within equities, stock selection detracted, while sector allocation decisions added modestly. Exposure to the consumer discretionary and information technology sectors had the biggest negative effect on absolute equity returns. Stocks that detracted the most from absolute returns included Williams Company, Sprint and Tyco, while stocks the contributed the most included SLM Corp, Forest Labs and Amazon Com.
.. Within bonds, exposure to lower quality corporate bonds and duration decisions detracted from relative returns. While largely avoiding companies at the center of negative news stories, exposure to companies like Qwest and Charter Communications were the corporate bonds with the biggest negative impact on absolute bond returns. Conversely, within corporates, Nextel was the biggest contributor to bond returns.

                                                      Inception: March 29, 1986

  MANAGED FUND
  INDEPENDENCE INVESTMENT LLC
                                                       J. Forelli/J. Shallcross
  CAPITAL GUARDIAN TRUST COMPANY
                                                                Management Team

                                    [CHART]


                             Historical Fund Return

$10,000
Investment made 12/31/92
(10-year period)

            Managed Fund  Managed Benchmark (1)
            ------------  ---------------------
12/31/1992   $10,000.00       $10,000.00
 1/29/1993    10,128.18        10,133.00
 2/26/1993    10,282.13        10,290.06
 3/31/1993    10,467.69        10,422.80
 4/30/1993    10,311.44        10,332.12
 5/28/1993    10,466.21        10,478.84
 6/30/1993    10,622.60        10,590.96
 7/30/1993    10,610.76        10,596.26
 8/31/1993    10,970.06        10,890.84
 9/30/1993    11,012.67        10,865.79
10/29/1993    11,139.42        10,996.18
11/30/1993    11,033.72        10,897.21
12/31/1993    11,160.40        10,993.11
 1/31/1994    11,421.01        11,251.44
 2/28/1994    11,118.70        11,001.66
 3/31/1994    10,792.39        10,626.51
 4/29/1994    10,848.00        10,653.07
 5/31/1994    10,849.50        10,739.36
 6/30/1994    10,741.98        10,595.45
 7/29/1994    10,983.86        10,876.23
 8/31/1994    11,154.48        11,104.63
 9/30/1994    10,919.02        10,889.21
10/31/1994    10,966.74        11,008.99
11/30/1994    10,797.27        10,794.31
12/30/1994    10,911.39        10,909.81
 1/31/1995    11,116.36        11,159.64
 2/28/1995    11,449.31        11,508.94
 3/31/1995    11,598.58        11,713.80
 4/28/1995    11,856.42        11,966.82
 5/31/1995    12,310.96        12,434.72
 6/30/1995    12,491.48        12,626.22
 7/31/1995    12,689.91        12,823.19
 8/31/1995    12,841.96        12,918.08
 9/29/1995    13,222.48        13,251.36
10/31/1995    13,248.49        13,313.64
11/30/1995    13,674.07        13,706.40
12/29/1995    13,867.69        13,928.44
 1/31/1996    14,081.36        14,213.97
 2/29/1996    14,022.78        14,158.54
 3/29/1996    14,038.44        14,176.95
 4/30/1996    14,066.82        14,242.16
 5/31/1996    14,235.48        14,411.64
 6/28/1996    14,371.40        14,538.46
 7/31/1996    14,056.44        14,234.61
 8/30/1996    14,176.81        14,374.11
 9/30/1996    14,621.72        14,903.08
10/31/1996    14,978.02        15,272.67
11/29/1996    15,552.63        15,982.85
12/31/1996    15,353.75        15,752.70
 1/31/1997    15,717.61        16,266.24
 2/28/1997    15,772.13        16,352.45
 3/31/1997    15,404.27        15,920.74
 4/30/1997    15,821.03        16,516.18
 5/30/1997    16,279.78        17,102.50
 6/30/1997    16,720.50        17,586.50
 7/31/1997    17,666.11        18,522.11
 8/29/1997    17,166.11        17,929.40
 9/30/1997    17,742.53        18,553.34
10/31/1997    17,565.94        18,378.94
11/28/1997    17,986.54        18,845.77
12/31/1997    18,227.50        19,102.07
 1/31/1998    18,429.68        19,327.47
 2/27/1998    19,266.25        20,158.55
 3/31/1998    19,978.66        20,805.64
 4/30/1998    20,114.15        20,974.17
 5/29/1998    20,048.66        20,837.84
 6/30/1998    20,612.29        21,417.13
 7/31/1998    20,399.41        21,297.19
 8/31/1998    18,489.04        19,589.16
 9/30/1998    19,124.35        20,525.52
10/30/1998    20,141.92        21,484.06
11/30/1998    20,983.04        22,313.35
12/31/1998    21,949.06        23,112.16
 1/29/1999    22,282.34        23,756.99
 2/26/1999    21,675.58        23,148.81
 3/31/1999    22,137.38        23,755.31
 4/30/1999    22,774.83        24,337.32
 5/28/1999    22,414.94        23,906.55
 6/30/1999    23,210.83        24,671.56
 7/30/1999    22,723.98        24,168.26
 8/31/1999    22,581.71        24,090.92
 9/30/1999    22,295.37        23,806.65
10/29/1999    23,157.74        24,744.63
11/30/1999    23,306.22        25,046.51
12/31/1999    23,946.68        25,883.07
 1/31/2000    23,050.96        25,067.75
 2/29/2000    22,737.63        24,904.81
 3/31/2000    24,375.26        26,498.72
 4/28/2000    24,014.23        25,989.94
 5/31/2000    23,806.11        25,665.07
 6/30/2000    24,237.47        26,257.93
 7/31/2000    24,106.95        26,108.26
 8/31/2000    25,209.96        27,233.53
 9/29/2000    24,431.36        26,438.31
10/31/2000    24,558.51        26,440.95
11/30/2000    23,521.67        25,364.80
12/29/2000    23,952.80        25,628.60
 1/31/2001    24,554.12        26,341.07
 2/28/2001    23,393.23        24,992.41
 3/30/2001    22,496.58        24,092.68
 4/30/2001    23,753.84        25,174.44
 5/31/2001    23,911.35        25,335.56
 6/30/2001    23,538.10        25,003.67
 7/31/2001    23,528.22        25,081.18
 8/31/2001    22,708.45        24,253.50
 9/28/2001    21,588.55        23,191.19
10/31/2001    22,104.17        23,650.38
11/30/2001    23,137.52        24,608.22
12/31/2001    23,272.05        24,674.66
 1/31/2002    23,097.81        24,538.95
 2/28/2002    22,769.92        24,350.00
 3/30/2002    23,278.11        24,737.17
 4/30/2002    22,601.87        24,029.68
 5/31/2002    22,505.50        24,005.65
 6/30/2002    21,461.11        23,062.23
 7/31/2002    20,288.30        22,095.93
 8/31/2002    20,462.37        22,332.35
 9/30/2002    19,119.65        21,021.44
10/31/2002    20,097.12        22,093.54
11/30/2002    20,861.75        22,871.23
12/31/2002    20,192.68        22,253.71

Value on 12/31/02:
------------------
$20,193 Managed Fund
$22,254 Managed Benchmark (1)


MORNINGSTAR CATEGORY RISK+:
.. Average (VL/VUL)
.. Above Average (VA)

MORNINGSTAR CATEGORY RATING+:
.. 3 (VL/VUL)
.. 3 (VA)

 TOP TEN HOLDINGS (as of December 31, 2002)

                                     % of
                                    Assets
Federal National Mortgage Assoc.    13.7%
U.S. Treasury                        3.4%
Pfizer, Inc.                         2.5%
Microsoft Corp.                      2.2%
Citigroup, Inc.                      2.0%
Exxon Mobil Corp.                    1.8%
General Electric Co.                 1.8%
Government National Mortgage Assoc.  1.5%
Wal-Mart Stores, Inc.                1.4%
Bank of America Corp.                1.3%

 AVERAGE ANNUAL TOTAL RETURNS*

         Managed   Managed
          Fund   Benchmark(1)
         ------- ------------
1 Year   -13.23%    -9.81%
3 Years   -5.53     -4.91
5 Years    2.07      3.10
10 Years   7.28      8.33


 SECTOR/INDUSTRY ALLOCATION (as of December 31, 2002)

                          % of                     % of
                         Assets                   Assets
Financial Services       21.37% Materials &
Health Care              16.81% Processing        4.78%
Technology               13.30% Other             3.68%
Consumer Discretionary &        Producer Durables 3.60%
Services                 12.73% Autos &
Utilities                7.89%  Transportation    2.06%
Consumer Staples         6.72%  Other Energy      1.59%
Integrated Oils          5.49%

(1)The Managed Benchmark represents 50% S&P 500/50% Lehman Brothers Aggregate Bond from April 1986 to December 1997, then 60% S&P 500/40% Lehman Brothers Aggregate Bond from 1998 to present.
* Total returns are for the period ended December 31, 2002. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. There are additional risks associated with a nondiversified fund, as outlined in the current prospectus.
+ Source: MorningStar, Inc. Data as of 12/31/02. VL represents Variable Life subaccounts, VUL represents Variable Universal Life subaccounts and VA represents Variable Annuity subaccounts Hancock VL/VUL subaccounts were rated against 480 VL/VUL subaccounts and 821 VA subaccounts in the Morningstar Domestic Hybrid category. VL/VUL subaccounts received an overall Morningstar Rating of 4 out 4,575 subaccounts. VA subaccounts received an overall Morningstar Rating of 4 out of 8,512 subaccounts.

                                                         Inception: May 1, 1994

  SHORT-TERM BOND FUND
  INDEPENDENCE INVESTMENT LLC
                                                               James Shallcross

.. In 2002, the Fund returned 5.67%, underperforming its customized benchmark. .. The Fund underperformed its benchmark due to security selection decisions as continued volatility in certain corporate names caused spread widening. The Fund's performance benefited from duration/yield curve and sector allocation decisions.
.. The Fund's exposure to corporate bonds was the biggest contributor to absolute returns. On a security level, exposure to WorldCom had the largest negative impact on absolute returns while top contributors came from a variety of sectors including corporate, Treasury and commercial backed mortgage securities.
.. Going forward, the manager will seek to maintain a slight bias to higher rates through buying securities and sectors that perform well in rising rate environments. The manager is also continuing to add short high-quality spread issues as the Fund grows, including selectively adding telecom and REIT names, and continuing to focus on the banking sector. There will also be less emphasis on Agencies and Treasuries.
.. The manager evaluates specific bonds and bond sectors using a combination of proprietary research and quantitative tools to identify securities that are attractively priced based upon market fundamentals and technical factors.
.. This Fund intends to adopt the "manager of managers" arrangement described on page 1.


                                    [CHART]

Historical Fund Return

$10,000
Investment made 5/1/94
(Fund Inception Date)

             Short-Term Bond Fund  Short-Term Bond Benchmark (1)
             --------------------  -----------------------------
  5/1/1994        $10,000.00              $10,000.00
 5/31/1994          9,999.10               10,013.00
 6/30/1994         10,010.06               10,032.02
 7/31/1994         10,109.04               10,137.36
 8/31/1994         10,129.77               10,170.81
 9/30/1994         10,075.07               10,116.91
10/31/1994         10,077.64               10,129.05
11/30/1994         10,032.42               10,074.35
12/31/1994         10,033.45               10,101.55
 1/31/1995         10,171.65               10,258.13
 2/28/1995         10,323.89               10,431.49
 3/31/1995         10,367.20               10,488.86
 4/30/1995         10,462.04               10,596.90
 5/31/1995         10,693.65               10,843.81
 6/30/1995         10,768.78               10,907.78
 7/31/1995         10,779.52               10,935.05
 8/31/1995         10,844.29               11,010.51
 9/30/1995         10,892.08               11,072.16
10/31/1995         10,995.70               11,180.67
11/30/1995         11,097.85               11,300.30
12/31/1995         11,186.64               11,399.75
 1/31/1996         11,272.67               11,502.35
 2/29/1996         11,183.40               11,419.53
 3/31/1996         11,142.92               11,385.27
 4/30/1996         11,123.65               11,373.88
 5/31/1996         11,123.35               11,380.71
 6/30/1996         11,211.29               11,476.31
 7/31/1996         11,237.60               11,516.47
 8/31/1996         11,259.93               11,544.11
 9/30/1996         11,392.29               11,668.79
10/31/1996         11,527.48               11,827.49
11/30/1996         11,607.29               11,939.85
12/31/1996         11,590.50               11,910.00
 1/31/1997         11,642.19               11,963.59
 2/28/1997         11,661.20               11,982.73
 3/31/1997         11,631.38               11,953.97
 4/30/1997         11,727.48               12,067.54
 5/31/1997         11,804.67               12,154.42
 6/30/1997         11,894.39               12,248.01
 7/31/1997         12,057.70               12,425.61
 8/31/1997         12,033.34               12,408.21
 9/30/1997         12,137.82               12,522.37
10/31/1997         12,241.06               12,636.32
11/30/1997         12,247.10               12,662.86
12/31/1997         12,333.56               12,757.83
 1/31/1998         12,464.31               12,905.82
 2/28/1998         12,460.42               12,903.24
 3/31/1998         12,503.49               12,952.27
 4/30/1998         12,558.72               13,013.15
 5/31/1998         12,622.10               13,088.62
 6/30/1998         12,678.91               13,155.38
 7/31/1998         12,737.07               13,215.89
 8/31/1998         12,872.29               13,338.80
 9/30/1998         13,006.90               13,522.87
10/31/1998         12,999.01               13,553.98
11/30/1998         13,019.40               13,590.57
12/31/1998         13,050.91               13,644.93
 1/31/1999         13,080.52               13,721.35
 2/28/1999         13,035.23               13,673.32
 3/31/1999         13,105.11               13,781.34
 4/30/1999         13,154.00               13,840.60
 5/31/1999         13,122.05               13,823.99
 6/30/1999         13,164.57               13,866.85
 7/31/1999         13,191.85               13,895.97
 8/31/1999         13,224.82               13,926.54
 9/30/1999         13,326.59               14,028.20
10/31/1999         13,363.46               14,078.70
11/30/1999         13,411.79               14,119.53
12/31/1999         13,437.82               14,139.30
 1/31/2000         13,435.28               14,146.37
 2/29/2000         13,530.22               14,248.22
 3/31/2000         13,598.40               14,318.04
 4/30/2000         13,629.54               14,329.49
 5/31/2000         13,678.74               14,379.65
 6/30/2000         13,841.10               14,542.14
 7/31/2000         13,928.19               14,651.20
 8/31/2000         14,031.28               14,774.27
 9/30/2000         14,151.78               14,905.76
10/31/2000         14,182.44               14,950.48
11/30/2000         14,329.97               15,080.55
12/31/2000         14,509.63               15,258.50
 1/31/2001         14,709.17               15,493.48
 2/28/2001         14,825.98               15,617.43
 3/31/2001         14,933.75               15,745.49
 4/30/2001         14,979.29               15,800.60
 5/31/2001         15,065.25               15,909.63
 6/30/2001         15,123.33               15,974.85
 7/31/2001         15,312.86               16,190.52
 8/31/2001         15,412.82               16,308.71
 9/30/2001         15,619.98               16,517.46
10/31/2001         15,762.34               16,682.63
11/30/2001         15,701.56               16,637.59
12/31/2001         15,683.64               16,644.24
 1/31/2002         15,725.75               16,700.83
 2/28/2002         15,794.47               16,759.29
 3/31/2002         15,683.78               16,663.76
 4/30/2002         15,794.36               16,830.40
 5/31/2002         15,922.72               16,779.91
 6/30/2002         16,044.42               16,784.94
 7/31/2002         16,212.22               16,836.97
 8/31/2002         16,304.65               16,914.42
 9/30/2002         16,453.70               16,806.17
10/31/2002         16,439.58               16,997.76
11/30/2002         16,418.58               17,087.85
12/31/2002         16,573.47               17,222.84

Value on 12/31/02:
------------------
$16,573  Short-Term Bond Fund
$17,223  Short-Term Bond Benchmark(1)

MORNINGSTAR CATEGORY RISK+:
.. Below Average (VL/VUL)
.. Below Average (VA)

MORNINGSTAR CATEGORY RATING+:
.. 4 (VL/VUL)
.. 3 (VA)

 TOP TEN HOLDINGS (as of December 31, 2002)

                                                       % of
                                                      Assets
Federal National Mortgage Assoc.                      22.0%
Federal Home Loan Mortgage Corp.                      9.8%
U.S. Treasury                                         9.6%
Credit Suisse First Boston                            3.4%
First Union National Bank Commercial & Mortgage Trust 2.7%
Residential Funding and Mortgage Securities           2.7%
Chase Funding Loan Acquisition Trust                  2.6%
Wells Fargo & Co.                                     2.3%
Morgan Stanley Group, Inc.                            2.1%
Citigroup, Inc.                                       2.0%

 AVERAGE ANNUAL TOTAL RETURNS*

                         Short-Term    Short-Term
                         Bond Fund  Bond Benchmark(1)
                         ---------- -----------------
1 Year                      5.67%         6.08%
3 Years                     7.24          7.69
5 Years                     6.09          6.71
Since Inception (5/1/94)    6.00          6.78

 FUND COMPOSITION (as of December 31, 2002)

                        % of
Credit Quality         Assets
AAA Government/Agency  66.36%
AA                      5.13%
A                      15.74%
BBB                     9.39%
Cash/Short Term         3.38%
Weighted Average Yield  2.58%

(1)Short-Term Bond Benchmark represents the Merrill Lynch 1-5 Year Government Bond from May 1994 to April 1998, 65% Lehman Brothers 1-3 Year Credit Bond, 35% Lehman Brothers 1-3 Year Government Bond Index, May 1998 to April 2002 and now Lehman Brothers 1-3 Year Aggregate Bond from May 2002 to present.
* Total returns are for the period ended December 31, 2002. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 12/31/02. VL represents Variable Life subaccounts, VUL represents Variable Universal Life subaccounts and VA represents Variable Annuity subaccounts Hancock VL/VUL subaccounts were rated against 56 VL/VUL subaccounts and 102 VA subaccounts in the Morningstar Short-Term Bond category. VL/VUL subaccounts received an overall Morningstar Rating of 4 out 967 subaccounts. VA subaccounts received an overall Morningstar Rating of 5 out of 1,697 subaccounts.

                                                         Inception: May 1, 1998

  BOND INDEX FUND
  MELLON BOND ASSOCIATES, LLP
                                                                 Gregory Curran


..  In 2002, the Fund returned 9.95%, underperforming its benchmark, the Lehman
   Brothers Aggregate Bond Index.
.. The Fund continues to meet its long-term investment objective: to track the performance of the Lehman Brothers Aggregate Bond Index, which covers the U.S. investment grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities.
.. The Fund seeks to track the performance of its benchmark by investing in representative sample of issues selected through proprietary quantitative techniques. Issues are selected to best match the risk characteristics, including price sensitivity, industry and quality exposure of the 6,700-plus issues in the benchmark.
.. This Fund intends to adopt the "manager of managers" arrangement described on page 1.


                                    [CHART]

Historical Fund Return

$10,000
Investment made 5/1/98
(Fund Inception Date)

             Bond Index Fund  Bond Index Benchmark(1)
             ---------------  -----------------------
  5/1/1998      $10,000.00          $10,000.00
 5/31/1998       10,101.92           10,107.00
 6/30/1998       10,210.82           10,210.09
 7/31/1998       10,220.22           10,218.26
 8/31/1998       10,461.38           10,417.52
 9/30/1998       10,756.83           10,715.46
10/31/1998       10,688.56           10,639.38
11/30/1998       10,703.12           10,703.21
12/31/1998       10,720.00           10,728.90
 1/31/1999       10,794.75           10,805.08
 2/28/1999       10,520.80           10,547.92
 3/31/1999       10,584.46           10,600.65
 4/30/1999       10,608.95           10,627.16
 5/31/1999       10,484.98           10,517.70
 6/30/1999       10,449.87           10,485.09
 7/31/1999       10,419.87           10,455.73
 8/31/1999       10,413.57           10,447.37
 9/30/1999       10,497.22           10,541.40
10/31/1999       10,513.95           10,568.80
11/30/1999       10,512.84           10,562.46
12/31/1999       10,444.55           10,498.03
 1/31/2000       10,424.87           10,494.88
 2/29/2000       10,551.45           10,626.07
 3/31/2000       10,713.16           10,779.08
 4/30/2000       10,665.75           10,726.27
 5/31/2000       10,639.83           10,716.61
 6/30/2000       10,855.08           10,935.23
 7/31/2000       10,956.44           11,051.14
 8/31/2000       11,122.46           11,206.96
 9/30/2000       11,165.15           11,249.55
10/31/2000       11,244.42           11,320.42
11/30/2000       11,445.41           11,514.00
12/31/2000       11,677.63           11,740.83
 1/31/2001       11,840.38           11,938.07
 2/28/2001       11,941.71           12,041.94
 3/31/2001       11,992.74           12,102.15
 4/30/2001       11,938.07           12,051.32
 5/31/2001       12,008.36           12,123.62
 6/30/2001       12,046.59           12,169.69
 7/31/2001       12,310.04           12,442.30
 8/31/2001       12,436.14           12,585.38
 9/30/2001       12,595.00           12,731.37
10/31/2001       12,850.08           12,997.46
11/30/2001       12,670.29           12,818.09
12/31/2001       12,583.53           12,736.06
 1/31/2002       12,673.71           12,839.22
 2/28/2002       12,793.35           12,963.76
 3/31/2002       12,553.58           12,748.56
 4/30/2002       12,794.78           12,995.88
 5/31/2002       12,894.47           13,106.35
 6/30/2002       13,008.23           13,220.37
 7/31/2002       13,191.56           13,380.34
 8/31/2002       13,418.36           13,606.47
 9/30/2002       13,634.36           13,826.89
10/31/2002       13,581.25           13,763.29
11/30/2002       13,550.90           13,759.16
12/31/2002       13,835.16           14,043.97

Value on 12/31/02:
------------------
$13,835 Bond Index Fund
$14,044 Bond Index Benchmark (1)


MORNINGSTAR CATEGORY RISK+:
.. Average (VL/VUL)
.. Average (VA)

MORNINGSTAR CATEGORY RATING+:
.. 3 (VL/VUL)
.. 4 (VA)

 TOP TEN HOLDINGS (as of December 31, 2002)

                                        % of
                                       Assets
U.S. Treasury                          22.2%
Federal Home Loan Mortgage Corp.       20.1%
Federal National Mortgage Assoc.       19.9%
Government National Mortgage Assoc.    6.2%
Morgan Stanley Capital, Inc.           1.0%
Federal Home Loan Bank                 0.9%
Bank One Corp.                         0.8%
MBNA Credit Card Master Note Trust     0.7%
General Electric Capital Corp.         0.7%
Intermediate American Development Bank 0.7%

 AVERAGE ANNUAL TOTAL RETURNS*

                                                   Bond Index  Bond Index
                                                      Fund    Benchmark(1)
                                                   ---------- ------------
1 Year                                                9.95%      10.27%
3 Years                                               9.82       10.19
Since Inception (5/1/98)                              7.20        7.55

 FUND COMPOSITION (as of December 31, 2002)

                                     % of
Credit Quality                      Assets
AAA Government/Agency               75.64%
AA                                   7.07%
A                                    9.45%
BBB                                  8.14%
Short-Term                          -0.30%
Weighted Average Yield               4.40%

(1)The benchmark is the Lehman Brothers Government/Credit Bond Index from May 1998 through January 2001, and the Lehman Brother Aggregate Bond Index from February 2001-present.
* Total returns are for the period ended December 31, 2002. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 12/31/02. VL represents Variable Life subaccounts, VUL represents Variable Universal Life subaccounts and VA represents Variable Annuity subaccounts Hancock VL/VUL subaccounts were rated against 106 VL/VUL subaccounts and 213 VA subaccounts in the Morningstar Intermediate Government category. VL/VUL subaccounts received an overall Morningstar Rating of 5 out 967 subaccounts. VA subaccounts received an overall Morningstar Rating of 5 out of 1,697 subaccounts.

                                                      Inception: March 29, 1986

  ACTIVE BOND FUND
  JOHN HANCOCK ADVISERS, LLC
                                                          Greene/Evans/Matthews

..  In 2002, the Fund returned 7.25%, underperforming its benchmark, the Lehman
   Brothers Aggregate Index.
.. The Fund underperformed its benchmark primarily due to unfavorable sector allocation and security selection decisions, while duration/yield curve decisions modestly boosted relative performance.
.. Sector allocation decisions detracted from relative performance primarily due to the Fund's overweighting in investment grade and high yield corporate bonds.
.. As 2003 progresses, the manager expects to gradually reduce portfolio duration below the benchmark as the recovery gains momentum and to maintain an overweighted position in corporate bonds and mortgage-backed securities. The manager also continues to seek opportunities in select high yield and emerging market bonds.
.. The manager's strategy focuses on anticipating shifts in the business cycle, rather than predicting the direction of interest rates. The Fund capitalizes on these shifts by using a research-driven process to identify attractive sectors as well as mispriced securities within those sectors.
.. This Fund intends to adopt the "manager of managers" arrangement described on page 1.


                                     [CHART]

Historical Fund Return

$10,000
Investment made 12/31/92
(10-Year Period)

                                Lehman Brothers
            Active Bond Fund  Aggregate Bond Index
            ----------------  --------------------
12/31/1992     $10,000.00         $10,000.00
 1/29/1993      10,178.64          10,192.00
 2/26/1993      10,390.36          10,370.36
 3/31/1993      10,447.71          10,413.92
 4/30/1993      10,512.60          10,486.81
 5/28/1993      10,507.49          10,500.45
 6/30/1993      10,722.69          10,690.50
 7/30/1993      10,813.44          10,751.44
 8/31/1993      11,042.10          10,939.59
 9/30/1993      11,096.70          10,969.13
10/29/1993      11,108.49          11,009.71
11/30/1993      11,025.03          10,916.13
12/31/1993      11,076.55          10,975.08
 1/31/1994      11,238.18          11,123.24
 2/28/1994      11,032.04          10,929.70
 3/31/1994      10,798.07          10,659.73
 4/29/1994      10,701.06          10,574.45
 5/31/1994      10,683.07          10,573.40
 6/30/1994      10,672.61          10,550.14
 7/29/1994      10,845.24          10,760.08
 8/31/1994      10,871.67          10,773.00
 9/30/1994      10,744.91          10,614.63
10/31/1994      10,727.38          10,605.08
11/30/1994      10,707.66          10,581.75
12/30/1994      10,791.94          10,654.76
 1/31/1995      10,998.00          10,865.73
 2/28/1995      11,261.13          11,124.33
 3/31/1995      11,348.67          11,192.19
 4/28/1995      11,512.83          11,348.88
 5/31/1995      12,007.68          11,788.08
 6/30/1995      12,111.27          11,874.13
 7/31/1995      12,059.11          11,848.01
 8/31/1995      12,198.50          11,991.37
 9/29/1995      12,320.73          12,107.69
10/31/1995      12,521.33          12,265.09
11/30/1995      12,708.26          12,449.07
12/29/1995      12,901.80          12,623.35
 1/31/1996      12,977.73          12,706.67
 2/29/1996      12,728.43          12,485.57
 3/29/1996      12,650.65          12,398.17
 4/30/1996      12,586.67          12,328.74
 5/31/1996      12,583.64          12,304.08
 6/28/1996      12,711.30          12,468.96
 7/31/1996      12,751.95          12,502.62
 8/30/1996      12,761.21          12,481.37
 9/30/1996      12,992.04          12,698.55
10/31/1996      13,268.37          12,980.45
11/29/1996      13,476.49          13,202.42
12/31/1996      13,431.24          13,079.64
 1/31/1997      13,481.13          13,120.18
 2/28/1997      13,544.83          13,152.98
 3/31/1997      13,401.62          13,006.99
 4/30/1997      13,584.38          13,202.09
 5/30/1997      13,737.19          13,327.51
 6/30/1997      13,917.23          13,486.11
 7/31/1997      14,334.57          13,850.23
 8/29/1997      14,194.04          13,732.51
 9/30/1997      14,423.88          13,935.75
10/31/1997      14,548.42          14,137.82
11/28/1997      14,628.65          14,202.85
12/31/1997      14,788.67          14,346.30
 1/31/1998      14,991.29          14,529.93
 2/27/1998      14,978.93          14,518.31
 3/31/1998      15,063.77          14,567.67
 4/30/1998      15,136.97          14,643.42
 5/29/1998      15,271.85          14,782.53
 6/30/1998      15,418.26          14,908.19
 7/31/1998      15,447.03          14,939.49
 8/31/1998      15,599.02          15,183.01
 9/30/1998      15,956.27          15,538.29
10/30/1998      15,807.16          15,455.94
11/30/1998      15,959.12          15,544.03
12/31/1998      16,006.27          15,590.67
 1/29/1999      16,153.25          15,701.36
 2/26/1999      15,822.34          15,426.59
 3/31/1999      15,935.04          15,511.43
 4/30/1999      15,985.01          15,561.07
 5/28/1999      15,812.23          15,424.13
 6/30/1999      15,772.72          15,374.77
 7/30/1999      15,740.58          15,310.20
 8/31/1999      15,709.60          15,302.55
 9/30/1999      15,849.70          15,480.06
10/29/1999      15,881.90          15,537.33
11/30/1999      15,937.65          15,535.78
12/31/1999      15,855.65          15,461.21
 1/31/2000      15,789.68          15,410.18
 2/29/2000      15,967.13          15,596.65
 3/31/2000      16,128.41          15,802.52
 4/28/2000      16,066.28          15,756.70
 5/31/2000      16,052.07          15,748.82
 6/30/2000      16,388.82          16,076.39
 7/31/2000      16,520.02          16,222.69
 8/31/2000      16,770.74          16,457.92
 9/29/2000      16,864.94          16,561.60
10/31/2000      16,954.45          16,670.91
11/30/2000      17,179.99          16,944.31
12/29/2000      17,512.68          17,259.48
 1/31/2001      17,800.01          17,540.80
 2/28/2001      17,947.87          17,693.41
 3/30/2001      18,030.67          17,781.88
 4/30/2001      17,966.74          17,707.19
 5/31/2001      18,091.23          17,813.44
 6/30/2001      18,147.64          17,881.13
 7/31/2001      18,557.33          18,281.66
 8/31/2001      18,744.40          18,491.90
 9/28/2001      18,739.48          18,706.41
10/31/2001      19,091.16          19,097.37
11/30/2001      18,945.40          18,833.83
12/31/2001      18,822.97          18,713.29
 1/31/2002      18,943.10          18,864.87
 2/28/2002      19,059.78          19,047.86
 3/30/2002      18,817.79          18,731.67
 4/30/2002      19,118.25          19,095.06
 5/31/2002      19,231.41          19,257.37
 6/30/2002      19,170.68          19,424.91
 7/31/2002      19,137.11          19,659.95
 8/31/2002      19,504.44          19,992.20
 9/28/2002      19,749.46          20,316.08
10/31/2002      19,601.47          20,222.62
11/30/2002      19,780.53          20,216.55
12/31/2002      20,187.44          20,635.04

Value on 12/31/02:
------------------
$20,187 Active  Bond Fund
$20,635 Lehman  Brothers Aggregate Bond Index

MORNINGSTAR CATEGORY RISK+:
.. Below Average (VL/VUL)
.. Below Average (VA)

MORNINGSTAR CATEGORY RATING+:
.. 3 (VL/VUL)
.. 3 (VA)

 TOP TEN HOLDINGS (as of December 31, 2002)

                                     % of
                                    Assets
Federal National Mortgage Assoc.    36.4%
U.S. Treasury                       9.7%
Federal Home Loan Mortgage Corp.    5.9%
Government National Mortgage Assoc. 4.8%
Household Finance Corp.             1.0%
Ford Motor Credit Co.               1.0%
NiSource Finance Corp.              0.9%
Morgan Stanley Dean Witter          0.9%
Amresco Residential Securities      0.7%
News America Holdings, Inc.         0.6%

 AVERAGE ANNUAL TOTAL RETURNS*

                     Lehman Brothers
         Active Bond Aggregate Bond
            Fund          Index
         ----------- ---------------
 1 Year     7.25%         10.27%
 3 Years    8.38          10.10
 5 Years    6.42           7.54
10 Years    7.28           7.51

 FUND COMPOSITION (as of December 31, 2002)

                        % of
Credit Quality         Assets
AAA                    60.10%
AA                      2.10%
A                       8.20%
BBB                    18.50%
BB & lower              9.60%
Not rated               0.10%
Short Term              1.40%
Weighted Average Yield  5.05%

* Total returns are for the period ended December 31, 2002, returns represent past performance, assume reinvestment of all distributions, and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 12/31/02. VL represents Variable Life subaccounts, VUL represents Variable Universal Life subaccounts and VA represents Variable Annuity subaccounts Hancock VL/VUL subaccounts were rated against 327 VL/VUL subaccounts and 500 VA subaccounts in the Morningstar Intermediate-Term Bond category. VL/VUL subaccounts received an overall Morningstar Rating of 4 out 967 subaccounts. VA subaccounts received an overall Morningstar Rating of 5 out of 1,697 subaccounts.

                                                         Inception: May 1, 1998

  HIGH YIELD BOND FUND
  WELLINGTON MANAGEMENT COMPANY, LLP
                                                            Richard T. Crawford

..  In 2002, the Fund returned -4.51%, underperforming its benchmark, the Lehman
   Brothers High Yield Index.
..  The Fund underperformed its benchmark primarily due to unfavorable sector allocation decisions, while security selection boosted relative performance. .. Sector allocation decisions detracted from relative performance most significantly within the wireline telecomm sector. However, strong security selection within this subsector, and in the Fund overall, aided relative performance.
.. The Fund's exposure to the Telecom/Media and Utility sectors was the largest detractor from absolute returns. Similarly, bonds in these sectors, including Worldcom, Calpine Corp and Charter Communications, detracted the most from absolute returns. The top securities that contributed most to the Fund's absolute return, included LIN Television and Nextel Communications, which are also in the Telecom/Media sector.
.. The manager believes that current high yield spreads reflect a degree of pessimism that is unfounded. Although defaults will remain high, they are expected to decline over the next year, and with this decline, the risk premium associated with high yield bonds should narrow. The manager will continue to strive to minimize defaults in the Fund, while remaining positioned to take advantage of an economic recovery. Towards the end of the year, the Fund was repositioned with a higher quality bias within high yield bonds.
.. The manager employs rigorous bottom-up fundamental research, 100% of which is conducted in-house. The manager continues to focus on capturing the attractive yields currently available in the high yield market while minimizing credit losses.
..  This Fund intends to adopt the "manager of managers" arrangement described on page 1.
                                    [CHART]

Historical Fund Return

$10,000
Investment made 5/1/98
(Fund Inception Date)

            High Yield Bond Fund  L/B High Yield Bond Index
            --------------------  -------------------------
  5/1/1998       $10,000.00             $10,000.00
 5/31/1998         9,987.31              10,035.00
 6/30/1998        10,027.82              10,071.13
 7/31/1998        10,075.24              10,128.53
 8/31/1998         9,309.43               9,569.44
 9/30/1998         9,280.19               9,612.50
10/31/1998         9,120.03               9,415.44
11/30/1998         9,801.83               9,806.18
12/31/1998         9,702.20               9,816.97
 1/31/1999         9,818.61               9,962.26
 2/28/1999         9,884.14               9,903.48
 3/31/1999        10,061.52               9,997.57
 4/30/1999        10,214.22              10,191.52
 5/31/1999         9,992.19              10,053.93
 6/30/1999         9,989.47              10,032.82
 7/31/1999         9,993.43              10,072.95
 8/31/1999         9,924.64               9,961.14
 9/30/1999         9,874.20               9,889.42
10/31/1999         9,806.38               9,824.15
11/30/1999        10,089.82               9,940.08
12/31/1999        10,199.91              10,051.41
 1/31/2000        10,132.31              10,008.19
 2/29/2000        10,123.13              10,027.20
 3/31/2000         9,876.13               9,816.63
 4/30/2000         9,945.34               9,832.34
 5/31/2000         9,777.19               9,731.06
 6/30/2000        10,006.87               9,929.58
 7/31/2000        10,121.22              10,005.04
 8/31/2000        10,203.41              10,073.08
 9/30/2000         9,974.55               9,985.44
10/31/2000         9,577.98               9,665.91
11/30/2000         9,016.41               9,283.14
12/31/2000         9,096.94               9,462.30
 1/31/2001         9,829.10              10,171.03
 2/28/2001        10,014.56              10,306.30
 3/31/2001         9,866.19              10,063.07
 4/30/2001         9,755.62               9,938.29
 5/31/2001         9,951.58              10,117.18
 6/30/2001         9,581.92               9,833.90
 7/31/2001         9,725.16               9,978.46
 8/31/2001         9,796.45              10,096.20
 9/30/2001         8,865.46               9,417.74
10/31/2001         9,025.98               9,650.36
11/30/2001         9,357.65              10,002.59
12/31/2001         9,291.13               9,961.58
 1/31/2002         9,363.70              10,031.31
 2/28/2002         9,264.91               9,890.88
 3/31/2002         9,532.73              10,129.25
 4/30/2002         9,707.19              10,291.31
 5/31/2002         9,631.01              10,237.80
 6/30/2002         8,874.13               9,483.27
 7/31/2002         8,388.51               9,068.85
 8/31/2002         8,491.61               9,327.32
 9/30/2002         8,214.41               9,205.13
10/31/2002         8,224.28               9,125.04
11/30/2002         8,825.18               9,689.88
12/31/2002         8,871.56               9,825.54

Value on 12/31/02:
------------------
$8,872 High Yield Bond Fund
$9,826 L/B High Yield Bond Index

MORNINGSTAR CATEGORY RISK+:
.. Average (VL/VUL)
.. Above Average (VA)

MORNINGSTAR CATEGORY RATING+:
.. 3 (VL/VUL)
.. 2 (VA)

 TOP TEN HOLDINGS (as of December 31, 2002)

                                  % of
                                 Assets
CSC Holdings, Inc.                1.9%
Allied Waste North America, Inc.  1.9%
Nextel Communications, Inc.       1.9%
Stone Container Corp.             1.8%
EchoStar DBS Corp.                1.8%
Tyco International Group SA       1.7%
Owens-Illinois, Inc.              1.6%
Horton, Inc.                      1.5%
Lyondell Chemical Co.             1.5%
British Sky Broadcasting          1.5%

 AVERAGE ANNUAL TOTAL RETURNS*

                         High Yield L/B High Yield
                         Bond Fund    Bond Index
                         ---------- --------------
1 Year                     -4.51%       -1.37%
3 Years                    -4.54        -0.75
Since Inception (5/1/98)   -2.53        -0.38

 FUND COMPOSITION (as of December 31, 2002)

                        % of
Credit Quality         Assets
BBB                     3.05%
BB & lower             90.25%
Not Rated               0.45%
Short Term              6.25%
Weighted Average Yield  8.90%

* Total returns are for the period ended December 31, 2002. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. There are special risks associated with investing in high yield bonds, as outlined in the current prospectus.
+ Source: MorningStar, Inc. Data as of 12/31/02. VL represents Variable Life subaccounts, VUL represents Variable Universal Life subaccounts and VA represents Variable Annuity subaccounts Hancock VL/VUL subaccounts were rated against 296 VL/VUL subaccounts and 492 VA subaccounts in the Morningstar High Yield Bond category. VL/VUL subaccounts received an overall Morningstar Rating of 2 out 967 subaccounts. VA subaccounts received an overall Morningstar Rating of 1 out of 1,697 subaccounts.

                                                         Inception: May 1, 1996

  GLOBAL BOND FUND
  Capital Guardian Trust Company
                                                                Management Team

..  In 2002, the Fund returned 18.85%, underperforming its benchmark, the
   Salomon Brothers World Government Bond Index, Unhedged.
.. The Fund underperformed its benchmark due to sector allocation decisions, especially in underweighting US Treasuries and overweighting corporate bonds including high yield bonds. Conversely, currency, country and security selection decisions contributed positively to relative performance.
.. Companies in the telecommunication and cable industries detracted the most significantly from absolute returns including Charter Communications and Qwest Communications. Strong absolute returns were aided by bond selection within the financial sector, with KPN, Bank of Ireland and KFW Int'l Finance all adding value during the year.
.. The manager expects that interest rates will eventually move higher, in line with improving global economic growth. However, the possible war with Iraq and other geopolitical concerns will likely help government bond markets as investors seek safe havens. Overall, capital flows and other indicators point toward a stronger euro relative to the U.S. dollar. The manager also continues to find more value in euro-denominated bonds compared to the U.S. market. Although corporate bond spreads have narrowed, further tightening is expected as companies continue the process of repairing their balance sheets.
.. The manager employs a multiple portfolio manager system, with each portfolio managed by several portfolio managers and analysts. The manager selects securities using proprietary fundamental research and economic analysis to identify attractive markets and currencies and undervalued sectors and securities.
.. This Fund intends to adopt the "manager of managers" arrangement described on page 1.

                                    [CHART]

Historical Fund Return

$10,000
Investment made 5/1/96
(Fund Inception Date)

                   Global Bond Fund         Global Bond Benchmark(1)
                   ----------------         ------------------------
 5/01/1996           $10,000.00                  $10,000.00
 5/31/1996             9,983.20                   10,002.00
 6/30/1996            10,068.31                   10,123.02
 7/31/1996            10,102.86                   10,162.50
 8/31/1996            10,111.98                   10,183.85
 9/30/1996            10,297.03                   10,371.23
10/31/1996            10,489.94                   10,586.95
11/30/1996            10,674.48                   10,775.40
12/31/1996            10,671.49                   10,704.28
 1/31/1997            10,722.54                   10,763.15
 2/28/1997            10,754.51                   10,800.82
 3/31/1997            10,634.45                   10,697.14
 4/30/1997            10,760.52                   10,846.90
 5/31/1997            10,870.77                   10,938.01
 6/30/1997            11,020.78                   11,082.39
 7/31/1997            11,261.56                   11,350.59
 8/31/1997            11,193.90                   11,281.35
 9/30/1997            11,395.94                   11,456.21
10/31/1997            11,458.96                   11,599.41
11/30/1997            11,518.08                   11,660.89
12/31/1997            11,637.30                   11,786.83
 1/31/1998            11,774.15                   11,938.88
 2/28/1998            11,794.60                   11,957.98
 3/31/1998            11,843.53                   12,015.38
 4/30/1998            11,898.89                   12,077.86
 5/31/1998            12,011.80                   12,205.88
 6/30/1998            12,100.95                   12,296.20
 7/31/1998            12,132.81                   12,344.16
 8/31/1998            12,315.35                   12,556.48
 9/30/1998            12,623.67                   12,851.56
10/31/1998            12,538.26                   12,796.29
11/30/1998            12,639.21                   12,885.87
12/31/1998            12,702.48                   12,910.35
 1/31/1999            12,811.39                   13,018.80
 2/28/1999            12,563.89                   12,826.12
 3/31/1999            12,667.30                   12,917.19
 4/30/1999            12,704.36                   12,989.52
 5/31/1999            12,577.16                   12,911.59
 6/30/1999            12,446.11                   12,765.68
 7/31/1999            12,561.54                   12,738.88
 8/31/1999            12,511.52                   12,752.89
 9/30/1999            12,435.31                   12,817.93
10/31/1999            12,429.96                   12,843.56
11/30/1999            12,454.41                   12,887.23
12/31/1999            12,428.11                   12,888.52
 1/31/2000            12,394.66                   12,898.83
 2/29/2000            12,496.24                   13,029.11
 3/31/2000            12,673.26                   13,245.39
 4/30/2000            12,670.06                   13,278.51
 5/31/2000            12,738.74                   13,356.85
 6/30/2000            12,827.03                   13,473.06
 7/31/2000            12,902.83                   13,575.45
 8/31/2000            12,936.48                   13,637.90
 9/30/2000            13,004.50                   13,717.00
10/31/2000            13,112.96                   13,832.22
11/30/2000            13,319.01                   14,107.48
12/31/2000            13,919.44                   14,612.53
 1/31/2001            13,912.11                   14,593.53
 2/28/2001            13,914.92                   14,587.70
 3/31/2001            13,482.06                   14,167.57
 4/30/2001            13,456.13                   14,116.57
 5/31/2001            13,356.10                   14,074.22
 6/30/2001            13,268.16                   13,944.73
 7/31/2001            13,612.00                   14,296.14
 8/31/2001            14,147.37                   14,833.68
 9/30/2001            14,167.64                   14,941.96
10/31/2001            14,244.47                   15,060.00
11/30/2001            14,108.06                   14,849.16
12/31/2001            13,717.29                   14,467.54
 1/31/2002            13,454.87                   14,199.89
 2/28/2002            13,525.74                   14,273.73
 3/31/2002            13,489.72                   14,233.76
 4/30/2002            13,930.41                   14,743.33
 5/31/2002            14,368.11                   15,160.57
 6/30/2002            14,940.45                   15,892.82
 7/31/2002            14,997.64                   16,048.57
 8/31/2002            15,281.46                   16,329.42
 9/30/2002            15,420.72                   16,507.41
10/31/2002            15,409.03                   16,439.73
11/30/2002            15,468.12                   16,461.11
12/31/2002            16,303.11                   17,289.10

Value on 12/31/02:
------------------
$16,303 Global Bond Fund
$17,289 Global Bond Benchmark(1)

MORNINGSTAR CATEGORY RISK+:
.. Below Average (VL/VUL)
.. Below Average (VA)

MORNINGSTAR CATEGORY RATING+:
.. 5 (VL/VUL)
.. 5 (VA)

 TOP TEN HOLDINGS (as of December 31, 2002)

                                  % of
                                 Assets
Federal Republic of Germany      21.3%
Government of Japan              13.8%
U.S. Treasury                     9.9%
Federal National Mortgage Assoc.  5.7%
Kingdom of Spain                  3.9%
U.K. Treasury                     3.4%
Republic of Finland               3.2%
Government of Netherlands         2.5%
Government of France              2.4%
Swedish Government                1.7%


 AVERAGE ANNUAL TOTAL RETURN*

                          Global   Global Bond
                         Bond Fund Benchmark(1)
                         --------- ------------
1 Year                     18.85%     19.50%
3 Years                     9.47      10.29
5 Years                     6.98       7.96
Since Inception (5/1/96)    7.60       8.56

 FUND COMPOSITION (as of December 31, 2002)

                        % of
Credit Quality         Assets
AAA Government/Agency  16.95%
AA                      0.18%
A                       0.66%
BBB                     1.90%
BB & lower              0.78%
Foreign Currency       76.26%
Short Term              3.27%
Weighted Average Yield  3.28%

(1)Global Bond Benchmark: 75% Lehman Brothers Aggregate Bond and 25% J.P. Morgan Non-US Government Bond Index, Hedged, from May 1996 to April 1999, the J.P. Morgan Global Bond Index (Hedged), May 1999 to October 2000, and the Salomon Brothers World Government Bond Index, Unhedged, November 2000 to present.
* Total returns are for the period ended December 31, 2002. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. There are special risks associated with a nondiversified fund and with international investing including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus. The performance of the fund on this page is reported net of Trust level changes (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 12/31/02. VL represents Variable Life subaccounts, VUL represents Variable Universal Life subaccounts and VA represents Variable Annuity subaccounts Hancock VL/VUL subaccounts were rated against 85 VL/VUL subaccounts and 196 VA subaccounts in the Morningstar International Bond category. VL/VUL subaccounts received an overall Morningstar Rating of 4 out 967 subaccounts. VA subaccounts received an overall Morningstar Rating of 4 out of 1,697 subaccounts.

                                                      Inception: March 29, 1986

  MONEY MARKET FUND
  WELLINGTON MANAGEMENT COMPANY, LLP
                                                                  John C. Keogh

..  In 2002, the Fund returned 1.48%.
.. The Fund's performance was driven by lower interest rates and the shrinking universe of investments which depressed yields on money market securities. As corporations either opted out of the short-term market in favor of the historically low interest rates or were forced out due to deteriorating credit, the amount of commercial paper outstanding fell approximately 8% during 2002.
..  The Fund was well positioned when the Fed cut interest rates on November
   6th. Extending the Fund's maturity prior to the rate cut allowed the Fund to lock-in the yields on longer dated securities. The manager does not see any immediate need for a change in policy by the Fed and expects overnight rates to remain unchanged for the next few months. Therefore, the Fund will continue to be invested with the expectation that the yield curve will remain relatively flat through most of 2003, while looking to the latter part of the year for a broader economic recovery to take shape.
.. The manager combines top down analysis with fundamental bottom-up security selection. The manager employs rigorous bottom-up fundamental research and a stringent credit review process to identify securities with stable credit quality.
.. This Fund intends to adopt the "manager of managers" arrangement described on page 1.

                                     [CHART]

Historical Fund Return

$10,000
Investment made 12/31/92
(10-Year Period)

                 Money Market Fund
                 -----------------
 12/31/1992         $10,000.00
 01/31/1993          10,025.70
 02/28/1993          10,049.46
 03/31/1993          10,077.00
 04/30/1993          10,101.79
 05/31/1993          10,124.42
 06/30/1993          10,151.65
 07/31/1993          10,176.62
 08/31/1993          10,203.38
 09/30/1993          10,228.38
 10/31/1993          10,252.11
 11/30/1993          10,278.87
 12/31/1993          10,305.49
 01/31/1994          10,332.49
 02/28/1994          10,356.56
 03/31/1994          10,383.90
 04/30/1994          10,410.38
 05/31/1994          10,442.24
 06/30/1994          10,476.80
 07/31/1994          10,511.27
 08/31/1994          10,552.68
 09/30/1994          10,592.67
 10/31/1994          10,629.85
 11/30/1994          10,672.37
 12/31/1994          10,721.25
 01/31/1995          10,771.96
 02/28/1995          10,819.14
 03/31/1995          10,872.48
 04/30/1995          10,920.54
 05/31/1995          10,977.00
 06/30/1995          11,028.37
 07/31/1995          11,080.98
 08/31/1995          11,132.95
 09/30/1995          11,181.71
 10/31/1995          11,235.49
 11/30/1995          11,286.72
 12/31/1995          11,340.44
 01/31/1996          11,393.06
 02/29/1996          11,440.11
 03/31/1996          11,485.87
 04/30/1996          11,536.64
 05/31/1996          11,586.48
 06/30/1996          11,632.02
 07/31/1996          11,686.47
 08/31/1996          11,736.36
 09/30/1996          11,788.20
 10/31/1996          11,840.11
 11/30/1996          11,884.71
 12/31/1996          11,943.94
 01/31/1997          11,996.69
 02/28/1997          12,044.31
 03/31/1997          12,097.03
 04/30/1997          12,149.48
 05/31/1997          12,202.72
 06/30/1997          12,258.30
 07/31/1997          12,314.03
 08/31/1997          12,366.34
 09/30/1997          12,424.49
 10/31/1997          12,481.27
 11/30/1997          12,532.77
 12/31/1997          12,594.41
 01/31/1998          12,652.49
 02/28/1998          12,702.75
 03/31/1998          12,760.47
 04/30/1998          12,816.64
 05/31/1998          12,874.92
 06/30/1998          12,931.46
 07/31/1998          12,990.09
 08/31/1998          13,049.04
 09/30/1998          13,106.28
 10/31/1998          13,164.49
 11/30/1998          13,219.72
 12/31/1998          13,276.46
 01/31/1999          13,331.89
 02/28/1999          13,380.69
 03/31/1999          13,433.69
 04/30/1999          13,484.67
 05/31/1999          13,537.92
 06/30/1999          13,590.16
 07/31/1999          13,645.64
 08/31/1999          13,702.68
 09/30/1999          13,759.53
 10/31/1999          13,820.02
 11/30/1999          13,880.50
 12/31/1999          13,946.71
 01/31/2000          14,013.74
 02/29/2000          14,075.99
 03/31/2000          14,143.19
 04/30/2000          14,210.11
 05/31/2000          14,283.21
 06/30/2000          14,357.24
 07/31/2000          14,434.97
 08/31/2000          14,513.28
 09/30/2000          14,589.24
 10/31/2000          14,666.20
 11/30/2000          14,743.74
 12/31/2000          14,823.85
 01/31/2001          14,901.30
 02/28/2001          14,965.94
 03/31/2001          15,031.55
 04/30/2001          15,090.95
 05/31/2001          15,146.95
 06/30/2001          15,197.53
 07/31/2001          15,242.74
 08/31/2001          15,285.61
 09/30/2001          15,324.11
 10/31/2001          15,357.29
 11/30/2001          15,383.08
 12/31/2001          15,406.38
 01/31/2002          15,428.22
 02/28/2002          15,446.85
 03/31/2002          15,467.35
 04/30/2002          15,487.44
 05/31/2002          15,507.24
 06/30/2002          15,526.13
 07/31/2002          15,545.73
 08/31/2002          15,564.65
 09/30/2002          15,582.73
 10/31/2002          15,601.81
 11/30/2002          15,619.24
 12/31/2002          15,634.60


Value on 12/31/02:
------------------
$15,635 Money Market Fund

 TOP TEN HOLDINGS (as of December 31, 2002)

                                  % of
                                 Assets
Federal National Mortgage Assoc.  9.5%
Federal Home Loan Bank            8.2%
Metlife, Inc.                     3.5%
State Street Bank & Trust Co.     2.7%
ALCOA, Inc.                       2.7%
President & Fellows Harvard Co.   2.7%
Svenska Handlsbanken              2.7%
Societe Generale                  2.7%
Westdeutsche Landesbank           2.5%
Travelers Insurance Co.           2.2%

 AVERAGE ANNUAL TOTAL RETURNS*

         Money Market
           Fund(1)
         ------------
1 Year       1.48%
3 Years      3.88
5 Years      4.42
10 Years     4.57

 SECTOR ALLOCATION (as of December 31, 2002)

                                 % of
                                Assets
Commercial Paper                52.26%
U.S. Treasury/Agency Securities 21.94%
CDs, Bank Notes                 16.02%
Variable Rate Securities         7.74%
Repurchase Agreements            2.04%

  The Money Market Fund is neither insured nor guaranteed by the U.S. Government and there is no guarantee the fund will be able to maintain a stable net asset value of $1.00/share.
(1)Returns reflect extra-ordinary capital contribution of $284,471 in October 2000.
* Total returns are for the period ended December 31, 2002. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
(000's Omitted)

                                                                                         Large Cap  Fundamental   Active
                                                                                          Growth      Growth       Bond
                                                                                         ---------  ----------- ----------
ASSETS
Long term investments at cost........................................................... $ 594,766   $ 22,620   $  938,182
Net unrealized appreciation (depreciation) of investments...............................  (102,410)    (3,025)      24,881
Short-term investments at value.........................................................    11,941      1,608      302,112
                                                                                         ---------   --------   ----------
   Total investments....................................................................   504,297     21,203    1,265,175
Cash....................................................................................                                 4
Foreign currency at value (cost $0, $0, $0, $104, $38, $0, $0, $0, and $0, respectively)
Receivable for:
 Investments sold.......................................................................                    8       20,600
 Fund shares sold.......................................................................       946                   1,349
 Interest...............................................................................                            10,779
 Dividends..............................................................................       473          5           84
 Futures contracts variation margin.....................................................
 Forward foreign currency exchange contracts sold.......................................
 Unrealized appreciation in forward currency contracts..................................
 Other assets...........................................................................                                22
                                                                                         ---------   --------   ----------
Total assets............................................................................   505,716     21,216    1,298,013
                                                                                         ---------   --------   ----------

LIABILITIES
Payables for:
 Investments purchased..................................................................                    1      213,633
 Fund shares purchased..................................................................                    6
 Futures contracts variation margin.....................................................
 Collateral for securities on loan......................................................     8,792      1,140       96,601
 Forward foreign currency exchange contracts purchased..................................
 Unrealized depreciation in forward currency contracts..................................
 Other liabilities......................................................................       296          4          325
                                                                                         ---------   --------   ----------
Total liabilities.......................................................................     9,088      1,151      310,559
                                                                                         ---------   --------   ----------
Net assets.............................................................................. $ 496,628   $ 20,065   $  987,454
                                                                                         =========   ========   ==========
Shares of beneficial interest outstanding...............................................    44,414      3,393      101,837
                                                                                         ---------   --------   ----------
Net asset value per share............................................................... $   11.18   $   5.91   $     9.70
                                                                                         =========   ========   ==========
Composition of net assets:
 Capital paid-in........................................................................ $ 931,089   $ 58,577   $  983,823
 Accumulated net realized gain (loss) on investments, futures and foreign currency
  transactions..........................................................................  (332,464)   (35,487)     (23,110)
 Undistributed (distribution in excess of) net investment income (loss).................       413                   1,860
 Net unrealized appreciation (depreciation) of:
   Investments..........................................................................  (102,410)    (3,025)      24,881
   Futures..............................................................................
   Translation of assets and liabilities in foreign currencies..........................
                                                                                         ---------   --------   ----------
Net assets.............................................................................. $ 496,628   $ 20,065   $  987,454
                                                                                         =========   ========   ==========

                                                                                            Emerging    International Small Cap
                                                                                         Markets Equity Equity Index   Growth
                                                                                         -------------- ------------- ---------
ASSETS
Long term investments at cost...........................................................    $ 36,369      $132,394    $133,081
Net unrealized appreciation (depreciation) of investments...............................      (2,280)      (37,871)    (15,430)
Short-term investments at value.........................................................                    29,631      34,360
                                                                                            --------      --------    --------
   Total investments....................................................................      34,089       124,154     152,011
Cash....................................................................................                         5
Foreign currency at value (cost $0, $0, $0, $104, $38, $0, $0, $0, and $0, respectively)         104            38
Receivable for:
 Investments sold.......................................................................         338                        30
 Fund shares sold.......................................................................         217
 Interest...............................................................................                         1
 Dividends..............................................................................          37           100          18
 Futures contracts variation margin.....................................................                         4
 Forward foreign currency exchange contracts sold.......................................          17         3,251
 Unrealized appreciation in forward currency contracts..................................           8            63
 Other assets...........................................................................
                                                                                            --------      --------    --------
Total assets............................................................................      34,810       127,616     152,059
                                                                                            --------      --------    --------

LIABILITIES
Payables for:
 Investments purchased..................................................................         131                        97
 Fund shares purchased..................................................................                         7         134
 Futures contracts variation margin.....................................................
 Collateral for securities on loan......................................................                    25,433      31,085
 Forward foreign currency exchange contracts purchased..................................          17         3,251
 Unrealized depreciation in forward currency contracts..................................
 Other liabilities......................................................................         156             8          20
                                                                                            --------      --------    --------
Total liabilities.......................................................................         304        28,699      31,336
                                                                                            --------      --------    --------
Net assets..............................................................................    $ 34,506      $ 98,917    $120,723
                                                                                            ========      ========    ========
Shares of beneficial interest outstanding...............................................       5,759         9,840      14,639
                                                                                            --------      --------    --------
Net asset value per share...............................................................    $   5.99      $  10.05    $   8.25
                                                                                            ========      ========    ========
Composition of net assets:
 Capital paid-in........................................................................    $ 55,274      $152,830    $229,193
 Accumulated net realized gain (loss) on investments, futures and foreign currency
  transactions..........................................................................     (18,665)      (16,146)    (93,040)
 Undistributed (distribution in excess of) net investment income (loss).................         169           134
 Net unrealized appreciation (depreciation) of:
   Investments..........................................................................      (2,280)      (37,871)    (15,430)
   Futures..............................................................................                       (93)
   Translation of assets and liabilities in foreign currencies..........................           8            63
                                                                                            --------      --------    --------
Net assets..............................................................................    $ 34,506      $ 98,917    $120,723
                                                                                            ========      ========    ========

                                                                                          Health   Global  Multi Cap
                                                                                         Sciences Balanced  Growth
                                                                                         -------- -------- ---------
ASSETS
Long term investments at cost........................................................... $24,335  $30,870  $ 160,605
Net unrealized appreciation (depreciation) of investments...............................  (2,342)  (2,299)    (6,569)
Short-term investments at value.........................................................   6,358    1,612     16,769
                                                                                         -------  -------  ---------
   Total investments....................................................................  28,351   30,183    170,805
Cash....................................................................................
Foreign currency at value (cost $0, $0, $0, $104, $38, $0, $0, $0, and $0, respectively)
Receivable for:
 Investments sold.......................................................................               22        169
 Fund shares sold.......................................................................      26
 Interest...............................................................................              303
 Dividends..............................................................................      33       25         63
 Futures contracts variation margin.....................................................
 Forward foreign currency exchange contracts sold.......................................   1,546    1,438      3,481
 Unrealized appreciation in forward currency contracts..................................      61       18
 Other assets...........................................................................
                                                                                         -------  -------  ---------
Total assets............................................................................  30,017   31,989    174,518
                                                                                         -------  -------  ---------

LIABILITIES
Payables for:
 Investments purchased..................................................................      22      579        861
 Fund shares purchased..................................................................               15          8
 Futures contracts variation margin.....................................................
 Collateral for securities on loan......................................................   5,759              10,176
 Forward foreign currency exchange contracts purchased..................................   1,546    1,438      3,481
 Unrealized depreciation in forward currency contracts..................................       4                  87
 Other liabilities......................................................................      16       21         46
                                                                                         -------  -------  ---------
Total liabilities.......................................................................   7,347    2,053     14,659
                                                                                         -------  -------  ---------
Net assets.............................................................................. $22,670  $29,936  $ 159,859
                                                                                         =======  =======  =========
Shares of beneficial interest outstanding...............................................   2,898    3,778     24,029
                                                                                         -------  -------  ---------
Net asset value per share............................................................... $  7.82  $  7.92  $    6.65
                                                                                         =======  =======  =========
Composition of net assets:
 Capital paid-in........................................................................ $29,830  $35,155  $ 486,278
 Accumulated net realized gain (loss) on investments, futures and foreign currency transactions..........................................................................  (4,872)  (3,230)  (319,850)
 Undistributed (distribution in excess of) net investment income (loss).................      (3)     271         87
 Net unrealized appreciation (depreciation) of:
   Investments..........................................................................  (2,342)  (2,299)    (6,569)
   Futures..............................................................................
   Translation of assets and liabilities in foreign currencies..........................      57       39        (87)
                                                                                         -------  -------  ---------
Net assets.............................................................................. $22,670  $29,936  $ 159,859
                                                                                         =======  =======  =========

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I


December 31, 2002
--------------------------------------------------------------------------------
(000's Omitted)

                                                                            Large Cap Large Cap  Fundamental  Money    Small/Mid
                                                                              Value   Value CORE    Value     Market   Cap Growth
                                                                            --------- ---------- ----------- --------  ----------
ASSETS
Long term investments at cost.............................................. $283,900   $45,162    $130,328              $156,851
Net unrealized appreciation (depreciation) of investments..................  (33,406)   (4,519)    (11,527)              (18,403)
Short-term investments at value............................................   15,185                 5,448   $917,550     18,061
                                                                            --------   -------    --------   --------   --------
   Total investments.......................................................  265,679    40,643     124,249    917,550    156,509
Cash.......................................................................                 37
Foreign currency at value (cost $0, $0, $0, $0, $0, $0, $0, $0, and $0, respectively).............................................................
Receivable for:
  Investments sold.........................................................                             35                   937
  Fund shares sold.........................................................      899        35                    316
  Interest.................................................................                                       558
  Dividends................................................................      723        53         156                    29
  Futures contracts variation margin.......................................                              2
  Forward foreign currency exchange contracts sold.........................
  Unrealized appreciation in forward currency contracts....................
  Other assets.............................................................
                                                                            --------   -------    --------   --------   --------
Total assets...............................................................  267,301    40,768     124,442    918,424    157,475
                                                                            --------   -------    --------   --------   --------

LIABILITIES
Payables for:
  Investments purchased....................................................    1,906                    30                   448
  Fund shares purchased....................................................                            292                   108
  Futures contracts variation margin.......................................
  Collateral for securities on loan........................................    5,152                 3,002                15,946
  Forward foreign currency exchange contracts purchased....................
  Unrealized depreciation in forward currency contracts....................
  Other liabilities........................................................      102         3          16        308         15
                                                                            --------   -------    --------   --------   --------
Total liabilities..........................................................    7,160         3       3,340        308     16,517
                                                                            --------   -------    --------   --------   --------
Net assets................................................................. $260,141   $40,765    $121,102   $918,116   $140,958
                                                                            ========   =======    ========   ========   ========
Shares of beneficial interest outstanding..................................   21,843     5,130      13,927    918,116     12,838
                                                                            --------   -------    --------   --------   --------
Net asset value per share.................................................. $  11.91   $  7.95    $   8.70   $   1.00   $  10.98
                                                                            ========   =======    ========   ========   ========
Composition of net assets:
  Capital paid-in.......................................................... $293,717   $52,628    $155,487   $918,116   $169,706
  Accumulated net realized gain (loss) on investments, futures and foreign
   currency transactions...................................................     (679)   (7,344)    (22,754)       (82)   (10,345)
  Undistributed (distribution in excess of) net investment income (loss)...      509                               82
  Net unrealized appreciation (depreciation) of:
   Investments.............................................................  (33,406)   (4,519)    (11,527)              (18,403)
   Futures.................................................................                           (104)
   Translation of assets and liabilities in foreign currencies.............
                                                                            --------   -------    --------   --------   --------
Net assets................................................................. $260,141   $40,765    $121,102   $918,116   $140,958
                                                                            ========   =======    ========   ========   ========

                                                                              Bond        Large Cap     Small/Mid Small Cap
                                                                              Index   Aggressive Growth Cap CORE    Value
                                                                            --------  ----------------- --------- ---------
ASSETS
Long term investments at cost.............................................. $196,026      $ 27,252       $50,945  $121,440
Net unrealized appreciation (depreciation) of investments..................    8,974        (3,314)       (3,524)   (4,412)
Short-term investments at value............................................   59,761           280        13,021    35,043
                                                                            --------      --------       -------  --------
   Total investments.......................................................  264,761        24,218        60,442   152,071
Cash.......................................................................                                   76
Foreign currency at value (cost $0, $0, $0, $0, $0, $0, $0, $0, and $0, respectively).............................................................
Receivable for:
  Investments sold.........................................................      556
  Fund shares sold.........................................................    1,315            14           280
  Interest.................................................................    2,420
  Dividends................................................................                     22            70       181
  Futures contracts variation margin.......................................
  Forward foreign currency exchange contracts sold.........................
  Unrealized appreciation in forward currency contracts....................
  Other assets.............................................................
                                                                            --------      --------       -------  --------
Total assets...............................................................  269,052        24,254        60,868   152,252
                                                                            --------      --------       -------  --------

LIABILITIES
Payables for:
  Investments purchased....................................................    7,690                                 1,069
  Fund shares purchased....................................................                                            358
  Futures contracts variation margin.......................................
  Collateral for securities on loan........................................   53,245                      12,721    30,729
  Forward foreign currency exchange contracts purchased....................
  Unrealized depreciation in forward currency contracts....................
  Other liabilities........................................................       22             5             4        26
                                                                            --------      --------       -------  --------
Total liabilities..........................................................   60,957             5        12,725    32,182
                                                                            --------      --------       -------  --------
Net assets................................................................. $208,095      $ 24,249       $48,143  $120,070
                                                                            ========      ========       =======  ========
Shares of beneficial interest outstanding..................................   20,205         4,352         5,811     9,570
                                                                            --------      --------       -------  --------
Net asset value per share.................................................. $  10.30      $   5.57       $  8.28  $  12.55
                                                                            ========      ========       =======  ========
Composition of net assets:
  Capital paid-in.......................................................... $199,185      $ 44,887       $55,672  $124,950
  Accumulated net realized gain (loss) on investments, futures and foreign
   currency transactions...................................................      (64)      (17,324)       (4,003)     (468)
  Undistributed (distribution in excess of) net investment income (loss)...
  Net unrealized appreciation (depreciation) of:
   Investments.............................................................    8,974        (3,314)       (3,524)   (4,412)
   Futures.................................................................                                   (2)
   Translation of assets and liabilities in foreign currencies.............
                                                                            --------      --------       -------  --------
Net assets................................................................. $208,095      $ 24,249       $48,143  $120,070
                                                                            ========      ========       =======  ========

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I


December 31, 2002
--------------------------------------------------------------------------------
(000's Omitted)

                                                                                     Real Estate  Growth &
                                                                                       Equity      Income      Managed
                                                                                     ----------- ----------  ----------
ASSETS
Long term investments at cost.......................................................  $169,453   $1,911,633  $2,023,100
Net unrealized appreciation (depreciation) of investments...........................     6,913     (161,558)   (105,609)
Short-term investments at value.....................................................     1,114       22,164     332,298
                                                                                      --------   ----------  ----------
   Total investments................................................................   177,480    1,772,239   2,249,789
Cash................................................................................
Foreign currency at value (cost $0, $0, $0, $0, $0, $1401, $0, $0, and $0, respectively)......................................................................
Receivable for:
  Investments sold..................................................................       102       15,053      53,830
  Fund shares sold..................................................................                    120
  Interest..........................................................................                              5,918
  Dividends.........................................................................     1,281        1,992       1,567
  Futures contracts variation margin................................................
  Forward foreign currency exchange contracts sold..................................
  Unrealized appreciation in forward currency contracts.............................
  Other assets......................................................................                                  1
                                                                                      --------   ----------  ----------
Total assets........................................................................   178,863    1,789,404   2,311,105
                                                                                      --------   ----------  ----------
LIABILITIES
Payables for:
  Investments purchased.............................................................        54       14,742     270,373
  Fund shares purchased.............................................................       349                    1,145
  Futures contracts variation margin................................................
  Collateral for securities on loan.................................................                 11,578     101,925
  Forward foreign currency exchange contracts purchased.............................
  Unrealized depreciation in forward currency contracts.............................
  Other liabilities.................................................................       534          881         798
                                                                                      --------   ----------  ----------
Total liabilities...................................................................       937       27,201     374,241
                                                                                      --------   ----------  ----------
Net assets..........................................................................  $177,926   $1,762,203  $1,936,864
                                                                                      ========   ==========  ==========
Shares of beneficial interest outstanding...........................................    13,912      191,197     173,755
                                                                                      --------   ----------  ----------
Net asset value per share...........................................................  $  12.79   $     9.22  $    11.15
                                                                                      ========   ==========  ==========
Composition of net assets:
  Capital paid-in...................................................................  $169,881   $2,687,372  $2,220,655
  Accumulated net realized gain (loss) on investments, futures and foreign currency
   transactions.....................................................................     1,132     (763,831)   (209,476)
  Undistributed (distribution in excess of) net investment income (loss)............                    220      31,294
  Net unrealized appreciation (depreciation) of:
   Investments......................................................................     6,913     (161,558)   (105,609)
   Futures..........................................................................
   Translation of assets and liabilities in foreign currencies......................
                                                                                      --------   ----------  ----------
Net assets..........................................................................  $177,926   $1,762,203  $1,936,864
                                                                                      ========   ==========  ==========

                                                                                     Short-Term Small Cap International
                                                                                        Bond     Equity   Opportunities
                                                                                     ---------- --------- -------------
ASSETS
Long term investments at cost.......................................................  $221,884  $ 67,585    $ 97,325
Net unrealized appreciation (depreciation) of investments...........................     4,895   (18,768)    (15,365)
Short-term investments at value.....................................................    58,645    14,421      13,856
                                                                                      --------  --------    --------
   Total investments................................................................   285,424    63,238      95,816
Cash................................................................................
Foreign currency at value (cost $0, $0, $0, $0, $0, $1401, $0, $0, and $0,
 respectively)......................................................................                           1,401
Receivable for:
  Investments sold..................................................................                   1
  Fund shares sold..................................................................       438       293       1,275
  Interest..........................................................................     1,949         1           1
  Dividends.........................................................................                  83         157
  Futures contracts variation margin................................................
  Forward foreign currency exchange contracts sold..................................                             193
  Unrealized appreciation in forward currency contracts.............................                               3
  Other assets......................................................................                               2
                                                                                      --------  --------    --------
Total assets........................................................................   287,811    63,616      98,848
                                                                                      --------  --------    --------
LIABILITIES
Payables for:
  Investments purchased.............................................................    15,910        49
  Fund shares purchased.............................................................
  Futures contracts variation margin................................................
  Collateral for securities on loan.................................................    30,727    13,237      11,364
  Forward foreign currency exchange contracts purchased.............................                             193
  Unrealized depreciation in forward currency contracts.............................
  Other liabilities.................................................................        57         3          13
                                                                                      --------  --------    --------
Total liabilities...................................................................    46,694    13,289      11,570
                                                                                      --------  --------    --------
Net assets..........................................................................  $241,117  $ 50,327    $ 87,278
                                                                                      ========  ========    ========
Shares of beneficial interest outstanding...........................................    23,567     7,993      11,550
                                                                                      --------  --------    --------
Net asset value per share...........................................................  $  10.23  $   6.30    $   7.56
                                                                                      ========  ========    ========
Composition of net assets:
  Capital paid-in...................................................................  $237,529  $ 86,762    $145,329
  Accumulated net realized gain (loss) on investments, futures and foreign currency
   transactions.....................................................................    (1,307)  (17,667)    (42,898)
  Undistributed (distribution in excess of) net investment income (loss)............                             209
  Net unrealized appreciation (depreciation) of:
   Investments......................................................................     4,895   (18,768)    (15,365)
   Futures..........................................................................
   Translation of assets and liabilities in foreign currencies......................                               3
                                                                                      --------  --------    --------
Net assets..........................................................................  $241,117  $ 50,327    $ 87,278
                                                                                      ========  ========    ========

                                                                                       Equity   High Yield  Global
                                                                                       Index       Bond      Bond
                                                                                     ---------  ---------- -------
ASSETS
Long term investments at cost....................................................... $ 635,806   $ 57,877  $67,572
Net unrealized appreciation (depreciation) of investments...........................  (183,409)    (1,957)   7,034
Short-term investments at value.....................................................    16,301      3,494    7,604
                                                                                     ---------   --------  -------
   Total investments................................................................   468,698     59,414   82,210
Cash................................................................................
Foreign currency at value (cost $0, $0, $0, $0, $0, $1401, $0, $0, and $0, respectively)......................................................................
Receivable for:
  Investments sold..................................................................        66                 626
  Fund shares sold..................................................................                           422
  Interest..........................................................................                1,488    1,824
  Dividends.........................................................................       703
  Futures contracts variation margin................................................        22
  Forward foreign currency exchange contracts sold..................................                         6,649
  Unrealized appreciation in forward currency contracts.............................                           102
  Other assets......................................................................        68
                                                                                     ---------   --------  -------
Total assets........................................................................   469,557     60,902   91,833
                                                                                     ---------   --------  -------
LIABILITIES
Payables for:
  Investments purchased.............................................................     2,398               1,851
  Fund shares purchased.............................................................       710        115
  Futures contracts variation margin................................................
  Collateral for securities on loan.................................................                         4,711
  Forward foreign currency exchange contracts purchased.............................                         6,649
  Unrealized depreciation in forward currency contracts.............................                           143
  Other liabilities.................................................................       191          6        8
                                                                                     ---------   --------  -------
Total liabilities...................................................................     3,299        121   13,362
                                                                                     ---------   --------  -------
Net assets.......................................................................... $ 466,258   $ 60,781  $78,471
                                                                                     =========   ========  =======
Shares of beneficial interest outstanding...........................................    41,029     10,287    7,093
                                                                                     ---------   --------  -------
Net asset value per share........................................................... $   11.36   $   5.91  $ 11.06
                                                                                     =========   ========  =======
Composition of net assets:
  Capital paid-in................................................................... $ 676,545   $ 78,979  $74,138
  Accumulated net realized gain (loss) on investments, futures and foreign currency
   transactions.....................................................................   (32,139)   (16,266)  (2,808)
  Undistributed (distribution in excess of) net investment income (loss)............     5,533         25       41
  Net unrealized appreciation (depreciation) of:
   Investments......................................................................  (183,409)    (1,957)   7,034
   Futures..........................................................................      (272)
   Translation of assets and liabilities in foreign currencies......................                            66
                                                                                     ---------   --------  -------
Net assets.......................................................................... $ 466,258   $ 60,781  $78,471
                                                                                     =========   ========  =======

See notes to financial statements.

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I



December 31, 2002
--------------------------------------------------------------------------------
(000's Omitted)

                                                                 Large Cap   Fundamental Active       Emerging    International
                                                                  Growth       Growth     Bond     Markets Equity Equity Index
                                                                 ---------   ----------- -------   -------------- -------------
INVESTMENT INCOME
   Interest..................................................... $     190    $     11   $56,152      $    29       $     60
   Dividends....................................................     5,182         110       335          665          2,140
   Securities lending...........................................        44          15       165                         166
                                                                 ---------    --------   -------      -------       --------
Total investment income.........................................     5,416         136    56,652          694          2,366
                                                                 ---------    --------   -------      -------       --------

EXPENSES
   Investment advisory fee......................................     2,906         253     5,841          557            197
   Auditors fees................................................        61           3        90            4             11
   Custodian fees...............................................       153          45       266          695            261
   Fidelity Bond fees...........................................         1                     1
   Legal fees...................................................        53           7        74            3              9
   Printing & mailing fees......................................       182          17       305           11             21
   Trustees' fees...............................................        16           1        23            1              3
   Other fees...................................................        21                    28            8              8
                                                                 ---------    --------   -------      -------       --------
Total expenses..................................................     3,393         326     6,628        1,279            510
   Less expenses reimbursed.....................................                   (45)                  (684)          (202)
                                                                 ---------    --------   -------      -------       --------
Net expenses....................................................     3,393         281     6,628          595            308
                                                                 ---------    --------   -------      -------       --------
Net investment income (loss)....................................     2,023        (145)   50,024           99          2,058
                                                                 ---------    --------   -------      -------       --------

REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss) on:
   Investments..................................................  (121,609)     (9,185)    2,847       (2,025)        (7,953)
   Financial futures contracts..................................                                                        (921)
   Foreign currency transactions................................                                          140            212
  Change in unrealized appreciation (depreciation) on:
   Investments..................................................   (90,461)     (1,424)   14,002       (1,361)       (10,669)
   Futures......................................................                                                        (106)
   Translation of assets and liabilities in foreign currencies..                                          142            109
                                                                 ---------    --------   -------      -------       --------
  Net realized and unrealized gain (loss).......................  (212,070)    (10,609)   16,849       (3,104)       (19,328)
                                                                 ---------    --------   -------      -------       --------
  Net increase (decrease) in net assets resulting from
   operations................................................... $(210,047)   $(10,754)  $66,873      $(3,005)      $(17,270)
                                                                 =========    ========   =======      =======       ========

                                                                 Small Cap  Health   Global  Multi Cap
                                                                  Growth   Sciences Balanced  Growth
                                                                 --------- -------- -------- ---------
INVESTMENT INCOME
   Interest..................................................... $    125  $    10  $   459  $    261
   Dividends....................................................      201      313      247       791
   Securities lending...........................................      115                         113
                                                                 --------  -------  -------  --------
Total investment income.........................................      441      323      706     1,165
                                                                 --------  -------  -------  --------

EXPENSES
   Investment advisory fee......................................    1,549      277      305     1,797
   Auditors fees................................................       15        3        3        19
   Custodian fees...............................................       65       64      102        67
   Fidelity Bond fees...........................................
   Legal fees...................................................        2        2        2        16
   Printing & mailing fees......................................       22       25        8        56
   Trustees' fees...............................................        4        1        1         5
   Other fees...................................................        8        1        1         6
                                                                 --------  -------  -------  --------
Total expenses..................................................    1,665      373      422     1,966
   Less expenses reimbursed.....................................               (77)     (88)
                                                                 --------  -------  -------  --------
Net expenses....................................................    1,665      296      334     1,966
                                                                 --------  -------  -------  --------
Net investment income (loss)....................................   (1,224)      27      372      (801)
                                                                 --------  -------  -------  --------

REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss) on:
   Investments..................................................  (35,969)  (4,588)  (2,524)  (95,363)
   Financial futures contracts..................................
   Foreign currency transactions................................                26      370        (1)
  Change in unrealized appreciation (depreciation) on:
   Investments..................................................  (17,803)  (2,173)     (96)   16,719
   Futures......................................................
   Translation of assets and liabilities in foreign currencies..                57       (8)      (87)
                                                                 --------  -------  -------  --------
  Net realized and unrealized gain (loss).......................  (53,772)  (6,678)  (2,258)  (78,732)
                                                                 --------  -------  -------  --------
  Net increase (decrease) in net assets resulting from
   operations................................................... $(54,996) $(6,651) $(1,886) $(79,533)
                                                                 ========  =======  =======  ========

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I



December 31, 2002
--------------------------------------------------------------------------------
(000's Omitted)


                                                        Large Cap  Large Cap  Fundamental Money   Small/Mid Cap  Bond
                                                          Value    Value CORE    Value    Market     Growth      Index
                                                        ---------  ---------- ----------- ------- ------------- -------
INVESTMENT INCOME
   Interest............................................ $    181    $      6   $     90   $14,043   $    103    $ 9,631
   Dividends...........................................    6,332         990      2,908                  349
   Securities lending..................................       13                      9                   85         74
                                                        --------    --------   --------   -------   --------    -------
Total investment income................................    6,526         996      3,007    14,043        537      9,705
                                                        --------    --------   --------   -------   --------    -------

EXPENSES
   Investment advisory fee.............................    1,959         366      1,098     1,967      1,516        249
   Auditors fees.......................................       25           5         14        72         16         16
   Custodian fees......................................       80          49         84       175         87        101
   Fidelity Bond fees..................................                                         1
   Legal fees..........................................       20           4         12        58         13         12
   Printing & mailing fees.............................       75          51         (3)      217         46         46
   Trustees' fees......................................        7           1          4        18          4          4
   Other fees..........................................        8           3          4        22          5          5
                                                        --------    --------   --------   -------   --------    -------
Total expenses.........................................    2,174         479      1,213     2,530      1,687        433
   Less expenses reimbursed............................                  (64)                            (13)       (53)
                                                        --------    --------   --------   -------   --------    -------
Net expenses...........................................    2,174         415      1,213     2,530      1,674        380
                                                        --------    --------   --------   -------   --------    -------
Net investment income (loss)...........................    4,352         581      1,794    11,513     (1,137)     9,325
                                                        --------    --------   --------   -------   --------    -------

REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss) on:
   Investments.........................................    2,769      (6,163)   (19,935)              (5,715)       302
   Financial futures contracts.........................                  (90)      (365)
   Foreign currency transactions.......................
  Change in unrealized appreciation (depreciation) on:
   Investments.........................................  (45,256)     (3,794)   (10,518)             (31,900)     7,403
   Futures.............................................                    3        (93)
   Translation of assets and liabilities in foreign
    currencies.........................................
                                                        --------    --------   --------   -------   --------    -------
  Net realized and unrealized gain (loss)..............  (42,487)    (10,044)   (30,911)             (37,615)     7,705
                                                        --------    --------   --------   -------   --------    -------
  Net increase (decrease) in net assets resulting from
   operations.......................................... $(38,135)   $ (9,463)  $(29,117)  $11,513   $(38,752)   $17,030
                                                        ========    ========   ========   =======   ========    =======

                                                        Large Cap
                                                        Aggressive Small/Mid Cap Small Cap
                                                          Growth       CORE        Value
                                                        ---------- ------------- ---------
INVESTMENT INCOME
   Interest............................................  $      9     $    21    $     93
   Dividends...........................................       247         639       1,955
   Securities lending..................................         8           7          19
                                                         --------     -------    --------
Total investment income................................       264         667       2,067
                                                         --------     -------    --------

EXPENSES
   Investment advisory fee.............................       278         393       1,179
   Auditors fees.......................................         3           4          12
   Custodian fees......................................        20          92          51
   Fidelity Bond fees..................................
   Legal fees..........................................         2           4           9
   Printing & mailing fees.............................         9          13          37
   Trustees' fees......................................         1           1           3
   Other fees..........................................         2           2           2
                                                         --------     -------    --------
Total expenses.........................................       315         509       1,293
   Less expenses reimbursed............................        (5)        (71)         (2)
                                                         --------     -------    --------
Net expenses...........................................       310         438       1,291
                                                         --------     -------    --------
Net investment income (loss)...........................       (46)        229         776
                                                         --------     -------    --------

REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss) on:
   Investments.........................................   (10,039)     (3,636)        459
   Financial futures contracts.........................                  (177)        (80)
   Foreign currency transactions.......................
  Change in unrealized appreciation (depreciation) on:
   Investments.........................................    (2,376)     (4,659)    (12,111)
   Futures.............................................                    (2)        (22)
   Translation of assets and liabilities in foreign
    currencies.........................................
                                                         --------     -------    --------
  Net realized and unrealized gain (loss)..............   (12,415)     (8,474)    (11,754)
                                                         --------     -------    --------
  Net increase (decrease) in net assets resulting from
   operations..........................................  $(12,461)    $(8,245)   $(10,978)
                                                         ========     =======    ========

See notes to financial statements.

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I


December 31, 2002
--------------------------------------------------------------------------------
(000's Omitted)

                                                                   Real Estate  Growth &             Short-Term Small Cap
                                                                     Equity      Income    Managed      Bond     Equity
                                                                   ----------- ---------  ---------  ---------- ---------
INVESTMENT INCOME
   Interest.......................................................  $     90   $     490  $  33,907   $ 9,448   $     25
   Dividends......................................................    10,277      30,434     21,738                  621
   Securities lending.............................................                   143        429        77         66
                                                                    --------   ---------  ---------   -------   --------
Total investment income...........................................    10,367      31,067     56,074     9,525        712
                                                                    --------   ---------  ---------   -------   --------
EXPENSES
   Investment advisory fee........................................     1,797      14,166     15,022     1,152        539
   Auditors fees..................................................        18         211        220        17          6
   Custodian fees.................................................        70         440        580        60         47
   Fidelity Bond fees.............................................                     4          4
   Legal fees.....................................................        14         175        182        14          5
   Printing & mailing fees........................................        52         687        679        49         19
   Trustees' fees.................................................         5          53         56         4          2
   Other fees.....................................................         4          76         71         3          3
                                                                    --------   ---------  ---------   -------   --------
Total expenses....................................................     1,960      15,812     16,814     1,299        621
   Less expenses reimbursed.......................................                                                   (23)
                                                                    --------   ---------  ---------   -------   --------
Net expenses......................................................     1,960      15,812     16,814     1,299        598
                                                                    --------   ---------  ---------   -------   --------
Net investment income (loss)......................................     8,407      15,255     39,260     8,226        114
                                                                    --------   ---------  ---------   -------   --------

REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss) on:
   Investments....................................................     3,167    (269,774)  (107,101)     (385)    (6,232)
   Financial futures contracts....................................
   Foreign currency transactions..................................                           (1,470)
  Change in unrealized appreciation (depreciation) on:
   Investments....................................................   (10,761)   (277,602)  (257,912)    2,688    (13,044)
   Futures........................................................
   Translation of assets and liabilities in foreign currencies....                              927
                                                                    --------   ---------  ---------   -------   --------
  Net realized and unrealized gain (loss).........................    (7,594)   (547,376)  (365,556)    2,303    (19,276)
                                                                    --------   ---------  ---------   -------   --------
  Net increase (decrease) in net assets resulting from operations.  $    813   $(532,121) $(326,296)  $10,529   $(19,162)
                                                                    ========   =========  =========   =======   ========

                                                                   International   Equity   High Yield  Global
                                                                   Opportunities   Index       Bond      Bond
                                                                   ------------- ---------  ---------- -------
INVESTMENT INCOME
   Interest.......................................................   $     39    $     274   $  6,221  $ 2,592
   Dividends......................................................      1,557        7,825         11
   Securities lending.............................................         76                                7
                                                                     --------    ---------   --------  -------
Total investment income...........................................      1,672        8,099      6,232    2,599
                                                                     --------    ---------   --------  -------
EXPENSES
   Investment advisory fee........................................        988          671        464      493
   Auditors fees..................................................          8           49          5        5
   Custodian fees.................................................        287          166         61       68
   Fidelity Bond fees.............................................                       1
   Legal fees.....................................................          6           40          4        4
   Printing & mailing fees........................................         25          166         17       14
   Trustees' fees.................................................          2           12          2        1
   Other fees.....................................................         21           50          2        3
                                                                     --------    ---------   --------  -------
Total expenses....................................................      1,337        1,155        555      588
   Less expenses reimbursed.......................................       (263)                    (33)     (37)
                                                                     --------    ---------   --------  -------
Net expenses......................................................      1,074        1,155        522      551
                                                                     --------    ---------   --------  -------
Net investment income (loss)......................................        598        6,944      5,710    2,048
                                                                     --------    ---------   --------  -------

REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss) on:
   Investments....................................................    (24,574)     (15,504)   (13,395)      39
   Financial futures contracts....................................                  (3,824)
   Foreign currency transactions..................................        203                       2      665
  Change in unrealized appreciation (depreciation) on:
   Investments....................................................      3,186     (117,431)     5,078    7,105
   Futures........................................................                    (369)
   Translation of assets and liabilities in foreign currencies....          5                              290
                                                                     --------    ---------   --------  -------
  Net realized and unrealized gain (loss).........................    (21,180)    (137,128)    (8,315)   8,099
                                                                     --------    ---------   --------  -------
  Net increase (decrease) in net assets resulting from operations.   $(20,582)   $(130,184)  $ (2,605) $10,147
                                                                     ========    =========   ========  =======

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I


--------------------------------------------------------------------------------
(000's Omitted)

                                                              Large Cap Growth         Fundamental Growth
                                                          ------------------------  ------------------------
                                                           Year Ended   Year Ended   Year Ended   Year Ended
                                                          December 31, December 31, December 31, December 31,
                                                              2002         2001         2002         2001
                                                          ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
  Net investment income (loss)...........................  $   2,023    $    1,985    $   (145)    $   (169)
  Net realized gain (loss)...............................   (121,609)     (170,555)     (9,185)     (20,009)
  Change in net unrealized appreciation (depreciation)...    (90,461)      (26,354)     (1,424)       4,341
                                                           ---------    ----------    --------     --------
   Net increase (decrease) in net assets resulting from
    operations...........................................   (210,047)     (194,924)    (10,754)     (15,837)
Distributions to shareholders from:
  Net investment income..................................     (2,023)       (1,518)
  In excess of net investment income.....................
  Realized gains.........................................
  In excess of realized gain.............................
  Capital paid-in........................................
                                                           ---------    ----------    --------     --------
   Decrease in net assets resulting from distributions...     (2,023)       (1,518)
Capital contributions
From fund share transactions:
  Proceeds from shares sold..............................     76,521       122,592       6,642       15,212
  Shares issued in reorganization........................                                             4,720
  Distributions reinvested...............................      2,023         1,518
  Payment for shares redeemed............................   (140,761)     (303,540)    (13,720)     (12,312)
                                                           ---------    ----------    --------     --------
   Increase (decrease) in net assets from fund share
    transactions.........................................    (62,217)     (179,430)     (7,078)       7,620
                                                           ---------    ----------    --------     --------
NET INCREASE (DECREASE) IN NET ASSETS....................   (274,287)     (375,872)    (17,832)      (8,217)
NET ASSETS
  Beginning of Period....................................    770,915     1,146,787      37,897       46,114
                                                           ---------    ----------    --------     --------
  End of Period..........................................  $ 496,628    $  770,915    $ 20,065     $ 37,897
                                                           =========    ==========    ========     ========
Analysis of fund share transactions:
  Sold...................................................      5,775         7,744         999        1,669
  Issued in reorganization...............................                                               554
  Reinvested.............................................        155           102
  Redeemed...............................................    (11,115)      (18,966)     (2,073)      (1,440)
                                                           ---------    ----------    --------     --------
Net increase (decrease) in fund shares outstanding.......     (5,185)      (11,120)     (1,074)         783
                                                           =========    ==========    ========     ========

                                                                 Active Bond         Emerging Markets Equity
                                                          ------------------------  ------------------------
                                                           Year Ended   Year Ended   Year Ended   Year Ended
                                                          December 31, December 31, December 31, December 31,
                                                              2002         2001         2002         2001
                                                          ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
  Net investment income (loss)...........................  $  50,024    $  50,779     $     99     $    216
  Net realized gain (loss)...............................      2,847       15,343       (1,885)     (13,346)
  Change in net unrealized appreciation (depreciation)...     14,002       (4,949)      (1,219)      11,780
                                                           ---------    ---------     --------     --------
   Net increase (decrease) in net assets resulting from
    operations...........................................     66,873       61,173       (3,005)      (1,350)
Distributions to shareholders from:
  Net investment income..................................    (50,011)     (51,604)         (93)         (65)
  In excess of net investment income.....................
  Realized gains.........................................     (2,663)
  In excess of realized gain.............................
  Capital paid-in........................................
                                                           ---------    ---------     --------     --------
   Decrease in net assets resulting from distributions...    (52,674)     (51,604)         (93)         (65)
Capital contributions
From fund share transactions:
  Proceeds from shares sold..............................    133,638      193,838       98,743       36,173
  Shares issued in reorganization........................                  77,902
  Distributions reinvested...............................     52,674       51,604           93           65
  Payment for shares redeemed............................   (160,571)    (227,698)     (90,188)     (36,877)
                                                           ---------    ---------     --------     --------
   Increase (decrease) in net assets from fund share
    transactions.........................................     25,741       95,646        8,648         (639)
                                                           ---------    ---------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS....................     39,940      105,215        5,550       (2,054)
NET ASSETS
  Beginning of Period....................................    947,514      842,299       28,956       31,010
                                                           ---------    ---------     --------     --------
  End of Period..........................................  $ 987,454    $ 947,514     $ 34,506     $ 28,956
                                                           =========    =========     ========     ========
Analysis of fund share transactions:
  Sold...................................................     13,944       20,141       15,252        5,789
  Issued in reorganization...............................                   8,180
  Reinvested.............................................      5,525        5,380           14           12
  Redeemed...............................................    (16,811)     (23,719)     (14,004)      (5,933)
                                                           ---------    ---------     --------     --------
Net increase (decrease) in fund shares outstanding.......      2,658        9,982        1,262         (132)
                                                           =========    =========     ========     ========

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I



--------------------------------------------------------------------------------
(000's Omitted)

                                                     International Equity Index     Small Cap Growth
                                                     ------------------------   ------------------------

                                                      Year Ended    Year Ended   Year Ended   Year Ended
                                                     December 31,  December 31, December 31, December 31,
                                                         2002          2001         2002         2001
                                                     ------------  ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
  Net investment income (loss)......................   $  2,058      $  2,559     $ (1,224)   $  (1,022)
  Net realized gain (loss)..........................     (8,662)       (7,738)     (35,969)     (40,555)
  Change in net unrealized appreciation
   (depreciation)...................................    (10,666)      (31,880)     (17,803)      11,615
                                                       --------      --------     --------    ---------
   Net increase (decrease) in net assets resulting
    from operations.................................    (17,270)      (37,059)     (54,996)     (29,962)
Distributions to shareholders from:
  Net investment income.............................     (2,052)       (1,958)
  In excess of net investment income................
  Realized gains....................................
  In excess of realized gain........................
  Capital paid-in...................................                     (594)
                                                       --------      --------     --------    ---------
   Decrease in net assets resulting from
    distributions...................................     (2,052)       (2,552)
Capital contributions
From fund share transactions:
  Proceeds from shares sold.........................     92,695        33,664       60,295       81,975
  Shares issued in reorganization...................                                             10,743
  Distributions reinvested..........................      2,052         2,552
  Payment for shares redeemed.......................    (98,528)      (69,597)     (73,977)    (107,897)
                                                       --------      --------     --------    ---------
   Increase (decrease) in net assets from fund
    share transactions..............................     (3,781)      (33,381)     (13,682)     (15,179)
                                                       --------      --------     --------    ---------
NET INCREASE (DECREASE) IN NET ASSETS...............    (23,103)      (72,992)     (68,678)     (45,141)

NET ASSETS
  Beginning of Period...............................    122,020       195,012      189,401      234,542
                                                       --------      --------     --------    ---------
  End of Period.....................................   $ 98,917      $122,020     $120,723    $ 189,401
                                                       ========      ========     ========    =========
Analysis of fund share transactions:
  Sold..............................................      8,608         2,623        6,154        7,185
  Issued in reorganization..........................                                                904
  Reinvested........................................        183           190
  Redeemed..........................................     (9,057)       (5,375)      (7,603)      (9,410)
                                                       --------      --------     --------    ---------
Net increase (decrease) in fund shares outstanding..       (266)       (2,562)      (1,449)      (1,321)
                                                       ========      ========     ========    =========

                                                           Health Sciences             Global Balanced
                                                     ---------------------------  ------------------------
                                                                    Period from
                                                      Year Ended  May 1, 2001 (*)  Year Ended   Year Ended
                                                     December 31, to December 31, December 31, December 31,
                                                         2002          2001           2002         2001
                                                     ------------ --------------- ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
  Net investment income (loss)......................   $     27       $   (26)      $    372     $   360
  Net realized gain (loss)..........................     (4,562)         (284)        (2,154)       (588)
  Change in net unrealized appreciation
   (depreciation)...................................     (2,116)         (169)          (104)     (1,657)
                                                       --------       -------       --------     -------
   Net increase (decrease) in net assets resulting
    from operations.................................     (6,651)         (479)        (1,886)     (1,885)
Distributions to shareholders from:
  Net investment income.............................        (56)                        (374)       (355)
  In excess of net investment income................
  Realized gains....................................
  In excess of realized gain........................
  Capital paid-in...................................                      (16)
                                                       --------       -------       --------     -------
   Decrease in net assets resulting from
    distributions...................................        (56)          (16)          (374)       (355)
Capital contributions
From fund share transactions:
  Proceeds from shares sold.........................      9,884        30,688         14,757      13,556
  Shares issued in reorganization...................
  Distributions reinvested..........................         56            16            374         355
  Payment for shares redeemed.......................    (10,436)         (336)       (14,225)     (8,908)
                                                       --------       -------       --------     -------
   Increase (decrease) in net assets from fund
    share transactions..............................       (496)       30,368            906       5,003
                                                       --------       -------       --------     -------
NET INCREASE (DECREASE) IN NET ASSETS...............     (7,203)       29,873         (1,354)      2,763

NET ASSETS
  Beginning of Period...............................     29,873                       31,290      28,527
                                                       --------       -------       --------     -------
  End of Period.....................................   $ 22,670       $29,873       $ 29,936     $31,290
                                                       ========       =======       ========     =======
Analysis of fund share transactions:
  Sold..............................................      1,133         3,079          1,868       1,552
  Issued in reorganization..........................
  Reinvested........................................          7             2             46          40
  Redeemed..........................................     (1,288)          (35)        (1,788)     (1,016)
                                                       --------       -------       --------     -------
Net increase (decrease) in fund shares outstanding..       (148)        3,046            126         576
                                                       ========       =======       ========     =======

(*) Commencement of operations
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I



--------------------------------------------------------------------------------
(000's Omitted)

                                                                         Multi Cap Growth           Large Cap Value
                                                                     ------------------------  ------------------------
                                                                      Year Ended   Year Ended   Year Ended   Year Ended
                                                                     December 31, December 31, December 31, December 31,
                                                                         2002         2001         2002         2001
                                                                     ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
  Net investment income (loss)......................................   $   (801)   $  (1,408)    $  4,352     $  3,436
  Net realized gain (loss)..........................................    (95,364)    (183,155)       2,769        4,078
  Change in net unrealized appreciation (depreciation)..............     16,632       36,046      (45,256)      (4,226)
                                                                       --------    ---------     --------     --------
   Net increase (decrease) in net assets resulting from operations..    (79,533)    (148,517)     (38,135)       3,288
Distributions to shareholders from:
  Net investment income.............................................                               (4,351)      (3,428)
  In excess of net investment income................................
  Realized gains....................................................                               (3,600)      (3,273)
  In excess of realized gain........................................
  Capital paid-in...................................................
                                                                       --------    ---------     --------     --------
   Decrease in net assets resulting from distributions..............                               (7,951)      (6,701)
Capital contributions
From fund share transactions:
  Proceeds from shares sold.........................................     56,048      136,156      110,232      143,863
  Shares issued in reorganization...................................
  Distributions reinvested..........................................                                7,951        6,701
  Payment for shares redeemed.......................................    (62,555)    (135,728)     (72,602)     (91,040)
                                                                       --------    ---------     --------     --------
   Increase (decrease) in net assets from fund share transactions...     (6,507)         428       45,581       59,524
                                                                       --------    ---------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS...............................    (86,040)    (148,089)        (505)      56,111

NET ASSETS
  Beginning of Period...............................................    245,899      393,988      260,646      204,535
                                                                       --------    ---------     --------     --------
  End of Period.....................................................   $159,859    $ 245,899     $260,141     $260,646
                                                                       ========    =========     ========     ========

Analysis of fund share transactions:
  Sold..............................................................      7,156       11,975        8,372       10,119
  Issued in reorganization..........................................
  Reinvested........................................................                                  637          473
  Redeemed..........................................................     (8,119)     (12,237)      (5,580)      (6,403)
                                                                       --------    ---------     --------     --------
Net increase (decrease) in fund shares outstanding..................       (963)        (262)       3,429        4,189
                                                                       ========    =========     ========     ========

                                                                       Large Cap Value CORE        Fundamental Value
                                                                     ------------------------  ------------------------
                                                                      Year Ended   Year Ended   Year Ended   Year Ended
                                                                     December 31, December 31, December 31, December 31,
                                                                         2002         2001         2002         2001
                                                                     ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
  Net investment income (loss)......................................   $    581     $   364      $  1,794     $    348
  Net realized gain (loss)..........................................     (6,253)       (972)      (20,300)      (1,269)
  Change in net unrealized appreciation (depreciation)..............     (3,791)     (1,425)      (10,611)      (2,551)
                                                                       --------     -------      --------     --------
   Net increase (decrease) in net assets resulting from operations..     (9,463)     (2,033)      (29,117)      (3,472)
Distributions to shareholders from:
  Net investment income.............................................       (581)       (364)       (1,766)        (348)
  In excess of net investment income................................
  Realized gains....................................................
  In excess of realized gain........................................
  Capital paid-in...................................................                                  (28)
                                                                       --------     -------      --------     --------
   Decrease in net assets resulting from distributions..............       (581)       (364)       (1,794)        (348)
Capital contributions
From fund share transactions:
  Proceeds from shares sold.........................................     13,044      41,157        39,206       58,803
  Shares issued in reorganization...................................                  6,577                    102,164
  Distributions reinvested..........................................        581         364         1,794          348
  Payment for shares redeemed.......................................    (23,648)     (3,033)      (50,697)     (11,513)
                                                                       --------     -------      --------     --------
   Increase (decrease) in net assets from fund share transactions...    (10,023)     45,065        (9,697)     149,802
                                                                       --------     -------      --------     --------
NET INCREASE (DECREASE) IN NET ASSETS...............................    (20,067)     42,668       (40,608)     145,982

NET ASSETS
  Beginning of Period...............................................     60,832      18,164       161,710       15,728
                                                                       --------     -------      --------     --------
  End of Period.....................................................   $ 40,765     $60,832      $121,102     $161,710
                                                                       ========     =======      ========     ========

Analysis of fund share transactions:
  Sold..............................................................      1,462       4,056         3,997        5,182
  Issued in reorganization..........................................                    673                      9,640
  Reinvested........................................................         67          37           190           32
  Redeemed..........................................................     (2,585)       (323)       (5,425)      (1,049)
                                                                       --------     -------      --------     --------
Net increase (decrease) in fund shares outstanding..................     (1,056)      4,443        (1,238)      13,805
                                                                       ========     =======      ========     ========

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I



--------------------------------------------------------------------------------
(000's Omitted)

                                                             Money Market           Small/Mid Cap Growth
                                                       ------------------------   ------------------------
                                                        Year Ended    Year Ended   Year Ended   Year Ended
                                                       December 31,  December 31, December 31, December 31,
                                                           2002          2001         2002         2001
                                                       ------------  ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
  Net investment income (loss)........................ $    11,513    $  19,646     $ (1,137)    $   (696)
  Net realized gain (loss)............................                                (5,715)      (4,700)
  Change in net unrealized appreciation
   (depreciation).....................................                               (31,900)       9,988
                                                       -----------    ---------     --------     --------
   Net increase (decrease) in net assets resulting
    from operations...................................      11,513       19,646      (38,752)       4,592
Distributions to shareholders from:
  Net investment income...............................     (11,513)     (19,646)
  In excess of net investment income..................
  Realized gains......................................
  In excess of realized gain..........................
  Capital paid-in.....................................                                (1,738)
                                                       -----------    ---------     --------     --------
   Decrease in net assets resulting from
    distributions.....................................     (11,513)     (19,646)      (1,738)
Capital contributions
From fund share transactions:
  Proceeds from shares sold...........................   1,263,747      808,300       56,477       64,594
  Shares issued in reorganization.....................                  130,550
  Distributions reinvested............................      11,513       19,646        1,738
  Payment for shares redeemed.........................  (1,102,660)    (709,833)     (61,999)     (73,964)
                                                       -----------    ---------     --------     --------
   Increase (decrease) in net assets from fund share
    transactions......................................     172,600      248,663       (3,784)      (9,370)
                                                       -----------    ---------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS.................     172,600      248,663      (44,274)      (4,778)

NET ASSETS
  Beginning of Period.................................     745,516      496,853      185,232      190,010
                                                       -----------    ---------     --------     --------
  End of Period....................................... $   918,116    $ 745,516     $140,958     $185,232
                                                       ===========    =========     ========     ========
Analysis of fund share transactions:
  Sold................................................   1,263,747      808,300        4,608        4,850
  Issued in 10 for 1 stock split......................                  447,168
  Issued in reorganization............................                  130,550
  Reinvested..........................................      11,513       19,646          156
  Redeemed............................................  (1,102,660)    (709,833)      (5,071)      (5,571)
                                                       -----------    ---------     --------     --------
Net increase (decrease) in fund shares outstanding....     172,600      695,831         (307)        (721)
                                                       ===========    =========     ========     ========

                                                              Bond Index         Large Cap Aggressive Growth
                                                       ------------------------  --------------------------
                                                        Year Ended   Year Ended   Year Ended    Year Ended
                                                       December 31, December 31, December 31,  December 31,
                                                           2002         2001         2002          2001
                                                       ------------ ------------ ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
  Net investment income (loss)........................   $  9,325     $  5,265     $    (46)     $    (19)
  Net realized gain (loss)............................        302          759      (10,039)       (6,465)
  Change in net unrealized appreciation
   (depreciation).....................................      7,403          195       (2,376)        2,147
                                                         --------     --------     --------      --------
   Net increase (decrease) in net assets resulting
    from operations...................................     17,030        6,219      (12,461)       (4,337)
Distributions to shareholders from:
  Net investment income...............................     (9,249)      (5,371)
  In excess of net investment income..................
  Realized gains......................................       (179)        (207)
  In excess of realized gain..........................
  Capital paid-in.....................................       (217)
                                                         --------     --------     --------      --------
   Decrease in net assets resulting from
    distributions.....................................     (9,645)      (5,578)
Capital contributions
From fund share transactions:
  Proceeds from shares sold...........................    130,836      123,885        7,724        31,123
  Shares issued in reorganization.....................
  Distributions reinvested............................      9,645        5,578
  Payment for shares redeemed.........................    (69,129)     (65,514)     (10,752)      (13,292)
                                                         --------     --------     --------      --------
   Increase (decrease) in net assets from fund share
    transactions......................................     71,352       63,949       (3,028)       17,831
                                                         --------     --------     --------      --------
NET INCREASE (DECREASE) IN NET ASSETS.................     78,737       64,590      (15,489)       13,494

NET ASSETS
  Beginning of Period.................................    129,358       64,768       39,738        26,244
                                                         --------     --------     --------      --------
  End of Period.......................................   $208,095     $129,358     $ 24,249      $ 39,738
                                                         ========     ========     ========      ========
Analysis of fund share transactions:
  Sold................................................     13,015       12,513        1,161         3,742
  Issued in 10 for 1 stock split......................
  Issued in reorganization............................
  Reinvested..........................................        959          563
  Redeemed............................................     (6,852)      (6,641)      (1,704)       (1,605)
                                                         --------     --------     --------      --------
Net increase (decrease) in fund shares outstanding....      7,122        6,435         (543)        2,137
                                                         ========     ========     ========      ========

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I


--------------------------------------------------------------------------------
(000's Omitted)

                                                             Small/Mid Cap CORE          Small Cap Value
                                                          ------------------------  ------------------------
                                                           Year Ended   Year Ended   Year Ended   Year Ended
                                                          December 31, December 31, December 31, December 31,
                                                              2002         2001         2002         2001
                                                          ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
  Net investment income (loss)...........................   $    229     $    143     $    776     $    511
  Net realized gain (loss)...............................     (3,813)         (90)         379          821
  Change in net unrealized appreciation (depreciation)...     (4,661)         822      (12,133)       7,864
                                                            --------     --------     --------     --------
   Net increase (decrease) in net assets resulting from
    operations...........................................     (8,245)         875      (10,978)       9,196
Distributions to shareholders from:
  Net investment income..................................       (227)        (143)        (885)        (510)
  In excess of net investment income.....................
  Realized gains.........................................                               (1,001)        (564)
  In excess of realized gain.............................
  Capital paid-in........................................         (2)                   (1,231)
                                                            --------     --------     --------     --------
   Decrease in net assets resulting from distributions...       (229)        (143)      (3,117)      (1,074)
Capital contributions
From fund share transactions:
  Proceeds from shares sold..............................     53,157       36,196       76,240       92,515
  Shares issued in reorganization........................
  Distributions reinvested...............................        229          143        3,117        1,074
  Payment for shares redeemed............................    (43,215)     (12,261)     (48,416)     (27,923)
                                                            --------     --------     --------     --------
   Increase (decrease) in net assets from fund share
    transactions.........................................     10,171       24,078       30,941       65,666
                                                            --------     --------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS....................      1,697       24,810       16,846       73,788
NET ASSETS
  Beginning of Period....................................     46,446       21,636      103,224       29,436
                                                            --------     --------     --------     --------
  End of Period..........................................   $ 48,143     $ 46,446     $120,070     $103,224
                                                            ========     ========     ========     ========
Analysis of fund share transactions:
  Sold...................................................      5,734        3,812        5,465        7,099
  Issued in reorganization...............................
  Reinvested.............................................         26           15          244           80
  Redeemed...............................................     (4,680)      (1,300)      (3,640)      (2,193)
                                                            --------     --------     --------     --------
Net increase (decrease) in fund shares outstanding.......      1,080        2,527        2,069        4,986
                                                            ========     ========     ========     ========

                                                             Real Estate Equity          Growth & Income
                                                          ------------------------  ------------------------
                                                           Year Ended   Year Ended   Year Ended   Year Ended
                                                          December 31, December 31, December 31, December 31,
                                                              2002         2001         2002         2001
                                                          ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
  Net investment income (loss)...........................   $  8,407     $  7,773    $   15,255   $   13,246
  Net realized gain (loss)...............................      3,167        5,123      (269,774)    (453,534)
  Change in net unrealized appreciation (depreciation)...    (10,761)      (3,410)     (277,602)     (51,250)
                                                            --------     --------    ----------   ----------
   Net increase (decrease) in net assets resulting from
    operations...........................................        813        9,486      (532,121)    (491,538)
Distributions to shareholders from:
  Net investment income..................................     (8,765)      (6,732)      (15,248)     (13,030)
  In excess of net investment income.....................
  Realized gains.........................................     (4,175)      (4,879)
  In excess of realized gain.............................
  Capital paid-in........................................
                                                            --------     --------    ----------   ----------
   Decrease in net assets resulting from distributions...    (12,940)     (11,611)      (15,248)     (13,030)
Capital contributions
From fund share transactions:
  Proceeds from shares sold..............................     75,035       73,008       122,967      311,376
  Shares issued in reorganization........................                                             59,218
  Distributions reinvested...............................     12,940       11,611        15,248       13,030
  Payment for shares redeemed............................    (61,575)     (77,652)     (304,962)    (727,725)
                                                            --------     --------    ----------   ----------
   Increase (decrease) in net assets from fund share
    transactions.........................................     26,400        6,967      (166,747)    (344,101)
                                                            --------     --------    ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS....................     14,273        4,842      (714,116)    (848,669)
NET ASSETS
  Beginning of Period....................................    163,653      158,811     2,476,319    3,324,988
                                                            --------     --------    ----------   ----------
  End of Period..........................................   $177,926     $163,653    $1,762,203   $2,476,319
                                                            ========     ========    ==========   ==========
Analysis of fund share transactions:
  Sold...................................................      5,436        5,313        11,661       25,462
  Issued in reorganization...............................                                              4,976
  Reinvested.............................................        969          852         1,471        1,064
  Redeemed...............................................     (4,574)      (5,701)      (29,468)     (58,433)
                                                            --------     --------    ----------   ----------
Net increase (decrease) in fund shares outstanding.......      1,831          464       (16,336)     (26,931)
                                                            ========     ========    ==========   ==========

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I



--------------------------------------------------------------------------------
(000's Omitted)

                                                                Managed               Short-Term Bond
                                                       ------------------------  ------------------------
                                                        Year Ended   Year Ended   Year Ended   Year Ended
                                                       December 31, December 31, December 31, December 31,
                                                           2002         2001         2002         2001
                                                       ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
  Net investment income (loss)........................  $   39,260  $    56,511    $  8,226     $  6,163
  Net realized gain (loss)............................    (108,571)    (102,981)       (385)         872
  Change in net unrealized appreciation
   (depreciation).....................................    (256,985)     (40,305)      2,688        1,584
                                                        ----------  -----------    --------     --------
   Net increase (decrease) in net assets resulting
    from operations...................................    (326,296)     (86,775)     10,529        8,619
Distributions to shareholders from:
  Net investment income...............................     (39,246)     (57,251)     (7,972)      (6,318)
  In excess of net investment income..................
  Realized gains......................................                  (13,282)
  In excess of realized gain..........................
  Capital paid-in.....................................                                 (489)
                                                        ----------  -----------    --------     --------
   Decrease in net assets resulting from
    distributions.....................................     (39,246)     (70,533)     (8,461)      (6,318)
Capital contributions
From fund share transactions:
  Proceeds from shares sold...........................     141,803      704,451     121,761      115,976
  Shares issued in reorganization.....................                   16,164
  Distributions reinvested............................      39,246       70,533       8,461        6,318
  Payment for shares redeemed.........................    (405,346)  (1,102,931)    (40,623)     (55,254)
                                                        ----------  -----------    --------     --------
   Increase (decrease) in net assets from fund share
    transactions......................................    (224,297)    (311,783)     89,599       67,040
                                                        ----------  -----------    --------     --------
NET INCREASE (DECREASE) IN NET ASSETS.................    (589,839)    (469,091)     91,667       69,341

NET ASSETS
  Beginning of Period.................................   2,526,703    2,995,794     149,450       80,109
                                                        ----------  -----------    --------     --------
  End of Period.......................................  $1,936,864  $ 2,526,703    $241,117     $149,450
                                                        ==========  ===========    ========     ========
Analysis of fund share transactions:
  Sold................................................      11,521       52,990      11,951       11,522
  Issued in reorganization............................                    1,253
  Reinvested..........................................       3,304        5,344         833          628
  Redeemed............................................     (34,237)     (83,108)     (3,998)      (5,491)
                                                        ----------  -----------    --------     --------
Net increase (decrease) in fund shares outstanding....     (19,412)     (23,521)      8,786        6,659
                                                        ==========  ===========    ========     ========

                                                           Small Cap Equity      International Opportunities
                                                       ------------------------  --------------------------
                                                        Year Ended   Year Ended   Year Ended    Year Ended
                                                       December 31, December 31, December 31,  December 31,
                                                           2002         2001         2002          2001
                                                       ------------ ------------ ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
  Net investment income (loss)........................   $    114     $     44    $     598     $     601
  Net realized gain (loss)............................     (6,232)     (11,331)     (24,371)       (9,189)
  Change in net unrealized appreciation
   (depreciation).....................................    (13,044)       7,970        3,191       (14,512)
                                                         --------     --------    ---------     ---------
   Net increase (decrease) in net assets resulting
    from operations...................................    (19,162)      (3,317)     (20,582)      (23,100)
Distributions to shareholders from:
  Net investment income...............................       (114)         (42)        (592)         (455)
  In excess of net investment income..................
  Realized gains......................................
  In excess of realized gain..........................
  Capital paid-in.....................................                                               (246)
                                                         --------     --------    ---------     ---------
   Decrease in net assets resulting from
    distributions.....................................       (114)         (42)        (592)         (701)
Capital contributions
From fund share transactions:
  Proceeds from shares sold...........................     40,696       46,272      219,231        96,153
  Shares issued in reorganization.....................                               24,706
  Distributions reinvested............................        114           42          592           701
  Payment for shares redeemed.........................    (42,400)     (41,793)    (219,668)     (109,496)
                                                         --------     --------    ---------     ---------
   Increase (decrease) in net assets from fund share
    transactions......................................     (1,590)       4,521       24,861       (12,642)
                                                         --------     --------    ---------     ---------
NET INCREASE (DECREASE) IN NET ASSETS.................    (20,866)       1,162        3,687       (36,443)

NET ASSETS
  Beginning of Period.................................     71,193       70,031       83,591       120,034
                                                         --------     --------    ---------     ---------
  End of Period.......................................   $ 50,327     $ 71,193    $  87,278     $  83,591
                                                         ========     ========    =========     =========
Analysis of fund share transactions:
  Sold................................................      5,357        5,345       28,860         9,857
  Issued in reorganization............................
  Reinvested..........................................         19            4           69            68
  Redeemed............................................     (5,481)      (4,912)     (26,366)      (11,066)
                                                         --------     --------    ---------     ---------
Net increase (decrease) in fund shares outstanding....       (105)         437        2,563        (1,141)
                                                         ========     ========    =========     =========

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I


--------------------------------------------------------------------------------
(000's Omitted)

                                                                           Equity Index             High Yield Bond
                                                                     ------------------------  ------------------------
                                                                      Year Ended   Year Ended   Year Ended   Year Ended
                                                                     December 31, December 31, December 31, December 31,
                                                                         2002         2001         2002         2001
                                                                     ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
  Net investment income (loss)......................................  $   6,944    $   6,124     $  5,710     $  3,877
  Net realized gain (loss)..........................................    (19,328)      11,749      (13,393)      (2,487)
  Change in net unrealized appreciation (depreciation)..............   (117,800)     (80,644)       5,078       (1,683)
                                                                      ---------    ---------     --------     --------
   Net increase (decrease) in net assets resulting from operations..   (130,184)     (62,771)      (2,605)        (293)
Distributions to shareholders from:
  Net investment income.............................................     (4,601)      (6,122)      (5,697)      (3,490)
  In excess of net investment income................................
  Realized gains....................................................     (2,918)     (17,290)
  In excess of realized gain........................................
  Capital paid-in...................................................
                                                                      ---------    ---------     --------     --------
   Decrease in net assets resulting from distributions..............     (7,519)     (23,412)      (5,697)      (3,490)
Capital contributions
From fund share transactions:
  Proceeds from shares sold.........................................    170,409      278,829       68,950       85,962
  Shares issued in reorganization...................................                  15,141
  Distributions reinvested..........................................      7,519       23,412        5,697        3,490
  Payment for shares redeemed.......................................   (112,758)    (218,067)     (56,838)     (60,373)
                                                                      ---------    ---------     --------     --------
   Increase (decrease) in net assets from fund share transactions...     65,170       99,315       17,809       29,079
                                                                      ---------    ---------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS...............................    (72,533)      13,132        9,507       25,296

NET ASSETS
  Beginning of Period...............................................    538,791      525,659       51,274       25,978
                                                                      ---------    ---------     --------     --------
  End of Period.....................................................  $ 466,258    $ 538,791     $ 60,781     $ 51,274
                                                                      =========    =========     ========     ========
Analysis of fund share transactions:
  Sold..............................................................     13,047       17,585       11,198       11,506
  Issued in reorganization..........................................                   1,009
  Reinvested........................................................        598        1,555          919          481
  Redeemed..........................................................     (8,896)     (13,662)      (9,337)      (8,023)
                                                                      ---------    ---------     --------     --------
Net increase (decrease) in fund shares outstanding..................      4,749        6,487        2,780        3,964
                                                                      =========    =========     ========     ========

                                                                            Global Bond
                                                                     ------------------------
                                                                      Year Ended   Year Ended
                                                                     December 31, December 31,
                                                                         2002         2001
                                                                     ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
  Net investment income (loss)......................................   $  2,048     $  2,276
  Net realized gain (loss)..........................................        704         (379)
  Change in net unrealized appreciation (depreciation)..............      7,395       (2,871)
                                                                       --------     --------
   Net increase (decrease) in net assets resulting from operations..     10,147         (974)
Distributions to shareholders from:
  Net investment income.............................................     (3,132)      (2,242)
  In excess of net investment income................................
  Realized gains....................................................
  In excess of realized gain........................................
  Capital paid-in...................................................       (335)
                                                                       --------     --------
   Decrease in net assets resulting from distributions..............     (3,467)      (2,242)
Capital contributions
From fund share transactions:
  Proceeds from shares sold.........................................     64,973       28,530
  Shares issued in reorganization...................................
  Distributions reinvested..........................................      3,467        2,242
  Payment for shares redeemed.......................................    (44,295)     (48,383)
                                                                       --------     --------
   Increase (decrease) in net assets from fund share transactions...     24,145      (17,611)
                                                                       --------     --------
NET INCREASE (DECREASE) IN NET ASSETS...............................     30,825      (20,827)

NET ASSETS
  Beginning of Period...............................................     47,646       68,473
                                                                       --------     --------
  End of Period.....................................................   $ 78,471     $ 47,646
                                                                       ========     ========
Analysis of fund share transactions:
  Sold..............................................................      6,063        2,771
  Issued in reorganization..........................................
  Reinvested........................................................        313          227
  Redeemed..........................................................     (4,176)      (4,728)
                                                                       --------     --------
Net increase (decrease) in fund shares outstanding..................      2,200       (1,730)
                                                                       ========     ========

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I


--------------------------------------------------------------------------------
Selected data for each fund share of beneficial interest outstanding throughout the year end indicated:

                                   Income from Investment Operations                                    Less Distributions
                                --------------------------------------  ------------------------------------------------------
                                             Net Realized                            Distribution
                     Net Assets    Net            and          Total    Distribution   From Net   Distribution in Distribution
                      Value at  Investment    Unrealized        From      From Net     Realized      Excess of        From
                     Beginning    Income      Gain (Loss)    Investment  Investment    Gains on   Net Investment    Capital
                     of Period    (Loss)   on Investments(a) Operations    Income    Investments   Income/Gains     Paid-in
                     ---------- ---------- ----------------- ---------- ------------ ------------ --------------- ------------
Large Cap Growth
----------------
 Year Ended
  December 31,
  2002..............   $15.54     $ 0.04        $(4.36)        $(4.32)     $(0.04)      $             $              $
  2001..............    18.89       0.04         (3.36)         (3.32)      (0.03)
  2000..............    27.33       0.03         (4.89)         (4.86)      (0.04)       (2.69)        (0.78)         (0.07)
  1999..............    26.19       0.09          6.03           6.12       (0.09)       (4.89)
  1998..............    20.82       0.14          8.05           8.19       (0.14)       (2.68)

-------------------------------------------------------------------------------------------------------------------------------

Fundamental Growth
------------------
 Year Ended
  December 31,
  2002..............     8.48      (0.06)        (2.51)         (2.57)
  2001..............    12.52      (0.03)        (4.01)         (4.04)
  2000 (e)..........    14.42      (0.02)        (0.44)         (0.46)                   (0.76)        (0.65)         (0.03)
 Period from August
  31, to December
  31, 1999 (g)......    10.00      (0.02)         5.34           5.32                    (0.90)

-------------------------------------------------------------------------------------------------------------------------------

Active Bond
-----------
 Year Ended
  December 31,
  2002..............     9.55       0.50          0.18           0.68       (0.53)
  2001..............     9.44       0.58          0.11           0.69       (0.58)
  2000..............     9.12       0.64          0.28           0.92       (0.60)
  1999..............     9.92       0.67         (0.76)         (0.09)      (0.71)
  1998..............     9.95       0.69          0.11           0.80       (0.69)       (0.14)

-------------------------------------------------------------------------------------------------------------------------------

Emerging Markets
 Equity
 ------
 Year Ended
  December 31,
  2002..............     6.44       0.02         (0.45)         (0.43)      (0.02)
  2001..............     6.70       0.05         (0.29)         (0.24)                                                (0.02)
  2000..............    12.26      (0.02)        (4.91)         (4.93)                   (0.62)                       (0.01)
  1999 (k)..........     7.09       0.03          5.35           5.38       (0.01)       (0.10)        (0.42)
 Period from May 1,
  to December 31,
  1988 (g)..........    10.00       0.03         (2.91)         (2.88)      (0.02)                                    (0.01)

-------------------------------------------------------------------------------------------------------------------------------

                                                           Ratios/Supplemental Data
                                            ---------------------------------------------------
                                                   Net                                                    Net
                                                  Assets                 Net Assets    Operating      Investment
                                                 Value at   Total       End of Period Expenses to    Income (Loss)  Portfolio
                         Total        Capital     End of  Investment        (000s       Average       to Average    Turnover
                     Distributions Contributions  Period  Return(b)       Omitted)    Net Assets      Net Assets      Rate
                     ------------- ------------- -------- ----------    ------------- -----------    -------------  ---------
Large Cap Growth
----------------
 Year Ended
  December 31,
  2002..............    $(0.04)        $          $11.18    (27.82)%     $  496,628      0.55%            0.33%       95.04%
  2001..............     (0.03)                    15.54    (17.54)%        770,915      0.41%            0.23%       63.96%
  2000..............     (3.58)                    18.89    (17.89)%      1,146,787      0.46%            0.10%       89.30%
  1999..............     (4.98)                    27.33     24.07%       1,382,473      0.39%            0.33%       37.42%
  1998..............     (2.82)                    26.19     39.51%       1,126,764      0.41%            0.59%       56.41%

-------------------------------------------------------------------------------------------------------------------------------

Fundamental Growth
------------------
 Year Ended
  December 31,
  2002..............                                5.91    (30.28)%         20,065      1.00%(f)        (0.52)%      93.77%
  2001..............                                8.48    (32.23)%         37,897      1.00%(f)        (0.46)%     118.01%(5)
  2000 (e)..........     (1.44)                    12.52     (3.03)%         46,114      0.96%(f)        (0.38)%     250.46%
 Period from August
  31, to December
  31, 1999 (g)......     (0.90)                    14.42     54.57%(c)        9,175      0.95%(d)(f)     (0.55)%(d)   61.66%(c)

-------------------------------------------------------------------------------------------------------------------------------

Active Bond
-----------
 Year Ended
  December 31,
  2002..............     (0.53)                     9.70      7.25%         987,454      0.69%            5.24%      290.73%
  2001..............     (0.58)                     9.55      7.48%         947,514      0.67%            5.97%(11)  206.80%(5)
  2000..............     (0.60)                     9.44     10.45%         842,299      0.41%(h)         6.98%      224.24%
  1999..............     (0.71)                     9.12     (0.94)%        850,286      0.28%            6.97%      182.90%
  1998..............     (0.83)                     9.92      8.23%         907,121      0.29%            6.84%      228.74%

-------------------------------------------------------------------------------------------------------------------------------

Emerging Markets
 Equity
 ------
 Year Ended
  December 31,
  2002..............     (0.02)                     5.99     (6.73)%         34,506      1.60%(j)         0.27%       88.40%
  2001..............     (0.02)                     6.44     (3.63)%         28,956      1.40%(j)         0.77%      120.72%
  2000..............     (0.63)                     6.70    (40.11)%         31,010      1.32%(j)        (0.28)%     103.90%
  1999 (k)..........     (0.53)         0.32       12.26     81.37%(l)       32,596      1.39%(j)         0.19%      196.32%
 Period from May 1,
  to December 31,
  1988 (g)..........     (0.03)                     7.09    (28.87)%(c)       7,310      1.55%(d)(j)      0.51%(d)    53.95%(c)

-------------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------


Selected data for each fund share of beneficial interest outstanding throughout the year end indicated:

                                   Income from Investment Operations                                    Less Distributions
                                --------------------------------------  ------------------------------------------------------
                                             Net Realized                            Distribution
                     Net Assets    Net            and          Total    Distribution   From Net   Distribution in Distribution
                      Value at  Investment    Unrealized        From      From Net     Realized      Excess of        From
                     Beginning    Income      Gain (Loss)    Investment  Investment    Gains on   Net Investment    Capital
                     of Period    (Loss)   on Investments(a) Operations    Income    Investments   Income/Gains     Paid-in
                     ---------- ---------- ----------------- ---------- ------------ ------------ --------------- ------------
International
 Equity Index
 ------------
 Year Ended
   December 31,
   2002.............   $12.07     $ 0.21        $(2.02)        $(1.81)     $(0.21)      $             $              $
   2001.............    15.39       0.22         (3.32)         (3.10)      (0.17)                                    (0.05)
   2000.............    19.64       0.23         (3.64)         (3.41)      (0.18)       (0.59)                       (0.07)
   1999.............    15.56       0.21          4.51           4.72       (0.21)       (0.38)        (0.05)
   1998.............    15.20       0.23          2.91           3.14       (0.23)       (2.55)

-------------------------------------------------------------------------------------------------------------------------------

Small Cap Growth
----------------
 Year Ended
   December 31,
   2002.............    11.77      (0.11)        (3.41)         (3.52)
   2001.............    13.47      (0.08)        (1.62)         (1.70)
   2000.............    19.12      (0.02)        (4.16)         (4.18)                   (0.12)                       (1.35)
   1999.............    12.99      (0.21)         9.06           8.85                    (2.72)
   1998.............    11.34      (0.05)         1.70           1.65

-------------------------------------------------------------------------------------------------------------------------------

Health Sciences
---------------
 Year Ended
   December 31, 2002     9.81       0.01         (1.98)         (1.97)      (0.02)
 Period from May 1,
   2001, to
   December 31,
   2001 (g).........    10.00      (0.00)        (0.18)         (0.18)      (0.11)                                    (0.01)

-------------------------------------------------------------------------------------------------------------------------------

Global Balanced
---------------
 Year Ended
   December 31,
   2002.............     8.57       0.10         (0.65)         (0.55)      (0.10)
   2001.............     9.27       0.11         (0.70)         (0.59)                                                (0.11)
   2000 (q).........    10.71       0.23         (1.20)         (0.97)      (0.24)       (0.01)        (0.10)         (0.12)
   1999.............    11.12       0.29          0.25           0.54       (0.29)       (0.44)        (0.16)         (0.06)
   1998.............    10.11       0.34          1.44           1.78       (0.34)       (0.42)           --          (0.01)

-------------------------------------------------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                              ---------------------------------------------------
                                                                                                            Net
                                                 Net Assets                Net Assets    Operating      Investment
                                                  Value at    Total       End of Period Expenses to    Income (Loss)  Portfolio
                         Total        Capital       End     Investment        (000s       Average       to Average    Turnover
                     Distributions Contributions of Period  Return(b)       Omitted)    Net Assets      Net Assets      Rate
                     ------------- ------------- ---------- ----------    ------------- -----------    -------------  ---------
International
 Equity Index
 ------------
 Year Ended
   December 31,
   2002.............    $(0.21)         $         $ 10.05     (15.18)%      $ 98,917       0.28%(m)         1.85%       17.55%
   2001.............     (0.22)                     12.07     (20.30)%       122,020       0.27%(m)         1.66%        8.31%
   2000.............     (0.84)                     15.39     (17.42)%       195,012       0.28%(m)         1.40%       14.86%
   1999.............     (0.64)                     19.64      30.87%        244,017       0.31%(m)         1.26%       19.01%
   1998.............     (2.78)                     15.56      20.82%        173,137       0.56%(m)         1.45%      158.63%

---------------------------------------------------------------------------------------------------------------------------------

Small Cap Growth
----------------
 Year Ended
   December 31,
   2002.............                                 8.25     (29.95)%       120,723       1.13%           (0.83)%      77.38%
   2001.............                                11.77     (12.61)%       189,401       0.91%(o)        (0.55)%      91.48%(5)
   2000.............     (1.47)                     13.47     (21.43)%       234,542       0.82%           (0.50)%      97.73%
   1999.............     (2.72)                     19.12      70.38%        179,570       0.89%           (0.70)%     113.11%
   1998.............                                12.99      14.49%         74,849       1.00%(o)        (0.65)%     101.16%

---------------------------------------------------------------------------------------------------------------------------------

Health Sciences
---------------
 Year Ended
   December 31, 2002     (0.02)                      7.82     (19.99)%        22,670       1.07%(i)         0.10%       98.91%
 Period from May 1,
   2001, to
   December 31,
   2001 (g).........     (0.01)                      9.81      (1.85)%(c)     29,873       1.10%(d)(i)     (0.16)%(d)   37.76%(c)

---------------------------------------------------------------------------------------------------------------------------------

Global Balanced
---------------
 Year Ended
   December 31,
   2002.............     (0.10)                      7.92      (6.32)%        29,936       1.15%(p)         1.28%       71.20%
   2001.............     (0.11)                      8.57      (6.45)%        31,290       1.15%(p)         1.30%(12)   53.11%
   2000 (q).........     (0.47)                      9.27      (9.08)%        28,527       0.98%(p)         2.32%      204.98%
   1999.............     (0.95)                     10.71       5.11%         31,577       1.00%(p)         2.73%      131.21%
   1998.............     (0.77)                     11.12      17.99%         30,416       1.10%(p)         3.20%      103.55%

---------------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------


Selected data for each fund share of beneficial interest outstanding throughout the year end indicated:

                                         Income from Investment Operations
                                      --------------------------------------  -------------------------
                                                   Net Realized                            Distribution
                           Net Assets    Net            and          Total    Distribution   From Net
                            Value at  Investment    Unrealized        From      From Net     Realized
                           Beginning    Income      Gain (Loss)    Investment  Investment    Gains on
                           of Period    (Loss)   on Investments(a) Operations    Income    Investments
                           ---------- ---------- ----------------- ---------- ------------ ------------
Multi Cap Growth
----------------
 Year Ended December 31,
   2002...................   $ 9.84     $(0.04)       $ (3.15)      $ (3.19)     $            $
   2001...................    15.60      (0.06)         (5.70)        (5.76)
   2000...................    29.22      (0.05)        (10.49)       (10.54)                   (0.41)
   1999...................    15.12      (0.19)         17.70         17.51                    (3.41)
   1998...................    11.93      (0.09)          4.75          4.66                    (1.32)

--------------------------------------------------------------------------------------------------------

Large Cap Value
---------------
 Year Ended December 31,
   2002...................    14.15       0.22          (2.07)        (1.85)      (0.22)       (0.17)
   2001...................    14.38       0.22          (0.05)         0.17       (0.22)       (0.18)
   2000...................    13.49       0.27           1.45          1.72       (0.28)       (0.53)
   1999...................    14.02       0.27           0.18          0.45       (0.27)       (0.71)
   1998...................    13.57       0.28           0.96          1.24       (0.28)       (0.51)

--------------------------------------------------------------------------------------------------------

Large Cap Value CORE
--------------------
 Year Ended December 31,
   2002...................     9.83       0.11          (1.88)        (1.77)      (0.11)
   2001...................    10.42       0.09          (0.58)        (0.49)      (0.09)
   2000...................    10.16       0.15           0.36          0.51       (0.15)       (0.06)
 Period from August 31, to
  December 31, 1999 (g)...    10.00       0.04           0.31          0.35       (0.03)       (0.14)

--------------------------------------------------------------------------------------------------------

Fundamental Value
-----------------
 Year Ended December 31,
   2002...................    10.66       0.12          (1.96)        (1.84)      (0.12)
   2001...................    11.57       0.10          (0.91)        (0.81)      (0.10)
   2000...................    10.42       0.09           1.30          1.39       (0.10)       (0.08)
 Period from August 31, to
  December 31, 1999 (g)...    10.00       0.03           0.45          0.48       (0.03)       (0.02)

--------------------------------------------------------------------------------------------------------


                                                                                       Net
                           Distribution in Distribution                              Assets
                              Excess of        From                                 Value at    Total
                           Net Investment    Capital        Total        Capital       End    Investment
                            Income/Gains     Paid-in    Distributions Contributions of Period Return(b)
                           --------------- ------------ ------------- ------------- --------- ----------
Multi Cap Growth
----------------
 Year Ended December 31,
   2002...................     $              $            $               $         $ 6.65     (32.39)%
   2001...................                                                             9.84     (36.93)%
   2000...................      (1.61)         (1.06)       (3.08)                    15.60     (35.86)%
   1999...................                                  (3.41)                    29.22     118.31%
   1998...................                     (0.15)       (1.47)                    15.12      39.07%

-----------------------------------------------------------------------------------------------------------

Large Cap Value
---------------
 Year Ended December 31,
   2002...................                                  (0.39)                    11.91     (13.24)%
   2001...................                                  (0.40)                    14.15       1.25%
   2000...................      (0.01)         (0.01)       (0.83)                    14.38      12.97%
   1999...................                                  (0.98)                    13.49       3.28%
   1998...................                                  (0.79)                    14.02       9.26%

-----------------------------------------------------------------------------------------------------------

Large Cap Value CORE
--------------------
 Year Ended December 31,
   2002...................                                  (0.11)                     7.95     (18.21)%
   2001...................                                  (0.09)                     9.83      (4.75)%
   2000...................      (0.03)         (0.01)       (0.25)                    10.42       5.12%
 Period from August 31, to
  December 31, 1999 (g)...      (0.01)         (0.01)       (0.19)                    10.16       3.58%(c)

-----------------------------------------------------------------------------------------------------------

Fundamental Value
-----------------
 Year Ended December 31,
   2002...................                                  (0.12)                     8.70     (17.40)%
   2001...................                                  (0.10)                    10.66      (6.99)%
   2000...................      (0.06)                      (0.24)                    11.57      13.41%
 Period from August 31, to
  December 31, 1999 (g)...      (0.01)                      (0.06)                    10.42       4.72%(c)

-----------------------------------------------------------------------------------------------------------

                                          Ratios/Supplemental Data
                           --------------------------------------------------
                                                             Net
                            Net Assets    Operating      Investment
                           End of Period Expenses to    Income (Loss) Portfolio
                               (000s       Average       to Average   Turnover
                             Omitted)    Net Assets      Net Assets     Rate
                           ------------- -----------    ------------- ---------
Multi Cap Growth
----------------
 Year Ended December 31,
   2002...................   $159,859       1.04%           (0.42)%    192.54%
   2001...................    245,899       0.94%           (0.49)%    111.69%
   2000...................    393,988       0.85%           (0.43)%    140.94%
   1999...................    452,937       0.93%           (0.68)%    106.06%
   1998...................     94,085       1.10%(r)        (0.64)%    137.01%

---------------------------------------------------------------------------------

Large Cap Value
---------------
 Year Ended December 31,
   2002...................    260,141       0.83%            1.67%      16.04%
   2001...................    260,646       0.82%            1.54%      18.19%
   2000...................    204,535       0.78%            2.04%      42.12%
   1999...................    155,849       0.85%            1.88%      32.62%
   1998...................    123,365       0.92%            2.08%      18.46%

---------------------------------------------------------------------------------

Large Cap Value CORE
--------------------
 Year Ended December 31,
   2002...................     40,765       0.84%(s)         1.18%      89.43%
   2001...................     60,832       0.85%(s)         0.98%      74.91%(5)
   2000...................     18,164       0.85%(s)         1.54%      59.15%
 Period from August 31, to
  December 31, 1999 (g)...      6,371       0.85%(d)(s)      1.13%(d)   30.90%(c)

---------------------------------------------------------------------------------

Fundamental Value
-----------------
 Year Ended December 31,
   2002...................    121,102       0.85%            1.26%      82.22%
   2001...................    161,710       0.99%(t)         0.91%      85.20%(5)
   2000...................     15,728       1.05%(t)         0.97%      86.97%
 Period from August 31, to
  December 31, 1999 (g)...      6,101       1.05%(d)(t)      0.94%(d)   23.03%(c)

---------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------

Selected data for each fund share of beneficial interest outstanding throughout the year end indicated:

                                          Income from Investment Operations
                                       --------------------------------------  -------------------------
                                                    Net Realized                            Distribution
                            Net Assets    Net            and          Total    Distribution   From Net
                             Value at  Investment    Unrealized        From      From Net     Realized
                            Beginning    Income      Gain (Loss)    Investment  Investment    Gains on
                            of Period    (Loss)   on Investments(a) Operations    Income    Investments
                            ---------- ---------- ----------------- ---------- ------------ ------------
Money Market
------------
 Year Ended December 31,
   2002 (7)................   $ 1.00     $ 0.01        $   --         $ 0.01      $(0.01)      $
   2001 (10)...............     1.00       0.04            --           0.04       (0.04)
   2000 (10)...............     1.00       0.06            --           0.06       (0.06)
   1999 (10)...............     1.00       0.04            --           0.04       (0.04)
   1998 (10)...............     1.00       0.05            --           0.05       (0.05)

---------------------------------------------------------------------------------------------------------

Small/Mid Cap Growth
--------------------
 Year Ended December 31,
   2002....................    14.09      (0.09)        (2.88)         (2.97)                   (0.14)
   2001....................    13.70      (0.06)         0.45           0.39
   2000....................    14.03      (0.02)         1.27           1.25                    (1.43)
   1999....................    15.94      (0.07)         0.74           0.67                    (2.41)
   1998....................    15.39      (0.02)         0.88           0.86                    (0.31)

---------------------------------------------------------------------------------------------------------

Bond Index
----------
 Year Ended December 31,
   2002....................     9.89       0.54          0.42           0.96       (0.51)       (0.04)
   2001....................     9.74       0.57          0.17           0.74       (0.58)       (0.01)
   2000....................     9.32       0.62          0.43           1.05       (0.63)
   1999....................    10.19       0.63         (0.89)         (0.26)      (0.61)
 Period from May 1, to
  December 31, 1998 (g)....    10.00       0.42          0.29           0.71       (0.42)       (0.10)

---------------------------------------------------------------------------------------------------------

Large Cap Aggressive Growth
---------------------------
 Year Ended December 31,
   2002....................     8.12      (0.01)        (2.54)         (2.55)
   2001....................     9.52       0.01         (1.41)         (1.40)
   2000....................    11.94      (0.03)        (2.21)         (2.24)                   (0.01)
 Period from August 31, to
  December 31, 1999 (g)....    10.00      (0.01)         2.03           2.01                    (0.08)

---------------------------------------------------------------------------------------------------------



                            Distribution in Distribution                             Net Assets
                               Excess of        From                                  Value at    Total
                            Net Investment    Capital        Total        Capital      End of   Investment
                             Income/Gains     Paid-in    Distributions Contributions   Period   Return(b)
                            --------------- ------------ ------------- ------------- ---------- ----------
Money Market
------------
 Year Ended December 31,
   2002 (7)................     $              $            $(0.01)         $          $ 1.00       1.48%
   2001 (10)...............                                  (0.04)                      1.00       3.93%
   2000 (10)...............                                  (0.06)                      1.00       6.29%(u)
   1999 (10)...............                                  (0.04)                      1.00       5.05%
   1998 (10)...............                                  (0.05)                      1.00       5.40%

-------------------------------------------------------------------------------------------------------------

Small/Mid Cap Growth
--------------------
 Year Ended December 31,
   2002....................                                  (0.14)                     10.98     (21.13)%
   2001....................                                     --                      14.09       2.83%
   2000....................      (0.15)                      (1.58)                     13.70       9.25%
   1999....................                     (0.17)       (2.58)                     14.03       5.15%
   1998....................                                  (0.31)                     15.94       5.61%

-------------------------------------------------------------------------------------------------------------

Bond Index
----------
 Year Ended December 31,
   2002....................                                  (0.55)                     10.30       9.95%
   2001....................                                  (0.59)                      9.89       7.76%
   2000....................                                  (0.63)                      9.74      11.81%
   1999....................                                  (0.61)                      9.32      (2.57)%
 Period from May 1, to
  December 31, 1998 (g)....                                  (0.52)                     10.19       7.20%(c)

-------------------------------------------------------------------------------------------------------------

Large Cap Aggressive Growth
---------------------------
 Year Ended December 31,
   2002....................                                                              5.57     (31.36)%
   2001....................                                                              8.12     (14.69)%
   2000....................      (0.06)         (0.11)       (0.18)                      9.52     (18.77)%
 Period from August 31, to
  December 31, 1999 (g)....                                  (0.08)                     11.94      20.18%(c)

-------------------------------------------------------------------------------------------------------------

                                           Ratios/Supplemental Data
                            ---------------------------------------------------
                                                              Net
                             Net Assets    Operating      Investment
                            End of Period Expenses to    Income (Loss)  Portfolio
                                (000s       Average       to Average    Turnover
                              Omitted)    Net Assets      Net Assets      Rate
                            ------------- -----------    -------------  ---------
Money Market
------------
 Year Ended December 31,
   2002 (7)................   $918,116       0.32%            1.46%         n/a
   2001 (10)...............    745,516       0.32%            3.72%         n/a
   2000 (10)...............    496,853       0.29%            6.05%         n/a
   1999 (10)...............    451,235       0.31%            4.95%         n/a
   1998 (10)...............    395,195       0.31%            5.29%         n/a

-----------------------------------------------------------------------------------

Small/Mid Cap Growth
--------------------
 Year Ended December 31,
   2002....................    140,958       1.07%(1)        (0.72)%     130.01%
   2001....................    185,232       0.91%(1)        (0.40)%     113.73%
   2000....................    190,010       0.85%           (0.20)%     103.19%
   1999....................    181,931       0.85%           (0.27)%     172.58%
   1998....................    193,332       0.89%           (0.11)%     162.21%

-----------------------------------------------------------------------------------

Bond Index
----------
 Year Ended December 31,
   2002....................    208,095       0.22%(v)         5.30%       57.31%
   2001....................    129,358       0.24%            5.77%(13)   68.70%
   2000....................     64,768       0.25%(v)         6.80%       40.46%
   1999....................     38,436       0.29%(v)         6.56%       17.06%
 Period from May 1, to
  December 31, 1998 (g)....     28,001       0.40%(d)(v)      6.17%(d)    21.09%(c)

-----------------------------------------------------------------------------------

Large Cap Aggressive Growth
---------------------------
 Year Ended December 31,
   2002....................     24,249       0.97%(w)        (0.14)%      61.67%
   2001....................     39,738       0.97%(w)        (0.06)%      87.90%
   2000....................     26,244       1.00%(w)        (0.37)%      75.97%
 Period from August 31, to
  December 31, 1999 (g)....     15,074       1.08%(d)(w)     (0.39)%(d)   18.97%(c)

-----------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------


Selected data for each fund share of beneficial interest outstanding throughout the year end indicated:

                                        Income from Investment Operations
                                     --------------------------------------  -------------------------
                                                  Net Realized                            Distribution
                          Net Assets    Net            and          Total    Distribution   From Net
                           Value at  Investment    Unrealized        From      From Net     Realized
                          Beginning    Income      Gain (Loss)    Investment  Investment    Gains on
                          of Period    (Loss)   on Investments(a) Operations    Income    Investments
                          ---------- ---------- ----------------- ---------- ------------ ------------

Small/Mid Cap CORE
------------------
 Year Ended December 31,
  2002...................   $ 9.82     $0.04         $(1.54)        $(1.50)     $(0.04)      $
  2001...................     9.82      0.05             --           0.05       (0.05)
  2000...................     9.82      0.05           0.39           0.44       (0.05)       (0.32)
  1999...................     9.02      0.02           1.77           1.79       (0.03)       (0.96)
 Period from May 1, to
  December 31, 1998 (g)..    10.00        --          (0.98)         (0.98)

-------------------------------------------------------------------------------------------------------

Small Cap Value
---------------
 Year Ended December 31,
  2002 (7)...............    13.76      0.08          (0.96)         (0.88)      (0.09)       (0.24)
  2001 (y)...............    11.70      0.09           2.14           2.23       (0.09)       (0.08)
  2000...................    10.13      0.01           3.37           3.38       (0.01)       (1.80)
 Period from August 31,
  to December 31, 1999
  (g)....................    10.00        --           0.49           0.49                    (0.36)

-------------------------------------------------------------------------------------------------------

Real Estate Equity
------------------
 Year Ended December 31,
  2002...................    13.55      0.62          (0.43)          0.19       (0.65)       (0.30)
  2001...................    13.67      0.67           0.21           0.88       (0.58)       (0.42)
  2000 (k)...............    11.47      0.76           2.73           3.49       (0.76)       (0.06)
  1999...................    12.46      0.78          (0.99)         (0.21)      (0.78)
  1998...................    15.91      0.77          (3.38)         (2.61)      (0.70)       (0.14)

-------------------------------------------------------------------------------------------------------

Growth & Income
---------------
 Year Ended December 31,
  2002...................    11.93      0.08          (2.71)         (2.63)      (0.08)
  2001...................    14.18      0.06          (2.25)         (2.19)      (0.06)
  2000 (e)...............    20.01      0.17          (2.77)         (2.60)      (0.17)       (2.69)
  1999...................    19.49      0.20           2.88           3.08       (0.20)       (2.36)
  1998...................    16.61      0.23           4.75           4.98       (0.23)       (1.87)

-------------------------------------------------------------------------------------------------------


                                                                                     Net
                          Distribution in Distribution                              Assets
                             Excess of        From                                 Value at   Total
                          Net Investment    Capital        Total        Capital     End of  Investment
                           Income/Gains     Paid-in    Distributions Contributions  Period  Return(b)
                          --------------- ------------ ------------- ------------- -------- ----------

Small/Mid Cap CORE
------------------
 Year Ended December 31,
  2002...................     $              $            $(0.04)         $         $ 8.28    (15.19)%
  2001...................                                  (0.05)                     9.82      0.53%
  2000...................      (0.05)         (0.02)       (0.44)                     9.82      4.63%
  1999...................                                  (0.99)                     9.82     20.54%
 Period from May 1, to
  December 31, 1998 (g)..                                                             9.02     (9.81)%(c)

----------------------------------------------------------------------------------------------------------

Small Cap Value
---------------
 Year Ended December 31,
  2002 (7)...............                                  (0.33)                    12.55     (6.43)%
  2001 (y)...............                                  (0.17)                    13.76     19.10%
  2000...................                                  (1.81)                    11.70     34.19%
 Period from August 31,
  to December 31, 1999
  (g)....................                                  (0.36)                    10.13      5.08%(c)

----------------------------------------------------------------------------------------------------------

Real Estate Equity
------------------
 Year Ended December 31,
  2002...................                                  (0.95)                    12.79      1.36%
  2001...................                                  (1.00)                    13.55     (6.61)%
  2000 (k)...............      (0.17)         (0.30)       (1.29)                    13.67     31.29%
  1999...................                                  (0.78)                    11.47     (1.69)%
  1998...................                                  (0.84)                    12.46    (16.71)%

----------------------------------------------------------------------------------------------------------

Growth & Income
---------------
 Year Ended December 31,
  2002...................                                  (0.08)                     9.22    (22.18)%
  2001...................                                  (0.06)                    11.93    (15.44)%
  2000 (e)...............      (0.14)         (0.23)       (3.23)                    14.18    (13.10)%
  1999...................                                  (2.56)                    20.01     16.23%
  1998...................                                  (2.10)                    19.49     30.25%

----------------------------------------------------------------------------------------------------------

                                         Ratios/Supplemental Data
                          ---------------------------------------------------
                                                            Net
                           Net Assets    Operating      Investment
                          End of Period Expenses to    Income (Loss)  Portfolio
                              (000s       Average       to Average    Turnover
                            Omitted)    Net Assets      Net Assets      Rate
                          ------------- -----------    -------------  ---------

Small/Mid Cap CORE
------------------
 Year Ended December 31,
  2002...................  $   48,143      0.96%(x)         0.50%      125.11%
  2001...................      46,446      0.90%(x)         0.52%       96.88%
  2000...................      21,636      0.90%(x)         0.56%       94.78%
  1999...................       8,248      0.94%(x)         0.30%      109.12%
 Period from May 1, to
  December 31, 1998 (g)..       5,015      1.05%(d)(x)     (0.01)%(d)    60.1%(c)

---------------------------------------------------------------------------------

Small Cap Value
---------------
 Year Ended December 31,
  2002 (7)...............     120,070      1.04%(z)         0.62%       41.46%
  2001 (y)...............     103,224      1.05%(z)         0.87%       60.36%
  2000...................      29,436      1.05%(z)         0.13%      220.80%
 Period from August 31,
  to December 31, 1999
  (g)....................       5,570      1.05%(d)(z)     (0.12)%(d)   51.97%(c)

---------------------------------------------------------------------------------

Real Estate Equity
------------------
 Year Ended December 31,
  2002...................     177,926      1.07%            4.60%       22.74%
  2001...................     163,653      1.07%            4.97%       29.07%
  2000 (k)...............     158,811      0.76%            5.99%       58.81%
  1999...................     126,214      0.70%            6.38%       12.95%
  1998...................     152,789      0.69%            5.48%       22.69%

---------------------------------------------------------------------------------

Growth & Income
---------------
 Year Ended December 31,
  2002...................   1,762,203      0.75%            0.73%       73.60%
  2001...................   2,476,319      0.72%            0.49%      104.47%(5)
  2000 (e)...............   3,324,988      0.40%            0.84%      112.94%
  1999...................   4,218,841      0.28%            0.98%       70.16%
  1998...................   3,670,785      0.27%            1.24%       48.45%

---------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------


Selected data for each fund share of beneficial interest outstanding throughout the year end indicated:

                                          Income from Investment Operations
                                       --------------------------------------  -------------------------
                                                    Net Realized                            Distribution
                            Net Assets    Net            and          Total    Distribution   From Net
                             Value at  Investment    Unrealized        From      From Net     Realized
                            Beginning    Income      Gain (Loss)    Investment  Investment    Gains on
                            of Period    (Loss)   on Investments(a) Operations    Income    Investments
                            ---------- ---------- ----------------- ---------- ------------ ------------

Managed
-------
  Year Ended December 31,
   2002....................   $13.08     $0.21         $(1.93)        $(1.72)     $(0.21)      $
   2001....................    13.82      0.28          (0.67)         (0.39)      (0.28)       (0.07)
   2000 (q)................    15.45      0.44          (0.45)         (0.01)      (0.44)       (1.18)
   1999....................    15.64      0.44           0.94           1.38       (0.43)       (1.14)
   1998....................    14.35      0.46           2.43           2.89       (0.46)       (1.09)

---------------------------------------------------------------------------------------------------------

Short-Term Bond
---------------
  Year Ended December 31,
   2002....................    10.11      0.44           0.12           0.56       (0.41)       (0.03)
   2001....................     9.86      0.52           0.26           0.78       (0.53)
   2000....................     9.72      0.61           0.14           0.75       (0.61)
   1999....................    10.05      0.61          (0.33)          0.28       (0.61)
   1998....................    10.08      0.61          (0.03)          0.58       (0.61)

---------------------------------------------------------------------------------------------------------

Small Cap Equity
----------------
  Year Ended December 31,
   2002....................     8.79      0.01          (2.49)         (2.48)      (0.01)
   2001....................     9.14      0.01          (0.35)         (0.34)      (0.01)
   2000 (q)................    10.92      0.14          (1.13)         (0.99)      (0.15)       (0.14)
   1999....................    11.59      0.09          (0.50)         (0.41)      (0.07)       (0.01)
   1998....................    12.40      0.07          (0.81)         (0.74)      (0.07)

---------------------------------------------------------------------------------------------------------

International Opportunities
---------------------------
  Year Ended December 31,
   2002....................     9.30      0.07          (1.75)         (1.68)      (0.06)
   2001....................    11.85      0.06          (2.53)         (2.47)      (0.05)
   2000 (4)................    15.17      0.07          (2.57)         (2.50)      (0.06)       (0.62)
   1999....................    12.21      0.10           3.95           4.05       (0.11)       (0.94)
   1998....................    10.63      0.11           1.57           1.68       (0.10)

---------------------------------------------------------------------------------------------------------



                            Distribution in Distribution                             Net Assets
                               Excess of        From                                  Value at    Total
                            Net Investment    Capital        Total        Capital       End     Investment
                             Income/Gains     Paid-in    Distributions Contributions of Period  Return(b)
                            --------------- ------------ ------------- ------------- ---------- ----------

Managed
-------
  Year Ended December 31,
   2002....................     $              $            $(0.21)         $          $11.15     (13.23)%
   2001....................                                  (0.35)                     13.08      (2.84)%
   2000 (q)................                                  (1.62)                     13.82       0.03%
   1999....................                                  (1.57)                     15.45       9.10%
   1998....................                     (0.05)       (1.60)                     15.64      20.42%

--------------------------------------------------------------------------------------------------------------

Short-Term Bond
---------------
  Year Ended December 31,
   2002....................                                  (0.44)                     10.23       5.67%
   2001....................                                  (0.53)                     10.11       8.09%
   2000....................                                  (0.61)                      9.86       7.98%
   1999....................                                  (0.61)                      9.72       2.96%
   1998....................                                  (0.61)                     10.05       5.82%

--------------------------------------------------------------------------------------------------------------

Small Cap Equity
----------------
  Year Ended December 31,
   2002....................                                  (0.01)                      6.30     (28.21)%
   2001....................                                  (0.01)                      8.79      (3.78)%
   2000 (q)................      (0.20)         (0.30)       (0.79)                      9.14      (8.89)%
   1999....................      (0.18)                      (0.26)                     10.92      (3.43)%
   1998....................                                  (0.07)                     11.59       5.96%

--------------------------------------------------------------------------------------------------------------

International Opportunities
---------------------------
  Year Ended December 31,
   2002....................                                  (0.06)                      7.56     (18.22)%
   2001....................                     (0.03)       (0.08)                      9.30     (20.93)%
   2000 (4)................      (0.05)         (0.09)       (0.82)                     11.85     (16.36)%(5)
   1999....................      (0.04)                      (1.09)                     15.17      34.01%
   1998....................                                  (0.10)                     12.21      15.92%

--------------------------------------------------------------------------------------------------------------

                                         Ratios/Supplemental Data
                            -----------------------------------------------
                                                           Net
                             Net Assets    Operating   Investment
                            End of Period Expenses to Income (Loss) Portfolio
                                (000s       Average    to Average   Turnover
                              Omitted)    Net Assets   Net Assets     Rate
                            ------------- ----------- ------------- ---------

Managed
-------
  Year Ended December 31,
   2002....................  $1,936,864      0.76%        1.77%      234.62%
   2001....................   2,526,703      0.73%        2.10%(14)  190.73%(5)
   2000 (q)................   2,995,794      0.46%        2.86%      210.35%
   1999....................   3,430,919      0.36%        2.75%      203.86%
   1998....................   3,301,910      0.36%        2.99%      160.57%

-------------------------------------------------------------------------------

Short-Term Bond
---------------
  Year Ended December 31,
   2002....................     241,117      0.68%        4.29%       97.00%
   2001....................     149,450      0.48%        5.20%(15)   86.39%
   2000....................      80,109      0.36%        6.27%       52.68%
   1999....................      68,844      0.43%        6.25%      100.04%
   1998....................      77,194      0.53%        6.17%      184.50%

-------------------------------------------------------------------------------

Small Cap Equity
----------------
  Year Ended December 31,
   2002....................      50,327      1.00%(2)     0.19%       45.03%
   2001....................      71,193      1.00%(2)     0.06%       60.73%
   2000 (q)................      70,031      0.92%(2)     1.25%      189.57%
   1999....................      68,900      0.95%(2)     0.78%      117.33%
   1998....................      64,095      1.05%(2)     0.63%      100.83%

-------------------------------------------------------------------------------

International Opportunities
---------------------------
  Year Ended December 31,
   2002....................      87,278      1.24%(3)     0.69%       78.14%(5)
   2001....................      83,591      1.00%(3)     0.64%       33.31%
   2000 (4)................     120,034      0.93%(3)     0.47%       37.92%(5)
   1999....................      79,794      1.02%(3)     0.77%       34.02%
   1998....................      64,250      1.16%(3)     0.89%       18.67%

-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------


Selected data for each fund share of beneficial interest outstanding throughout the year end indicated:

                                Income from Investment Operations                                      Less Distributions
                           ------------------------------------------  ------------------------------------------------------
                                          Net Realized                              Distribution
                Net Assets    Net              and           Total     Distribution   From Net   Distribution in Distribution
                 Value at  Investment      Unrealized         From       From Net     Realized      Excess of        From
                Beginning    Income        Gain (Loss)     Investment   Investment    Gains on   Net Investment    Capital
                of Period    (Loss)     on Investments(a)  Operations     Income    Investments   Income/Gains     Paid-in
                ---------- ----------   -----------------  ----------  ------------ ------------ --------------- ------------

Equity Index
------------
 Year Ended
  December 31,
  2002.........   $14.85     $0.16           $(3.48)         $(3.32)      $(0.11)      $(0.06)         $            $
  2001.........    17.64      0.19            (2.30)          (2.11)       (0.19)       (0.49)
  2000.........    20.46      0.22            (2.09)          (1.87)       (0.22)       (0.72)                       (0.01)
  1999.........    17.70      0.27             3.41            3.68        (0.26)       (0.66)
  1998.........    14.21      0.25             3.76            4.01        (0.24)       (0.28)

------------------------------------------------------------------------------------------------------------------------------

High Yield Bond
---------------
 Year Ended
  December 31,
  2002.........     6.83      0.57            (0.87)          (0.30)       (0.62)
  2001.........     7.33      0.73            (0.55)           0.18        (0.68)
  2000.........     8.99      0.73            (1.65)          (0.92)       (0.74)
  1999.........     9.23      0.72            (0.26)           0.46        (0.70)
 Period from
  May 1, to
  December 31,
  1998 (g).....    10.00      0.46            (0.76)          (0.30)       (0.46)       (0.01)

------------------------------------------------------------------------------------------------------------------------------

Global Bond
-----------
 Year Ended
  December 31,
  2002.........     9.74      0.40             1.43            1.83        (0.46)       (0.05)
  2001.........    10.34      0.38            (0.53)          (0.15)       (0.45)
  2000 (q).....     9.82      0.48             0.67            1.15        (0.63)
  1999.........    10.60      0.48            (0.70)          (0.22)       (0.56)
  1998.........    10.24      0.54             0.38            0.92        (0.29)       (0.09)                       (0.18)

                                                        Ratios/Supplemental Data
                                         ---------------------------------------------------
                                                                                                       Net
                                            Net Assets                Net Assets    Operating      Investment
                                             Value at    Total       End of Period Expenses to    Income (Loss)  Portfolio
                    Total        Capital       End     Investment        (000s       Average       to Average    Turnover
                Distributions Contributions of Period  Return(b)       Omitted)    Net Assets      Net Assets      Rate
                ------------- ------------- ---------- ----------    ------------- -----------    -------------  ---------

Equity Index
------------
 Year Ended
  December 31,
  2002.........    $(0.17)         $          $11.36     (22.31)%      $466,258       0.23%            1.39%       10.63%
  2001.........     (0.68)                     14.85     (11.98)%       538,791       0.20%            1.20%       17.61%(5)
  2000.........     (0.95)                     17.64      (9.15)%       525,659       0.19%            1.12%       34.11%
  1999.........     (0.92)                     20.46      21.08%        451,296       0.00%(6)         1.42%       55.24%
  1998.........     (0.52)                     17.70      28.45%        232,578       0.00%(6)         1.59%       43.31%

----------------------------------------------------------------------------------------------------------------------------

High Yield Bond
---------------
 Year Ended
  December 31,
  2002.........     (0.62)                      5.91      (4.51)%        60,781       0.90%(8)         9.84%       89.30%
  2001.........     (0.68)                      6.83       2.13%         51,274       0.80%(8)        10.39%(16)   32.50%
  2000.........     (0.74)                      7.33     (10.81)%        25,978       0.75%(8)         8.88%       21.94%
  1999.........     (0.70)                      8.99       5.13%         19,921       0.80%(8)         7.94%       38.62%
 Period from
  May 1, to
  December 31,
  1998 (g).....     (0.47)                      9.23      (2.98)%(c)     14,789       0.90%(d)(8)      7.43%(d)    17.67%(c)

----------------------------------------------------------------------------------------------------------------------------

Global Bond
-----------
 Year Ended
  December 31,
  2002.........     (0.51)                     11.06      18.85%         78,471       0.95%(9)         3.53%       64.15%
  2001.........     (0.45)                      9.74      (1.45)%        47,646       0.95%(9)         3.73%(17)   41.75%
  2000 (q).....     (0.63)                     10.34      12.00%         68,473       0.81%(9)         4.71%      259.60%
  1999.........     (0.56)                      9.82      (2.16)%        70,991       0.83%(9)         4.70%      332.06%
  1998.........     (0.56)                     10.60       9.15%         66,791       0.95%(9)         5.27%      186.70%

(a) The amount shown at this caption for each fund share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the fund shares in relation to the fluctuating market values of the portfolio.
(b) The performance of the Funds shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(c) Not annualized
(d) Annualized
(e) The fund entered into a new sub-advisory agreement with Putnam Investment Management, Inc. during the period shown.
(f) Expense ratio is net of expense reimbursements. Had such reimbursements not been made the expense ratio would have been 1.16%, 1.19%, 1.00%, and 1.09% for the years ended December 31, 2002, 2001, 2000, and 1999, respectively.
(g) Commencement of investment operations
(h) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the expense ratio would have been .44% for the year ended December 31, 2000.
(i) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the expense ratio would have been 1.35%, and 1.19% for the years ended December 31, 2002, and 2001.
(j) Expense ratio is net of expense reimbursements. Had such reimbursements not been made the expense ratio would have been 3.45%, 4.02%, 2.49%, 3.44%, and 3.69% for the years ended December 31, 2002, 2001, 2000, 1999, and 1998, respectively.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------


(k) The Fund entered into a new sub-advisory agreement with Morgan Stanley Dean Witter Investment Management, Inc. during the period shown.
(l) The total investment return includes the effect of the capital contribution of $.32 per share. The total investment return without the capital contribution would have been 79.02%.
(m) Expense ratio is net of expense reimbursements. Had such reimbursements not been made the expense ratio would have been .46%, .40%, .37%, .38% and .63% for the years ended December 31, 2002, 2001, 2000, 1999, and 1998, respectively.
(o) Expense ratio is net of expense reimbursements. Had such reimbursements not been made the expense ratio would have been .94%, and 1.05%, for the years ended December 31, 2001, and 1998, respectively.
(p) Expense ratio is net of expense reimbursements. Had such reimbursements not been made the expense ratio would have been 1.45%, 1.36%, 1.27%, 1.31%, and 1.82%, for the years ended December 31, 2002, 2001, 2000, 1999, and 1998, respectively.
(q) The Fund entered into a new sub-advisory agreement with Capital Guardian Trust Company during the period shown.
(r) Expense ratio is net of expense reimbursements. Had such reimbursements not been made the expense ratio would have been 1.13%, for the year ended December 31, 1998.
(s) Expense ratio is net of expense reimbursements. Had such reimbursements not been made the expense ratio would have been .97%, .88%, 1.09% and 1.17% for the years ended December 31, 2002, 2001, 2000 and 1999, respectively.
(t) Expense ratio is net of expense reimbursements. Had such reimbursements not been made the expense ratio would have been 1.20%, 1.36%, and 1.42% for the years ended December 31, 2001, 2000, and 1999, respectively.
(u) The total investment return includes the effect of the capital contribution of $0.01 per share. The total investment return without the capital contribution would have been 6.18%.
(v) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been .25%, .27%, .35%, and .71%, for the years ended December 31, 2002, 2000, 1999, and 1998, respectively.
(w) Expense ratio is net of expense reimbursements. Had such reimbursements not been made the expense ratio would have been .98%, 1.06%, 1.05%, and 1.17% for the years ended December 31, 2002, 2001, 2000, and 1999, respectively.
(x) Expense ratio is net of expense reimbursements. Had such reimbursements not been made the expense ratio would have been 1.12%, 1.15%, 1.23%, 2.24%, and 4.55%, for the years ended December 31, 2002, 2001, 2000, 1999, and 1998, respectively.
(y) The Fund entered into a new sub-advisory agreement with T. Rowe Price Associates, Inc. during the period shown.
(z) Expense ratio is net of expense reimbursements. Had such reimbursements not been made the expense ratio would have been 1.04%, 1.08%, 1.29%, and 1.61% for the years ended December 31, 2002, 2001, 2000 and 1999, respectively.
(1) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.07%, and 0.91% for the years ended December 31, 2002, and 2001, respectively.
(2) Expense ratio is net of expense reimbursements. Had such reimbursements not been made the expense ratio would have been 1.04%, 1.02%, .95%, .96%, and 1.08%, for the years ended December 31, 2002, 2001, 2000, 1999, 1998, respectively.
(3) Expense ratio is net of expense reimbursements. Had such reimbursements not been made the expense ratio would have been 1.55%, 1.16%, 1.09%, 1.15%, and 1.46%, for the years ended December 31, 2002, 2001, 2000, 1999, and 1998, respectively.
(4) The Fund entered into a new sub-advisory agreement with T. Rowe Price International, Inc. during the period shown.
(5) Excludes merger activity.
(6) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been .22%, and .34%, for the years ended December 31, 1999, and 1998, respectively.
(7) The fund entered into a new sub-advisory agreement with Wellington during the period shown.
(8) Expense ratio is net of expense reimbursements. Had such reimbursements not been made the expense ratio would have been .96%, .90%, .87%, 1.04%, and 2.03%, for the years ended December 31, 2002, 2001, 2000, 1999, and 1998, respectively.
(9) Expense ratio is net of expense reimbursements. Had such reimbursements not been made the expense ratio would have been 1.01%, .95%, .91%, .84%, and 1.02%, for the years ended December 31, 2002, 2001, 2000, 1999, and 1998, respectively.
(10) Per share amounts have been restated to reflect a 10-for-1 stock split effective May 1, 2001.
(11) Had the Fund not amortized premiums and accreted discounts on debt securities, the annual ratio of net investment income to average net assets would have been 6.28% for the year ended December 31, 2001.
(12) Had the Fund not amortized premiums and accreted discounts on debt securities, the annual ratio of net investment income to average net assets would have been 1.38% for the year ended December 31, 2001.
(13) Had the Fund not amortized premiums and accreted discounts on debt securities, the annual ratio of net investment income to average net assets would have been 6.37% for the year ended December 31, 2001.
(14) Had the Fund not amortized premiums and accreted discounts on debt securities, the annual ratio of net investment income to average net assets would have been 2.29% for the year ended December 31, 2001.
(15) Had the Fund not amortized premiums and accreted discounts on debt securities, the annual ratio of net investment income to average net assets would have been 5.32% for the year ended December 31, 2001.
(16) Had the Fund not amortized premiums and accreted discounts on debt securities, the annual ratio of net investment income to average net assets would have been 9.35% for the year ended December 31, 2001.
(17) Had the Fund not amortized premiums and accreted discounts on debt securities, the annual ratio of net investment income to average net assets would have been 3.96% for the year ended December 31, 2001.

SCHEDULE OF INVESTMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK

Aerospace & Defense - 0.8%
     Boeing Co. * ................................      113,700    $    3,751

Air Freight & Couriers - 0.4%
     United Parcel Service, Inc. - Cl.B ..........       30,000         1,892

Automobiles - 0.3%
     Harley-Davidson, Inc. * .....................       35,000         1,617

Banks - 0.3%
     Charter One Financial, Inc. .................       44,600         1,281

Beverages - 3.1%
     Anheuser-Busch Cos., Inc. ...................      131,300         6,355
     Pepsi Bottling Group, Inc. * ................       82,700         2,126
     PepsiCo, Inc. * .............................      165,900         7,004
                                                                   ----------
                                                                       15,485

Biotechnology - 2.5%
     Amgen, Inc. * ...............................      164,100         7,933
     CV Therapeutics. Inc. * .....................       60,000         1,093
     Shire Pharmaceuticals Group Place - ADR * ...      173,600         3,279
                                                                   ----------
                                                                       12,305

Chemicals - 0.7%
     Praxair, Inc. * .............................       63,200         3,651

Commercial Services & Supplies - 1.5%
     Automatic Data Processing, Inc. .............       79,500         3,120
     Certegy, Inc. * .............................       92,400         2,269
     The Bisys Group Inc. * ......................      117,600         1,870
                                                                   ----------
                                                                        7,259

Communications Equipment - 1.2%
     Cisco Systems, Inc. * .......................      454,400         5,953

Computers & Peripherals - 4.9%
     Dell Computer Corp. * .......................      524,900        14,036
     EMC Corp. * .................................      330,800         2,031
     International Business Machines
      Corp. ......................................       81,300         6,301
     Lexmark International Group, Inc.-
      Cl. A * ....................................       36,400         2,202
                                                                   ----------
                                                                       24,570

Containers & Packaging - 0.7%
     Ball Corp. ..................................       69,800         3,573

Credit Card - 0.3%
     MBNA Corp. * ................................       88,000         1,674

Diversified Financials - 2.7%
     American Express Co. * ......................       98,100         3,468
     Citigroup, Inc. * ...........................      180,500         6,352
     Well Fargo & Co. * ..........................       75,000         3,515
                                                                   ----------
                                                                       13,335

Electrical Equipment - 0.3%
     United Technologies Corp. * .................       25,000         1,549

Electronic Equipment & Instruments - 0.6%
     Tech Data Corp. * ...........................       81,100         2,187
     Vishay Intertechnology, Inc. * ..............       90,000         1,006
                                                                   ----------
                                                                        3,193

Energy Equipment & Services - 0.8%
     Halliburton Co. * ...........................      101,800         1,905
     Noble Corp. * ...............................       53,300         1,873
                                                                   ----------
                                                                        3,778

Food & Drug Retailing - 0.2%
     Williams-Sonoma, Inc. * .....................       35,000           950

Food Products - 2.8%
     Kellogg Co. * ...............................       70,000         2,399
     Kraft Foods, Inc. - Cl. A ...................      211,400         8,230
     Unilever NV * ...............................       49,800         3,073
                                                                   ----------
                                                                       13,702

Health Care Equipment & Supplies - 1.8%
     Boston Scientific Corp. * ...................       60,000         2,551
     Medtronic, Inc. * ...........................       87,000         3,967
     St. Jude Medical, Inc. * ....................       58,600         2,328
                                                                   ----------
                                                                        8,846

Health Care Providers & Services - 5.1%
     Anthem, Inc. * ..............................       98,800         6,215
     HCA-The Healthcare Corp. * ..................      100,000         4,150
     McKesson HBOC, Inc. .........................       82,200         2,222
     United Health Group, Inc. * .................       64,300         5,369
     Universal Health Services, Inc. - Cl. B * ...       35,000         1,578
     Wellpoint Health Networks, Inc. * ...........       80,000         5,693
                                                                   ----------
                                                                       25,227

Household Durables - 0.9%
     Black & Decker Corp. * ......................      102,000         4,375

Household Products - 1.9%
     Procter & Gamble Co. * ......................      107,300         9,221

Industrial Conglomerates - 5.7%
     General Electric Co. * ......................      957,000        23,303
     Textron, Inc. * .............................      111,400         4,789
                                                                   ----------
                                                                       28,092

Insurance - 4.1%
     AFLAC, Inc. * ...............................       40,000         1,205
     American International Group, Inc. * ........       80,600         4,663
     Everest Re Group, Ltd. ......................       25,000         1,383
     Hartford Financial Services Group,. Inc. * ..       32,400         1,472
     Metlife, Inc. * .............................      213,700         5,778
     Radian Group, Inc. ..........................       48,000         1,783
     The PMI Group, Inc. .........................       75,300         2,262

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK - Continued

Insurance - Continued
     Travelers Property Casualty Corp. -
          Cl. A * ................................      108,840    $    1,594
                                                                   ----------
                                                                       20,140

Internet Software & Services - 0.2%
     Yahoo, Inc. * ...............................       52,800           863

IT Consulting & Services - 2.6%
     Computer Sciences Corp. * ...................      188,800         6,504
     SunGard Data Systems, Inc. * ................      279,200         6,578
                                                                   ----------
                                                                       13,082

Leisure Equipment & Products - 0.3%
     Mattel, Inc. * ..............................       75,000         1,436

Machinery - 1.0%
     Danaher Corp. * .............................       78,700         5,171

Media - 2.0%
     Viacom, Inc. - Cl. B * ......................      143,200         5,837
     Westwood One, Inc. ..........................      114,500         4,278
                                                                   ----------
                                                                       10,115

Multiline Retail - 5.3%
     Kohl's Corp. * ..............................      204,000        11,414
     Target Corp. * ..............................       93,300         2,799
     Wal-Mart Stores, Inc. * .....................      245,000        12,375
                                                                   ----------
                                                                       26,588

Personal Products - 0.6%
     Estee Lauder Cos., Inc. - Cl. A .............       50,000         1,320
     Gillette Co. ................................       48,500         1,472
                                                                   ----------
                                                                        2,792

Pharmaceuticals - 16.5%
     Abbott Laboratories * .......................      113,000         4,520
     Forest Laboratories, Inc. * .................       82,700         8,123
     Johnson & Johnson * .........................      400,000        21,484
     King Pharmaceuticals, Inc. * ................      233,000         4,005
     Pfizer, Inc. * ..............................      962,100        29,411
     Pharmacia Corp. * ...........................      224,400         9,380
     Wyeth .......................................      129,000         4,825
                                                                   ----------
                                                                       81,748

Semiconductor Equipment & Products - 6.4%
     Altera Corp. * ..............................       98,600         1,217
     Applied Materials, Inc. * ...................      413,100         5,383
     Intel Corp. .................................      970,000        15,103
     KLA-Tencor Corp. * ..........................       26,000           919
     Novellus Systems, Inc. * ....................       42,300         1,188
     Teradyne, Inc. * ............................      154,600         2,011
     Texas Instruments, Inc. * ...................      413,800         6,211
                                                                   ----------
                                                                       32,032

Software - 9.2%
     BMC Software, Inc. * ........................      278,200         4,760
     Intuit, Inc. * ..............................      100,900         4,734
     Microsoft Corp. * ...........................      555,000        28,694
     Network Associates, Inc. * ..................      142,400         2,291
     Oracle Corp. * ..............................      472,200         5,100
                                                                   ----------
                                                                       45,579

Specialty Retail - 5.9%
     AutoZone, Inc. * ............................       44,400         3,137
     Bed Bath & Beyond, Inc. * ...................      107,700         3,719
     Home Depot, Inc. * ..........................      275,300         6,596
     Lowe's Cos., Inc. * .........................      250,100         9,379
     Staples, Inc. * .............................      158,600         2,902
     TJX Cos., Inc. * ............................      186,900         3,648
                                                                   ----------
                                                                       29,381

Textiles & Apparel - 0.9%
     Nike, Inc. - Cl. B ..........................      100,000         4,447

Tobacco - 1.6%
     Philip Morris Cos., Inc. * ..................      158,700         6,432
     UST, Inc. * .................................       49,900         1,668
                                                                   ----------
                                                                        8,100

U.S. Government Agencies - 3.1%
     Federal Home Loan Mortgage Corp. ............       79,800         4,712
     Federal National Mortgage Assoc. * ..........      169,300        10,891
                                                                   ----------
                                                                       15,603
                                                                   ----------
                               TOTAL COMMON STOCK-         99.2%      492,356

                                                         Par
                                                        Value
                                                       (000's)

INVESTMENT COMPANIES HELD
 AS COLLATERAL ON LOANED
 SECURITIES - 1.7%
     State Street Navigator Securities
      Lending Portfolio ..........................   $    8,792         8,792

SHORT-TERM INVESTMENTS - 0.6%

     Investment in joint trading account
      (Note B)
          1.388% due 01/02/03 ....................        3,149         3,149
                                                     ----------    ----------
                                TOTAL INVESTMENTS-        101.5%      504,297
              Cash and Receivables, less payables-         (1.5)%      (7,699)
                                                     ----------    ----------
                                       NET ASSETS-        100.0%   $  496,628
                                                     ==========    ==========

ADR-American Depository Receipts.
* Non-income producing security.

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
FUNDAMENTAL GROWTH FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK

Airlines - 0.8%
     Southwest Airlines Co. ......................       11,400    $      159

Banks - 2.7%
     Commerce Bancorp, Inc. ......................        1,900            82
     Investors Financial Services Corp. ..........        5,400           148
     North Fork Bancorporation, Inc. * ...........        2,600            88
     Northern Trust Corp. ........................        2,900           101
     TCF Financial Corp. .........................        2,700           118
                                                                   ----------
                                                                          537

Beverages - 2.8%
     Pepsi Bottling Group, Inc. * ................       11,400           293
     Starbucks Corp. * ...........................       12,700           259
                                                                   ----------
                                                                          552

Biotechnology - 6.5%
     Cephalon, Inc. * ............................        4,700           229
     Genzyme Corp. * .............................        8,700           257
     Gilead Sciences, Inc. * .....................        6,700           228
     Idec Pharmaceuticals Corp. * ................        6,700           222
     IDEXX Laboratories, Inc. * ..................          700            23
     MedImmune, Inc. * ...........................        6,900           188
     Shire Pharmaceuticals Group Place - ADR * ...        8,162           154
                                                                   ----------
                                                                        1,301

Chemicals - 0.6%
     Rohm & Haas Co. .............................        3,900           127

Commercial Services & Supplies - 7.5%
     Apollo Group, Inc. - Cl. A * ................        2,300           101
     Career Education Corp. * ....................        3,500           140
     Choicepoint, Inc. * .........................        4,400           174
     Cintas Corp. * ..............................        3,300           151
     Concord EFS, Inc. * .........................        9,100           143
     DST Systems, Inc. * .........................        3,900           139
     Ecolab, Inc. * ..............................        1,900            94
     Fiserv, Inc. * ..............................        5,275           179
     Pitney Bowes, Inc. * ........................        5,200           170
     Stericycle, Inc. * ..........................        1,700            55
     The Bisys Group, Inc. * .....................        9,700           154
                                                                   ----------
                                                                        1,500

Communications Equipment - 0.9%
     Emulex Corp. * ..............................        8,600           159
     Extreme Networks, Inc. * ....................        4,300            14
     McData Corp. * ..............................        1,800            13
                                                                   ----------
                                                                          186

Computers & Peripherals - 2.2%
     Business Objects SA - ADR * .................        6,200            93
     Lexmark International Group, Inc. - Cl. A * .        5,700           345
                                                                   ----------
                                                                          438

Diversified Financials - 4.0%
     Capital One Financial Corp. .................        3,100            92
     Investment Technology Group, Inc. * .........        3,100            69
     Midcap Trust ................................        2,700    $      213
     SEI Investments Company .....................        9,200           250
     Waddell & Reed Financial, Inc. - Cl. A ......        8,900           175
                                                                   ----------
                                                                          799

Diversified Telecommunication Services - 1.1%
     CenturyTel, Inc. ............................        7,800           229

Electric Utilities - 1.9%
     Entergy Corp. * .............................        5,900           269
     Progress Energy, Inc. * .....................        2,700           117
                                                                   ----------
                                                                          386

Electrical Equipment - 0.4%
     FLIR Systems, Inc. * ........................        1,600            78

Energy Equipment & Services - 3.4%
     Cooper Cameron Corp. * ......................        3,900           194
     Global Santa Fe Corp. .......................        7,968           194
     Noble Corp. * ...............................        5,900           208
     Smith International, Inc. * .................        2,800            91
                                                                   ----------
                                                                          687

Food & Drug Retailing - 0.9%
     Williams-Sonoma, Inc. * .....................        6,600           179

Food Products - 0.6%
     McCormick & Co., Inc. .......................        4,900           114

Health Care Equipment & Supplies - 5.9%
     Amerisource Bergen Corp. * ..................        7,800           423
     Apogent Technologies, Inc. * ................        7,200           150
     Biomet, Inc. * ..............................        7,000           201
     Cytyc Corp. * ...............................        6,900            70
     St. Jude Medical, Inc. * ....................        4,300           171
     Steris Corp. * ..............................        2,100            51
     Zimmer Holdings, Inc. * .....................        2,600           108
                                                                   ----------
                                                                        1,174

Health Care Providers & Services - 9.4%
     Advance PCS * ...............................        4,600           102
     Anthem, Inc. * ..............................        3,400           214
     Caremark Rx, Inc. * .........................       15,400           250
     Express Scripts, Inc. - Cl. A * .............        6,200           298
     Health Management Assoc., Inc. - Cl. A * ....       10,600           190
     Quest Diagnostics, Inc. * ...................        4,500           256
     Triad Hospitals, Inc. * .....................        2,700            81
     Universal Health Services, Inc. - Cl. B * ...        5,100           230
     Wellchoice, Inc. ............................           20
     Wellpoint Health Networks, Inc. * ...........        3,800           270
                                                                   ----------
                                                                        1,891

Hotels Restaurants & Leisure - 7.7%
     Darden Restaurants, Inc. * ..................       10,900           223
     Four Seasons Hotels, Inc. ...................        2,500            71
     Harrah's Entertainment, Inc. ................        4,300           170
     International Game Technology * .............        2,800           213

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
FUNDAMENTAL GROWTH FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK - Continued

Hotels Restaurants & Leisure - Continued
     Krispy Kreme Doughnuts, Inc. * ..............        5,200    $      176
     Marriott International, Inc. - Cl. A * ......        3,300           108
     Royal Caribbean Cruises, Ltd. ...............       16,600           277
     Yum Brands, Inc. * ..........................       12,600           305
                                                                   ----------
                                                                        1,543

Household Durables - 1.7%
     Fortune Brands, Inc. * ......................        1,600            74
     Newell Rubbermaid, Inc. * ...................        8,800           267
                                                                   ----------
                                                                          341

Household Products - 0.3%
     Church & Dwight Co., Inc. ...................        1,800            55

Insurance - 0.5%
     Ace, Ltd. ...................................        3,200            94

Internet Software & Services - 0.2%
     Internet Security System, Inc. * ............        2,600            48

IT Consulting & Services - 3.8%
     Affiliated Computer Services, Inc. - Cl. A *         9,000           474
     SunGard Data Systems, Inc. * ................       12,500           294
                                                                   ----------
                                                                          768

Machinery - 2.7%
     Dover Corp. .................................       10,100           295
     Parker-Hannifin Corp. .......................        5,300           244
                                                                   ----------
                                                                          539

Media - 1.8%
     EchoStar Communications Corp. - Cl. A * .....        5,800           129
     Lamar Advertising Co. * .....................        7,200           242
                                                                   ----------
                                                                          371

Multiline Retail - 1.2%
     Family Dollar Stores, Inc. ..................        7,900           247

Oil & Gas - 3.2%
     BJ Services Co. * ...........................        6,700           217
     Burlington Resources, Inc. * ................        5,000           213
     Murphy Oil Corp. ............................        5,000           214
                                                                   ----------
                                                                          644

Pharmaceuticals - 3.7%
     Allergan, Inc. * ............................        4,600           265
     Andrx Corp. * ...............................        3,500            51
     Intermune, Inc.* ............................        1,700            44
     King Pharmaceuticals, Inc. * ................       11,305           194
     Teva Pharmaceutical Industries, Ltd. - ADR *         4,900           189
                                                                   ----------
                                                                          743

Semiconductor Equipment & Products - 7.8%
     Brooks PRI Automation, Inc. * ...............        8,400            96
     Integrated Device Technology, Inc. * ........        6,400            53
     KLA-Tencor Corp. * ..........................        7,200           255
     Lam Research Corp. * ........................       12,000    $      130
     Linear Technology Corp. * ...................        7,900           203
     Marvell Technology Group, Ltd. * ............        3,900            73
     Microchip Technology, Inc. * ................        8,000           196
     Novellus Systems, Inc. * ....................        5,700           160
     QLogic Corp. * ..............................        4,600           159
     Silicon Laboratories, Inc. * ................        6,000           114
     Teradyne, Inc. * ............................        9,500           124
                                                                   ----------
                                                                        1,563

Software - 4.4%
     Adobe Systems, Inc. .........................        9,700           241
     BMC Software, Inc. * ........................        8,700           149
     Mercury Interactive Corp. * .................        3,400           101
     NetIQ Corp. * ...............................        4,900            60
     Network Associates, Inc. * ..................       15,400           248
     Peoplesoft, Inc. * ..........................        4,500            82
                                                                   ----------
                                                                          881

Specialty Retail - 7.1%
     Advanced Auto Parts * .......................        4,000           196
     AutoZone, Inc. * ............................        2,400           170
     Bed Bath & Beyond, Inc. * ...................        4,900           169
     CDW Computer Centers, Inc. * ................        2,200            96
     Michaels Stores, Inc. * .....................        6,600           207
     Staples, Inc. * .............................       14,800           271
     TJX Cos., Inc. * ............................       16,000           312
                                                                   ----------
                                                                        1,421
                                                                   ----------
                               TOTAL COMMON STOCK-         97.7%       19,595

                                                         Par
                                                        Value
                                                       (000's)

INVESTMENT COMPANIES HELD
 AS COLLATERAL ON LOANED
 SECURITIES - 5.7%
     State Street Navigator Securities Lending
      Portfolio ..................................   $    1,140         1,140

SHORT-TERM INVESTMENTS - 2.3%

     Investment in joint trading account (Note B)
          1.388% due 01/02/03 ....................          468           468
                                                     ----------    ----------
                                TOTAL INVESTMENTS-        105.7%       21,203
              Cash and Receivables, less payables-         (5.7)%      (1,138)
                                                     ----------    ----------
                                       NET ASSETS-        100.0%   $   20,065
                                                     ==========    ==========

* Non-income producing security.
ADR-American Depository Receipt.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
ACTIVE BOND FUND

                                                         Par         Market
                  Name of Issuer                        Value        Value
                                                       (000's)      (000's)

PUBLICLY-TRADED BONDS

Aerospace & Defense - 0.0%
     Jet Equipment Trust
          10.91% due 08/15/14 ....................   $    2,100    $      144

Airlines - 0.3%
     Continental Airlines - CTF Ser. 1999-1
      Cl. A
          6.545% due 02/02/19 ....................           54            47
     Continental Airlines, Inc.
          7.206% due 06/30/04 ....................        2,051         1,347
     Northwest Airlines Corp. - Ser. 1996-1
          8.97% due 01/02/15 .....................          196            99
     NWA Trust - Sr. Notes
          9.25% due 06/21/14 .....................        2,084         1,963
                                                                   ----------
                                                                        3,456

Auto Loan - 1.6%
     Ford Motor Credit Co.
          7.375% due 10/28/09 ....................        5,685         5,633
     Ford Motor Credit Co. - Notes
          6.875% due 02/01/06 ....................        4,180         4,187
     General Motors Acceptance Corp.
          6.875% due 08/28/12 ....................        1,825         1,799
     General Motors Acceptance Corp. -
      Notes
          7.75% due 01/19/10 .....................          615           644
     General Motors Acceptance Corp. -
      Sr. Notes
          6.125% due 08/28/07 ....................        2,895         2,929
     GMAC Commercial Securities, Inc.
          6.411% due 11/15/07 ....................          177           188
                                                                   ----------
                                                                       15,380

Automobiles - 0.1%
     Hertz Corp. - Notes
          7.625% due 06/01/12 ....................        1,240         1,184

Banks - 3.4%
     Abbey National First Capital - Sr. Sub.
      Notes
          8.2% due 10/15/04 ......................        2,100         2,316
     Bank of New York Institution Capital -
      144A(a)
          7.78% due 12/01/26 .....................        3,400         3,669
     Barclays Bank plc - 144A(a)
          6.86% due 06/15/32 .....................        2,870         2,940
     Capital One Bank - Sr. Notes
          6.875% due 02/01/06 ....................        3,115         3,014
     CS First Boston Mortgage Securities
      Corp. - Ser. 1998-Cl Cl. A1A
          6.26% due 04/11/30 .....................        4,170         4,421
     First Union National Bank Chase - CTF
      1999-C2
          6.36% due 06/15/08 .....................        2,468         2,644
     MBNA National
          7.125% due 11/15/12 ....................        1,545         1,617
     RBSG Capital Corp. - Notes
          10.125% due 03/01/04 ...................   $    5,385    $    5,880
     Royal Bank of Scotland Group plc
          8.817% due 03/31/05 ....................        1,900         2,132
     Royal Bank of Scotland Group plc
          7.648% due 08/31/49 ....................        2,260         2,616
     Zions Financial Corp. - Notes
          6.95% due 05/15/11 .....................        2,625         2,794
                                                                   ----------
                                                                       34,043

Chemicals - 0.5%
     Equistar Chemical - Notes
          8.5% due 02/15/04 ......................        1,795         1,777
     Lyondell Chemical Co. - Sr. Notes
          9.5% due 12/15/08 ......................          605           563
     NOVA Chemicals Corp. - Notes
          7.0% due 05/15/06 ......................        2,565         2,488
                                                                   ----------
                                                                        4,828

Commerical Services & Supplies - 1.2%
     Allied Waste North America
          10.0% due 08/01/09 .....................        2,670         2,657
     Cendant Corp. - Notes
          6.875% due 08/15/06 ....................        4,570         4,742
     Delaware Montecorp - Sr. Sub. Notes
      144A(a)
          8.625% due 12/15/12 ....................        1,090         1,112
     Republic Services, Inc.
          6.75% due 08/15/11 .....................        2,670         2,919
                                                                   ----------
                                                                       11,430

Communications Equipment - 0.2%
     Deutsche Telekom International Finance
          8.25% due 06/15/05 .....................        1,740         1,902
     Computers & Peripherals - 0.1%
      NCR Corp. - Sr. Notes 144A(a)
          7.125% due 06/15/09 ....................        1,365         1,420
     Construction Materials - 0.2%
      Toll Brothers, Inc. - Sr. Notes 144A(a)
          6.875% due 11/15/12 ....................        1,835         1,890
     Containers & Packaging - 0.5%
      Owens Brockway Glass Container -
      Sr. Notes 144A(a)
          8.75% due 11/15/12 .....................        1,435         1,457
     Stone Container Corp. - Sr. Notes
          8.375% due 07/01/12 ....................        1,650         1,691
          9.75% due 02/01/11 .....................        1,460         1,569
                                                                   ----------
                                                                        4,717

Credit Card - 0.7%
     Midland Funding Corp. II - Debs.
          11.75% due 07/23/05 ....................        5,185         5,263

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
ACTIVE BOND FUND

                                                        Par          Market
                  Name of Issuer                       Value         Value
                                                      (000's)       (000's)

PUBLICLY-TRADED BONDS - Continued

Credit Card - Continued
     Tiers Fixed Rate Certificates - Ser. 2001 -
      14 CTF 144A(a)
          7.2% due 06/15/04 ......................   $    3,360    $    1,445
                                                                   ----------
                                                                        6,708

Diversified Financials - 4.8%
     CIT Group, Inc. - Sr. Notes
          7.375% due 04/02/07 ....................        2,910         3,172
     Deutsche Mortgage & Asset Receiving
      Corp. - Ser. 1998-Cl. Cl. C
          6.861% due 03/15/08 ....................        2,265         2,492
     ERAC USA Finance Co.
          7.95% due 12/15/09 .....................        2,050         2,366
     ERAC USA Finance Co. - Notes 144A(a)
          7.35% due 06/15/08 .....................        1,870         2,105
     Hyatt Equities LC - Notes 144A(a)
          6.875% due 06/15/07 ....................        1,675         1,668
     ING Capital Funding Trust III
          8.439% due 12/31/49 ....................        2,995         3,483
     MDP Acquisitions plc - Sr. Notes 144A(a)
          9.625% due 10/01/12 ....................        1,000         1,045
     Morgan Stanley Dean Witter - Notes
          6.6% due 04/01/12 ......................        3,335         3,696
     Morgan Stanley Dean Witter Capital -
      CTF Cl. Al
          4.57% due 12/18/32 .....................        4,344         4,537
     Newcourt Credit Group, Inc. - Ser. B
          6.875% due 02/16/05 ....................        2,325         2,444
     Pemex Project Funding Trust - Notes
          9.125% due 10/13/10 ....................        4,735         5,422
     Sun Canada Financial Co. - Bonds 144A(a)
          6.625% due 12/15/07 ....................        3,760         4,096
     TFM SA DE CV - Sr. Disc. Debs.
          11.75% due 06/15/09 ....................        1,465         1,428
     The MONY Group, Inc. - Sr. Notes
          7.45% due 12/15/05 .....................        2,635         2,744
     UBS Preferred Funding TRI
          8.622% due 10/29/49 ....................        4,205         5,083
     URC Holdings Corp. - Sr. Notes 144A(a)
          7.875% due 06/30/06 ....................        1,865         2,143
                                                                   ----------
                                                                       47,924

Diversified Telecommunication Services - 3.6%
     AT&T Broadband Corp. - Notes
          8.375% due 03/15/13 ....................        1,639         1,862
     Citizens Communications Co. - Notes
          8.5% due 05/15/06 ......................        4,345         4,812
     Citizens Communications Co. - Sr. Notes
          6.375% due 08/15/04 ....................        1,390         1,424
     Cox Communications, Inc. - Notes
          7.5% due 08/15/04 ......................        3,685         3,915
     Deutsche Telekom International
          8.5% due 06/15/10 ......................   $    2,245    $    2,586
     France Telecom SA - Notes
          9.25% due 03/01/11 .....................        4,040         4,671
     Nextel Communications, Inc. - Sr. Notes
          9.375% due 11/15/09 ....................        1,900         1,724
     Sprint Capital Corp. - Notes
          7.125% due 01/30/06 ....................        2,975         2,945
     Tele-Communications, Inc. - Debs.
          9.8% due 02/01/12 ......................        1,265         1,521
     Telefonosde Mexico - Sr. Notes
          8.25% due 01/26/06 .....................        3,625         3,969
     Tellus Corp. - Notes
          8.0% due 06/01/11 ......................        3,250         3,120
     Verizon New York, Inc. - Debs. Ser. A
          7.375% due 04/01/32 ....................        1,570         1,816
     Voicestream Wireless Corp.
          11.5% due 09/15/09 .....................        1,560         1,630
                                                                   ----------
                                                                       35,995

Electric Utilities - 1.1%
     CalEnergy Co., Inc. - Bonds
          8.48% due 09/15/28 .....................        2,745         3,230
     CalEnergy Co., Inc. - Sr. Notes
          7.63% due 10/15/07 .....................        1,390         1,560
     Calpine Canada Energy
          8.5% due 05/01/08 ......................        1,395           628
     CMS Energy Corp. - Sr. Notes
          6.75% due 01/15/04 .....................        2,095         1,990
     Pennsylvania Power Co. ......................
          8.5% due 07/15/22 ......................          610           636
     Pinnacle West Capital Corp. - Sr. Notes
          6.4% due 04/01/06 ......................        2,485         2,530
                                                                   ----------
                                                                       10,574

Electric/Gas - 2.3%
     AES Eastern Energy
          9.0% due 01/02/17 ......................        2,155         1,985
     Cleveland Electric Illuminating Co.
          9.5% due 05/15/05 ......................        5,820         5,832
     Long Island Lighting Co. - Debs.
          8.2% due 03/15/23 ......................        3,275         3,425
     Monterrey Power SA de CV - Sec. Bonds 144A(a)
          9.625% due 11/15/09 ....................          650           721
     Niagara Mohawk Power Corp. - Debs.
          8.77% due 01/01/18 .....................        3,824         4,002
     PNPP II Funding Corp. - Debs.
          9.12% due 05/30/16 .....................        2,495         2,540
     Waterford 3 Funding - Entergy - Bonds
          8.09% due 01/02/17 .....................        3,835         4,139
                                                                   ----------
                                                                       22,644

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
ACTIVE BOND FUND

                                                         Par         Market
                  Name of Issuer                        Value        Value
                                                       (000's)      (000's)

PUBLICLY-TRADED BONDS - Continued

Electrical Equipment - 0.3%
     HQI Transelec Chile SA
          7.875% due 04/15/11 ....................   $    2,990    $    3,312

Electronic Equipment & Instruments - 0.3%
     Pinnacle Partners
          8.83% due 08/15/04 .....................        2,720         2,502

Energy Equipment & Services - 0.5%
     Colonial Pipeline Co. - Sr. Notes 144A(a)
          7.63% due 04/15/32 .....................        2,785         3,324
     XTO Energy, Inc. - Sr. Notes
          7.5% due 04/15/12 ......................        1,095         1,161
                                                                   ----------
                                                                        4,485

Finance - 3.6%
     Beaver Valley Funding Corp. - Debs.
          9.0% due 06/01/17 ......................        2,388         2,647
     BVPS II Funding Corp. - Bonds
          8.89% due 06/01/17 .....................        2,469         2,701
     Conseco Finance Securitizations Co. -
      Ser. 2002-A CTF Cl. A3
          5.33% due 04/15/27 .....................        4,710         4,818
     EIP Funding Corp.
          10.25% due 10/01/12 ....................        2,170         2,194
     Household Finance Corp. - Note
          6.375% due 11/27/12 ....................        2,420         2,526
     Household Financial Corp. - Notes
          6.75% due 05/15/11 .....................        5,270         5,619
     Household Financial Corp. - Notes
          7.2% due 07/15/06 ......................        1,810         1,958
     NiSource Finance Corp. ......................
          7.875% due 11/15/10 ....................        2,945         3,237
     NiSource Finance Corp. - Notes
          7.5% due 11/15/03 ......................        5,565         5,609
     PDVSA Finance, Ltd. - Notes
          8.5% due 11/16/12 ......................          575           471
          9.75% due 02/15/10 .....................          830           739
     PTC International Finance BV - GTD Sr.
      Sub. Disc. Notes
          10.75% due 07/01/07 ....................          935           954
     PTC International Finance II SA - Sr.
      Sub. Notes
          11.25% due 12/01/09 ....................        1,190         1,261
     Ucar Finance, Inc. - Sr. Notes
          10.25% due 02/15/12 ....................        1,455         1,135
                                                                   ----------
                                                                       35,869
Food & Drug Retailing - 0.1%
     Delhaize America, Inc. - Notes
          7.375% due 04/15/06 ....................        1,085         1,061

Food Products - 0.3%
     Conagra, Inc.
          7.4% due 09/15/04 ......................          805           872
     Corn Products International, Inc. - Sr.
      Notes
          8.45% due 08/15/09 .....................   $    2,525    $    2,555
                                                                   ----------
                                                                        3,427

Foreign Governmental - 0.4%
     Republic of Panama - Bonds
          9.375% due 01/16/23 ....................        2,045         2,106
     Republic of Peru - Bonds
          9.125% due 01/15/08 ....................        1,730         1,739
                                                                   ----------
                                                                        3,845

Gas Utilities - 0.4%
     Kinder Morgan, Inc. - Sr. Notes 144A(a)
          6.5% due 09/01/12 ......................        1,835         1,918
     Louis Dreyfus Natural Gas Corp.
          6.875% due 12/01/07 ....................        1,730         1,936
                                                                   ----------
                                                                        3,854

Health Care Providers & Services - 0.8%
     Columbia/HCA Healthcare Corp. - Notes
          7.0% due 07/01/07 ......................          940           998
     HCA-The Healthcare Corp. - Notes
          7.125% due 06/01/06 ....................        2,710         2,846
          8.75% due 09/01/10 .....................        1,380         1,581
     Quest Diagnostics, Inc. - Sr. Notes
          6.75% due 07/12/06 .....................        1,810         1,966
     Triad Hospitals, Inc. - Sr. Notes Ser. B
          8.75% due 05/01/09 .....................          895           958
                                                                   ----------
                                                                        8,349

Home Equity Loan - 1.3%
     Contimortgage Home Equity Loan - CTF
      Cl. A5
          8.1% due 08/15/25 ......................          164           164
     EQCC Home Equity Loan Trust
          6.57% due 02/15/29 .....................        2,305         2,436
     IMC Home Equity Loan Trust - Ser.
      1998-1 A4
          6.6% due 03/20/25 ......................          711           736
     Money Store Home Equity Trust - Ser.
      1997-Cl DAF7
          6.485% due 12/15/28 ....................        3,341         3,461
     UCFC Home Equity Loan
          7.18% due 02/15/25 .....................        1,339         1,384
     UCFC Home Equity Loan - Ser. 1997-A1
      A8
          7.22% due 06/15/28 .....................        4,495         4,724
                                                                   ----------
                                                                       12,905

Hotels Restaurants & Leisure - 0.7%
     Argosy Gaming Co. - Sr. Sub. Notes
          9.0% due 09/01/11 ......................        1,160         1,224
     Harrahs Operating Co., Inc.
          7.875% due 12/15/05 ....................        4,115         4,392

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
ACTIVE BOND FUND

                                                         Par         Market
                  Name of Issuer                        Value        Value
                                                       (000's)      (000's)

PUBLICLY-TRADED BONDS - Continued

Hotels Restaurants & Leisure - Continued
     Wynn Las Vegas LLC
          12.0% due 11/01/10 .....................   $    1,575    $    1,583
                                                                   ----------
                                                                        7,199

Insurance - 0.5%
     Equitable Life Assurance Society USA -
      Notes 144A(a)
          6.95% due 12/01/05 .....................        1,470         1,599
     Mass. Mutual Life Insurance Co. - Notes
      144A(a)
          7.625% due 11/15/23 ....................        2,645         2,969
                                                                   ----------
                                                                        4,568

Machinery - 0.2%
     Kennametal, Inc. - Sr. Notes
          7.2% due 06/15/12 ......................        2,175         2,248

Media - 3.8%
     AOL Time Warner, Inc.
          7.625% due 04/15/31 ....................        3,480         3,577
     British Sky Broadcasting
          8.2% due 07/15/09 ......................        3,935         4,299
     Clear Channel Communications, Inc. - Sr.
      Notes
          7.875% due 06/15/05 ....................        3,570         3,908
     Continental Cablevision - Sr. Notes
          8.3% due 05/15/06 ......................        3,065         3,320
     EchoStar DBS Corp. - Sr. Notes
          9.375% due 02/01/09 ....................        1,775         1,882
     Grupo Televisa SA De CV - Sr. Notes
          8.0% due 09/13/11 ......................        1,105         1,152
          8.5% due 03/11/32 ......................          745           708
     Lenfest Communications, Inc.
          8.375% due 11/01/05 ....................        1,730         1,872
     News America Holdings, Inc.
          8.5% due 02/15/05 ......................        2,925         3,163
     News America Holdings, Inc. - Debs.
          8.25% due 08/10/18 .....................        2,810         3,080
     Panamsat Corp. 144A(a)
          8.75% due 02/01/12 .....................        1,070         1,022
     Rogers Cablesystems - Sr. Notes
          10.0% due 03/15/05 .....................        1,205         1,235
     Rogers Cablesystems, Ltd. - Debs.
          10.0% due 12/01/07 .....................        1,667         1,700
     Shaw Communications, Inc. - Sr. Notes
          8.25% due 04/11/10 .....................        1,720         1,606
     TCI Communications, Inc. - Debs.
          7.875% due 02/15/26 ....................        1,955         1,983
     Time Warner, Inc. - Debs.
          9.125% due 01/15/13 ....................        2,166         2,540
     USA Interactive - Sr.Notes 144A(a)
          7.0% due 01/15/13 ......................          915           946
                                                                   ----------
                                                                       37,993

Metals & Mining - 0.6%
     Great Central Mines, Ltd. - Sr. Notes
          8.875% due 04/01/08 ....................   $    3,255    $    3,320
     Newmont Mining Corp. - Notes
          8.625% due 05/15/11 ....................        1,640         1,916
     Yanacocha Receivables - 144A(a)
          8.4% due 06/15/05 ......................          829           837
                                                                   ----------
                                                                        6,073

Multi-Utilities - 0.1%
     Indiana Michigan Power Co.
          8.5% due 12/15/22 ......................        1,135         1,191

Multiline Retail - 0.2%
     Sears Roebuck Acceptance Corp. - Sr.
      Notes
          6.7% due 04/15/12 ......................        1,775         1,685

Oil & Gas - 2.2%
     Alberta Energy, Ltd. - Notes
          7.375% due 11/01/31 ....................        1,870         2,195
          8.125% due 09/15/30 ....................        2,025         2,567
     Anadarko Petroleum Corp.
          7.0% due 10/15/06 ......................           50            56
     Forest Oil Corp. - Sr. Notes
          8.0% due 06/15/08 ......................        1,100         1,161
     Humpuss Funding Corp. - 144A(a)
          7.72% due 12/15/09 .....................        1,520           893
     MidAmerican Energy Holdings Co. - Sr.
      Notes 144A(a)
          5.875% due 10/01/12 ....................        1,195         1,211
     Occidental Petroleum Corp. - Sr. Debs.
          10.125% due 09/15/09 ...................        3,015         4,024
     PSEG Energy Holdings, Inc. - Sr. Notes
          8.625% due 02/15/08 ....................        1,730         1,401
     Tosco Corp. .................................
          8.125% due 02/15/30 ....................        3,590         4,576
     Valero Energy Corp. - Notes
          7.375% due 03/15/06 ....................        2,015         2,146
          8.375% due 06/15/05 ....................        1,095         1,170
                                                                   ----------
                                                                       21,400
Other Mortgage - 0.6%
     Commercial Mortgage Acceptance Corp.
      - Ser. 1991-Cl A1
          6.79% due 06/15/31 .....................        2,740         3,012
     LB Commercial Conduit Mortgage Trust
      - Ser. 1999-Cl
          6.41% due 08/15/07 .....................        3,039         3,287
                                                                   ----------
                                                                        6,299

Paper & Forest Products - 0.9%
     Abitibi Consolidated, Inc.
          8.3% due 08/01/05 ......................        4,760         5,073

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
ACTIVE BOND FUND

                                                         Par          Market
                  Name of Issuer                        Value         Value
                                                       (000's)       (000's)

PUBLICLY-TRADED BONDS - Continued

Paper & Forest Products - Continued
     Corporation Durango SA de CV -
      Sr. Notes
          13.75% due 07/15/09 ....................   $    2,905    $    1,017
     Weyerhaeuser Co. - Notes
          6.0% due 08/01/06 ......................        2,670         2,817
                                                                   ----------
                                                                        8,907

Real Estate Investment Trust - 2.0%
     American Health Properties, Inc. - Notes
          7.5% due 01/15/07 ......................        1,370         1,470
     Amresco Residential Securities
          6.51% due 08/25/27 .....................        6,128         6,522
     Cabot Industrial Properties LP - Notes
          7.125% due 05/01/04 ....................        2,025         2,106
     Camden Property Trust - Sr. Notes
          7.0% due 04/15/04 ......................        2,880         3,014
     Healthcare Realty Trust - Sr. Notes
          8.125% due 05/01/11 ....................          885           953
     Socgen Real Estate Co. LLC - Ser. A
      144(a)
          7.64% due 12/29/49 .....................        4,875         5,362
                                                                   ----------
                                                                       19,427

Real Estate Operations- 0.2%
     HMH Properties, Inc. - Ser. A
          7.875% due 08/01/05 ....................        1,625         1,601

Road & Rail - 0.5%
     Burlington Northern Santa Fe Corp.
          7.95% due 08/15/30 .....................        3,585         4,499

Specialty Retail - 0.3%
     Gap, Inc. - Notes
          10.55% due 12/15/08 ....................        1,010         1,106
     Staples, Inc. - Sr. Notes 144A(a)
          7.375% due 10/01/12 ....................        1,770         1,943
                                                                   ----------
                                                                        3,049

Telephone - 0.3%
     Qwest Corp. - Notes 144A(a)
          8.875% due 03/15/12 ....................        2,740         2,658

U.S. Government Agencies - 46.0%
     Federal Home Loan Mortgage Corp. -
      Bonds
          6.0% due 12/15/25 ......................        5,530         5,780
          6.5% due 08/01/32 ......................       19,455        20,274
          6.5% due 09/01/32 ......................        2,569         2,677
     Federal Home Loan Mortgage Corp. -
      Bonds - Cl. PD
          6.0% due 12/15/30 ......................        4,400         4,604
     Federal Home Loan Mortgage Corp. -
      Bonds - Cl. PM
          5.0% due 07/15/21 ......................       12,745        13,154
     Federal Home Loan Mortgage Corp. -
      Bonds- Ser. 2367 Cl. PJ
          6.0% due 03/15/27 ......................   $    2,154    $    2,223
     Federal Home Loan Mortgage Corp. -
      Cl. PE
          5.5% due 07/15/31 ......................        3,465         3,648
     Federal Home Loan Mortgage Corp. -
      Cl. TB
          5.0% due 11/15/11 ......................        4,725         4,916
     Federal National Mortgage Assoc. -
      Bonds
          5.0% due 12/25/17 ......................       16,110        16,498
          5.5% due 12/01/14 ......................        5,840         6,113
          5.5% due 12/25/17 ......................       19,420        20,118
          5.5% due 11/25/32 ......................        8,525         8,847
          5.5% due 12/25/32 ......................       27,185        27,720
          5.5% due 02/25/32 ......................        1,905         1,934
          6.0% due 09/01/14 ......................        5,733         6,021
          6.0% due 07/01/17 ......................        3,237         3,387
          6.0% due 01/25/32 ......................      107,205       110,790
          6.5% due 07/01/14 ......................        4,717         4,997
          6.5% due 10/01/31 ......................       40,664        42,359
          6.5% due 01/25/32 ......................        8,230         8,567
          6.5% due 07/01/32 ......................       23,712        24,700
          6.5% due 07/01/32 ......................       15,126        15,756
          6.5% due 11/01/32 ......................        6,319         6,583
          7.0% due 09/01/10 ......................        1,781         1,899
          7.0% due 01/01/12 ......................          510           542
          7.0% due 04/01/17 ......................        3,126         3,323
          7.0% due 04/01/17 ......................          751           798
          7.0% due 05/01/17 ......................          265           282
          7.0% due 07/01/32 ......................       11,600        12,201
          7.0% due 07/01/32 ......................        8,243         8,670
     Federal National Mortgage Assoc. -
      Bonds - Ser. 1997-M8 Cl.A
          6.94% due 01/25/22 .....................        1,203         1,259
     Federal National Mortgage Assoc. -
      Notes
          4.75% due 06/18/07 .....................        9,685        10,120
     Federal National Mortgage Assoc. -
      Notes - Cl. QB
          5.5% due 08/25/12 ......................        6,965         7,304
     Government National Mortgage Assoc. -
      Bonds
          6.0% due 12/15/32 ......................        8,800         9,152
          6.5% due 09/15/28 ......................        2,659         2,795
          6.5% due 01/15/29 ......................        1,640         1,724
          6.5% due 09/15/29 ......................        1,690         1,776
          6.5% due 08/15/31 ......................        4,253         4,467
          6.5% due 09/15/31 ......................        1,091         1,146
          6.5% due 12/15/31 ......................        3,456         3,630
          7.0% due 09/15/25 ......................        1,181         1,258
          7.0% due 12/15/28 ......................        3,054         3,245

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
ACTIVE BOND FUND

                                                         Par         Market
                  Name of Issuer                        Value        Value
                                                       (000's)      (000's)

PUBLICLY-TRADED BONDS - Continued

U.S. Government Agencies - Continued
          7.0% due 04/15/31 ......................   $    2,331    $    2,473
          7.0% due 07/15/31 ......................        4,236         4,492
          7.0% due 03/15/32 ......................        7,267         7,705
          7.0% due 05/15/32 ......................        1,084         1,150
          8.5% due 09/15/21 ......................          220           243
          9.0% due 05/15/21 ......................          277           309
          9.0% due 08/15/21 ......................          245           273
          9.5% due 06/15/16 ......................          259           291
                                                                   ----------
                                                                      454,193

U.S. Governmental - 9.5%
     U.S. Treasury - Bonds
          5.375% due 02/15/31 ....................       43,275        47,176
          6.875% due 08/15/25 ....................        4,225         5,344
     U.S. Treasury - Notes
          4.0% due 11/15/12 ......................        5,630         5,710
          6.0% due 08/15/09 ......................       30,300        35,228
                                                                   ----------
                                                                       93,458
                                                                   ----------
                      TOTAL PUBLICLY-TRADED BONDS-         97.2%      960,296

                                                       Shares

PREFERRED STOCK

Media - 0.3%
     CSC Holdings, Inc. - Ser. H .................       15,525         1,482
     CSC Holdings, Inc. - Ser. M .................       13,740         1,285
                                                                   ----------
                             TOTAL PREFERRED STOCK-         0.3%        2,767

                                                         Par
                                                        Value
                                                       (000's)

INVESTMENT COMPANIES HELD
AS COLLATERAL ON LOANED
SECURITIES - 9.8%
     State Street Navigator Securities Lending
      Portfolio ..................................   $   96,601        96,601

SHORT-TERM INVESTMENTS - 20.8%
     Investment in joint trading account (Note B)
          1.388% due 01/02/03 ....................      205,511       205,511
                                                     ----------    ----------
                                TOTAL INVESTMENTS-        128.1%    1,265,175
              Payables, less cash and receivables-        (28.1)%    (277,721)
                                                     ----------    ----------
                                       NET ASSETS-        100.0%   $  987,454
                                                     ==========    ==========

(a) Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, securities aggregated $50,423 or 5.1% of net assets of the Portfolio.

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
EMERGING MARKETS EQUITY FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK

Brazil - 0.1%
     Aracruz Celulose SA - ADR* (BG) .............        1,000    $       19

Czech Republic - 0.1%
     Komercni Banka AS* (JP) .....................          304            21

Hong Kong - 5.5%
     BYD Co.(BL) .................................       34,000            69
     China Shipping Development* (BR) ............      356,000            74
     China Southern Airlines Co. Ltd* (BQ) .......      718,000           196
     China Telecom, Ltd. (J2) ....................      262,000           625
     CNOOC, Ltd. *(BB) ...........................      372,000           486
     Cosco Pacific, Ltd. (BO) ....................      118,000            97
     Huaneng Power International * (J3) ..........      172,000           138
     Shanghai Petrochemical Co., Ltd. (BC) .......      454,000            69
     Texwinca Holdings * (BY) ....................      122,000            91
     Yanzhou Coal Mining * (BF) ..................      132,000            52
                                                                   ----------
                                                                        1,897

Hungary - 1.7%
     Magyar Tavkozlesi * (J1) ....................       27,891           101
     MOL Magyar Olaj-es Gazipari Rt. (BB) ........        6,763           158
     OTP Bank (JP) ...............................       33,923           333
                                                                   ----------
                                                                          592

India - 5.9%
     Bharat Heavy Electricals, Ltd. (BK) .........       25,700            92
     Colgate Palmolive Co. * (JK) ................       17,051            48
     Container Corp. of India, Ltd. (BJ) .........       20,092            96
     Gujarat Ambuja Cements Ltd. (BD) ............       21,250            72
     Hero Honda Motors, Ltd. (BV) ................       23,850           135
     Hindlaco Industries (BD) ....................        7,100            87
     Hindustan Lever Ltd. (JJ) ...................       32,200           122
     Hindustan Petroleum Corp., Ltd. (BB) ........       12,500            75
     Housing Development Financing Corp.,
      Ltd. (JQ) ..................................       11,608            87
     IndiaInfo, Ltd. (JA) ........................       10,639
     Infosys Technologies, Ltd. * (JU) ...........        2,440           243
     Mahanagar Telephone Nigam, Ltd. (J1) ........       31,750            63
     Morgan Stanley Group (JQ) ...................      705,000           139
     Oil & Natural Gas (BB) ......................        9,750            71
     Ranbaxy Laboratories, Ltd. (JO) .............        8,660           107
     Reliance Industries, Inc.* (BC) .............       13,300            83
     State Bank of India (JP) ....................       44,100           267
     Steel Author India *(BF) ....................      202,000            43
     Tata Ironsteel (BF) .........................       32,000           101
     Tata Engineering and Locomotive Co.,
      Ltd. (BD) ..................................       15,000            50
     Wipro Ltd. *(JU) ............................        1,200            41
                                                                   ----------
                                                                        2,022
Indonesia - 3.4%
     Astra International (BV) ....................    1,072,000           377
     Bank Central (JP) ...........................      555,500           155
     HM Sampoerna (JI) ...........................      387,000           160
     Ramayana Lestari *(JD) ......................      442,500           125
     Telekomunikasi Indiana - Ser. B (JI) ........      809,000    $      348
                                                                   ----------
                                                                        1,165

Israel - 0.3%
     Teva pharmaceutical Industries, Ltd. * (JO) .        2,980           111

Luxembourg - 0.1%
     OTP Bank - GDR (JP) .........................        2,456            48

Malaysia - 4.1%
     AMMB Holdings (JQ) ..........................       89,000            89
     Celcom (J2) .................................      351,000           225
     Commerce Asset Holdings *(JP) ...............      102,000            87
     Gamuda Berhad (BJ) ..........................      156,000           226
     Magnum Corp. Berhad * (BZ) ..................      241,000           145
     Malayan Banking Berhad * (JP) ...............      148,200           289
     Malaysian Pacific Industries (J0) ...........       22,000            81
     Public Bank Berhad (JP) .....................      102,875            61
     Resorts World Berhad * (BZ) .................       45,000           111
     SP Setia (JS) ...............................      136,499            88
                                                                   ----------
                                                                        1,402
Mexico - 2.3%
     Cifra SA de CV - Ser. V * (JD) ..............      148,172           338
     Fomento Economico Mexicano SA de CV * (JG) ..        1,799             7
     GF BBVA Bancomer - Ser. B (JP) ..............      302,261           229
     Grupo Aeroportuario del Sureste SA de CV*
      (BT) .......................................       18,100            20
     Grupo Modelo SA de CV - Ser. C *(JG) ........       68,600           168
     Wal-Mart de Mexico SA de CV - Ser. C *
      (JD) .......................................       22,106            43
                                                                   ----------
                                                                          805
Philippines - 0.1%
     Ayala Land, Inc. *(JS) ......................      542,500            46

Poland - 1.4%
     Bank Polska Kasa Opeiki SA (JP) .............       14,984           370
     Polski Koncern Nafto *(BB) ..................       18,663            86
     Telekomunikacja (J1) ........................        5,662            19
                                                                   ----------
                                                                          475

Singapore - 0.5%
     TPV Technology (JX) .........................      589,000           182

South Africa - 10.5%
     Anglo American Platinum Corp., Ltd. (BF) ....        7,448           274
     Anglo American plc * (BF) ...................       59,327           875
     Anglogold * (BF) ............................        3,400           115
     Bidvest Group, Ltd. (BL) ....................       25,165           132
     FirstRand, Ltd. (JP) ........................      316,998           272
     Gold Fields Mining * (BF) ...................       28,900           404
     Impala Platinum Holdings, Ltd. (BF) .........        2,228           142

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
EMERGING MARKETS EQUITY FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK - Continued

South Africa - Continued
     Liberty Life Association of Africa, Ltd. ....
      (JR) .......................................        7,220    $       46
     M-Cell, Ltd. (J2) ...........................       38,710            55
     Nedcor, Ltd. *(JP) ..........................        4,750            62
     Old Mutual plc * (BB) .......................       39,500            56
     Sanlam, Ltd. (JR) ...........................      127,890           113
     Sappi, Ltd. * (BG) ..........................       12,610           168
     Sasol, Ltd. * (BB) ..........................       36,963           453
     Standard Bank Investment Corp., Ltd. (JP) ...      125,313           440
                                                                   ----------
                                                                        3,607

South Korea - 20.4%
     39Shopping Corp. (JD) .......................        4,555           162
     Daishin Securities *(JQ) ....................       13,040           157
     Humax Co., Ltd. * (BW) ......................        8,420           103
     Hyundai Fire & Marin (BU) ...................        3,890            83
     Hyundai Mobis (BM) ..........................       14,520           267
     Hyundai Motor Co., Ltd (BV) .................        5,260           123
     Kookmin Bank * (JP) .........................        2,145            76
     LG Chemical (BC) ............................        6,880           236
     LG Electronics, Inc. (JY) ...................        9,607           335
     LG Household & Health (BW) ..................        3,420           108
     LG Investment & Securities Co., Ltd. * (JQ) .       15,770           177
     Pantech Co., Ltd. (JW) ......................       10,140           122
     Pohang Iron & Steel Co., Ltd. (BF) ..........        6,640           661
     Samsung Electronics * (JY) ..................        9,870         2,613
     Samsung Securities Co., Ltd. (JQ) ...........       10,910           264
     Seoul Securities (JQ) .......................       25,750            92
     Shinhan Financial (JP) ......................       30,120           315
     Shinsegaeco, Ltd. (JD) ......................          850           107
     SK Telecom Co., Ltd. * (J2) .................        4,710           909
     Tongyang Cement Co. (BI) ....................        2,590           127
                                                                   ----------
                                                                        7,037
Taiwan - 14.2%
     Accton Technollogies, Inc. (JW) .............      248,075           254
     Asustek Computer * (JX) .....................       76,750           135
     Cathay Financial Hampshire (JR) .............      190,000           202
     China Trust Finance (JP) ....................      629,027           514
     CTCI Corp. (BJ) .............................       90,000            48
     Eva Airways (BQ) ............................      490,095           207
     Formosa Chemical & Fibre (BC) ...............       92,173            98
     Formosa Plastic * (BC) ......................      163,000           214
     Hon Hai Precision Insustry Co., Ltd.
      Cl. G * (JY) ...............................      114,900           398
     Largan Precision Co. (BL) ...................       19,500           109
     Lite on Technology (JX) .....................       59,000            67
     Novatek Microelect (J0) .....................       52,800           100
     Phoenixtec Power (J3) .......................      147,000           112
     Polaris Securities (JQ) .....................      268,000            94
     Premier Image Technology (BX) ...............      133,000           205
     Quanta Computer, Inc. (JX) ..................      166,050           273
     Quanta Storage (BO) .........................       11,000    $       74
     Siliconware Precision (J0) ..................      296,790           145
     Sinopac Holding (JP) ........................      642,093           270
     Taishin Financial (JP) ......................      578,000           297
     Taiwan Semiconductor * (J0) .................      788,180           969
     United Microelectronics Corp. * (J0) ........      202,537           123
                                                                   ----------
                                                                        4,908
Thailand - 2.6%
     Advanced Information Services (J2) ..........       95,400            79
     Bangkok Bank Co., Ltd. * (JP) ...............      218,600           304
     BEC World Public Co., Ltd. (JA) .............       13,400            66
     Land & House Co., Ltd. * (JS) ...............       44,000            82
     SIAM Cement Co. (BI) ........................        9,300           253
     Thai Farmers Bank Public Co., Ltd. * (JP) ...      184,900           129
                                                                   ----------
                                                                          913
Turkey - 2.5%
     Akbank TAS * (JP) ...........................   41,524,832           137
     Akcansa Cimento SA (BD) .....................   11,387,000            66
     Arcelik AS (BW) .............................   10,767,000            84
     Enka Insaat (BL) ............................    2,433,424            60
     Hurriyet Gazete * (JA) ......................   38,523,790           101
     Koc Holding AS * (JQ) .......................   10,761,000           111
     Turkcell Iletisim Hizmetleri AS (J2) ........   29,114,000           169
     Turkiye Garanti Bankasi AS * (JP) ...........   73,478,000            95
     Turkiye Is Bankasi - Cl. C * (JP) ...........   18,639,000            49
                                                                   ----------
                                                                          872

United Kingdom - 2.6%
     Anglo American plc (BF) .....................       33,711           501
     Bank Pekao - GDR (JP) .......................        1,592            39
     Old Mutual plc * (BB) .......................      245,729           348
                                                                   ----------
                                                                          888

United States - 19.0%
     America Movil SA de CV - ADR - Ser. L (J2) ..       37,943           545
     Ase Test, Ltd. * (J0) .......................        9,800            39
     Banco Bradesco - ADR (JP) ...................        4,739            71
     Banco Itau SA - ADR *(JP) ...................        6,894           164
     Check Point Software Technologies, Ltd.
      * (JT) .....................................       13,112           170
     Companhia De Bebidas ADR (JG) ...............       14,823           231
     Companhia Vale do Rio Doce - ADR (BF) .......       16,047           446
     Compania Anonima Nacional Telefonos
      De Venezuela - ADR (J1) ....................        8,756           110
     ECI Telecommunications, Ltd. * (JW)                 33,773            69
     Embraer - Empresa Brasileira de
      Aeronautica SA * (BH) ......................        8,768           139
     Fomento Economico Mexicano SA de
      CV - ADR * (JG) ............................        5,474           199

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
EMERGING MARKETS EQUITY FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK - Continued

United States - Continued
     Goldfields, Ltd. - ADR * (BF) ...............        1,400    $       20
     Grupo Aeroportuario Sur - ADR * (BT) ........        5,820            68
     Grupo Financiero BBVA Bancomer, SA
      de CV * (JP) ...............................        8,500           128
     JSC Norilsk Nickel - ADR (BF) ...............        6,000           121
     Komereni Banka * (JP) .......................        2,900            67
     Lukoil Holding - ADR * (BB) .................        8,254           507
     Magyar Tavkozlesi - ADR * (J1) .............         2,634            47
     Marvell Technology Group, Ltd. * (J0) .......            1
     Mobile Systems - ADR * (J2) .................        7,400           275
     Mol Magyar Olaj es Gazipari Right (BB) ......        4,278            99
     OAO Gazprom - ADR * (BL) ....................        4,200            50
     Petroleo Brasileiro SA * (BB) ...............       15,341           229
     Petroleo Brasileiro SA ADR - ADR (BB) .......       13,428           176
     Polski Koncern Naftowy * (BB) ...............        6,100            56
     Sappi, Ltd. ADr * (BG) ......................        2,460            33
     Surgutneftegaz (BB) .........................        4,485           104
     Surgutneftegaz - ADR (BB) ...................       14,011           223
     Telefonos de Mexico SA - ADR (J1) ...........       27,950           894
     Telekomunikacja Polska - GDR (J1) ...........       41,265           135
     Teva Pharmaceutical Industries, Ltd. -
      ADR * (JO) .................................       15,538           600
     Vimpel- Communications - ADR * (J2) .........        3,500           112
     Votorantim Celulose e Papel SA - ADR (BG) ...        3,900            64
     Wal-Mart de Mexico SA de CV - ADR (JD) ......        3,016            69
     Wipro, Ltd. * (JL) ..........................        1,050            35
     Yukos Corp. - ADR * (BB) ....................        1,820           254
                                                                   ----------
                                                                        6,549
                                                                   ----------
                              TOTAL COMMON STOCK -         97.3%       33,559
                                                                   ----------

PREFERRED STOCK

South Korea - 1.5%
     Hyundai Motor Co. (BV) ......................        8,960           105
     Samsung Electronics (JY) ....................        3,360           425
                                                                   ----------
                           TOTAL PREFERRED STOCK -          1.5%          530
                                                     ----------    ----------
                               TOTAL INVESTMENTS -         98.8%       34,089
              Cash and Receivables, less payables-          1.2%          417
                                                     ----------    ----------
                                       NET ASSETS-        100.0%   $   34,506
                                                     ==========    ==========
* Non-income producing security.
ADR-American Depository Receipt.
GDR-Global Depository Receipt.
See notes to financial statements

SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY

                                                          Market       % of
                                            Industry      Value      Long-Term
                  Industry                Abbreviation    (000s)    Investments

Banks ..................................       JP       $    5,288         15.5%
Electronic Equipment &
 Instruments ...........................       JY            3,771         11.1%
Metals & Mining ........................       BF            3,755         11.0%
Oil & Gas ..............................       BB            3,382          9.9%
Wireless Telecommunications
 Services ..............................       J2            2,995          8.8%
Diversified Telecommunication
 Services ..............................       J1            1,717          5.0%
Semiconductor Equipment &
 Products ..............................       J0            1,457          4.3%
Diversified Financials .................       JQ            1,070          3.1%
Multiline Retail .......................       JD              844          2.5%
Pharmaceuticals ........................       JO              818          2.4%
Automobiles ............................       BV              740          2.2%
Chemicals ..............................       BC              699          2.1%
Computers & Peripherals ................       JX              657          1.9%
Beverages ..............................       JG              604          1.8%
Communications Equipment ...............       JW              445          1.3%
Industrial Conglomerates ...............       BL              419          1.2%
Airlines ...............................       BQ              403          1.2%
Building Products ......................       BI              379          1.1%
Construction & Engineering .............       BJ              370          1.1%
Insurance ..............................       JR              362          1.1%
IT Consulting & Services ...............       JU              319          0.9%
Household Durables .....................       BW              296          0.8%
Paper & Forest Products ................       BG              284          0.8%
Construction Materials .................       BD              276          0.8%
Machinery ..............................       BM              267          0.8%
Hotels Restaurants & Leisure ...........       BZ              256          0.8%
Electric Utilities .....................       J3              250          0.7%
Real Estate Investment Trust ...........       JS              216          0.6%
Leisure Equipment & Products ...........       BX              205          0.6%
Commercial Services & Supplies .........       BO              171          0.5%
Internet Software & Services ...........       JT              170          0.5%
Media ..................................       JA              167          0.5%
Tobacco ................................       JI              160          0.5%
Finance ................................       JQ              139          0.4%
Aerospace & Defense ....................       BH              139          0.4%
Household Products .....................       JJ              122          0.4%
Electrical Equipment ...................       BK               93          0.3%
Textiles & Apparel .....................       BY               91          0.3%
Transportation Infrastructure ..........       BT               88          0.3%
Auto Components ........................       BU               83          0.2%
Marine .................................       BR               74          0.2%
Personal Products ......................       JK               48          0.1%
                                                        ----------  -----------
                                                        $   34,089        100.0%
                                                        ==========  ===========

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK

Argentina - 0.0%
     Siderca SAIC * (BF) .........................            3    $       0

Australia - 2.7%
     AMP Diversified Property Trust (JS) .........      106,700           157
     AMP, Ltd. (JR) ..............................        9,100            57
     Aristocrat Leisure Limited (BZ) .............       13,100            34
     BHP Steel * (BF) ............................        8,757            16
     Broken Hill Proprietary Co., Ltd. * (BF) ....       43,785           250
     Coles Myer, Ltd. * (JF) .....................       36,200           128
     Commonwealth Bank of Australia (JP) .........       13,500           205
     CSL, Ltd * (JO) .............................        2,600            32
     CSR, Ltd. (BD) ..............................       31,200           111
     Foster's Brewing Group, Ltd. * (JG) .........       39,000            99
     General Property Trust (JS) .................       53,300            89
     Lend Lease Corp. (JS) .......................        5,100            28
     National Australia Bank, Ltd. (JP) ..........       20,100           359
     News Corp., Ltd. (JA) .......................       12,600            81
     Onesteel. Ltd. (BF) .........................        8,775             9
     Orica, Ltd. (BC) ............................        8,400            50
     Pacific Dunlop, Ltd. (BL) ...................       11,800            50
     QBE Insurance Group, Ltd. * (JR) ............        9,400            43
     Rio Tinto, Ltd. (BF) ........................        5,600           107
     Santos, Ltd. * (BB) .........................       18,500            63
     Tabcorp Holdings, Ltd. (BZ) .................       16,400            98
     Telstra Corp., Ltd. * (J1) ..................       43,000           107
     Westfield Trust (JS) ........................       54,000           105
     Westpac Banking Corp., Ltd. (JP) ............       19,900           154
     WMC Resources. Ltd. * (BB) ..................       38,600            99
     Woolworth's, Ltd. * (JF) ....................       13,800            89
                                                                   ----------
                                                                        2,620
Austria - 1.7%
     Bohler-Uddeholm AG (BF) .....................        1,600            74
     BWT AG (BO) .................................        2,000            20
     Erste Bank * (JP) ...........................        4,800           323
     Flughafen Wien AG (BT) ......................        4,000           134
     Mayr-Melnhof Karton AG (BE) .................        1,800           133
     Oesterreichische
      Elektrizitaetswirtschafts AG (J3) ..........        1,500           128
     OMV AG (BB) .................................        3,000           295
     RHI AG (BD) .................................        5,100            39
     Telecom Austria * (J1) ......................       30,240           306
     VA Technologie AG (BM) ......................        2,100            34
     Voest Alpine AG (BF) ........................        3,600            87
     Wienerberger Baustoffindustrie AG (BI) ......        7,200           128
                                                                   ----------
                                                                        1,701
Belgium - 1.6%
     Bekaert NV (BK) .............................          890            40
     Colruyt NV (JF) .............................          970            53
     Compagnie Maritime Belge SA (BR) ............          521            28
     D'Ieteren SA (JB) ...........................          190            26
     Delhaize SA (JF) ............................        2,855            53
     DEXIA * (JP) ................................       14,647           182
     Electrabel SA (J3) ..........................          836    $      203
     Fortis * (JR) ...............................       23,736           418
     GPE Bruxelles LAM (JQ) ......................        2,388            98
     Heidelberger Zement AG (BL) .................        1,048             0
     Interbew (JG) ...............................        5,301           125
     KBC Bancassurance Holding NV (JP) ...........        2,540            81
     NV Union Miniere SA (BF) ....................        1,461            63
     Solvay SA (BC) ..............................        1,215            84
     UCB SA * (JO) ...............................        3,900           123
                                                                   ----------
                                                                        1,577
Brazil - 0.0%
     Aracruz Celulose SA - ADR * (BG) ............        1,500            29

Czech Republic - 0.1%
     Ceske Energeticke Zavody AS (J3) ............       21,600            65
     Komercni Banka AS * (JP) ....................          900            63
                                                                   ----------
                                                                          128
Denmark - 1.0%
     AS Dampskibsselskabet Svendborg -
      Cl. B (BR) .................................            8            81
     Dampskibsselskabet AF - Cl. B (BR) ..........           15           105
     Danisco AS (JH) .............................        3,050           104
     Danske Bank (JP) ............................       13,900           230
     ISS AS (BO) .................................        1,650            59
     Novo Nordisk AS (JO) ........................        7,350           212
     Novozymes AS - Ser. B (BC) ..................        1,450            30
     Tele Danmark AS (J1) ........................        4,150           101
     Vestas Wind Systems AS (BK) .................        2,500            25
                                                                   ----------
                                                                          947
Finland - 0.8%
     Nokia Oyj * (JW) ............................       39,600           629
     Sampo Insurance Co. plc (JR) ................        4,700            36
     Stora Enso Oyj * (BG) .......................        5,259            56
     Tietoenator Oyj (JU) ........................        1,338            18
     UPM-Kymmene Corp. * (BG) ....................        2,100            67
                                                                   ----------
                                                                          806

France - 8.5%
     Accor SA (BZ) ...............................        4,483           136
     Air Liquide * (BC) ..........................        1,765           233
     Alcatel * (JW) ..............................       17,339            76
     Alstom (BM) .................................        6,948            35
     Altran Technologies SA * (JU) ...............          862             4
     ARCELOR (BF) ................................        5,742            71
     AXA * (JR) ..................................       23,551           316
     BNP Paribas * (JP) ..........................       13,550           552
     Bouygues SA * (J2) ..........................        2,568            72
     Business Objects (JV) .......................        1,259            19
     Cap Gemini SA * (JU) ........................        1,622            37
     Carrefour SA * (JF) .........................        9,842           438
     Casino Guichard-Perrachon SA (JF) ...........        1,045            78
     CIE De St. Gobain * (BI) ....................        4,960           145

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK - Continued

France - Continued
     Club Mediterranee SA (BZ) ...................          838    $       20
     Dassault Systemes SA * (JV) .................        1,995            43
     EADS, Inc. (BH) .............................        3,116            32
     Essilor International (JL) ..................        1,880            77
     France Telecom * (JI) .......................        7,154           125
     Groupe Danone * (JH) ........................        2,237           301
     L'Oreal SA * (JK) ...........................        5,471           416
     Lafarge SA * (BD) ...........................        2,299           173
     Lagardere SCA (JA) ..........................        2,436            99
     LVMH * (Louis Vuitton Moet Hennessy) (BY) ...        3,640           149
     Michelin (BU) ...............................        3,462           119
     Pechiney SA (BF) ............................        1,779            62
     Pernord Richard (JG) ........................          836            81
     Peugoet SA (BV) .............................        3,425           140
     Pinault-Printemps-Redoute SA * (JD) .........        1,465           108
     Publicis Groupe SA * (JA) ...................        1,391            29
     Renault * (BV) ..............................        3,207           151
     Rhone-Poulenc SA * (JO) .....................       12,175           661
     Sagem SA (JW) ...............................          627            42
     Sanofi-Synthelabo SA * (JO) .................        7,309           446
     Schneider SA * (BK) .........................        3,592           170
     Societe BIC SA (BO) .........................        1,234            42
     Societe Generale - Cl. A * (JP) .............        5,636           328
     Societe Television Francaise (JA) ...........        4,028           108
     STMicroelectronics * (J0) ...................       10,712           210
     SUEZ (J5) ...................................       14,029           243
     Thomson CFS (BH) ............................        1,747            46
     Thomson Multimedia * (JY) ...................        2,834            48
     Total Fina SA - Cl. B * (BB) ................       11,011         1,572
     Unibail SA (JS) .............................          932            66
     Valeo SA (BU) ...............................        1,489            47
                                                                   ----------
                                                                        8,366

Germany - 9.7%
     Adidas-Salomon AG (BY) ......................        1,220           105
     AIXTRON (J0) ................................        4,171            20
     Allianz AG * (JR) ...........................        6,080           578
     Altana AG (JO) ..............................        2,450           112
     BASF AG (BC) ................................       17,910           678
     Bayer AG * (JL) .............................       22,830           490
     Bayerische Vereinsbank AG * (JP) ............        9,472           151
     Beiersdorf AG (JK) ..........................          970           108
     DaimlerChrysler AG * (BV) ...................       28,513           878
     Deutsche Bank AG * (JP) .....................       17,850           822
     Deutsche Post AG (BP) .......................       12,695           133
     Deutsche Telekom AG * (JI) ..................       70,240           902
     E.On AG (J3) ................................       20,148           812
     Epcos AG * (JY) .............................        2,944            31
     Fresenius Medical Care AG (JM) ..............        2,350            97
     Heidelberg Zement (BD) ......................        1,128            42
     Infineon Technologies AG * (J0) .............       12,020            88
     Karstadt AG (JD) ............................        2,200            38
     Linde AG (BM) ...............................        2,600            95
     Lufthansa AG (BQ) ...........................        4,730    $       44
     MAN AG (BM) .................................        5,550            77
     Merck KGAA (JO) .............................        1,360            36
     Metro AG (JD) ...............................        3,900            93
     Muenchener Rueckversicherungs-
      Gesellschaft AG * (JR) .....................        3,560           426
     Preussag AG (BZ) ............................        6,400           108
     RWE AG (J5) .................................       13,450           348
     SAG AG * (JV) ...............................        6,480           513
     Schering AG * (JO) ..........................        5,640           245
     SGL Carbon AG (BF) ..........................        1,190            10
     Siemens AG * (BL) ...........................       26,090         1,108
     Thyssen Krupp AG * (BF) .....................       10,711           120
     Volkswagen AG (BV) ..........................        7,250           264
     WCM Beteiligungs-und Grundbesitz AG (JQ) ....        8,076            21
                                                                   ----------
                                                                        9,593

Greece - 0.7%
     Alpha Credit Bank (JP) ......................        7,418            90
     Bank of Piraeus (JP) ........................        8,434            53
     Commercial Bank of Greece (JP) ..............        3,706            56
     EFG Eurobank (JP) ...........................        5,596            66
     Hellenic Bottling Co. SA (JG) ...............        5,160            71
     Hellenic Telecommunication
      Organization SA * (JI) .....................       14,395           158
     Intracom SA (JW) ............................        5,252            24
     National Bank of Greece SA (JP) .............        5,791            82
     Panafon Hellenic Telecom SA (J2) ............        7,597            43
     Titan Cement Co. SA (BD) ....................        1,400            54
                                                                   ----------
                                                                          697

Hong Kong - 1.4%
     Beijing Datang Power Generation Co.,
      Ltd. (J3) ..................................      165,000            54
     Cathay Pacific Airways (BQ) .................       20,000            27
     China Southern Airlines Co. Ltd * (BQ) ......      207,000            56
     China Telecom, Ltd. (J2) ....................       96,000           229
     CLP Holdings, Ltd. (J3) .....................       30,600           123
     Guangshen Railway Co., Ltd. * (BS) ..........      329,000            56
     Hang Seng Bank, Ltd. * (JP) .................       12,600           134
     Henderson Land Development Co.,
      Ltd. * (JS) ................................       22,000            66
     HSBC Holdings plc (JP) ......................        4,900            54
     Hutchison Whampoa, Ltd. * (BL) ..............       28,500           178
     Johnson Electric Holdings, Ltd. * (BK) ......        7,000             8
     Legend Holdings (JX) ........................      122,000            40
     Li & Fung, Ltd. * (BO) ......................       36,000            34
     New World Development Co., Ltd. (JS) ........       48,000            24
     Pacific Century Cyberworks, Ltd. (JI) .......      159,380            25
     Sun Hung Kai Properties, Ltd. * (JS) ........       23,000           136
     Swire Pacific, Ltd. - Cl.A * (JQ) ...........       23,500            90
     Wharf Holdings, Ltd. (JQ) ...................        8,000            15
                                                                   ----------
                                                                        1,349

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK - Continued

Hungary - 0.2%
     Gedeon Richter * (JO) .......................          900    $       60
     MOL Magyar Olaj-es Gazipari Rt. (BB) ........        2,200            51
     OTP Bank (JP) ...............................       10,900           107
                                                                   ----------
                                                                          218

Ireland - 0.6%
     Allied Irish Banks plc * (JP) ...............       14,400           194
     Bank of Ireland (JP) ........................       17,060           174
     CRH plc * (BD) ..............................        5,600            69
     Elan Corp. (JO) .............................        5,813            13
     Irish Life & Permanent plc (JR) .............        4,553            49
     Kerry Group plc (JH) ........................        5,800            78
     Ryanair Holdings (BQ) .......................        4,845            34
                                                                   ----------
                                                                          611

Israel - 0.4%
     Bank Hapoalim (JP) ..........................       43,700            63
     Bezeq Israeli Telecommunication Corp.,
      Ltd. (JI) ..................................       23,600            23
     IDB Holdings Corp., Ltd. (JQ) ...............        5,100            77
     Koor Industries, Ltd. * (JI) ................           83             1
     Makteshim-Agan Industries, Ltd. (BC) ........       26,900            44
     Teva pharmaceutical Industries, Ltd. * (JO) .        4,600           172
                                                                   ----------
                                                                          380
Italy - 8.3%
     Alitalia SpA (BQ) ...........................       50,000            13
     Alleanza Assicurazioni * (JR) ...............       15,000           114
     Assicurazioni Generali * (JR) ...............       38,132           784
     Autogrill SpA (BZ) ..........................        5,723            44
     Autostrade SPA (BT) .........................       33,942           337
     Banca Fideuram (JP) .........................       10,000            47
     Banca Intesa SpA (JP) .......................      186,200           376
     Banca Nazionale del Lavoro (JP) .............       80,913            89
     Banca Popolare di Milano (JP) ...............       18,100            66
     BCA Di Roma * (JP) ..........................       78,071           100
     Benetton Group SPA * (BY) ...................        3,095            28
     Bipop-Carire SpA * (JQ) .....................       47,041            22
     Bulgari SpA (BY) ............................        8,900            42
     Enel SpA * (J3) .............................       94,165           490
     ENI * (BB) ..................................      109,900         1,746
     Fiat SpA * (BV) .............................       13,760           109
     GR Education L Espresso (JA) ................        6,014            20
     Italcementi SpA (BD) ........................        4,920            49
     Italgas (J4) ................................        7,650           104
     Luxotica Group (JL) .........................        5,176            68
     Mediaset SpA * (JA) .........................       23,200           177
     Mediobanca SpA (JP) .........................       26,289           195
     Mondadori Editore SpA (JA) ..................        5,300            33
     Monte Paschi Siena (JP) .....................       26,767            63
     Parmalat Finanziaria (JH) ...................       20,352            48
     Pirelli SpA (BK) ............................       71,100            66
     Ruinione Adriatica di Sicorta SpA (JR) ......       14,799           187
     San Paolo-IMI SpA * (JP) ....................       31,221    $      203
     Seat Pagine Gialle SpA (JA) .................      186,669           127
     SNAM Retegas (J4) ...........................       35,397           121
     Telecom Italia Mobile SpA (J2) ..............      149,360           678
     Telecom Italia SpA (J1) .....................      175,800         1,126
     Tiscali SPA (JT) ............................        6,719            30
     UniCredito Italiano SpA * (JP) ..............      134,100           536
                                                                   ----------
                                                                        8,238

Japan - 26.6%
     77 Bank, Ltd. (JP) ..........................       18,000            74
     Acom Co., Ltd. * (JQ) .......................        2,300            76
     Advantest (J0) ..............................        2,000            90
     Aiful Corp. * (JQ) ..........................        1,000            38
     Ajinomoto Co., Inc. (JH) ....................       12,000           125
     Alps Electric Co. (JY) ......................        6,000            66
     Amada Co., Ltd (BM) .........................       11,000            30
     Asahi Breweries, Ltd. (JG) ..................       13,000            85
     Asahi Chemical Industry Co., Ltd. (BC) ......       39,000            97
     Asahi Glass Co., Ltd. (BI) ..................       13,000            80
     Bank of Yokohama, Ltd. * (JP) ...............       22,000            87
     Benesse Corp. (BO) ..........................        2,600            29
     Bridgestone Corp. (BU) ......................       14,000           173
     Canon, Inc. * (JZ) ..........................       19,000           715
     Casio Computer Co. (BW) .....................        9,000            50
     Central Japan Railway Co. (BS) ..............           35           218
     Chugai Pharmaceutical Co., Ltd. (JO) ........        7,600            72
     Citizen Watch Co., Ltd. (JY) ................       10,000            45
     Credit Saison Co., Ltd. (JQ) ................        3,600            61
     CSK Corp. * (JU) ............................        2,100            44
     Dai-Ichi Pharmaceutical Co., Ltd. * (JO) ....        7,000           100
     Dai-Nippon Ink & Chemicals, Inc. (BC) .......       24,000            38
     Dai-Nippon Printing Co., Ltd. (BO) ..........       19,000           210
     Daicel Chemical Industries, Ltd. (BC) .......       10,000            28
     Daiei, Inc. (JD) ............................        4,500             5
     Daikin Industries, Ltd. (BM) ................        5,000            79
     Dainippon Screen Manufacturing Co.,
      Ltd. (JY) ..................................        7,000            24
     Daito Trust Construction Co., Ltd. (BJ) .....        1,600            35
     Daiwa Bank Holdings (JP) ....................      119,000            65
     Daiwa House Industry Co., Ltd. * (BW) .......        9,000            51
     Daiwa Securities Group, Inc. (JQ) ...........       17,000            75
     Denki Kagaku Kogyo (BC) .....................        3,000             7
     Denso Corp. (BU) ............................       12,300           202
     East Japan Railway Co. (BS) .................           79           392
     Ebara Corp. (BM) ............................        9,000            28
     Eisai Co. Ltd. * (JO) .......................        7,000           157
     Fanuc, Ltd. * (BM) ..........................        3,000           133
     Fuji Photo Film * (BX) ......................       10,000           326
     Fuji Soft ABC, Inc. (JV) ....................        1,000            16
     Fuji Television Network, Inc. (JA) ..........           11            44
     Fujikura (BK) ...............................       11,000            26
     Fujisawa Pharmaceutical Co., Ltd. * (JO) ....        5,000           114
     Fujitsu, Ltd * (JX) .........................       34,000            97

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK - Continued

Japan - Continued
     Furukawa Electric Co. (BK) ..................       16,000    $       34
     Hirose Electric Co., Ltd. * (JY) ............          400            31
     Hitachi, Ltd. (JY) ..........................       68,000           261
     Honda Motor Co. * (BV) ......................       14,000           517
     Hoya Corp. * (JY) ...........................        3,000           210
     Isetan Co., Ltd. (JD) .......................        7,000            48
     Ishikawajima-Harima Heavy Industries
      Co., Ltd. (BM) .............................       28,000            25
     Ito-Yokado Co., Ltd. * (JD) .................        9,000           265
     Itochu Corp. (BN) ...........................       34,000            74
     Japan Airlines (BQ) .........................       19,000            40
     Japan Tobacco, Inc. (JI) ....................           21           140
     JFE Holdings, Inc. * (BF) ...................       13,900           169
     JGC Corp. (BJ) ..............................        5,000            28
     Joyo Bank, Ltd. (JP) ........................       29,000            81
     Jusco Co., Ltd. * (JD) ......................        6,000           142
     Kajima Corp. (BJ) ...........................       25,000            56
     Kamigumi Co., Ltd. (BR) .....................       12,000            58
     Kanebo (JK) .................................       29,000            28
     Kaneka Corp. (BC) ...........................        5,000            27
     Kansai Electric Power Co., Inc. (J3) ........       18,400           278
     KAO Corp. (JJ) ..............................       14,000           307
     Kawasaki Heavy Industry, Ltd. (BM) ..........       37,000            29
     Kawasaki Kisen (BR) .........................       23,000            39
     Keihin Electric Express Railway Co.,
      Ltd. (BS) ..................................       17,000            77
     Keyence Corp. * (JY) ........................          900           156
     Kinden Corp. (BK) ...........................       12,000            44
     Kinki Nippon Railway (BS) ...................       36,000            78
     Kirin Brewery Co. * (JG) ....................       21,000           133
     Kokuyo Co. (BO) .............................        6,000            50
     Komatsu, Ltd. (BM) ..........................       28,000            91
     Komori Corp. (BM) ...........................        3,000            30
     Konami Co., Ltd. (JV) .......................        3,000            69
     Konica Corp. (BX) ...........................       11,000            80
     Kubota Corp. * (BM) .........................       36,000            98
     Kuraray Co., Ltd. (BC) ......................       10,000            62
     Kurita Water Industries, Ltd. (BJ) ..........        3,000            30
     Kyocera Corp. * (JY) ........................        4,100           239
     Kyowa Hakko Kogyo Co., Ltd. (JO) ............        9,000            37
     Makita Corp. * (BW) .........................        8,000            58
     Marui Co., Ltd. * (JD) ......................       10,000            98
     Matsushita Electric Industrial Co. *
      (BW) .......................................       49,000           483
     Meitic Corp. (JU) ...........................        1,000            24
     Millea Holdings, Inc. * (JR) ................           37           266
     Mitsubishi Chemical Corp. (BC) ..............       28,000            56
     Mitsubishi Corp. (BN) .......................       26,000           159
     Mitsubishi Electric Corp. (BK) ..............       43,000            99
     Mitsubishi Estate Co., Ltd. * (JS) ..........       18,000           137
     Mitsubishi Heavy Industries, Ltd. *
      (BM) .......................................       74,000           181
     Mitsubishi Logistcs Corp. (BR) ..............        7,000            34
     Mitsubishi Materials Corp. (BF) .............       36,000            39
     Mitsubishi Rayon Co., Ltd. (BC) .............       23,000    $       52
     Mitsubishi Tokyo Finance (JP) ...............           75           407
     Mitsui & Co., Ltd. (BN) .....................       31,000           145
     Mitsui Fudosan Co., Ltd. * (JS) .............       16,000           104
     Mitsui Marine & Fire Insurance Co.,
      Ltd. * (JR) ................................       30,000           138
     Mitsui Mining & Smelting Co., Ltd.
      (BF) .......................................       17,000            39
     Mitsui Petrochemical Co. (BC) ...............       18,000            80
     Mitsui Trust Holdings (JP) ..................       17,000            28
     Mitsukoshi, Ltd. (JD) .......................       14,000            29
     Mizuho Holdings, Inc. (JP) ..................          105            98
     Mori Seiki Co., Ltd. (BM) ...................        5,000            25
     Murata Manufacturing Co., Ltd. * (JY) .......        5,900           231
     NAMCO, Ltd. (BZ) ............................        2,600            44
     NEC Corp. * (JX) ............................       34,000           127
     NGK Insulators (BM) .........................       11,000            60
     NGK Spark Plug Co. (BU) .....................        7,000            45
     Nidec Corp. * (JY) ..........................          400            25
     Nikko Securities Co., Ltd. * (JQ) ...........       30,000           101
     Nikon Corp. (JO) ............................        8,000            60
     Nintendo Corp., Ltd. * (BW) .................        2,600           243
     Nippon Comsys Corp. (BJ) ....................        5,000            17
     Nippon Express Co., Ltd. (BS) ...............       22,000            86
     Nippon Mining & Holding * (BF) ..............       13,000            17
     Nippon Mitsubishi Oil Co., Ltd. (BB) ........       29,000           131
     Nippon Sheet Glass Co., Ltd. (BI) ...........       11,000            20
     Nippon Steel Co. (BF) .......................      133,000           156
     Nippon Telegraph & Telephone Corp. *
      (J1) .......................................          129           468
     Nippon Unipac Holding, Co. (BG) .............           27           117
     Nippon Yusen Kabushiki Kaisha (BR) ..........       27,000            91
     Nissan Motor Acceptance Corp. * (BV) ........       57,000           444
     Nitto Denko Corp. (BK) ......................        4,000           114
     Nomura Securities Co., Ltd. * (JQ) ..........       42,000           472
     NSK, Ltd. (BM) ..............................       13,000            33
     NTN Corp. (BM) ..............................        9,000            31
     NTT Data Corp. (JU) .........................           33            91
     NTT Mobile Communications Network,
      Inc. * (J2) ................................          411           758
     Obayashi Corp. (BJ) .........................       16,000            36
     Oji Paper Co. (BG) ..........................       27,000           116
     Olympus Optical Co. * (JL) ..................        6,000            98
     Omron Corp. (JY) ............................        8,000           118
     Onward Kashiyama Co., Ltd. (BY) .............        7,000            55
     Oracle Corp. (JV) ...........................        1,000            24
     Oriental Land Co., Ltd. (BZ) ................          900            54
     Orix Corp. * (JQ) ...........................        2,100           135
     Osaka Gas Co. (J4) ..........................       51,000           126
     Pioneer Corp. * (BW) ........................        5,000            94
     Promise Co., Ltd. * (JQ) ....................        2,600            93
     Ricoh Co., Ltd. (JZ) ........................       15,000           246
     Rohm Co., Ltd. * (J0) .......................        2,400           305
     Sankyo Co., Ltd. * (JO) .....................       11,000           138

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK - Continued

Japan - Continued
     Sanrio Co., Ltd. (BW) .......................        3,000    $       15
     Sanyo Electric Co. * (BW) ...................       42,000           109
     Secom Co. * (BO) ............................        4,500           154
     Sega Enterprises (BW) .......................        2,900            29
     Sekisui Chemical Co. (BW) ...................        7,000            18
     Sekisui House, Ltd. * (BW) ..................       10,000            71
     Seven-Eleven Japan * (JF) ...................        9,000           274
     Sharp Corp. (BW) ............................       23,000           218
     Shimamura Co., Ltd. (JE) ....................          800            51
     Shimano, Inc. (BX) ..........................        2,000            30
     Shimizu Corp. (BJ) ..........................       19,000            47
     Shin-Etsu Chemical Co. * (BC) ...............        9,000           295
     Shionogi & Co., Ltd. * (JO) .................        8,000           113
     Shiseido Co., Ltd. * (JK) ...................        6,000            78
     Shizuoka Bank, Ltd. (JP) ....................       19,000           122
     Showa Denko (BC) ............................       23,000            29
     Showa Shell Sekiyu KK (BB) ..................        5,000            35
     Skylark Co., Ltd. (BZ) ......................        3,000            40
     SMC Corp. * (BM) ............................        1,400           131
     Softbank Corp. (JT) .........................        5,200            59
     Sony Corp. * (JY) ...........................       20,300           848
     Sumitomo Chemical Co. (BC) ..................       18,000            71
     Sumitomo Corp. * (BO) .......................       20,000            86
     Sumitomo Electric Industries (BK) ...........       15,000            97
     Sumitomo Heavy Industry (BM) ................       23,000            13
     Sumitomo Metal Industries (BF) ..............      102,000            37
     Sumitomo Metal Mining Co. (BF) ..............       17,000            71
     Sumitomo Mitsui GR (JP) .....................           88           275
     Sumitomo Osaka Cement (BD) ..................        5,000             7
     Sumitomo Trust & Banking (JQ) ...............       23,000            93
     Taiheiyo Cement (BD) ........................       17,000            21
     Taisho Pharmaceutical Co., Ltd. * (JO) ......        3,000            44
     Taiyo Yuden Co., Ltd. * (JY) ................        4,000            42
     Takara Shuzo Co., Ltd. (JG) .................        4,000            17
     Takashimaya Co., (JD) .......................        9,000            35
     Takeda Chemical Industries * (BC) ...........       19,000           794
     Takefuji Corp. * ( JQ) ......................        1,630            94
     TDK Corp. * (JY) ............................        2,700           109
     Teijin, Ltd. (BC) ...........................       25,000            60
     Teikoku Oil Co., Ltd. (BB) ..................       15,000            60
     Terumo Corp. * (JL) .........................        4,000            55
     The Bank of Fukuoka, Ltd. (JP) ..............        8,000            32
     TIS, Inc. (JU) ..............................        1,000            15
     Tobu Railway Co., Ltd. (BS) .................       29,000            77
     Toda Corp. (BJ) .............................        3,000             5
     Tohu Co., Ltd. (JA) .........................        5,000            48
     Tohoku Electric Power (J3) ..................       13,300           196
     Tokyo Electric Power (J3) ...................       27,100           515
     Tokyo Electron, Ltd. * (J0) .................        3,800           172
     Tokyo Gas Co. (J4) ..........................       72,000           226
     Tokyu Corp. * (BS) ..........................       26,000            91
     Toppan Printing Co. * (JA) ..................       16,000           120
     Toray Industries, Inc. * (BC) ...............       33,000            70
     Toshiba Corp. * (JX) ........................       70,000           219
     Tostem Corp. (BI) ...........................        8,000           121
     Toto, Ltd. (BI) .............................       13,000    $       48
     Toyo Seikan Kaisha, Ltd. (BE) ...............        5,000            60
     Toyota Motor Corp. * (BV) ...................       54,800         1,472
     Trend Micro, Inc. (JV) ......................        2,000            34
     Ube Industries (BL) .........................       21,000            21
     UFJ Holdings, Inc. (JP) .....................           80            81
     Uni-Charm Corp. (JJ) ........................        1,400            56
     UNY Co., Ltd. (JD) ..........................        7,000            68
     Wacoal Corp. * (BY) .........................        8,000            62
     World Co., Ltd. (BY) ........................        1,400            27
     Yamaha Corp. (BX) ...........................        6,000            55
     Yamanouchi Pharmaceutical Co., Ltd. * (JO) ..        8,000           232
     Yamato Transport Co., Ltd. (BP) .............       12,000           157
     Yasuda F & M Insurance (JR) .................       19,000           111
     Yokogawa Electric (JY) ......................        8,000            50
                                                                   ----------
                                                                       26,355

Luxembourg - 0.1%
     Reliance Industries * (BY) ..................       11,000           135

Malaysia - 0.7%
     Berjaya Sports Toto Berhad (BZ) .............        2,000             2
     Commerce Asset Holdings * (JP) ..............       44,000            38
     Gamuda Berhad (BJ) ..........................       22,000            32
     IJM Corporation Berhad (BJ) .................       19,000            25
     Malayan Banking Berhad * (JP) ...............       53,000           103
     Malaysia International Shipping Berhad (BR) .       52,000            94
     Public Bank Berhad (JP) .....................       73,000            50
     Resorts World Berhad * (BZ) .................       21,000            52
     Sime Darby Berhad * (BL) ....................       68,000            89
     Telekom Malaysia Berhad (J1) ................       40,000            83
     Tenaga Nasional Berhad (J3) .................       28,000            70
     YTL Corp., Berhad (J3) ......................       23,460            19
                                                                   ----------
                                                                          657

Mexico - 0.8%
     America Movil SA de CV - Ser L * (J2) .......      162,000           116
     Cemex SA de CV * (BD) .......................       24,000           103
     Cifra SA de CV - Ser. V * (JD) ..............       17,000            39
     Fomento Economico Mexicano SA de CV * (JG) ..       20,000            73
     GF BBVA Bancomer - Ser. B (JP) ..............       70,000            53
     Grupo Carso SA de CV - Ser. A1 * (BL) .......       16,000            39
     Grupo Modelo SA de CV - Ser. C * (JG) .......       34,000            83
     Grupo Televisa SA * (JA) ....................       33,000            46
     Kimberly-Clark de Mexico SA de CV * (BG) ....       22,000            51
     Nuevo Grupo Mexico (BF) .....................       18,000            20
     Telephonos de Mexico SA - Ser. L (J1) .......      110,000           176
     U.S. Commercial Corp. - Ser. B1 (BL)  .......       16,000             7
                                                                   ----------
                                                                          806
Netherlands - 2.5%
     ABN Amro Holding NV * (JP) ..................       12,500           204

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK - Continued

Netherlands - Continued
     Aegon NV * (JR) .............................       10,900    $      140
     Akzo Nobel NV * (BC) ........................        1,856            59
     ASM Lithography Holding NV (JO) .............        5,100            43
     Elsevier NV * (JA) ..........................        9,300           114
     Heineken NV * (JG) ..........................        2,968           116
     ING Groep NV (JQ) ...........................       17,000           288
     Koninklijke * (Royal) Philips
      Electronics NV (JY) ........................       22,176           262
     Koninklijke Ahold NV * (JY) .................        7,000            89
     Royal Dutch Petroleum Co. * (BB) ............       17,028           749
     TNT Post Group NV (BP) ......................        5,610            91
     Unilever NV * (JH) ..........................        4,519           277
     Wolters Kluwer NV * (JA) ....................        2,300            40
                                                                   ----------
                                                                        2,472

New Zealand - 0.5%
     Carter Holt Harvey, Ltd. (BG) ...............        4,900             4
     Contact Energy Limited (J3) .................       62,600           130
     Fisher & Paykel AP (BW) .....................       10,192            51
     Fletcher Building (BD) ......................       31,200            55
     Telecom Corp. of New Zealand, Ltd. (J1) .....       75,400           179
     The Warehouse Group, Ltd. (JD) ..............       29,000           111
                                                                   ----------
                                                                          530

Norway - 1.2%
     Bergesen DY ASA - Cl. A (BR) ................        4,300            82
     Den Norske Bank (JP) ........................       18,760            88
     Elkem ASA (BF) ..............................          700            15
     Kvaerner plc (BJ) ...........................        7,600             4
     Merkantildata ASA (JU) ......................        9,800             7
     Norsk Hydro ASA (BL) ........................        7,740           346
     Norske Skogindustrier ASA - Cl.A * (BG) .....        3,400            48
     Opticom AS (JX) .............................          160             1
     Orkla ASA * (JH) ............................        8,320           142
     SMEDVIG * (BA) ..............................        3,600            17
     Smedvig ASA * (BA) ..........................        4,600            19
     Statoil ASA * (BB) ..........................       21,920           185
     Storebrand ASA (JR) .........................       16,140            60
     Tanderg ASA (BJ) ............................        3,920            23
     Telenor AS * (JI) ...........................       22,160            85
     Tomra Systems ASA (BM) ......................       10,000            65
                                                                   ----------
                                                                        1,187

Philippines - 0.1%
     Ayala Land, Inc. * (JS) .....................       36,460             3
     Metro Bank & Trust (JP) .....................       65,450            39
     Philippine Long Distance Telephone Co. * (J1)        3,200            16
     SM Prime Holdings, Inc. (JS) ................      545,000            48
                                                                          106

Portugal - 0.8%
     Banco Comercial Portgues SA (JP) ............       49,000           117
     BPI-SGPS SA (JQ) ............................       33,590    $       77
     Brisa-Auto Estradas de Portugal SA (BT) .....       16,750            93
     Electricidade de Portugal SA (J3) ...........       93,600           156
     Part Multimedia SGPS (JA) ...................        4,557            48
     Portugal Telecom SA * (J1) ..................       36,700           252
     Sonae SGPS SA (BL) ..........................       87,600            37
                                                                   ----------
                                                                          780

Singapore - 0.5%
     Chartered Semiconductor Manufacturing (J0) ..       12,000             5
     City Developments, Ltd. (JS) ................       15,000            36
     Cycle & Carriage, Ltd. (JE) .................        8,766            17
     DBS Group Holdings, Ltd. * (JP) .............       17,000           108
     Haw Par Value Corp., Ltd. (BL) ..............          876             2
     Neptune Orient Lines, Ltd. (BR) .............       14,000             7
     Oversea-Chinese Banking Corp., Ltd. (JP) ....       16,000            89
     Singapore Telecommunications, Ltd. * (J1) ...      101,000            72
     United Overseas Bank, Ltd. * (JP) ...........       21,448           146
                                                                   ----------
                                                                          482

South Africa - 1.4%
     Anglo American Platinum Corp., Ltd. (BF) ....        1,600            59
     Anglo American plc * (BF) ...................       27,100           400
     Anglogold * (BF) ............................        1,800            61
     Barlow, Ltd. * (BL) .........................        3,300            23
     Dimension Data Holdings plc (JU) ............       79,483            35
     FirstRand, Ltd. (JP) ........................       57,900            50
     Foschini, Ltd. (JE) .........................       37,100            49
     Gold Fields Mining * (BF) ...................        5,200            73
     Impala Platinum Holdings, Ltd. (BF) .........        1,000            64
     Imperial Holdings, Ltd. (JE) ................       10,091            65
     Investec Ltd. (JQ) ..........................          851            11
     Liberty Life Association of Africa, Ltd. (JR)        3,300            21
     M-Cell, Ltd. (J2) ...........................       40,200            57
     Nampak, Ltd. (BE) ...........................       25,500            42
     Nedcor, Ltd. * (JP) .........................        2,100            27
     Sappi, Ltd. * (BG) ..........................        5,700            76
     Sasol, Ltd. * (BB) ..........................       11,800           145
     South African Breweries plc (JG) ............        1,600            11
     Standard Bank Investment Corp., Ltd. (JP) ...       18,000            63
                                                                   ----------
                                                                        1,332

South Korea - 1.8%
     Hyundai Motor Co., Ltd. (BV) ................        3,560            83
     KIA Motors Corp. (BV) .......................        3,310            25
     Kookmin Bank * (JP) .........................        4,279           151
     Korea Electric Power Corp. * (J3) ...........        5,400            83

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK - Continued

South Korea - Continued
     Korea Telecom Corp. (J1) ....................        1,040    $       44
     Korea Telecom Freetel (J1) ..................        2,980            71
     LG Chemical (BC) ............................        2,035            70
     LG Electronics, Inc. (JY) ...................        2,330            71
     LG Investment & Securities Co., Ltd. * (JQ) .        2,460            28
     Pohang Iron & Steel Co., Ltd. (BF) ..........        1,790           178
     Samsung Corp. (JY) ..........................        6,120            33
     Samsung Display Devices Co. (JY) ............        1,000            58
     Samsung Electro-Mechanics Co. (JY) ..........        1,460            54
     Samsung Electronics * (JY) ..................        2,250           596
     Samsung Fire & Marine Insurance (JR) ........          942            51
     Samsung Securities Co., Ltd. (JQ) ...........        1,280            31
     Shinhan Financial (JP) ......................        4,090            43
     SK Telecom Co., Ltd. * (J2) .................          670           129
                                                                   ----------
                                                                        1,799

Spain - 4.3%
     ACS, Actividades de Construccion y
      Servicios, SA (BJ) .........................        2,419            78
     Amadeus Global Travel - Ser. A (BO) .........        5,240            22
     Autopistas Concesionaria Espanola SA (BT) ...       13,503           153
     Banco Bilbao Vizcaya SA * (JP) ..............       72,728           696
     Banco Santander Central Hispano SA * (JP) ...       99,600           683
     Endesa SA * (J3) ............................       24,100           282
     Fomento de Construcciones y Contratas
      SA (BJ) ....................................        1,400            31
     Gas Natural SDG SA * (J4) ...................        6,400           121
     Grupo Dragados SA (BJ) ......................        2,600            44
     Iberdrola SA (J3) ...........................       19,900           279
     Inditex (JE) ................................        6,292           148
     Repsol SA * (BB) ............................       22,200           293
     Sol Melia SA (BZ) ...........................        5,700            22
     Tabacalera SA - Cl. A (JI) ..................        7,714           176
     Telefonica SA * (J1) ........................      107,079           958
     Terra Networks SA (JT) ......................        9,309            39
     Union Electrica Fenosa SA (J3) ..............        8,400           111
     Vallehermoso SA (JS) ........................        8,700            90
                                                                   ----------
                                                                        4,226

Sweden - 1.5%
     Drott AB (JS) ...............................        5,400            60
     Electrolux AB - Ser. B * (BW) ...............        3,800            60
     Hennes & Mauritz AB * (JE) ..................        7,500           145
     NetCom Systems, Inc. - Cl.B (J1) ............        1,732            46
     Nordic Baltic Holding AB (JP) ...............       34,928           154
     SANDVIK AB * (BM) ...........................        4,350            98
     Securitas AB * (BO) .........................        4,700            56
     Skand Enskilda Banken - Cl. A (JP) ..........       10,200            85
     Skandia Forsakrings AB (JR) .................       13,900            37
     Skanska AB - Ser. B (BJ) ....................       11,000            65
     Svenska Cellulosa AB - Cl. B (BG) ...........        3,100           105
     Svenska Handelsbanken, Inc. (JP) ............        9,300    $      124
     Telefonaktiebolaget LM Ericsson AB (JW) .....      273,600           192
     Telia AB (JI) ...............................       44,544           168
     Volvo AB * (BM) .............................        5,750            94
                                                                   ----------
                                                                        1,489

Switzerland - 1.6%
     Adecco SA * (BO) ............................          600            24
     Credit Suisse Group * (JP) ..................        6,280           136
     Nestle SA * (JH) ............................        1,460           309
     Novartis AG (JO) ............................       11,270           411
     Roche Holdings AG (JO) ......................         2312           172
     Swiss Reinsurance Co. * (JR) ................          600            40
     Swisscom AG * (J1) ..........................          360           104
     Syngenta AG (BC) ............................          547            32
     UBS AG * (JP) ...............................        5,928           288
     Zurich Finance (JR) .........................          537            50
                                                                   ----------
                                                                        1,566

Taiwan - 0.9%
     Acer Communication (JI) .....................       59,754            58
     Advanced Semiconductor Engineering,
      Inc. (J0) ..................................       59,000            35
     Arima Computer (JX) .........................       49,500            16
     Asustek Computer * (JX) .....................       18,000            32
     AU Optronics Corp. (JY) .....................       53,000            31
     China Dev Fin Holding (JP) ..................       61,342            23
     China Trust Finance (JP) ....................       36,000            29
     CMC Magnetics Corp. (JX) ....................       51,600            21
     Compal Electronics, Inc. * (JX) .............       38,400            40
     Formosa Chemical & Fibre (BC) ...............       29,680            32
     Formosa Plastic * (BC) ......................       29,960            39
     Hon Hai Precision Insustry Co., Ltd. -
      Cl. G * (JY) ...............................       17,250            60
     Kinpo Electronics (JZ) ......................       63,280            33
     Lite on Technology (JX) .....................       41,428            47
     Macronix International Co., Ltd. (JX) .......       59,400            18
     Micro Star International (JX) ...............        8,000            13
     Nan Ya Plastic Corp. (BC) ...................       47,080            41
     Quanta Computer, Inc. (JX) ..................       14,950            25
     Realtek Semiconductor Corp. * (JO) ..........        9,100            24
     Ritek Corp. (JX) ............................       45,000            19
     Siliconware Precision (J0) ..................       44,000            21
     Taiwan Semiconductor * (J0) .................      125,000           154
     Tatung (BL) .................................      100,000            20
     United Microelectronics Corp. * (J0) ........       81,250            49
     Via Technologies Inc. * (JX) ................       13,420            15
     Winbond Electronic (JY) .....................       69,000            30
                                                                   ----------
                                                                          925
Thailand - 0.2%
     Advanced Information Services (J2) ..........       65,700            54

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)
COMMON STOCK - Continued

Thailand - Continued
     PTT Exploration & Production Public
      Co., Ltd. (BB) .............................       22,200    $       71
     Siam Cement Public Co., Ltd. (BD) ...........        2,400            70
                                                                   ----------
                                                                          195

Turkey - 0.1%
     Arcelik AS (BW) .............................    2,360,200            18
     Turkiye Is Bankasi - Cl. C * (JP) ...........   14,914,592            39
                                                                   ----------
                                                                           57

United Kingdom - 9.8%
     Amvescap plc * (JQ) .........................        6,400            41
     AstraZeneca Group plc * (JO) ................       11,139           398
     Barclays (JP) ...............................       50,100           310
     Barratt Developments plc (BW) ...............        1,400             9
     Bass plc (BZ) ...............................        4,300            35
     BG Group plc * (BB) .........................       33,066           143
     Billiton plc (BF) ...........................       16,250            87
     BOC Group plc * (BC) ........................        6,300            90
     Boots Co. plc (JF) ..........................        6,600            62
     BP Amoco plc (BB) ...........................      147,300         1,012
     Brambles Industries * (BO) ..................        7,600            19
     British Aerospace plc (BH) ..................       24,663            49
     British Airport Authority plc (BT) ..........       11,700            95
     British American Tobacco plc * (JI) .........       11,300           113
     British Land Co. plc (JS) ...................        9,000            65
     British Sky Broadcast plc (JA) ..............       12,100           124
     BT Group (JI) ...............................       64,100           201
     Cadbury Schweppes plc * (JH) ................       17,900           112
     Canary Wharf Group (JS) .....................        8,900            34
     Carlton Communications plc * (JA) ...........       13,900            30
     Centrica plc * (J4) .........................       37,600           103
     CGU plc (JR) ................................       20,600           147
     Compass Group plc * (BZ) ....................       14,122            75
     Diageo plc * (JG) ...........................       24,600           267
     Dixons Group plc (JE) .......................       23,200            54
     EMI Group plc (JA) ..........................        9,000            20
     GKN * (BU) ..................................        7,600            25
     GlaxoSmithKline plc * (JO) ..................       41,292           792
     Granada Compass plc * (JA) ..................       25,122            32
     Hanson plc * (BD) ...........................        8,990            40
     Hays plc * (BO) .............................       14,400            21
     HBOS * (JP) .................................       21,800           230
     Hilton Group plc * (BZ) .....................       27,700            74
     HSBC Holdings plc (JP) ......................       58,900           651
     Imperial Chemical Industries plc * (BC) .....        7,100            26
     Invensys plc (BM) ...........................       38,785            33
     J Sainsbury plc * (JF) ......................       18,100            81
     Kingfisher plc * (JE) .......................       13,454            48
     Land Securities SGP (JQ) ....................        7,350            93
     Legal & General Group plc (JR) ..............       58,600            91
     Lloyds TSB Group plc (JP) ...................       42,300           304
     Marks & Spencer * (JD) ......................       17,566            89
     National Grid Group * (JY) ..................       26,812    $      197
     National Power plc (J3) .....................       14,200            22
     Nycomed Amersham plc (JL) ...................        5,700            51
     P&O Princess Cruises plc (BZ) ...............        1,900            13
     Pearson plc * (JA) ..........................        8,100            75
     Peninsular & Oriental Steam Navigation
      Co. (BR) ...................................        6,800            18
     Prudential Corp. (JR) .......................       19,300           136
     Rank Group plc * (BZ) .......................        5,800            25
     Reed International plc (JA) .................        9,400            80
     Rentokil Initial plc (BO) ...................       26,700            95
     Reuters Group plc * (JA) ....................       12,500            36
     Rio Tinto plc * (BF) ........................        6,600           132
     Royal Bank of Scotland Group * (JP) .........       19,000           455
     Schroders (JQ) ..............................        3,150            26
     Scottish Power plc * (J3) ...................       17,100           100
     Shell Transport & Trading Co. plc *
      (BB) .......................................       65,900           434
     Slough Estates Finance plc (JS) .............        8,000            44
     Tesco plc * (JF) ............................       55,900           175
     The Great Universal Stores plc (JC) .........        5,500            51
     The Sage Group plc (JV) .....................       15,700            34
     Unilever plc * (JK) .........................       20,503           195
     United Utilities plc * (J5) .................       10,400           104
     Vodafone AirTouch plc (J2) ..................      446,521           814
     WPP Group plc * (JA) ........................        7,500            57
                                                                   ----------
                                                                        9,694

United States - 1.8%
     Bajaj Auto, Ltd. - GDR (BV) .................        5,900            60
     Banco Bradesco - ADR (JP) ...................        2,918            46
     Banco Itau SA - ADR * (JP) ..................        2,760            67
     Banco Santander Chile - ADR (JP) ............        2,900            54
     Brasil Telecom Participacoes SA (J1) ........        1,326            34
     Centrais Electricas Brasileirias SA -
      ADR Cl.B * (J3) ............................       12,874            43
     Check Point Software Technologies, Ltd.
      * (JT) .....................................        4,200            54
     Companhia De Bebidas ADR (JG) ...............        5,050            77
     Companhia Energetica de Minas Gerias -
      ADR (J3) ...................................        3,101            23
     Companhia Vale do Rio Doce - ADR
      (BF) .......................................        5,600           154
     Compania Cervecerias Unidas SA -
      ADR * (JG) .................................        3,900            57
     Compania de Telecommunicaciones de
      Chile SA * (J1) ............................        2,500            24
     EIH, Ltd. - GDR (BZ) ........................        6,700            27
     Embotelladora Andina SA - ADR * (JG) ........        6,100            43
     Empresa Nacional de Electricidad SA -
      ADR * (J3) .................................       10,100            78
     Enersis SA - ADR * (J3) .....................        3,700            15
     Grasim Industries, Ltd. - GDR (BL) ..........        7,100            47
     Great Eastern Shipping Co. - GDR (BL) .......        9,020            31
     Hindalco Industries, Ltd. - GDR (BF) ........        4,900            58

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK - Continued

United States - Continued
     Huaneng Power International, Inc. -
      ADR * (J3) .................................        1,800    $       58
     ITC, Ltd. - GDR (JI) ........................        5,900            82
     Lukoil Holding - ADR * (BB) .................        2,700           166
     Mahindra & Mahindra, Ltd. * (BL) ............       16,500            37
     Petroleo Brasileiro SA * (BB) ...............        5,500            82
     Petroleo Brasileiro SA - ADR (BB) ...........        6,800            89
     Ranbaxy Laboratories, Ltd. - GDR (JO) .......        6,560            83
     Surgutneftegaz - ADR (BB) ...................        6,800           108
     Tatneft - ADR (BB) ..........................        2,400            36
     United Energy Systems Russia - ADR
      (J3) .......................................        6,700            86
                                                                   ----------
                                                                        1,819
                                                                   ----------
                               TOTAL COMMON STOCK-         94.9%       93,872

PREFERRED STOCK

Australia - 0.2%
     News Corp., Ltd. (JA) .......................       31,300           168

Germany - 0.4%
     Henkel KGAA (BC) ............................        2,500           158
     Porsche AG (BV) .............................          250           104
     Prosiebebensati Medi (JA) ...................        4,091            28
     Volkswagen AG (BV) ..........................        3,212            84
     Wella AG (JK) ...............................          500            30
                                                                   ----------
                                                                          404

South Korea - 0.1%
     Samsung Electronics (JY) ....................          550            70
                                                                   ---------
                            TOTAL PREFERRED STOCK-          0.7%          642

WARRANTS

Mexico - 0.0%
     Cemex SA (BJ)
      expires 12/21/04 (Cost $1) .................        2,000             1
                                                                   ----------
                                   TOTAL WARRANTS-          0.0%            1

RIGHTS

Spain - 0.0%
     Acesa Infraestructuras SA (BJ)
      expires 12/27/02 (Cost $0) .................       13,503             8

Thailand - 0.0%
     TelecomAsia (JI)
      expires 04/03/02 (Cost $0) .................       35,747    $        0
                                                                   ----------
                                     TOTAL RIGHTS-          0.0%            8

                                                         Par         Market
                  Name of Issuer                        Value        Value
                                                       (000's)      (000's)
INVESTMENT COMPANIES HELD
 AS COLLATERAL ON LOANED
 SECURITIES - 25.7%
     State Street Navigator Securities
      Lending Portfolio ..........................   $   25,433    $   25,433

SHORT-TERM INVESTMENTS

     Investment in joint trading account (Note B)
          1.388% due 01/02/03 ....................        3,750         3,750
     U.S. Treasury - Bills
          1.175% due 03/20/03 ....................          450           448
                                                                   ----------
                     TOTAL SHORT-TERM INVESTMENTS-          4.2%        4,198
                                                     ----------    ----------
                                 TOTAL INVESTMENTS        125.5%      124,154
             Cash and Receivables, less payables-         (25.5)%     (25,237)
                                                     ----------    ----------
                                       NET ASSETS-        100.0%   $   98,917
                                                     ==========    ==========

*Non-income producing security.
ADR-American Depository Receipt.
GDR-Global Depository Receipt.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY

                                                                      Market         % of
                     Industry                         Industry         Value       Long-Term
                                                    Abbreviation      (000s)      Investments
Banks ............................................        JP       $     13,254          14.0%
Oil & Gas ........................................        BB              7,510           7.9%
Diversified Telecommunication Services ...........        J1              5,877           6.2%
Pharmaceuticals ..................................        JO              4,976           5.3%
Electric Utilities ...............................        J3              4,417           4.7%
Automobiles ......................................        BV              4,331           4.6%
Insurance ........................................        JR              4,296           4.5%
Electronic Equipment & Instruments ...............        JY              4,078           4.3%
Chemicals ........................................        BC              3,431           3.6%
Wireless Telecommunications Services..............        J2              2,952           3.1%
Metals & Mining ..................................        BF              2,750           2.9%
Diversified Financials ...........................        JQ              2,190           2.3%
Industrial Conglomerates .........................        BL              2,035           2.2%
Media ............................................        JA              1,785           1.9%
Machinery ........................................        BM              1,548           1.6%
Household Durables ...............................        BW              1,539           1.6%
Food Products ....................................        JH              1,495           1.6%
Food & Drug Retailing ............................        JF              1,431           1.5%
Beverages ........................................        JG              1,339           1.4%
Semiconductor Equipment & Products................        J0              1,275           1.4%
Real Estate Investment Trust .....................        JS              1,213           1.3%
Multiline Retail .................................        JD              1,169           1.2%
Road & Rail ......................................        BS              1,075           1.1%
Office Electronics ...............................        JZ                994           1.1%
Communications Equipment .........................        JW                963           1.0%
Commercial Services & Supplies ...................        BO                921           1.0%
Hotels Restaurants & Leisure .....................        BZ                904           1.0%
Health Care Equipment &  Supplies ................        JL                881           0.9%
Personal Products ................................        JK                855           0.9%
Construction Materials ...........................        BD                833           0.9%
Transportation Infrastructure ....................        BT                812           0.9%
Gas Utilities ....................................        J4                801           0.9%
Computers & Peripherals ..........................        JX                768           0.8%
Software .........................................        JV                752           0.8%
Electrical Equipment .............................        BK                722           0.8%
Multi-Utilities ..................................        J5                696           0.7%
Paper & Forest Products ..........................        BG                669           0.7%
Marine ...........................................        BR                638           0.7%
Auto Components ..................................        BU                611           0.7%
Textiles & Apparel ...............................        BY                603           0.6%
Specialty Retail .................................        JE                578           0.6%
Construction & Engineering .......................        BJ                564           0.6%
Building Products ................................        BI                543           0.6%
Tobacco ..........................................        JI                511           0.5%
Leisure Equipment & Products .....................        BX                491           0.5%
Air Freight & Couriers ...........................        BP                381           0.4%
Trading Companies & Distributors .................        BN                377           0.4%
Household Products ...............................        JJ                363           0.4%
IT Consulting & Services .........................        JU                276           0.3%
Containers & Packaging ...........................        BE       $        235   $       0.3%
Airlines .........................................        BQ                214           0.2%
Internet Software & Services .....................        JT                183           0.2%
Aerospace & Defense ..............................        BH                128           0.1%
Health Care Providers & Services .................        JM                 97           0.1%
Real Estate Development ..........................        JS                 80           0.1%
Internet & Catalog Retail ........................        JC                 51           0.1%
Energy Equipment & Services ......................        BA                 36           0.0%
Distributors .....................................        JB                 26           0.0%
                                                                   ------------   -----------
                                                                   $     94,523         100.0%
                                                                   ============   ===========

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK

Aerospace & Defense - 4.0%
     Alliant Techsystems, Inc. * .................        6,400    $      399
     DRS Technologies, Inc. * ....................       34,800         1,090
     Engineered Support Systems, Inc. * ..........       33,600         1,232
     Herley Industries, Inc. * ...................       81,650         1,421
     MTC Technologies, Inc. ......................       28,200           714
                                                                   ----------
                                                                        4,856

Air Freight & Couriers - 0.5%
     Forward Air Corp. * .........................       31,450           611

Auto Components - 0.4%
     Spartan Motors, Inc. ........................       37,900           431

Automobiles - 0.8%
     Borg-Warner Automotive, Inc. ................       19,900         1,003

Banks - 5.6%
     Dime Community Bancshares ...................       31,900           611
     East West Bancorp, Inc. * ...................       33,400         1,205
     Greater Bay Bancorp .........................       40,850           706
     New North Nova Corp. Pennsylvania * .........       33,700           928
     Southwest Bancorporation of Texas, Inc. * ...       40,600         1,170
     Sterling Bancshares, Inc. ...................      107,875         1,318
     Texas Regional Bancshares, Inc. .............       23,800           846
                                                                   ----------
                                                                        6,784

Biotechnology - 4.1%
     Affymetrix, Inc. * ..........................       29,200           668
     Alkermes, Inc. * ............................       37,700           236
     Charles River Laboratories * ................       28,143         1,083
     CV Therapeutics, Inc. * .....................       29,600           539
     Human Genome Sciences, Inc. * ...............       28,900           255
     Neurocrine Biosciences, Inc. * ..............       15,300           699
     Protein Design Labs, Inc. * .................       76,000           646
     Regeneron Pharmaceuticals * .................       12,050           223
     Sangstat Medium Corp. * .....................       49,900           564
                                                                   ----------
                                                                        4,913

Building Products - 0.7%
     Griffon Corp. * .............................       62,600           853

Chemicals - 1.6%
     Airgas, Inc. * ..............................       70,600         1,218
     Georgia Gulf Corp. * ........................       28,800           666
                                                                   ----------
                                                                        1,884

Commercial Services & Supplies - 8.3%
     Angelica Corp. * ............................       26,700           551
     Checkfree Corp. * ...........................       45,750           732
     Corporate Executive Board Co. * .............       49,550         1,582
     DeVry, Inc. * ...............................       42,700           709
     Kroll, Inc. .................................       76,200         1,454
     Ligand Pharmaceuticals - Cl. B * ............       72,000           387
     On Assignment, Inc. * .......................       93,200           794
     Stericycle, Inc. * ..........................       32,600         1,055
     Strayer Education, Inc. .....................       21,300         1,225
     University of Phoenix Online * ..............       18,900    $      677
     Waste Connections, Inc. * ...................       22,550           871
                                                                   ----------
                                                                       10,037

Communications Equipment - 0.5%
     McData Corp. * ..............................       84,100           597

Computers & Peripherals - 1.8%
     M-Systems Flash Disk Pioneers, Ltd. * .......      127,800           934
     ScanSource, Inc. * ..........................       25,650         1,265
                                                                   ----------
                                                                        2,199

Diversified Financials - 1.4%
     Affiliated Managers Group, Inc. * ...........       22,550         1,134
     Ameritrade Holding Corp. * ..................       90,300           511
                                                                   ----------
                                                                        1,645

Diversified Telecommunication Services - 1.8%
     Crown Castle International Corp. * ..........      190,100           713
     Nextel Partners, Inc. - Cl. A * .............       79,100           480
     Triton PCS, Inc. - Cl. A ....................      250,700           985
                                                                   ----------
                                                                        2,178

Electronic Equipment & Instruments - 0.8%
     Rudolph Technologies, Inc. * ................       50,150           961

Energy Equipment & Services - 2.0%
     Hydril Co. * ................................       45,000         1,060
     Lone Star Technologies, Inc. * ..............       39,200           584
     Oceaneering International, Inc. * ...........       33,500           829
                                                                   ----------
                                                                        2,473

Finance - 0.5%
     United Holdings Corp. .......................       56,200           660

Food & Drug Retailing - 2.1%
     Duane Reade, Inc. * .........................       51,650           878
     United Natural Foods, Inc. * ................       64,900         1,645
                                                                   ----------
                                                                        2,523

Food Products - 3.2%
     American Italian Pasta Co. * ................       39,950         1,437
     Del Monte Foods Co. * .......................       57,200           441
     Horizon Organic Holding Corp. * .............       62,200         1,007
     Ralcorp Holdings, Inc. * ....................       37,200           935
                                                                   ----------
                                                                        3,820

Health Care Equipment & Supplies - 4.8%
     Alliance Imaging, Inc. * ....................       72,100           382
     American Medical Systems Holdings * .........       56,400           914
     Diagnostic Products Corp. ...................       29,200         1,128
     ICU Medical, Inc. * .........................       19,600           731
     Integra Lifesciences Corp. * ................       60,500         1,068
     KYPHON, Inc .................................       31,900           272
     Salix Pharmaceuticals, Ltd. * ...............       74,150           518

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK - Continued

Health Care Equipment & Supplies - Continued
     Wilson Greatbatch Technologies, Inc. * ......       28,000    $      818
                                                                   ---------
                                                                        5,831

Health Care Providers & Services - 9.2%
     Accredo Health, Inc. * ......................       15,674           553
     Advisory Co. * ..............................       29,600           885
     Centene Corp. * .............................       36,000         1,209
     Cobalt Corp. ................................       59,500           821
     Covance, Inc. * .............................       64,650         1,590
     Da Vita, Inc. * .............................       27,400           676
     Dianon Systems, Inc. * ......................       16,500           787
     LifePoint Hospitals, Inc. * .................       43,500         1,302
     Medical Staffing Network Holdings, Inc. * ...       59,510           952
     Pharmaceutical Product Development,
      Inc. * .....................................       25,750           754
     Province Healthcare Co. * ...................       46,300           450
     Renal Care Group, Inc. * ....................       37,000         1,171
                                                                   ----------
                                                                       11,150

Hotels Restaurants & Leisure - 3.3%
     Applebee's International, Inc. ..............       23,225           539
     Cumulus Media, Inc. - Cl. A * ...............       16,300           242
     Panera Bread Co. - Cl. A * ..................       43,500         1,514
     Rare Hospitality International, Inc. * ......       52,900         1,461
     Ryan's Family Steak Houses, Inc. * ..........       17,050           194
                                                                   ----------
                                                                        3,950

Household Products - 1.1%
     Church & Dwight Co., Inc. ...................       42,300         1,287

Industrial Conglomerates - 0.8%
     Denbury Resources, Inc. .....................       84,700           957

Insurance - 4.8%
     ANFI, Inc. ..................................       40,000           590
     HCC Insurance Holdings, Inc. ................       48,250         1,187
     Hilb, Rogal & Hamilton Co. ..................       34,002         1,391
     Philadelphia Consolidated Holding Corp. .....       34,250         1,213
     Platinum Underwriters Holdings * ............       15,500           408
     Stancorp Financial Group, Inc. * ............       20,150           984
                                                                   ----------
                                                                        5,773

Internet Software & Services - 1.3%
     Avocent Corp. * .............................       31,146           692
     Internet Security System, Inc. * ............       31,800           583
     WebMethods, Inc. * ..........................       29,400           242
                                                                   ----------
                                                                        1,517

IT Consulting & Services - 0.7%
     SRA International, Inc. - Cl. A .............       29,400           797

Machinery - 1.9%
     Clarcor, Inc. * .............................       24,500           790
     ESCO Technologies, Inc. * ...................       21,700           803
     Graco, Inc. * ...............................       25,300           725
                                                                   ----------
                                                                        2,318

Media - 4.7%
     Entercom Communications Corp. * .............       14,350    $      673
     Entravision Communications - Cl. A * ........       68,200           681
     Getty Images, Inc. * ........................       35,800         1,094
     Lin TV Corp. - Cl. A * ......................       39,200           955
     Macrovision Corp. * .........................       36,300           582
     Regent Communications, Inc. * ...............       70,150           415
     Scholastic Corp. * ..........................       22,500           809
     Sonic Solutions * ...........................       95,500           477
                                                                   ----------
                                                                        5,686

Multiline Retail - 1.8%
     99 Cents Only Stores * ......................       29,576           794
     Cost Plus, Inc. * ...........................       25,300           725
     Freds, Inc. .................................       23,950           616
                                                                   ----------
                                                                        2,135

Oil & Gas - 3.9%
     Evergreen Resources, Inc. * .................       29,500         1,323
     Remington Oil & Gas Corp. * .................       79,150         1,299
     Spinnaker Exploration Co. * .................       38,000           838
     Stone Energy Corp. * ........................       38,950         1,299
                                                                   ----------
                                                                        4,759

Pharmaceuticals - 2.4%
     Amylin Pharmaceuticals, Inc. * ..............       42,100           680
     Intermune, Inc. * ...........................       18,600           474
     NPS Pharmaceuticals, Inc. * .................       47,200         1,188
     Scios, Inc. * ...............................       16,300           531
                                                                   ----------
                                                                        2,873
Road & Rail - 0.6%
     Yellow Corp. * ..............................       27,800           700

Semiconductor Equipment & Products - 6.8%
     Aeroflex, Inc. * ............................       93,900           648
     Atmi, Inc. ..................................       35,550           658
     Axcelis Technologies, Inc. * ................       94,700           531
     Brooks PRI Automation, Inc. * ...............       59,426           681
     Cree, Inc. * ................................       74,500         1,218
     DuPont Photomasks, Inc. * ...................       31,300           728
     LTX Corp. * .................................      126,400           762
     Photronics, Inc. * ..........................       51,900           711
     PMC-Sierra, Inc. * ..........................      121,300           675
     Semtech Corp. * .............................       47,200           515
     Silicon Storage Technology, Inc. * ..........       95,550           386
     Skyworks Solutions, Inc. ....................       85,350           736
                                                                   ----------
                                                                        8,249

Software - 3.1%
     Borland Software Corp. * ....................      106,300         1,308
     Lawson Software, Inc. * .....................       61,100           351
     Macromedia, Inc. * ..........................       59,200           631
     Precise Software Solutions Ltd. * ...........       74,400         1,228

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND

                                                                      Market
                  Name of Issuer                       Shares         Value
                                                                     (000's)

COMMON STOCK - Continued

Software - Continued
     Verint Systems, Inc. * ......................       11,400    $      230
                                                                   ----------
                                                                        3,748

Specialty Retail - 4.1%
     AC Moore Arts & Crafts, Inc. * ..............       63,800           811
     AnnTaylor Stores Corp. * ....................       37,600           768
     Genesco, Inc. * .............................       33,500           624
     Hollywood Entertainment Corp. * .............       58,600           885
     Hot Topic, Inc. * ...........................       60,449         1,383
     Movie Gallery, Inc. * .......................       40,300           524
                                                                   ----------
                                                                        4,995

Textiles & Apparel - 2.0%
     Columbia Sportswear Co. * ...................       27,625         1,227
     Kellwood Co. * ..............................       32,800           853
     Mossimo, Inc. * .............................       53,800           296
                                                                   ----------
                                                                        2,376

Transportation Infrastructure - 0.1%
     SCS Tranportation, Inc. * ...................       12,250           122
                                                                   ----------
                               TOTAL COMMON STOCK-         97.5%      117,651

                                                         Par
                                                        Value
                                                       (000's)

INVESTMENT COMPANIES HELD
 AS COLLATERAL ON LOANED
 SECURITIES - 25.7%
     State Street Navigator Securities Lending
      Portfolio ..................................   $   31,085        31,085

SHORT-TERM INVESTMENTS - 2.7%

     Investment in joint trading account (Note B)
          1.388% due 01/02/03 ....................        3,275         3,275
                                                     ----------    ----------
                                TOTAL INVESTMENTS-        125.9%      152,011
              Payables, less cash and receivables-        (25.9)%     (31,288)
                                                     ----------    ----------
                                       NET ASSETS-        100.0%   $  120,723
                                                     ==========    ==========

* Non-income producing security.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
HEALTH SCIENCES FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK

Biotechnology - 8.2%
     Amgen, Inc. * ...............................       20,567    $      994
     Biogen, Inc. ................................        1,184            48
     Cephalon, Inc. * ............................          851            41
     Charles River Laboratories * ................        1,800            69
     Chiron Corp. * ..............................        2,060            78
     Genzyme Corp. * .............................        1,768            52
     Gilead Sciences, Inc. * .....................        4,826           164
     Idec Pharmaceuticals Corp. * ................        1,764            59
     IDEXX Laboratories, Inc. * ..................        1,600            53
     ILEX Oncology, Inc. * .......................          589             4
     MedImmune, Inc. * ...........................        7,795           212
     Nexia Biotechnologies, Inc. * ...............           81
     Qiagen NV * .................................        2,200            11
     Serologicals Corp. * ........................        1,943            21
     Shire Pharmaceuticals Group Place - ADR * ...        2,912            55
     Techne Corp. * ..............................           50             2
                                                                   ----------
                                                                        1,863

Chemicals - 1.6%
     Takeda Chemical Industries * ................        8,500           355

Commercial Services & Supplies - 0.2%
     Ono Pharmaceutical Co., Ltd. * ..............        1,000            30
     Pediatrix Medium Group, Inc. * ..............          435            18
                                                                   ----------
                                                                           48

Health Care Equipment & Supplies - 12.2%
     Alcon, Inc. * ...............................        1,490            59
     Amerisource Bergen Corp. * ..................        2,157           117
     Applera Corporation - Applied Biosystems
      Group ......................................        2,200            39
     Baxter International, Inc. ..................       10,817           303
     Bayer AG * ..................................           40             1
     Becton, Dickinson & Co. * ...................        1,000            31
     Biomet, Inc. * ..............................        1,721            49
     Boston Scientific Corp. * ...................        3,892           165
     Cytyc Corp. * ...............................        2,021            21
     Dentsply International, Inc. ................        1,900            71
     Diagnostic Products Corp. ...................        1,290            50
     Edwards Lifesciences Corp. * ................        1,600            41
     Guidant Corp. * .............................        2,213            68
     Medtronic, Inc. * ...........................       19,252           878
     Nobel Biocare * .............................          100             6
     Olympus Optical Co. * .......................        4,000            65
     ResMed, Inc. * ..............................            5
     Respironics, Inc. * .........................        2,512            76
     Salix Pharmaceuticals, Ltd. * ...............          711             5
     Serono SA ...................................           70            37
     Smith & Nephew ..............................        4,683            29
     St. Jude Medical, Inc. * ....................        2,900           115
     Steris Corp. * ..............................        4,269           103
     Stryker Corp. * .............................        1,900           127
     Synthes-Stratec, Inc. .......................           51            31
     Terumo Corp. * ..............................        2,600            36
     Varian Medical Systems, Inc. * ..............        1,570    $       78
     Zimmer Holdings, Inc. * .....................        4,157           173
                                                                   ----------
                                                                        2,774

Health Care Providers & Services - 13.1%
     Advance PCS * ...............................        3,485            77
     Anthem, Inc. * ..............................        3,017           190
     Cardinal Health, Inc. * .....................        8,372           496
     Caremark Rx, Inc. * .........................        4,900            80
     Centene Corp. * .............................          174             6
     Community Health Systems, Inc. * ............        2,249            46
     Covance, Inc. * .............................        1,197            29
     Cross-Country, Inc. * .......................          447             6
     DaVita, Inc. * ..............................        2,800            69
     Express Scripts, Inc. - Cl. A * .............        2,640           127
     HCA-The Healthcare Corp. * ..................       13,442           558
     Laboratory Corporation of America
      Holdings * .................................          340             8
     LifePoint Hospitals, Inc. * .................        1,800            54
     McKesson HBOC, Inc. .........................          100             3
     Mid Atlantic Medical Services, Inc. * .......        2,000            65
     Omnicare, Inc. ..............................        2,118            50
     Oxford Health Plans, Inc. * .................        2,150            78
     Pharmaceutical Product Development, Inc. * ..        2,200            64
     Quest Diagnostics, Inc. * ...................        1,920           109
     Renal Care Group, Inc. * ....................          457            14
     Triad Hospitals, Inc. * .....................        1,525            46
     UnitedHealth Group, Inc. * ..................        5,864           490
     Universal Health Services, Inc. - Cl. B * ...        1,334            60
     Wellchoice, Inc. ............................          286             7
     Wellpoint Health Networks, Inc. * ...........        3,326           237
                                                                   ----------
                                                                        2,969

Insurance - 0.5%
     CIGNA Corp. * ...............................        2,776           114

Pharmaceuticals - 61.2%
     Abbott Laboratories * .......................       19,904           796
     Allegran, Inc. * ............................        2,616           151
     Andrx Corp. * ...............................          486             7
     AstraZeneca Group plc * .....................        6,838           244
     AstraZeneca Group plc - ADR .................        4,334           503
     Barr Laboratories, Inc. * ...................          398            26
     Biovail Corp. * .............................          441            12
     Bristol-Myers Squibb Co.* ...................        9,100           211
     Connetics Corp. * ...........................        1,872            23
     Eisai Co. Ltd. * ............................        2,600            58
     Eli Lilly & Co. * ...........................       12,627           802
     Forest Laboratories, Inc. * .................        4,434           435
     Glaxo Smithkline plc - ADR ..................       31,390         1,176
     Hampshire Group * ...........................          300             8
     Intermune, Inc. * ...........................        1,211            31
     Ivax Corp. * ................................        2,150            26
     Johnson & Johnson * .........................       32,243         1,732
     King Pharmaceuticals, Inc. * ................        8,980           154

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
HEALTH SCIENCES FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK - Continued

Pharmaceuticals - Continued
     Medicis Pharmaceutical Corp. - Cl. A * ......          300    $       15
     Merck & Co., Inc. * .........................       21,100         1,194
     Mylan Laboratories, Inc. ....................        2,400            84
     Novartis AG .................................       39,118         1,427
     Novo Nordisk AS .............................        3,303            95
     NPS Pharmaceuticals, Inc. * .................           75             2
     Pfizer, Inc. * ..............................       47,356         1,448
     Pharmacia Corp. * ...........................       27,772         1,161
     Rhone-Poulenc SA * ..........................        2,934           159
     Roche Holdings AG * .........................        3,817           266
     Sankyo Co., Ltd. * ..........................        6,200            78
     Sanofi-Synthelabo SA * ......................        6,557           401
     Schering AG * ...............................          301            13
     Schering-Plough Corp. * .....................        9,250           205
     Scios, Inc. * ...............................          194             6
     Taisho Pharmaceutical Co., Ltd. * ...........        1,400            21
     Teva Pharmaceutical Industries, Ltd. - ADR *           992            38
     UCB SA * ....................................          265             8
     Wyeth .......................................       17,805           666
     Yamanouchi Pharmaceutical Co., Ltd. * .......        6,500           188
                                                                   ----------
                                                                       13,870
                                                                   ----------
                               TOTAL COMMON STOCK-         97.0%       21,993

                                                         Par
                                                        Value
                                                       (000's)

INVESTMENT COMPANIES HELD
 AS COLLATERAL ON LOANED
 SECURITIES - 25.4%
     State Street Navigator Securities Lending
      Portfolio ..................................   $    5,759         5,759

SHORT-TERM INVESTMENTS - 2.7%

     Investment in joint trading account (Note B)
     1.388% due 01/02/03 .........................          599           599
                                                     ----------    ----------
                                TOTAL INVESTMENTS-        125.1%       28,351
              Cash and Receivables, less payables-        (25.1)%      (5,681)
                                                     ----------    ----------
                                       NET ASSETS-        100.0%   $   22,670
                                                     ==========    ==========
* Non-income producing security.
ADR-American Depository Receipt
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
GLOBAL BALANCED FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK

Australia - 1.1%
     Brambles Industries, Ltd. (BO) ..............        7,600    $       20
     Broken Hill Proprietary Co., Ltd. (BF) ......        5,805            33
     National Australia Bank, Ltd. (JP) ..........        2,500            45
     News Corp., Ltd. (JA) .......................        5,700            37
     Qantas Airways, Ltd. (BQ) ...................       29,900            64
     QBE Insurance Group, Ltd. (JR) ..............        8,000            37
     Woolworth's, Ltd. (JF) ......................       15,400            99
                                                                   ----------
                                                                          335

Austria - 0.3%
     Erste Bank (JP) .............................          400            27
     Telecom Austria (J1) ........................        5,411            55
                                                                   ----------
                                                                           82

Canada - 1.2%
     Abitibi Consolidated, Inc. BG) ..............       11,300            87
     BCE, Inc. (J1) ..............................        5,800           104
     Investors Group, Inc. (JQ) ..................        2,500            42
     Suncor Energy, Inc. (BB) ....................        1,800            28
     TELUS Corp. (J1) ............................        3,400            35
     Thomson Corp. (BZ) ..........................        2,100            56
                                                                   ----------
                                                                          352

Denmark - 0.2%
     Novo Nordisk AS (JO) ........................        1,600            46

Finland - 0.6%
     Nokia Oyj (JW) ..............................       10,100           160
     UPM-Kymmene Corp. (BG) ......................          900            29
                                                                   ----------
                                                                          189

France - 3.1%
     Air Liquide BC) .............................          300            40
     BNP Paribas (JP) ............................          900            37
     Bouygues SA (J2) ............................        3,600           100
     Carrefour SA JF) ............................          800            36
     Essilor International (JL) ..................        1,500            62
     Renault (BV) ................................        2,200           103
     Sanofi-Synthelabo SA (JO) ...................        6,300           385
     Schneider SA (BK) ...........................          800            38
     STMicroelectronics (J0) .....................        1,500            29
     Vivendi Universal SA (JA) ...................        5,600            90
                                                                   ----------
                                                                          920

Germany - 0.9%
     Allianz AG (JR) .............................          400            38
     Bayerische Motoren Werke AG (BV) ............        1,300            39
     Deutsche Telekom AG (J1) ....................        3,900            50
     Muenchener Rueckversicherungs-
      Gesellschaft AG (JR) .......................          300            36
     Siemens AG (BL) .............................        1,600            68
     Thyssen Krupp AG (BF) .......................        3,000            34
                                                                   ----------
                                                                          265

Hong Kong - 1.1%
     Cheung Kong Holdings, Ltd. (JS) .............        8,000    $       52
     Hang Lung Properties (JS) ...................       48,000            46
     Hang Seng Bank, Ltd. (JP) ...................        6,200            66
     Johnson Electric Holdings, Ltd. (BK) ........       44,000            49
     Li & Fung, Ltd. (BO) ........................       48,000            46
     Sun Hung Kai Properties, Ltd. (JS) ..........       11,000            65
                                                                   ----------
                                                                          324

Ireland - 0.1%
     CRH plc (BD) ................................        2,500            31

Italy - 0.1%
     ENI (BB) ....................................        2,200            35

Japan - 5.1%
     Advantest (J0) ..............................        1,300            58
     Aiful Corp. (JQ) ............................          600            23
     Canon, Inc. (JZ) ............................        1,000            38
     Daiwa House Industry Co., Ltd. (BW) .........        7,000            39
     Disco Corp. (BM) ............................          700            28
     Enplas Corp. (BK) ...........................        1,200            30
     Fujitsu, Ltd. (JX) ..........................        6,000            17
     Hitachi, Ltd. (JY) ..........................        6,000            23
     Honda Motor Co. (BV) ........................        1,000            37
     Hoya Corp. (JY) .............................        1,000            70
     Japan Telecom Co. (J1) ......................            8            25
     Jusco Co., Ltd. (JD) ........................        5,000           118
     Mitsubishi Estate Co., Ltd. (JS) ............        4,000            30
     Mitsubishi Heavy Industries, Ltd. (BM) ......       17,000            42
     Mitsubishi Motor (BV) .......................       18,000            39
     Mitsui Marine & Fire Insurance Co., Ltd. (JR)        8,000            37
     Nikko Securities Co., Ltd. (JQ) .............       30,000           101
     Nissan Motor Acceptance Corp. (BV) ..........       16,000           125
     Nomura Securities Co., Ltd. (JQ) ............        3,000            34
     NTT Mobile Communications Network, Inc. (J2).           29            53
     OBIC JX) ....................................          200            35
     Orix Corp. (JQ) .............................          900            58
     Rohm Co., Ltd. (J0) .........................          200            25
     Secom Co. (BO) ..............................        1,000            34
     Sekisui House, Ltd. BW) .....................        5,000            35
     Shionogi & Co., Ltd. (JO) ...................        5,000            71
     Sony Corp. (JY) .............................          700            29
     Suzuki Motor Corp. (BV) .....................        6,000            65
     Taiyo Yuden Co., Ltd. (JY) ..................        3,000            32
     TDK Corp. (JY) ..............................        1,000            40
     Tokyo Electron, Ltd. (J0) ...................        1,500            68
     Tokyu Corp. BS) .............................       14,000            49
     Toray Industries, Inc. (BC) .................       14,000            30
                                                                   ----------
                                                                        1,538

Netherlands - 3.1%
     ABN Amro Holding NV (JP) ....................        2,500            41
     Aegon NV (JR) ...............................       13,234           170

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
GLOBAL BALANCED FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK - Continued

Netherlands - Continued
     ASM Lithography Holding NV (J0) .............        8,500    $       71
     Heineken Holding JG) ........................          900            26
     Heineken NV (JG) ............................        3,500           136
     ING Groep NV (JQ) ...........................        2,100            36
     Koninklijke Royal) Philips Electronics NV
      (JY) .......................................        8,800            76
     Koninklijke Numica NV JY) ...................        2,900            36
     Royal Dutch Petroleum Co. (BB) ..............        7,700           339
     Vedior (BO) .................................        2,100            12
                                                                   ----------
                                                                          943

New Zealand - 0.1%
     Telecom Corp. of New Zealand, Ltd. (J1) .....       11,000            26

Norway - 0.8%
     Norsk Hydro ASA (BL) ........................        2,300           103
     Norske Skogindustrier ASA - Cl. A BG) .......        2,700            38
     Statoil ASA (BB) ............................       10,000            84
                                                                   ----------
                                                                          225

Singapore - 0.6%
     DBS Group Holdings, Ltd. (JP) ...............        4,000            25
     Singapore Technology Engineering, Ltd. (BH) .       31,000            30
     Singapore Telecommunications, Ltd. (J1) .....      117,000            84
     Venture Manufacturing, Ltd. (JY) ............        5,000            40
                                                                   ----------
                                                                          179

Spain - 0.5%
     Banco Bilbao Vizcaya SA (JP) ................        8,900            85
     Inditex (JE) ................................        2,800            66
                                                                   ----------
                                                                          151

Sweden - 0.7%
     Assa Abloy (BI) .............................        2,700            31
     AstraZeneca Group plc (BO) ..................        2,600            91
     ForeningsSparbanken AB (JP) .................        6,900            82
                                                                   ----------
                                                                          204

Switzerland - 3.0%
     Credit Suisse Group (JP) ....................        1,524            33
     Holcim (BD) .................................          631           115
     Nestle SA (JH) ..............................          527           112
     Nobel Biocare AG (JL) .......................          634            41
     Novartis AG (JO) ............................        4,263           155
     Richemont (JQ) ..............................        5,726           107
     Swiss Reinsurance Co. (JR) ..................        2,614           171
     Swisscom AG (JI) ............................          471           136
     Synthes-Stratec, Inc. (JL) ..................           70            43
                                                                   ----------
                                                                          913

United Kingdom - 6.6%
     Arm Holdings plc (J0) .......................       14,000            11
     AstraZeneca Group plc JO) ...................       11,100           397
     Barclays (JP) ...............................        4,400            27
     BG Group plc (BB) ...........................        8,000    $       34
     Billiton plc (BF) ...........................       15,155            81
     BOC Group plc (BC) ..........................        5,400            77
     British Aerospace plc (BH) ..................       13,900            28
     Celltech Group plc (JN) .....................        7,600            42
     Compass Group plc BZ) .......................        7,100            38
     Corus Group (BF) ............................       75,600            33
     MMO2 (J2) ...................................       45,700            33
     Pearson plc (JA) ............................        8,100            75
     Prudential Corp. (JR) .......................        4,100            29
     Reuters Group plc (JA) ......................       11,000            31
     Royal Bank of Scotland Group (JP) ...........        7,400           177
     Samsung Electronics - GDR JY) ...............          710            95
     Smiths Group plc (BL) .......................        9,900           111
     Standard Chartered plc (JP) .................        3,300            37
     Unilever plc (JK) ...........................        8,000            76
     Vodafone AirTouch plc (J2) ..................      302,038           551
                                                                   ----------
                                                                        1,983

United States - 30.8%
     AES Corp. (J3) ..............................        8,000            24
     Agilent Technologies, Inc. (JY) .............        8,900           160
     Air Products & Chemicals, Inc. (BC) .........        1,300            56
     Allergan, Inc. (JO) .........................        3,800           219
     Altera Corp. (J0) ...........................       10,800           133
     Amazon.com, Inc. (JC) .......................        2,000            38
     America Movil SA de CV - ADR - Ser. L (J2) ..        2,400            34
     American Standard Cos., Inc. (BJ) ...........        1,000            71
     AmeriCredit Corp. (JQ) ......................        5,200            40
     Anheuser-Busch Cos., Inc. (JG) ..............        1,600            77
     AOL Time Warner, Inc. (JA) ..................       15,300           200
     Applera Corporation - Applied Biosystems
      Group (JL) .................................        3,500            61
     Applied Materials, Inc. (J0) ................       26,300           343
     Applied Micro Circuits Corp. (J0) ...........       12,300            45
     AstraZeneca Group plc - ADR (JO) ............        3,000           105
     AT&T Corp. (J1) .............................        4,080           107
     Avon Products, Inc. (JK) ....................          600            32
     Baker Hughes, Inc. (BA) .....................        4,600           148
     Bank One Corp. (JP) .........................        2,700            99
     Berkshire Hathaway, Inc. - Cl. A (JR) ........           2           146
     Broadcom Corp. - Cl. A J0) ..................        3,200            48
     Cablevision Systems Corp. - Cl. A (JA) ......       10,861           182
     Cadence Design Systems, Inc. (JV) ...........        2,900            34
     Carnival Corp. (BZ) .........................        3,100            77
     Checkfree Corp. (BO) ........................        2,600            42
     ChevronTexaco Corp. (BB) ....................        1,400            93
     Cisco Systems, Inc. (JW) ....................       19,800           259
     Citigroup, Inc. (JQ) ........................        2,900           102
     Companhia Vale Do Rio Doce - ADR (BF) .......        1,800            52
     Concord EFS, Inc. (BO) ......................        5,000            79
     Cox Communications, Inc. - Cl. A (JA) .......        1,900            54
     DBS Group Holdings, Ltd. - ADR 144A(a) (JP) .        2,000            13

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
GLOBAL BALANCED FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK - Continued

United States - Continued
     Del Monte Foods Co. (JH) ....................          581    $        4
     Duke Energy Co. (J5) ........................        1,600            31
     eBay, Inc. (JC) .............................        1,800           122
     Eli Lilly & Co. (JO) ........................        1,900           121
     Emerson Electric Co. (BK) ...................          700            36
     Estee Lauder Cos., Inc. - Cl. A (JK) ........        1,700            45
     Exxon Mobil Corp. (BB) ......................        5,500           192
     Federal National Mortgage Assoc. (FD) .......        1,600           103
     FleetBoston Financial Corp. (JP) ............        4,200           102
     Fluor Corp. (BJ) ............................        2,800            78
     Forest Laboratories, Inc. (JO) ..............        1,800           177
     General Electric Co. BL) ....................        3,300            80
     General Motors Corp. (BV) ...................        1,400            52
     General Motors Corp. - Cl. H (BV) ...........        3,400            36
     Golden West Financial Corp. (JP) ............          400            29
     Guidant Corp. (JL) ..........................        1,100            34
     H.J. Heinz Co. (JH) .........................        1,300            43
     Hewlett-Packard Co. (JX) ....................        2,121            37
     Household International, Inc. (JQ) ..........        2,100            58
     Illinois Tool Works, Inc. (BM) ..............          500            32
     Ingersoll-Rand Co. - Cl. A (BU) .............          900            39
     Intel Corp. (J0) ............................        1,700            26
     International Business Machines Corp. (JX) ..          700            54
     Interpublic Group Cos., Inc. (JA) ...........        1,600            23
     JDS Uniphase Corp. (JW) .....................       11,500            28
     JP Morgan Chase & Co. (JP) ..................        5,800           139
     Kinder Morgan, Inc. (J4) ....................          800            34
     KLA-Tencor Corp. (J0) .......................        6,800           241
     Lehman Brothers Holdings, Inc. (JQ) .........        1,000            53
     Liberty Media Corp. - Ser. A (JA) ...........        4,472            40
     Linear Technology Corp. (J0) ................        1,600            41
     Lowe's Cos., Inc. (JE) ......................        4,500           169
     Lukoil Holding - ADR (BB) ...................        1,100            68
     Macromedia, Inc. JV) ........................        4,400            47
     Medtronic, Inc. (JL) ........................        1,200            55
     Microsoft Corp. JV) .........................        4,100           212
     Motorola, Inc. (JW) .........................        3,800            33
     Navistar International Corp., Inc. - Cl. B
      (BM) .......................................        1,700            41
     Newmont Mining Corp. ((BF) ..................        1,200            35
     Novellus Systems, Inc. (J0) .................        2,600            73
     PartnerRe, Ltd. (JR) ........................          600            31
     PepsiCo, Inc. (JG) ..........................        1,600            68
     Pfizer, Inc. (JO) ...........................       15,900           486
     Philip Morris Cos., Inc. (JI) ...............        1,000            41
     PMC-Sierra, Inc. (J0) .......................        5,400            30
     Polycom, Inc. (JW) ..........................        2,800            27
     Qualcomm, Inc. (JW) .........................        3,500           127
     Robert Half International, Inc. (BO) ........        1,800            29
     Royal Dutch Petroleum Co. (BB) ..............        2,100            92
     Ryanair Holdings plc - ADR (BQ) .............        1,300            51
     Schlumberger, Ltd. (BA) .....................        1,700            72
     SLM Corp. JQ) ...............................        1,700           177
     Sprint Corp. (J1) ...........................       11,700           169
     Sprint PCS (J1) .............................       36,100    $      158
     Starwood Hotels & Resorts Worldwide, Inc. (BZ)       1,800            43
     Taiwan Semiconductor Manufacturing Co.,
      Ltd. - ADR (J0) ............................        3,712            26
     Telefonos de Mexico SA - ADR (J1) ...........        1,700            54
     Teradyne, Inc. (J0) .........................        5,100            66
     The PMI Group, Inc. (JR) ....................        1,800            54
     The Thomson Corp. (JA) ......................        3,900           104
     The Walt Disney Co. (JA) ....................        3,300            54
     TMP Worldwide, Inc. (JA) ....................        4,200            48
     Transocean Sedco Forex, Inc. (BA) ...........        1,600            37
     United Technologies Corp. (BK) ..............        1,900           118
     Unocal Corp. (BB) ...........................        4,000           122
     USA Networks, Inc. (JA) .....................        4,400           101
     Veritas Software Corp. (JV) .................        3,300            52
     Vodafone Group plc (J1) .....................          100             2
     Wal-Mart Stores, Inc. (JD) ..................        1,800            91
     Washington Mutual, Inc. (JQ) ................        8,750           302
     Weatherford Bermuda (BA) ....................        1,200            48
     Wells Fargo & Co. (JQ) ......................        1,100            52
     Xilinx, Inc. (J0) ...........................        4,600            95
     XL Capital, Ltd. - Cl. A. (JR) ..............        1,300           100
     Yahoo, Inc. (JT) ............................        3,200            52
                                                                   ----------
                                                                        9,215
                                                                   ----------
                               TOTAL COMMON STOCK-         60.0%       17,956

PREFERRED STOCK

United States - 0.1%
     Ford Motor Co. Capital Trust II (JQ) ........          800            33
                                                                   ----------
                            TOTAL PREFERRED STOCK-          0.1%           33

                                                         Par
                                                        Value
                                                       (000's)

PUBLICLY-TRADED BONDS

Australia - 0.2%
     Commonwealth of Australia - Bonds (FG)
          7.5% due 07/15/05 ......................   $      100            60

Canada - 0.4%
     Government of Canada (FG)
           7.25% due 06/01/07 ....................          150           108

Denmark - 0.6%
     Kingdom of Denmark (FG)
          8.0% due 03/15/06 ......................        1,100           176

Finland - 1.0%
     Republic of Finland - Bonds (FG)
           5.75% due 02/23/11 ....................          250           292

France - 1.3%
     Government of France - Debs. (FG)
          4.0% due 10/25/09 ......................          370           389

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
GLOBAL BALANCED FUND

                                                        Par          Market
                  Name of Issuer                        Value        Value
                                                       (000's)      (000's)

PUBLICLY-TRADED BONDS - Continued

Germany - 11.2%
     Federal Republic of Germany - Bonds (FG)
          5.25% due 01/04/08 .....................   $      500    $      567
          6.75% due 04/22/03 .....................          375           397
     Federal Republic of Germany (FG)
          5.25% due 01/04/11 .....................        1,875         2,126
          6.25% due 01/04/30 .....................          125           159
     Kredit Fuer Wiederaufbau (JP)
          5.0% due 07/04/11 ......................          100           111
                                                                   ----------
                                                                        3,360

Japan - 2.7%
     Government of Japan (FG)
          1.8% due 03/22/10 ......................       90,000           824

Netherlands - 1.9%
     Netherlands Government - Bonds (FG)
          6.0% due 01/15/06 ......................          500           569

Supra National - 6.2%
     Amazon.com (JC)
          6.875% due 02/16/10 ....................           39            16
     Bank of Ireland (JP)
          6.45% due 02/10/10 .....................          250           291
     European Investment Bank - Notes (JP)
          3.0% due 09/20/06 ......................       40,000           372
     Federal National Mortgage Assoc. - Bonds (FD)
          2.125% due 10/09/07 ....................       40,000           365
     Fixed Link Finance BV (JQ)
          6.3% due 08/28/25 ......................          100           161
     International Bank of Reconstruction &
      Development - Debs. (JP)
          4.75% due 12/20/04 .....................       20,000           184
     International-American Development Bank-
      Bonds (JP)
          1.9% due 07/08/09 ......................       40,000           369
     Kingdom of Spain - Notes (FG)
          3.1% due 09/20/06 ......................       10,000            93
                                                                   ----------
                                                                        1,851

Sweden - 1.1%
     Swedish Government (FG)
          5.0% due 01/28/09 ......................        2,750           327

United Kingdom - 1.2%
     British Telecom plc (J1)
          7.125% due 02/15/11 ....................          125           147
     U.K. Treasury - Bonds (FG)
          5.75% due 12/07/09 .....................          110           192
          6.0% due 12/07/28 ......................           15            30
                                                                   ----------
                                                                          369

United States - 7.5%
     Amazon.Com, Inc. (JC)
          4.75% due 02/01/09 .....................          122            90
     Federal National Mortgage Assoc. (FD)
          5.25% due 01/15/09 .....................   $      340    $      372
     Telstra, Ltd. - Notes (J1)
          6.375% due 04/01/12 ....................          125           138
     U.S. Treasury - Notes (TN)
          3.25% due 05/31/04 .....................          975         1,001
     U.S. Treasury - Bonds (TB)
          5.25% due 02/15/29 .....................          500           522
     Washington Mutual, Inc. (JQ)
          5.625% due 01/15/07 ....................          125           134
                                                                   ----------
                                                                        2,257
                                                                   ----------
                      TOTAL PUBLICLY-TRADED BONDS-         35.3%       10,582

SHORT-TERM INVESTMENTS - 5.4%

     Investment in joint trading account (Note B)
          1.388% due 01/02/03 ....................        1,612         1,612
                                                     ----------    ----------
                                TOTAL INVESTMENTS-        100.8%       30,183
              Payables, less cash and receivables-         (0.8)%        (247)
                                                     ----------    ----------
                                       NET ASSETS-        100.0%   $   29,936
                                                     ==========    ==========

ADR-American Depository Receipts.
GDR-Global Depository Receipts.

(a) Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, securities aggregated $2,000 or 6.7% of net assets of the Portfolio.

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
GLOBAL BALANCED FUND

SUMMARY OF LONG-TERM SECURITIES BY INDUSTRIES

                                                          Market      % of
               Industry                     Industry      Value     Long-Term
                                          Abbreviation    (000s)   Investments

Foreign Governmental ...................      FG         $  6,309         22.1%
Banks ..................................      JP            2,390          8.4%
Pharmaceuticals ........................      JO            2,162          7.6%
Diversified Financials .................      JQ            1,511          5.3%
Semiconductor Equipment & Products .....      J0            1,431          5.0%
Diversified Telecommunication Services..      J1            1,291          4.5%
Oil & Gas ..............................      BB            1,088          3.8%
Media ..................................      JA            1,039          3.6%
U.S. Treasury Notes ....................      TN            1,001          3.5%
Insurance ..............................      JR              849          3.0%
U.S. Government Agencies ...............      FD              840          2.9%
Wireless Telecommunications Services ...      J2              772          2.7%
Communications Equipment ...............      JW              635          2.2%
Electronic Equipment & Instruments .....      JY              601          2.1%
U.S. Treasury Bonds ....................      TB              522          1.8%
Automobiles ............................      BV              496          1.7%
Industrial Conglomerates ...............      BL              362          1.3%
Commercial Services & Supplies .........      BO              353          1.2%
Software ...............................      JV              345          1.2%
Beverages ..............................      JG              308          1.1%
Energy Equipment & Services ............      BA              305          1.1%
Health Care Equipment & Supplies .......      JL              295          1.0%
Electrical Equipment ...................      BK              269          1.0%
Metals & Mining ........................      BF              268          0.9%
Internet & Catalog Retail ..............      JC              265          0.9%
Specialty Retail .......................      JE              235          0.8%
Hotels Restaurants & Leisure ...........      BZ              214          0.8%
Multiline Retail .......................      JD              209          0.7%
Chemicals ..............................      BC              202          0.7%
Real Estate Investment Trust ...........      JS              194          0.7%
Food Products ..........................      JH              159          0.6%
Paper & Forest Products ................      BG              154          0.5%
Personal Products ......................      JK              153          0.5%
Construction & Engineering .............      BJ              150          0.5%
Construction Materials .................      BD              145          0.5%
Computers & Peripherals ................      JX              144          0.5%
Machinery ..............................      BM              143          0.5%
Food & Drug Retailing ..................      JF              134          0.5%
Airlines ...............................      BQ              115          0.4%
Household Durables .....................      BW               75          0.3%
Aerospace & Defense ....................      BH               57          0.2%
Internet Software & Services ...........      JT               52          0.2%
Road & Rail ............................      BS               49          0.2%
Biotechnology ..........................      JN               42          0.2%
Tobacco ................................      JI               41          0.2%
Auto Components ........................      BU               39          0.1%
Office Electronics .....................      JZ         $     38          0.1%
Gas Utilities ..........................      J4               34          0.1%
Multi-Utilities ........................      J5               31          0.1%
Building Products ......................      BI               31          0.1%
Electric Utilities .....................      J3               24          0.1%
                                                         --------    -----------
                                                         $ 28,571        100.0%
                                                         ========    ===========

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
MULTI CAP GROWTH FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK

Aerospace & Defense - 5.6%
     General Dynamics Corp. * ....................       20,830    $    1,653
     Lockheed Martin Corp. .......................       49,795         2,876
     Northrop Grumman Corp. * ....................       26,980         2,617
     Raytheon Co. * ..............................       60,355         1,856
                                                                   ----------
                                                                        9,002

Banks - 1.3%
     Fifth Third Bancorp * .......................       35,734         2,092

Biotechnology - 2.7%
     Genetech, Inc. * ............................       49,230         1,632
     Genzyme Corp. * .............................       29,380           869
     MedImmune, Inc. * ...........................       63,510         1,726
                                                                   ----------
                                                                        4,227

Commercial Services & Supplies - 0.9%
     Cendant Corp. ...............................      140,455         1,472

Communications Equipment - 4.3%
     Nokia Oyj * .................................       44,240           703
     Nokia Oyj - ADR .............................      398,877         6,182
                                                                   ----------
                                                                        6,885

Computers & Peripherals - 1.8%
     Apple Computer, Inc. * ......................      196,670         2,818

Diversified Financials - 3.7%
     Citigroup, Inc. * ...........................       37,258         1,311
     E*TRADE Group. Inc. * .......................      169,965           826
     Goldman Sachs Group, Inc. ...................       55,254         3,763
                                                                   ----------
                                                                        5,900

Energy Equipment & Services - 2.1%
     Patterson UTI Energy, Inc. * ................       21,740           656
     Smith International, Inc. * .................       80,130         2,614
                                                                   ----------
                                                                        3,270

Health Care Equipment & Supplies - 5.6%
     Amerisource Bergen Corp. * ..................       60,405         3,280
     Guidant Corp. * .............................       67,930         2,096
     Medtronic, Inc. * ...........................       77,505         3,534
                                                                   ----------
                                                                        8,910

Health Care Providers & Services - 6.8%
     Anthem, Inc. * ..............................       46,440         2,921
     Cardinal Health, Inc. * .....................       52,622         3,115
     McKesson HBOC, Inc. .........................       84,625         2,287
     UnitedHealth Group, Inc. * ..................       31,140         2,600
                                                                   ----------
                                                                       10,923

Hotels Restaurants & Leisure - 1.3%
     Darden Restaurants, Inc. * ..................       19,565           400
     Wendy's International, Inc. * ...............       14,595           395
     Yum Brands, Inc. * ..........................       50,895         1,233
                                                                   ----------
                                                                        2,028

Household Durables - 0.6%
     Stanley Works * .............................       27,412    $      948

Insurance - 13.9%
     AFLAC, Inc. * ...............................      136,360         4,107
     Allstate Corp. ..............................      137,523         5,087
     Berkshire Hathaway, Inc. - Cl. B * ..........        3,447         8,352
     Platinum Underwriters Holdings * ............       34,160           900
     Willis Group Holdings, Ltd. * ...............       52,320         1,500
     XL Capital, Ltd. - Cl. A * ..................       30,140         2,329
                                                                   ----------
                                                                       22,275

Internet & Catalog Retail - 1.3%
     Amazon.com, Inc. * ..........................      107,450         2,030

Internet Software & Services - 1.5%
     Yahoo, Inc. * ...............................      148,910         2,435

Media - 17.9%
     AOL Time Warner, Inc. * .....................      229,651         3,008
     Cablevision Systems Corp. - Cl. A * .........      264,227         4,423
     Comcast Corp. - Cl. A .......................       78,506         1,774
     Cox Communications, Inc. - Cl. A * ..........       71,240         2,023
     EchoStar Communications Corp. - Cl. A * .....       45,090         1,004
     Liberty Media Corp. - Ser. A * ..............    1,178,734        10,538
     TMP Worldwide, Inc. * .......................      111,410         1,260
     USA Networks, Inc. * ........................      133,580         3,062
     Viacom, Inc. - Cl. B * ......................       37,595         1,532
                                                                   ----------
                                                                       28,624

Multiline Retail - 1.0%
     Dollar Tree Stores, Inc. * ..................       66,695         1,639

Oil & Gas - 4.0%
     Anadarko Petroleum Corp. * ..................       43,880         2,102
     BJ Services Co. * ...........................       59,160         1,911
     Murphy Oil Corp. ............................       54,320         2,328
                                                                   ----------
                                                                        6,341

Personal Products - 1.0%
     Avon Products, Inc. .........................       29,745         1,602

Pharmaceuticals - 9.9%
     Biovail Corp. * .............................       21,115           557
     Eli Lilly & Co. * ...........................       12,830           815
     Forest Laboratories, Inc. * .................       49,715         4,883
     Novartis - ADR ..............................       41,610         1,528
     Novartis AG .................................       26,560           969
     Pfizer, Inc. * ..............................      168,889         5,163
     Wyeth .......................................       51,894         1,941
                                                                   ----------
                                                                       15,856

Road & Rail - 1.2%
     Canadian National Railway Co. ...............       47,565         1,977

Semiconductor Equipment & Products - 0.9%
     Analog Devices, Inc. * ......................       18,055           431
     Applied Materials, Inc. * ...................       22,325           291

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
MULTI CAP GROWTH FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK - Continued

Semiconductor Equipment & Products - Continued
     KLA-Tencor Corp. * ..........................        9,510    $      336
     Novellus Systems Inc. * .....................       10,645           299
                                                                   ----------
                                                                        1,357

Software - 4.5%
     Computer Associates International, Inc. * ...       94,185         1,272
     Electronic Arts, Inc. * .....................       26,410         1,314
     Intuit, Inc. * ..............................       22,010         1,033
     Microsoft Corp. * ...........................       62,090         3,210
     Synopsys, Inc. * ............................        9,260           427
                                                                   ----------
                                                                        7,256

Specialty Retail - 1.1%
     TJX Cos., Inc. * ............................       91,945         1,795

U.S. Government Agencies - 1.5%
     Federal National Mortgage Assoc. * ..........       36,904         2,374
                                                                   ----------
                               TOTAL COMMON STOCK-         96.4%      154,036

                                                         Par
                                                        Value
                                                       (000's)

INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
 SECURITIES - 6.3%
     State Street Navigator Securities
     Lending Portfolio ..........................    $ 10,176          10,176

SHORT-TERM INVESTMENTS - 4.1%

     Investment in joint trading account (Note B)
          1.388% due 01/02/03 ....................        6,593         6,593
                                                     ----------    ----------
                                TOTAL INVESTMENTS-        106.8%      170,805
              Payables, less cash and receivables-         (6.8)%     (10,946)
                                                     ----------    ----------
                                       NET ASSETS-        100.0%   $  159,859
                                                     ==========    ==========

* Non-income producing security.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK

Aerospace & Defense - 2.2%
     Lockheed Martin Corp. .......................       29,000    $    1,675
     Raytheon Co. * ..............................       52,200         1,605
     Rockwell Collins, Inc. * ....................      100,900         2,347
                                                                   ----------
                                                                        5,627

Automobiles - 0.3%
     Ford Motor Co. ..............................       93,000           865

Banks - 7.0%
     Bank of America Corp. * .....................       39,600         2,755
     Bank One Corp. * ............................      106,200         3,882
     FleetBoston Financial Corp. .................      129,772         3,153
     JP Morgan Chase & Co. .......................       93,530         2,245
     Mellon Financial Corp. * ....................      107,600         2,809
     Mercantile Bankshares Corp. .................       35,900         1,385
     National City Corp. * .......................       51,300         1,402
     Northern Trust Corp. ........................       15,900           557
                                                                   ----------
                                                                       18,188

Beverages - 0.8%
     Brown-Forman Corp. - Cl.B * .................       33,700         2,203

Chemicals - 3.9%
     Dow Chemical Co. * ..........................       92,200         2,738
     E.I. du Pont de Nemours & Co. * .............       76,700         3,252
     Great Lakes Chemical Corp. ..................       58,400         1,395
     Hercules, Inc. * ............................       98,800           869
     International Flavors & Fragrances, Inc. * ..       54,100         1,899
                                                                   ----------
                                                                       10,153

Commercial Services & Supplies - 3.6%
     Dun & Bradstreet Corp. ......................       27,500           948
     Honeywell International, Inc. ...............      184,300         4,423
     R.R. Donnelley & Sons Co. * .................       51,800         1,128
     Waste Management, Inc. * ....................      121,190         2,778
                                                                   ----------
                                                                        9,277

Communications Equipment - 1.1%
     Cisco Systems, Inc. * .......................       87,800         1,150
     Lucent Technologies, Inc. * .................      224,200           282
     Motorola, Inc. ..............................      166,300         1,439
                                                                   ----------
                                                                        2,871

Computers & Peripherals - 1.2%
     Hewlett-Packard Co. * .......................      183,488         3,185

Diversified Financials - 3.2%
     American Express Co. * ......................       85,000         3,005
     Citigroup, Inc. * ...........................       60,166         2,117
     Moody's Corporation .........................       35,400         1,461
     Wells Fargo & Co. * .........................       36,500         1,711
                                                                   ----------
                                                                        8,294

Diversified Telecommunication Services - 7.1%
     Alltel Corp. * ..............................       61,100         3,116
     AT&T Corp. * ................................       63,420    $    1,656
     Qwest Communications International, Inc. ....      515,700         2,579
     SBC Communications, Inc. * ..................      129,455         3,510
     Sprint Corp. * ..............................      139,600         2,021
     Verizon Communications * ....................      145,116         5,623
                                                                   ----------
                                                                       18,505

Electric Utilities - 2.9%
     Constellation Energy Group * ................      105,200         2,927
     Exelon Corp. * ..............................       25,875         1,365
     Firstenergy Corp. * .........................       48,200         1,589
     TXU Corp. ...................................       95,600         1,786
                                                                   ----------
                                                                        7,667

Electric/Gas - 0.9%
     NiSource, Inc. * ............................      117,000         2,340

Electrical Equipment - 3.0%
     Cooper Industries, Ltd. - Cl. A * ...........       92,100         3,357
     Emerson Electric Co. ........................       29,400         1,495
     Hubbell, Inc. - Cl. B .......................       51,400         1,806
     Rockwell International Corp. * ..............       60,000         1,243
                                                                   ----------
                                                                        7,901

Energy Equipment & Services - 0.4%
     Baker Hughes, Inc. * ........................       28,800           927

Food Products - 3.0%
     Campbell Soup Co. * .........................       96,300         2,260
     General Mills, Inc. * .......................       48,100         2,258
     Hershey Foods Corp. * .......................       25,100         1,693
     Kellogg Co. * ...............................       28,500           977
     McCormick & Co., Inc. .......................       26,800           622
                                                                   ----------
                                                                        7,810

Gas Utilities - 0.3%
     E1 Paso Corp. ...............................       95,600           665

Health Care Equipment & Supplies - 1.0%
     Baxter International, Inc. ..................       39,700         1,112
     Becton, Dickinson & Co. * ...................       49,600         1,522
                                                                   ----------
                                                                        2,634

Hotels Restaurants & Leisure - 2.3%
     Hilton Hotels Corp. * .......................      131,300         1,669
     McDonald's Corp. * ..........................      130,600         2,100
     Starwood Hotels & Resorts Worldwide, Inc. * .       88,900         2,110
                                                                   ----------
                                                                        5,879

Household Durables - 1.3%
     Black & Decker Corp. * ......................       19,500           836
     Fortune Brands, Inc. * ......................       52,000         2,419
                                                                   ----------
                                                                        3,255

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK - Continued

Household Products - 1.7%
     Clorox Co. * ................................       47,100    $    1,943
     Kimberly-Clark Corp. * ......................       54,200         2,573
                                                                   ----------
                                                                        4,516

Industrial Conglomerates - 2.8%
     3M Co. ......................................       16,400         2,022
     General Electric Co. * ......................      173,700         4,229
     Tyco International, Ltd. * ..................       64,500         1,102
                                                                   ----------
                                                                        7,353

Insurance - 6.4%
     American International Group, Inc. * ........       37,246         2,155
     Aon Corp. * .................................       34,800           657
     Chubb Corp. * ...............................       42,700         2,229
     CIGNA Corp. * ...............................       52,000         2,138
     Lincoln National Corp. * ....................       40,500         1,279
     Prudential Financial, Inc. * ................       28,900           917
     Safeco Corp. * ..............................       95,200         3,301
     St. Paul Cos., Inc. .........................       50,752         1,728
     UnumProvident Corp. * .......................      124,400         2,182
                                                                   ----------
                                                                       16,586

Leisure Equipment & Products - 1.6%
     Eastman Kodak Co. * .........................       86,600         3,035
     Hasbro, Inc. * ..............................      107,300         1,239
                                                                   ----------
                                                                        4,274
Machinery - 1.1%
     Eaton Corp. * ...............................       15,700         1,226
     Pall Corp. * ................................      106,000         1,768
                                                                   ----------
                                                                        2,994

Media - 6.1%
     AOL Time Warner, Inc. * .....................      239,200         3,134
     Comcast Corp. - Cl.A ........................      102,581         2,418
     Dow Jones & Co., Inc. * .....................       73,800         3,190
     Knight-Ridder, Inc. * .......................       47,800         3,023
     Readers Digest Association, Inc.-Cl. A * ....       69,700         1,053
     The Walt Disney Co. * .......................      191,600         3,125
                                                                   ----------
                                                                       15,943

Multi-Utilities - 0.9%
     Duke Energy Co. .............................      113,600         2,220

Multiline Retail - 0.9%
     J.C. Penney Co., Inc. * .....................       24,000           552
     May Department Stores Co. * .................       76,250         1,752
                                                                   ----------
                                                                        2,304

Office Electronics - 0.2%
     Xerox Corp. * ...............................       56,800           457

Oil & Gas - 9.7%
     Amerada Hess Corp. * ........................       52,000         2,863
     BP Amoco plc - ADR ..........................       77,732         3,160
     ChevronTexaco Corp. * .......................       78,613    $    5,226
     Exxon Mobil Corp. * .........................      184,434         6,444
     Marathon Oil Corp. * ........................       49,100         1,045
     Royal Dutch Petroleum Co. * .................       85,900         3,781
     Unocal Corp. * ..............................       85,100         2,603
                                                                   ----------
                                                                       25,122

Paper & Forest Products - 1.7%
     International Paper Co. * ...................      107,870         3,772
     MeadWestvaco Corp. * ........................       21,500           532
                                                                   ----------
                                                                        4,304

Personal Products - 1.0%
     Gillette Co. ................................       82,500         2,505

Pharmaceuticals - 7.7%
     Abbott Laboratories * .......................       40,200         1,608
     Bristol-Myers Squibb Co. * ..................      172,000         3,982
     Merck & Co., Inc. * .........................      128,500         7,274
     Schering-Plough Corp. * .....................      168,400         3,739
     Wyeth .......................................       91,200         3,411
                                                                   ----------
                                                                       20,014

Real Estate Development - 0.1%
     Rouse Co. ...................................        5,300           168

Real Estate Investment Trust - 0.8%
     Simon Property Group, Inc. ..................       62,400         2,126

Road & Rail - 2.5%
     Norfolk Southern Corp. * ....................      113,600         2,271
     Union Pacific Corp. * .......................       69,500         4,161
                                                                   ----------
                                                                        6,432

Semiconductor Equipment & Products - 0.5%
     Agere Systems, Inc. - Cl. A * ...............      115,616           166
     Texas Instruments, Inc. * ...................       76,200         1,144
                                                                   ----------
                                                                        1,310

Software - 0.7%
     Microsoft Corp. * ...........................       35,800         1,851

Specialty Retail - 1.0%
     Home Depot, Inc. * ..........................       65,400         1,567
     Toys "R" Us, Inc. * .........................      115,700         1,157
                                                                   ----------
                                                                        2,724

Tobacco - 1.4%
     Philip Morris Cos., Inc. * ..................       35,400         1,435
     UST, Inc. * .................................       67,100         2,243
                                                                   ----------
                                                                        3,678

Trading Companies & Distributors - 0.6%
     Genuine Parts Co. * .........................       53,200         1,639

U.S. Government Agencies - 0.9%
     Federal National Mortgage Assoc. * ..........       37,000         2,380
                                                                   ----------
                               TOTAL COMMON STOCK-         95.8%      249,146

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

PREFERRED STOCK

Communications Equipment - 0.3%
     Lucent Technologies, Inc. - 144A (a) ........            0    $       66
     Lucent Technologies, Inc. ...................            1           690

Diversified Financials - 0.2%
     Ford Motor Co. Capital Trust II .............           14           592
                                                                   ----------
                            TOTAL PREFERRED STOCK-          0.5%        1,348
                                                                   ----------

                                                         Par
                                                        Value
                                                       (000's)

INVESTMENT COMPANIES HELD
AS COLLATERAL ON LOANED
SECURITIES - 1.9%
     State Street Navigator Securities
      Lending Portfolio ..........................   $    5,152         5,152

SHORT-TERM INVESTMENTS - 3.9%
     Investment in joint trading account (Note B)
          1.388% due 01/02/03 ....................       10,033        10,033
                                                     ----------    ----------
                                TOTAL INVESTMENTS-        102.1%      265,679
              Payables, less cash and receivables-         (2.1)%      (5,538)
                                                     ----------    ----------
                                       NET ASSETS-        100.0%   $  260,141
                                                     ==========    ==========

* Non-income producing security.

(a) Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, securities aggregated $66 or 0.01% of net assets of the Portfolio.
ADR - American Depository Receipt

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
LARGE CAP VALUE CORE FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK

Aerospace & Defense - 0.4%
     Raytheon Co. * ..............................        1,300    $       40
     Rockwell Collins, Inc. * ....................        4,600           107
                                                                   ----------
                                                                          147

Air Freight & Couriers - 0.6%
     Airborne, Inc. ..............................        9,300           138
     Fedex Corp. .................................        1,800            97
                                                                   ----------
                                                                          235

Airlines - 0.3%
     AMR Corp. * .................................        4,700            31
     Delta Air Lines, Inc. * .....................        6,100            74
                                                                   ----------
                                                                          105

Auto Components - 1.6%
     Goodyear Tire & Rubber Co. * ................        6,300            43
     Johnson Controls, Inc. ......................        6,000           481
     Visteon Corp. * .............................       20,200           140
                                                                   ----------
                                                                          664

Automobiles - 1.6%
     General Motors Corp. * ......................       16,700           616
     General Motors Corp. Cl. H * ................        4,600            49
                                                                   ----------
                                                                          665

Banks - 13.3%
     Bank of America Corp. * .....................       21,110         1,469
     Bank One Corp. * ............................        7,000           256
     BB&T Corporation * ..........................        3,800           141
     Hudson City Bancorp, Inc. ...................        3,800            71
     JP Morgan Chase & Co. .......................       15,100           362
     M & T Bank Corp. * ..........................        1,500           119
     National City Corp. * .......................       15,200           415
     Regions Financial Corp. .....................       12,200           407
     South Trust Corp. * .........................       11,300           281
     Suntrust Banks, Inc. * ......................        8,300           472
     Union Planters Corp. * ......................       15,850           446
     US Bancorp * ................................        3,900            83
     Wachovia Corp. * ............................       24,900           907
                                                                   ----------
                                                                        5,429

Beverages - 0.1%
     Brown-Forman Corp. - Cl. B * ................          600            39

Biotechnology - 1.1%
     Amgen, Inc. * ...............................        1,000            48
     Charles River Laboratories * ................        3,600           139
     Chiron Corp. * ..............................        2,300            87
     Gilead Sciences, Inc. * .....................        4,000           136
     Invitrogen Corp. * ..........................        1,100            34
                                                                   ----------
                                                                          444

Chemicals - 1.1%
     A. Schulman, Inc. ...........................        2,800            52
     Dow Chemical Co. * ..........................        5,800           172
     E.I. du Pont de Nemours & Co. * .............        1,000    $       43
     Great Lakes Chemical Corp. ..................        4,300           103
     The Scotts Co. - Cl. A * ....................        1,700            83
                                                                   ----------
                                                                          453

Commercial Services & Supplies - 2.2%
     Avery Dennison Corp. * ......................        3,300           202
     Deluxe Corp. * ..............................        3,600           152
     Honeywell International, Inc. ...............        6,500           156
     Manpower, Inc.* .............................        3,400           108
     Republic Services, Inc. - Cl. A * ...........        9,700           203
     Waste Management, Inc. * ....................        3,000            69
                                                                   ----------
                                                                          890

Communications Equipment - 0.1%
     Motorola, Inc. ..............................        6,300            54

Computers & Peripherals - 3.3%
     Dell Computer Corp. * .......................       14,100           377
     Hewlett-Packard Co. * .......................       32,942           572
     International Business Machines Corp. .......        5,300           411
                                                                   ----------
                                                                        1,360

Construction Materials - 0.7%
     Carlisle Cos., Inc. .........................        3,100           128
     United States Steel Corp. * .................       10,800           142
                                                                   ----------
                                                                          270

Containers & Packaging - 0.7%
     Ball Corp. ..................................        3,600           184
     Ownes-Illinois, Inc. * ......................        7,900           115
                                                                   ----------
                                                                          299
Diversified Financials - 12.0%
     American Express Co. * ......................        7,300           258
     Bear Stearns Cos., Inc. * ...................        7,300           434
     Citigroup, Inc. * ...........................       47,500         1,672
     John Nuveen Co. - Cl. A .....................        3,800            96
     Lehman Brothers Holdings, Inc. ..............        7,300           389
     Merrill Lynch & Co., Inc. * .................       12,100           459
     Morgan Stanley, Dean Witter, Discover & Co. .        4,400           176
     Nationwide Financial Services - Cl. A .......       10,500           301
     The Dun & Bradstreet Corp. * ................        9,500           392
     Washington Mutual, Inc. * ...................        7,300           252
     Wells Fargo & Co. * .........................        9,500           445
                                                                   ----------
                                                                        4,874

Diversified Telecommunication Services - 7.2%
     Alltel Corp. * ..............................        5,800           296
     AT&T Corp. * ................................        7,620           199
     BCE, Inc. ...................................        3,000            54
     BellSouth Corp. * ...........................       16,500           427
     SBC Communications, Inc. * ..................       23,700           643
     Sprint Corp. * ..............................       24,600           356

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
LARGE CAP VALUE CORE FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK - Continued

Diversified Telecommunication Services - Continued
     Verizon Communications * ....................       24,600    $      953
                                                                   ----------
                                                                        2,928

Electric Utilities - 4.5%
     Allegheny Energy, Inc. * ....................        6,300            48
     American Electric Power Co. * ...............       14,000           383
     Constellation Energy Group * ................        4,500           125
     Edison International * ......................       13,000           154
     Entergy Corp. * .............................        7,700           351
     Firstenergy Corp. * .........................          600            20
     PG & E Corp. * ..............................       14,400           200
     Progress Energy, Inc. * .....................       11,200           485
     TXU Corp. ...................................        2,700            50
                                                                   ----------
                                                                        1,816

Electrical Equipment - 0.7%
     American Power Conversion * .................        2,900            44
     Rockwell International Corp. * ..............        8,500           176
     Tecumseh Products Co. - Cl. A ...............          900            40
     United Technologies Corp. * .................          700            43
                                                                   ----------
                                                                          303

Electronic Equipment & Instruments - 1.6%
     Arrow Electronics, Inc. * ...................        8,600           110
     Avnet, Inc. .................................       13,600           147
     Ingram Micro, Inc. - Cl. A * ................       27,900           345
     Tech Data Corp. * ...........................        2,610            70
                                                                   ----------
                                                                          672

Energy Equipment & Services - 1.0%
     Transocean Sedco Forex, Inc. * ..............       17,200           399

Food & Drug Retailing - 1.1%
     CVS Corp. ...................................        2,000            50
     SuperValu, Inc. * ...........................        8,000           132
     Sysco Corp. * ...............................        8,800           262
                                                                   ----------
                                                                          444

Food Products - 2.0%
     Archer Daniels Midland Co. * ................       12,200           151
     Kraft Foods, Cl. - A ........................       12,300           479
     Tyson Foods, Inc. - Cl. A ...................       18,000           202
                                                                   ----------
                                                                          832

Health Care Equipment & Supplies - 0.5%
     Applera Corporation - Applied Biosystems
      Group ......................................        8,900           156
     Henry Schein, Inc. * ........................        1,000            45
                                                                   ----------
                                                                          201

Health Care Providers & Services - 2.7%
     Aetna US Healthcare, Inc. * .................        6,700           276
     Cardinal Health, Inc. * .....................        3,400           201
     Healthnet, Inc. * ...........................        4,000           106
     McKesson HBOC, Inc. .........................       14,200           384
     PacifiCare Health Systems, Inc. * ...........        1,900            53
     UnitedHealth Group, Inc. * ..................        1,200    $      100
                                                                   ----------
                                                                        1,120

Household Products - 3.0%
     Clorox Co. * ................................        9,500           392
     Procter & Gamble Co. * ......................        9,700           833
                                                                   ----------
                                                                        1,225

Industrial Conglomerates - 0.4%
     Aramark Corp. - Cl. B * .....................        6,200           146

Insurance - 6.0%
     Allstate Corp. ..............................        1,200            44
     American Financial Group, Inc. ..............        2,000            46
     American International Group, Inc. * ........        5,815           336
     American National Insurance Co. .............        1,100            90
     CNA Financial Corp. * .......................       12,400           317
     Loews Corp. * ...............................       10,200           454
     Metlife, Inc. * .............................       18,400           498
     Principal Financial Group. * ................        4,000           121
     Prudential Financial, Inc. * ................       11,400           362
     The MONY Group, Inc. ........................        1,400            34
     Travelers Property Casualty Corp. - Cl. B * .        9,628           141
                                                                   ----------
                                                                        2,443

Leisure Equipment & Products - 1.2%
     Eastman Kodak Co. * .........................        7,400           259
     Polaris Industries Inc. .....................        3,600           211
                                                                   ----------
                                                                          470

Machinery - 0.5%
     ITT Industries, Inc. * ......................        2,500           152
     Timken Co. ..................................        2,900            55
                                                                   ----------
                                                                          207

Media - 7.1%
     AOL Time Warner, Inc. * .....................       53,300           698
     Comcast Corp. - Cl. A .......................       20,663           487
     Cox Radio, Inc. - Cl. A * ...................        4,100            93
     Entravision Communications - Cl. A * ........        4,300            43
     Fox Entertainment Group, Inc. - Cl. A * .....       17,300           449
     Hearst-Argyle Television, Inc. * ............        6,000           145
     McClatchy Newspapers, Inc. - Cl. A ..........        3,300           187
     McGraw-Hill Cos., Inc. ......................        1,700           103
     Media General, Inc. - Cl. A .................        1,200            72
     Panamsat Corp. * ............................        5,700            83
     The Walt Disney Co. * .......................       13,000           212
     Viacom, Inc. - Cl. B * ......................        7,900           322
                                                                   ----------
                                                                        2,894

Multiline Retail - 1.6%
     Big Lots, Inc. * ............................        4,600            61
     Dillard's Inc. - Cl. A * ....................        4,100            65
     Saks, Inc. * ................................       15,700           184

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
LARGE CAP VALUE CORE FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK - Continued

Multiline Retail - Continued
     Wal-Mart Stores, Inc. * .....................        7,000    $      354
                                                                   ----------
                                                                          664

Oil & Gas - 10.8%
     Chevron Texaco Corp. * ......................        4,535           302
     Conoco Phillips .............................        9,559           463
     Exxon Mobil Corp. * .........................       69,900         2,442
     Marathon Oil Corp. * ........................        4,100            87
     Occidental Petroleum Corp. * ................       17,800           506
     Oneok, Inc. .................................       13,800           265
     Valero Energy Corp. .........................        9,300           344
                                                                   ----------
                                                                        4,409

Paper & Forest Products - 0.1%
     International Paper Co. * ...................        1,200            42

Personal Products - 0.7%
     Colgate-Palmolive Co. .......................        5,600           294

Pharmaceuticals - 0.9%
     Johnson & Johnson * .........................          700            38
     Merck & Co., Inc. * .........................        5,800           328
                                                                   ----------
                                                                          366

Real Estate Investment Trust - 1.8%
     Avalonbay Communities, Inc. .................        1,000            39
     Equity Office Properties Trust * ............       16,200           405
     Mack-Cali Realty LP * .......................        2,000            61
     Prologis Trust ..............................        8,000           201
     Simon Property Group, Inc. ..................          600            20
                                                                   ----------
                                                                          726

Real Estate Operations - 0.3%
     AMB Property Corp. ..........................        3,900           107

Road & Rail - 0.7%
     Union Pacific Corp. * .......................        4,900           293

Software - 0.1%
     Imation Corp. * .............................        1,100            39

Specialty Retail - 2.6%
     AutoNation, Inc. * ..........................       20,100           252
     Limited, Inc. * .............................        8,100           113
     PetsMart, Inc.* .............................        5,700            98
     Sherwin-Williams Co. * ......................       10,700           302
     Staples, Inc. * .............................       16,500           302
                                                                   ----------
                                                                        1,067

Tobacco - 0.8%
     R.J. Reynolds Tobacco Holdings, Inc. ........        7,900           333

Trading Companies & Distributors - 0.2%
     W.W. Grainger, Inc. * .......................        1,500            77

Wireless Telecommunications Services - 0.5%
     AT&T Wireless Group * .......................       11,500            65
     United States Cellular Corp. * ..............        5,300    $      133
                                                                   ----------
                                                                          198
                                                                   ----------
                               TOTAL COMMON STOCK-         99.7%       40,643
              Cash and Receivables, less payables-          0.3%          122
                                                     ----------    ----------
                                       NET ASSETS-        100.0%   $   40,765
                                                     ==========    ==========

* Non-income producing security.

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
FUNDAMENTAL VALUE FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK

Aerospace & Defense - 1.3%
     Boeing Co. * ................................        6,400    $      211
     Lockheed Martin Corp. .......................       16,400           947
     Northrop Grumman Corp. * ....................        3,800           369
                                                                   ----------
                                                                        1,527

Air Freight & Couriers - 0.6%
     Fedex Corp. .................................       13,500           732

Airlines - 0.1%
     Continental Airlines, Inc. - Cl. B * ........       22,300           162

Auto Components - 1.3%
     American Axle & Manufacturing
      Holdings, Inc. * ...........................       15,700           367
     Johnson Controls, Inc. ......................        4,400           353
     Lear Corp. * ................................       26,500           882
                                                                   ----------
                                                                        1,602

Banks - 12.4%
     Bank of America Corp. * .....................       42,700         2,971
     Bank of New York Co., Inc. * ................       15,000           359
     Bank One Corp. * ............................       33,100         1,210
     Commerce Bancshares, Inc. ...................        9,657           379
     Golden West Financial Corp. * ...............       29,600         2,126
     Hibernia Corp. - Cl. A ......................       33,800           651
     KeyCorp * ...................................       60,600         1,524
     PNC Bank Corp. * ............................       44,400         1,860
     UnionBanCal Corp. ...........................       54,200         2,128
     Wachovia Corp. * ............................       49,800         1,815
                                                                   ----------
                                                                       15,023

Beverages - 1.3%
     Constellation Brands, Inc. - Cl. A * ........       26,200           621
     PepsiCo, Inc. * .............................       22,700           959
                                                                   ----------
                                                                        1,580

Building Products - 1.1%
     Masco Corp. * ...............................       63,400         1,335

Chemicals - 2.8%
     Dow Chemical Co. * ..........................       33,100           983
     E.I. du Pont de Nemours & Co. * .............       29,900         1,268
     Monsanto Co. ................................        1,458            28
     Rohm & Haas Co. .............................       33,800         1,098
                                                                   ----------
                                                                        3,377

Commercial Services & Supplies - 1.4%
     Cendant Corp. ...............................       94,200           987
     Waste Management, Inc. * ....................       30,200           692
                                                                   ----------
                                                                        1,679

Communications Equipment - 0.4%
     Lucent Technologies, Inc. * .................      418,600           527

Computers & Peripherals - 3.6%
     EMC Corp. * .................................       53,200           327
     Hewlett-Packard Co. * .......................      116,857         2,029
     International Business Machines Corp. .......       25,400    $    1,968
                                                                   ----------
                                                                        4,324

Diversified Financials - 12.1%
     Capital One Financial Corp. .................       14,400           428
     Citigroup, Inc. * ...........................      169,566         5,967
     Household International, Inc. ...............       36,200         1,007
     Legg Mason, Inc. * ..........................        8,300           403
     Lehman Brothers Holdings, Inc. ..............        4,300           229
     Merrill Lynch & Co., Inc. * .................       89,300         3,389
     Morgan Stanley, Dean Witter, Discover & Co. .       42,600         1,700
     Wells Fargo & Co. * .........................       31,700         1,486
                                                                   ----------
                                                                       14,609

Diversified Telecommunications Services - 7.3%
     AT&T Corp. * ................................       30,700           802
     BellSouth Corp. * ...........................       59,700         1,544
     Citizens Communications Co. * ...............       28,700           303
     Qwest Communications International, Inc. ....      379,700         1,898
     SBC Communications, Inc. * ..................       93,795         2,543
     Verizon Communications * ....................       45,100         1,748
                                                                   ----------
                                                                        8,838

Electric Utilities - 6.5%
     Cinergy Corp. * .............................       35,500         1,197
     Exelon Corp. * ..............................       43,412         2,291
     Firstenergy Corp. * .........................       32,000         1,055
     FPL Group, Inc. .............................       32,700         1,966
     Pinnacle West Capital Corp. * ...............       23,000           784
     PPL Corp. ...................................       16,500           572
                                                                   ----------
                                                                        7,865

Electrical Equipment - 0.5%
     United Technologies Corp. * .................       10,400           644

Electronic Equipment & Instruments - 0.5%
     Thermo Electron Corp. * .....................       29,000           583

Energy Equipment & Services - 0.4%
     Halliburton Co. * ...........................       28,500           533

Food Products - 1.9%
     General Mills, Inc. * .......................       50,400         2,366

Health Care Equipment & Supplies - 0.2%
     Becton, Dickinson & Co. * ...................        9,400           288

Health Care Providers & Services - 1.1%
     HCA-The Healthcare Corp. * ..................        6,000           249
     McKesson HBOC, Inc. .........................       38,500         1,041
                                                                   ----------
                                                                        1,290

Hotels Restaurants & Leisure - 1.4%
     McDonald's Corp. * ..........................       59,500           957
     MGM Grand, Inc. .............................       21,100           695
                                                                   ----------
                                                                        1,652

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
FUNDAMENTAL VALUE FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK - Continued

Household Products - 1.5%
     Kimberly-Clark Corp. * ......................        3,500    $      166
     Procter & Gamble Co. * ......................       18,700         1,607
                                                                   ----------
                                                                        1,773

Industrial Conglomerates - 0.7%
     Aramark Corp. - Cl. B * .....................       34,000           799

Insurance - 6.8%
     American International Group, Inc. * ........       35,950         2,080
     Marsh & McLennan Cos., Inc. * ...............       27,000         1,248
     MBIA, Inc. * ................................       56,250         2,467
     St. Paul Cos., Inc. .........................       44,400         1,512
     XL Capital, Ltd. - Cl.A* ....................       12,200           942
                                                                   ----------
                                                                        8,249

Leisure Equipment & Products - 0.6%
     Eastman Kodak Co. * .........................       14,600           512
     Mattel, Inc. * ..............................       12,600           241
                                                                   ----------
                                                                          753

Machinery - 1.8%
     Caterpillar, Inc. * .........................       16,000           731
     ITT Industries, Inc. * ......................       24,100         1,463
                                                                   ----------
                                                                        2,194

Media - 6.2%
     AOL Time Warner, Inc. * .....................       97,500         1,277
     Comcast Corp. - Cl. A .......................       49,657         1,170
     Comcast Corp. - Cl. A .......................       43,100           974
     E.W. Scripps Co. - Cl. A ....................        4,900           377
     Gannett Co., Inc. * .........................       13,900           998
     Lamar Advertising Co. * .....................        7,000           236
     Liberty Media Corp. - Ser. A * ..............      192,200         1,718
     USA Networks, Inc. * ........................       33,600           770
                                                                   ----------
                                                                        7,520

Metals & Mining - 0.9%
     Alcoa, Inc. * ...............................       45,700         1,041

Multiline Retail - 0.9%
     Dillard's Inc. - C.A * ......................       45,000           714
     Ross Stores, Inc. ...........................       10,100           428
                                                                   ----------
                                                                        1,142

Office Electronics - 0.2%
     Xerox Corp. * ...............................       33,500           270

Oil & Gas - 10.3%
     Amerada Hess Corp. * ........................        6,500           358
     Chevron Texaco Corp. * ......................       22,200         1,476
     Conoco Phillips .............................       19,685           952
     Exxon Mobil Corp. * .........................      115,100         4,022
     Royal Dutch Petroleum Co. * .................       59,100         2,602
     Sunoco, Inc. * ..............................       28,000           929
     Total Fina SA - ADR .........................       29,500         2,109
                                                                   ----------
                                                                       12,448

Paper & Forest Products - 1.7%
     Bowater, Inc. ...............................       35,100    $    1,473
     Weyerhaeuser Co. ............................       12,300           605
                                                                   ----------
                                                                        2,078

Personal Products - 0.4%
     Alberto-Culver Co. - Cl. B * ................        9,800           494

Pharmaceuticals - 3.3%
     Abbott Laboratories * .......................       21,500           860
     Eli Lilly & Co. * ...........................       22,900         1,454
     Schering-Plough Corp. * .....................       76,200         1,692
                                                                   ----------
                                                                        4,006

Real Estate Investment Trust - 2.2%
     General Growth Properties ...................       18,200           947
     Kimco Realty Corp. ..........................       34,050         1,043
     Public Storage, Inc. ........................       22,100           714
                                                                   ----------
                                                                        2,704

Road & Rail - 0.5%
     Canadian National Railway Co. ...............       15,200           632

Semiconductor Equipment & Products - 0.3%
     Agere Systems, Inc. - Cl. A * ...............       29,300            42
     National Semiconductor Corp. * ..............       17,700           266
                                                                   ----------
                                                                          308

Specialty Retail - 0.2%
     CarMax, Inc. ................................       13,369           239

Textiles & Apparel - 0.6%
     Nike, Inc. - Cl. B ..........................       15,100           671

Tobacco - 0.8%
     Philip Morris Cos., Inc. * ..................       23,300           944
                                                                   ----------
                               TOTAL COMMON STOCK-         98.1%      118,801

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
FUNDAMENTAL VALUE FUND

                                                         Par         Market
                  Name of Issuer                        Value         Value
                                                       (000's)       (000's)

INVESTMENT COMPAINES HELD AS COLLATERAL ON
 LOANED SECURITIES - 2.5%
     State Street Navigator Securities
          Lending Portfolio ......................   $    3,002    $    3,002

SHORT-TERM INVESTMENTS

Investment in joint trading account
 (Note B) - 1.9%
     1.388% due 01/02/03 .........................        2,321         2,321

U.S. Treasury - Bills - 0.1%
     1.598% due 01/02/03 .........................           45            45
     1.618% due 01/09/03 .........................           35            35
     1.67% due 01/16/03 ..........................           45            45
                                                                   ----------
                     TOTAL SHORT-TERM INVESTMENTS-          2.0%       2,446
                                                     ----------    ----------
                                TOTAL INVESTMENTS-        102.6%      124,249
              Payables, less cash and receivables-         (2.6)%      (3,147)
                                                     ----------    ----------
                                       NET ASSETS-        100.0%   $  121,102
                                                     ==========    ==========

* Non-income producing security.
ADR-American Depository Receipt.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
MONEY MARKET FUND

                                                         Par         Market
                  Name of Issuer                        Value        Value
                                                       (000's)      (000's)

PUBLICLY-TRADED BONDS

Diversified Financials - 0.8%
     General Electric Capital Corp.- Disc.
      Notes
     1.44% due 03/10/17 ..........................   $    7,000    $    7,000

Finance - 2.1%
     HBOS Treasury Services plc - Disc. Notes
     1.37% due 03/05/03 ..........................       15,000        15,000
     Holmes Finance - Disc. Notes
     1.42% due 10/15/03 ..........................        4,000         4,000
                                                                   ----------
                                                                       19,000

U.S. Government Agencies - 21.9%
     Federal Farm Credit Bank - Disc. Notes
     1.54% due 01/23/03 ..........................       19,000        18,905
     Federal Home Loan Bank - Disc. Notes
     1.26% due 02/28/03 ..........................       25,000        24,949
     1.28% due 01/22/03 ..........................       20,000        19,985
     1.75% due 12/02/03 ..........................       10,000        10,000
     1.8% due 10/20/03 ...........................       10,000         9,854
     1.875% due 07/30/03 .........................        8,000         8,003
     5.125% due 01/06/03 .........................        2,500         2,560
     Federal Home Loan Mortgage Corp. - Disc.
      Notes
     1.87% due 04/24/03 ..........................       20,000        19,883
     Federal National Mortgage Assoc. - Disc.
      Notes
     1.28% due 02/18/03 ..........................       25,000        24,957
     1.545% due 11/14/03 .........................       10,000         9,864
     1.55% due 09/19/03 ..........................        4,000         3,955
     1.61% due 02/05/03 ..........................       48,440        48,372
                                                                   ----------
                                                                      201,287
                                                                   ----------
                      TOTAL PUBLICLY-TRADED BONDS-         24.8%      227,287

COMMERCIAL PAPER

Auto Loan - 1.3%
     Toyota Motor Credit Corp.
     1.33% due 02/13/03 ..........................       11,859        11,840

Banks - 14.9%
     Abbey National
     1.32% due 03/18/03 ..........................       18,000        18,000
     Canadian Imperial Bank Commerce NY
     1.31% due 02/28/03 ..........................       20,000        20,000
     Danske Bank
     1.57% due 11/06/03 ..........................        9,000         9,000
     Dexia Bank
     1.32% due 03/10/03 ..........................       20,000        20,000
     State Street Bank & Trust Co.
     1.34% due 01/31/03 ..........................       25,000        25,000
     Svenska Handlsbanken
     1.77% due 01/07/03 ..........................       25,000        24,980
     Westdeutsche Landesbank
     1.76% due 09/23/03 ..........................       20,000    $   20,000
                                                                   ----------
                                                                      136,980

Beverages - 2.0%
     Coca Cola Enterprises, Inc.
     1.3% due 03/05/03 ...........................       18,000        17,959

Commercial Services & Supplies - 1.3%
     Archer Daniels Midland Co.
     1.71% due 02/11/03 ..........................       12,000        11,977

Diversified Financials - 8.8%
     Allstate Financial Global
     1.476% due 03/17/03 .........................       20,000        20,000
     Apreco, Inc.
     1.34% due 02/05/03 ..........................       18,000        17,977
     Ciesco LP
     1.52% due 01/06/03 ..........................       18,000        17,996
     General Electric Capital Corp.
     2.2% due 02/25/03 ...........................        5,000         4,983
     Goldman Sachs Group
     2.915% due 04/01/03 .........................       10,000         9,927
     Societe Generale New York
     1.31% due 02/10/03 ..........................       10,000        10,000
                                                                   ----------
                                                                       80,883

Finance - 30.1%
     Clipper Receivables Corp. - Disc. Notes
     1.25% due 01/02/03 ..........................       10,000        10,000
     1.34% due 01/17/03 ..........................        8,000         7,995
     Corporate Receivables Corp.
     1.6% due 01/06/03 ...........................       10,000         9,998
     Delaware Funding Corp.
     1.33% due 02/04/03 ..........................       18,000        17,977
     Eureka Securitization, Inc.
     1.34% due 02/21/03 ..........................       20,000        19,962
     Falcon Asset Securitization Corp.
     1.57% due 01/06/03 ..........................       18,000        17,996
     Galaxy Funding, Inc.
     1.35% due 01/23/03 ..........................       18,000        17,985
     GlaxoSmithKline Finance plc
     1.32% due 01/13/03 ..........................       20,000        19,991
     KFW International Finance, Inc.
     1.53% due 01/02/03 ..........................       18,000        17,999
     Montana Blanc Capital Corp.
     1.32% due 01/07/03 ..........................       18,000        17,996
     Park Avenue Reconstruction Corp.
     1.35% due 01/27/03 ..........................       18,000        17,982
     Preferred Receivables Funding
     1.54% due 01/09/03 ..........................        7,000         6,998

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
MONEY MARKET FUND

                                                         Par         Market
                  Name of Issuer                        Value        Value
                                                       (000's)       (000's)
COMMERCIAL PAPER - Continued

Finance - Continued
     President & Fellows Harvard Co.
     1.26% due 01/09/03 ..........................   $   12,000    $   11,997
     1.29% due 01/15/03 ..........................       13,000        12,993
     Societe Generale
     1.33% due 02/05/03 ..........................       12,700        12,684
     Toronto Dominion
     2.57% due 05/09/03 ..........................       10,000        10,036
     UBS Finance, Inc.
     1.22% due 01/02/03 ..........................       10,178        10,178
     Variable Funding Capital
     1.35% due 01/17/03 ..........................       18,000        17,989
     Windmill Funding Corp.
     1.33% due 10/15/03 ..........................       18,000        17,969
                                                                   ----------
                                                                      276,725

Health Care Equipment & Supplies - 2.2%
     Pfizer, Inc.
     1.29% due 01/31/03 ..........................       20,000        19,979

Health Care Providers & Services - 1.1%
     Abbott Labs
     1.3% due 01/23/03 ...........................        9,850         9,842

Insurance - 7.6%
     Metlife, Inc.
     1.49% due 05/01/03 ..........................       20,000        20,000
     1.78% due 01/16/03 ..........................       12,000        11,991
     New York Life Capital Corp.
     1.76% due 01/24/03 ..........................       18,000        17,980
     Travelers Insurance Co.
     1.48% due 05/30/03 ..........................       20,000        20,000
                                                                   ----------
                                                                       69,971

Metals & Mining - 2.7%
     ALCOA, Inc.
     1.32% due 01/06/03 ..........................       25,000        24,995

Personal Products - 1.1%
     Colgate Palmolive Co.
     1.3% due 02/07/03 ...........................          376           375
     Gillette Co.
     1.67% due 02/07/03 ..........................       10,000         9,983
                                                                   ----------
                                                                       10,358
                                                                   ----------
                           TOTAL COMMERCIAL PAPER-         73.1%      671,509

JOINT REPURCHASE AGREEMENT - 2.0%

     Investment in joint repurchase agreement
      with BNP Paribas, 1.1% due 01/02/03
      (Secured by U.S. Treasury obligations)             18,754        18,754
                                                     ----------    ----------
                                TOTAL INVESTMENTS-         99.9%      917,550
              Cash and Receivables, less payables-          0.1%          566
                                                     ----------    ----------
                                       NET ASSETS-        100.0%   $  918,116
                                                     ==========    ==========

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
SMALL/MID CAP GROWTH FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK

Air Freight & Couriers - 1.2%
     EGL, Inc. * .................................      117,400    $    1,673

Airlines - 1.2%
     CNF Transportation, Inc. * ..................       50,300         1,672

Banks - 4.1%
     Banknorth Group, Inc. * .....................      127,600         2,884
     Sovereign Bancorp, Inc. * ...................      208,400         2,928
                                                                   ----------
                                                                        5,812

Beverages - 2.2%
     Constellation Brands, Inc. - Cl. A * ........      132,600         3,144

Biotechnology - 5.4%
     Cambrex Corp. * .............................      102,900         3,109
     Cephalon, Inc. * ............................        8,000           389
     CV Therapeutics, Inc. * .....................       21,000           383
     Gene Logic, Inc. * ..........................       56,000           352
     Genzyme Corp. * .............................       36,200         1,070
     Genzyme Corp. ...............................       90,000           229
     Human Genome Sciences, Inc. * ...............       55,000           485
     Incyte Pharmacuticals, Inc.   ...............       77,000           351
     Millennium Pharmaceuticals, Inc. * ..........       60,000           476
     Regeneron Pharmaceuticals * .................       17,500           324
     Ribapharm, Inc. .............................       72,000           472
                                                                   ----------
                                                                        7,640

Commercial Services & Supplies - 1.2%
     Catalina Marketing Corp. ....................       40,600           751
     The Bisys Group, Inc. * .....................       59,900           953
                                                                   ----------
                                                                        1,704

Communications Equipment - 3.4%
     Ciena Corp. * ...............................       80,000           411
     Comverse Technology, Inc. ...................      196,700         1,971
     Emulex Corp. * ..............................       19,000           352
     Tekelec, Inc. * .............................      192,400         2,011
                                                                   ----------
                                                                        4,745
Containers & Packaging - 2.6%
     Pactiv Corp. * ..............................      167,900         3,670

Diversified Financials - 3.3%
     Federated Investments, Inc. - Cl. B .........       25,300           642
     Investment Technology Group, Inc. * .........       40,400           903
     Legg Mason, Inc. * ..........................       63,000         3,058
                                                                   ----------
                                                                        4,603

Diversified Telecommunication Services - 0.5%
     Nextel Communications, Inc.- Cl. A * ........       60,000           693

Electric Utilities - 0.8%
     Pinnacle West Capital Corp. * ...............       33,600         1,145

Electronic Equipment & Instruments - 6.2%
     Asyst Technologies, Inc. * ..................       40,000           294
     Cypress Semiconductor Corp. * ...............       86,000    $      492
     Jabil Circuit, Inc. * .......................       89,400         1,602
     Sanmina Corp. * .............................      456,400         2,049
     Symbol Technologies, Inc. * .................      227,650         1,871
     Waters Corp. * ..............................      108,600         2,366
                                                                   ----------
                                                                        8,674

Health Care Equipemnt & Supplies - 5.9%
     Celgene Corp. * .............................       19,900           408
     Edwards Lifesciencs Corp. * .................      139,600         3,556
     Henry Schein, Inc. * ........................       79,100         3,559
     Vertex Pharmaceuticals, Inc. * ..............       49,000           777
                                                                   ----------
                                                                        8,300

Health Care  Providers & Services - 11.6%
     Albany Molecular Research, Inc. * ...........      195,900         2,898
     Anthem, Inc. * ..............................       26,000         1,635
     Caremark Rx, Inc. * .........................      146,700         2,384
     Healthnet, Inc. * ...........................       73,000         1,927
     Laboratory Corporation of America Holdings *        67,500         1,569
     Pharmaceutical Product Development, Inc. * ..       72,900         2,134
     Triad Hospitals, Inc. * .....................      126,600         3,776
                                                                   ----------
                                                                       16,323

Hotels Restaurants & Leisure - 2.0%
     CEC Entertainment, Inc. * ...................       42,400         1,302
     Darden Restaurants, Inc. * ..................       76,950         1,573
                                                                   ----------
                                                                        2,875

Household Durables - 5.1%
     D.R. Horton, Inc. * .........................      177,000         3,071
     FreeMarkets, Inc. * .........................       42,000           270
     Mohawk Industries, Inc. * ...................       36,500         2,079
     Yankee Candle, Inc. * .......................      106,600         1,706
                                                                   ----------
                                                                        7,126

Insurance - 3.2%
     Arthur J. Gallagher & Co. ...................      103,500         3,041
     Providian Financial Corp. * .................      236,200         1,533
                                                                   ----------
                                                                        4,574

Internet Software & Services - 0.6%
     VeriSign, Inc. * ............................      102,500           822

IT Consulting & Services - 0.2%
     Trizetto Group, Inc. ........................       50,000           307

Leisure Equipment & Products - 1.6%
     Polaris Industries Inc. .....................       39,000         2,285

Machinery - 0.7%
     SPX Corp. * .................................       24,600           921

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
SMALL/MID CAP GROWTH FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK - Continued

Media - 0.5%
     Cox Radio, Inc. - Cl. A * ...................       30,000    $      684

Oil & Gas - 3.9%
     Chesapeake Energy Corp. .....................      238,800         1,848
     Swift Energy Co. * ..........................      222,900         2,156
     Tidewater, Inc. * ...........................       49,000         1,524
                                                                   ----------
                                                                        5,528

Pharmaceuticals - 3.3%
     Abgenix, Inc. * .............................       65,500           483
     NPS Pharmaceuticals, Inc. * .................       21,000           528
     OSI Pharmaceuticals, Inc. * .................       14,000           230
     Watson Pharmaceuticals, Inc. * ..............      121,700         3,440
                                                                   ----------
                                                                        4,681

Road & Rail - 1.3%
     Werner Enterprises, Inc. * ..................       87,733         1,889

Semiconductor Equipment & Products - 5.9%
     Cabot Microelectronics Corp. ................       44,000         2,077
     Exar Corp. * ................................       40,000           496
     Fairchild Semiconductor Corp. - Cl. A * .....      233,000         2,496
     Lattice Semiconductor Corp. * ...............      128,400         1,126
     Novellus Systems, Inc. * ....................       38,000         1,067
     RF Micro Devices, Inc. * ....................       30,000           220
     Teradyne, Inc. * ............................       36,000           468
     Varian Semiconductor Equipment Associates,
      Inc. .......................................       15,500           368
                                                                   ----------
                                                                        8,318

Software - 6.4%
     Agile Software Corp. ........................       43,700           338
     Cadence Design Systems, Inc. * ..............      256,100         3,019
     Manhattan Associates, Inc. * ................      100,900         2,387
     Mercury Interactive Corp. * .................       21,000           623
     Siebel Systems, Inc. * ......................       60,000           449
     Synopsys, Inc. * ............................        6,300           291
     Verity, Inc. * ..............................      146,100         1,957
                                                                   ----------
                                                                        9,064

Specialty Retail - 8.4%
     Chicos Fas, Inc. * ..........................      145,600         2,753
     Linens 'n Things, Inc. ......................       79,900         1,806
     Michaels Stores, Inc. * .....................       91,300         2,858
     O'Reilly Automotive, Inc. * .................      113,700         2,876
     Too, Inc. * .................................       62,900         1,479
                                                                   ----------
                                                                       11,772

Textiles & Apparel - 4.1%
     Columbia Sportswear Co. * ...................       53,000         2,354
     Liz Claiborne, Inc. * .......................      116,200         3,446
                                                                   ----------
                                                                        5,800

Trading Companies & Distributors - 1.4%
     Fastenal Co. * ..............................       53,600    $    2,004
                                                                   ----------
                               TOTAL COMMON STOCK-         98.2%      138,448

                                                         Par
                                                        Value
                                                       (000's)

INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
 SECURITIES - 11.3%
     State Street Navigator Securities
      Lending Portfolio ..........................   $   15,946        15,946

SHORT-TERM INVESTMENTS - 1.5%

     Investment in joint trading account (Note B)
          1.388% due 01/02/03 ....................        2,115         2,115
                                                     ----------    ----------
                                TOTAL INVESTMENTS-        111.0%      156,509
              Cash and Receivables, less payables-        (11.0)%     (15,551)
                                                     ----------    ----------
                                       NET ASSETS-        100.0%   $  140,958
                                                     ==========    ==========

* Non-income producing security.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
BOND INDEX FUND

                                                         Par         Market
                  Name of Issuer                        Value        Value
                                                       (000's)      (000's)

PUBLICLY-TRADED BONDS

Aerospace & Defense - 0.7%
     Boeing Cap. Corp. - Sr. Notes
     7.1% due 09/27/05 ...........................   $      500    $      542
     Lockheed Martin Corp.
     8.2% due 12/01/09 ...........................          200           247
     Northrop-Grumman Corp. - Debs.
     7.75% due 03/01/16 ..........................           75            91
     Raytheon Co. - Notes
     6.75% due 08/15/07 ..........................          200           222
     United Technologies Corp. - Debs.
     8.875% due 11/15/19 .........................           50            67
     United Technology Corp.
     6.625% due 11/15/04 .........................          200           216
                                                                   ----------
                                                                        1,385

Airlines - 0.0%
     Union Pacific Corp. - Debs.
     6.625% due 02/01/29 .........................           85            93

Auto Components - 0.2%
     TRW, Inc.
     7.125% due 06/01/09 .........................          150           168
     Visteon Corp.
     7.95% due 08/01/05 ..........................          250           265
                                                                   ----------
                                                                          433

Auto Loan - 1.9%
     Aristar, Inc. - Sr. Notes
     6.5% due 11/15/03 ...........................          200           208
     Ford Motor Credit Co.
     6.125% due 01/09/06 .........................          800           796
     Ford Motor Credit Co. - Bonds
     7.375% due 02/01/11 .........................          250           243
     General Motors Acceptance Corp.
     5.85% due 01/14/09 ..........................          500           481
     General Motors Acceptance Corp. - Notes
     6.125% due 09/15/06 .........................          400           407
     GMAC Commercial Mortgaged Securities,
      Inc. - CTF - Ser. 1998-Cl Cl. A2
     6.7% due 05/15/30 ...........................          900           985
     Household Finance Corp. - Notes
     8.0% due 07/15/10 ...........................          350           396
     Household Finance Corp. - Sr. Unsub. Notes
     5.875% due 02/01/09 .........................          280           287
     Toyota Motor Credit Corp. - Notes
     5.5% due 12/15/08 ...........................           60            65
                                                                   ----------
                                                                        3,868

Automobiles - 1.1%
     Daimler Chrysler Auto Trust - Notes
     6.7% due 03/08/06 ...........................          400           425
     DaimlerChrysler NA Holding Co.
     7.2% due 09/01/09 ...........................          650           723
     Delphi Automotive Systems Corp. - Debs.
     7.125% due 05/01/29 .........................           50            48
     Delphi Automotive Systems Corp. - Notes
     6.5% due 05/01/09 ...........................   $      200    $      206
     Ford Motor Co. - Bonds
     6.625% due 02/15/28 .........................          350           280
     General Motors Corp. - Sr. Notes
     7.2% due 01/15/11 ...........................          500           502
                                                                   ----------
                                                                        2,184

Bank - 4.4%
     African Development Bank - Sub. Notes
     6.875% due 10/15/15 .........................           35            41
     Asian Development Bank - Bonds
     5.5% due 04/23/04 ...........................          270           283
     Bank of America Corp. - Sub. Notes
     7.8% due 02/15/10 ...........................          350           416
     Bank One Corp.
     7.875% due 08/01/06 .........................          300           360
     Bank One Corp. - Notes
     6.875% due 08/01/10 .........................        1,000         1,124
     Bank One Corp. - Sr. Notes
     5.625% due 02/17/04 .........................          150           156
     BankAmercia Corp. - Sub. Notes
     6.5% due 03/15/06 ...........................          150           166
     Chase Manhattan Corp. - Sub. Notes
     7.125% due 02/01/07 .........................          225           251
     Credit Suisse First Boston, Inc. - Notes
     5.875% due 08/01/06 .........................          500           536
     Fleet Boston Corp. - Sub. Notes
     7.375% due 12/01/09 .........................          100           114
     Fleet Financial Group, Inc. - Sub. Debs.
     6.7% due 07/15/28 ...........................           75            78
     HSBC Holdings plc
     7.5% due 07/15/09 ...........................          150           178
     InterAmerican Development Bank - Debs.
     8.5% due 03/15/11 ...........................          200           258
     Intermediate American Development Bank -
      Bonds
     6.125% due 03/08/06 .........................        1,300         1,448
     International Bank of Reconstruction &
      Development - Notes
     5.0% due 03/28/06 ...........................          750           810
     JP Morgan Chase & Co. - Notes
     5.25% due 05/30/07 ..........................        1,000         1,057
     Korea Development Bank - Bonds
     7.375% due 09/17/04 .........................          120           130
     National City Bank of Pennsylvania - Sub.
      Notes
     7.25% due 10/21/11 ..........................           50            58
     NationsBank Corp. - Sub. Notes
     7.75% due 08/15/15 ..........................          400           492
     Royal Bank of Scotland plc - Sub. Notes
     6.4% due 04/01/09 ...........................          150           166

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
BOND INDEX FUND

                                                         Par          Market
                  Name of Issuer                        Value         Value
                                                       (000's)       (000's)

PUBLICLY-TRADED BONDS - Continued

Banks - Continued
     United Bank National Assoc. of Minneapolis
     6.375% due 08/01/11 .........................   $      325    $      365
     Wachovia Corp. - Notes
     4.95% due 11/01/06 ..........................          500           534
     Wachovia Corp. - Sub. Notes
     5.625% due 12/15/08 .........................           75            80
                                                                   ----------
                                                                        9,101

Beverages - 0.6%
     Anheuser Busch Cos., Inc.
     9.0% due 12/01/09 ...........................          470           608
     Coca-Cola Enterprises, Inc. - Debs.
     8.5% due 02/01/22 ...........................          100           129
     Fortune Brands, Inc. - Debs.
     7.875% due 01/15/23 .........................          100           119
     Kellogg Co. - Debs. - Ser. B
     7.45% due 04/01/31 ..........................          100           122
     Pepsi Bottling Group, Inc. - Sr. Notes -
      Ser. B
     7.0% due 03/01/29 ...........................          100           116
                                                                   ----------
                                                                        1,094

Chemicals - 0.2%
     E.I. Du Pont De Nemours
     6.5% due 01/15/28 ...........................          150           168
     Eastman Chemical - Debs.
     7.6% due 02/01/27 ...........................           50            57
     Morton International, Inc. - Debs.
     9.25% due 06/01/20 ..........................           40            51
     Rohm & Haas Co. - Notes
     7.4% due 07/15/09 ...........................           80            92
                                                                   ----------
                                                                          368

Commercial Services & Suppliers - 0.3%
     Electronic Data Systems Corp.
     7.125% due 10/15/09 .........................          100           103
     First Data Corp. - Sr. Notes
     5.625% due 11/01/11 .........................          400           423
     Honeywell International, Inc. - Notes
     7.5% due 03/01/10 ...........................           75            88
     John Deere Capital Corp. - Notes
     6.0% due 02/15/09 ...........................           60            65
                                                                   ----------
                                                                          679

Communications Equipment - 0.4%
     Deutsche Telekom International Finance
     8.5% due 06/15/30 ...........................          300           347
     GTE Corp. - Debs.
     6.94% due 04/15/28 ..........................          100           105
     Motorola, Inc. - Notes
     6.75% due 02/01/06 ..........................          300           310
                                                                   ----------
                                                                          762

Computers & Peripherals - 0.5%
     Hewlett - Packard Co. - Notes
     7.15% due 06/15/05 ..........................   $      200    $      220
     International Business Machines Corp. -
      Debs.
     7.0% due 10/30/25 ...........................          100           113
     International Business Machines Corp. -
      Notes
     4.25% due 09/15/09 ..........................          600           613
                                                                   ----------
                                                                          946

Credit Card - 1.0%
     CitiFinancial Credit Co. - Notes
     5.9% due 09/01/03 ...........................          150           154
     MBNA Credit Card Master Note Trust - Ser.
      2002-1 Notes Cl. A
     4.95% due 06/15/09 ..........................        1,000         1,077
     MBNA Master Credit Card Trust II - Notes
     6.5% due 04/15/10 ...........................          400           446
     Standard Credit Card Master Trust
     8.25% due 01/07/07 ..........................          400           447
                                                                   ----------
                                                                        2,124

Diversified Financials - 5.6%
     Associates Corp. of North America
     5.5% due 02/15/04 ...........................          675           704
     Chase Commercial Mortgage Securities Corp.
      - Ser. 200-2 CTF Cl. A2
     7.631% due 07/15/32 .........................          300           357
     Citicorp Capital II
     8.015% due 02/15/27 .........................          100           112
     Citigroup, Inc.
     7.25% due 10/01/10 ..........................          400           464
     Citigroup, Inc. - Notes
     6.625% due 01/15/28 .........................          100           109
     Devon Financing Corp. United LC - Notes
     6.875% due 09/30/11 .........................          400           446
     General Electric Capital Corp.
     6.0% due 06/15/12 ...........................          550           594
     6.125% due 02/22/11 .........................          150           162
     7.5% due 06/05/03 ...........................          700           718
     Goldman Sachs Group, Inc. - Notes
     7.35% due 10/01/09 ..........................          500           573
     Hartford Financial Services Group, Inc. - Sr.
      Notes
     7.75% due 06/15/05 ..........................          150           166
     KFW International Finance, Inc. - Sr. Notes
     5.25% due 06/28/06 ..........................          300           327
     Lehman Brothers Holdings, Inc. - Notes
     6.25% due 05/15/06 ..........................          500           547
     Merrill Lynch & Co., Inc. - Notes
     8.0% due 06/01/07 ...........................          200           233
     Morgan Stanley Capital, Inc. - CTF 1998-
      WFI Cl. A1
     6.25% due 03/15/30 ..........................          798           849

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
BOND INDEX FUND

                                                         Par         Market
                  Name of Issuer                        Value        Value
                                                       (000's)      (000's)

PUBLICLY-TRADED BONDS - Continued

Diversified Financials - Continued
     Morgan Stanley Capital, Inc. - Pass Thru
      Certs. - Ser. 1999-RMI
     6.37% due 12/15/31 ..........................   $    1,021    $    1,111
     Morgan Stanley Group, Inc.
     6.1% due 04/15/06 ...........................        1,065         1,160
     6.75% due 04/15/11 ..........................          250           278
     Newcourt Credit Group, Inc. - Ser. B
     6.875% due 02/16/05 .........................          100           105
     Salomon Brothers Mortgage Securities Inc. -
      Pass Thru Certs - Ser. 2000-Cl Cl. A2
     7.52% due 12/18/09 ..........................          300           354
     Sumitomo Bank International Finance NV -
      Notes
     8.5% due 06/15/09 ...........................          100           116
     Washington Mutual Capital I
     8.375% due 06/01/27 .........................           60            66
     Washington Mutual Finance Corp. - Sr. Notes
     6.25% due 05/15/06 ..........................          300           325
     Wells Fargo & Co. - Notes
     6.625% due 07/15/04 .........................          175           187
     Wells Fargo & Co. - Sub. Notes
     6.875% due 04/01/06 .........................        1,100         1,233
     Wells Fargo Financial, Inc. - Sr. Notes
     4.875% due 06/12/07 .........................          350           372
                                                                   ----------
                                                                       11,668

Diversified Telecommunication Services - 1.2%
     AT&T Corp. - Notes
     6.5% due 03/15/13 ...........................          340           341
     Bell Canada
     7.75% due 04/01/06 ..........................          125           137
     Bellsouth Corp. - Notes
     6.875% due 10/15/31 .........................          350           392
     Bellsouth Telecommunications, Inc. - Debs.
     7.0% due 10/01/25 ...........................          100           113
     British Telecommunication plc - Notes
     8.375% due 12/15/10 .........................          200           240
     France Telecom SA - Notes
     8.7% due 03/01/06 ...........................          350           383
     Sprint Capital Corp.
     6.875% due 11/15/28 .........................          150           121
     7.625% due 01/30/11 .........................          300           285
     Telefonica Europe BV - Notes
     8.25% due 09/15/30 ..........................          100           123
     Verizon Global Funding Corp. - Notes
     7.25% due 12/01/10 ..........................          230           262
     Vodafone Group plc
     7.75% due 02/15/10 ..........................          100           118
                                                                   ----------
                                                                        2,515

Electric Utilities - 0.2%
     CalEnergy Co., Inc. - Bonds
     8.48% due 09/15/28 ..........................           60            71
     Cincinnati Gas & Electric Co. - Debs
     5.7% due 09/15/12 ...........................   $      300    $      307
     FirstEnergy Corp.  - Notes - Ser. C
     7.375% due 11/15/31 .........................           70            68
                                                                   ----------
                                                                          446

Electric/Gas - 0.4%
     Dominion Resources, Inc.
     8.125% due 06/15/10 .........................          200           233
     Niagara Mohawk Power Corp.
     7.75% due 10/01/08 ..........................          200           231
     Ontario Hydro
     6.1% due 01/30/08 ...........................          100           112
     Tennessee Valley Authority
     6.75% due 11/01/25 ..........................          100           117
     Virginia Electric Power Co.
     7.625% due 07/01/07 .........................          150           174
                                                                   ----------
                                                                          867

Finance - 0.9%
     Ameritech Capital Fund Corp.
     6.875% due 10/15/27 .........................           60            67
     Anardarko Finance Co. - Sr. Notes
     6.75% due 05/01/11 ..........................          200           226
     Bear Stearns Co., Inc.
     7.625% due 02/01/05 .........................          250           276
     Countrywide Funding Corp.
     5.5% due 02/01/07 ...........................          200           212
     Financing Corp.
     8.6% due 09/26/19 ...........................          150           207
     Massachusetts Special Purpose Trust - Ser.
      BEC-1 Cl. A5
     7.03% due 03/15/12 ..........................          150           176
     National Rural Utilities Cooperative
      Finance - Notes
     5.75% due 08/28/09 ..........................          700           747
                                                                   ----------
                                                                        1,911

Food & Drug Retailing - 0.7%
     Albertson's, Inc. - Notes
     6.625% due 06/01/28 .........................           50            50
     Albertson's, Inc. - Sr. Notes
     7.5% due 02/15/11 ...........................          345           397
     Safeway, Inc.
     7.25% due 09/15/04 ..........................          150           161
     Safeway, Inc. - Notes
     5.8% due 08/15/12 ...........................          150           157
     The Kroger Co.
     8.05% due 02/01/10 ..........................          500           588
     SuperValu, Inc. - Notes
     7.625% due 09/15/04 .........................          150           157
                                                                   ----------
                                                                        1,510

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
BOND INDEX FUND

                                                         Par         Market
                  Name of Issuer                        Value        Value
                                                       (000's)      (000's)

PUBLICLY-TRADED BONDS - Continued

Food Products - 0.5%
     Conagra Foods, Inc. - Notes
     7.875% due 09/15/10 .........................   $      250    $      302
     Conagra, Inc. - Debs.
     9.75% due 03/01/21 ..........................           75           106
     General Mills, Inc. - Notes
     6.0% due 02/15/12 ...........................          250           272
     Kraft Foods, Inc. - Notes
     4.625% due 11/01/06 .........................          300           315
     Sara Lee Corp. - Notes
     6.25% due 09/15/11 ..........................          100           112
                                                                   ----------
                                                                        1,107

Foreign Governmental - 2.4%
     Government of Canada
     5.25% due 11/05/08 ..........................          125           138
     Government of New Zealand - Debs.
     8.75% due 12/15/06 ..........................          120           144
     Hydro-Quebec
     8.4% due 01/15/22 ...........................          100           132
     Kingdom of Sweden - Debs.
     12.0% due 02/01/10 ..........................           75           107
     Malaysia - Bonds
     8.75% due 06/01/09 ..........................           50            61
     Manitoba Province Canada - Ser. BU
     9.625% due 12/01/18 .........................          300           452
     Province of Newfoundland - Debs.
     9.0% due 10/15/21 ...........................           60            85
     Province of Ontario - Bonds
     6.0% due 02/21/06 ...........................          300           329
     Province of Quebec - Debs.
     7.5% due 07/15/23 ...........................          100           122
     Republic of Greece - Notes
     6.95% due 03/04/08 ..........................          405           468
     Republic of Italy - Debs.
     6.875% due 04/15/03 .........................          460           549
     Republic of Korea - Unsub.
     8.875% due 04/15/08 .........................          600           745
     Republic of Korea - Unsub. Notes
     8.75% due 04/15/03 ..........................           85            87
     Spain Kingdom
     7.0% due 07/19/05 ...........................          250           279
     United Mexican States - Notes
     9.875% due 02/01/10 .........................          970         1,191
                                                                   ----------
                                                                        4,889

Gas Utilities - 0.1%
     Keyspan Corp.
     7.25% due 11/15/05 ..........................          100           112

Health Care Equipment & Supplies - 0.3%
     Abbott Laboratories - Notes
     5.625% due 07/01/06 .........................          250           273
     Bristol Myers Squibb Co. - Notes
     5.75% due 10/01/11 ..........................          300           320
     Eli Lilly & Co. - Notes
     7.125% due 06/01/25 .........................           80    $       94
                                                                   ----------
                                                                          687

Home Equity Loan - 0.1%
     Countrywide Home Loan Corp.
     6.25% due 04/15/09 ..........................          250           272

Hotels Restaurants & Leisure - 0.0%
     McDonald's Corp. - Sub. Debs.
     7.31% due 09/15/27 ..........................           60            67

Insurance - 0.2%
     Aetna Inc.
     7.625% due 08/15/26 .........................          100           116
     Allstate Corp.
     7.2% due 12/01/09 ...........................          150           174
     Hartford Life, Inc. - Debs.
     7.65% due 06/15/27 ..........................           50            57
     Torchmark, Inc. - Debs.
     8.25% due 08/15/09 ..........................          100           116
     Travelers Property Casualty Corp. - Sr. Notes
     7.75% due 04/15/26 ..........................           50            55
                                                                   ----------
                                                                          518

Machinery - 0.0%
     Caterpillar, Inc.- Debs.
     8.0% due 02/15/23 ...........................           50            62

Media - 1.7%
     Comcast Cable Communications - Notes
     8.875% due 05/01/17 .........................           75            88
     News America Holdings, Inc.
     8.5% due 02/15/05 ...........................          825           892
     News America Holdings, Inc. - Debs.
     7.7% due 10/30/25 ...........................          100           103
     TCI Communications, Inc. - Sr. Notes
     7.125% due 02/15/28 .........................           70            65
     The Walt Disney Co. - Sr. Notes
     6.75% due 03/30/06 ..........................        1,000         1,092
     Time Warner Entertainment, Inc. - Sr. Notes
     8.375% due 07/15/33 .........................          200           227
     Time Warner, Inc. - Notes
     7.75% due 06/15/05 ..........................          600           639
     Viacom, Inc.
     7.875% due 07/30/30 .........................           50            62
     Viacom, Inc. - Sr. Notes
     7.75% due 06/01/05 ..........................          350           392
                                                                   ----------
                                                                        3,560

Metals & Mining - 0.2%
     ALCOA, Inc. - Notes
     7.375% due 08/01/10 .........................          200           237
     Noranda, Inc. - Debs.
     7.0% due 07/15/05 ...........................          200           206
                                                                   ----------
                                                                          443

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
BOND INDEX FUND

                                                         Par         Market
                  Name of Issuer                        Value        Value
                                                       (000's)      (000's)
PUBLICLY-TRADED BONDS - Continued

Multi-Utilities - 0.1%
     Alabama Power Co. - Sr. Notes
     5.5% due 10/15/17 ...........................   $      100    $      104
     Duke Energy Co.
     6.75% due 08/01/25 ..........................          100            99
     United Utilities plc - Notes
     6.875% due 08/15/28 .........................          100            96
                                                                   ----------
                                                                          299

Multiline Retail - 0.6%
     Dayton Hudson Corp. - Debs.
     6.75% due 01/01/28 ..........................           25            28
     Federated Department Stores, Inc.
     6.625% due 04/01/11 .........................          200           218
     May Department Stores Co. - Notes
     7.625% due 08/15/13 .........................          300           348
     Sears Roebuck Acceptance Corp. - Debs.
     6.875% due 10/15/17 .........................          230           205
     Target Corp. - Notes
     7.5% due 08/15/10 ...........................          100           119
     Wal Mart Stores, Inc.
     7.55% due 02/15/30 ..........................          230           291
     Wal-Mart Stores, Inc. - Debs.
     6.75% due 10/15/23 ..........................          100           114
                                                                   ----------
                                                                        1,323

Oil & Gas - 0.9%
     Burlington Resources, Inc. - Debs.
     9.125% due 10/01/21 .........................           90           120
     Chevron Texaco Capital Co. - Notes
     3.5% due 09/17/07 ...........................          600           611
     Conoco, Inc. - Sr. Notes
     6.95% due 04/15/29 ..........................          390           442
     Norsk Hydro A/S
     7.25% due 09/23/27 ..........................           75            87
     Occidental Petroleum Corp. - Debs.
     7.2% due 04/01/28 ...........................           40            45
     Philips Petroleum Co. - Debs.
     6.65% due 07/15/18 ..........................           50            55
     Sempra Energy - Sr. Notes
     6.8% due 07/01/04 ...........................          100           104
     Tosco Corp. - Debs.
     7.8% due 01/01/27 ...........................          100           122
     Tosco Corp. - Notes
     7.625% due 05/15/06 .........................          115           130
     Trans-Canada Pipelines
     7.7% due 06/15/29 ...........................          100           116
     Union Oil Co. of California
     7.5% due 02/15/29 ...........................           60            68
                                                                   ----------
                                                                        1,900

Other Mortgage - 0.6%
     LB Commercial Conduit Mortgage Trust -
      Ser. 1999-C2 Pass Thru Cert. Cl. A2
     7.325% due 09/15/09                                    400           469
     LU UBS Commercial Mortgage Trust - Ser.
      2000-C5 Pass Thru Cert. Cl. A1
     6.41% due 01/15/10 ..........................   $      633    $      695
                                                                   ----------
                                                                        1,164

Paper & Forest Products - 0.5%
     Champion International Corp. - Debs.
     7.35% due 11/01/25 ..........................           50            55
     International Paper Co. - Notes
     6.75% due 09/01/11 ..........................          250           278
     Westvaco Corp. - Notes
     7.1% due 11/15/09 ...........................           35            38
     Weyerhaeuser Co.
     7.125% due 07/15/23 .........................          130           139
     Weyerhaeuser Co. - Notes
     6.125% due 03/15/07 .........................          450           482
                                                                   ----------
                                                                          992

Personal Products - 0.4%
     Gillette Co. - Notes
     4.0% due 06/30/05 ...........................          500           524
     Procter & Gamble Co. - Debs.
     6.45% due 01/15/26 ..........................          100           111
     Unilever Capital
     7.125% due 11/01/10 .........................          200           236
                                                                   ----------
                                                                          871

Real Estate Investment Trust - 0.2%
     EOP Operating LP - Notes
     6.8% due 01/15/09 ...........................          150           163
     EOP Operating, Ltd. Partnership - Notes
     7.0% due 07/15/11 ...........................          250           272
     Spieker Properties, Inc. - Debs.
     7.5% due 10/01/27 ...........................           40            41
                                                                   ----------
                                                                          476

Road & Rail - 0.8%
     Burlington Northern Railroad Company
     6.125% due 03/15/09 .........................          150           167
     Canadian National Railway Co. - Notes
     6.375% due 10/15/11 .........................          300           334
     CSX Corp. - Debs.
     7.45% due 05/01/07 ..........................          125           144
     Norfolk Southern Corp. - Notes
     7.35% due 05/15/07 ..........................          855           982
                                                                   ----------
                                                                        1,627

Telephone - 0.2%
     Alltel Corp. - Sr. Notes
     7.6% due 04/01/09 ...........................          100           116
     New York Telephone Co. - Debs.
     7.25% due 02/15/24 ..........................          100           103

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
BOND INDEX FUND
                                                         Par         Market
                      Name of Issuer                    Value        Value
                                                       (000's)      (000's)
PUBLICLY-TRADED BONDS - Continued

Telephone - Continued
     South Carolina Electric & Gas
     7.5% due 06/15/23 ...........................   $      100    $      105
                                                                   ----------
                                                                          324

Tobacco - 0.0%
     Philip Morris Cos., Inc. - Debs.
     8.25% due 10/15/03 ..........................          100           104

U.S. Government Agencies - 46.4%
     Federal Home Loan Bank - Disc. Notes
     5.125% due 03/06/06 .........................        1,400         1,521
     Federal Home Loan Bank - Sr. Notes
     5.8% due 09/02/08 ...........................          225           253
     Federal Home Loan Mortgage Corp. - Bonds
     5.0% due 05/25/17 ...........................        1,300         1,333
     5.5% due 06/01/16 ...........................          436           452
     5.5% due 03/01/17 ...........................          449           466
     5.5% due 06/01/17 ...........................          463           480
     5.5% due 04/01/32 ...........................          291           297
     5.5% due 05/25/32 ...........................        1,100         1,123
     6.0% due 08/01/14 ...........................          488           513
     6.0% due 10/01/14 ...........................          389           408
     6.0% due 07/01/16 ...........................          435           455
     6.0% due 11/01/16 ...........................          202           212
     6.0% due 02/01/17 ...........................          410           429
     6.0% due 02/01/17 ...........................          422           442
     6.0% due 06/01/22 ...........................          476           496
     6.0% due 05/01/29 ...........................          634           657
     6.0% due 08/01/29 ...........................          661           686
     6.0% due 07/01/31 ...........................          409           424
     6.0% due 01/01/32 ...........................          475           492
     6.0% due 01/01/32 ...........................          901           933
     6.0% due 02/01/32 ...........................          898           930
     6.5% due 11/01/15 ...........................          281           298
     6.5% due 07/01/16 ...........................          267           283
     6.5% due 11/01/16 ...........................          395           418
     6.5% due 05/01/17 ...........................          177           187
     6.5% due 01/01/21 ...........................          173           182
     6.5% due 06/01/21 ...........................          450           472
     6.5% due 09/01/28 ...........................          263           274
     6.5% due 06/01/29 ...........................           49            51
     6.5% due 07/01/29 ...........................           82            86
     6.5% due 07/01/29 ...........................          565           589
     6.5% due 11/01/30 ...........................          184           192
     6.5% due 12/01/30 ...........................          143           149
     6.5% due 03/01/31 ...........................          727           758
     6.5% due 05/01/31 ...........................        1,005         1,048
     6.5% due 05/01/31 ...........................          867           903
     6.5% due 07/01/31 ...........................          127           132
     6.5% due 11/01/31 ...........................          548           572
     6.5% due 11/01/31 ...........................          340           355
     6.5% due 12/01/31 ...........................        1,146         1,194
     6.5% due 04/01/32 ...........................          425           442
     6.5% due 05/01/32 ...........................          448           467
     6.5% due 08/01/32 ...........................   $      844    $      879
     7.0% due 02/01/16 ...........................          143           152
     7.0% due 04/01/17 ...........................          484           514
     7.0% due 04/01/29 ...........................          511           538
     7.0% due 02/01/30 ...........................          545           573
     7.0% due 04/01/31 ...........................          379           398
     7.0% due 05/01/31 ...........................           99           104
     7.0% due 05/01/31 ...........................           98           103
     7.0% due 07/01/31 ...........................          150           158
     7.0% due 08/01/31 ...........................          375           395
     7.0% due 04/01/32 ...........................          720           757
     7.1% due 04/10/07 ...........................          500           587
     7.5% due 02/01/16 ...........................           71            76
     7.5% due 09/01/30 ...........................           65            69
     7.5% due 11/01/30 ...........................          279           297
     7.5% due 03/01/32 ...........................          360           382
     8.0% due 02/01/30 ...........................          113           121
     8.0% due 09/01/30 ...........................           97           104
     8.5% due 10/01/31 ...........................          138           148
     Federal Home Loan Mortgage Corp. - Debs.
     4.5% due 08/15/04 ...........................        1,600         1,673
     5.0% due 01/05/04 ...........................        1,600         1,661
     5.75% due 04/15/08 ..........................        2,500         2,806
     6.0% due 06/15/11 ...........................        1,000         1,133
     6.875% due 01/15/05 .........................        1,400         1,541
     7.0% due 07/15/05 ...........................        4,855         5,446
     Federal Home Loan Mortgage Corp. - Notes
     6.0% due 01/01/09 ...........................          336           349
     Federal National Mortgage Assoc. - Bonds
     5.0% due 12/01/17 ...........................          747           767
     5.5% due 03/01/16 ...........................          142           147
     5.5% due 04/01/16 ...........................           84            87
     5.5% due 02/01/17 ...........................          670           696
     5.5% due 04/01/17 ...........................          359           373
     5.5% due 09/01/17 ...........................          500           519
     5.5% due 09/01/17 ...........................          495           514
     5.5% due 01/01/32 ...........................          234           239
     5.5% due 12/01/32 ...........................          749           765
     5.5% due 12/25/32 ...........................        1,400         1,428
     6.0% due 05/01/14 ...........................          119           125
     6.0% due 02/01/16 ...........................          306           320
     6.0% due 03/01/17 ...........................          258           270
     6.0% due 03/01/17 ...........................          885           927
     6.0% due 08/01/17 ...........................          444           465
     6.0% due 01/01/29 ...........................          602           625
     6.0% due 03/01/29 ...........................          635           659
     6.0% due 08/01/30 ...........................          559           580
     6.0% due 06/01/31 ...........................          545           564
     6.0% due 07/01/31 ...........................          261           273
     6.0% due 11/01/31 ...........................          895           927
     6.0% due 01/01/32 ...........................          971         1,005
     6.0% due 02/01/32 ...........................          317           328
     6.0% due 03/01/32 ...........................          357           577
     6.0% due 03/01/32 ...........................          449           465

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
BOND INDEX FUND
                                                         Par         Market
                      Name of Issuer                    Value        Value
                                                       (000's)      (000's)
PUBLICLY-TRADED BONDS - Continued

U.S. Government Agencies - Continued
     6.0% due 04/01/32 ...........................   $      511    $      529
     6.125% due 03/15/12 .........................        1,000         1,140
     6.5% due 02/01/15 ...........................          143           152
     6.5% due 07/01/16 ...........................          145           153
     6.5% due 07/01/16 ...........................          484           511
     6.5% due 03/01/22 ...........................          459           481
     6.5% due 11/01/29 ...........................          410           428
     6.5% due 12/01/30 ...........................          191           199
     6.5% due 01/01/31 ...........................           55            58
     6.5% due 02/01/31 ...........................           94            98
     6.5% due 02/01/31 ...........................          183           191
     6.5% due 02/01/31 ...........................          200           209
     6.5% due 02/01/31 ...........................          275           287
     6.5% due 02/01/31 ...........................          325           338
     6.5% due 05/01/31 ...........................          163           170
     6.5% due 07/01/31 ...........................          260           271
     6.5% due 08/01/31 ...........................          348           362
     6.5% due 10/01/31 ...........................          689           718
     6.5% due 12/01/31 ...........................          701           730
     6.5% due 02/01/32 ...........................          618           644
     6.5% due 04/01/32 ...........................          973         1,014
     6.5% due 04/01/32 ...........................          180           187
     6.5% due 04/01/32 ...........................          406           422
     6.5% due 04/01/32 ...........................          433           451
     6.5% due 05/01/32 ...........................          375           391
     6.5% due 05/01/32 ...........................        1,122         1,168
     6.0% due 05/25/32 ...........................        1,000         1,035
     6.5% due 07/01/32 ...........................          874           910
     6.5% due 07/01/32 ...........................          900           938
     7.0% due 12/01/15 ...........................          248           264
     7.0% due 03/01/16 ...........................          116           124
     7.0% due 01/01/30 ...........................          522           550
     7.0% due 02/01/31 ...........................          441           464
     7.0% due 04/01/31 ...........................          107           112
     7.0% due 05/01/31 ...........................          429           451
     7.0% due 08/01/31 ...........................          713           750
     7.0% due 12/01/31 ...........................          571           600
     7.0% due 02/01/32 ...........................          466           490
     7.0% due 05/01/32 ...........................          290           305
     7.125% due 01/15/30 .........................          709           875
     7.25% due 05/15/30 ..........................          150           189
     7.5% due 10/01/15 ...........................          133           142
     7.5% due 09/01/30 ...........................          326           346
     7.5% due 09/01/30 ...........................          229           243
     7.5% due 11/01/30 ...........................           65            69
     7.5% due 06/01/31 ...........................          338           360
     7.5% due 06/01/31 ...........................          103           109
     7.5% due 08/01/31 ...........................          310           330
     8.0% due 08/01/30 ...........................          117           126
     8.0% due 09/01/31 ...........................          460           495
     8.5% due 09/01/30 ...........................           89            95
     Federal National Mortgage Assoc. - Debs.
     6.25% due 05/15/29 ..........................        1,165         1,296
     6.375% due 06/15/09 .........................          800           926
     Federal National Mortgage Assoc. - Notes
     4.75% due 11/14/03 ..........................   $      175    $      180
     5.0% due 01/15/07 ...........................        2,400         2,602
     6.0% due 10/01/12 ...........................          441           462
     Government National Mortgage Assoc. - Bonds
     6.0% due 07/15/29 ...........................          291           303
     6.0% due 05/15/31 ...........................          342           356
     6.0% due 02/15/32 ...........................          456           475
     6.0% due 04/15/32 ...........................          483           504
     6.5% due 01/15/16 ...........................           76            80
     6.5% due 05/15/28 ...........................          619           652
     6.5% due 05/15/29 ...........................          693           728
     6.5% due 04/15/31 ...........................          376           395
     6.5% due 05/15/31 ...........................          276           289
     6.5% due 05/15/31 ...........................          235           246
     6.5% due 08/15/31 ...........................          411           432
     6.5% due 01/15/32 ...........................          886           930
     6.5% due 05/15/32 ...........................          532           559
     6.5% due 05/15/32 ...........................          373           392
     7.0% due 08/15/29 ...........................          356           378
     7.0% due 12/15/30 ...........................          715           759
     7.0% due 03/15/31 ...........................          915           970
     7.0% due 06/15/31 ...........................          195           207
     7.0% due 08/15/31 ...........................          346           367
     7.0% due 05/15/32 ...........................          425           450
     7.5% due 08/15/29 ...........................          491           524
     7.5% due 02/15/30 ...........................           40            43
     7.5% due 09/15/30 ...........................          368           392
     7.5% due 01/15/31 ...........................           63            68
     7.5% due 06/15/32 ...........................          707           754
     8.0% due 02/15/31 ...........................          259           280
     8.0% due 04/15/31 ...........................          509           549
     8.0% due 07/15/31 ...........................           47            51
     8.0% due 11/15/31 ...........................          282           305
     8.5% due 09/15/30 ...........................           48            53
     9.0% due 01/15/31 ...........................          147           160
                                                                   ----------
                                                                       96,454

U.S. Governmental - 21.9%
     U.S. Treasury - Bonds
     5.375% due 02/15/31 .........................          295           322
     5.5% due 08/15/28 ...........................        2,450         2,647
     6.125% due 11/15/27 .........................          520           608
     6.125% due 08/15/29 .........................          300           352
     6.25% due 05/15/30 ..........................          350           419
     6.5% due 11/15/26 ...........................        1,300         1,582
     6.625% due 02/15/27 .........................        1,300         1,606
     6.75% due 08/15/26 ..........................        1,075         1,345
     7.5% due 11/15/16 ...........................          500           654
     8.125% due 08/15/21 .........................          810         1,140
     8.75% due 08/15/20 ..........................        1,400         2,067
     8.875% due 08/15/17 .........................        1,200         1,754
     9.125% due 05/15/09 .........................          750           826

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
BOND INDEX FUND
                                                         Par         Market
                      Name of Issuer                    Value        Value
                                                       (000's)      (000's)
PUBLICLY-TRADED BONDS - Continued

U.S. Governmental - Continued
     10.375% due 11/15/12 ........................   $    3,600    $    4,812
     10.75% due 08/15/05 .........................          600           735
     11.25% due 02/15/15 .........................          260           433
     11.75% due 02/15/10 .........................          250           301
     11.75% due 11/15/14 .........................          465           699
     U.S. Treasury - Notes
     3.625% due 03/31/04 .........................        2,000         2,058
     4.0% due 11/15/12 ...........................          135           137
     4.625% due 05/15/06 .........................          300           324
     4.75% due 11/15/08 ..........................        1,000         1,092
     5.0% due 02/15/11 ...........................        2,000         2,197
     5.0% due 08/15/11 ...........................          645           707
     5.25% due 05/15/04 ..........................        1,000         1,053
     5.5% due 02/15/08 ...........................          500           564
     5.625% due 05/15/08 .........................        1,580         1,793
     6.5% due 10/15/06 ...........................        1,550         1,780
     6.75% due 05/15/05 ..........................        3,300         3,679
     7.25% due 05/15/04 ..........................        5,000         5,402
     7.5% due 02/15/05 ...........................        1,000         1,121
     7.875% due 11/15/04 .........................        1,150         1,284
                                                                   ----------
                                                                       45,493

Wireless Telecommunications Services - 0.1%
     AT&T Wireless, Inc. - Sr. Notes
     7.875% due 03/01/11 .........................          300           302
                                                                   ----------
                      TOTAL PUBLICLY-TRADED BONDS-         98.5%      205,000

INVESTMENT COMPANIES HELD
AS COLLATERAL ON LOANED
SECURITIES - 25.6%
     State Street Navigator Securities Lending
      Portfolio ..................................       53,245        53,245

SHORT-TERM INVESTMENTS - 3.1%

Investment in joint trading account (Note B)
     1.388% due 01/02/03 .........................        6,516         6,516
                                                     ----------    ----------
                                TOTAL INVESTMENTS-        127.2%      264,761
              Payables, less cash and receivables-        (27.2)%     (56,666)
                                                     ----------    ----------
                                       NET ASSETS-        100.0%   $  208,095
                                                     ==========    ==========

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
LARGE CAP AGGRESSIVE GROWTH FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK

Aerospace & Defense - 1.1%
     Lockheed Martin Corp. .......................        4,400    $      254

Automobiles - 0.9%
     Harley-Davidson, Inc. * .....................        4,700           217

Beverages - 1.1%
     Anheuser-Busch Cos., Inc. ...................        5,400           261

Biotechnology - 3.0%
     Amgen, Inc. * ...............................       14,900           720

Commercial Services & Supplies - 0.5%
     First Data Corp. * ..........................        3,500           124

Communications Equipment - 4.7%
     Cisco Systems, Inc. * .......................       21,900           287
     Nokia Oyj - ADR .............................       54,200           840
                                                                   ----------
                                                                        1,127

Computers & Peripherals - 0.8%
     Dell Computer Corp. * .......................        7,100           190

Credit Card - 5.0%
     MBNA Corp. * ................................       63,410         1,206

Diversified Financials - 7.7%
     Capital One Financial Corp. .................        2,400            71
     Citigroup, Inc. * ...........................       25,608           901
     Lehman Brothers Holdings, Inc. ..............        2,800           149
     Merrill Lynch & Co., Inc. * .................       12,800           486
     Morgan Stanley, Dean Witter, Discover & Co. .        6,600           264
                                                                   ----------
                                                                        1,871

Food & Drug Retailing - 2.5%
     Walgreen Co. * ..............................       20,500           598

Food Products - 0.6%
     WM Wrigley Jr. Co. ..........................        2,600           143

Health Care Equipment & Supplies - 4.2%
     Boston Scientific Corp. * ...................        1,800            76
     Medtronic, Inc. * ...........................       19,400           885
     St. Jude Medical, Inc. * ....................        1,500            60
                                                                   ----------
                                                                        1,021

Health Care Providers & Services - 5.8%
     Cardinal Health, Inc. * .....................        6,900           408
     UnitedHealth Group, Inc. * ..................        7,800           651
     Wellpoint Health Networks, Inc. * ...........        4,900           349
                                                                   ----------
                                                                        1,408

Household Products - 1.9%
     Procter & Gamble Co. * ......................        5,300           456

Industrial Conglomerates - 3.8%
     General Electric Co. * ......................       38,200           930

Insurance - 8.1%
     Ace, Ltd. ...................................        8,100           238
     American International Group, Inc. * ........       22,300         1,290
     Progressive Corp. * .........................        3,600    $      179
     Travelers Property Casualty Corp. - Cl. A * .       17,860           261
                                                                   ----------
                                                                        1,968

Media - 6.6%
     Comcast Corp. - Cl. A .......................       17,000           384
     EchoStar Communications Corp. - Cl. A * .....        5,400           120
     Viacom, Inc. - Cl. B * ......................       27,100         1,105
                                                                   ----------
                                                                        1,609

Multiline Retail - 6.7%
     Kohl's Corp. * ..............................       14,300           800
     Wal-Mart Stores, Inc. * .....................       16,400           828
                                                                   ----------
                                                                        1,628

Personal Products - 2.4%
     Avon Products, Inc. .........................        6,100           329
     Colgate-Palmolive Co. .......................        5,000           262
                                                                   ----------
                                                                          591

Pharmaceuticals - 11.6%
     Forest Laboratories, Inc. * .................          700            69
     Johnson & Johnson * .........................       19,000         1,020
     Pfizer, Inc. * ..............................       50,600         1,547
     Wyeth .......................................        4,700           176
                                                                   ----------
                                                                        2,812

Semiconductor Equipment & Products - 3.1%
     Intel Corp. .................................       13,900           216
     Maxim Integrated Products, Inc. * ...........        8,100           268
     Taiwan Semiconductor Manufacturing Co., Ltd.
      - ADR * ....................................       20,400           144
     Texas Instruments, Inc. * ...................        8,800           132
                                                                   ----------
                                                                          760

Software - 6.9%
     Microsoft Corp. * ...........................       25,000         1,292
     Peoplesoft, Inc. * ..........................       15,400           282
     Veritas Software Corp. * ....................        5,900            92
                                                                   ----------
                                                                        1,666

Specialty Retail - 2.3%
     Bed Bath & Beyond, Inc. * ...................        4,300           149
     Home Depot, Inc. * ..........................       17,500           419
                                                                   ----------
                                                                          568

Tobacco - 1.5%
     Philip Morris Cos., Inc. * ..................        9,100           369

U.S. Government Agencies - 5.9%
     Federal Home Loan Mortgage Corp. ............       24,400         1,441
                                                                   ----------
                               TOTAL COMMON STOCK-         98.7%       23,938

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
LARGE CAP AGGRESSIVE GROWTH FUND
                                                         Par         Market
                      Name of Issuer                    Value        Value
                                                       (000's)      (000's)
SHORT-TERM INVESTMENTS - 1.2%

  Investment in joint trading account (Note B)
     1.388% due 01/02/03 .........................   $      280    $      280
                                                     ----------    ----------
                                TOTAL INVESTMENTS-         99.9%       24,218
              Cash and Receivables, less payables-          0.1%           31
                                                     ----------    ----------
                                       NET ASSETS-        100.0%   $   24,249
                                                     ==========    ==========

* Non-income producing security.
ADR-American Depository Receipt.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
SMALL/MID CAP CORE FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK

Aerospace & Defense - 0.8%
     Aviall, Inc. * ..............................        7,200    $       58
     Curtiss Wright Corp. ........................        1,800           115
     DRS Technologies, Inc. * ....................        1,600            50
     Kaman Corp. - Cl. A .........................        4,000            44
     Moog, Inc. - Cl. A ..........................        1,750            54
     Sequa Corp. - Cl. A .........................        1,800            71
                                                                   ----------
                                                                          392

Air Freight & Couriers - 0.5%
     Airborne, Inc. ..............................        9,700           144
     EGL, Inc. * .................................        5,400            77
                                                                   ----------
                                                                          221

Airlines - 0.7%
     Alaska Air Group, Inc. * ....................        3,100            67
     AMR Corp. * .................................        7,700            51
     Continental Airlines, Inc. - Cl. B * ........        6,500            47
     Delta Air Lines, Inc. * .....................        7,300            89
     SkyWest, Inc. * .............................        2,000            26
     USFreightways Corp. .........................        1,500            43
                                                                   ----------
                                                                          323

Auto Components - 1.1%
     American Axle & Manufacturing Holdings,
      Inc. * .....................................        1,900            44
     Autoliv, Inc. ...............................        4,600            96
     Dana Corp. ..................................        4,000            47
     Dura Automotive Systems, Inc. * .............        6,500            65
     Lear Corp. * ................................        2,000            67
     Pep Boys - Manny, Moe & Jack ................        3,500            41
     Visteon Corp. * .............................       24,000           170
                                                                   ----------
                                                                          530

Automobiles - 0.1%
     Lithia Motors, Inc. - Cl. A * ...............        1,600            25
     United Auto Group, Inc. * ...................        3,500            44
                                                                   ----------
                                                                           69

Banks - 7.5%
     Associated Banc-Corp. .......................        6,050           205
     Astoria Financial Corp. .....................        5,300           144
     BancorpSouth, Inc. ..........................        3,175            62
     Bank Hawaii Corp. ...........................        5,700           173
     Capitol Federal Financial ...................        2,100            60
     Cathay Bancorp, Inc. ........................        1,900            72
     City National Corp. .........................        4,200           185
     Commerce Bancorp, Inc. ......................        3,800           164
     Commerce Bancshares, Inc. ...................        2,403            94
     Commercial Federal Corp. ....................       10,000           234
     Community Bank Systems, Inc. * ..............        1,900            60
     Corus Bankshares, Inc. ......................        2,300           100
     East West Bancorp, Inc. * ...................        3,700           134
     First Citizens BancShares, Inc. - Cl. A .....        1,200           116
     First Sentinel Bancorp, Inc. ................        1,400            20
     First Virginia Banks, Inc. ..................        2,500    $       93
     Greater Bay Bancorp .........................        3,200            55
     Hancock Holding Co. .........................        3,450           154
     Hibernia Corp. - Cl. A ......................       14,700           283
     Independence Community Bank Corp. ...........        7,600           193
     Investors Financial Services Corp. ..........        2,700            74
     MAF Bancorp, Inc. ...........................        1,300            44
     Mercantile Bankshares Corp. .................        4,200           162
     New York Community Bancorp, Inc. ............        1,600            46
     OceanFirst Financial Corp. ..................        2,400            54
     Omega Financial Corp. .......................          600            22
     PFF Bancorp, Inc. * .........................        3,700           116
     Provident Financial Group * .................        1,800            47
     Silicon Valley Bancshares * .................        3,100            57
     Trustmark Corp. .............................        2,200            52
     United Community Financial Corp. ............        1,900            16
     Washington Federal, Inc. ....................        1,800            45
     West Holding Co., Inc. ......................        5,200            85
     Wilmington Trust Corp. ......................        6,600           209
                                                                   ----------
                                                                        3,630
Beverages - 0.1%
     Boston Beer, Inc. - Cl. A ...................        5,000            71

Biotechnology - 3.1%
     Affymetrix, Inc. * ..........................        3,300            76
     Applera Corporation - Celera Genomics
      Group * ....................................        5,600            54
     Cephalon, Inc. * ............................        6,500           316
     Charles River Laboratories * ................        6,300           242
     Gene Logic, Inc. * ..........................        7,300            46
     IDEXX Laboratories, Inc. * ..................        8,400           280
     Invitrogen Corp. * ..........................        5,600           175
     Techne Corp. * ..............................        9,800           280
                                                                   ----------
                                                                        1,469

Building Products - 0.9%
     American Woodmark Corp. .....................          900            43
     Griffon Corp. * .............................        3,700            50
     Lennox International, Inc. ..................       11,300           142
     Simpson Manufacturing, Inc. * ...............        2,000            66
     Universal Forest Products, Inc. .............        5,300           113
     York International Corp. ....................        1,100            28
                                                                   ----------
                                                                          442

Chemicals - 2.2%
     A. Schulman, Inc. ...........................        2,400            45
     Airgas, Inc. * ..............................        2,700            46
     Albemarle Corp. * ...........................        2,600            74
     Arch Chemicals, Inc. ........................        7,200           131
     Central Garden & Pet Co. ....................        4,700            87
     Crompton Corp. ..............................        5,900            35
     Cytec Industries, Inc. * ....................        2,700            74
     Great Lakes Chemical Corp. ..................       11,500           275
     H.B. Fuller Co. .............................        3,200            83

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
SMALL/MID CAP CORE FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK - Continued

Chemicals - Continued
     Lubrizol Corp. ..............................        2,300    $       70
     PolyOne Corp. ...............................        8,600            34
     The Scotts Co. - Cl. A * ....................        1,900            93
                                                                   ----------
                                                                        1,047

Commercial Services & Supplies - 7.3%
     Arbitron, Inc. * ............................        4,700           157
     Banta Corp. .................................        1,400            44
     CDI Corp. * .................................        2,800            76
     Checkfree Corp. * ...........................        3,200            51
     Coinstar, Inc. *  ...........................        2,000            45
     Corinthian Colleges, Inc. ...................        4,700           178
     Deluxe Corp. * ..............................        8,000           337
     Dun & Bradstreet Corp. ......................        1,700            59
     Factset Research Systems, Inc. ..............        4,700           133
     FTI Consulting, Inc. * ......................        3,200           128
     Gabelli Asset Management, Inc. - Cl. A * ....        3,100            93
     Global Payments, Inc. .......................        2,480            79
     Ikon Office Solutions, Inc. * ...............        9,000            64
     Invacare Corp. ..............................        1,300            43
     ITT Educational Services, Inc. * ............        4,100            97
     Lancaster Colony Corp. ......................        1,300            51
     LendingTree, Inc. * .........................        6,800            88
     Manpower, Inc. * ............................        3,400           108
     MPS Group, Inc. * ...........................       12,900            71
     NCO Group, Inc. * ...........................        2,800            45
     Ocular Sciences, Inc. * .....................        2,000            31
     Pittston Brink's Group ......................        6,400           118
     Pre-Paid Legal Services, Inc. * .............        4,000           105
     PRG-Shultz International, Inc. * ............        4,700            42
     Rent A Car * ................................        3,400           170
     Republic Services, Inc. - Cl. A * ...........       14,000           294
     Sl Corp. * ..................................        7,900            35
     Standard Register Co. .......................        3,000            54
     StarTek, Inc. * .............................        1,800            50
     Steelcase, Inc. - Cl. A .....................       11,300           124
     Stewart Enterprises, Inc. - Cl. A * .........        9,300            52
     TeleTech Holdings, Inc. * ...................        5,700            41
     Unifirst Corp. ..............................        4,200            85
     United Stationers, Inc. * ...................        5,600           161
     Valassis Communications, Inc. * .............        1,700            50
     Viad Corp. ..................................        3,700            83
     Watson Wyatt & Co. Holdings - Cl. A * .......        3,800            83
                                                                   ----------
                                                                        3,525

Communications Equipment - 1.5%
     3Com Corp. ..................................        9,000            42
     Allen Telecom, Inc. * .......................        9,300            88
     Anaren Micro Circuits, Inc. .................        5,000            44
     Andrew Corp. * ..............................        6,500            64
     Arris Group, Inc. ...........................       16,100            57
     Audiovox Corp. - Cl. A * ....................       14,700           152
     Emulex Corp. * ..............................        2,500            46
     Inrange Technologies Corp. - Cl. B * ........        3,500    $        8
     Inter-Tel, Inc. * ...........................        5,100           107
     Plantronics, Inc. * .........................        2,800            42
     Somera Communications, Inc. * ...............        2,400             6
     Tekelec, Inc. * .............................        1,400            15
     Utstarcom, Inc. *............................        2,600            52
                                                                   ----------
                                                                          723

Computers & Peripherals - 2.8%
     Anteon International Corp. ..................        1,500            36
     Gateway, Inc. * .............................       14,900            47
     InFocus Corp. * .............................        5,700            35
     Intergraph Corp. * ..........................       12,700           225
     Iomega Corp. * ..............................        5,200            41
     Maxtor Corp. * ..............................       27,300           138
     Micros Systems, Inc. * ......................        2,000            45
     Safeguard Scientifics, Inc. * ...............       38,800            53
     SanDisk Corp. * .............................        8,000           162
     ScanSource, Inc. * ..........................        1,600            79
     Storage Technology Corp. * ..................        8,500           182
     Wallace Computer Services, Inc. .............        3,100            67
     Western Digital Corp. * .....................       34,600           221
                                                                   ----------
                                                                        1,331

Construction & Engineering - 0.8%
     Beazer Homes USA, Inc. * ....................          700            42
     CCC Information Services Group * ............        5,400            96
     EMCOR Group, Inc. * .........................        1,500            80
     Fluor Corp. * ...............................        1,900            53
     Maximus, Inc. * .............................        2,000            52
     Spherion Corp. * ............................        9,000            60
                                                                   ----------
                                                                          383

Construction Materials - 0.9%
     Butler Manufacturing Co. ....................        1,600            31
     Carlisle Cos., Inc. .........................        3,800           157
     Teledyne Technologies, Inc. * ...............        4,500            71
     United States Steel Corp. * .................       11,900           156
     USEC, Inc. ..................................        1,900            11
                                                                   ----------
                                                                          426

Containers & Packaging - 1.0%
     Ball Corp. ..................................        1,100            56
     Bemis Co., Inc. * ...........................        3,500           174
     Chesapeake Corp. ............................        3,500            63
     Crown Cork & Seal Co., Inc. * ...............        6,800            54
     Greif Bros. Corp. - Cl. A * .................        1,000            24
     Owens-Illinois, Inc. * ......................        5,300            77
     Temple-Inland, Inc. * .......................        1,100            49
                                                                   ----------
                                                                          497

Distributors - 0.1%
     Handleman Co. * .............................        4,700            54

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
SMALL/MID CAP CORE FUND

                                                                      Market
                  Name of Issuer                       Shares         Value
                                                                     (000's)

COMMON STOCK - Continued

Diversified Financials - 2.6%
     AmeriCredit Corp. * .........................        6,600            51
     Ameritrade Holding Corp. * ..................        1,300             7
     BlackRock, Inc. * ...........................        6,100           240
     E*TRADE Group, Inc. * .......................       16,800            82
     Eaton Vance Corp. * .........................        1,600            45
     John Nuveen Co. - Cl. A .....................        6,200           157
     LaBranche & Co., Inc. * .....................       10,800           288
     New Century Financial Corp. .................        9,000           229
     Novastar Financial, Inc. ....................        4,500           140
     SWS Group, Inc. .............................          300             4
                                                                   ----------
                                                                        1,243

Diversified Telecommunication Services - 1.0%
     Citizens Communications Co. * ...............        5,200            55
     Commonwealth Telephone Enterprises, Inc. * ..        1,200            43
     Crown Castle International Corp. * ..........       13,100            49
     IDT Corp. * .................................       15,700           272
     Level 3 Communications, Inc. * ..............        8,400            41
                                                                   ----------
                                                                          460

Electric Utilities - 1.4%
     AES Corp. * .................................       15,900            48
     Alliant Energy Corp. ........................        1,800            30
     Aquila, Inc. Delaware * .....................       11,600            20
     Avista Corp. ................................       10,300           119
     Pinnacle West Capital Corp. * ...............        4,800           164
     PNM Resources, Inc. .........................        1,600            38
     Puget Energy, Inc. ..........................       11,800           260
                                                                   ----------
                                                                          679

Electric/Gas - 0.5%
     MDU Resources Group, Inc. ...................        3,800            98
     Northeast Utilities .........................       10,500           159
                                                                   ----------
                                                                          257

Electrical Equipment - 1.9%
     A.O. Smith Corp. ............................        8,000           216
     American Power Conversion * .................        9,200           139
     Benchmark Electronics, Inc. * ...............        8,900           255
     Energizer Holdings, Inc. * ..................        1,700            48
     FLIR Systems, Inc. * ........................        1,400            68
     Littelfuse, Inc. * ..........................        1,000            17
     Tecumseh Products Co. - Cl. A ...............        1,900            84
     The Genlyte Corp. * .........................        2,200            69
                                                                   ----------
                                                                          896

Electronic Equipment & Instruments - 5.3%
     Adaptec, Inc. * .............................        8,600            49
     Anixter International, Inc. * ...............       11,600           270
     Arrow Electronics, Inc. * ...................       14,400           184
     Artesyn Technologies, Inc. ..................        8,500            33
     Avid Technology, Inc. * .....................        5,000           115
     Avnet, Inc. .................................       26,944           292
     BEI Technologies, Inc. ......................        3,200            36
     Belden, Inc. * ..............................        3,200            49
     C&D Technologies, Inc. ......................        2,700            48
     C-COR.net Corp. * ...........................        9,000            30
     CoorsTek, Inc. * ............................        1,600            41
     CUBIC Corp. * ...............................        2,200            41
     Fisher Scientific International, Inc. .......        2,600            78
     Franklin Electric Co., Inc. .................        1,800            86
     Ingram Micro, Inc. - Cl. A * ................       23,000           284
     Methode Electronics, Inc. - Cl. A ...........        5,700            62
     Pioneer Standard Electronics, Inc. ..........       21,400           196
     Plexus Corp. * ..............................        4,600            40
     Powell Industries, Inc. * ...................        5,100            36
     Rogers Corp. * ..............................        2,400            53
     Symbol Technologies, Inc. * .................       10,300            85
     Tech Data Corp. * ...........................        5,100           137
     Thermo Electron Corp. * .....................        8,800           177
     Varian, Inc. * ..............................        2,100            60
     Veeco Instruments, Inc. * ...................        3,200            37
     Woodhead Industries, Inc. ...................        1,300            15
     Woodward Governor Co. .......................          900            39
                                                                   ----------
                                                                        2,573

Energy Equipment & Services - 1.3%
     Atwood Oceanics, Inc. * .....................        2,200            66
     C.H. Energy Group, Inc. .....................        1,000            47
     Cooper Cameron Corp. * ......................        1,900            95
     Hydril Co. * ................................        1,600            38
     Pride International, Inc. * .................        6,600            98
     Universal Compression Holdings, Inc. * ......        2,600            50
     Varco International, Inc. * .................        8,700           151
     Veritas DGC, Inc. * .........................       10,000            79
                                                                   ----------
                                                                          624

Finance - 0.3%
     A.G. Edwards, Inc. * ........................        5,000           165

Food & Drug Retailing - 1.5%
     Casey's General Stores, Inc. * ..............        3,900            47
     Charming Shoppes, Inc. * ....................       33,500           140
     CKE Restaurants, Inc. .......................        6,400            27
     Fleming Cos., Inc. ..........................        7,300            48
     Longs Drug Stores Corp. .....................        2,200            46
     Nash Finch Co. ..............................        6,400            49
     Outback Steakhouse, Inc. * ..................        1,500            52
     Pathmark Stores, Inc. * .....................        4,700            24
     Performance Food Group Co. * ................        1,200            41
     The Great Atlantic & Pacific Tea Co., Inc. *        10,900            88
     Whole Foods Market, Inc. * ..................        1,800            95
     Winn-Dixie Stores, Inc. * ...................        3,200            49
                                                                   ----------
                                                                          706

Food Products - 2.0%
     Chiquita Brands International, Inc. * .......        6,100            81

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
SMALL/MID CAP CORE FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK - Continued

Food Products - Continued
     Corn Products International, Inc. ...........        1,600    $       48
     Dean Foods Co. * ............................        4,300           160
     Dole Food Co. ...............................        2,100            68
     Dreyer's Grand Ice Cream, Inc. ..............          900            64
     Flowers Foods, Inc. * .......................        2,000            39
     International Multifoods Corp. * ............        2,400            51
     Interstate Bakeries .........................        5,700            87
     J & J Snack Foods Corp. * ...................        1,600            57
     J.M. Smucker Co. * ..........................        1,423            57
     Pilgrims Pride Corp. - Cl. B ................        6,000            49
     Ralcorp Holdings, Inc. * ....................        3,500            88
     Smithfield Foods, Inc. * ....................        5,600           111
                                                                   ----------
                                                                          960
Gas Utilities - 0.5%
     Nicor, Inc. .................................        1,500            51
     NStar * .....................................        1,100            49
     Southwest Gas Corp. .........................        2,600            61
     Wisconsin Energy Corp. * ....................        4,100           103
                                                                   ----------
                                                                          264
Health Care Equipment & Supplies - 3.2%
     Alpharma, Inc. - Cl. A * ....................        5,800            69
     Bausch & Lomb, Inc. * .......................        1,300            47
     Beckman Coulter, Inc. .......................        1,000            29
     Biosite Diagnostics, Inc. * .................        1,500            51
     Celgene Corp. * .............................        9,300           200
     Cima Labs Inc. * ............................        1,800            44
     Conmed Corp. * ..............................        1,800            35
     Datascope Corp. * ...........................        1,000            25
     Edwards Lifesciences Corp. * ................        2,600            66
     Gentiva Health Services, Inc. ...............        9,400            83
     Henry Schein, Inc. * ........................        5,300           238
     Immucor Corp. ...............................        4,150            84
     Mentor Corp. Minnesota ......................        1,800            69
     Owens & Minor, Inc. .........................        4,200            69
     Respironics, Inc. * .........................        3,900           119
     Steris Corp. * ..............................        4,600           112
     Varian Medical Systems, Inc. * ..............        1,900            94
     Vertex Pharmaceuticals, Inc. * ..............        5,100            81
     Viasys Healthcare, Inc. * ...................        2,800            42
                                                                   ----------
                                                                        1,557
Health Care Providers & Services - 3.1%
     Advance PCS * ...............................        3,300            73
     Advisory Co. * ..............................        1,700            51
     Albany Molecular Research, Inc. * ...........        6,300            93
     Amerigroup Corp. * ..........................        1,600            48
     Apria Healthcare Group, Inc. * ..............        2,600            58
     Cobalt Corp. ................................        2,700            37
     D & K Healthcare Resources, Inc. ............        3,600            37
     Humana, Inc. * ..............................       14,900           149
     IDX Systems Corp. * .........................        4,700            80
     Kindred Healthcare, Inc. ....................        3,300            60
     Mid Atlantic Medical Services, Inc. * .......        6,200    $      201
     PacifiCare Health Systems, Inc. * ...........        5,900           166
     Patterson Dental Co. * ......................        2,000            87
     Pharmaceutical Product Development, Inc. * ..        1,900            56
     PSS World Medical, Inc. - Cl. A * ...........       15,800           108
     Quintiles Transnational Corp. * .............        5,700            69
     U.S. Oncology, Inc. * .......................       10,600            92
     Vitalworks, Inc. ............................        5,600            22
                                                                   ----------
                                                                        1,487
Hotels Restaurants & Leisure - 2.5%
     Bob Evansfarms, Inc. ........................        4,000            93
     California Pizza Kitchen, Inc. * ............        3,400            86
     CBRL Group, Inc. * ..........................        4,300           129
     Coachmen Indsutries, Inc. ...................        2,900            46
     Cumulus Media, Inc. - Cl. A * ...............        2,600            39
     Dave & Busters, Inc. ........................        5,700            49
     Hotels.com - Cl. A * ........................        2,400           131
     Landry's Seafood Restaurants, Inc. * ........        8,600           183
     Lone Star Steakhouse & Saloon ...............        6,300           122
     O Charleys, Inc. * ..........................        2,400            49
     Park Place Entertainment Corp. * ............       12,400           104
     Pegasus Systems, Inc. * .....................        3,100            31
     Rare Hospitality International, Inc. * ......        1,450            40
     Ryan's Family Steak Houses, Inc. * ..........        4,300            49
     The Steak and Shake Co. * ...................        4,600            46
                                                                   ----------
                                                                        1,197
Household Durables - 1.9%
     Herman Miller, Inc. * .......................        3,400            63
     Hovnanian Enterprises, Inc. - Cl. A * .......        6,100           193
     Interface, Inc. .............................        2,200             7
     La-Z-Boy, Inc. ..............................        2,800            67
     M/I Schottenstein Homes, Inc. ...............        4,500           125
     NVR, Inc. ...................................          800           261
     Ryland Group, Inc. ..........................        1,300            43
     Toro Co. ....................................        2,100           134
                                                                   ----------
                                                                          893
Household Products - 0.3%
     Dial Corp. ..................................        6,100           124

Industrial Conglomerates - 0.1%
     Regal Entertainment Group - Cl. A ...........        2,200            47

Insurance - 4.4%
     American Financial Group, Inc. ..............        7,400           171
     American Medical Security Group, Inc. * .....        3,000            42
     American National Insurance Co. .............        1,000            82
     Amerus Group Co. * ..........................        4,600           130
     Delphi Financial Group, Inc. - Cl. A * ......        1,200            46
     Fidelity National Financial, Inc. * .........        7,536           247
     First American Financial Corp. ..............       18,600           413

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
SMALL/MID CAP CORE FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK - Continued

Insurance - Continued
     Fremont General Corp. * .....................       17,300    $       78
     Hilb, Rogal & Hamilton Co. ..................        1,600            65
     LandAmerica Financial Group, Inc. ...........        6,300           223
     National Western Life Insurance Co. * .......          900            86
     Phoenix Cos, Inc. * .........................        6,700            51
     Protective Life Corp. .......................        3,400            94
     Providian Financial Corp. * .................       13,200            86
     Stancorp Financial Group, Inc. * ............        1,300            64
     The Midland Co. .............................        1,800            34
     The MONY Group, Inc. ........................        6,100           146
     Wesco Financial Corp. .......................          150            46
                                                                   ----------
                                                                        2,104

Internet Software & Services - 1.1%
     Cognizant Technology Solutions Corp. * ......        1,200            87
     EarthLink, Inc. * ...........................       10,961            60
     eSpeed, Inc. * ..............................        5,000            85
     Fidelity National Info Solutions * ..........        3,100            53
     J2 Global Communications, Inc. * ............        1,900            36
     Ticketmaster Online-CitySearch, Inc. - Cl. B *       4,200            89
     United Online, Inc. * .......................        4,400            70
     VeriSign, Inc. * ............................        5,300            43
                                                                   ----------
                                                                          523

IT Consulting & Services - 1.0%
     Aexiom Corp. * ..............................        6,900           106
     American Management Systems, Inc. * .........        2,500            30
     BearingPoint, Inc. * ........................       16,500           114
     Bell Microproducts, Inc. ....................       16,100            89
     ManTech International Corp. - Cl. A * .......        2,600            49
     The Titan Corp. * ...........................        4,000            42
     Trizetto Group, Inc. ........................        5,800            36
                                                                   ----------
                                                                          466

Leisure Equipment & Products - 0.5%
     Arctic Cat, Inc. ............................        3,000            48
     Brunswick Corp. * ...........................        2,000            40
     Polaris Industries Inc. .....................        2,600           152
                                                                   ----------
                                                                          240

Machinery - 1.8%
     AGCO Corp. ..................................        2,200            48
     Applied Industrial Technologies, Inc. .......        8,400           159
     Cummins Engine Company, Inc. * ..............        1,800            51
     Flowserve Corp. * ...........................        4,000            59
     Grant Prideco, Inc. * .......................        7,000            81
     NACCO Industries, Inc. - Cl. A ..............        2,300           101
     Oshkosh Truck Corp. .........................        2,900           178
     Stewart & Stevenson Services, Inc. ..........        1,200            17
     Timken Co. ..................................        5,900           113
     Trinity Industries, Inc. ....................        3,200            61
                                                                   ----------
                                                                          868

Media - 3.1%
     ADVO, Inc. * ................................        2,400            79
     Belo Corp. ..................................        9,400           200
     Cox Radio, Inc. - Cl. A * ...................        4,700           107
     Emmis Communications Corp. * ................        2,000            42
     Entravision Communications - Cl. A * ........        4,700            47
     Getty Images, Inc. * ........................        1,600            49
     Grey Global Group, Inc. .....................           70            43
     Hearst-Argyle Television, Inc. * ............        8,700           210
     Hispanic Broadcasting Corp. * ...............        4,800            99
     Interactive Data Corp. * ....................        1,200            16
     McClatchy Newspapers, Inc. - Cl. A ..........        3,500           198
     Pulitzer, Inc. ..............................        4,700           211
     Sinclair Broadcast Group, Inc. * ............        6,300            73
     Spanish Broadcasting Systems, Inc. * ........        6,200            45
     World Wrestling Federation
      Entertainment, Inc. * ......................        9,100            73
                                                                   ----------
                                                                        1,492

Metals & Mining - 1.3%
     AK Steel Corp. ..............................       12,100            97
     Allegheny Technologies, Inc. * ..............       14,600            91
     Cleveland Cliffs, Inc. ......................        2,500            50
     Commercial Metals Co. .......................        3,500            57
     Reliance Steel & Aluminum Co. * .............        1,600            33
     Royal Gold, Inc. ............................        2,100            52
     Ryerson Tull, Inc. ..........................       15,200            93
     Shaw Group, Inc. * ..........................        6,200           102
     Steel Dynamics, Inc. * ......................        4,500            54
                                                                   ----------
                                                                          629

Multi-Utilities - 1.0%
     Energy East Corp. ...........................       14,400           318
     Vectren Corp. * .............................        7,200           166
                                                                   ----------
                                                                          484

Multiline Retail - 1.8%
     American Eagle Outfitters, Inc. * ...........        3,200            44
     Big Lots, Inc. * ............................       10,100           134
     Burlington Coat Factory Warehouse Corp. .....        2,100            38
     Dillard's, Inc. - Cl. A * ...................        3,100            49
     Jo-Ann Stores, Inc. * .......................        1,900            44
     MSC Industrial Direct Co., Inc. - Cl. A .....        2,600            46
     OfficeMax, Inc. * ...........................       17,700            88
     Ross Stores, Inc. ...........................        2,000            85
     Saks, Inc. * ................................       16,800           197
     Shopko Stores, Inc. * .......................       13,200           164
                                                                   ----------
                                                                          889

Oil & Gas - 3.8%
     Ashland, Inc. ...............................        4,400           126
     Cimarex Energy Co. * ........................        1,647            29
     Equitable Resources, Inc. * .................        1,300            46
     Houston Exploration Co. * ...................        1,600            49

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
SMALL/MID CAP CORE FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK - Continued

Oil & Gas - Continued
     National-Oilwell, Inc. * ....................        7,200    $      157
     Newfield Exploration Co. * ..................        2,000            72
     Oneok, Inc. .................................       16,400           315
     Parker Drilling Co. * .......................        9,400            21
     Patina Oil & Gas Corp. ......................        5,800           184
     Pogo Producing Co. ..........................        8,500           317
     Sunoco, Inc. * ..............................        1,300            43
     Swift Energy Co. * ..........................        5,800            56
     Tesoro Petroleum Corp. * ....................       13,600            61
     Tidewater, Inc. * ...........................        3,700           115
     Western Gas Resources, Inc. .................        3,100           114
     Westport Resources Corp. * ..................        6,700           139
                                                                   ----------
                                                                        1,844

Paper & Forest Products - 0.6%
     Boise Cascade Corp. * .......................        6,900           174
     Louisiana-Pacific Corp. * ...................        9,600            77
     Potlatch Corp. ..............................        1,700            41
                                                                   ----------
                                                                          292

Personal Products - 1.0%
     Alberto-Culver Co. - Cl. B * ................        5,300           267
     Nu Skin Enterprises, Inc. - Cl. A * .........       12,700           152
     Perrigo Co. * ...............................        4,600            56
                                                                   ----------
                                                                          475

Pharmaceuticals - 1.2%
     Connetics Corp. * ...........................        5,100            61
     ICN Pharmaceuticals, Inc. ..................        4,400             48
     ISIS Pharmaceuticals * ......................        7,400            49
     Kos Pharmaceuticals, Inc. * .................        3,900            74
     Lannett Co., Inc. * .........................        2,600            43
     Priority Healthcare Corp. - Cl. B * .........        2,100            49
     SICOR, Inc. * ...............................        7,800           124
     Watson Pharmaceuticals, Inc. * ..............        4,300           121
                                                                   ----------
                                                                          569

Real Estate Investment Trust - 5.5%
     AMLI Residential Properties Trust ...........        2,100            45
     Annaly Mortgage Management, Inc. ............       10,600           199
     Anthracite Capital, Inc. * ..................       12,300           134
     Anworth Mortgage Asset Corp. ................        3,700            47
     Avalonbay Communities, Inc. .................        5,200           204
     Capstead Mortgage Corp. .....................        2,400            59
     CarrAmerica Realty Corp. ....................        3,100            78
     FBR Asset Investment Corp. ..................        2,900            98
     FelCor Lodging Trust, Inc. ..................       24,600           281
     General Growth Properties ...................        1,700            88
     Glenborough Realty Trust, Inc. ..............       10,800           192
     Health Care Property Investments, Inc. ......        3,900           149
     Host Marriott Corp. * .......................        3,800            34
     HRPT Properties Trust .......................       23,700           195
     IndyMac Mortgage Holdings, Inc. .............        2,200            41
     Mack-Cali Realty LP * .......................        4,000           121
     MeriStar Hospitality Corp. ..................        8,100    $       54
     National Health, Inc. .......................        5,000            80
     RAIT Investment Trust .......................        3,600            78
     Regency Centers Corp. .......................        1,500            49
     Senior Housing Trust ........................       12,100           128
     Thornburg Mortgage, Inc. ....................        9,500           191
     Trizec Properties, Inc. .....................        9,000            85
                                                                   ----------
                                                                        2,630

Real Estate Operations - 1.5%
     AMB Property Corp. ..........................        2,800            77
     iStar Financial, Inc. .......................        5,000           140
     JDN Realty Corp. * ..........................        3,800            42
     La Quinta Corp. - CTF .......................       13,700            60
     LNR Property Corp. ..........................        3,900           138
     New Plan Excel Realty Trust, Inc. ...........        6,700           128
     Redwood Trust, Inc. .........................        4,800           133
                                                                   ----------
                                                                          718

Road & Rail - 0.9%
     Dollar Thrifty Automotive Group, Inc. * .....        2,500            53
     Florida East Coast Industries, Inc. .........        2,000            46
     Hunt Jersey Transport Services, Inc. ........        4,100           120
     Roadway Express, Inc. * .....................        3,300           121
     Ryder System, Inc. ..........................        2,400            54
     Yellow Corp. * ..............................        1,500            38
                                                                   ----------
                                                                          432

Semiconductor Equipment & Products - 0.8%
     Axcelis Technologies, Inc. * ................        1,800            10
     Cree, Inc. * ................................        4,500            74
     DuPont Photomasks, Inc. * ...................        4,700           109
     Integrated Circuit Systems, Inc. * ..........        5,000            91
     International Rectifier Corp. * .............        1,900            35
     PLX Technology, Inc. * ......................        5,000            20
     Silicon Storage Technology, Inc. * ..........        4,800            19
     Standard Microsystems Corp. * ...............        1,800            35
                                                                   ----------
                                                                          393

Software - 2.8%
     Activision, Inc. * ..........................        3,250            48
     Autodesk, Inc. * ............................        3,500            50
     Compuware Corp. * ...........................       13,500            65
     Fair Issac & Co., Inc. ......................        2,900           124
     FileNet Corp. * .............................        3,300            40
     Gtech Holdings Corp. * ......................        2,600            73
     Hyperion Solutions Corp. * ..................        3,500            90
     Imation Corp. * .............................        4,600           161
     J.D. Edwards & Co. * ........................        7,500            85
     JDA Software Group, Inc. ....................        3,200            31
     Manhattan Associates, Inc. * ................        2,800            66
     Mentor Graphics Corp. * .....................        7,100            56
     MicroStrategy, Inc. - Cl. A * ...............           14             0
     MSC Software Corp. * ........................        7,300            56

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
SMALL/MID CAP CORE FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK - Continued

Software - Continued
     National Instruments Corp. * ................        2,100    $       68
     NetlQ Corp. * ...............................        3,400            42
     Network Associates, Inc. * ..................        4,500            72
     Novell, Inc. * ..............................       24,300            81
     Radiant Systems, Inc. * .....................        5,300            51
     Roxio, Inc. * ...............................        3,200            15
     Scansoft, Inc. ..............................        6,600            34
     Serena Software, Inc. * .....................        2,900            46
                                                                   ----------
                                                                        1,354

Specialty Retail - 1.9%
     Cato Corp. - Cl. A ..........................        1,300            28
     GameStop Corp. - Cl. A * ....................        7,900            77
     Gart Sports Co. * ...........................        2,100            41
     Hollywood Entertainment Corp. * .............        2,500            38
     Hughes Supply, Inc. .........................        5,500           150
     Michaels Stores, Inc. * .....................        1,400            44
     Payless ShoeSource, Inc. * ..................        3,600           185
     PetsMart, Inc. * ............................       11,400           195
     Rent-Way, Inc. * ............................        4,500            16
     Sonic Automotive, Inc. - Cl. A * ............        2,800            42
     The Finish Line - Cl. A * ...................        5,100            54
     Tractor Supply Co. ..........................        1,100            41
     Tweeter Home Entertainment Group, Inc. * ....        4,700            27
                                                                   ----------
                                                                          938

Textiles & Apparel - 1.3%
     Brown Shoe Co., Inc. * ......................        7,800           186
     Kellwood Co. * ..............................        5,500           143
     Oakley, Inc. * ..............................        4,600            47
     Phillips Van Heusen Corp. * .................        3,200            37
     Russell Corp. ...............................        2,800            47
     Skechers USA, Inc. ..........................       21,800           185
                                                                   ----------
                                                                          645

Tobacco - 0.1%
     Universal Corp. * ...........................        1,300            48

Wireless Telecommunications Services - 0.3%
     United States Cellular Corp. * ..............        4,900           123
                                                                   ----------
                               TOTAL COMMON STOCK-         98.5%       47,421

WARRANTS

Software - 0.0%
     MicroStrategy, Inc.
     expires 06/24/07 (Cost $0) ..................           89             0

INVESTMENT COMPANIES HELD
 AS COLLATERAL ON LOANED
 SECURITIES - 26.4%
     State Street Navigator Securities
      Lending Portfolio ..........................   $   12,721    $   12,721

SHORT-TERM INVESTMENTS - 0.6%
     Investment in joint repurchase agreement
      with Goldman Sachs & Co., 1.25%
      due 01/02/03 ...............................          300           300
                                                     ----------    ----------
                                TOTAL INVESTMENTS-        125.5%       60,442
              Cash and Receivables, less payables-        (25.5)%      12,299
                                                     ----------    ----------
                                       NET ASSETS-        100.0%   $   48,143
                                                     ==========    ==========

* Non-income producing security.

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
SMALL CAP VALUE FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK

Aerospace & Defense - 0.9%
     Curtiss Wright Corp. - Cl. B ................        6,800    $      424
     EDO Corp. ...................................       30,300           629
                                                                   ----------
                                                                        1,053

Air Freight & Couriers - 0.9%
     United Technologies Worldwide, Inc. .........       40,500         1,063

Airlines - 0.5%
     Midwest Express Holdings, Inc. * ............       27,600           148
     USFreightways Corp. .........................       14,700           422
                                                                   ----------
                                                                          570

Auto Components - 0.0%
     Spartan Motors, Inc. ........................        3,800            43

Banks - 7.4%
     Bank Hawaii Corp. ...........................        7,300           222
     Bank of Bermuda, Ltd. .......................       24,400           779
     Century Bancorp, Inc. - Cl. A ...............       12,000           318
     Community First Bankshares, Inc. ............       58,700         1,553
     East West Bancorp, Inc. * ...................       35,400         1,277
     Financial Federal Corp. .....................       12,500           314
     First Republic Bank * .......................       47,600           952
     New North Nova Corp. Pennsylvania * .........       10,000           275
     Silicon Valley Bancshares * .................       55,300         1,009
     Texas Regional Bancshares, Inc. .............       60,700         2,157
                                                                   ----------
                                                                        8,856

Beverages - 0.3%
     Symyx Technologies, Inc. * ..................       29,900           377

Biotechnology - 0.0%
     Lexicon Genetics, Inc. * ....................       10,400            49

Building Products - 1.4%
     Ameron International Corp. ..................       10,000           551
     Simpson Manufacturing, Inc. * ...............       15,400           507
     Trex, Inc. * ................................        5,000           177
     WCI Communities, Inc. * .....................       41,000           418
                                                                   ----------
                                                                        1,653

Chemicals - 2.0%
     Airgas, Inc. * ..............................       70,800         1,221
     Arch Chemicals, Inc. ........................       40,400           737
     MacDermid, Inc. .............................       20,200           462
                                                                   ----------
                                                                        2,420

Commercial Services & Supplies - 4.9%
     Casella Waste Systems, Inc. - Cl. A * .......       86,000           764
     CSS Industries, Inc. * ......................       23,500           778
     G & K Services, Inc. - Cl. A ................       30,300         1,073
     Lancaster Colony Corp. ......................        7,000           274
     McGrath Rent Corp. ..........................       26,100           607
     MPS Group, Inc * ............................      110,900           614
     Right Management Consultants, Inc. * ........       39,900           529
     United Stationers, Inc. * ...................       27,100           780
     Waste Connections, Inc. * ...................       10,200    $      394
                                                                   ----------
                                                                        5,813

Communications Equipment - 0.8%
     Cable Design Technologies Corp. * ...........      158,300           934

Construction & Engineering - 1.5%
     Insituform Technologies, Inc. - Cl. A * ....        65,700         1,120
     Maximus, Inc. * .............................       25,100           655
                                                                   ----------
                                                                        1,775

Construction Materials - 1.9%
     Carlisle Cos., Inc. .........................       12,500           517
     Florida Rock Industries, Inc. ...............       31,300         1,191
     Granite Construction, Inc. ..................       34,700           538
                                                                   ----------
                                                                        2,246

Containers & Packaging - 1.4%
     AptarGroup, Inc. ............................       36,300         1,134
     Myers Industries, Inc. ......................       50,375           539
                                                                   ----------
                                                                        1,673

Diversified Financials - 4.2%
     Allied Capital Corp. ........................       66,860         1,460
     American Capital Strategies, Ltd. ...........       41,100           887
     First Financial Fund, Inc. * ................       67,600           897
     Gladstone Capital Corp. .....................        8,200           135
     Investment Technology Group, Inc. * .........       16,000           358
     Triad Guaranty, Inc. * ......................       34,900         1,286
                                                                   ----------
                                                                        5,023

Electric Utilities - 2.3%
     Black Hills Corp. ...........................       30,300           803
     Cleco Corp. .................................       45,500           637
     Otter Tail Power Co. ........................       23,200           624
     PNM Resources, Inc. .........................       28,700           684
                                                                   ----------
                                                                        2,748

Electrical Equipment - 0.9%
     Deswell Industries, Inc. ....................       32,800           476
     Littelfuse, Inc. * ..........................       38,400           647
                                                                   ----------
                                                                        1,123

Electronic Equipment & Instruments - 4.7%
     Analogic Corp. ..............................       18,200           915
     C&D Technologies, Inc. ......................       40,400           714
     Electro Rent Corp. * ........................       95,300         1,155
     Franklin Electric Co., Inc. .................       26,300         1,263
     Methode Electronics, Inc. - Cl. A ...........       34,700           380
     Technitrol, Inc. ............................       18,400           297
     Ultimate Electronics, Inc. * ................       25,200           256
     Woodward Governor Co. .......................       15,700           683
                                                                   ----------
                                                                        5,663

Energy Equipment & Services - 3.2%
     Atwood Oceanics, Inc. * .....................       19,700           593

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
SMALL CAP VALUE FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK - Continued

Energy Equipment & Services - Continued
     Carbo Ceramics, Inc. ........................       32,600    $    1,099
     Layne Christensen Co. * .....................       29,100           239
     Lone Star Technologies, Inc. * ..............       24,100           359
     Tetra Technologies, Inc. * ..................       50,000         1,068
     West Hampshire Energy Services, Inc. * ......       34,500           503
                                                                   ----------
                                                                        3,861

Finance - 0.2%
     Sky Financial Group, Inc. ...................       14,200           283

Food & Drug Retailing - 1.5%
     Casey's General Stores, Inc. * ..............       70,800           865
     Sonic Corp. * ...............................       25,200           516
     Wild Oats Markets, Inc. * ...................       38,600           398
                                                                   ----------
                                                                        1,779

Food Products - 1.4%
     American Italian Pasta Co. * ................       22,200           799
     NBTY Inc. * .................................        6,600           116
     Riviana Foods, Inc. Delaware ................       16,300           441
     Sensient Technologies Corp. .................       14,300           321
                                                                   ----------
                                                                        1,677

Gas Utilities - 1.1%
     Peoples Energy Corp. * ......................       11,200           433
     Questar Corp. ...............................       13,800           384
     WGL Holdings, Inc. ..........................       19,400           464
                                                                   ----------
                                                                        1,281

Health Care Equipment & Supplies - 3.1%
     Amerigroup Corp. * ..........................       22,300           676
     Arrow International, Inc. ...................       10,200           415
     Landauer, Inc ...............................       18,100           629
     Orthofix International * ....................       10,700           300
     Owens & Minor, Inc. .........................       70,800         1,162
     PolyMedica Corporation * ....................       19,000           586
                                                                   ----------
                                                                        3,768

Health Care Providers & Services - 0.8%
     Corvel Corp. ................................        9,900           354
     Orthodontic Centers of America, Inc. * ......       49,700           542
                                                                   ----------
                                                                          896

Hotels Restaurants & Leisure - 3.4%
     CEC Entertainment, Inc. * ...................       16,800           516
     Rare Hospitality International, Inc. * ......       60,700         1,676
     Ruby Tuesday, Inc. ..........................      109,200         1,888
                                                                   ----------
                                                                        4,080

Household Durables - 1.7%
     Meritage Corp. * ............................        9,700           326
     Skyline Corp. ...............................       30,300           894
     Stanley Furniture Co., Inc. * ...............       35,400           823
                                                                   ----------
                                                                        2,043

Household Products - 1.2%
     Mathews International Corp. * ...............       65,400    $    1,461

Insurance - 6.8%
     Annuity & Life Holdings, Ltd. ...............       45,500           106
     Brown & Brown, Inc. .........................       67,900         2,194
     Delphi Financial Group, Inc. - Cl. A * ......        8,300           315
     IPC Holdings, Ltd. ..........................       22,600           713
     Markel Corp. * ..............................        5,000         1,027
     Ohio Casualty Corp. .........................       25,600           331
     Platinum Underwriters Holdings * ............       14,900           393
     Proassurance Corp. * ........................       60,700         1,275
     Reinsurance Group of America ................       23,300           631
     RLI Corp. ...................................       13,000           363
     Scottish Annuity & Life .....................       23,200           405
     Universal American Financial Corp. * ........       78,000           454
                                                                   ----------
                                                                        8,207

Internet & Catalog Retail - 0.3%
     Jersey Jill Group, Inc. * ...................       28,500           399

Internet Software & Services - 0.7%
     Netegrity, Inc. * ...........................       61,200           199
     Packeteer, Inc. * ...........................       80,700           554
     Stellent, Inc. * ............................       20,300            90
                                                                   ----------
                                                                          843

Leisure Equipment & Products - 1.1%
     SCP Pool Corp. * ............................       44,700         1,305

Machinery - 2.8%
     Albany International Corp. - Cl. A ..........       13,200           273
     IDEX Corp. ..................................       28,600           935
     Kadant, Inc. * ..............................       22,300           335
     Nordson Corp. ...............................       30,300           752
     Thomas Industries, Inc. .....................       41,500         1,081
                                                                   ----------
                                                                        3,376

Marine - 0.2%
     Kirby Corp. * ...............................        7,100           195

Media - 1.8%
     Journal Register Co. * ......................       27,100           482
     Paxson Communications Corp. * ...............        7,800            16
     Saga Communications, Inc. - Cl. A * .........       69,500         1,320
     Sinclair Broadcast Group, Inc. * ............       27,600           321
                                                                   ----------
                                                                        2,139

Metals & Mining - 2.1%
     Carpenter Technology Corp. * ................       25,200           314
     Freeport-McMoRan Copper & Gold, Inc. -
      Cl. B * ....................................       33,000           554
     Gibraltar Steel Corp. .......................       40,500           771
     Penn Virginia Corp. .........................       25,400           923
                                                                   ----------
                                                                        2,562

Multi-Utilities - 0.6%
     Vectren Corp. * .............................       30,900           711

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
SMALL CAP VALUE FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK - Continued

Multiline Retail - 2.0%
     Freds, Inc. .................................       63,700    $    1,637
     Stein Mart, Inc. * ..........................      122,400           747
                                                                   ----------
                                                                        2,384

Oil & Gas -2.6%
     Cimarex Energy Co. * ........................        5,500            98
     Forest Oil Corp. * ..........................       30,300           838
     Patina Oil & Gas Corp. ......................        9,900           313
     St. Mary Land & Exploration Co. * ...........       14,300           358
     XTO Energy, Inc. ............................       62,700         1,549
                                                                   ----------
                                                                        3,156

Paper & Forest Products - 1.4%
     Deltic Timber Corp. .........................       30,300           809
     Wausau-Mosinee Paper Corp. ..................       80,900           908
                                                                   ----------
                                                                        1,717

Pharmaceuticals - 1.3%
     Bone Care International, Inc. * .............       55,600           541
     Diversa Corp. * .............................       81,400           737
     Guilford Pharmaceuticals, Inc. * ............       81,800           325
                                                                   ----------
                                                                        1,603

Real Esate Development - 0.9%
     Kilroy Realty Corp. .........................       45,200         1,042

Real Estate Investment Trust - 6.4%
     Arden Realty Group, Inc. ....................       16,500           365
     Bedford Property Investors, Inc. ............       30,300           778
     Camden Property Trust .......................       10,500           346
     Chelsea Property Group, Inc. ................       10,000           333
     Getty Realty Corp. ..........................       13,800           262
     Glenborough Realty Trust, Inc. ..............       53,500           953
     Innkeepers USA Trust ........................       70,500           540
     LaSalle Hotel Properties ....................       39,700           556
     Mid Atlantic Realty Trust ...................       24,600           428
     RAIT Investment Trust .......................       15,400           333
     Reckson Associates Realty Corp. .............       16,200           341
     Sun Communities, Inc. .......................       45,000         1,646
     Washington Real Estate Investment Trust .....       30,300           773
                                                                   ----------
                                                                        7,654

Road & Rail - 2.5%
     Genesee & Wyo., Inc. -Cl. A .................       23,200           472
     Hub Group Inc. * ............................       15,000            72
     Landstar Systems, Inc. * ....................       36,400         2,124
     Werner Enterprises, Inc. * ..................       15,600           336
                                                                   ----------
                                                                        3,004

Semiconductor Equipment & Products - 1.9%
     Atmi, Inc. * ................................       32,700           606
     ESS Technology, Inc. * ......................       48,800           307
     Exar Corp. * ................................       52,000           645
     Mykrolis Corp. * ............................       60,600           442
     Pericom Semiconductor Corp. * ...............       37,100    $      308
                                                                   ----------
                                                                        2,308

Software - 2.0%
     Ansys, Inc. .................................       25,500           515
     Black Box Corp. .............................        9,500           426
     Progress Software Corp. * ...................       55,500           719
     SPSS, Inc. ..................................       49,700           695
                                                                   ----------
                                                                        2,355

Specialty Retail - 5.2%
     Aaron Rents, Inc. ...........................       54,300         1,188
     Guitar Center, Inc. .........................       23,300           386
     Hancock Fabrics, Inc. .......................       45,400           692
     Haverty Furniture Co., Inc. .................       80,900         1,125
     Hibbett Sporting Goods, Inc. ................       35,000           837
     Hughes Supply, Inc. .........................        8,800           240
     O'Reilly Automotive, Inc. * .................       41,000         1,037
     TBC Corp. * .................................       62,500           751
                                                                   ----------
                                                                        6,256

Textiles & Apparel - 0.7%
     Culp, Inc. * ................................       33,300           283
     Unifi, Inc. * ...............................      104,600           549
                                                                   ----------
                                                                          832

Tobacco - 0.6%
     Universal Corp. * ...........................       20,800           769
                                                                   ----------
                               TOTAL COMMON STOCK-         97.5%      117,028

                                                         Par
                                                        Value
                                                       (000's)

INVESTMENT COMPANIES HELD
AS COLLATERAL ON LOANED
SECURITIES - 25.6%
     State Street Navigator Securities Lending
      Portfolio ..................................   $   30,729        30,729

SHORT-TERM INVESTMENTS - 3.6%
     Investment in joint trading account
      (Note B)
      1.388% due 01/02/03 ........................        4,314         4,314
                                                     ----------    ----------
                                TOTAL INVESTMENTS-        126.7%      152,071
              Payables, less cash and receivables-        (26.7)%     (32,001)
                                                     ----------    ----------
                                       NET ASSETS-        100.0%   $  120,070
                                                     ==========    ==========

* Non-income producing security.

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
REAL ESTATE EQUITY FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK

Real Estate Development - 6.1%
     Catellus Development Corp. * ................      119,100    $    2,364
     Colonial Property Trust .....................       12,600           428
     Kilroy Realty Corp. .........................       45,200         1,042
     Rouse Co. ...................................      162,100         5,138
     The Macerich Co. ............................       61,000         1,876
                                                                   ----------
                                                                       10,848

Real Estate Investment Trust - 77.7%
     Alexandria Real Estate ......................       29,000         1,235
     AMLI Residential Properties Trust ...........       34,300           730
     Apartment Investment & Management Co. .......       96,300         3,609
     Archstone Communities Trust .................      280,510         6,603
     Arden Realty Group, Inc. ....................      137,400         3,043
     Avalonbay Communities, Inc. .................      202,545         7,928
     Boston Properties, Inc. .....................      207,750         7,658
     BRE Properties, Inc. ........................       43,500         1,357
     Camden Property Trust .......................       62,000         2,046
     CarrAmerica Realty Corp. ....................       80,050         2,005
     Centerpoint Properties Corp. ................       12,550           717
     Chateau Communities, Inc. ...................       61,850         1,423
     Chelsea Property Group, Inc. ................          800            27
     Cousins Properties, Inc. ....................       48,600         1,200
     Duke Realty Investments, Inc. ...............       82,139         2,090
     Equity Office Properties Trust * ............      464,943        11,614
     Equity Residential Properties Trust * .......      309,700         7,612
     Essex Property Trust, Inc. ..................       54,200         2,756
     Federal Realty Investment Trust .............      140,000         3,937
     FelCor Lodging Trust, Inc. ..................       57,000           652
     Gables Residential Trust ....................        8,400           209
     General Growth Properties ...................      125,900         6,547
     Health Care Property Investments, Inc. ......        4,900           188
     Home Properties of New York, Inc. ...........       18,300           630
     Hospitality Properties Trust ................       45,100         1,588
     Host Marriott Corp. * .......................      571,200         5,055
     Innkeepers USA Trust ........................       39,500           303
     Kimco Realty Corp. ..........................       64,600         1,979
     Liberty Property Trust ......................       81,200         2,594
     Mack-Cali Realty LP * .......................       28,000           848
     MeriStar Hospitality Corp. ..................       47,450           313
     PAN Pacific Retail Properties, Inc. .........       47,700         1,742
     Post Properties, Inc. .......................       28,100           672
     Prentiss Properties Trust ...................       51,350         1,452
     Prologis Trust ..............................      320,500         8,061
     Public Storage, Inc. ........................      176,000         5,687
     Realty Income Corp. .........................       40,200         1,407
     Reckson Associates Realty Corp. .............       40,400           850
     Regency Centers Corp. .......................       72,350         2,344
     Shurgard Storage Centers, Inc. ..............       48,900         1,533
     Simon Property Group, Inc. ..................      364,000        12,402
     SL Green Realty Corp. .......................       69,400         2,193
     Summit Properties, Inc. .....................        1,500            27
     Sun Communities, Inc. .......................       27,400         1,002
     Taubman Centers, Inc. .......................       35,000    $      568
     Trizec Properties, Inc. .....................      147,100         1,381
     Ventas, Inc. ................................       44,500           510
     Vornado Realty Trust ........................      139,000         5,171
     Washington Real Estate Investment Trust .....       19,600           500
     Weingarten Realty Investors .................       60,750         2,239
                                                                   ----------
                                                                      138,237

Real Estate Operations - 15.3%
     AMB Property Corp. ..........................      233,100         6,378
     Brookfield Properties Corporation ...........      345,700         6,983
     CBL & Associates Properties, Inc. ...........       29,400         1,178
     Forest City Enterprises, Inc. ...............       15,900           530
     Frontline Capital Group * ...................      121,500
     Hilton Hotels Corp. * .......................      230,500         2,930
     JDN Realty Corp. * ..........................          458             5
     Manufactured Home Communities, Inc. .........       62,300         1,846
     Starwood Hotels & Resorts Worldwide,
      Inc. * .....................................      311,300         7,390
     Wyndham International, Inc. .................      179,800            41
                                                                   ----------
                                                                       27,281
                                                                   ----------

                               TOTAL COMMON STOCK-         99.1%      176,366

                                                         Par
                                                        Value
                                                       (000's)

SHORT-TERM INVESTMENTS - 0.6%

     Investment in joint trading account
      (Note B)
      1.388% due 01/02/03 ........................   $    1,114         1,114
                                                     ----------    ----------
                                TOTAL INVESTMENTS-         99.7%      177,480
              Cash and Receivables, less payables-          0.3%          446
                                                     ----------    ----------
                                       NET ASSETS-        100.0%   $  177,926
                                                     ==========    ==========

* Non-income producting security.

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
GROWTH & INCOME FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK

Aerospace & Defense - 0.7%
     Boeing Co. * ................................      252,700    $    8,336
     Lockheed Martin Corp. .......................       50,800         2,934
     Precision Castparts Corp. ...................       47,500         1,152
                                                                   ----------
                                                                       12,422

Air Freight & Couriers - 0.4%
     United Parcel Service, Inc. - Cl. B .........      100,000         6,308

Auto Components - 0.5%
     Ingersoll-Rand Co. - Cl. A * ................      123,200         5,305
     Lear Corp. * ................................       42,600         1,418
     Magna International, Inc. - Cl. A ...........       40,000         2,246
                                                                   ----------
                                                                        8,969

Automobiles - 1.2%
     Borg-Warner Automotive, Inc. ................       32,300         1,629
     Ford Motor Co. ..............................      500,400         4,654
     General Motors Corp. * ......................      284,900        10,501
     Harley-Davidson, Inc. * .....................      100,000         4,620
                                                                   ----------
                                                                       21,404

Banks - 6.0%
     Bank of America Corp. * .....................      488,800        34,006
     Charter One Financial, Inc. .................      490,035        14,079
     Comerica, Inc. * ............................       15,800           683
     Fifth Third Bancorp * .......................       38,100         2,231
     First Tennessee National Corp. ..............       47,400         1,703
     FleetBoston Financial Corp. .................      395,500         9,611
     M & T Bank Corp. * ..........................      138,200        10,966
     National Commerce Financial Corp. ...........       50,600         1,207
     North Fork Bancorporation, Inc. * ...........      175,500         5,921
     TCF Financial Corp. .........................      233,200        10,188
     US Bancorp * ................................      549,800        11,667
     Wachovia Corp. * ............................      100,000         3,644
                                                                   ----------
                                                                      105,906

Beverages - 2.3%
     Anheuser-Busch Cos., Inc. ...................      237,400        11,490
     Pepsi Bottling Group, Inc. * ................      480,000        12,336
     PepsiCo, Inc. * .............................      335,400        14,161
     Starbucks Corp. * ...........................       80,800         1,647
                                                                   ----------
                                                                       39,634

Biotechnology - 1.4%
     Amgen, Inc. * ...............................      448,900        21,700
     Biogen, Inc. ................................       31,000         1,242
     MedImmune, Inc. * ...........................       69,400         1,885
                                                                   ----------
                                                                       24,827

Chemicals - 1.9%
     Air Products & Chemicals, Inc. * ............      100,000         4,275
     Dow Chemical Co. * ..........................      524,300        15,572
     Eastman Chemical Co. * ......................      196,900         7,240
     Praxair, Inc. * .............................      103,000         5,950
     Rohm & Hass Co. .............................       19,800    $      643
                                                                   ----------
                                                                       33,680

Commercial Services & Supplies - 0.8%
     Avery Dennison Corp. * ......................       28,400         1,735
     Honeywell International, Inc. ...............      273,700         6,569
     Paychex, Inc. ...............................      122,200         3,409
     Pitney Bowes, Inc. * ........................       54,600         1,783
                                                                   ----------
                                                                       13,496

Communications Equipment - 0.9%
     Cisco Systems, Inc. * .......................      966,400        12,660
     Qualcomm, Inc. * ............................       98,900         3,599
                                                                   ----------
                                                                       16,259

Computers & Peripherals - 4.1%
     Dell Computer Corp. * .......................    1,096,500        29,321
     EMC Corp. * .................................    1,467,800         9,012
     International Business Machines Corp. .......      378,300        29,318
     Lexmark International Group, Inc. -
      Cl. A * ....................................       76,200         4,610
                                                                   ----------
                                                                       72,261

Containers & Packaging - 0.4%
     Bell Corp. ..................................       91,000         4,658
     Smurfit-Stone Container Corp. * .............      145,900         2,246
                                                                   ----------
                                                                        6,904

Credit Card - 0.1%
     MBNA Corp. * ................................      137,500         2,615

Diversified Financials - 7.5%
     American Express Co. * ......................      254,600         9,000
     Capital One Financial Corp. .................      102,200         3,037
     Citigroup, Inc. * ...........................    1,303,789        45,880
     Merrill Lynch & Co., Inc. * .................      389,700        14,789
     Morgan Stanley, Dean Witter, Discover
      & Co. ......................................      453,900        18,120
     State Street Corp. ..........................       39,000         1,521
     Washington Mutual, Inc. * ...................      323,800        11,181
     Wells Fargo & Co. * .........................      616,000        28,872
                                                                   ----------
                                                                      132,400

Diversified Telecommunication Services - 2.8%
     AT&T Corp. * ................................      159,240         4,158
     BellSouth Corp. * ...........................      425,700        11,013
     CenturyTel, Inc. ............................       50,500         1,483
     SBC Communications, Inc. * ..................      287,100         7,783
     Verizon Communications * ....................      650,600        25,211
                                                                   ----------
                                                                       49,648

Electric Utilities - 1.9%
     Cinergy Corp. * .............................       29,100           981
     Entergy Corp. * .............................      312,200        14,233
     FPL Group, Inc. .............................      160,000         9,621

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
GROWTH & INCOME FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK - Continued

Electric Utilities - Continued
     Southern Co. ................................      320,500    $    9,099
                                                                   ----------
                                                                       33,934
Electric/Gas - 0.3%
     Dominion Resources, Inc. ....................       88,400         4,853

Electrical Equipment - 0.7%
     United Technologies Corp. * .................      201,300        12,469

Electronic Equipment & Instruments - 0.1%
     Tech Data Corp. * ...........................       56,700         1,529

Energy Equipment & Services - 0.7%
     Global Santa Fe Corp. .......................       47,800         1,163
     Halliburton Co. * ...........................      295,000         5,519
     Noble Corp. * ...............................      148,600         5,223
                                                                   ----------
                                                                       11,905

Food & Drug Retailing - 0.2%
     Walgreen Co. * ..............................       63,400         1,850
     Williams-Sonoma, Inc. * .....................       77,300         2,099
                                                                   ----------
                                                                        3,949

Food Products - 2.0%
     Kellogg Co. * ...............................      332,300        11,388
     Kraft Foods, Inc. - Cl. A ...................      439,400        17,106
     Unilever NV * ...............................      106,100         6,547
                                                                   ----------
                                                                       35,041

Health Care Equipment & Supplies - 1.4%
     Amerisource Bergen Corp. * ..................       50,400         2,737
     Boston Scientific Corp. * ...................      120,000         5,102
     Medtronic, Inc. * ...........................      248,400        11,327
     St. Jude Medical, Inc. * ....................      133,200         5,291
                                                                   ----------
                                                                       24,457

Health Care Providers & Services - 2.6%
     Anthem, Inc. * ..............................      194,563        12,238
     Cardinal Health, Inc. * .....................       60,600         3,587
     DaVita, Inc. * ..............................      300,000         7,401
     HCA-The Healthcare Corp. * ..................      332,200        13,786
     Health Management Assoc., Inc. -
      Cl. A * ....................................       49,200           881
     UnitedHealth Group, Inc. * ..................       22,300         1,862
     Universal Health Services, Inc. -
      Cl. B * ....................................       40,200         1,813
     Wellpoint Health Networks, Inc. * ...........       64,800         4,611
                                                                   ----------
                                                                       46,179

Hotels Restaurants & Leisure - 0.3%
     Darden Restaurants, Inc. * ..................       65,000         1,329
     Hilton Hotels Corp. * .......................      114,100         1,450
     International Game Technology * .............       18,000         1,367
     Marriott International, Inc. - Cl. A * ......       55,000         1,808
                                                                   ----------
                                                                        5,954

Household Durables - 0.5%
     Black & Decker Corp. * ......................      193,400    $    8,295

Household Products - 1.5%
     Procter & Gamble Co. * ......................      315,400        27,106

Industrial Conglomerates - 3.1%
     3M Co. ......................................       52,800         6,510
     General Electric Co. * ......................    1,544,300        37,604
     Textron, Inc. * .............................      250,900        10,786
                                                                   ----------
                                                                       54,900

Insurance - 7.5%
     AFLAC, Inc. * ...............................      235,000         7,078
     Allstate Corp. ..............................      160,100         5,922
     American International Group, Inc. * ........      499,200        28,879
     Everest Re Group, Ltd. ......................       49,600         2,743
     Fidelity National Financial, Inc. * .........      198,100         6,504
     Hartford Financial Services Group, Inc. * ...      395,450        17,965
     Metlife, Inc. * .............................      618,200        16,716
     Old Republic International Corp. ............       67,400         1,887
     Prudential Financial, Inc. * ................      461,800        14,658
     Radian Group, Inc. ..........................      240,400         8,931
     St. Paul Cos., Inc. .........................      110,900         3,776
     The PMI Group, Inc. .........................      283,700         8,522
     Torchmark, Inc. * ...........................       56,800         2,075
     Travelers Property Casualty Corp. -
      Cl. A * ....................................      158,800         2,326
     Travelers Property Casualty Corp. -
      Cl. B * ....................................      236,006         3,458
                                                                   ----------
                                                                      131,440

Internet Software & Services - 0.2%
     Yahoo, Inc. * ...............................      250,000         4,088

IT Consulting & Services - 0.6%
     Computer Sciences Corp. * ...................      223,800         7,710
     SunGard Data Systems, Inc. * ................      100,100         2,358
                                                                   ----------
                                                                       10,068

Machinery - 0.8%
     Danaher Corp. * .............................      200,850        13,196

Media - 3.0%
     AOL Time Warner, Inc. * .....................      192,900         2,527
     Clear Channel Communications, Inc. * ........      200,300         7,469
     Comcast Corp. - Cl. A .......................      321,175         7,570
     Fox Entertainment Group, Inc. -
      Cl. A * ....................................       55,700         1,444
     Gannett Co., Inc. * .........................       40,500         2,908
     McGraw-Hill Cos., Inc. ......................       70,000         4,231
     The Walt Disney Co. * .......................      493,400         8,047
     Viacom, Inc. - Cl. B * ......................      441,550        17,998
                                                                   ----------
                                                                       52,194

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
GROWTH & INCOME FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK - Continued

Metals & Mining - 0.2%
     Alcan Aluminium, Ltd. * .....................      138,700    $    4,095

Multi-Utilities - 0.4%
     Energy East Corp. ...........................      349,000         7,709

Multiline Retail - 4.4%
     J.C. Penney Co., Inc. * .....................      594,700        13,684
     Kohl's Corp. * ..............................      311,600        17,434
     Ross Stores, Inc. ...........................       92,600         3,925
     Target Corp. * ..............................      374,450        11,234
     Wal-Mart Stores, Inc. * .....................      624,000        31,518
                                                                   ----------
                                                                       77,795

Oil & Gas - 6.5%
     Apache Corp. ................................      100,000         5,699
     BP Amoco plc - ADR ..........................      294,800        11,984
     Chevron Texaco Corp. * ......................      296,700        19,725
     Conoco Phillips .............................       81,900         3,963
     Devon Energy Corp. * ........................      240,800        11,053
     Ensco International, Inc. ...................      150,000         4,417
     Exxon Mobil Corp. * .........................    1,440,712        50,338
     Ocean Energy, Inc. ..........................       73,000         1,458
     Royal Dutch Petroleum Co. * .................      139,200         6,128
                                                                   ----------
                                                                      114,765

Paper & Forest Products - 0.6%
     International Paper Co. * ...................      280,700         9,816

Personal Products - 0.4%
     Estee Lauder Cos., Inc. - Cl. A .............      100,000         2,640
     Gillette Co. ................................      145,000         4,402
                                                                   ----------
                                                                        7,042

Pharmaceuticals - 10.3%
     Abbott Laboratories * .......................      273,400        10,936
     Allergan, Inc. * ............................       39,200         2,259
     Barr Laboratories, Inc. * ...................       27,200         1,770
     Eli Lilly & Co. * ...........................       67,500         4,286
     Forest Laboratories, Inc. * .................       86,600         8,506
     Johnson & Johnson * .........................      714,700        38,387
     King Pharmaceuticals, Inc. * ................      315,500         5,423
     Merck & Co., Inc. * .........................      301,600        17,074
     Pfizer, Inc. * ..............................    1,615,200        49,377
     Pharmacia Corp. * ...........................      591,000        24,704
     Wyeth .......................................      489,900        18,322
                                                                   ----------
                                                                      181,044

Road & Rail - 0.6%
     Burlington Northern Santa Fe Corp. * ........       90,900         2,364
     CSX Corp. * .................................       65,000         1,840
     Norfolk Southern Corp. * ....................      328,900         6,575
                                                                   ----------
                                                                       10,779

Semiconductor Equipment & Products - 4.5%
     Altera Corp. * ..............................      300,000         3,702
     Analog Devices, Inc. * ......................      194,000         4,631
     Applied Materials, Inc. * ...................      767,100    $    9,995
     Intel Corp. .................................    2,023,400        31,504
     KLA-Tencor Corp. * ..........................      137,600         4,867
     Maxim Integrated Products, Inc. * ...........       43,600         1,441
     Microchip Technology, Inc. * ................       97,700         2,389
     Novellus Systems, Inc. * ....................      223,600         6,279
     Qlogic Corp. * ..............................       87,100         3,006
     Teradyne, Inc. * ............................       52,900           688
     Texas Instruments, Inc. * ...................      711,600        10,681
                                                                   ----------
                                                                       79,183

Software - 6.0%
     Adobe Systems, Inc. .........................       94,100         2,334
     BMC Software, Inc. * ........................      930,300        15,917
     Electronic Arts, Inc. * .....................       14,100           702
     Intuit, Inc. * ..............................      170,000         7,976
     Microsoft Corp. * ...........................    1,191,500        61,601
     Network Associates, Inc. * ..................      476,100         7,660
     Oracle Corp. * ..............................      824,600         8,906
                                                                   ----------
                                                                      105,096

Specialty Retail - 3.4%
     AutoZone, Inc. * ............................       32,700         2,310
     Bed Bath & Beyond, Inc. * ...................      222,600         7,686
     Best Buy Co., Inc. * ........................       33,800           816
     Home Depot, Inc. * ..........................      318,200         7,624
     Lowe's Cos., Inc. * .........................      581,700        21,814
     Office Depot, Inc. * ........................      152,700         2,254
     Staples, Inc. * .............................      180,500         3,303
     TJX Cos., Inc. * ............................      757,000        14,777
                                                                   ----------
                                                                       60,584
Textiles & Apparel - 0.1%
     Nike, Inc. - Cl. B ..........................       38,500         1,712

Tobacco - 1.3%
     Philip Morris Cos., Inc. * ..................      551,000        22,332
     UST, Inc. * .................................       33,000         1,103
                                                                   ----------
                                                                       23,435

U.S. Government Agencies - 2.2%
     Federal Home Loan Mortgage Corp. ............      291,800        17,231
     Federal National Mortgage Assoc. * ..........      334,200        21,499
                                                                   ----------
                                                                       38,730
                                                                   ----------
                               TOTAL COMMON STOCK-         99.3%    1,750,075

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
GROWTH & INCOME FUND
                                                         Par        Market
                  Name of Issuer                        Value        Value
                                                       (000's)     (000's)
INVESTMENT COMPANIES HELD
AS COLLATERAL ON LOANED
SECURITIES - 0.7%
     State Street Navigator Securities
      Lending Portfolio ..........................   $   11,578    $   11,578

SHORT-TERM INVESTMENTS - 0.6%
     Investment in joint trading account (Note B)
          1.388% due 01/02/03 ....................       10,586        10,586
                                                     ----------    ----------
                                TOTAL INVESTMENTS-        100.6%    1,772,239
              Cash and Receivables, less payables-         (0.6)%     (10,036)
                                                     ----------    ----------
                                       NET ASSETS-        100.0%   $1,762,203
                                                     ==========    ==========
* Non-income producing security.
ADR-American Depository Receipt.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
MANAGED FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK

Aerospace & Defense - 0.4%
     Boeing Co. (US) .............................      246,500    $    8,132
     Raytheon Co. (US) ...........................       11,500           354
                                                                   ----------
                                                                        8,486

Auto Components - 0.2%
     Ingersoll-Rand Co. - Cl. A (US) .............       47,200         2,033
     Lear Corp. (US) .............................       36,400         1,211
                                                                   ----------
                                                                        3,244

Automobiles - 0.9%
     Ford Motor Co. (US) .........................      793,400         7,379
     General Motors Corp. (US) ...................      209,300         7,715
     General Motors Corp. - Cl. H (US) ...........      182,300         1,950
                                                                   ----------
                                                                       17,044

Banks - 2.9%
     Bank of America Corp. (US) ..................      307,000        21,358
     Bank One Corp. (US) .........................      211,000         7,712
     Charter One Financial, Inc. (US) ............      289,500         8,317
     JP Morgan Chase & Co. (US) ..................      185,500         4,452
     TCF Financial Corp. (US) ....................      104,400         4,561
     US Bancorp (US) .............................      239,800         5,089
     Wachovia Corp. (US) .........................      125,000         4,555
                                                                   ----------
                                                                       56,044

Beverages - 1.3%
     Anheuser-Busch Cos., Inc. (US) ..............      174,700         8,456
     Pepsi Bottling Group, Inc. (US) .............      140,000         3,598
     PepsiCo, Inc. (US) ..........................      310,000        13,088
                                                                   ----------
                                                                       25,142

Biotechnology - 0.7%
     Amgen, Inc. (US) ............................      263,600        12,743
     Genetech, Inc. (US) .........................       26,000           862
                                                                   ----------
                                                                       13,605

Chemicals - 1.3%
     Air Products & Chemicals, Inc. (US) .........      215,100         9,195
     Dow Chemical Co. (US) .......................      240,500         7,143
     E.I. du Pont de Nemours & Co. (US) ..........       45,700         1,938
     Eastman Chemical Co. (US) ...................       70,900         2,607
     NOVA Chemicals Corp. (US) ...................       42,200           772
     Praxair, Inc. (US) ..........................       49,900         2,883
                                                                   ----------
                                                                       24,538

Commercial Services & Supplies - 0.9%
     Avery Dennison Corp. (US) ...................       90,000         5,497
     Checkfree Corp. (US) ........................       58,900           942
     Concord EFS, Inc. (US) ......................       70,500         1,110
     Honeywell International, Inc. (US) ..........      196,000         4,704
     Reynolds & Reynolds Co. - Cl. A (US) ........      143,300    $    3,650
     Robert Half International, Inc. (US) ........       61,000           983
     Sabre Group Holdings, Inc. (US) .............       56,000         1,014
                                                                   ----------
                                                                       17,900

Communications Equipment - 0.5%
     Cisco Systems, Inc. (US) ....................      639,800         8,382
     JDS Uniphase Corp. (US) .....................      294,000           726
     Polycom, Inc. (US) ..........................       51,900           494
     Qualcomm, Inc. (US) .........................       27,700         1,008
                                                                   ----------
                                                                       10,610

Computers & Peripherals - 1.9%
     Dell Computer Corp. (US) ....................      707,200        18,911
     EMC Corp. (US) ..............................      532,700         3,271
     International Business Machines Corp. (US) ..      183,800        14,244
     Seagate Technology (US) .....................       19,200           206
                                                                   ----------
                                                                       36,632

Construction & Engineering - 0.2%
     American Standard Cos., Inc. (US) ...........       23,300         1,658
     Fluor Corp. (US) ............................       81,300         2,276
                                                                   ----------
                                                                        3,934

Containers & Packaging - 0.2%
     Ball Corp. (US) .............................       60,000         3,071

Diversified Financials - 5.4%
     AmeriCredit Corp. (US) ......................       92,200           714
     Citigroup, Inc. (US) ........................      750,000        26,392
     Household International, Inc. (US) ..........       67,000         1,863
     Merrill Lynch & Co., Inc. (US) ..............      153,500         5,825
     Morgan Stanley, Dean Witter,
      Discover & Co. (US) ........................      174,900         6,982
     SLM Corp. (US) ..............................      171,700        17,833
     Standard and Poor's Depositary
      Receipts (US) ..............................      115,215        10,165
     The Dun & Bradstreet Corp. (US) .............       50,000         2,065
     Washington Mutual, Inc. (US) ................      428,500        14,796
     Wells Fargo & Co. (US) ......................      378,000        17,717
                                                                   ----------
                                                                      104,352

Diversified Telecommunication Services - 2.8%
     AT&T Corp. (US) .............................      265,340         6,928
     BellSouth Corp. (US) ........................      241,700         6,253
     CenturyTel, Inc. (US) .......................      157,500         4,627
     SBC Communications, Inc. (US) ...............      388,500        10,532
     Sprint Corp. (US) ...........................      274,300         3,972
     Sprint PCS (US) .............................      744,200         3,260
     Verizon Communications (US) .................      476,800        18,476
                                                                   ----------
                                                                       54,048

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
MANAGED FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK - Continued

Electric Utilities - 1.4%
     AES Corp. (US) ..............................      371,100    $    1,121
     Entergy Corp. (US) ..........................      294,100        13,408
     FPL Group, Inc. (US) ........................       75,000         4,510
     Pinnacle West Capital Corp. (US) ............       41,200         1,404
     Southern Co. (US) ...........................      210,000         5,962
                                                                   ----------
                                                                       26,405

Electric/Gas - 0.1%
     NiSource, Inc. (US) .........................       61,400         1,228

Electrical Equipment - 0.5%
     Emerson Electric Co. (US) ...................       17,400           885
     United Technologies Corp. (US) ..............      135,900         8,417
                                                                   ----------
                                                                        9,302

Electronic Equipment & Instruments - 0.2%
     Agilent Technologies, Inc. (US) .............       33,000           593
     Tech Data Corp. (US) ........................      128,600         3,467
                                                                   ----------
                                                                        4,060

Energy Equipment & Services - 0.8%
     Baker Hughes, Inc. (US) .....................      222,500         7,162
     Halliburton Co. (US) ........................      210,500         3,939
     Schlumberger, Ltd. (US) .....................       60,300         2,538
     Weatherford Bermuda (US) ....................       52,300         2,088
                                                                   ----------
                                                                       15,727

Food & Drug Retailing - 0.0%
     Williams-Sonoma, Inc. (US) ..................       28,200           766

Food Products - 1.7%
     Archer Daniels Midland Co. (US) .............      310,000         3,844
     Campbell Soup Co. (US) ......................      159,300         3,739
     Kellogg Co. (US) ............................      207,000         7,094
     Kraft Foods, Inc. - Cl. A (US) ..............      310,000        12,068
     Unilever NV (US) ............................       97,200         5,998
                                                                   ----------
                                                                       32,743

Gas Utilities - 0.5%
     El Paso Corp. (US) ..........................      179,200         1,247
     Kinder Morgan Management LLC (US) ...........       50,130         1,583
     Sempra Energy (US) ..........................      238,000         5,629
     Williams Cos., Inc. (US) ....................      477,700         1,290
                                                                   ----------
                                                                        9,749

Health Care Equipment & Supplies - 1.2%
     Applera Corporation - Applied
      Biosystems Group (US) ......................      192,300         3,373
     Becton, Dickinson & Co. (US) ................       52,900         1,623
     Boston Scientific Corp. (US) ................      122,500         5,209
     Guidant Corp. (US) ..........................      100,900         3,113
     Medtronic, Inc. (US) ........................      116,500         5,312
     St. Jude Medical, Inc. (US) .................       99,600         3,956
                                                                   ----------
                                                                       22,586

Health Care Providers & Services - 2.0%
     Anthem, Inc. (US) ...........................      100,000    $    6,290
     Da Vita, Inc. (US) ..........................      100,900         2,489
     HCA-The Healthcare Corp. (US) ...............      167,700         6,959
     Lincare Holdings, Inc. (US) .................       90,500         2,862
     McKesson HBOC, Inc. (US) ....................      146,600         3,963
     UnitedHealth Group, Inc. (US) ...............       65,600         5,478
     Universal Health Services, Inc. - Cl. B (US).       60,000         2,706
     Wellpoint Health Networks, Inc. (US) ........      108,600         7,728
                                                                   ----------
                                                                       38,475

Hotels Restaurants & Leisure - 0.1%
     Carnival Corp. (US) .........................       60,100         1,499
     McDonald's Corp. (US) .......................       38,300           616
     Starwood Hotels & Resorts
     Worldwide, Inc. (US) ........................       30,200           717
                                                                   ----------
                                                                        2,832

Household Durables - 0.4%
     Black & Decker Corp. (US) ...................      189,600         8,132

Household Products - 0.7%
     Procter & Gamble Co. (US) ...................      169,700        14,584

Industrial Conglomerates - 2.1%
     General Electric Co. (US) ...................    1,261,700        30,723
     Textron, Inc. (US) ..........................      185,700         7,983
     Tyco International, Ltd. (US) ...............      118,500         2,024
                                                                   ----------
                                                                       40,730

Insurance - 4.6%
     American International Group, Inc. (US) .....      403,400        23,337
     Cincinnati Financial Corp. (US) .............       67,500         2,535
     Everest Re Group, Ltd. (US) .................      123,700         6,841
     Hartford Financial Services Group, Inc. (US)       317,500        14,424
     Metlife, Inc. (US) ..........................      369,300         9,986
     Prudential Financial, Inc. (US) .............      293,500         9,316
     Radian Group, Inc. (US) .....................       77,500         2,879
     St. Paul Cos., Inc. (US) ....................       67,000         2,281
     The PMI Group, Inc. (US) ....................      187,100         5,620
     Torchmark, Inc. (US) ........................      139,100         5,081
     Travelers Property Casualty Corp. - Cl. B (US)     318,700         4,669
     XL Capital, Ltd. - Cl. A (US) ...............       34,500         2,665
                                                                   ----------
                                                                       89,634

Internet & Catalog Retail - 0.1%
     Amazon.com, Inc. (US) .......................      157,400         2,973

Internet Software & Services - 0.1%
     VeriSign, Inc. (US) .........................      130,000         1,043

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
MANAGED FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK - Continued

IT Consulting & Services - 0.9%
     Computer Sciences Corp. (US) ................      303,500    $   10,455
     SunGard Data Systems, Inc. (US) .............      325,200         7,662
                                                                   ----------
                                                                       18,117

Machinery - 0.4%
     Danaher Corp. (US) ..........................      109,600         7,201
     Navistar International Corp., Inc. - Cl. B
      (US) .......................................       28,000           680
                                                                   ----------
                                                                        7,881

Media - 2.5%
     AOL Time Warner, Inc. (US) ..................      239,050         3,132
     Cablevision Systems Corp. - Cl. A (US) ......      297,361         4,978
     Clear Channel Communications, Inc. (US) .....       76,000         2,834
     Comcast Corp. - Cl. A (US) ..................      190,234         4,484
     Cox Communications, Inc. - Cl. A (US) .......       44,000         1,250
     Entercom Communications Corp. (US) ..........        5,200           244
     Fox Entertainment Group, Inc. - Cl. A (US) ..       55,000         1,426
     Interpublic Group Cos., Inc. (US) ...........       59,200           834
     Knight-Ridder, Inc. (US) ....................       13,600           860
     Liberty Media Corp. - Ser. A (US) ...........      294,008         2,628
     Radio One, Inc. - Cl. D (US) ................       54,500           786
     The Walt Disney Co. (US) ....................      396,900         6,473
     TMP Worldwide, Inc. (US) ....................       47,200           534
     USA Networks, Inc. (US) .....................      200,100         4,586
     Viacom, Inc. - Cl. B (US) ...................      325,000        13,247
     Vivendi Universal - ADR (US) ................       49,700           799
                                                                   ----------
                                                                       49,095

Metals & Mining - 0.4%
     Alcan Aluminum Ltd. (US) ....................      150,000         4,428
     Alcoa, Inc. (US) ............................      123,700         2,818
     Newmont Mining Corp. (US) ...................       24,100           699
                                                                   ----------
                                                                        7,945

Multiline Retail - 2.7%
     Costco Wholesale Corp. (US) .................       85,700         2,405
     J.C. Penney Co., Inc. (US) ..................      136,200         3,134
     Kohl's Corp. (US) ...........................      334,200        18,698
     Target Corp. (US) ...........................       64,700         1,941
     Wal-Mart Stores, Inc. (US) ..................      509,600        25,740
                                                                   ----------
                                                                       51,918

Oil & Gas - 3.7%
     BJ Services Co. (US) ........................       55,300         1,787
     BP Amoco plc - ADR (US) .....................      170,400         6,927
     ChevronTexaco Corp. (US) ....................      196,200        13,043
     Conoco Phillips (US) ........................       70,637         3,418
     Exxon Mobil Corp. (US) ......................      978,700        34,196
     Kinder Morgan, Inc. (US) ....................           70    $        3
     Royal Dutch Petroleum Co. (US) ..............      197,900         8,712
     Unocal Corp. (US) ...........................       99,000         3,027
                                                                   ----------
                                                                       71,113

Paper & Forest Products - 0.6%
     Bowater, Inc. (US) ..........................       34,800         1,460
     International Paper Co. (US) ................      290,500        10,159
                                                                   ----------
                                                                       11,619

Personal Products - 0.1%
     Estee Lauder Cos., Inc. - Cl. A (US) ........      100,000         2,640

Pharmaceuticals - 7.3%
     Abbott Laboratories (US) ....................       95,300         3,812
     Allergan, Inc. (US) .........................      129,400         7,456
     AstraZeneca Group plc - ADR (US) ............      226,800         7,958
     Forest Laboratories, Inc. (US) ..............      188,600        18,524
     Johnson & Johnson (US) ......................      303,700        16,312
     King Pharmaceuticals, Inc. (US) .............      337,000         5,793
     Merck & Co., Inc. (US) ......................      142,300         8,056
     Pfizer, Inc. (US) ...........................    1,576,800        48,203
     Pharmacia Corp. (US) ........................      344,700        14,408
     Wyeth (US) ..................................      277,500        10,379
                                                                   ----------
                                                                      140,901

Real Estate Investment Trust - 0.0%
     General Growth Properties (US) ..............       18,300           952

Road & Rail - 0.5%
     Canadian National Railway Co. (US) ..........        8,400           349
     Norfolk Southern Corp. (US) .................      200,000         3,998
     Union Pacific Corp. (US) ....................       76,032         4,552
                                                                   ----------
                                                                        8,899

Semiconductor Equipment & Products - 2.5%
     Altera Corp. (US) ...........................      290,000         3,579
     Analog Devices, Inc. (US) ...................       57,500         1,372
     Applied Materials, Inc. (US) ................      777,100        10,126
     Applied Micro Circuits Corp. (US) ...........      110,000           406
     Broadcom Corp. - Cl. A (US) .................       40,000           602
     Intel Corp. (US) ............................    1,139,000        17,734
     KLA-Tencor Corp. (US) .......................       86,900         3,074
     Lam Research Corp. (US) .....................       69,000           745
     Teradyne, Inc. (US) .........................      279,500         3,636
     Texas Instruments, Inc. (US) ................      538,100         8,077
                                                                   ----------
                                                                       49,351

Software - 3.7%
     Amdocs, Ltd. (US) ...........................      112,500         1,105
     BMC Software, Inc. (US) .....................      423,900         7,253
     Cadence Design Systems, Inc. (US) ...........       86,300         1,017

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
MANAGED FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK - Continued

Software - Continued
     Intuit, Inc. (US) ...........................      185,200    $    8,690
     Macromedia, Inc. (US) .......................       64,900           691
     Microsoft Corp. (US) ........................      816,400        42,208
     Network Associates, Inc. (US) ...............      293,300         4,719
     Oracle Corp. (US) ...........................      465,000         5,022
     Veritas Software Corp. (US) .................       46,100           720
                                                                   ----------
                                                                       71,425

Specialty Retail - 2.1%
     AutoNation, Inc. (US) .......................      107,000         1,344
     AutoZone, Inc. (US) .........................       72,000         5,087
     Home Depot, Inc. (US) .......................      298,000         7,140
     Lowe's Cos., Inc. (US) ......................      444,000        16,650
     RadioShack Corp. (US) .......................       73,600         1,379
     Staples, Inc. (US) ..........................      207,400         3,795
     TJX Cos., Inc. (US) .........................      232,100         4,531
                                                                   ----------
                                                                       39,926

Textiles & Apparel - 0.3%
     Nike, Inc. - Cl. B (US) .....................      118,800         5,283

Tobacco - 0.8%
     Philip Morris Cos., Inc. (US) ...............      312,300        12,657
     UST, Inc. (US) ..............................       97,600         3,263
                                                                   ----------
                                                                       15,920

U.S. Government Agencies - 1.0%
     Federal Home Loan Mortgage Corp. (US) .......      100,000         5,905
     Federal National Mortgage Assoc. (US) .......      202,600        13,033
                                                                   ----------
                                                                       18,938
                                                                   ----------
                               TOTAL COMMON STOCK-         65.6%    1,271,542

                                                         Par
                                                        Value
                                                       (000's)
PUBLICLY-TRADED BONDS

Aerospace & Defense - 0.0%
     Raytheon Co. - Debs. (US)
          6.0% due 12/15/10 ......................   $      125           131
     Raytheon Co. - Notes (US)
          8.3% due 03/01/10 ......................          133           158
                                                                   ----------
                                                                          289

Airlines - 0.2%
     Popular North America, Inc. (US)
          6.125% due 10/15/06 ....................        3,660         3,960

Auto Components - 0.0%
     Arvinmeritor, Inc. - Notes (US)
          8.75% due 03/01/12 .....................           30            32
     TRW, Inc. - Debs. (US)
          7.75% due 06/01/29 .....................           70            82
                                                                   ----------
                                                                          114

Auto Loan - 0.4%
     Ford Motor Credit Co. - Notes (US)
          6.875% due 02/01/06 ....................   $      953    $      955
     Ford Motor Credit Co. (US)
          7.25% due 10/25/11 .....................        1,760         1,710
          7.875% due 06/15/10 ....................          250           251
     General Motors Acceptance Corp. - Notes (US)
          6.125% due 09/15/06 ....................          130           132
          6.875% due 09/15/11 ....................          500           499
          8.0% due 11/01/31 ......................          390           392
     General Motors Acceptance Corp. (US)
          6.875% due 08/28/12 ....................        1,643         1,620
          7.5% due 07/15/05 ......................        1,743         1,835
     General Motors Acceptance Corp. -
      Sr. Notes (US)
          7.0% due 02/01/12 ......................          900           904
                                                                   ----------
                                                                        8,298

Automobiles - 0.1%
     First Invs Auto Owner Trust -
      Notes Cl. A (US)
          3.46% due 12/15/08 .....................           66            67
     Ford Motor Co. - Bonds (US)
          6.625% due 10/01/28 ....................        1,634         1,303
     Hertz Corp. (US)
          7.625% due 08/15/07 ....................          100           100
                                                                   ----------
                                                                        1,470

Banks - 2.4%
     Bank Americorp. - Sr. Notes (US)
          5.125% due 11/15/14 ....................           70            71
     Bank of America Corp. - Sr. Notes (US)
          7.125% due 09/15/06 ....................          125           142
     Bank of America Corp. (US)
          7.4% due 01/15/11 ......................        2,098         2,471
     Bank One Corp. - Notes (US)
          6.5% due 02/01/06 ......................        1,238         1,367
     Barclays Bank plc - 144A(a) (US)
          6.86% due 06/15/32 .....................           30            31
     BNP Paribus Capital Trust - Sub
      144A(a) (US)
          9.003% due 12/29/49 ....................           60            73
     Corporacion Andina De Fomento - Notes (US)
          6.875% due 03/15/12 ....................          160           168
     Credit Suisse First Boston - Sr. Notes (US)
          4.625% due 01/15/08 ....................        1,290         1,308

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
MANAGED FUND

                                                         Par         Market
                  Name of Issuer                        Value        Value
                                                       (000's)      (000's)

PUBLICLY-TRADED BONDS - Continued

Banks - Continued
     Credit Suisse First Boston - Notes (US)
          5.75% due 04/15/07 .....................   $      739    $      791
     Credit Suisse First Boston (US)
          6.5% due 01/15/12 ......................        1,305         1,395
          7.29% due 09/15/09 .....................        4,062         4,740
     Credit Suisse First Boston
      Mortgage - Cl. A2 (US)
          5.935% due 01/15/06 ....................        1,250         1,355
     Credit Suisse First Boston
      Mortgage Securities Corp. - Cl. A1 (US)
          3.801% due 06/15/06 ....................        2,396         2,462
     Credit Suisse First Boston
      Mortgage Securities Corp. (US)
          7.545% due 04/15/10 ....................        2,533         3,008
     CS First Boston Mortgage
       Securities Corp. -Cl A1 (US)
          6.91% due 01/15/08 .....................        5,059         5,598
     First Union National Bank
      Commercial & Mortgage Trust -
      CTF Cl A1 (US)
          5.585% due 08/12/10 ....................          455           488
          7.739% due 07/15/09 ....................        4,754         5,375
     FleetBoston Financial Corp. - Sr.
      Notes (US)
          7.25% due 09/15/05 .....................        1,248         1,382
     J.P. Morgan & Co., Inc. - Sr. Notes
      (US)
          5.75% due 02/25/04 .....................        1,000         1,043
     JP Morgan Chase & Co. - Notes
      (US)
          5.25% due 05/30/07 .....................        2,739         2,895
          5.35% due 03/01/07 .....................        2,340         2,475
     JP Morgan Chase & Co. - Sub.
      Notes (US)
          6.75% due 02/01/11 .....................        3,000         3,262
     Korea Development Bank - Notes
      (US)
          7.125% due 04/22/04 ....................        2,358         2,507
     MBNA National (US)
          7.125% due 11/15/12 ....................        1,410         1,475
     Washington Mutual Bank
      Chatsworth (US)
          5.5% due 01/15/13 ......................           40            41
                                                                   ----------
                                                                       45,923
Beverages - 0.1%
     Anheuser Busch Cos., Inc. - Debs.
      (US)
          6.5% due 02/01/43 ......................        1,232         1,385
Chemicals - 0.1%
     E.I. Du Pont de Nemours & Co. -
      Notes (US)
          3.375% due 11/15/07 ....................   $    1,410    $    1,425
Commercial Services & Supplies - 0.0%
 Cendant Corp. - Notes (US)
          6.785% due 08/15/06 ....................          150           156
     HCA, Inc. - Notes (US)
          6.95% due 05/01/12 .....................          150           158
     John Deere Capital Corp. (US)
          3.125% due 12/15/05 ....................          140           141
     Tyco International Group SA -
      Notes (US)
          5.875% due 11/01/04 ....................           70            68
     USA Education, Inc. (US)
          5.625% due 04/10/07 ....................          125           136
     Waste Management, Inc. - Sr.
      Notes (US)
          6.5% due 11/15/08 ......................           80            86
     Waste Management, Inc. Delaware
      - Sr. Notes 144A(a) (US)
          6.375% due 11/15/12 ....................           15            15
     WMX Technologies, Inc. - Notes
      (US)
          7.0% due 10/15/06 ......................           40            43
                                                                   ----------
                                                                          803
Communications Equipment - 0.1%
     American Tower Corp. - Sr. Notes (US)
          9.375% due 02/01/09 ....................          900           706
     Deutsche Telekom International
      Finance BV - Notes (US)
          9.25% due 06/01/32 .....................           30            38
     Spectrasite Holdings, Inc. - Sr.
      Notes Ser. B (US)
          10.75% due 03/15/10 ....................          500           188
                                                                   ----------
                                                                          932
Credit Card - 0.2%
     Citibank Credit Card Issuance
      Trust - Cl. A1 Notes (US)
          4.95% due 02/09/09 .....................        2,000         2,146
     MBNA Credit Card Master Note
      Trust - Notes Cl. C (US)
          6.8% due 07/15/14 ......................          500           531
     Nordstrom Credit Card Master
      Note Trust - Notes Cl. B 144A(a) (US)
          2.12% due 10/13/10 .....................          150           151
     Pass Through Amortizing Credit
      Card Trust - CTF Cl. A3
      144A(a) (US)
          6.298% due 06/18/12 ....................          208           218

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
MANAGED FUND

                                                         Par         Market
                  Name of Issuer                        Value        Value
                                                       (000's)      (000's)

PUBLICLY-TRADED BONDS - Continued
Credit Card - Continued
     Structured Assets Securities Corp.
      (US)
          8.517% due 07/15/27 ....................   $      117    $      127
     Sears Credit Account Master Trust
      - Ser. 1998-2 Cl A (US)
          5.25% due 10/16/08 .....................          802           829
                                                                   ----------
                                                                        4,002
Diversified Financials - 3.1%
     AIG Sunamerica Global Finance
      Co. - Sr. Notes 144A(a) (US)
          5.85% due 08/01/08 .....................          250           277
     Associates Corp. of North America
      - Sr. Notes (US)
          6.25% due 11/01/08 .....................          250           276
     Bear Stearns Commercial
      Mortgage Securities, Inc. - CTF
      Cl. A1 (US)
          6.08% due 09/15/10 .....................        1,893         2,059
     Capital One Financial Corp. -
      Notes (US)
          7.25% due 12/01/03 .....................          250           249
     Chase Commercial Mortgage
      Securities Corp. - Ser. 1997-1 Cl.
      A2 (US)
          7.37% due 02/19/07 .....................        5,460         6,172
     Chase Commercial Mortgage
      Securities Corp. - Cl. C (US)
          7.928% due 07/15/32 ....................        1,000         1,188
     Chase Funding Loan Acquisition
      Trust - Cl. 1A3 (US)
          4.541% due 02/25/23 ....................        4,000         4,069
     Chase Funding Loan Acquisition
      Trust - CTF Cl. IA 3 (US)
          5.353% due 09/25/26 ....................        9,000         9,337
     CIT Group, Inc. - Sr. Notes (US)
          5.5% due 11/30/07 ......................          705           721
          7.75% due 04/02/12 .....................          705           792
     Citigroup, Inc. - Sr. Notes (US)
          5.0% due 03/06/07 ......................        3,000         3,202
     Citigroup, Inc. -  Notes (US)
          5.5% due 08/09/06 ......................        2,000         2,160
     Citigroup, Inc. - Sub. Notes (US)
          5.625% due 08/27/12 ....................        1,340         1,409
     Citigroup, Inc. (US)
          6.5% due 01/18/01 ......................        3,000         3,366
     Citigroup, Inc. - Sub. Notes (US)
          6.625% due 06/15/32 ....................        1,910         2,085
     Devon Financing Corp. - Notes
      (US)
          6.875% due 09/30/11 ....................          225           251
     Gemstone Investor, Ltd. - Sr. Notes
      (US)
          7.71% due 10/31/04 .....................          400           307
     General Electric Capital Corp.
      (US)
          4.25% due 01/15/08 .....................   $      140    $      143
          4.625% due 09/15/09 ....................           50            51
          5.875% due 02/15/12 ....................        2,950         3,154
          6.0% due 06/15/12 ......................           70            75
     Goldman Sachs Group, Inc. (US)
          6.875% due 01/15/11 ....................        3,405         3,801
     Greater Connecticut Consumer
      Loan Trust - Notes Cl. A 144A(a)(US)
          6.25% due 02/15/20 .....................          750           758
     Green Tree Financial Corp. - Ser.
      1996-8 Cl. A6 (US)
          7.6% due 10/15/27 ......................        4,508         4,680
     Monumental Global Funding - Sr.
      Seed. Notes Ser. A 144A(a)(US)
          5.2% due 01/30/07 ......................          250           262
     Morgan Stanley Group, Inc. (US)
          6.75% due 04/15/11 .....................        2,880         3,200
     Nationwide Financial Services, Inc.
      - Sr. Notes (US)
          6.25% due 11/15/11 .....................        1,373         1,432
     Nationwide Life Global Funding
      (US)
          5.35% due 02/15/07 .....................           60            63
     Pemex Project Funding Master
      Trust - Notes (US)
          8.5% due 02/15/08 ......................           51            57
     Residential Asset Securities Corp.
      (US)
          7.18% due 01/25/25 .....................          491           494
     Salomon Brothers Commercial and
      Mortgage Trust - CTF 2001-Cl Cl. A3 (US)
          6.428% due 12/18/35 ....................          925         1,038
     SLM Corp. (US)
          5.375% due 01/15/13 ....................           90            93
     USAA Capital Corp. - 144A(a)
      (US)
          4.0% due 12/10/07 ......................          150           152
     Washington Mutual, Inc. (US)
          5.625% due 01/15/07 ....................        3,050         3,264
     Washington Mutual, Inc. - Sr.
      Notes (US)
          7.5% due 08/15/06 ......................           60            67
     Wells Fargo & Co. - Sub. Notes
      (US)
          5.0% due 11/15/14 ......................           80            81
                                                                   ----------
                                                                       60,785
Diversified Telecommunication Services - 1.4%
 AT&T Corp. - Notes (US)
          6.5% due 03/15/13 ......................        1,053         1,056

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
MANAGED FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)
PUBLICLY-TRADED BONDS - Continued

Diversified Telecommunication Services - Continued
     AT&T Corp. - Sr. Notes (US)
          8.0% due 11/15/31 ......................   $      125    $      138
     BellSouth Corp. - Notes (US)
          5.0% due 10/15/06 ......................        1,500         1,602
     Cox Communications, Inc. (US)
          7.125% due 10/01/12 ....................        1,103         1,225
     Cox Communications, Inc.- Notes (US)
          7.75% due 11/01/10 .....................           50            57
     Crown Castle International Corp. - Sr. Notes
      (US)
          10.75% due 08/01/11 ....................          250           219
     Deutsche Telekom International (US)
          8.5% due 06/15/10 ......................        1,436         1,654
     France Telecom SA - Notes (US)
          9.25% due 03/01/11 .....................          895         1,035
          10.0% due 03/01/31 .....................        3,315         4,035
     Nextel Communications, Inc. - Sr Ser. Notes
      (US)
          12.0% due 11/01/08 .....................          500           497
     SBC Communications, Inc. - Notes (US)
          5.875% due 08/15/12 ....................          250           270
     Sprint Capital Corp. - Notes (US)
          6.0% due 01/15/07 ......................          275           260
          6.125% due 11/15/08 ....................        3,123         2,842
          7.125% due 01/30/06 ....................          200           198
          8.375% due 03/15/12 ....................        1,800         1,791
          8.75% due 03/15/32 .....................        3,250         3,087
     Telstra, Ltd. - Notes (US)
          6.375% due 04/01/12 ....................          125           138
     Verizon Global Funding Corp. - Notes (US)
          6.75% due 12/01/05 .....................        2,169         2,397
     Verizon Global Funding Corp. - Global Notes
      (US)
          7.375% due 09/01/12 ....................        1,765         2,031
     Verizon New England, Inc. - Debs. (US)
          6.5% due 09/15/11 ......................        1,021         1,127
     Verizon New York, Inc. - Debs. Ser. A (US)
          6.875% due 04/01/12 ....................        1,213         1,363
     Verizon Pennsylvania, Inc. - Debs. Ser. A (US)
          5.65% due 11/15/11 .....................          680           713
     Vodafone Group plc - Notes (US)
          3.95% due 01/30/08 .....................           30            30
     Vodafone Group plc - Debs. (US)
          6.25% due 11/30/32 .....................           80            80
     Voicestream Wireless Corp. Sr Notes (US)
          10.375% due 11/15/09 ...................   $     138     $      145
                                                                   ----------
                                                                       27,990

Electric Utilities - 0.1%
     Cilcorp, Inc. - Sr. Notes (US)
          8.7% due 10/15/09 ......................          185           198
     Constellation Energy Group, Inc. - Sr. Notes
      (US)
          6.125% due 09/01/09 ....................          200           205
     Oncor Electric Delivery Co. - Sr.
      Secd. Notes 144A(a)(US)
          6.375% due 01/15/15 ....................        1,221         1,246
     Progress Energy, Inc. - Sr. Notes (US)
          7.1% due 03/01/11 ......................          250           276
                                                                   ----------
                                                                        1,925

Electric/Gas - 0.0%
     Cilcorp, Inc. - Sr. Bond (US)
          9.375% due 10/15/29 ....................           25            31
     Dominion Resources, Inc. - Sr. Notes Ser. D
      (US)
          5.125% due 12/15/09 ....................           45            45
     Dominion Resources, Inc. - Notes (US)
          5.7% due 09/17/12 ......................          300           311
     Oncor Electric - 144A(a)(US)
          7.0% due 05/01/32 ......................          125           125
                                                                   ----------
                                                                          512

Electronic Equipment & Instruments - 0.0%
     Royal KPNNV - Notes 144A(a) (US)
          8.0% due 10/01/10 ......................           10            12
     Solectron Corp. - Sr. Notes (US)
          9.625% due 02/15/09 ....................          500           487
                                                                   ----------
                                                                          499

Finance - 0.8%
     ABN Amro North America Holding - Secs.
      144A(a)(US)
          6.473% due 12/31/49 ....................           30            31
     American General Finance Corp. (US)
          4.5% due 11/15/07 ......................           70            72
     Bear Stearns & Co., Inc. - Notes (US)
          5.7% due 11/15/14 ......................        2,468         2,524
     California Infras & Ecomomic - Ser.
      1997-I CTF Cl. A6 (US)
          6.38% due 09/25/08 .....................          500           546

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
MANAGED FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)
PUBLICLY-TRADED BONDS-Continued

Finance - Continued
     California Infrastructure
      Development - Ser. 1997-1 CTF Cl. A7 (US)
          6.42% due 09/25/08 .....................   $      500    $      544
     H.J. Heinz Finance - Notes 144A(a)(US)
          6.0% due 03/15/12 ......................        1,363         1,480
     Household Financial Corp. (US)
          5.75% due 01/30/07 .....................          500           523
     Household Financial Corp. - Notes (US)
          6.0% due 05/01/04 ......................          125           129
          6.375% due 11/27/12 ....................        2,968         3,099
          7.0% due 05/15/12 ......................        3,400         3,724
          7.35% due 11/27/32 .....................        2,463         2,655
          8.0% due 05/09/05 ......................          250           270
     Lincoln National Corp. - Notes (US)
          6.2% due 12/15/11 ......................           60            64
     PDVSA FIN, Ltd. - Notes (US)
          6.45% due 02/15/04 .....................           19            18
     Vanderbilt Acquisition Loan Trust -
      Sr./Sub. Cl. A3(US)
          5.7% due 09/07/23 ......................          250           259
                                                                   ----------
                                                                       15,938

Food & Drug Retailing - 0.0%
     Delhaize America, Inc. - Notes (US)
          8.125% due 04/15/11 ....................          130           126
     The Kroger Co. - Notes (US)
          7.5% due 04/01/31 ......................           60            67
                                                                   ----------
                                                                          193

Food Products - 0.3%
     Conagra Foods, Inc. - Notes (US)
          7.875% due 09/15/10 ....................          125           151
     Kellogg Co. - Notes Ser. B(US)
          6.6% due 04/01/11 ......................          200           225
     Kraft Foods, Inc. - Notes (US)
          5.25% due 06/01/07 .....................        3,334         3,601
     Nabisco, Inc. - Debs. (US)
          7.55% due 06/15/15 .....................          500           621
     Sara Lee Corp. - Notes(US)
          6.125% due 11/01/32 ....................        1,594         1,679
                                                                   ----------
                                                                        6,277

Foreign Governmental - 0.2%
     Quebec Province Canada (US)
          5.5% due 04/11/06 ......................        2,790         2,975
     United Mexican States - Notes (US)
          8.625% due 03/12/08 ....................           70            81
          9.875% due 02/01/10 ....................   $      125    $      151
                                                                   ----------
                                                                        3,207

Gas Utilities - 0.2%
     Consolidated Natural Gas Co. - Sr.
      Notes Ser. C(US)
          6.25% due 11/01/11 .....................        1,298         1,405
     Kinder Morgan Energy Partners - Sr. Notes (US)
          6.5% due 09/01/12 ......................        1,480         1,547
          7.3% due 08/15/33 ......................        1,480         1,586
     Southern California Gas Co. - Ser. GG(US)
          4.8% due 10/01/12 ......................           50            50
                                                                   ----------
                                                                        4,588

Health Care Providers & Services - 0.6%
     Columbia/HCA Healthcare Corp. (US)
          6.91% due 06/15/05 .....................        4,030         4,252
     HCA-The Healthcare Co. - Sr. Notes (US)
          7.875% due 02/01/11 ....................        3,850         4,289
     HCA-The Healthcare Corp. - Notes (US)
          7.125% due 06/01/06 ....................          140           149
     Humana, Inc. - Sr. Notes (US)
          7.25% due 08/01/06 .....................          135           145
     Tenet Healthcare Corp. - Sr. Notes (US)
          5.0% due 07/01/07 ......................           30            27
          6.5% due 06/01/12 ......................        1,000           905
          6.875% due 11/15/31 ....................        2,455         2,099
                                                                   ----------
                                                                       11,866

Home Equity Loan - 1.2%
     Centex Home Eqity Loan Trust - CTF Cl. A5(US)
          6.83% due 07/25/32 .....................        2,635         2,825
     Countrywide Home Loan Corp. (US)
          5.5% due 08/01/06 ......................        2,821         2,999
     Pulte Homes, Inc. - Sr. Notes (US)
          7.875% due 06/15/32 ....................        1,500         1,541
     Residential Funding and Mortgage
      Securities - Ser. 2002-HI2 (US)
          5.64% due 10/25/14 .....................        5,000         5,269
     Residential Funding and Mortgage
      Securities - Notes Cl. A7 (US)
          6.9% due 01/25/33 ......................        9,000         9,794

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
MANAGED FUND

                                                         Par         Market
                  Name of Issuer                        Value        Value
                                                       (000's)      (000's)

PUBLICLY-TRADED BONDS-Continued

Home Equity Loan - Continued
     Residential Funding and Mortgage
      Securities Trust II - Ser.2001-
      HSC Cl. A4(US)
          6.43% due 04/25/16 .....................   $      250    $      260
                                                                   ----------
                                                                       22,688

Hotels Restaurants & Leisure - 0.1%
     Boyd Gaming Corp. - Sr. Notes
      (US)
          9.25% due 08/01/09 .....................          250           270
     Six Flags, Inc. - Sr. Notes (US)
          8.875% due 02/01/10 ....................          375           351
          9.5% due 02/01/09 ......................          400           385
                                                                   ----------
                                                                        1,006

Household Durables - 0.1%
     Mohawk Industries, Inc. - Notes
      (US)
          6.5% due 04/15/07 ......................        1,580         1,723

Insurance - 0.1%
     Aetna Inc. - Sr. Notes (US)
          7.375% due 03/01/06 ....................          350           379
     CIGNA Corp. (US)
          6.375% due 10/15/11 ....................        1,962         1,968
     Prudential Insurance Co. - Sr
      Notes 144A(a) (US)
          6.375% due 07/23/06 ....................          350           375
                                                                   ----------
                                                                        2,722

Machinery - 0.1%
     Caterpillar, Inc. - Sr. Debs. (US)
          7.25% due 09/15/09 .....................        1,050         1,230

Media - 1.1%
     AOL Time Warner, Inc. (US)
          6.15% due 05/01/07 .....................        1,894         1,968
     AOL Time Warner, Inc. - Notes
      (US)
          6.875% due 05/01/12 ....................        1,061         1,120
     AOL Time Warner, Inc. - Debs.
      (US)
          7.7% due 05/01/32 ......................        4,955         5,157
     Belo Corp. - Sr. Notes (US)
          7.125% due 06/01/07 ....................           66            72
     CBS Corp. - Sr. Notes (US)
          7.15% due 05/20/05 .....................        3,525         3,852
     Chancellor Media Corp. (US)
          8.0% due 11/01/08 ......................          750           814
     Clear Channel Communications,
      Inc. (US)
          7.65% due 09/15/10 .....................          125           142
     Clear Channel Communications,
      Inc. - Sr. Notes (US)
          7.875% due 06/15/05 ....................          140           153
     Comcast Cable Communications
      (US)
          6.75% due 01/30/11 .....................   $    2,100    $    2,185
     Cox Radio, Inc. - Sr. Notes (US)
          6.625% due 02/15/06 ....................          750           774
     Liberty Media Corp. - Bonds (US)
          7.875% due 07/15/09 ....................          375           407
     TCI Communications, Inc. - Notes
      (US)
          6.875% due 02/15/06 ....................          140           148
     Time Warner, Inc. - Debs. (US)
          7.57% due 02/01/24 .....................          250           251
     Time Warner, Inc. - Notes (US)
          8.18% due 08/15/07 .....................          750           823
     Univision Communications, Inc. -
      Sr. Notes (US)
          7.85% due 07/15/11 .....................        1,015         1,152
     Viacom, Inc. - Sr. Notes (US)
          5.625% due 05/01/07 ....................          120           131
     Viacom, Inc. (US)
          7.7% due 07/30/10 ......................          125           148
          7.875% due 07/30/30 ....................        1,054         1,312
     Young Broadcasting, Inc. (US)
          8.75% due 06/15/07 .....................           85            82
     Young Broadcasting, Inc. - Sr. Sub.
      Notes (US)
          10.0% due 03/01/11 .....................          153           153
                                                                   ----------
                                                                       20,844

Metals & Mining - 0.0%
     Inco, Ltd. - Debs. (US)
          7.2% due 09/15/32 ......................           30            30

Multi-Utilities - 0.0%
     Alabama Power Co. - Sr. Notes
      (US)
          4.7% due 12/01/10 ......................           70            71
     Duke Energy Co. - Sr. Notes
          6.45% due 10/15/32 .....................          110           107
     Florida Power & Light Co. (US)
          4.85% due 02/01/13 .....................           60            61
                                                                   ----------
                                                                          239

Multiline Retail - 0.1%
     J.C. Penney, Inc. - Debs. (US)
          7.95% due 04/01/17 .....................          200           176
     Wal Mart Stores, Inc. (US)
          7.55% due 02/15/30 .....................        1,505         1,902
                                                                   ----------
                                                                        2,078
Oil & Gas - 0.8%
     Amerada Hess Corp. - Notes (US)
          6.65% due 08/15/11 .....................        1,380         1,507

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
MANAGED FUND

                                                         Par         Market
                  Name of Issuer                        Value        Value
                                                       (000's)      (000's)
PUBLICLY-TRADED BONDS - Continued

Oil & Gas - Continued
     Anadarko Petroleum Corp. - Sr.
      Notes (US)
          5.375% due 03/01/07 ....................   $    2,195    $    2,346
     Conoco Funding Co. - Notes (US)
          5.45% due 10/15/06 .....................        2,460         2,655
     Conoco Phillips - Notes 144A(a)
      (US)
          5.9% due 10/15/32 ......................           50            50
     Devon Energy Corp. - Sr. Debs.
      (US)
          7.95% due 04/15/32 .....................        1,480         1,779
     Kerr-McGee Corp. - Notes (US)
          6.875% due 09/15/11 ....................        1,767         1,997
     Marathon Oil Corp. - Notes (US)
          6.8% due 03/15/32 ......................        1,494         1,550
     MidAmerican Energy Holdings Co.
      - Sr. Notes 144A(a) (US)
          5.875% due 10/01/12 ....................           30            30
     Occidental Petroleum Corp. - Notes
      (US)
          6.75% due 10/15/12 .....................        1,913         2,179
     Peco Energy Co. (US)
          4.75% due 10/01/12 .....................           30            30
          5.95% due 11/01/11 .....................           50            55
     Pogo Producing Co. - Sr. Sub.
      Notes(US)
          10.375% due 02/15/09 ...................          250           271
     Suncor Energy, Inc. - Notes (US)
          7.15% due 02/01/32 .....................           80            92
     Union Pacific Resources Group,
      Inc. - Ser. 2002-1 (US)
          6.061% due 01/17/23 ....................           50            54
                                                                   ----------
                                                                       14,595

Other Mortgage - 0.5%
     LB Commercial Conduit Mortgage
      Trust (US)
          5.87% due 08/15/06 .....................        2,512         2,661
     LB-UBS Commercial Mortgage
      Trust - Ser. 2000-C4 Cl. A2 (US)
          7.37% due 06/15/10 .....................        5,318         6,273
                                                                   ----------
                                                                        8,934

Paper & Forest Products - 0.2%
     International Paper Co. - Notes
      (US)
          6.75% due 09/01/11 .....................        1,490         1,658
     Weyerhaeuser Co. - Debs. (US)
          6.875% due 12/15/33 ....................        1,974         1,983
                                                                   ----------
                                                                        3,641

Personal Products - 0.0%
     Lauder Estee Cos., Inc. - Sr. Notes
      (US)
          6.0% due 01/15/12 ......................   $       50    $       55

Pharmaceuticals - 0.1%
     Wyeth - Notes 144A(a) (US)
          6.7% due 03/15/11 ......................        1,053         1,174

Real Estate Development - 0.0%
     Rouse Co. - Notes (US)
          7.2% due 09/15/12 ......................           70            72

Real Estate Investment Trust - 0.2%
     Boston Properties, Ltd. - Sr. Notes
      144A(a) (US)
          6.25% due 01/15/13 .....................        1,763         1,785
     EOP Operating LP (US)
          7.75% due 11/15/07 .....................          200           227
     EOP Operations LP - Notes (US)
          6.75% due 02/15/12 .....................           80            86
     Health Care Property Investments,
      Inc. - Sr. Notes (US)
          6.45% due 06/25/12 .....................          973           980
     Kimco Realty Corp. (US)
          6.0% due 11/30/12 ......................           50            51
     Simon Property Group LP - Notes
      144A(a) (US)
          6.35% due 08/28/12 .....................        1,000         1,043
     Socgen Real Estate Co. LLC - Ser.
      A 144A(a) (US)
          7.64% due 12/29/49 .....................          110           121
                                                                   ----------
                                                                        4,293
Semiconductor Equipment & Products - 0.0%
     Analog Devices, Inc. - Sub. Notes
      (US)
          4.75% due 10/01/05 .....................          250           248

Software - 0.0%
     Systems 2001 LLC - CTF Cl. B
      144A(a) (US)
          7.156% due 12/15/11 ....................           98           105

Specialty Retail - 0.0%
     Staples, Inc. - Sr. Notes 144A(a)
      (US)
          7.375% due 10/01/12 ....................          220           241
     Toys "R" Us, Inc. - Notes (US)
          7.625% due 08/01/11 ....................            5             5
                                                                   ----------
                                                                          246
Tobacco - 0.1%
     Philip Morris Cos., Inc. - Debs.
      (US)
          8.25% Due 10/15/03 .....................        2,075         2,150

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
MANAGED FUND

                                                         Par         Market
                  Name of issuer                        Value        Value
                                                       (000's)      (000's)

PUBLICLY-TRADED BONDS - Continued

Tobacco - Continued
     R.J. Reynolds Tobacco Holdings,
      Inc. - Notes (US)
          6.5% due 06/01/07 ......................   $       80    $       84
                                                                   ----------
                                                                        2,234

Treasury Note - 0.1%
     U.S. Treasury - Notes (US)
          2.0% due 11/03/04 ......................        2,000         2,017

U.S. Government Agencies - 14.9%
     Federal Home Loan Bank - Disc.
      Notes (US)
          5.25% due 02/13/04 .....................        2,000         2,085
     Federal Home Loan Bank - Sr.
      Notes (US)
          5.8% due 09/02/08 ......................        1,000         1,126
     Federal Home Loan Mortgage
      Corp. - Debts. (US)
          5.5% due 07/15/06 ......................          630           692
     Federal Home Loan Mortgage
      Corp. - Bonds (US)
          5.0% due 1/25/32 .......................        1,050         1,047
          5.5% due 1/25/32 .......................        2,400         2,446
          6.0% due 08/01/16 ......................        1,061         1,111
          6.0% due 01/25/32 ......................          500           517
          6.5% due 03/01/17 ......................          471           497
     Federal National Mortgage Assoc.-
      Bonds (US)
          3.426% due 09/25/26 ....................        2,350         2,367
          5.0% due 1/25/17 .......................        2,500         2,560
          5.5% due 09/01/17 ......................          559           581
          5.5% due 1/25/17 .......................        5,000         5,180
          6.0% due 07/01/16 ......................          854           894
          6.0% due 1/25/17 .......................       17,500        18,287
          6.0% due 01/25/32 ......................       31,287        32,333
          6.0% due 02/01/32 ......................        1,297         1,343
          6.0% due 03/01/32 ......................          466           483
          6.125% due 03/15/12 ....................        6,000         6,840
          6.5% due 08/01/13 ......................          950         1,006
          6.5% due 01/25/17 ......................       12,244        12,910
          6.5% due 01/25/32 ......................       59,343        61,772
          6.5% due 04/01/32 ......................        1,868         1,946
          6.5% due 06/01/32 ......................        2,286         2,382
          6.5% due 07/01/32 ......................          166           173
          7.0% due 09/01/16 ......................          684           728
          7.0% due 11/01/30 ......................          327           344
          7.0% due 09/01/31 ......................          586           617
          7.0% due 12/01/31 ......................        1,194         1,256
          7.0% due 01/01/32 ......................          172           181
          7.0% due 1/25/32 .......................       31,688        33,322
          7.0% due 03/01/32 ......................          540           568
          7.0% due 04/01/32 ......................          384           403
          7.25% due 05/15/30 .....................        5,200         6,541
          7.5% due 01/25/28 ......................          200           214
          7.5% due 11/01/30 ......................   $      284    $      302
          7.5 due 06/01/31 .......................          787           836
          7.5 due 1/25/32 ........................       16,730        17,760
          8.0% due 12/01/29 ......................          523           564
          8.0% due 1/25/32 .......................        5,054         5,431
     Federal National Mortgage Assoc.-
      Notes (US)
          3.625% due 04/15/04 ....................        6,000         6,167
          4.25% due 07/15/07 .....................        5,000         5,272
          6.0% due 12/15/05 ......................          555           615
          6.0% due 05/15/08 ......................          775           878
          6.625% due 11/15/10 ....................        4,700         5,518
          7.0% due 07/15/05 ......................        4,670         5,236
     Federal National Mortgage Assoc.-
      Debs. (US)
          6.625% due 11/15/30 ....................        3,962         4,648
     Federal National Mortgage Assoc.-
      Bonds - Ser.2001-50 Cl. BA (US)
          7.0% due 10/25/41 ......................          232           251
     Government National Mortgage
      Assoc.- Bonds (US)
          6.0% due 12/15/32 ......................        2,085         2,168
          6.5% due 1/25/32 .......................       15,000        15,731
          7.0% due 1/25/32 .......................       10,000        10,594
          8.0% due 11/15/30 ......................          455           492
                                                                   ----------
                                                                      287,215

U.S. Governmental - 3.3%
     U.S. Teasury - Notes (US)
          2.125% due 10/31/04 ....................          600           607
          2.25% due 07/31/04 .....................        2,900         2,938
          3.0% due 02/29/04 ......................        2,646         2,699
          3.0% due 11/15/07 ......................        7,629         7,721
          3.25% due 05/31/04 .....................        4,750         4,877
          3.375% due 04/30/04 ....................        2,450         2,516
          3.5% due 11/15/06 ......................          775           806
          4.0% due 11/15/12 ......................        5,522         5,600
          5.25% due 05/15/04 .....................        3,780         3,982
          5.5% due 05/15/09 ......................        2,363         2,681
          5.625% due 02/15/06 ....................        1,755         1,943
          5.75% due 08/15/10 .....................        2,450         2,817
          6.75% due 05/15/05 .....................          900         1,003
     U.S. Treasury - Bonds (US)
          5.25% due 02/15/29 .....................        1,570         1,641
          5.375% due 02/15/31 ....................        5,814         6,338
          6.5% due 11/15/26 ......................          250           304
          6.75% due 08/15/26 .....................        3,825         4,786
          7.25% due 05/15/16 .....................          635           813
          7.875% due 02/15/21 ....................          900         1,235
          8.0% due 11/15/21 ......................          235           327
          8.875% due 08/15/17 ....................        5,390         7,878
                                                                   ----------
                                                                       63,512

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
MANAGED FUND

                                                         Par         Market
                  Name of Issuer                        Value        Value
                                                       (000's)      (000's)

PUBLICLY-TRADED BONDS - Continued

Wireless Telecommunications Services - 0.1%
     AT & T Wireless Services, Inc. - Sr.
      Notes (US)
          7.35% due 03/01/06 .....................   $      475    $      489
     AT&T Wireless Group - Notes
      (US)
          8.125% due 05/01/12 ....................        2,035         2,045
     Cingular Wireless LLC - Sr. Notes
      (US)
          7.125% due 12/15/31 ....................          125           133
                                                                   ----------
                                                                        2,667
                                                                   ----------

                      TOTAL PUBLICLY-TRADED BONDS-         33.4%      645,949

INVESTMENT COMPANIES HELD
 AS COLLATERAL ON LOANED
 SECURITIES - 5.3%
     States Street Navigator Securities
      Lending Portfolio ..........................      101,925       101,925

SHORT-TERM INVESTMENTS - 11.9%
     Investment in joint trading
      account (Note B)
          1.388% due 01/02/03 ....................      230,373       230,373
                                                     ----------    ----------
                                TOTAL INVESTMENTS-        116.2%    2,249,789
               Payable, less cash and receivables-        (16.2)%    (312,925)
                                                     ----------    ----------
                                       NET ASSETS-        100.0%   $1,936,864
                                                     ==========    ==========

ADR-American Depository Receipts.
(a) Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, securities aggregated $9,755 or .5% of net assets of the Portfolio.

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
SHORT-TERM BOND FUND

                                                         Par         Market
                  Name of Issuer                        Value        Value
                                                       (000's)      (000's)
PUBLICLY-TRADED BONDS

Airlines - 0.4%
     Popular North America, Inc.
          6.125% due 10/15/06 ....................   $      855    $      925

Auto Loan - 2.4%
     Ford Motor Credit Co.
          6.7% due 07/16/04 ......................        1,000         1,019
     Ford Motor Credit Co. - Notes
          6.875% due 02/01/06 ....................        1,000         1,002
     Ford Motor Credit Co. - Sr. Notes
          6.125% due 03/20/04 ....................        1,500         1,522
     General Motors Acceptance Corp. -
      Notes
          5.75% due 11/10/03 .....................        1,000         1,017
     General Motors Acceptance Corp. - Notes
          7.48% due 02/28/03 .....................        1,200         1,208
                                                                   ----------
                                                                        5,768

Automobiles - 0.2%
     Premier Auto Trust
          5.82% due 10/08/03 .....................          457           457

Banks - 10.2%
     Bank of America Corp. - Notes
          4.75% due 10/15/06 .....................        1,400         1,482
     Bank of New York, Inc.
          3.9% due 09/01/07 ......................        1,000         1,021
     Bank One Corp. - Notes
          6.875 due 08/01/06 .....................        1,800         2,023
     Credit Suisse First Boston - Notes
          5.75% due 04/15/07 .....................        1,095         1,172
     Credit Suisse First Boston Mortgage
      Securities - CTF 144A(a)
          2.02% due 12/15/11 .....................        5,000         5,000
     Credit Suisse First Boston Mortgage
        Securities Corp. - Cl. A1
          3.801% due 06/15/06 ....................        1,598         1,641
     CWMBS, Inc. - Ser. 1994-C Cl. A6
          6.5% due 03/25/24 ......................          757           761
     First Union Corp. - Notes
          6.95% due 11/01/04 .....................          500           543
          7.55% due 08/18/05 .....................        2,500         2,817
     First Union National Bank Commerical &
      Mortgage Trust - CTF Cl. A1
          7.739% due 07/15/09 ....................        5,368         6,069
     FleetBoston Financial Corp. - Sr. Notes
          4.875% due 12/01/06 ....................          525           546
     J.P. Morgan Chase & Co., Inc. - Sr. Notes
          5.75% due 02/25/04 .....................        1,000         1,043
     J.P. Morgan Chase & Co., Inc. - Notes
          5.25% due 05/30/07 .....................          495           523
                                                                   ----------
                                                                       24,641

Beverages - 0.9%
     Coca Cola Co. - Sr. Notes
          4.0% due 06/01/05 ......................        1,000         1,047
     Pepsi Bottling Holdings, Inc. - Notes
      144A(a)
          5.375% due 02/17/04 ....................   $    1,000    $    1,041
                                                                   ----------
                                                                        2,088

Construction Materials - 0.9%
     ERP Operating CTD Partnership - Notes
          7.1% due 06/23/04 ......................        2,000         2,116

Credit Card - 1.7%
     Citibank Credit Card Issuance Trust -
      Notes
          4.1% due 12/07/06 ......................        2,591         2,697
     Structured Assets Securities Corp. - Ser.
      2001-6 Cl. I-A7
          6.75% due 05/25/31 .....................        1,421         1,423
                                                                   ----------
                                                                        4,120

Diversified Financials - 16.2%
     Asset Backed Securities Corp. - Ser.
      2000-LB1 Cl. AF2
          7.57% due 03/21/24 .....................            1             1
     Associates Corp. of North America - Sr.
      Notes
          5.75% due 11/01/03 .....................        1,450         1,501
     BP Capital Markets plc - Notes
          4.0% due 04/29/05 ......................        1,000         1,045
     Chase Commerical Mortgage Securities
      Corp. - Cl. A1
          7.656% due 06/15/08 ....................        1,764         1,975
     Chase Funding Loan Acquisition Trust -
      Cl. IA3
          4.541% due 02/25/23 ....................        2,500         2,543
     Chase Funding Loan Acquisition Trust -
      CTF Cl. A2
          1.66% due 04/25/23 .....................        1,374         1,372
     Chase Funding Loan Acquisition Trust -
      CTF Cl. IA3
          5.053% due 02/25/23 ....................        2,000         2,086
     Citigroup. Inc. - Notes
          6.75% due 12/01/05 .....................        4,000         4,448
     GE Capital Commerical Mortgage Corp. -
      CTF Cl. A1
          5.033% due 12/10/35 ....................          945           998
     General Electric Capital Corp.
          7.5% due 05/15/05 ......................        3,150         3,518
     Goldman Sachs Group, Inc. - Notes
          7.625% due 08/17/05 ....................        1,000         1,128
     Green Tree Financial Corp. - Ser. 1996-8
      Cl. A6
          7.6% due 10/15/27 ......................          394           409
     Lehman Brothers Holdings, Inc. - Notes
          6.625% due 02/05/06 ....................        2,600         2,833

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
SHORT-TERM BOND FUND

                                                         Par         Market
                  Name of Issuer                        Value        Value
                                                       (000's)      (000's)
PUBLICLY-TRADED BONDS - Continued

Diversified Financials - Continued
     Morgan Stanley Capital, Inc. - CTF 1998-
      WFI Cl. A1
          6.25% due 03/15/30 .....................   $    3,710    $    3,948
     Morgan Stanley Group, Inc.
          6.1% due 04/15/06 ......................          800           871
     PNC Mortgage Securities Corp. - CTF
      Ser. 1998-14
          6.25% due 01/25/14 .....................        1,473         1,513
     Salomon, Inc. - Sr. Notes
          7.2% due 02/01/04 ......................          500           528
     Saxon Asset Securities Trust - CTF Cl.
      AF2
          3.985% due 03/04/17 ....................        2,000         2,033
     Vanderbilt & Mortgage, Inc. - Sr. Sub.
      CTF Cl. A2
          4.235% due 08/07/14.....................        1,000         1,020
     Wells Fargo & Co. - Notes
          6.625% due 07/15/04 ....................        2,000         2,140
     Wells Fargo & Co. - Ser. 2002-E CTF
      Cl. M
          5.063% due 09/25/32 ....................        2,991         3,077
                                                                   ----------
                                                                       38,987

Diversified Telecommunication Services - 3.0%
     Bellsouth Corp. - Notes
          5.0% due 10/15/06 ......................          500           534
     France Telecom SA - Notes
          8.7% due 03/01/06 ......................        2,000         2,190
     Sprint Capital Corp. - Note
          7.9% due 03/15/05 ......................        2,000         2,020
     Verizon Global Funding Corp. - Notes
          6.75% due 12/01/05 .....................        2,303         2,544
                                                                   ----------
                                                                        7,288

Finance - 3.7%
     Chase Manhattan Corp.
          6.0% due 11/01/05 ......................        2,000         2,134
     Countrywide Funding Corp.
          5.25% due 05/22/03 .....................        1,000         1,013
          5.25% due 06/15/04 .....................          500           520
     Household Financial Corp.
          6.5% due 01/24/06 ......................        2,000         2,130
     Marsh & Mclennan Cos, Inc. - Sr. Notes
          6.625% due 06/15/04 ....................        2,000         2,136
     PNC Funding Corp. - Sr. Notes
          5.75% due 08/01/06 .....................          875           937
                                                                   ----------
                                                                        8,870

Food Products - 1.1%
     Kraft Foods, Inc. - Notes
          4.625% due 11/01/06 ....................        2,500         2,628

Health Care Equipment & Supplies - 0.8%
     Pfizer, Inc. - Notes
          3.625% due 11/01/04 ....................        2,000         2,062

Health Care Providers & Services - 0.6%
     Columbia/HCA Healthcare Corp.
          6.91% due 06/15/05 .....................   $      500    $      528
     Tenet Healthcare Corp. - Sr. Notes
          5.375% due 11/15/06 ....................        1,000           915
                                                                   ----------
                                                                        1,443

Home Equity Loan - 3.0%
     Money Store Home Equity Trust - CTF
      Cl. A8
          7.91% due 05/15/24 .....................        1,276         1,305
     Residential Funding and Mortgage
      Securities - Ser. 2001-S17 CTF Cl. A2
          6.45% due 08/25/31 .....................        6,000         6,011
                                                                   ----------
                                                                        7,316

Media - 0.8%
     AOL Time Warner, Inc.
          6.15 due 05/01/07 ......................          280           291
     AOL Time Warner, Inc. - Notes
          5.625% due 05/01/05 ....................        1,500         1,534
                                                                   ----------
                                                                        1,825

Metals & Mining - 0.4%
     Minnesota Ming & Manufacturing Co.
          4.15% due 06/30/05 .....................        1,000         1,057

Oil & Gas - 1.7%
     Amerada Hess Corp. - Notes
          5.3% due 08/15/04 ......................        1,500         1,562
     Conoco, Inc. - Notes
          5.9% due 04/15/04 ......................        2,550         2,670
                                                                   ----------
                                                                        4,232

Other Mortgage - 0.9%
     LB UBS Commercial Mortgage Trust-
      CTF Cl. A1
          7.95% due 07/15/09 .....................        1,873         2,124

Personal Products - 1.1%
     Colgate Palmolive Co.
          3.98% due 04/29/05 .....................        1,500         1,567
     Unilever Corp. - Notes
          6.75% due 11/01/03 .....................        1,000         1,043
                                                                   ----------
                                                                        2,610

Real Estate Investment Trust - 1.8%
     CarrAmerica Realty Corp. - Notes
          6.625% due 03/01/05 ....................        1,167         1,227
     Mack-Cali Realty - Notes
          7.0% due 03/15/04 ......................        1,500         1,572
     Simon Property Group, Inc. - Notes
          6.75% due 02/09/04 .....................        1,500         1,560
                                                                   ----------
                                                                        4,359

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
SHORT-TERM BOND FUND

                                                         Par         Market
                  Name of Issuer                        Value        Value
                                                       (000's)      (000's)
PUBLICLY-TRADED BONDS-Continued

Tobacco - 0.3%
     Philip Morris Cos., Inc. - Debs.
          8.25% due 10/15/03 .....................   $      640    $      663

U.S. Government Agencies - 30.8%
     Federal Home Loan Mortgage Corp. -
      Bonds
          5.75% due 11/15/24 .....................        5,000         5,153
          5.75% due 07/15/26 .....................        4,000         4,065
          7.0% due 08/01/12 ......................        1,416         1,508
          7.0% due 02/01/14 ......................        2,753         2,936
          8.5% due 05/01/15 ......................        2,264         2,477
     Federal Home Loan Mortgage Corp. -
      Notes
          6.5% due 12/01/09 ......................        2,169         2,298
          7.0% due 12/01/10 ......................        1,107         1,179
          7.5% due 11/01/09 ......................        2,058         2,174
          8.0% due 06/01/10 ......................          484           523
     Federal National Mortgage Assoc. -
      Bonds
          3.426% due 09/25/26 ....................        1,500         1,511
          5.25% due 02/28/17 .....................        5,000         5,068
          6.5% due 01/25/17 ......................        5,000         5,272
          7.0% due 10/01/15 ......................        2,719         2,899
          7.0% due 01/15/17 ......................       10,000        10,628
          8.0% due 07/01/14 ......................        2,711         2,944
          8.0% due 09/25/16 ......................        1,774         1,907
     Federal National Mortgage Assoc. -
      Notes
          3.625% due 04/15/04 ....................        6,500         6,681
          3.875% due 03/15/05 ....................        2,000         2,089
          4.25% due 07/15/07 .....................        3,000         3,163
          4.375% due 10/15/06 ....................        1,800         1,910
          5.25% due 06/15/06 .....................        1,400         1,526
          6.0% due 01/01/11 ......................        1,479         1,564
          7.0% due 01/01/03 ......................           14            14
          7.0% due 12/01/10 ......................          818           873
          7.5% due 08/01/09 ......................        1,749         1,867
     Government National Mortgage Assoc. -
      Notes
          7.0% due 12/15/08 ......................        2,011         2,159
                                                                   ----------
                                                                       74,388

U.S. Governmental - 9.0%
     U.S. Treasury - Notes
          2.875% due 06/30/04 ....................        1,570         1,605
          3.25% due 05/31/04 .....................        2,320         2,382
          3.375% due 04/30/04 ....................        4,000         4,108
          3.625% due 03/31/04 ....................        7,020         7,222
          5.25% due 05/15/04 .....................        2,355         2,481
          5.875% due 02/15/04 ....................        3,810         4,006
                                                                   ----------
                                                                       21,804

Whole Loan CMOs - 2.0%
     WAMU Mortgage Pass Thru Certs - Ser.
      2001 Cl. A12
          6.5% due 12/25/31 ......................   $    2,735    $    2,754

Whole Loan CMOs - Continued
     Washington Mutual - Ser. 2001 Cl. A
          6.75% due 05/25/31 .....................        2,000         2,059
                                                                   ----------
                                                                        4,813

Wireless Telecommunications Services - 0.1%
     Verizon Wireless Capital LLC - Notes
          5.375% due 12/15/06 ....................          187           195
                                                                   ----------
     TOTAL PUBLICLY-TRADED BONDS- ................         94.0%      226,779

INVESTMENT COMPANIES HELD
 AS COLLATERAL ON LOANED SECURITIES - 12.8%
     State Street Navigator Securities Lending
      Portfolio ..................................       30,727        30,727

SHORT-TERM INVESTMENTS - 11.6%

Investment in joint trading account (Note B)
          1.388% due 01/02/03 ....................       27,917        27,918
                                                     ----------    ----------
                                TOTAL INVESTMENTS-        118.4%      285,424
              Payables, less cash and receivables-        (18.4)%     (44,307)
                                                     ----------    ----------
                                       NET ASSETS-        100.0%   $  241,117
                                                     ==========    ==========

(a) Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, securities aggregated $6,041 or 2.5% of net assets of the Portfolio.

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
SMALL CAP EQUITY FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK

Airlines - 1.1%
     ExpressJet Holdings, Inc. * .................       51,700    $      530

Automobiles - 0.6%
     Lithia Motors, Inc. - Cl. A * ...............       19,300           303

Banks - 6.4%
     BOK Financial Corp. * .......................       10,300           334
     Citizens Banking Corp. * ....................       23,000           570
     First Community Bancorp .....................        2,600            86
     First Midwest Bancorp, Inc. .................       17,750           474
     Fulton Financial Corp. ......................       20,737           366
     NetBank, Inc. * .............................       30,900           299
     Southern Financial Bancorp ..................        8,800           265
     Sterling Bancshares, Inc. ...................       61,500           751
     Umpqua Holdings Corp. .......................        4,500            82
                                                                   ----------
                                                                        3,227

Biotechnology - 2.3%
     Aclara Biosciences Inc. * ...................       40,200            84
     ILEX Oncology, Inc. * .......................       23,100           163
     Illumina, Inc. * ............................       63,500           214
     Kendle International, Inc. * ................       24,200           213
     Lexicon Genetics, Inc. * ....................       32,500           154
     Protein Design Labs, Inc. * .................       12,500           106
     Transkaryotic Therapies, Inc. * .............       23,900           237
                                                                   ----------
                                                                        1,171

Building Products - 0.7%
     York International Corp. ....................       13,800           353

Chemicals - 5.4%
     Ferro Corp. .................................       57,200         1,397
     NOVA Chemicals Corp. ........................        9,100           167
     Spartech Corp. ..............................       22,900           472
     The Scotts Co. - Cl. A * ....................       13,800           677
                                                                   ----------
                                                                        2,713

Commercial Services & Supplies - 4.1%
     Arbitron, Inc. * ............................       11,600           389
     Costar Group, Inc. * ........................       19,000           350
     DeVry, Inc. * ...............................        8,000           133
     LendingTree, Inc. * .........................       33,700           434
     Resources Connection, Inc. * ................       17,000           395
     Steiner Leisure, Ltd. * .....................       18,500           258
     West Corp. * ................................        6,700           111
                                                                   ----------
                                                                        2,070

Communications Equipment - 2.0%
     Advanced Fibre Communications, Inc. * .......        8,200           137
     Alliance Fiber Optic Products, Inc. * .......       34,700            20
     Aspect Communications Corp. * ...............       98,400           279
     Avanex Corp. * ..............................        9,800            10
     Cable Design Technologies Corp. * ...........       36,000           212
     Carrier Access Corp. * ......................       31,500            13
     Polycom, Inc. * .............................       36,200    $      345
                                                                   ----------
                                                                        1,016

Computers & Peripherals - 1.1%
     Gateway, Inc. * .............................      121,900           383
     Intergraph Corp. * ..........................        9,800           174
                                                                   ----------
                                                                          557

Construction & Engineering - 0.5%
     Beazer Homes USA, Inc. * ....................        2,300           139
     Quanta Services, Inc. * .....................       35,000           123
                                                                   ----------
                                                                          262

Containers & Packaging - 1.4%
     AptarGroup, Inc. ............................       22,800           712

Diversified Financials - 4.1%
     American Capital Strategies, Ltd. ...........       36,600           790
     AmeriCredit Corp. * .........................       99,300           769
     Jefferies Group, Inc. .......................        6,500           273
     Medallion Financial Corp. ...................       39,000           152
     Saxon Capital, Inc. * .......................        5,000            62
                                                                   ----------
                                                                        2,046

Diversified Telecommunication Services - 0.4%
     Commonwealth Telephone Enterprises, Inc. * ..        6,000           215

Electrical Equipment - 3.0%
     Electro Scientific Industries, Inc. * .......       28,000           560
     Power Integrations, Inc. * ..................       17,200           292
     Power One, Inc. * ...........................       47,000           267
     Rayovac Corp. * .............................       19,600           261
     Wesco International, Inc. * .................       23,600           130
                                                                   ----------
                                                                        1,510

Electronic Equipment & Instruments - 3.9%
     Advanced Energy Industries, Inc. * ..........       38,200           486
     Credence Systems Corp. * ....................       49,500           462
     Ixia * ......................................       37,400           136
     Nanometrics, Inc. * .........................       23,800           100
     Newport Corp. ...............................       19,000           238
     Rudolph Technologies, Inc. * ................        6,300           121
     Vecco Instruments, Inc. * ...................       35,900           415
                                                                   ----------
                                                                        1,958

Energy Equipment & Services - 3.7%
     Hydril Co. * ................................       20,500           483
     Newpark Resources, Inc. * ...................       45,000           196
     San Juan Basin Royalty Trust ................       44,800           614
     Seacor Smit, Inc. * .........................       13,000           578
                                                                   ----------
                                                                        1,871

Food Products - 1.4%
     Corn Products International, Inc. ...........       14,100           425
     International Multifoods Corp. * ............        8,200           173

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
SMALL CAP EQUITY FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)
COMMON STOCK - Continued

Food Products - Continued
     Tootsie Roll Industries, Inc. ...............        2,830    $       87
                                                                   ----------
                                                                          685
Gas Utilities - 3.6%
     Energen Corp. ...............................       30,600           890
     Southwest Gas Corp. .........................       38,200           896
                                                                   ----------
                                                                        1,786
Health Care Equipment & Supplies - 3.5%
     ChromaVision Medical Systems, Inc. * ........       35,600            47
     Concept US, Inc. ............................       14,500           174
     CTI Molecular Imaging, Inc. .................        9,400           232
     MedSourceTechnologies, Inc. * ...............       12,000            78
     Wilson Greatbatch Technologies, Inc. * ......       25,100           733
     Wright Medium Group, Inc. * .................       28,900           504
                                                                   ----------
                                                                        1,768
Health Care Providers & Services - 0.3%
     American Healthcare Services, Inc. * ........        8,700           147

Hotels Restaurants & Leisure - 4.9%
     California Pizza Kitchen, Inc. * ............       24,900           627
     CEC Entertainment, Inc, * ...................       12,700           390
     Four Seasons Hotels, Inc. ...................        5,600           158
     International Speedway Corp. - Cl.A .........        8,200           306
     Landry's Seafood Restaurants, Inc. * ........       10,500           223
     Ruby Tuesday, Inc. ..........................       33,700           583
     Speedway Motorsports, Inc. * ................        7,600           196
                                                                   ----------
                                                                        2,483
Household Durables - 1.0%
     Libbey, Inc. ................................       19,600           510

Insurance - 3.5%
     First American Financial Corp. ..............       24,100           535
     Max Re Capital, Ltd. ........................       24,000           265
     Philadelphia Consolidated Holding Corp. .....          900            32
     W.R. Berkley Corp.  .........................       15,600           618
     Zenith National Insurance Corp. .............       14,000           329
                                                                   ----------
                                                                        1,779
Internet & Catalog Retail - 1.3%
     Gaiam, Inc. - Cl.A * ........................       30,200           313
     Jersey Jill Group, Inc. * ...................        6,700            94
     School Specialty, Inc. * ....................       12,300           246
                                                                   ----------
                                                                          653
Internet Software & Services - 1.3%
     Click Commerce, Inc. * ......................       18,760            38
     Digital Insight Corp. * .....................       23,000           200
     EarthLink, Inc. * ...........................       40,000           218
     MatrixOne, Inc. * ...........................       20,300            87
     NIC, Inc. ...................................       61,800            89
                                                                   ----------
                                                                          632
IT Consulting & Services - 1.7%
     PROQUEST Co. ................................       11,000    $      216
     UNOVA, Inc. * ...............................      106,900           641
                                                                   ----------
                                                                          857
Leisure Equipment & Products - 0.3%
     Pinnacle Systems, Inc. * ....................        9,000           123

Machinery - 1.3%
     Actuant Corp. - Cl.A ........................        2,500           116
     Briggs & Stratton Corp. .....................        7,600           323
     Columbus McKinnon Corp. .....................       25,200            96
     Cummins Engine Company, Inc. * ..............        5,000           141
                                                                   ----------
                                                                          676
Marine - 0.6%
     CP Ships, Ltd. ..............................       23,600           320

Media - 8.3%
     ADVO, Inc. * ................................       10,900           358
     Charter Communications, Inc. - Cl.A * .......       41,500            49
     Emmis Communications Corp. * ................        4,900           102
     Entravision Communications - Cl.A * .........       28,500           284
     GrayTelevision, Inc. ........................       11,200           109
     Insight Communications Company, Inc. * ......       69,400           859
     Martha Stewart Living Omnimedia, Inc. -
      Cl.A*                                              17,000           168
     Media General, Inc. - Cl.A ..................        2,400           144
     Mediacom Communications Corp. * .............       86,000           758
     NetRatings, Inc. * ..........................       25,900           186
     Radio One, Inc. * ...........................       14,000           205
     Radio One, Inc.- Cl.D * .....................       34,900           504
     World Wrestling Federation Entertainment,
      Inc. *                                             33,100           266
     Young Broadcasting, Inc. - Cl.A * ...........       15,000           198
                                                                   ----------
                                                                        4,190
Metals & Mining - 0.6%
     GraftTech International, Ltd. * .............       51,700           308

Multiline Retail - 0.3%
     American Eagle Outfitters, Inc. * ...........       12,000           165

Oil & Gas - 1.3%
     Cabot Oil & Gas Corp. - Cl.A ................       18,800           466
     Spinnaker Exploration Co. * .................        8,100           178
                                                                   ----------
                                                                          644
Pharmaceuticals - 3.0%
     3 Dimensional Pharmaceuticals, Inc. * .......       14,200            45
     American Pharmaceutical Partners, Inc. * ....       12,300           219
     Antigenics, Inc. * ..........................       27,800           285
     Diversa Corp. * .............................       28,200           255
     Durect Corp. * ..............................       17,100            34
     Scios, Inc. * ...............................       11,100           362
     SICOR, Inc. * ...............................        6,100            97

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
SMALL CAP EQUITY FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)
COMMON STOCK - Continued

Pharmaceuticals - Continued
     Tanox, Inc. * ...............................       21,900    $      198
                                                                   ----------
                                                                        1,495
Real Estate Development - 0.6%
     Trammell Crow Co. *  ........................       32,400           292

Real Estate Investment Trust - 4.6%
     ANC Rental Corp. * ..........................       58,400             3
     Annaly Mortgage Management, Inc. ............       41,500           780
     Anthracite Capital, Inc. * ..................       24,900           271
     Insignia Financial Group, Inc. * ............       26,700           194
     MeriStar Hospitality Corp. ..................       28,400           187
     Reckson Associates Realty Corp. .............        8,500           179
     SL Green Realty Corp. .......................       22,800           721
                                                                   ----------
                                                                        2,335
Real Estate Operations - 0.8%
     Homestore.com, Inc. * .......................      159,800           136
     JDN Realty Corp. * ..........................          208             2
     MFA Mortgage Investments, Inc. ..............       32,000           269
                                                                   ----------
                                                                          407
Road & Rail - 0.3%
     Werner Enterprises, Inc. * ..................        6,266           135

Semiconductor Equipment & Products - 8.2%
     ASM International NV ........................       22,500           290
     Cymer, Inc. * ...............................       15,700           506
     EMCORE Corp. * ..............................       40,400            88
     ExarCorp. * .................................       27,700           344
     FEI Co. * ...................................       43,000           658
     Helix Technology Corp. ......................       30,200           338
     Kulicke and Soffa Industries * ..............      116,500           666
     LTX Corp. * .................................       74,600           450
     MKS Instruments, Inc. * .....................       15,600           256
     Monolithic Systems Technology, Inc. * .......       17,200           208
     Photon Dynamics, Inc. * .....................       13,500           308
                                                                   ----------
                                                                        4,112
Software - 2.3%
     Acclaim Entertainment, Inc. * ...............       41,200            27
     Click2learn.com, Inc. * .....................       31,900            24
     Fair Issac & Co., Inc. ......................        4,411           188
     Moldflow Corp. * ............................       15,300           115
     National Instruments Corp. * ................        3,000            97
     Novell, Inc. * ..............................       55,000           184
     THQ, Inc. * .................................       31,600           419
     Witness Systems, Inc. * .....................       26,100            90
                                                                   ----------
                                                                        1,144
Specialty Retail - 0.7%
     Charlotte Russe Holding, Inc. * .............       19,800           210
     Genesco, Inc. * .............................        6,200           116
                                                                   ----------
                                                                          326
Textiles & Apparel - 0.5%
     Galyans Trading, Inc. * .....................        3,100    $       31
     Novel Denim Holdings, Ltd. *.................        2,500             8
     Vans, Inc.* .................................       38,000           216
                                                                   ----------
                                                                          255
Transportation Infrastructure - 0.0%
     SCS Transportation, Inc.* ...................          900             9
                                                                   ----------
                               TOTAL COMMON STOCK-         96.9%       48,750

                                                        Par
                                                       Value
                                                      (000's)
PUBLICLY-TRADED BONDS

Wireless Telecommunications Services - 0.1%
 American Tower Corp. - Notes
     6.25% due 10/15/09 ..........................   $      100            67
                                                                   ----------
                      TOTAL PUBLICLY-TRADED BONDS-          0.1%           67

INVESTMENT COMPANIES HELD
AS COLLATERAL ON LOANED
SECURITIES - 26.3%
     State Street Navigator Securities Lending
         Portfolio ...............................       13,237        13,237

SHORT-TERM INVESTMENTS - 2.4%
     Investment in joint trading account (Note B)
         1.388% due 01/02/03 .....................        1,184         1,184
                                                     ----------    ----------
                                TOTAL INVESTMENTS-        125.7%       63,238
              Cash and Receivables, less payables-        (25.7)%     (12,911)
                                                     ----------    ----------
                                       NET ASSETS-        100.0%   $   50,327
                                                     ==========    ==========
* Non-income producing security.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)
COMMON STOCK

Australia - 0.6%
     Brambles Industries, Ltd. *(BO) .............       21,646    $       58
     Broken Hill Proprietary Co., Ltd. *(BF) .....       79,000           451
                                                                   ----------
                                                                          509

Belgium - 0.7%
     DEXIA *(JP) .................................       24,050           298
     Fortis *(JR) ................................        8,910           157
     UCB SA *(JO) ................................        3,627           114
                                                                   ----------
                                                                          569
Canada - 2.6%
     Alcan Aluminum, Ltd. (BF) ...................       16,842           494
     Bank Nova Scotia Halifax - Disc. Notes*
      (JP) .......................................        9,500           317
     Inco, Ltd. *(BF) ............................       35,900           758
     Royal Bank of Canada (JP) ...................       20,280           743
                                                                   ----------
                                                                        2,312
Denmark - 0.3%
     Novo Nordisk AS (JO) ........................       10,200           294

Finland - 1.3%
     Nokia Oyj * (JW) ............................       73,722         1,171

France - 11.8%
     AXA *(JR) ...................................       31,100           417
     BNP Paribas *(JP) ...........................       26,902         1,095
     Cap Gemini SA *(JU) .........................        1,327            30
     Carrefour SA *(JF) ..........................        2,540           113
     CIE De St. Gobain *(BI) .....................       13,072           383
     Equant *(J1) ................................        1,905             8
     Groupe Danone *(JH) .........................          950           128
     Hermes International *(BY) ..................        3,120           431
     L'Oreal SA *(JK) ............................        1,181            90
     Lafarge SA *(BD) ............................          786            59
     LVMH *(Louis Vuitton Moet Hennessy) (BY) ....        5,688           234
     Orange SA *(J2) .............................       22,490           155
     Pinault-Printemps-Redoute SA *(JD) ..........        1,690           124
     Rhone-Poulenc SA *(JO) ......................       20,630         1,121
     Sanofi-Synthelabo SA *(JO) ..................       19,187         1,172
     Schneider SA *(BK) ..........................       10,145           480
     Societe Generale - Cl. A *(JP) ..............        4,272           249
     Societe Television Francaise (JA) ...........       22,114           590
     Sodexho Alliance SA *(BZ) ...................       24,634           568
     STMicroelectronics *(J0) ....................       10,673           209
     Thomson Multimedia *(JY) ....................       10,500           179
     Total Fina SA - Cl. B *(BB) .................       16,088         2,296
     Vivendi Universal SA *(JA) ..................        7,913           128
                                                                   ----------
                                                                       10,259
Germany - 1.9%
     Allianz AG *(JR) ............................        2,118           201
     Bayer AG *(JL) ..............................        3,915            84
     Bayerishce Vereinsbank AG *(JP) .............        2,577            41
     Deutsche Bank AG *(JP) ......................        7,704    $      355
     Deutsche Telekom AG *(J1) ...................        4,000            51
     E.On AG (J3) ................................        5,955           240
     Gehe AG *(JM) ...............................        8,080           314
     Rhoen-Klinikum AG *(JM) .....................        2,759            90
     SAP AG *(JV) ................................        2,460           195
     Siemens AG *(BL) ............................        1,952            83
                                                                   ----------
                                                                        1,654
Greece - 0.1%
     Hellenic Telecommunication
     Organization SA *(J1) .......................        7,160            79

Hong Kong - 0.7%
     Cheung Kong Holdings, Ltd. *(JS) ............       43,000           280
     HSBC Holdings plc (JP) ......................       16,000           175
     Hutchison Whampoa, Ltd. *(BL) ...............       31,900           199
                                                                   ----------
                                                                          654
Hungary - 0.4%
     Gedeon Richter *(JO) ........................        5,090           336

India - 1.0%
     HDFC Bank Ltd. *(JP) ........................       67,000           306
     Hindustan Lever Ltd. (JJ) ...................      146,210           554
                                                                   ----------
                                                                          860
Italy - 4.8%
     Alleanza Assicurazioni *(JR) ................       53,070           402
     Assicurazioni Generali *(JR) ................        6,814           140
     Banca Intesa SpA (JP) .......................      125,013           264
     ENI *(BB) ...................................       67,872         1,078
     Mediaset SpA *(JA) ..........................       10,781            82
     Mediolanum SpA *(JQ) ........................       24,785           128
     Olivetti SpA *(J1) ..........................       89,218            91
     Telecom Italia Mobile SpA *(J2) .............      143,230           653
     Telecom Italia SpA (J1) .....................      100,130           630
     UniCredito Italiano SpA *(JP) ...............      174,403           697
                                                                   ----------
                                                                        4,165
Japan - 14.0%
    Canon, Inc. *(JZ) ............................       25,000           941
    Credit Saison Co., Ltd. (JQ) .................       13,800           235
    Dai-Ichi Pharmaceutical Co., Ltd. *(JO) ......        9,300           133
    DDI Corp. (J2) ...............................          160           519
    Fanuc, Ltd. *(BM) ............................        3,500           155
    Fuji Television Network, Inc. (JA) ...........           42           169
    Fujisawa Pharmeceutical Co., Ltd. *(JO) ......       23,000           526
    Hitachi Chemical *(JY) .......................       16,600           142
    Honda Motor Co. *(BV) ........................       19,000           702
    Ito-Yokado Co., Ltd. *(JD) ...................        8,000           236
    Japan Telecom Co. *(J1) ......................           29            90
    Keyence Corp. *(JY) ..........................        1,000           174
    Kyocera Corp. *(JY) ..........................        2,900           169
    Marui Co., Ltd. *(JD) ........................       28,000           274
    Mitsubishi Estate Co., Ltd. *(JS) ............       49,000           373

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

Japan - Continued
     Mitsui Fudosan Co., Ltd. * (JS) .............       80,000    $      519
     Murata Manufacturing Co., Ltd * (JY) ........        3,200           125
     Nomura Securities Co., Ltd. * (JQ) ..........       31,000           348
     NTT Mobile Communications Network,
      Inc. * (J2) ................................          355           655
     Rohm Co., Ltd. * (J0) .......................        2,300           293
     Secom Co. * (BO) ............................       25,000           857
     Seven-Eleven Japan * (JF) ...................       18,000           549
     Shin-Etsu Chemical Co. * (BC) ...............        6,600           216
     Shiseido Co., Ltd. * (JK) ...................       39,000           507
     SMC Corp. * (BM) ............................        2,500           234
     Sony Corp. * (JY) ...........................       22,500           940
     Sumitomo Corp. * (BO) .......................       19,000            81
     Suzuki Motor Corp. * (BV) ...................       23,000           250
     Takeda Chemical Industries * (BC) ...........        8,000           334
     Takefuji Corp. * (JQ) .......................        3,410           197
     Toppan Printing Co. * (JA) ..................       11,000            83
     Toyota Motor Corp. * (BV) ...................       26,000           698
     Yamanouchi Pharmaceutical Co., Ltd. * (JO) ..       16,000           463
                                                                   ----------
                                                                       12,187

Luxembourg - 0.1%
     Society Europeenne des Satellites (JA) ......        7,670            52

Malaysia - 1.7%
     Magnum Corp. Berhad * (BZ) ..................      539,000           325
     Malayan Banking Berhad * (JP) ...............      162,000           316
     Resorts World Berhad * (BZ) .................      144,000           354
     Sime Darby Berhad * (BL) ....................      350,000           457
                                                                   ----------
                                                                        1,452

Mexico - 1.3%
     Cifra SA de CV - Ser. V * (JD) ..............      144,700           331
     Fomento Economico Mexicano SA de CV * (JG) ..       89,000           324
     GF BBVA Bancomer - Ser. B (JP) ..............      662,800           503
                                                                   ----------
                                                                        1,158

Netherlands - 4.4%
     Akzo Nobel NV * (BC) ........................        1,250            40
     ASM Lithography Holding NV (J0) .............       29,710           248
     Elsevier NV * (JA) ..........................       22,520           275
     Fortis * (JR) ...............................       17,510           306
     ING Groep NV (JQ) ...........................       49,670           841
     Koninklijke * (Royal) Philips Electronics
      NV (JY) ....................................       86,446         1,002
     Koninklijke Ahold NV * (JY) .................        9,500           120
     Royal Dutch Petroleum Co. * (BB) ............        8,460           372
     VNU NV * (JA) ...............................       15,308           399
     Wolters Kluwer NV * (JA) ....................       15,295           266
                                                                   ----------
                                                                        3,869

Norway - 0.4%
     Orkla ASA * (JH) ............................       15,750           268
     Statoil ASA * (BB) ..........................        6,450    $       54
                                                                   ----------
                                                                          322

Portugal - 0.0%
     Jeronimo Martins SGPS SA * (JF) .............        5,383            39

Singapore - 0.9%
     Haw Par Value Corp., Ltd. (BL) ..............        3,845             7
     Mobile One * (J1) ...........................      204,000           144
     United Overseas Bank, Ltd. * (JP) ...........       94,072           640
                                                                   ----------
                                                                          791

South Africa - 1.3%
     Gold Fields Mining * (BF) ...................       23,900           334
     Impala Platinum Holdings, Ltd. (BF) .........        2,840           180
     Nedcor, Ltd. * (JP) .........................       49,159           637
                                                                   ----------
                                                                        1,151

South Korea - 2.4%
     Kookmin Bank * (JP) .........................        7,900           280
     Samsung Electronics * (JY) ..................        3,770           998
     Shinhan Financial (JP) ......................       18,000           188
     SK Telecom Co., Ltd. * (J2) .................        3,200           618
                                                                   ----------
                                                                        2,084

Spain - 3.0%
     Banco Bilbao Vizcaya SA * (JP) ..............       64,820           620
     Banco Santander Central Hispano SA * (JP) ...       68,970           473
     Endesa SA * (J3) ............................       20,894           244
     Gas Natural SDG SA * (J4) ...................       17,200           326
     Inditex (JE) ................................       15,800           373
     Repsol SA * (BB) ............................       11,771           156
     Telefonica SA * (J1) ........................       46,004           411
                                                                   ----------
                                                                        2,603

Sweden - 2.5%
     Electrolux AB - Ser. B * (BW) ...............       14,910           236
     Hennes & Mauritz AB * (JE) ..................       24,590           475
     Nordic Baltic Holding AB (JP) ...............       42,620           188
     SANDVIK AB * (BM) ...........................        3,220            72
     Securitas AB * (BO) .........................       92,328         1,105
     Telefonaktiebolaget LM Ericsson AB (JW) ......      105,835           74
                                                                   ----------
                                                                        2,150

Switzerland - 4.6%
     Adecco SA * (BO) ............................       23,000           901
     Credit Suisse Group * (JP) ..................        5,500           119
     Nestle SA * (JH) ............................        7,428         1,574
     Roche Holdings AG * (JO) ....................        6,300           439
     UBS AG * (JP) ...............................       21,066         1,024
                                                                   ----------
                                                                        4,057

Taiwan - 1.1%
     China Trust Finance (JP) ....................      586,000           479

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK - Continued

Taiwan - Continued
     Taiwan Semiconductor * (JO) .................      359,500    $      442
                                                                   ----------
                                                                          921

Thailand - 1.0%
     Bangkok Bank * (JP) .........................      390,400           448
     Siam Commercial Bank * (JP) .................       30,000            19
     Siam Commercial Bank Public Co. * (JP) ......      672,000           448
                                                                   ----------
                                                                          915

United Kingdom - 22.8%
     Abbey National First Capital BV (JP) ........       18,025           150
     AstraZeneca Group plc * (JO) ................       25,283           903
     Autonomy Corp. plc * (JV) ...................        7,832            22
     BG Group plc * (BB) .........................       42,645           184
     BP Amoco plc (BB) ...........................       88,000           605
     Brambles Industries * (BO) ..................      150,940           369
     Cable & Wireless plc * (JI) .................       56,050            40
     Cadbury Schweppes plc * (JH) ................       59,903           373
     Celltech Group plc * (JN) ...................       25,581           142
     Centrica plc * (J4) .........................       60,900           168
     Compass Group plc * (BZ) ....................      187,930           998
     David S. Smith Holdings plc (BE) ............       20,240            48
     Diageo plc * (JG) ...........................       56,004           608
     Electrocomponents plc * (JY) ................       75,680           350
     Friends Provident plc * (BL) ................       29,780            58
     GKN * (BU) ..................................        6,800            22
     GlaxoSmithKline plc * (JO) ..................      139,581         2,678
     Granada Compass plc * (JA) ..................       64,508            83
     Hays plc * (BO) .............................      160,915           240
     Hilton Group plc * (BZ) .....................       31,000            83
     Kingfisher plc * (JE) .......................      162,332           581
     P&O Princess Cruises plc (BZ) ...............       10,800            75
     Reckitt Benckiser plc * (JJ) ................        8,772           170
     Reed International plc (JA) .................      196,587         1,683
     Rio Tinto plc * (BF) ........................       52,253         1,043
     Royal Bank of Scotland Group * (JP) .........       77,860         1,865
     Shell Transport & Trading Co. plc * (BB) ....      196,961         1,297
     Standard Chartered plc * (JP) ...............       17,600           200
     Tesco plc * (JF) ............................      245,430           766
     Tomkins plc (BL) ............................      107,556           329
     Unilever plc * (JK) .........................       73,488           699
     United Business Media (JA) ..................       16,593            78
     Vodafone Air Touch plc(J2) ..................    1,106,264         2,017
     Woolworths Group * (BL) .....................       73,328            43
     WPP Group plc * (JA) ........................      120,380           919
                                                                   ----------
                                                                       19,889

United States - 5.7%
     America Movil SA de CV - ADR - Ser. L
         (J2) ....................................       28,300           406
     Celestica, Inc. * (JY) ......................       15,764           222
     Check Point Software Technologies, Ltd.
         *(JT) ...................................       11,675           151
     Coca-Cola Co. - ADR (JG) ....................       13,000           233
     Companhia Vale do Rio Doce - ADR (BF) .......        9,969    $      274
     Compania Brasileira de Distribuicao
         Grupo Pao de Acucar - ADR (JF) ..........       20,600           315
     Embraer - Empresa Brasileira de
         Aeronautica SA * (BH) ...................       10,394           165
     Icici Bank, Ltd. - ADR (JP) .................       47,642           310
     KT Corp. - ADR * (JI) .......................       24,931           537
     Lukoil Holding - ADR * (BB) .................        7,810           480
     Mobile Systems - ADR * (J2) .................        8,400           312
     Petroleo Brasileiro SA ADR - ADR (BB) .......       20,492           269
     POSCO - ADR (BF) ............................       22,901           566
     Skillsoftpub Co., Ltd. - ADR * (JV) .........        5,076            14
     Telefonica SA * (J1) ........................        5,603           149
     Telefonos de Mexico SA - ADR (J1) ...........        7,394           237
     Teva Pharmaceutical Industries, Ltd. -
         ADR * (JO) ..............................        9,260           358
                                                                   ----------
                                                                        4,998
                                                                   ----------
                               TOTAL COMMON STOCK-         93.4%       81,500

PREFERRED STOCK

Australia - 0.5%
     News Corp., Ltd. (JA) .......................       85,671           460
                                                                   ----------
                            TOTAL PREFERRED STOCK-          0.5%          460

                                                         Par
                                                        Value
                                                       (000's)
INVESTMENT COMPANIES HELD
AS COLLATERAL ON LOANED
SECURITIES - 13.0%
     State Street Navigator Securities Lending
         Portfolio ...............................   $   11,364        11,364

SHORT-TERM INVESTMENTS
     Investment in joint trading account
         (Note B) - 1.7%
         1.388% due 01/02/03 .....................        1,443         1,443
     Euro Time Deposit - 1.2%
         2.5% due 01/02/03 .......................        1,000         1,049
                                                                   ----------
                     TOTAL SHORT-TERM INVESTMENTS-          2.9%        2,492
                                                     ----------    ----------
                                TOTAL INVESTMENTS-        109.8%       95,816
              Cash and Receivables, less payables-         (9.8)%      (8,538)
                                                     ----------    ----------
                                       NET ASSETS-        100.0%   $   87,278
                                                     ==========    ==========
* Non-income producing security.
ADR-American Depository Receipt
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES FUND

SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY

                                                           Market      % of
                                            Industry       Value     Long-Term
             INDUSTRY                     Abbreviation    (000s)    Investments

Banks ..................................      JP         $ 13,445          16.4%
Pharmaceuticals ........................      JO            8,538          10.4%
Oil & Gas ..............................      BB            6,790           8.3%
Wireless Telecommunications Services ...      J2            5,335           6.5%
Media ..................................      JA            5,267           6.4%
Electronic Equipment & Instruments .....      JY            4,422           5.4%
Metals & Mining ........................      BF            4,102           5.0%
Commercial Services & Supplies .........      BO            3,611           4.4%
Diversified Telecommunication Services .      J1            2,467           3.0%
Hotels Restaurants & Leisure ...........      BZ            2,404           2.9%
Food Products ..........................      JH            2,342           2.9%
Food & Drug Retailing ..................      JF            1,782           2.2%
Diversified Financials .................      JQ            1,749           2.1%
Automobiles ............................      BV            1,651           2.0%
Insurance ..............................      JR            1,623           2.0%
Specialty Retail .......................      JE            1,429           1.7%
Personal Products ......................      JK            1,296           1.6%
Communications Equipment ...............      JW            1,246           1.5%
Semiconductor Equipment & Products .....      J0            1,192           1.5%
Industrial Conglomerates ...............      BL            1,176           1.4%
Real Estate Investment Trust ...........      JS            1,172           1.4%
Beverages ..............................      JG            1,165           1.4%
Multiline Retail .......................      JD              964           1.2%
Office Electronics .....................      JZ              941           1.1%
Household Products .....................      JJ              724           0.9%
Textiles & Apparel .....................      BY              664           0.8%
Chemicals ..............................      BC              590           0.7%
Gas Utilities ..........................      J4              494           0.6%
Electric Utilities .....................      J3              484           0.6%
Electircal Equipment ...................      BK              480           0.6%
Machinery ..............................      BM              461           0.6%
Health Care Providers & Services .......      JM              404           0.5%
Building Products ......................      BI              383           0.5%
Household Durables .....................      BW              236           0.3%
Software ...............................      JV              231           0.3%
Aerospace & Defense ....................      BH              165           0.2%
Internet Software & Services ...........      JT              151           0.2%
Biotechnology ..........................      JN              142           0.2%
Health Care Equipment & Supplies .......      JL               84           0.1%
Construction Materials .................      BD               59           0.1%
Containers & Packaging .................      BE               47           0.1%
IT Consulting & Services ...............      JU               30           0.0%
Auto Components ........................      BU               22           0.0%
                                                         --------   -----------
                                                         $ 81,960         100.0%
                                                         ========   ===========

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
EQUITY INDEX FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK

Aerospace & Defense - 1.2%
     Boeing Co. * ................................       46,637    $    1,539
     General Dynamics Corp. * ....................       11,292           896
     Lockheed Martin Corp. .......................       25,332         1,463
     Northrop Grumman Corp. * ....................       10,200           989
     Raytheon Co. * ..............................       22,659           697
     Rockwell Collins, Inc. * ....................        9,766           227
                                                                   ----------
                                                                        5,811

Air Freight & Couriers - 1.0%
     Fedex Corp. .................................       16,614           901
     United Parcel Service, Inc. -Cl.B ...........       62,100         3,917
                                                                   ----------
                                                                        4,818

Airlines - 0.2%
     AMR Corp. * .................................        7,724            51
     Delta Air Lines, Inc. * .....................        6,679            81
     Southwest Airlines Co. ......................       42,358           589
                                                                   ----------
                                                                          721

Auto Components - 0.3%
     B.F. Goodrich Co. * .........................        6,750           124
     Cooper Tire & Rubber Co. * ..................        3,406            52
     Dana Corp. ..................................        8,430            99
     Delphi Automotive Systems Corp. * ...........       29,683           239
     Goodyear Tire & Rubber Co. * ................        8,931            61
     Ingersoll-Rand Co. - Cl. A * ................        9,245           398
     Johnson Controls, Inc. ......................        4,826           387
     Visteon Corp. * .............................        6,356            44
                                                                   ----------
                                                                        1,404

Automobiles - 0.6%
     Ford Motor Co. ..............................      101,597           945
     General Motors Corp. * ......................       31,398         1,157
     Harley-Davidson. Inc. * .....................       16,940           783
                                                                   ----------
                                                                        2,885

Banks - 6.4%
     AmSouth Bancorp. * ..........................       19,339           371
     Bank of America Corp. * .....................       83,699         5,823
     Bank of New York Co., Inc. * ................       40,670           975
     Bank One Corp. * ............................       64,945         2,374
     BB&T Corp. * ................................       26,937           996
     Charter One Financial, Inc. .................       12,429           357
     Comerica, Inc. * ............................        9,960           431
     Fifth Third Bancorp * .......................       32,191         1,885
     First Tennessee National Corp. ..............        6,800           244
     FleetBoston Financial Corp. .................       58,195         1,414
     Golden West Financial Corp. * ...............        8,710           626
     Huntington Bancshares, Inc. * ...............       13,196           247
     JP Morgan Chase & Co. .......................      111,837         2,684
     KeyCorp * ...................................       24,017           604
     Marshall & Ilsley Corp. * ...................       12,600           345
     Mellon Financial Corp. * ....................       24,394           637
     National City Corp. * .......................       34,274           936
     North Fork Bancorp., Inc. * .................        8,900    $      300
     Northern Trust Corp. ........................       12,524           439
     PNC Bank Corp. * ............................       15,920           667
     Regions Financial Corp. .....................       12,731           425
     South Trust Corp. * .........................       19,133           476
     Suntrust Banks, Inc. * ......................       15,625           889
     Synovus Financial Corp. * ...................       17,172           333
     Union Planters Corp. * ......................       11,098           312
     US Bancorp  * ...............................      107,390         2,279
     Wachovia Corp. * ............................       75,885         2,765
     Zions Bancorp * .............................        4,934           194
                                                                   ----------
                                                                       30,028

Beverages - 3.0%
     Adolph Coors Co. - Cl. B * ..................        2,054           126
     Anheuser-Busch Cos., Inc. ...................       48,105         2,328
     Brown-Forman Corp. - Cl. B * ................        3,600           235
     Coca-Cola Co. * .............................      138,617         6,074
     Coca-Cola Enterprises, Inc. * ...............       25,248           549
     Pepsi Bottling Group, Inc. * ................       15,418           396
     PepsiCo, Inc. * .............................       96,591         4,078
     Starbucks Corp. * ...........................       21,153           431
                                                                   ----------
                                                                       14,217

Biotechnology - 1.1%
     Amgen, Inc. * ...............................       71,998         3,480
     Biogen, Inc. ................................        8,416           337
     Chiron Corp. * ..............................       10,176           383
     Genzyme Corp. * .............................       11,900           352
     MedImmune, Inc. * ...........................       13,609           370
                                                                   ----------
                                                                        4,922

Building Products - 0.1%
     Crane Co. * .................................        3,037            61
     Masco Corp. * ...............................       27,369           576
                                                                   ----------
                                                                          637

Chemicals - 1.5%
     Air Products & Chemicals, Inc. * ............       12,832           549
     Dow Chemical Co. * ..........................       50,548         1,501
     E.I. du Pont de Nemours & Co. * .............       55,699         2,362
     Eastman Chemical Co. * ......................        4,112           151
     Engelhard Corp. * ...........................        7,190           161
     Great Lakes Chemical Corp. ..................        2,373            57
     Hercules, Inc. * ............................        6,957            61
     International Flavors & Fragrances, Inc. * ..        5,339           187
     Monsanto Co. ................................       15,036           289
     PPG Industries, Inc. * ......................        9,545           479
     Praxair, Inc. * .............................        9,107           526
     Rohm & Haas Co. .............................       12,247           398
     Sigma-Aldrich Corp. * .......................        3,810           185
                                                                   ----------
                                                                        6,906

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
EQUITY INDEX FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK - Continued

Commercial Services & Supplies - 2.2%
     Allied Waste Industries, Inc. ...............        9,711    $       97
     Apollo Group, Inc. - Cl. A * ................        9,800           431
     Automatic Data Processing, Inc. .............       33,508         1,315
     Avery Dennison Corp. * ......................        6,260           382
     Cendant Corp. ...............................       58,407           612
     Cintas Corp. * ..............................        9,346           428
     Concord EFS, Inc. * .........................       29,001           456
     Convergys Corp. * ...........................        8,949           136
     Deluxe Corp. * ..............................        3,303           139
     Ecolab, Inc. * ..............................        7,186           356
     Equifax, Inc. * .............................        7,408           171
     First Data Corp. * ..........................       42,040         1,489
     Fiserv, Inc. * ..............................       10,481           356
     H & R Block, Inc. * .........................       10,366           417
     Honeywell International, Inc. ...............       45,939         1,103
     IMS Health, Inc. * ..........................       15,829           253
     Paychex, Inc. ...............................       21,093           588
     Pitney Bowes, Inc. * ........................       12,859           420
     R.R. Donnelley & Sons Co. * .................        6,071           132
     Robert Half International, Inc. * ...........        9,055           146
     Sabre Group Holdings, Inc. * ................        7,767           141
     Waste Management, Inc. * ....................       34,167           783
                                                                   ----------
                                                                       10,351

Communications Equipment - 2.0%
     ADC  Telecommunications, Inc. ...............       44,937            94
     Andrew Corp. * ..............................        4,668            48
     Avaya, Inc. * ...............................       20,815            51
     Ciena Corp. * ...............................       24,976           128
     Cisco Systems, Inc. * .......................      404,044         5,293
     Comverse Technology, Inc. ...................        9,670            97
     Corning, Inc. * .............................       63,253           209
     JDS Uniphase Corp. * ........................       82,791           205
     Lucent Technologies, Inc. * .................      187,478           236
     Motorola, Inc. ..............................      127,889         1,106
     Qualcomm, Inc. * ............................       43,801         1,594
     Scientific-Atlanta, Inc. * ..................        7,837            93
     Tellabs, Inc. ...............................       21,195           154
                                                                   ----------
                                                                        9,308

Computers & Peripherals - 3.5%
     Apple Computer, Inc. * ......................       20,808           298
     Dell Computer Corp. * .......................      144,883         3,874
     EMC Corp. * .................................      123,222           757
     Gateway, Inc. * .............................       15,570            49
     Hewlett-Packard Co. * .......................      170,909         2,967
     International Business Machines Corp. .......       94,427         7,318
     Lexmark International Group, Inc. -
      Cl. A * ....................................        7,187           435
     NCR Corp. * .................................        4,940           117
     Network Appliance, Inc. * ...................       18,073           181
     Sun Microsystems, Inc. ......................      182,037           566
                                                                   ----------
                                                                       16,562

Construction & Engineering - 0.1%
     American Standard Cos., Inc. * ..............        4,100    $      292
     Fluor Corp. * ...............................        4,515           126
     McDermott International, Inc. * .............        4,089            18
                                                                   ----------
                                                                          436

Construction Materials - 0.1%
     United States Steel Corp. * .................        5,529            73
     Vulcan Materials Co. * ......................        5,547           208
                                                                   ----------
                                                                          281

Containers & Packaging - 0.2%
     Ball Corp. ..................................        3,380           173
     Bemis Co., Inc. * ...........................        2,977           148
     Pactiv Corp. * ..............................        8,431           184
     Sealed Air Corp. * ..........................        4,718           176
     Temple-Inland, Inc. * .......................        2,772           124
                                                                   ----------
                                                                          805

Credit Card - 0.3%
     MBNA Corp. * ................................       70,971         1,350

Diversified Financials - 6.7%
     American Express Co. * ......................       73,524         2,599
     Bear Stearns Cos., Inc. * ...................        5,369           319
     Capital One Financial Corp. .................       12,303           366
     Charles Schwab Corp. * ......................       76,291           828
     Citigroup, Inc. * ...........................      286,903        10,096
     Countrywide Credit Industries, Inc. * .......        6,972           360
     Franklin Resources, Inc. * ..................       14,685           500
     Goldman Sachs Group, Inc. ...................       26,700         1,818
     Household International, Inc. ...............       26,641           741
     Lehman Brothers Holdings, Inc. ..............       13,658           728
     Merrill Lynch & Co., Inc.* ..................       48,021         1,822
     Morgan Stanley, Dean Witter, Discover & Co. .       60,718         2,424
     SLM Corp. * .................................        8,437           876
     State Street Corp. ..........................       18,117           707
     Stillwell Financial, Inc. * .................       12,519           164
     T. Rowe Price Group, Inc. * .................        6,979           190
     The Dun & Bradstreet Corp. * ................        8,629           356
     Washington Mutual, Inc. * ...................       52,753         1,822
     Wells Fargo & Co. * .........................       94,596         4,434
                                                                   ----------
                                                                       31,150

Diversified Telecommunication Services - 3.9%
     Alltel Corp. * ..............................       17,355           885
     AT&T Corp. * ................................       42,885         1,120
     BellSouth Corp. * ...........................      103,626         2,681
     CenturyTel, Inc. ............................        8,205           241
     Citizens Communications Co. * ...............       14,815           156
     Nextel Communications, Inc. - Cl. A * .......       54,213           626
     Qwest Communications International, Inc. ....       96,778           484
     SBC Communications, Inc. * ..................      185,695         5,034
     Sprint Corp. * ..............................       50,389           730

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
EQUITY INDEX FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK - Continued

Diversified Telecommunication Services - Continued
     Sprint PCS * ................................       53,963    $      236
     Verizon Communications * ....................      152,908         5,925
                                                                   ----------
                                                                       18,118

Electric Utilities - 2.0%
     AES Corp. * .................................       27,892            84
     Allegheny Energy, Inc. * ....................        6,781            51
     Ameren Corp. * ..............................        8,800           366
     American Electric Power Co. * ...............       19,129           523
     Calpine Corp. ...............................       21,334            70
     Cinergy Corp. * .............................        9,331           315
     CMS Energy Corp. * ..........................        6,892            65
     Consolidated Edison, Inc. * .................       11,808           506
     Constellation Energy Group * ................        9,638           268
     DTE Energy Co. * ............................        9,040           420
     Edison International * ......................       17,738           210
     Entergy Corp. * .............................       12,621           575
     Exelon Corp. * ..............................       18,016           951
     Firstenergy Corp. * .........................       16,781           553
     FPL, Group, Inc. ............................       10,056           605
     Mirant Corp. * ..............................       20,762            39
     PG & E Corp. * ..............................       23,263           323
     Pinnacle West Capital Corp. * ...............        4,723           161
     PPL Corp. ...................................        8,912           309
     Progress Energy, Inc. * .....................       13,472           584
     Public Services Enterprise Group, Inc. * ....       12,102           389
     Southern Co. ................................       39,520         1,122
     Teco Energy, Inc. * .........................       10,497           162
     TXU Corp. ...................................       17,286           323
     Xcel Energy, Inc. ...........................       21,849           240
                                                                   ----------
                                                                        9,214

Electric/Gas - 0.3%
     Dominion Resources, Inc. ....................       17,074           938
     NiSource, Inc. * ............................       13,566           271
                                                                   ----------
                                                                        1,209

Electrical Equipment - 0.8%
     American Power Conversion * .................       10,284           156
     Cooper Industries, Ltd. - Cl. A * ...........        5,436           198
     Emerson Electric Co. ........................       23,523         1,196
     Molex, Inc. * ...............................       10,234           236
     Power One, Inc. * ...........................        3,414            19
     Rockwell International Corp. * ..............        9,866           204
     Thomas & Betts Corp. * ......................        2,585            44
     United Technologies Corp. * .................       26,585         1,647
                                                                   ----------
                                                                        3,700

Electronic Equipment & Instruments - 0.3%
     Agilent Technologies, Inc. * ................       26,438           475
     Jabil Circuit, Inc. * .......................       10,278           184
     Millipore Corp. * ...........................        2,568            87
     PerkinElmer, Inc. * .........................        6,478            53
     Sanmina Corp. * .............................       29,165           131
     Solectron Corp. * ...........................       44,170    $      157
     Symbol Technologies, Inc. * .................       12,129           100
     Tektronix, Inc. * ...........................        5,036            92
     Thermo Electron Corp. * .....................        8,864           178
     Waters Corp. * ..............................        7,400           161
                                                                   ----------
                                                                        1,618

Energy Equipment & Services - 0.8%
     Baker Hughes, Inc. * ........................       18,988           611
     Halliburton Co. * ...........................       24,624           461
     Nabors Industries, Ltd. * ...................        8,114           286
     Noble Corp. * ...............................        7,395           260
     Rowan Cos., Inc. * ..........................        5,437           123
     Schlumberger, Ltd. * ........................       32,134         1,353
     Transocean Sedco Forex, Inc. * ..............       18,098           420
                                                                   ----------
                                                                        3,514

Food & Drug Retailing - 1.1%
     Albertson's,Inc.* ...........................       21,566           480
     CVS Corp. ...................................       22,372           559
     Safeway, Inc. * .............................       25,135           587
     SuperValu,Inc. * ............................        6,893           114
     Sysco Corp. * ...............................       36,978         1,102
     The Kroger Co................................       44,179           682
     Walgreen Co. * ..............................       56,880         1,660
     Winn-Dixie Stores, Inc. * ...................        8,104           124
                                                                   ----------
                                                                        5,308

Food Products - 1.4%
     Archer Daniels Midland Co. * ................       36,844           457
     Campbell Soup Co. * .........................       23,394           549
     ConAgra, Inc. ...............................       30,081           752
     General Mills, Inc. * .......................       20,729           973
     H.J.Heinz Co. ...............................       19,207           631
     Hershey Foods Corp. * .......................        7,699           519
     Kellogg Co. * ...............................       22,490           771
     Sara Lee Corp. * ............................       44,044           992
     WM Wrigley Jr. Co. ..........................       12,629           693
                                                                   ----------
                                                                        6,337

Gas Utilities - 0.2%
     El Paso Corp. ...............................       35,003           244
     KeySpan Corp. * .............................        8,100           285
     Nicor, Inc. .................................        2,666            91
     Peoples Energy Corp. * ......................        1,951            75
     Sempra Energy * .............................       11,204           265
     Williams Cos., Inc. * .......................       28,148            76
                                                                   ----------
                                                                        1,036

Health Care Equipment & Supplies - 1.9%
     Amerisource Bergen Corp. * ..................        5,755           313
     Applera Corporation - Applied
      Biosystems Group ...........................       12,307           216
     Bausch & Lomb, Inc. * .......................        2,878           104
     Baxter International, Inc. ..................       32,962           923

JOHN HANCOCK VARIABLE SERIES TRUST 1

December 31, 2002
--------------------------------------------------------------------------------
EQUITY INDEX FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK - Continued

Health Care Equipment & Supplies - Continued
     Becton, Dickinson & Co. * ...................       14,575    $      447
     Biomet, Inc. * ..............................       14,115           405
     Boston Scientific Corp. * ...................       22,884           973
     C.R. Bard, Inc. * ...........................        3,074           178
     Guidant Corp. * .............................       17,246           532
     Medtronic, Inc. * ...........................       67,858         3,094
     St. Jude Medical, Inc. * ....................       10,150           403
     Stryker Corp. * .............................       11,085           744
     Zimmer Holdings, Inc. * .....................       10,573           439
                                                                   ----------
                                                                        8,771

Health Care Providers & Services - 1.6%
     Aetna US Healthcare, Inc. * .................        8,207           337
     Anthem, Inc. * ..............................        8,000           503
     Cardinal Health, Inc. * .....................       24,698         1,462
     HCA-The Healthcare Corp. * ..................       28,932         1,201
     Health Management Assoc., Inc. - Cl.A * .....       12,756           228
     Healthsouth Corp * ..........................       22,167            93
     Humana, Inc. * ..............................        9,547            95
     Manor Care, Inc. * ..........................        5,065            94
     McKesson HBOC, Inc. .........................       16,447           445
     Quest Diagnostics, Inc. * ...................        5,300           302
     Quintiles Transnational Corp. * .............        6,670            81
     Tenet Healthcare Corp. * ....................       27,958           459
     UnitedHealth Group, Inc. * ..................       16,861         1,408
     Wellpoint Health Networks, Inc. * ...........        8,184           582
                                                                   ----------
                                                                        7,290

Hotels Restaurants & Leisure - 0.9%
     Carnival Corp. * ............................       33,150           827
     Darden Restaurants, Inc. * ..................        9,258           189
     Harrah's Entertainment, Inc. ................        5,970           237
     Hilton Hotels Corp. * .......................       20,136           256
     International Game Technology * .............        5,008           380
     Marriott International, Inc. - Cl. A * ......       13,655           449
     McDonald's Corp. * ..........................       70,981         1,141
     Starwood Hotels & Resorts Worldwide, Inc. * .       11,489           273
     Wendy's International, Inc. * ...............        6,165           167
     Yum Brands, Inc. * ..........................       16,428           398
                                                                   ----------
                                                                        4,317

Household Durables - 0.5%
     American Greetings Corp. - Cl. A * ..........        3,992            63
     Black & Decker Corp. * ......................        4,500           193
     Centex Corp. * ..............................        3,386           170
     Fortune Brands, Inc. * ......................        8,022           373
     KB Home * ...................................        2,764           118
     Leggett & Platt, Inc. * .....................       10,285           231
     Maytag Corp. * ..............................        4,311           123
     Newell Rubbermaid, Inc. * ...................       15,104           458
     Pulte Corp. * ...............................        3,186           153
     Snap-On, Inc. * .............................        3,084            87
     Stanley Works * .............................        4,524    $      156
     Tupperware Corp. * ..........................        2,584            39
     Whirlpool Corp. * ...........................        3,597           188
                                                                   ----------
                                                                        2,352

Household Products - 1.7%
     Clorox Co. * ................................       12,944           534
     Kimberly-Clark Corp. * ......................       28,674         1,361
     Procter & Gamble Co. * ......................       72,584         6,238
                                                                   ----------
                                                                        8,133

Industrial Conglomerates - 4.0%
     3M Co. ......................................       21,876         2,697
     General Electric Co. * ......................      555,646        13,530
     Textron, Inc. * .............................        7,505           323
     Tyco International, Ltd. * ..................      110,647         1,890
                                                                   ----------
                                                                       18,440

Insurance - 4.9%
     Ace, Ltd. ...................................       14,800           434
     AFLAC, Inc. * ...............................       28,865           869
     Allstate Corp. ..............................       39,154         1,448
     Ambac Financial Group, Inc. * ...............        6,154           346
     American International Group, Inc. * ........      145,743         8,431
     Aon Corp. * .................................       16,881           319
     Chubb Corp. * ...............................        9,755           509
     CIGNA Corp. * ...............................        7,518           309
     Cincinnati Financial Corp. * ................        9,234           347
     Hartford Fiancial Services Group, Inc. * ....       13,945           634
     Jefferson-Pilot Corp. * .....................        8,096           309
     John Hancock Financial Services * ...........       15,648           437
     Lincoln National Corp. * ....................       10,273           324
     Loews Corp. * ...............................       10,587           471
     Marsh & McLennan Cos., Inc. * ...............       29,802         1,377
     MBIA, Inc. * ................................        7,816           343
     Metlife, Inc. * .............................       39,190         1,060
     MGIC Investment Corp. * .....................        5,556           229
     Principal Financial Group. * ................       19,100           575
     Progressive Corp. * .........................       12,205           606
     Providian Financial Corp. * .................       14,115            92
     Prudential Financial, Inc. * ................       32,400         1,028
     Safeco Corp. * ..............................        7,886           273
     St. Paul Cos., Inc. .........................       12,326           420
     Torchmark, Inc. * ...........................        6,482           237
     Travelers Property Casualty Corp. - Cl.B * ..       56,355           826
     UnumProvident Corp. * .......................       13,071           229
     XL Capital, Ltd. - Cl.A * ...................        7,594           587
                                                                   ----------
                                                                       23,069

Internet & Catalog Retail - 0.2%
     eBay, Inc. * ................................       17,300         1,173

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
EQUITY INDEX FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK - Continued

Internet Software & Services - 0.1%
     Yahoo, Inc. * ...............................       32,424    $      530

IT Consulting & Services - 0.3%
     Computer Sciences Corp. * ...................        9,845           339
     Electronic Data Systems Corp. * .............       27,181           501
     SunGard Data Systems, Inc. * ................       16,100           379
     Unisys Corp. * ..............................       18,861           187
                                                                   ----------
                                                                        1,406

Leisure Equipment & Products - 0.3%
     Brunswick Corp. * ...........................        5,027           100
     Eastman Kodak Co. * .........................       16,422           575
     Hasbro, Inc. * ..............................        9,076           105
     Mattel, Inc.  * .............................       24,627           472
                                                                   ----------
                                                                        1,252

Machinery - 1.1%
     Caterpillar, Inc. * .........................       19,499           891
     Cummins Engine Company, Inc. * ..............        2,460            69
     Danaher Corp. * .............................        8,507           559
     Deere & Co.  * ..............................       13,341           612
     Dover Corp. .................................       10,796           315
     Eaton Corp. * ...............................        3,800           297
     Illinois Tool Works, Inc. * .................       17,142         1,112
     ITT Industries, Inc. * ......................        5,228           317
     Navistar International Corp., Inc. - Cl.B * .        3,486            85
     Paccar, Inc. * ..............................        6,166           284
     Pall Corp. * ................................        6,079           101
     Parker-Hannifin Corp. .......................        6,320           292
                                                                   ----------
                                                                        4,934

Media - 3.9%
     AOL Time Warner, Inc. * .....................      248,894         3,260
     Clear Channel Communications, Inc. * ........       34,054         1,270
     Comcast Corp. - Cl. A .......................      128,367         3,026
     Dow Jones & Co., Inc. * .....................        4,626           200
     Gannett Co., Inc. * .........................       14,985         1,076
     Interpublic Group Cos., Inc. * ..............       20,646           291
     Knight-Ridder, Inc. * .......................        4,406           279
     McGraw-Hill Cos.,Inc. .......................       10,884           658
     Meredith Corp. * ............................        2,872           118
     New York Times Co. - Cl.A * .................        8,132           372
     Omnicom Group, Inc. * .......................       10,569           683
     The Walt Disney Co. * .......................      113,140         1,845
     TMP Worldwide, Inc. * .......................        5,755            65
     Tribune Co. * ...............................       17,099           777
     Univision Communications, Inc. - Cl.A * .....       12,303           301
     Viacom, Inc. - Cl.B * .......................       98,551         4,017
                                                                   ----------
                                                                       18,238

Metals & Mining - 0.5%
     Alcoa, Inc. * ...............................       47,043         1,072
     Allegheny Technologies, Inc. * ..............        3,867            24
     Freeport-McMoRan Copper & Gold, Inc.
      - Cl.B * ...................................        8,309    $      139
     Newmont Mining Corp. ........................       22,085           641
     Nucor Corp. * ...............................        4,213           174
     Phelps Dodge Corp. * ........................        5,010           159
     Worthington Industries, Inc. * ..............        5,124            78
                                                                   ----------
                                                                        2,287

Multi-Utilities - 0.2%
     CenterPoint Energy, Inc. ....................       16,057           136
     Duke Energy Co. .............................       50,011           977
     Dynegy, Inc. -Cl.A * ........................       19,274            23
                                                                   ----------
                                                                        1,136

Multiline Retail - 3.9%
     Big Lots, Inc. * ............................        6,765            89
     Costco Wholesale Corp. * ....................       25,454           714
     Dillard's, Inc. - Cl.A * ....................        4,824            76
     Dollar General Corp. ........................       18,127           217
     Family Dollar Stores, Inc. ..................       10,050           314
     Federated Department Stores, Inc. * .........       10,987           316
     J.C. Penney Co., Inc. * .....................       14,583           336
     Kohl's Corp. * ..............................       18,784         1,051
     May Department Stores Co. * .................       16,385           377
     Nordstrom, Inc. .............................        7,195           136
     Sears, Roebuck & Co. * ......................       17,878           428
     Target Corp. * ..............................       50,308         1,509
     Wal-Mart Stores, Inc. * .....................      246,502        12,451
                                                                   ----------
                                                                       18,014

Office Electronics - 0.1%
     Xerox Corp. * ...............................       41,710           336

Oil & Gas - 5.1%
     Amerada Hess Corp. * ........................        4,730           260
     Anadarko Petroleum Corp. * ..................       13,937           668
     Apache Corp. ................................        7,910           451
     Ashland, Inc. ...............................        3,601           103
     BJ Services Co. * ...........................        9,100           294
     Burlington Resources, Inc. * ................       11,518           491
     Chevron Texaco Corp. * ......................       59,439         3,951
     Conoco Phillips .............................       37,548         1,817
     Devon Energy Corp. * ........................        8,888           408
     EOG Resources, Inc. * .......................        6,469           258
     Exxon Mobil Corp. * .........................      375,745        13,129
     Kerr-McGee Corp. * ..........................        5,615           249
     Kinder Morgan, Inc. * .......................        6,766           286
     Marathon Oil Corp. * ........................       17,749           378
     Occidental Petroleum Corp. * ................       21,139           601
     Sunoco, Inc. * ..............................        3,922           130
     Unocal Corp. * ..............................       14,254           436
                                                                   ----------
                                                                       23,910

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
EQUITY INDEX FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK - Continued

Paper & Forest Products - 0.5%
     Boise Cascade Corp. * .......................        3,284    $       83
     Georgia-Pacific Corp. * .....................       14,455           233
     International Paper Co. * ...................       26,869           940
     Louisiana-Pacific Corp. * ...................        4,752            38
     MeadWestvaco Corp. * ........................       11,633           287
     Plum Creek Timber Co., Inc. * ...............       10,200           241
     Weyerhaeuser Co. ............................       12,313           606
                                                                   ----------
                                                                        2,428

Personal Products - 0.9%
     Alberto-Culver Cc. - Cl.B * .................        3,282           166
     Avon Products, Inc. .........................       12,945           697
     Colgate-Palmolive Co. .......................       30,116         1,579
     Gillette Co. ................................       58,734         1,783
                                                                   ----------
                                                                        4,225

Pharmaceuticals - 9.8%
     Abbott Laboratories * .......................       87,453         3,498
     Allergan, Inc. * ............................        7,291           420
     Bristol-Myers Squibb Co. * ..................      108,526         2,512
     Eli Lilly & Co. * ...........................       62,835         3,990
     Forest Laboratories, Inc. * .................       10,056           988
     Johnson & Johnson * .........................      165,982         8,915
     King Pharmaceuticals, Inc. * ................       13,522           232
     Merck & Co., Inc. * .........................      125,535         7,107
     Pfizer, Inc. * ..............................      344,156        10,521
     Pharmacia Corp. * ...........................       71,997         3,010
     Schering-Plough Corp. * .....................       81,428         1,808
     Watson Pharmaceuticals,Inc. * ...............        5,454           154
     Wyeth .......................................       74,312         2,779
                                                                   ----------
                                                                       45,934

Real Estate Investment Trust - 0.3%
     Equity Office Properties Trust * ............       22,990           574
     Equity Residential Properties Trust * .......       14,686           361
     Simon Property Group, Inc. ..................       10,700           365
                                                                   ----------
                                                                        1,300

Road & Rail - 0.5%
     Burlington Northern Santa Fe Corp. * ........       21,470           558
     CSX Corp. * .................................       11,610           329
     Norfolk Southern Corp. * ....................       22,059           441
     Ryder System, Inc. ..........................        3,588            80
     Union Pacific Corp. * .......................       14,361           860
                                                                   ----------
                                                                        2,268

Semiconductor Equipment & Products - 2.7%
     Advanced Micro Devices, Inc. ................       18,800           121
     Altera Corp. * ..............................       20,462           253
     Analog Devices, Inc. * ......................       20,623           492
     Applied Materials, Inc. * ...................       91,454         1,192
     Applied Micro Circuits Corp. * ..............       14,537            54
     Broadcom Corp. - Cl.A * .....................       15,303           230
     Intel Corp. .................................      370,280         5,765
     KLA-Tencor Corp. * ..........................       10,670    $      377
     Linear Technology Corp. * ...................       17,146           441
     LSI Logic Corp. * ...........................       19,326           112
     Maxim Integrated Products, Inc. * ...........       17,477           577
     Micron Technology, Inc. .....................       34,067           332
     National Semiconductor Corp., * .............        9,652           145
     Novellus Systems, Inc. * ....................        8,007           225
     PMC-Sierra, Inc. * ..........................        8,939            50
     QLogic Corp. * ..............................        5,234           181
     Teradyne, Inc. * ............................        9,454           123
     Texas Instruments, Inc. * ...................       96,225         1,444
     Xilinx, Inc. * ..............................       19,184           395
                                                                   ----------
                                                                       12,509

Software - 4.8%
     Adobe Systems, Inc. .........................       13,648           339
     Autodesk, Inc. * ............................        6,156            88
     BMC Software, Inc. * ........................       13,454           230
     Citrix Systems, Inc. ........................       10,569           130
     Computer Associates International, Inc. * ...       31,163           421
     Compuware Corp. * ...........................       20,235            97
     Electronic Arts, Inc. * .....................        7,700           383
     Intuit, Inc. * ..............................       11,603           544
     Mercury Interactive Corp. * .................        4,320           128
     Microsoft Corp. * ...........................      298,527        15,434
     Novell, Inc. * ..............................       19,824            66
     NVIDIA Corp. * ..............................        7,703            89
     Oracle Corp. * ..............................      297,764         3,216
     Parametric Technology Corp. .................       12,184            31
     Peoplesoft, Inc. * ..........................       17,828           326
     Rational Software Corp. * ...................        9,700           101
     Siebel Systems, Inc. * ......................       25,159           188
     Veritas Software Corp. * ....................       23,263           363
                                                                   ----------
                                                                       22,174

Speciality Retail - 2.0%
     AutoZone, Inc. * ............................        5,563           393
     Bed Bath & Beyond, Inc. * ...................       16,420           567
     Best Buy Co., Inc. * ........................       18,107           437
     Circuit City Stores, Inc. ...................       10,903            81
     Gap, Inc. * .................................       48,625           755
     Home Depot, Inc. * ..........................      129,344         3,099
     Limited, Inc. * .............................       29,972           417
     Lowe's Cos., Inc. * .........................       43,219         1,621
     Office Depot, Inc. * ........................       17,748           262
     RadioShack Corp. * ..........................        9,170           172
     Sherwin-Williams Co. * ......................        8,028           227
     Staples, Inc. * .............................       26,361           482
     Tiffany & Co. * .............................        7,912           189
     TJX Cos., Inc. * ............................       29,216           570
     Toys "R" Us, Inc. * .........................       10,987           110
                                                                   ----------
                                                                        9,382

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
EQUITY INDEX FUND

                                                                     Market
                  Name of Issuer                       Shares        Value
                                                                    (000's)

COMMON STOCK - Continued

Textiles & Apparel - 0.3%
     Jones Apparel Group, Inc. ...................        7,200    $      255
     Liz Claiborne, Inc. * .......................        5,752           170
     Nike, Inc. - Cl. B ..........................       14,994           667
     Reebok International, Ltd. * ................        3,485           102
     V.F. Corp. * ................................        6,063           219
                                                                   ----------
                                                                        1,413

Tobacco - 1.1%
     Philip Morris Cos., Inc. * ..................      115,699         4,689
     R.J. Reynolds Tobacco Holdings, Inc. ........        4,900           207
     UST, Inc. * .................................        9,337           312
                                                                   ----------
                                                                        5,208

Trading Companies & Distributors - 0.1%
     Genuine Parts Co. * .........................       10,100           311
     W.W. Grainger, Inc. * .......................        5,338           275
                                                                   ----------
                                                                          586

U.S. Government Agencies - 1.3%
     Federal Home Loan Mortgage Corp. ............       39,007         2,304
     Federal National Mortgage Assoc. * ..........       55,655         3,580
                                                                   ----------
                                                                        5,884

Wireless Telecommunications Services - 0.2%
     AT&T Wireless Group * .......................      150,849           852
                                                                   ----------
                               TOTAL COMMON STOCK-         97.0%      452,397

                                                         Par
                                                        Value
                                                       (000's)

SHORT-TERM INVESTMENTS

     Investment in joint trading account
      (Note B) - 3.2%
     1.388% due 01/02/03 .........................   $   15,059        15,059

U.S. Governmental - 0.3%
     U.S. Treasury Bills
     1.185% due 03/13/03 .........................        1,245    $    1,242
                                                                   ----------
                     TOTAL SHORT-TERM INVESTMENTS-          3.5%       16,301
                                                     ----------    ----------
                                TOTAL INVESTMENTS-        100.5%      468,698
              Payables, less cash and receivables-         (0.5)%      (2,440)
                                                     ----------    ----------
                                       NET ASSETS-        100.0%   $  466,258
                                                     ==========    ==========

* Non-income producing security.

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND

                                                         Par         Market
                  Name of Issuer                        Value        Value
                                                       (000's)      (000's)

PUBLICLY-TRADED BONDS

Aerospace & Defense - 1.2%
     K & F Industries, Inc. - Sr. Sub. Notes
         9.25% due 10/15/07 ......................   $      180    $      184
     Sequa Corp.
         9.0% due 08/01/09 .......................           60            58
     Sequa Corp. - Sr. Notes
         8.875% due 04/01/08 .....................          525           501
                                                                   ----------
                                                                          743

Airlines - 1.4%
     Air Canada, Inc. - Sr. Notes
         10.25% due 03/15/11 .....................          535           311
     Delta Air Lines, Inc. - Notes
         7.9% due 12/15/09 .......................          520           353
     Northwest Airlines Corp. - Notes
         9.875% due 03/15/07 .....................          195           125
     Northwest Airlines Corp. - Sr. Notes
         8.875% due 06/01/06 .....................          110            69
                                                                   ----------
                                                                          858

Auto Components - 3.8%
     CSK Auto, Inc. - Sr. Notes
         12.0% due 06/15/06 ......................           55            59
     Dana Corp. - Notes
         9.0% due 08/15/11 .......................          810           784
         10.125% due 03/15/10 ....................           25            25
     Dura Operating Corp. - Sr. Notes Ser. B
         8.625% due 04/15/12 .....................          105           106
     Dura Operating Corp. - Sr. Sub. Notes
         9.0% due 05/01/09 .......................          505           457
     Goodyear Tire & Rubber Co. - Notes
         7.857% due 08/15/11 .....................          145           107
         8.5% due 03/15/07 .......................          145           122
     Lear Corp. - Ser B.
         7.96% due 05/15/05 ......................          140           144
         8.11% due 05/15/09 ......................          420           444
     Numatics, Inc. - Ser. B
         9.625% due 04/01/08 .....................          100            45
                                                                   ----------
                                                                        2,293

Automobiles - 0.8%
     Navistar International - Sr. Sub Notes Ser. B
         8.0% due 02/01/08 .......................          580           475
         9.375% due 06/01/06 .....................           35            34
                                                                   ----------
                                                                          509

Banks - 1.6%
     Chevy Chase Savings Bank - Debs.
         9.25% due 12/01/08 ......................          135           134
     Sovereign Bancorp., Inc. - Sr. Notes
         10.5% due 11/15/06 ......................          605           682
     Western Financial Bank - Sub. Debs.
         9.625% due 05/15/12 .....................          175           170
                                                                   ----------
                                                                          986

Beverages - 0.3%
     Nash-Finch Co. - Ser. B
         8.5% due 05/01/08 .......................   $      225    $      160

Biotechnology - 1.4%
     Argo-Tech Corp.
         8.625% due 10/01/07 .....................          470           306
     Fisher Scientific International, Inc. - Sr.
      Sub. Notes
         8.125% due 05/01/12 .....................          505           521
                                                                   ----------
                                                                          827

Chemicals - 3.0%
     Airgas, Inc. - Sr. Sub. Notes
         9.125% due 10/01/11 .....................          140           152
     Georgia Gulf Corp.
         10.375% due 11/01/07 ....................          270           294
     IMC Global, Inc. - Notes
         7.625% due 11/01/05 .....................          165           161
     Lyondell Chemical Co.
         9.875% due 05/01/07 .....................          385           369
     Lyondell Chemical Co. Debs.
         9.8% due 02/01/20 .......................          110            90
     Lyondell Chemical Co. - Notes Ser. A
         9.625% due 05/01/07 .....................          400           383
     Methanex Corp. - Sr. Notes
         8.75% due 08/15/12 ......................           70            74
     Nova Chemicals Corp. - Notes
         7.0% due 05/15/06 .......................          135           131
     Noveon, Inc. - Sr. Sub. Notes Ser. B
         11.0% due 02/28/11 ......................          115           124
     PCI Chemicals Canada Co. - Sr. Sec'd. Notes
         10.0% due 12/31/08 ......................           30            21
                                                                   ----------
                                                                        1,799

Commercial Services & Supplies - 11.0%
     Allied Waste North America, Inc. - Sr. Notes
         8.5% due 12/01/08 .......................          800           804
         8.875% due 04/01/08 .....................          250           254
     Armkel LLC - Sr. Sub. Notes
         9.5% due 08/15/09 .......................          270           292
     HCA, Inc. - Notes
         6.3% due 10/01/12 .......................          785           798
     Horton, Inc. - Sr. Sub. Notes
         9.375% due 03/15/11 .....................          840           844
     Iron Mountain, Inc. Delaware - Sr. Sub. Notes
         8.25% due 07/01/11 ......................          205           212
     Iron Mountain, Inc. Pennsylvania - Sr. Sub.
      Notes
         7.75% due 01/15/15 ......................          220           220
     Magnum Hunter Resources, Inc. - Sr. Notes
         9.6% due 03/15/12 .......................           75            80
     Mail Welli Corp. - Sr. Notes
         9.625% due 03/15/12 .....................          305           268

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND

                                                         Par         Market
                  Name of Issuer                        Value        Value
                                                       (000's)      (000's)

PUBLICLY-TRADED BONDS - Continued

Commercial Services & Supplies - Continued
     Pierce Leahy Command Co.
         8.125% due 05/15/08 .....................   $       75    $       77
     Pierce Leahy Corp. - Sr. Sub. Notes
         9.125% due 07/15/07 .....................          220           228
     Roller Bearing Co. America, Inc. - Ser. B
         9.625% due 06/15/07 .....................           30            28
     Ryland Group, Inc. - Sr. Sub. Notes
         9.125% due 06/15/11 .....................          275           291
     Silgan Holdings, Inc. - Debs.
         9.0% due 06/01/09 .......................          475           494
     Tyco International Group SA - Notes
         5.8% due 08/01/06 .......................           60            56
         6.75% due 02/15/11 ......................          110           102
     Tyco International Group SA - Sr. Notes
         6.125% due 01/15/09 .....................          225           206
         6.375% due 02/15/06 .....................          110           104
         6.375% due 10/15/11 .....................          545           510
     Waste Management, Inc. Delaware - Sr. Notes
      144A (a)
         6.375% due 11/15/12 .....................          775           799
                                                                   ----------
                                                                        6,667

Communications Equipment - 1.1%
     Avaya, Inc. - Sr. Secd. Notes
         11.125% due 04/01/09 ....................          335           308
     L-3 Communications Corp. - Sr. Sub. Notes
         7.625% due 06/15/12 .....................           90            93
         8.5% due 05/15/08 .......................           35            37
     Radiologix, Inc. - Sr. Notes
         10.5% due 12/15/08 ......................          290           226
                                                                   ----------
                                                                          664

Computers & Peripherals - 0.6%
     Unisys Corp. - Sr. Notes
         7.875% due 04/01/08 .....................          370           379

Construction & Engineering - 2.8%
     American Standard Cos., Inc.
         7.375% due 02/01/08 .....................          600           627
         7.625% due 02/15/10 .....................           35            37
     Beazer Homes USA, Inc. - Sr. Notes
         8.625% due 05/15/11 .....................          520           543
     Standard Pacific Corp. - Sr. Notes
         8.5% due 06/15/07 .......................          110           111
         8.5% due 04/01/09 .......................          220           221
         9.5% due 09/15/10 .......................          150           157
                                                                   ----------
                                                                        1,696

Containers & Packaging - 4.6%
     BWAY Corp. - Sr. Sub. Notes 144A (a)
         10.0% due 10/15/10 ......................          175           182
     Graphic Packaging Corp. - Sr. Sub Notes
         8.625% due 02/15/12 .....................           35            37
     Owens Illinois, Inc.
         7.15% due 05/15/05 ......................          480           466
         7.85% due 05/15/04 ......................   $      240    $      236
     Owens-Illinois, Inc. - Debs.
         7.5% due 05/15/10 .......................          210           194
     Packaging Corp. of America
         9.625% due 04/01/09 .....................          595           643
     Stone Container Corp. - Sr. Notes
         8.375% due 07/01/12 .....................          380           389
         9.25% due 02/01/08 ......................          200           212
         9.75% due 02/01/11 ......................          400           430
                                                                   ----------
                                                                        2,789

Diversified Financials - 1.6%
     Bowater Canada Finance Corp. - Notes
         7.95% due 11/15/11 ......................          140           147
     Clark Refining & Marketing, Inc. - Sr. Notes
         8.625% due 08/15/08 .....................          110           104
     Fairfax Financial Holdings, Ltd. - Notes
         7.375% due 03/15/06 .....................          150           120
     MDP Acquisitions plc - Sr. Notes 144A(a)
         9.625% due 10/01/12 .....................          115           120
     NMHG Holding Co. - Sr. Notes
         10.0% due 05/15/09 ......................           65            64
     Riviera Holdings Corp. - Sr. Secd. Notes
         11.0% due 06/15/10 ......................          475           428
                                                                   ----------
                                                                          983

Diversified Telecommunication Services - 3.8%
     Crown Castle International Corp. - Sr. Disc.
      Notes
         10.625% due 11/15/07 ....................          165           146
     Entravision Communications - Sr. Sub. Notes
         8.125% due 03/15/09 .....................           80            83
     GCI, Inc. - Sr. Notes
         9.75% due 08/01/07 ......................          190           152
     Insight Midwest LP
         9.75% due 10/01/09 ......................           95            90
     Insight Midwest LP Capital, Inc. - Sr. Notes
         10.5% due 11/01/10 ......................          515           500
     MasTec, Inc. - Sr. Sub. Notes
         7.75% due 02/01/08 ......................          290           252
     Nextel Communications, Inc. - Sr. Notes
         9.375% due 11/15/09 .....................          375           340
         9.5% due 02/01/11 .......................          760           695
     Telecommunications Techniques Co.
         9.75% due 05/15/08 ......................          215            22
                                                                   ----------
                                                                        2,280

Electric Utilities - 2.9%
     AES Corp. - Sr. Notes
         8.875% due 02/15/11 .....................          660           383
     Avista Corp. - Sr. Notes
         9.75% due 06/01/08 ......................          605           593
     Calpine Corp. - Sr. Notes
         8.5% due 02/15/11 .......................          365           162

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND

                                                         Par         Market
                  Name of Issuer                        Value        Value
                                                       (000's)      (000's)

PUBLICLY-TRADED BONDS - Continued

Electric Utilities - Continued
     CMS Energy Corp. - Notes
         8.9% due 07/15/08 .......................   $      210    $      187
     CMS Energy Corp. - Sr. Notes
         7.5% due 01/15/09 .......................           65            55
         8.5% due 04/15/11 .......................          170           144
     CMS Energy Corp. - Sub. Notes
         7.625% due 11/15/04 .....................          200           190
     Mirant Americas Generation LLC - Sr. Notes
         7.625% due 05/01/06 .....................          100            52
                                                                   ----------
                                                                        1,766

Electric/Gas - 1.0%
     Western Resources, Inc.
         7.125% due 08/01/09 .....................          215           170
     Western Resources, Inc. - Sr. Notes
         6.875% due 08/01/04 .....................          225           203
         9.75% due 05/01/07 ......................          230           209
                                                                   ----------
                                                                          582

Electronic Equipment & Instruments - 1.1%
     International Game Technology - Sr. Notes
         8.375% due 05/15/09 .....................          100           110
     Sanmina SCI Corp. - Sr. Secd. Notes 144A (a)
         10.375% due 01/15/10 ....................          330           333
     Solectron Corp. - Sr. Notes
         9.625% due 02/15/09 .....................          175           171
     SPX Corp. - Sr. Notes
         7.5% due 01/01/13 .......................           70            71
                                                                   ----------
                                                                          685

Finance - 0.7%
     Hampshire Donnelly Finance Corp. - Sr. Sub.
      Notes 144A(a)
         10.875% due 12/15/12 ....................          280           305
     Ucar Finance, Inc. - Sr. Notes
         10.25% due 02/15/12 .....................          170           133
                                                                   ----------
                                                                          438

Food & Drug Retailing - 1.0%
     Pathmark Stores, Inc. - Sr. Sub. Notes
         8.75% due 02/01/12 ......................           50            46
     Winn Dixie Stores, Inc. - Sr. Notes
         8.875% due 04/01/08 .....................          570           581
                                                                   ----------
                                                                          627

Gas Utilities - 0.1%
     El Paso Corp. - Sr. Notes
         7.0% due 05/15/11 .......................           70            48

Health Care Equipment & Supplies - 1.4%
     Advanced Medium Optics, Inc. - Sr. Sub
      Notes
         9.25% due 07/15/10 ......................           35            36
     Amerisource Bergen Corp. - Sr. Notes
         8.125% due 09/01/08 .....................          140           149
     Amerisource Bergen Corp. - Sr. Notes
         144A (a)
         7.25% due 11/15/12 ......................   $      160    $      164
     Owens & Minor
         8.5% due 07/15/11 .......................          385           408
     Sybron Dental Specialities, Inc. - Sr. Sub.
      Notes
         8.125% due 06/15/12 .....................           75            76
                                                                   ----------
                                                                          833

Health Care Providers & Services - 3.9%
     Beverly Enterprises, Inc. - Sr. Notes
         9.625% due 04/15/09 .....................          605           508
     Conventry Health Care, Inc. - Sr. notes
         8.125% due 02/15/12 .....................           40            42
     Healthsouth Corp. - Sr. Notes
         7.375% due 10/01/06 .....................          380           329
         8.5% due 02/01/08 .......................           95            82
     NDC Healthcorp - Sr. Sub. Notes - 144A (a)
         10.5% due 12/01/12 ......................          120           120
     Omnicare, Inc. - Sr. Sub. Notes Ser. B
         8.125% due 03/15/11 .....................          610           653
     Tenet Healthcare Corp. - Sr. Notes
         6.375% due 12/01/11 .....................          165           148
     Triad Hospitals, Inc. - Sr. Notes Ser. B
         8.75% due 05/01/09 ......................          480           514
                                                                   ----------
                                                                        2,396

Hotels Restaurants & Leisure - 5.3%
     AZTAR Corp. - Sr. Sub. Notes
         9.0% due 08/15/11 .......................          515           525
     Corus Entertainment, Inc. - Sr. Sub. Notes
         8.75% due 03/01/12 ......................           55            58
     Harrahs Operating Co., Inc.
         7.875% due 12/15/05 .....................          605           646
     Mandalay Resort Group - Sr. Sub. Notes
         9.375% due 02/15/10 .....................          250           268
     Mandalay Resort Group - Sr.Sub. Notes Ser. B
         10.25% due 08/01/07 .....................           45            49
     MGM Mirage, Inc. - Sr. Sub. Notes
         8.375% due 02/01/11 .....................          610           656
     Park Place Entertainment Corp. - Sr. Sub.
      Notes
         8.875% due 09/15/08 .....................          140           148
     Physician Sales & Service, Inc.
         8.5% due 10/01/07 .......................          300           309
     Station Casinos, Inc. - Sr. Sub. Notes
         8.875% due 12/01/08 .....................          305           318
         9.875% due 07/01/10 .....................          100           109
     Yum Brands, Inc. - Sr. Notes
         7.7% due 07/01/12 .......................          140           146
                                                                   ----------
                                                                        3,232

Household Durables - 1.8%
     KB Home - Sr. Sub Notes
         8.625% due 12/15/08 .....................          305           315
         9.5% due 02/15/11 .......................          255           273

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND

                                                         Par         Market
                  Name of Issuer                        Value        Value
                                                       (000's)      (000's)

PUBLICLY-TRADED BONDS - Continued

Household Durables - Continued
     Resolution Peformance Products - Sr. Sub.
      Notes
         13.5% due 11/15/10 ......................   $      175    $      185
     Sealy Mattress Co. - Sr. Sub. Notes - Ser. B
         9.875% due 12/15/07 .....................          355           344
                                                                   ----------
                                                                        1,117

Industrial Conglomerates - 0.0%
     Pioneer Americas LLC
         5.355% due 12/31/06 .....................           10             7
Leisure Equipment & Products - 0.5%
     Hasbro, Inc. - Notes
         6.15% due 07/15/08 ......................          300           288
         8.5% due 03/15/06 .......................           34            35
                                                                   ----------
                                                                          323

Machinery - 0.5%
     Case Corp. - Notes
         7.25% due 08/01/05 ......................          300           252
     Cummins, Inc. - Sr. Notes 144A (a)
         9.5% due 12/01/10 .......................           45            48
                                                                   ----------
                                                                          300

Manufactured Housing - 1.0%
     Toll Brothers Inc.
         8.25% due 02/01/11 ......................          600           603

Media - 11.8%
     AOL Time Warner, Inc. - Notes
         6.875% due 05/01/12 .....................          515           544
     British Sky Broadcasting
         8.2% due 07/15/09 .......................          770           841
     Canwest Media, Inc. - Sr. Sub. Notes
         10.625% due 05/15/11 ....................          135           144
     Comcast Cable Communications
         6.75% due 01/30/11 ......................          295           307
     CSC Holdings, Inc. - Debs.
         8.125% due 08/15/09 .....................          100            96
     CSC Holdings, Inc. - Sr. Notes
         7.625% due 04/01/11 .....................          975           919
         8.125% due 07/15/09 .....................           50            48
     EchoStar DBS Corp. - Sr. Notes
         9.375% due 02/01/09 .....................          935           991
     Emmis Communications Corp.
         8.125% due 03/15/09 .....................          590           611
     Lamar Media Corp. - Sr. Sub. Notes 144A (a)
         7.25% due 01/01/13 ......................           45            46
     LIN Television Corp. - Sr. Notes
         8.0% due 01/15/08 .......................          540           572
     Mediacom Broadband LLC - Sr. Notes
         11.0% due 07/15/13 ......................          215           217
     Mediacom LLC - Sr. Notes
         9.5% due 01/15/13 .......................           35            32
     Quebecor Media, Inc. - Sr. Notes
         11.125% due 07/15/11 ....................   $      680    $      626
     Radio One, Inc. - Sr. Sub. Notes
         8.875% due 07/01/11 .....................          270           290
     Rogers Communications
         8.875% due 07/15/07 .....................          200           190
     Sinclair Broadcast Group, Inc. - Sr. Sub.
      Notes 144A (a)
         8.0% due 03/15/12 .......................           40            41
         8.75% due 12/15/11 ......................          135           144
     Univision Communications, Inc. - Sr. Notes
         7.85% due 07/15/11 ......................          460           522
                                                                   ----------
                                                                        7,181

Metals & Mining - 3.1%
     AK Steel Corp.
         7.875% due 02/15/09 .....................          540           545
     Century Aluminum Co.
         11.75% due 04/15/08 .....................           95            92
     Compass Minerals Group, Inc. - Sr. Sub.
      Notes
         10.0% due 08/15/11 ......................          215           236
     Newfield Exploration Co. - Sr. Sub. Notes
         8.375% due 08/15/12 .....................          150           158
     Oregon Steel Mills, Inc. - Notes 144A (a)
         10.0% due 07/15/09 ......................           90            91
     Steel Dynamics, Inc. - Sr. Notes
         9.5% due 03/15/09 .......................           45            47
     United States Steel Corp. - Sr. Notes
         10.75% due 08/01/08 .....................          710           699
     Weirton Steel Corp. - Sr. Sec'd. Notes
         0.5% due 04/01/08 .......................          206            21
                                                                   ----------
                                                                        1,889

Multi-Utilities - 0.3%
     Mirant Corp. - Sr. Notes
         8.3% due 05/01/11 .......................          400           184

Multiline Retail - 0.5%
     J.C. Penney Co., Inc.
         7.6% due 04/01/07 .......................           50            50
     J.C. Penney Co., Inc., - Notes
         7.375% due 08/15/08 .....................          255           257
                                                                   ----------
                                                                          307

Office Electronics - 0.8%
     Xerox Corp. - Sr. Notes 144A (a)
         9.75% due 01/15/09 ......................          500           480

Oil & Gas - 5.3%
     Chesapeake Energy Corp. - Sr. Notes
         8.125% due 04/01/11 .....................          250           259
     Clark Refining & Marketing, Inc. - Sr.
      Notes
         8.375% due 11/15/07 .....................          240           230

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND

                                                         Par         Market
                  Name of Issuer                        Value        Value
                                                       (000's)      (000's)

PUBLICLY-TRADED BONDS - Continued

Oil & Gas - Continued
     Cross Timbers Oil Co. - Sr. Sub. Notes
         8.75% due 11/01/09 ......................   $      600    $      628
     EL Paso Energy Corp. - Sr. Notes
         6.75% due 05/15/09 ......................          310           217
     Forest Oil Corp. - Sr. Notes
         8.0% due 06/15/08 .......................          167           176
         8.0% due 12/15/11 .......................           95           100
     Parker Drilling Co. - Sr. Notes - Ser. D
         9.75% due 11/15/06 ......................          195           195
     Pioneer Natural Resources Co.
         9.625% due 04/01/10 .....................          410           478
     Pride International, Inc. - Sr. Notes
         9.375% due 05/01/07 .....................          285           298
         10.0% due 06/01/09 ......................          300           324
     Tesoro Petroleum Corp. - Sr. Sub. Notes
         9.625% due 11/01/08 .....................          270           173
     Texas Petrochemical Corp. - Sr. Sub. Notes
         11.125% due 07/01/06 ....................          150            92
     Westport Resources Corp. - Sr. Sub. Notes
      144A (a)
         8.25% due 11/01/11 ......................           50            52
                                                                   ----------
                                                                        3,222

Paper & Forest Products - 4.0%
     Abitibi-Consolidated, Inc.
         8.55% due 08/01/10 ......................          450           496
     Caraustar Industries, Inc. - Sr. Sub. Notes
         9.875% due 04/01/11 .....................          465           481
     Longview Fibre Co. - Sr. Sub. Notes
         10.0% due 01/15/09 ......................          175           184
     Pacifica Papers, Inc. - Sr. Notes
         10.0% due 03/15/09 ......................          300           318
     Scotts Co. - Sr. Sub. Notes
         8.625% due 01/15/09 .....................          350           364
     Tembec Indiana, Inc. - Sr. Notes
         8.5% due 02/01/11 .......................          595           598
                                                                   ----------
                                                                        2,441

Personal Products - 1.2%
     Johnson Diversey, Inc. - Sr. Sub. Notes
      144A (a)
         9.625% due 05/15/12 .....................           55            58
     Playtex Products, Inc. - Sr. Sub. Notes
         9.375% due 06/01/11 .....................          600           654
                                                                   ----------
                                                                          712

Road & Rail - 0.5%
     Kansas City Southern Railway Co.
         9.5% due 10/01/08 .......................          265           292

Semiconductor Equipment & Products - 1.0%
     Amkor Technologies, Inc.
         9.25% due 02/15/08 ......................          340           289
     Fairchild Semiconductor Corp.
         10.375% due 10/01/07 ....................           35            37
     Fairchild Semiconductor Corp. - Sr. Sub.
      Notes
         10.5% due 02/01/09 ......................   $      200    $      217
     SCG Holdings Corp.
         12.0% due 08/01/09 ......................          179            73
                                                                   ----------
                                                                          616

Speciality Retail - 1.0%
     Gap, Inc. - Notes
         10.55% due 12/15/08 .....................          575           630

Telephone - 0.5%
     Qwest Corp. - Notes 144A (a)
         8.875% due 03/15/12 .....................          320           310

Water Utilities - 0.1%
     National Waterworks, Inc. - 144A (a)
         10.5% due 12/01/12 ......................           35            37

Wireless Telecommunications Services - 1.7%
     AT&T Wireless, Inc. - Sr. Notes
         7.875% due 03/01/11 .....................          300           301
     Rogers Wireless, Inc. - Sr. Secd. Notes
         9.625% due 05/01/11 .....................          775           725
                                                                   ----------
                                                                        1,026
                                                                   ----------

                     TOTAL PUBLICLY-TRADED BONDS-          92.0%       55,917

                                                       Shares

COMMON STOCK

Health Care Equipment & Supplies - 0.0%
     MEDIQ, Inc. .................................          230             0

PREFERRED STOCK

Metals & Mining - 0.0%
     Weirton Steel Corp. - Ser. C ................        3,375             3

                                                        Par
                                                       Value
                                                      (000's)

SHORT-TERM INVESTMENTS - 5.7%

     Investment in joint trading account (Note B)
      1.388% due 01/02/03 ........................   $    3,494         3,494
                                                     ----------    ----------
                                TOTAL INVESTMENTS-         97.7%       59,414
              Cash and Receivables, less payables-          2.3%        1,367
                                                     ----------    ----------
                                       NET ASSETS-        100.0%   $   60,781
                                                     ==========    ==========

(a) Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, securities aggregated $3,186 or 5.2% of net assets of the Portfolio.

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
GLOBAL BOND FUND

                                                         Par         Market
                  Name of Issuer                        Value        Value
                                                       (000's)      (000's)

PUBLICLY-TRADED BONDS

Australia - 0.4%
     Commonwealth of Australia - Bonds (FG)
         7.5% due 07/15/05 .......................   $      500    $      301

Canada - 0.4%
     Government of Canada - Bonds (FG)
         7.0% due 12/01/06 .......................          125            88
     Government of Canada (FG)
         7.25% due 06/01/07 ......................          250           179
     Province of British Columbia - Debs. (FG)
         6.35% due 06/18/31 ......................          125            86
                                                                   ----------
                                                                          353

Denmark - 1.0%
     Danske Kredit (AC)
         6.0% due 10/01/29 .......................        5,590           807

Finland - 3.0%
     Republic of Finland - Bonds (FG)
         5.75% due 02/23/11 ......................        2,030         2,369

France - 2.3%
     Government of France - Bonds (FG)
         5.25% due 04/25/08 ......................        1,580         1,791

Germany - 21.6%
     Federal Republic of Germany (FG)
         4.5% due 07/04/09 .......................        3,250         3,552
         5.25% due 01/04/08 ......................        4,125         4,675
         5.25% due 01/04/11 ......................        4,500         5,102
         6.0% due 07/04/07 .......................          850           987
         6.25% due 01/04/30 ......................        1,250         1,586
     Kredit Fuer Wiederaufbau (JP)
         5.0% due 07/04/11 .......................          950         1,053
                                                                   ----------
                                                                       16,955

Greece - 0.5%
     Hellenic Republic - Bonds (FG)
         8.8% due 06/19/07 .......................          293           375

Japan - 14.4%
     Government of Japan - (FG)
         0.5% due 09/20/06 .......................      160,000         1,361
         0.7% due 11/22/04 .......................      120,000         1,022
         0.9% due 12/22/08 .......................      670,000         5,811
         1.1% due 03/21/11 .......................       95,000           825
         1.8% due 03/22/10 .......................      250,000         2,289
                                                                   ----------
                                                                       11,308

Luxembourg - 1.8%
     General Motors Acceptance Corp. (AL)
         5.5% due 02/02/05 .......................          440           466
     KFW International Finance, Inc. (FB)
         1.75% due 03/23/10 ......................      100,000           920
                                                                   ----------
                                                                        1,386

Netherlands - 2.4%
     Government of Netherlands (FG)
         5.5% due 01/15/28 .......................   $      920    $    1,063
     Government of Netherlands - Bonds (FG)
         6.5% due 04/15/03 .......................          750           794
                                                                   ----------
                                                                        1,857

New Zealand - 0.4%
     Government of New Zealand - Bonds (FG)
         8.0% due 11/15/06 .......................          500           281

Spain - 2.3%
     Kingdom of Spain (FG)
         6.15% due 01/31/13 ......................        1,500         1,804

Supra National - 13.9%
     Allied Irish Banks plc (JP)
         7.5% due 12/29/49 .......................          500           584
     Arena Brands Co. (JG)
         6.1% due 11/15/62 .......................          500           550
     AT&T Corp. - 144A(a) (J1)
         6.0% due 11/21/06 .......................          250           262
     Bank of Ireland (JP)
         6.45% due 02/10/10 ......................        1,000         1,166
     BAT International Finance (FB)
         4.875% due 02/25/09 .....................          600           633
     BNP Paribas (JP)
         5.25% due 01/23/14 ......................          125           137
     Daimler Chrysler International Finance Co.
      (AL)
         6.125% due 03/21/06 .....................          600           664
     Deutsche Telekom International Finance BV
      (FB)
         7.5% due 05/29/07 .......................          125           141
     Deutsche Telekom International Finance BV
      (FB)
         8.125% due 05/29/12 .....................          730           855
     European Investment Bank - Notes (JP)
         3.0% due 09/20/06 .......................       90,000           837
     Federal National Mortgage Assoc. - Bonds
      (FD)
         2.125% due 10/09/07 .....................      100,000           913
     Fixed Link Finance BV (JQ)
         6.3% due 08/28/25 .......................          250           402
     France Telecom (JI)
         7.25% due 03/14/08 ......................          250           279
         9.0% due 03/14/11 .......................          180           312
     GIE Psa Tresorerie - Bonds (BO)
         5.875% due 09/27/11 .....................          250           280
     Household Finance Corp. (AH)
         5.0% due 11/16/06 .......................          330           344
     International-American Development Bank -
      Bonds (JP)
         1.9% due 07/08/09 .......................      100,000           922
     Kingdom of Spain - Notes (FG)
         3.1% due 09/20/06 .......................      120,000         1,119

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
GLOBAL BOND FUND

                                                         Par        Market
                  Name of Issuer                        Value        Value
                                                       (000's)     (000's)

PUBLICLY-TRADED BONDS - Continued

Supra National - Continued
     Standard Charter Bank (JP)
         5.375% due 05/06/09 .....................   $      500    $      533
                                                                   ----------
                                                                       10,933
Sweden - 3.4%
     Kingdom of Sweden (FG)
         3.5% due 04/20/06 .......................        6,700           759
         5.0% due 01/28/09 .......................       10,900         1,295
     Spintab - Bonds (BO)
         6.0% due 04/20/09 .......................        5,000           612
                                                                   ----------
                                                                        2,666

United Kingdom - 8.0%
     Aegon NV - Notes (JR)
         6.125% due 12/15/31 .....................          110           180
     British Telecom Plc (J1)
         7.125% due 02/15/11 .....................          910         1,069
     Imperial Tobacco Finance plc (JI)
         6.375% due 09/27/06 .....................          510           567
     Koninklijke KPN NV - Notes (JY)
         4.75% due 11/05/08 ......................        1,060         1,102
     MMO2 (JQ)
         6.375% due 01/25/07 .....................          655           687
     Royal Bank of Scotland (JP)
         4.875% due 03/26/09 .....................          125           134
     U.K. Treasury - Bonds (FG)
         6.0% due 12/07/28 .......................           50            99
     U.K. Treasury (FG)
         7.25% due 12/07/07 ......................          605         1,106
         8.0% due 12/07/15 .......................          480         1,042
         8.0% due 06/07/21 .......................          125           289
                                                                   ----------
                                                                        6,275

United States - 19.3%
     Aetna Inc. - Sr. Notes (JR)
         7.375% due 03/01/06 .....................          100           108
     American Tower Corp. - Sr. Notes (JW)
         9.375% due 02/01/09 .....................          225           177
     Analog Devices, Inc. - Sub. Notes (J0)
         4.75% due 10/01/05 ......................           50            50
     AT & T Wireless Services, Inc. - Sr. Notes
      (J2)
         7.35% due 03/01/06 ......................           80            82
     California Infrastructure Development - Ser.
      1997-1 CTF Cl. A7 (FB)
         6.42% due 09/25/08 ......................          100           109
     Cendant Corp. - Notes (BO)
         6.875% due 08/15/06 .....................           50            52
     Chancellor Media Corp. (JA)
         8.0% due 11/01/08 .......................          125           136
     Cilcorp, Inc. - Sr. Notes (J3)
         8.7% due 10/15/09 .......................           15            16
     Cingular Wireless LLC - 144A (a) (J2)
         6.5% due 12/15/11 .......................   $      125    $      135
     Clear Channel Communications, Inc. (JA)
         7.65% due 09/15/10 ......................          125           142
     Constellation Energy Group, Inc. - Sr. Notes
      (J3)
         6.125% due 09/01/09 .....................           50            51
     Credit Suisse First Boston Mortgage - Cl. A2
      (JP)
         5.935% due 01/15/06 .....................          100           108
     Crown Castle International Corp. - Sr. Notes
      (J1)
         10.75% due 08/01/11 .....................           75            66
     Delhaize America, Inc. - Notes (JF)
         8.125% due 04/15/11 .....................           35            34
     Deutsche Telekom International (J1)
         8.5% due 06/15/10 .......................           75            86
     Devon Financing Corp. United LC - Notes
      (JQ)
         6.875% due 09/30/11 .....................           50            56
     Dominion Resources, Inc. - Notes (J3)
         5.7% due 09/17/12 .......................           50            52
     Federal Home Loan Mortgage Corp. - Bonds
      (FD)
         5.5% due 12/25/32 .......................          250           255
         6.0% due 01/25/32 .......................          250           258
     Federal National Mortgage Assoc. - Notes
      (FD)
         5.125% due 02/13/04 .....................          500           521
         6.0% due 05/15/08 .......................          300           340
     Federal National Mortgage Assoc. - Bonds
      (FD)
         5.5% due 09/01/17 .......................          186           194
         6.0% due 07/01/17 .......................          177           185
         6.0% due 12/01/31 .......................          184           190
         6.5% due 08/01/13 .......................          255           270
         6.5% due 07/01/17 .......................          145           153
         6.5% due 09/01/30 .......................          319           332
         6.5% due 09/01/32 .......................          399           415
         7.0% due 11/01/30 .......................          245           258
         7.0% due 12/01/30 .......................           50            53
         7.0% due 12/01/30 .......................           55            58
         7.0% due 09/01/31 .......................          122           129
         7.5% due 12/01/29 .......................          170           181
         7.5% due 12/01/30 .......................           72            76
     First Union National Bank Commercial &
      Mortgage Trust - CTF Cl. A1 (JP)
         5.585% due 08/12/10 .....................           72            77
     France Telecom SA - Notes (J1)
         9.25% due 03/01/11 ......................           50            58
     Gemstone Investor, Ltd. - Sr. Notes (JQ)
         7.71% due 10/31/04 ......................          100            77

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
GLOBAL BOND FUND

                                                         Par         Market
                  Name of Issuer                        Value        Value
                                                       (000's)      (000's)

PUBLICLY-TRADED BONDS - Continued

United States - Continued
     General Motors Acceptance Corp. - Notes (AL)
         6.875% due 09/15/11 .....................   $      175    $      175
     Government National Mortgage Assoc. -
      Bonds (FD)
         6.0% due 12/15/32 .......................          650           676
     HCA, Inc. - Notes (BO)
         6.95% due 05/01/12 ......................           50            53
     Household Financial Corp. (AH)
         5.75% due 01/30/07 ......................           75            78
     J.C. Penney, Inc. - Debs. (JD)
         7.95% due 04/01/17 ......................           25            22
     Liberty Media Corp. - Bonds (JA)
         7.875% due 07/15/09 .....................           75            81
     Pogo Producing Co. - Sr. Sub. Notes (BB)
         10.375% due 02/15/09 ....................           50            54
     Progress Energy, Inc. - Sr. Notes (J3)
         7.1% due 03/01/11 .......................          100           110
     Salomon Brothers Commercial and Mortgage
      Trust - CTF 2001-Cl Cl. A3 (JQ)
         6.428% due 12/18/35 .....................          125           140
     Six Flags, Inc. - Sr. Notes (BZ)
         9.5% due 02/01/09 .......................          100            96
     Solectron Corp. - Sr. Notes (JY)
         9.625% due 02/15/09 .....................           50            49
     Spectrasite Holdings, Inc. - Sr. Notes Ser. B
      (JW)
         10.75% due 03/15/10 .....................           75            28
     Sprint Capital Corp. (J1)
         7.625% due 01/30/11 .....................           50            48
     Sprint Capital Corp. - Notes (J1)
         7.125% due 01/30/06 .....................           50            50
         8.375% due 03/15/12 .....................          100            99
     Staples, Inc. - Sr. Notes 144A (a) (JE)
         7.375% due 10/01/12 .....................           50            55
     Telstra, Ltd. - Notes (J1)
         6.375% due 04/01/12 .....................          125           138
     U.S. Treasury - Notes (TN)
         3.25% due 05/31/04 ......................        2,125         2,182
         5.75% due 08/15/10 ......................          900         1,035
         6.25% due 02/15/07 ......................          675           774
     U.S. Treasury - Bonds (TB)
         5.25% due 02/15/29 ......................        1,000         1,045
         7.25% due 05/15/16 ......................        1,000         1,280
         7.875% due 02/15/21 .....................          450           617
         8.875% due 08/15/17 .....................          300           438
     Univision Communications, Inc. - Sr. Notes
      (JA)
         7.85% due 07/15/11 ......................          100           114
     Washington Mutual, Inc. (JQ)
         5.625% due 01/15/07 .....................          125           134
     Young Broadcasting, Inc. - Sr. Sub. Notes
      (JA)
         10.0% due 03/01/11 ......................   $       34    $       34
                                                                   ----------
                                                                       15,145
                                                                   ----------
                      TOTAL PUBLICLY-TRADED BONDS-         95.1%       74,606

INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
 SECURITIES-6.0%
     State Street Navigator Securities Lending
         Portfolio ...............................        4,711         4,711

SHORT-TERM INVESTMENTS - 3.7%
         Investment in joint trading account
          (Note B)
         1.388% due 01/02/03 .....................        2,893         2,893
                                                     ----------    ----------
                                TOTAL INVESTMENTS-        104.8%       82,210
               Cash and Receivables, less payables-        (4.8)%      (3,739)
                                                     ----------    ----------
                                       NET ASSETS-        100.0%   $   78,471
                                                     ==========    ==========

(a) Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, securities aggregated $452 or 0.6% of net assets of the Portfolio.

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
GLOBAL BOND FUND

SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY

                                                           Market      % of
                                            Industry       Value     Long-Term
                   Industry               Abbreviation    (000s)    Investments

Foreign Governmental ...................       FG       $   42,050         56.4%
Banks ..................................       JP            5,552          7.5%
U.S. Government Agencies ...............       FD            5,457          7.3%
U.S. Treasury Notes ....................       TN            3,991          5.3%
U.S. Treasury Bonds ....................       TB            3,381          4.5%
Finance ................................       FB            2,657          3.6%
Diversified Telecommunication Services..       J1            2,466          3.3%
Diversified Financials .................       JQ            1,496          2.0%
Auto Loan ..............................       AL            1,305          1.7%
Electronic Equipment & Instruments .....       JY            1,150          1.5%
Commercial Services & Supplies .........       BO              997          1.3%
Credit Card ............................       AC              807          1.1%
Tobacco ................................       JI              567          0.8%
Beverages ..............................       JG              550          0.7%
Media ..................................       JA              507          0.7%
Home Equity Loan .......................       AH              423          0.6%
Insurance ..............................       JR              288          0.4%
Electric Utilities .....................       J3              229          0.3%
Wireless Telecommunications Services ...       J2              217          0.3%
Communications Equipment ...............       JW              205          0.3%
Hotels Restaurants & Leisure ...........       BZ               96          0.1%
Speciality Retail ......................       JE               55          0.1%
Oil & Gas ..............................       BB               54          0.1%
Semiconductor Equipment & Products .....       J0               50          0.1%
Food & Drug Retailing ..................       JF               34          0.0%
Multiline Retail .......................       JD               22          0.0%
                                                        ----------   ----------
                                                        $   74,606        100.0%
                                                        ==========   ==========

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
(000's Omitted)

NOTE A--ORGANIZATION
     The John Hancock Variable Series Trust I (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is organized as a Massachusetts business trust. The Trust consists of twenty-seven funds: Large Cap Growth, Fundamental Growth, Active Bond, Emerging Markets Equity, International Equity Index, Small Cap Growth, Health Sciences, Global Balanced, Multi Cap Growth (formerly, Mid Cap Growth), Large Cap Value, Large Cap Value CORE, Fundamental Value (formerly, Large/Mid Cap Value), Money Market, Small/Mid Cap Growth, Bond Index, Large Cap Aggressive Growth, Small/Mid Cap CORE, Small Cap Value, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity, International Opportunities, Equity Index, High Yield Bond and Global Bond Funds (collectively, "the Funds"). The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Insurance Account UV ("JHVLIAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: For the Large Cap Growth, Fundamental Growth, Emerging Markets Equity, Small Cap Growth, Health Sciences, Multi Cap Growth, Large Cap Value, Large Cap Value CORE, Fundamental Value, Small/Mid Cap Growth, Large Cap Aggressive Growth, Small/Mid Cap CORE, Small Cap Value, Real Estate Equity, Growth & Income, Managed, Small Cap Equity, and Equity Index Funds:
Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     For the Active Bond, Bond Index, Managed, Short-Term Bond, High Yield Bond and Global Bond Funds: Debt investment securities having a primary market over-the-counter are valued on the basis of valuations furnished by a pricing service which determines valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices.

     For the Money Market Fund: The Board of Trustees has determined that the appropriate method for valuing Fund securities is amortized cost, so long as the average weighted maturity of money market instruments comprising the Fund does not exceed 90 days. Accordingly, Fund securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the Fund.

     For each of the Funds, short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     For the International Equity Index, Global Balanced and International Opportunities Funds: Investments in securities traded on national securities exchanges in the United States or on equivalent foreign exchanges are normally valued at the last quoted sales price on such exchanges as of the close of business on the date of which assets are valued. Securities traded in the over-the-counter market and securities traded with no sales on the day of valuation are normally valued at their last available bid price. All Fund securities initially expressed in terms of foreign currencies have been translated into U.S. Dollars as described in "Currency Translation" below.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Funds, are valued at fair value as determined in good faith by the Board of Trustees. Investment security transactions are recorded on the date of purchase or sale.

     Repurchase agreements: The Funds may enter into repurchase agreements which are contracts under which a Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Funds' cost plus interest). A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. A Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint repurchase agreements: The Active Bond and Small Cap Growth Funds, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. ("Adviser"), an indirect wholly-owned subsidiary of John Hancock, may participate in a joint repurchase agreement pursuant to an exemptive order issued by the Securities and Exchange Commission. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. Government and/or its agencies. The Funds' custodian bank receives delivery of the underlying securities for the joint repurchase agreement on the Funds' behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times. The Large Cap Value CORE and Small/Mid Cap CORE Funds, along with other registered investment companies having a management contract with Goldman Sachs Asset Management (GSAM), may participate in a joint repurchase agreement pursuant to an exemptive order issued by the Securities and Exchange Commission. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. Government and/or its agencies. The Funds' custodian bank receives delivery of the underlying securities for the joint repurchase agreement on the Funds' behalf. GSAM is responsible for ensuring that the agreement is fully collateralized at all times.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Funds to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2002 are as follows:

Name of Issuer                                                 Market Value
--------------                                                 ------------
Abbey National LLC., 1.35%, due 01/03/03                       $     45,333
American Express Credit Corp., 1.28%, due 01/07/03                   50,000
Barton Capital Corp., 1.45%, due 01/02/03                            19,000
Barton Capital Corp., 1.42%, due 01/06/03                            30,536
Blue Ridge Asset, 1.45%, due 01/06/03                                25,000
CBA Delaware Finance, Inc. 1.38%, due 01/03/03                       10,000
Ed & F Man Treasury Management, 1.30%, due 01/07/03                  24,000
General Electric Capital Corp., 1.35%, due 01/03/03                  50,000
Goldman Sachs Group, 1.43%, due 01/02/03                             50,000
National Australia Funding, Inc., 1.34%, due 01/02/03                50,000
New Center Asset, 1.28%, due 01/07/03                                25,000
Old Line Funding Corp., 1.40%, due 01/02/03                          22,106

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

Name of Issuer                                                 Market Value
--------------                                                 ------------
Preferred Receivables Funding Corp., 1.40%, due 01/03/03       $     30,010
Salomon Smith Barney Holdings, 1.35%, due 01/02/03                   50,000
Sheffield Receivables Corp., 1.45%, due 01/03/03                     50,000
UBS Finance Inc., 1.25%, due 01/07/03                                13,546
                                                               ------------
   Joint Trading Account Totals                                $    544,531
                                                               ============

     Currency translation: All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Funds. Unrealized exchange adjustments are included in unrealized appreciation (depreciation) of investments. Transactions affecting statement of operations accounts and net realized gain (loss) on investments translated at the rates prevailing at the dates of transactions.

     The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

     Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between trade and settlement dates of security transactions, and the difference between the amounts of net investment income accrued and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

     Discount and premium on debt securities: The Funds accrete discount and amortize premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

     Expenses: Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributed to a Fund are allocated on the basis of relative net assets.

     Bank borrowings: The Funds (except for Money Market and International Equity Index Funds) are permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Funds (excluding Equity Index) have entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's recordkeeper and custodian and the Bank of New York. These agreements enable the Funds to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Equity Index has entered into a syndicated line of credit with Fleet Bank. This agreement enables the Equity Index Fund to participate in an unsecured line of credit, which permits borrowings up to $10 Million. Interest is charged to each Fund, based on its borrowing. In addition, a commitment fee is charged to each Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations. The following funds had borrowings under the line of credit during the year ended December 31, 2002:

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

                              Average Daily Loan Balance
                              During the Period for which   Weighted Average
Fund                            Loans were Outstanding       Interest Rate       Interest Expense
----                          ---------------------------   ----------------     ----------------
Fundamental Growth                    $       67                 2.16%               $     -
Health Sciences                              185                 2.18                      -
Global Balanced                              490                 2.28                      -
Large Cap Value CORE                          85                 2.07                      -
Fundamental Value                             70                 2.25                      -
Bond Index                                 3,281                 1.75                      -
Large Cap Aggressive Growth                  163                 1.96                      -
Small/Mid Cap CORE                           726                 2.25                      -
Small Cap Value                              506                 2.26                      -
Real Estate Equity                           803                 1.77                      -
Growth & Income                              200                 2.31                      -
Small Cap Equity                             895                 1.79                      -
International Opportunities                1,684                 1.94                      5
High Yield Bond                              666                 1.92                      -
Global Bond                                3,692                 1.76                      1
Emerging Markets Equity                      585                 1.77                      -

     Securities lending: Certain Funds (Large Cap Growth, Fundamental Growth, Active Bond, International Equity Index, Small Cap Growth, Health Sciences, Multi Cap Growth, Large Cap Value, Fundamental Value, Small/Mid Cap Growth, Bond Index, Small/Mid Cap CORE, Small Cap Value, Growth & Income, Managed, Short-Term Bond, Small Cap Equity, International Opportunities and Global Bond Funds) have entered into an agreement with SSBT to lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. These loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, these Funds may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At December 31, 2002, the market value of the securities loaned and the market value of the collateral were as follows:

Fund                           Value of Securities Loaned    Value of Collateral
----                           --------------------------    -------------------
Large Cap Growth                      $      8,471              $      8,792
Fundamental Growth                           1,103                     1,140
Active Bond                                 94,460                    96,601
International Equity Index                  24,141                    25,433
Small Cap Growth                            29,615                    31,085
Health Sciences                              5,596                     5,759
Multi Cap Growth                             9,956                    10,176
Large Cap Value                              4,720                     5,152
Fundamental Value                            2,890                     3,002
Small/Mid Cap Growth                        15,202                    15,946
Bond Index                                  52,139                    53,245

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES-Continued

Fund                           Value of Securities Loaned    Value of Collateral
----                           --------------------------    -------------------
Small/Mid Cap CORE                    $     12,163              $     12,721
Small Cap Value                             29,306                    30,729
Growth & Income                             11,346                    11,578
Managed                                     99,296                   101,925
Short-Term Bond                             30,111                    30,727
Small Cap Equity                            12,447                    13,237
International Opportunities                 10,852                    11,364
Global Bond                                  4,607                     4,711


     Financial futures contracts: The Large Cap Growth, Active Bond, Emerging Markets Equity, International Equity Index, Small Cap Growth, Health Sciences, Global Balanced, Multi Cap Growth, Large Cap Value CORE, Fundamental Value, Small/Mid Cap Growth, Small Cap Value, Small/Mid Cap CORE, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Equity Index, High Yield Bond and Global Bond Funds may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Funds as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risk of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At December 31, 2002, open financial futures contracts were as follows:

                                        Open                                      Unrealized
Fund                                  Contracts   Position   Expiration Month     Gain (loss)
----                                  ---------   --------   ----------------     -----------
INTERNATIONAL EQUITY INDEX
CAC 40 10 Euro Index Futures             18         Long        March 03           $      (21)
DAX Index Futures                         7         Long        March 03                  (54)
Nikkei 225 Index Futures                 26         Long        March 03                  (10)
FTSE 100 Index Futures                   14         Long        March 03                   (8)
                                                                                   ----------
                                                                                   $      (93)
                                                                                   ==========
LARGE CAP VALUE CORE
S&P 500 Index Futures                     1         Long        March 03           $        -
                                                                                   ==========
FUNDAMENTAL VALUE
S&P 500 Index Futures                     6         Long        March 03           $     (104)
                                                                                   ==========
SMALL/MID CAP CORE
Russell 2000 Index Futures                2         Long        March 03           $       (2)
                                                                                   ==========

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

                                        Open                                      Unrealized
Fund                                  Contracts   Position   Expiration Month     Gain (loss)
----                                  ---------   --------   ----------------     -----------
EQUITY INDEX
S&P 500 Index Futures                    63         Long        March 03           $     (272)
                                                                                   ==========

     At December 31, 2002, the Large Cap Value CORE and Small/Mid Cap CORE, had deposited $34 and $24, respectively, in segregated accounts to cover initial margin requirements on open financial futures contracts.

     Forward foreign currency contracts: The Funds may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage Funds' currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Funds' investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Funds' securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date.

     As of December 31, 2002 the Emerging Markets Equity, International Equity Index, Health Sciences, Global Balanced, Multi Cap Growth and Global Bond Funds had open forward foreign currency contracts which contractually obligate the Fund to deliver or receive currencies at a specified date, as follows:

                                     Principal Amount                           Unrealized
Fund                               Covered by Contract   Expiration Month       Gain (loss)
----                               -------------------   ----------------     ---------------
EMERGING MARKETS EQUITY

Currency Purchased
Indonesian Rupiah                                 17          January 03      $            -
                                                                              ==============

INTERNATIONAL EQUITY INDEX

Currency Purchased
Euro                                             570            March 03      $           15
Euro                                             582            March 03                  14
Japanese Yen                                   1,112            March 03                  24
Pound Sterling                                   878            March 03                  10
                                                                              --------------
                                                                              $           63
                                                                              ==============

Currency Sold
Euro                                              60            March 03      $            -
Euro                                              27            March 03                   -
Japanese Yen                                      22            March 03                   -
                                                                              --------------
                                                                              $            -
                                                                              ==============

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

                                     Principal Amount                           Unrealized
Fund                               Covered by Contract   Expiration Month       Gain (Loss)
----                               -------------------   ----------------     ---------------
HEALTH SCIENCES

Currency Purchased
Australian Dollar                                 61            March 03      $            1
Canadian Dollar                                   77            March 03                  (1)
Swiss Franc                                      298            March 03                  19
Danish Krone                                      28            March 03                   1
Euro                                             513            March 03                  27
Pound Sterling                                   341            March 03                  10
Japanese Yen                                      85            March 03                   4
                                                                              --------------
                                                                              $           61
                                                                              ==============

Currency Sold
Swiss Franc                                       63            March 03      $           (3)
Japanese Yen                                      79            March 03                  (2)
                                                                              --------------
                                                                              $           (5)
                                                                              ==============
GLOBAL BALANCED

Currency Purchased
Euro                                              41         February 03      $            1
Euro                                             111         February 03                   8
Euro                                              60            March 03                   3
Euro                                             242            March 03                  17
Euro                                              59            April 03                   4
Japanese Yen                                     149          January 03                   5
Japanese Yen                                     163         February 03                   5
Japanese Yen                                      96         February 03                   5
Japanese Yen                                      60            April 03                   2
                                                                              --------------
                                                                              $           50
                                                                              ==============

Currency Sold
Canadian Dollar                                   41         February 03      $            -
Euro                                             149          January 03                  (8)
Euro                                             382            March 03                 (15)
Euro                                              60            April 03                  (5)
Japanese Yen                                     111         February 03                   -
Japanese Yen                                     242            March 03                  (5)
Japanese Yen                                      60            April 03                  (3)
Mexican Peso                                      60            March 03                   2
                                                                              --------------
                                                                              $          (34)
                                                                              ==============

MULTI CAP GROWTH

Currency Sold
Euro                                             205          January 03      $           (5)
Euro                                             903            March 03                 (37)
Euro                                           2,357            April 03                 (45)
                                                                              --------------
                                                                              $          (87)
                                                                              ==============

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

                                     Principal Amount                           Unrealized
Fund                               Covered by Contract   Expiration Month       Gain (Loss)
----                               -------------------   ----------------     ---------------
GLOBAL BOND

Currency Purchased
Euro                                             544          January 03      $           16
Japanese Yen                                     537          January 03                  21
Japanese Yen                                   1,445         February 03                  36
Japanese Yen                                   1,805         February 03                  28
                                                                              --------------
                                                                              $          (85)
                                                                              ==============

Currency Sold
Euro                                             800          January 03      $          (38)
Euro                                             254         February 03                  (8)
Euro                                           1,805         February 03                 (89)
Euro                                             306            March 03                  (8)
                                                                              --------------
                                                                              $         (143)
                                                                              ==============

     Federal income taxes: Each of the Funds intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2002, the Funds had approximate net tax basis capital loss carryforwards, which may be applied against any net taxable gains, as follows: Large Cap Growth had $195,795 and $126,043, which expire in 2009 and 2010 respectively; Fundamental Growth had $633, $3,441, $20,263 and $9,747, which expire in 2007, 2008, 2009 and 2010 respectively; Active Bond had $7,378 and $14,370, which expire in 2007 and 2008, respectively; Emerging Markets Equity had $13,587 and $3,211, which expire in 2009 and 2010, respectively; International Equity Index had $6,989 and $7,680, which expire in 2009 and 2010, respectively; Small Cap Growth had $2,089, $8,256, $2,042, $43,738 and $35,469,
which expire in 2007, 2008, 2009 and 2010, respectively; Health Sciences had $184 and $3,104, which expire in 2009 and 2010, respectively; Global Balanced had $478 and $2,241, which expire in 2009 and 2010, respectively; Multi Cap Growth had $207,299 and $105,946, which expire in 2009 and 2010, respectively; Large Cap Value CORE had $491 and $5,514, which expire in 2009 and 2010 respectively; Fundamental Value had $406 and $18,317, which expire in 2009 and 2010, respectively; Money Market had $4 and $78, which expire in 2007 and 2008, respectively; Small/Mid Cap Growth had $663 and $4,483, which expire in 2009 and 2010, respectively; Large Cap Aggressive Growth had $6,402 and $9,628, which expire in 2009 and 2010, respectively; Small/Mid Cap CORE had $2,629, which expires in 2010; Growth & Income had $1,307, $12,242, $472,612 and $228,422,
which expire in 2007, 2008, 2009 and 2010, respectively; Managed had $2,000, $90,271 and $87,460, which expire in 2008, 2009 and 2010, respectively; Short-Term Bond had $624 and $679, which expire in 2007, and 2008, respectively; Small Cap Equity had $11,459 and $2,742, which expire in 2009 and 2010, respectively; International Opportunities had $266, $2,071, $2,540, $9,656 and $12,511, which expire in 2006, 2007, 2008, 2009 and 2010, respectively; Equity Index had $3,209 and $15,841, which expire in 2009 and 2010, respectively; High Yield Bond had $276, $513, $2,223 and $8,179, which expire in 2007, 2008, 2009 and 2010, respectively; and Global Bond had $634, $2,108 and $1, which expire in 2007, 2008 and 2010, respectively.

     Included in the above, certain losses from the International Opportunities Fund, Fundamental Growth Fund, Growth & Income Fund, Small Cap Growth Fund and Managed Fund may be subject to certain limitations imposed by Sections 382-384 of the Internal Revenue Code.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     In addition, from the period November 1, 2002 through December 31, 2002, the following portfolios incurred approximate net realized capital losses as follows: Large Cap Growth had $10,397; Fundamental Growth had $991, Emerging Markets Equity had $414, Health Sciences had $227; Global Balanced had $390; Multi Cap Growth had $2,979; Large Cap Value had $777; Large Cap Value CORE had $1,149; Fundamental Value had $2,110; Small/Mid Cap Growth had $2,434; Large Cap Aggressive Growth had $760; Small/Mid Cap CORE had $972; Real Estate Equity had $538; Growth & Income had $31,184; Managed had $10,321; Small Cap Equity had $3,387; International Opportunities had $5,469; Equity Index had $1,808; and High Yield Bond had $5,203.

     Dividends, Interest and Distributions: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Dividend income for the Large Cap Growth, Emerging Markets Equity, International Equity Index, Health Sciences, Global Balanced, Multi Cap Growth, Large Cap Value, Large Cap Value CORE, Fundamental Value, Large Cap Aggressive Growth, Real Estate, Growth & Income, Managed, Small Cap Equity, International Opportunities, Equity Index, and Global Bond Funds are shown net of foreign taxes withheld of $16, $75, $270, $11, $20, $1, $28, $1, $13, $2, $18, $201, $196, $1, $203, $21
and $11 respectively. Realized gains and losses from security transactions are determined on the basis of identified cost.

     A dividend of its net investment income will be declared and distributed daily by the Money Market Fund. Dividends of net investment income will be declared and distributed monthly by all other Funds. Each Fund will distribute all of its net realized capital gains annually, at the end of its fiscal year.

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     On May 1, 2001, the stable Net Asset Value of the Money Market portfolio changed from $10 to $1 due to a 10 for 1 stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the change in the Financial Highlights and has been reflected in the capital share activity on the Statement of Changes in Net Assets.

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 7, 2001, June 13, 2001, December 12, 2001, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the following rates:

          For the Large Cap Growth Fund, 0.80% on an annual basis of the first $500,000 of the net assets of the Fund; 0.75% for net assets between $500,000 and $1,000,000; and 0.70% for net assets in excess of $1,000,000
     (prior to 10/05/2022 the rates were 0.40%, 0.35% and 0.30%, respectively);

          For the Fundamental Growth Fund; 0.90% on an annual basis of the first $250,000 the Fund's net assets; and 0.85% for net assets in excess of $250,000;

          For the Active Bond Fund, 0.70% on an annual basis of the first $100,000 of the net assets of the Fund; 0.65% for net assets between $100,000 and $250,000; 0.61% for net assets between $250,000 and $500,000;
     0.58% for net assets between $500,000 and $1,000,000; and 0.55% for net assets in excess of $1,000,000;

          For the Emerging Markets Equity Fund, 1.65% on an annual basis of the first $10,000 of the Fund's net assets; 1.45% for net assets between $10,000 and $150,000; and 1.35% for net assets in excess of $150,000;

JOHN HANCOCK VARIABLE SERIES TRUST 1

December 31, 2002
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES -- Continued

          For the International Equity Index Fund, 0.18% on an annual basis of the first $100,000 of the Fund's net assets; 0.15% for net assets between $100,000 and $200,000; and 0.11% for net assets in excess of $200,000;

          For the Small Cap Growth Fund, 1.05% on an annual basis of the Fund's net assets;

          For the Health Sciences Fund, 1.00% on an annual basis of the first $250,000 of the Fund's net assets; 0.95% of net assets in excess of $250,000;

          For the Global Balanced Fund, 1.05% on an annual basis of the first $150,000 of the Fund's net assets; 0.95% for net assets between $150,000 and $300,000; 0.80% for net assets between $300,000 and $500,000; and 0.75%
     for net assets in excess of $500,000;

          For the Multi Cap Growth (formerly, Mid Cap Growth) Fund, 1.00% on an annual basis of the first $100,000 of the Fund's net assets; and 0.90% on an annual basis for net assets in excess of $100,000;

          For the Large Cap Value Fund, 0.75% on an annual basis of the Fund's net assets;

          For the Large Cap Value CORE Fund, 0.75% on an annual basis for the first $50,000 of the Fund's net assets; 0.65% for net assets between $50,000 and $200,000; and 0.60% in excess of $200,000;

          For the Fundamental Value Fund, 0.95% on an annual basis for the first $25,000 of the Fund's net assets; 0.85% for net assets between $25,000 and $50,000; 0.75% for net assets between $50,000 and $100,000; and 0.65% for net assets in excess of $100,000;

          For the Money Market Fund, 0.25% on an annual basis of the Fund's net assets;

          For the Small/Mid Cap Growth Fund, 1.00% on an annual basis of the first $50,000 of the Fund's net assets; 0.95% for net assets between $50,000 and $200,000; 0.90% for net assets in excess of $200,000;

          For the Bond Index Fund, 0.15% on an annual basis of the first $100,000 of the Fund's net assets; 0.13% for net assets between $100,000 and $250,000; 0.11% for net assets in excess of $250,000;

          For the Large Cap Aggressive Growth Fund, 1.00% on an annual basis for the first $10,000 of the Fund's net assets; 0.875% for net assets between $10,000 and $20,000; 0.75% for net assets in excess of $20,000;

          For the Small/Mid Cap CORE Fund, 1.05% on an annual basis of the first $50,000 of the Fund's net assets; 1.00% for net assets in excess of $50,000 (prior to 10/05/2002 the rates were 0.80% and 0.70%, respectively);

          For the Small Cap Value Fund, 0.95% on an annual basis of the Fund's net assets;

          For the Real Estate Equity Fund, 1.10% on an annual basis of the first $50,000 of the Fund's net assets, 1.00% for net assets between $50,000 and $100,000; 0.90% for net assets between $100,000 and $200,000 and 0.80% for net assets in excess of $200,000;

          For the Growth & Income Fund, 0.71% on an annual basis of the first $150,000 of the Fund's net assets; 0.69% for net assets between $150,000 and $300,000; and 0.67% for net assets in excess of $300,000;

          For the Managed Fund, 0.74% on an annual basis of the first $500,000 of the Fund's net assets; 0.68% for net assets between $500,000 and $1,000,000; and 0.65% for net assets in excess of $1,000,000;

          For the Short-Term Bond Fund, 0.60% on an annual basis of the Fund's net assets;

          For the Small Cap Equity Fund, 0.90% on an annual basis of the first $150,000 of the Fund's net assets; 0.75% for net assets between $150,000 and $300,000; 0.65% for net assets between $300,000 and $500,000; and 0.60%
     for net assets in excess of $500,000;

          For the International Opportunities Fund, 1.30% on an annual basis of the first $20,000 of the Fund's net assets; 1.15% for net assets between $20,000 and $50,000; and 1.05% for net assets in excess of $50,000;

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES--Continued

          For the Equity Index Fund, 0.15% on an annual basis of the first $75,000 of the Fund's net assets; 0.14% for net assets between $75,000 and $125,000; and 0.13% for the net assets in excess of $125,000;

          For the High Yield Bond Fund, 0.80% on an annual basis of the first $100,000 of the Fund's net assets; 0.70% for net assets in excess of $100,000;

          For the Global Bond Fund, 0.85% on an annual basis of the first $150,000 of the Fund's net assets; 0.80% for net assets between $150,000 and $300,000; 0.75% for net assets between $300,000 and 500,000; and 0.70%
     for the net assets in excess of $500,000.

In the event that normal operating expenses of each Fund, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of each Fund's daily net asset value, John Hancock and JHVLICO will reimburse each Fund for such excess. Accordingly, for the year ended December 31, 2002, the reimbursements paid from John Hancock and JHVLICO were $45 to Fundamental Growth, $685 to Emerging Markets Equity, $202 to International Equity Index, $77 to Health Sciences, $88 to Global Balanced, $64 to Large Cap Value CORE, $13 to Small/Mid Cap Growth, $53 to Bond Index, $5 to Large Cap Aggressive Growth, $71 to Small/Mid Cap CORE, $2 to Small Cap Value, $23 to Small Cap Equity, $263 to International Opportunities, $33 to High Yield Bond, and $37 to Global Bond Funds.

     During the year ended December 31, 2000, John Hancock voluntarily contributed approximately $284 to the Money Market Fund. John Hancock received no shares of beneficial interest or other consideration in exchange for the contribution, which increased the Funds' net asset values.

     John Hancock has entered into Sub-Advisory Agreements with Independence Investment LLC, formerly Independence Investment Associates, Inc., with respect to the Large Cap Growth, International Equity Index Fund, Real Estate Equity, Growth & Income, Managed and Short-Term Bond Funds; with Wellington Management Company LLP, with respect to the Small Cap Value Fund; with Adviser, with respect to the Active Bond and Small Cap Growth Funds, each of whom is an affiliate of John Hancock, and, under the supervision of John Hancock, is responsible for the day-to-day investment management of each of the Funds. John Hancock has also entered into the Sub-Advisory Agreements with the following Sub-Advisers, each of whom under the supervision of John Hancock, is responsible for the day-to-day investment management of each of the Funds.

Fund                                 Sub-Advisers
----                                 ------------
Fundamental Growth                   Putnam Investment Management, LLC.
Emerging Markets Equity              Morgan Stanley Investment Management, Inc.
Health Sciences                      Putnam Investment Management, LLC
Global Balanced                      Capital Guardian Trust Company
Multi Cap Growth                     Janus Capital Corporation
Large Cap Value                      T. Rowe Price Associates, Inc.
Large Cap Value CORE                 Goldman Sachs Asset Management
Fundamental Value                    Wellington Management Company, LLP
Money Market                         Wellington Management Company, LLP

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES--Continued

Fund                                 Sub-Advisers
----                                 ------------
Small/Mid Cap Growth                 Wellington Management Company, LLP
Bond Index                           Mellon Bond Associates, LLP
Large Cap Aggressive Growth          Alliance Capital Management, LLP
Small/Mid Cap CORE                   Goldman Sachs Asset Management
Small Cap Value                      T. Rowe Price Associates, Inc.
Real Estate Equity                   Morgan Stanley Investment Management, Inc.
Growth & Income                      Putnam Investment Management, LLC
Managed                              Capital Guardian Trust Company
Small Cap Equity                     Capital Guardian Trust Company
International Opportunities          T. Rowe Price International, Inc.
Equity Index                         State Street Global Bank & Trust N.A.
High Yield Bond                      Wellington Management Company, LLP
Global Bond                          Capital Guardian Trust Company

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHVLIAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-I, and PPM-2, and some are also officers of John Hancock. Fees for independent trustees are paid by the Trust.

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S.government, for each Fund for the year ended December 31, 2002 were as follows:

Fund                               Purchases       Sales and Maturities
----                               ---------       --------------------
Large Cap Growth                 $    499,870          $    558,460
Fundamental Growth                     25,959                32,604
Active Bond                         2,717,653             2,552,598
Emerging Markets Equity                40,522                30,745
International Equity Index             18,973                25,364
Small Cap Growth                      111,574               123,970
Health Sciences                        26,677                26,642
Global Balanced                        23,168                19,826
Multi Cap Growth                      346,738               335,460
Large Cap Value                        85,295                40,443
Large Cap Value CORE                   43,974                52,619
Fundamental Value                     114,740               122,262
Small/Mid Cap Growth                  202,604               205,865
Bond Index                            170,369                70,507
Large Cap Aggressive Growth            19,547                22,211
Small/Mid Cap CORE                     65,995                56,656

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--Continued

Fund                               Purchases       Sales and Maturities
----                               ---------       --------------------
Small Cap Value                  $     81,615          $     50,043
Real Estate Equity                     64,226                40,509
Growth & Income                     1,533,005             1,687,146
Managed                             5,147,473             5,329,459
Short-Term Bond                       261,057               142,867
Small Cap Equity                       26,717                28,914
International Opportunities            84,175                65,971
Equity Index                          110,080                51,832
High Yield Bond                        65,494                48,247
Global Bond                            56,528                34,450

          The identified cost of investments owned by the Funds (including earned discount on corporate short-term notes, and commercial paper) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2002 were as follows:

                                                                                Net Unrealized
                                  Identified     Unrealized      Unrealized      Appreciation
Fund                                 Cost       Appreciation    Depreciation    (Depreciation)
----                             ------------   ------------    ------------    --------------
Large Cap Growth                 $    598,144   $     12,687    $   (115,326)   $   (102,639)
Fundamental Growth                     23,501            104          (3,543)         (3,439)
Active Bond                         1,145,047         33,340         (10,185)         22,890
Emerging Markets Equity                37,851            913          (4,667)         (3,754)
International Equity Index            138,112          4,457         (43,848)        (39,390)
Small Cap Growth                      137,801          7,213         (24,088)        (16,875)
Health Sciences                        26,291         (1,053)         (2,646)         (3,699)
Global Balanced                        32,602          1,566          (4,046)         (2,420)
Multi Cap Growth                      170,823            264         (10,459)        (10,195)
Large Cap Value                       294,235         11,430         (45,221)        (33,709)
Large Cap Value CORE                   45,353          1,002          (5,713)         (4,711)
Fundamental Value                     134,855          2,465         (16,073)        (13,608)
Small/Mid Cap Growth                  161,864          2,679         (23,980)        (21,301)
Bond Index                            202,607          8,827            (116)          8,909
Large Cap Aggressive Growth            28,066           (338)         (3,510)         (3,848)
Small/Mid Cap CORE                     51,649          1,919          (5,848)         (3,928)
Small Cap Value                       126,236          7,315         (12,248)         (4,895)
Real Estate Equity                    170,120         16,043         (10,844)          7,360
Growth & Income                     1,940,283         45,165        (502,629)       (179,623)
Managed                             2,272,640         52,580        (109,239)        (56,330)
Short-Term Bond                       209,702          5,161            (401)          4,994
Small Cap Equity                       68,853          3,291         (22,172)        (18,852)
International Opportunities           110,202         (8,670)        (17,048)        (25,748)
Equity Index                          663,660          4,060        (199,024)       (194,962)
High Yield Bond                        61,234            880          (3,029)         (1,820)
Global Bond                            70,520          7,061            (239)            980

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--Continued

     Distribution of Income and Gains: Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on it's federal income tax returns.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies and foreign denominated investments. Additionally, as a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of it's capital accounts without impacting the net asset value of the fund.

     At December 31, 2002, the Fund's components of distributable earnings on a tax basis were as follows:

                                Undistributed   Undistributed                  Net Unrealized
                                   ordinary     net long-term   Capital Loss    Appreciation
Fund                                Income      capital gain    carryforwards  (Depreciation)
----                            -------------   -------------   -------------  ---------------
Large Cap Growth                 $        414   $          -    $    321,838    $   (102,639)
Fundamental Growth                          -              -          34,084          (3,439)
Active Bond                             1,860              -          21,748          22,890
Emerging Markets Equity                   181              -          16,798          (3,754)
International Equity Index                239              -          14,669         (39,390)
Small Cap Growth                            -              -          91,594         (16,875)
Health Sciences                            53              -           3,288          (3,699)
Global Balanced                           284              -           2,719          (2,420)
Multi Cap Growth                            -              -         313,245         (10,195)
Large Cap Value                           509            400               -         (33,709)
Large Cap Value CORE                        -              -           6,005          (4,711)
Fundamental Value                           -              -          18,723         (13,608)
Money Market                               82              -              82               -
Small/Mid Cap Growth                        -              -           5,146         (21,301)
Bond Index                                  -              -               -           8,909
Large Cap Aggressive Growth                 -              -          16,030          (3,848)
Small/Mid Cap CORE                          -              -           2,629          (3,928)
Small Cap Value                             -              -               -          (4,895)
Real Estate Equity                          -          1,447               -           7,360
Growth & Income                           220              -         714,583        (179,623)
Managed                                31,294              -         179,731          56,330
Short-Term Bond                             -              -           1,303           4,994
Small Cap Equity                            -              -          14,201         (18,852)
International Opportunities               209              -          27,044         (25,748)

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--Continued

                                Undistributed   Undistributed                  Net Unrealized
                                   ordinary     net long-term   Capital Loss    Appreciation
Fund                                Income      capital gain    carryforwards  (Depreciation)
----                            -------------   -------------   -------------  ---------------
Equity Index                     $      5,533   $          -    $     19,050    $   (194,962)
High Yield Bond                           835              -          11,191          (1,820)
Global Bond                                 -              -           2,743             980

     In addition, during the year ended December 31, 2002, the tax character of distributions paid by the Fund are summarized as follows:

                              Distributions from         Distributions from
Fund                           ordinary income         long-term capital gain    Return of Capital
----                          ------------------       ----------------------    -----------------
Large Cap Growth                 $      2,023               $       -                 $     -
Active Bond                            52,675                       -                       -
Emerging Markets Equity                    93                       -                       -
International Equity Index              2,052                       -                       -
Health Sciences                            56                       -                       -
Global Balanced                           374                       -                       -
Large Cap Value                         4,351                   3,600                       -
Large Cap Value CORE                      581                       -                       -
Fundamental Value                       1,766                       -                      28
Money Market                           11,513                       -                       -
Small/Mid Cap Growth                        -                       -                   1,738
Bond Index                              9,249                     179                     217
Small/Mid Cap CORE                        226                       -                       2
Small Cap Value                           885                   1,001                   1,231
Real Estate Equity                      8,766                   4,175                       -
Growth & Income                        15,248                       -                       -
Managed                                39,246                       -                       -
Short-Term Bond                         7,972                       -                     489
Small Cap Equity                          114                       -                       -
International Opportunities               592                       -                       -
Equity Index                            4,601                   2,918                       -
High Yield Bond                         5,697                       -                       -
Global Bond                             3,132                       -                     335

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
(000's Omitted)

NOTE E--COMBINATION

     On December 6, 2001, shareholders approved the combination of several John Hancock Funds. The shareholders of the aquiring funds approved the combination of the funds in the following table:

Acquiring Fund                   Target Fund
--------------                   -----------
VST Active Bond                  VA Bond Fund
VST Growth & Income              VA Core Equity
VST Growth & Income              VA Large Cap Growth
VST Fundamental Growth           VA Mid Cap Growth
VST Small Cap Growth             VA Small Cap Growth

     These combinations provide for the transfer of substantially all of the assets and liabilites of the target funds to the aquiring funds in exchange solely for the fund shares of the acquiring funds. The acquisitions were accounted for as tax-free exchanges as follows:

                                                                             Target Fund     Acquiring Fund     Acquiring Fund
                                         Trust shares                         unrealized        net assets        aggregate net
           Acquiring Fund                  issued by        Target Fund      appreciation/       prior to         assets after
           vs. Target Fund              Acquiring Fund       net assets     (depreciation)      combination        combination
          ------------------            --------------      -----------     --------------    --------------     ---------------
VST Active Bond vs. VA Bond                  7,379          $   70,283       $       (24)      $    862,228       $    932,510
VST Growth & Income vs. VA Core Equity       2,924              35,113             4,160          2,454,326          2,489,440
VST Growth & Income vs.
 VA Large Cap Growth                           429               5,158               663          2,489,440          2,494,598
VST Fundamental Growth
 vs. VA \Mid Cap Growth                        554               4,720               602             33,059             37,780
VST Small Cap Growth
 vs. VA Small Cap Growth                       904          $   10,473       $     1,119       $    180,456       $    191,197

     On December 13, 2001, shareholders approved the combination of several John Hancock Funds. The shareholders of the aquiring funds approved the combination of the funds in the following table:

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
(000's Omitted)

NOTE E--COMBINATION--Continued

        Acquiring Fund                        Target Fund
        --------------                        -----------
VST Active Bond                       VST Active Bond II
VST Growth & Income                   VST Mid Cap Blend
VST Managed                           VST Aggressive Balanced
VST Money Market                      VA Money Market
VST Equity Index                      VA 500 Index
VST International Opportunities B     VA International
(formerly, International Equity)

     These combinations provide for the transfer of substantially all of the assets and liabilities of the target funds to the acquiring funds in exchange solely for the fund shares of the acquiring funds. The acquisitions were accounted for as tax-free exchanges as follows:

                                                                           Target Fund      Acquiring Fund   Acquiring Fund
                                   Trust shares                             unrealized        net assets     aggregate net
          Acquiring Fund vs.         issued by        Target Fund          appreciation/       prior to      assets after
              Target Fund         Acquiring Fund      net assets          (depreciation)      combination    combination
          ------------------      --------------      -----------         --------------    --------------   ---------------
VST Active Bond vs. VST
Active Bond II                           801         $        7,619       $          (26)   $      929,499   $      937,118
VST Growth & Income vs.
VST Mid Cap Blend                      1,623                 18,947                  954         2,417,601        2,436,548
VST Managed vs. VST
Aggressive Balanced                    1,253                 16,164                 (144)        2,482,375        2,498,539
VST Money Market vs. VA
Money Market                         130,550                130,550                    -           608,089          738,639
VST Equity Index vs. VA 500
Index                                  1,009                 15,141                3,209           509,212          524,353
VST International
Opportunities B (formerly,
International Equity) vs.
VA International                         268                  1,981                  (14)           26,223           28,204

     On December 18, 2001, shareholders approved the combination of several John Hancock Funds. The shareholders of the aquiring funds approved the combination of the funds in the following table:

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
(000's Omitted)

NOTE E--COMBINATION--Continued

    Acquiring Fund                          Target Fund
    --------------                          -----------
VST Large Cap Value Core                VST Large Cap Value Core II
VST Fundamental Value (formerly,        VST Large/Mid Cap
 Large/Mid Cap Value)                    Value II

     These combinations provide for the transfer of substantially all of the assets and liabilities of the target funds to the acquiring funds in exchange solely for the fund shares of the acquiring funds. The acquisitions were accounted for as tax-free exchanges as follows:

                                                                                            Acquiring Fund    Acquiring Fund
                                   Trust shares                            Target Fund        net assets      aggregate net
          Acquiring Fund vs.         issued by        Target Fund           unrealized         prior to        assets after
              Target Fund         Acquiring Fund      net assets           depreciation       combination      combination
          ------------------      --------------      -----------         --------------    --------------   ---------------
VST Large Cap Value Core vs.
VST Large Cap Value Core II                 675      $     6,577          $       (129)     $     52,227     $    58,804
VST Fundamental Value
 (formerly, Large/Mid Cap
Value) vs. VST Large/Mid Cap
 Value Core II                            9,640          102,164                (1,911)           57,138         159,302

     On June 12, 2002, the Board of Trustees approved the combination of two John Hancock Funds. On September 13, 2002 the two funds in the following table merged:

      Acquiring Fund                          Target Fund
      --------------                          -----------
VST International Opportunities         VST International Opportunities B
                                        (formerly, International Equity)

     This combination provides for the transfer of substantially all of the assets and liabilities of the target fund to the acquiring fund in exchange solely for the fund shares of the acquiring fund. This acquisition was accounted for as taxfree exchange as follows:

                                                                                            Acquiring Fund   Acquiring Fund
                                   Trust shares                            Target Fund        net assets      aggregate net
          Acquiring Fund vs.         issued by        Target Fund           unrealized         prior to       assets after
              Target Fund         Acquiring Fund      net assets           depreciation       combination     combination
          ------------------      --------------      -----------         --------------    --------------   ---------------
VST International
 Opportunities vs. VST
 International Opportunities B
 (formerly, International
 Equity)                                   3,278      $   24,706           $      (5,332)    $       71,914   $       96,620

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
(000's Omitted)

NOTE F--CHANGE IN ACCOUNTING PRINCIPLE

     Effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and began amortizing premiums and accreting discount on debt securities. Prior to this date, the Funds did not amortize premiums or accrete discount on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Funds, but resulted in a following reduction in the cost of the investments and a corresponding increase (decrease) in unrealized appreciation (depreciation) on investments, based on securities held as of December 31, 2000:

                                   Increase (decrease) in the Cost of     Increase (decrease) in Net
Fund                                          Investments                 Unrealized Appreciation
----                               ----------------------------------     --------------------------
Active Bond                                     $ (2,686)                         $ (2,686)
Global Balanced                                      (23)                              (23)
Bond Index                                          (490)                             (490)
Managed                                           (5,148)                           (5,148)
Short-Term Bond                                     (147)                             (147)
High Yield Bond                                      387                               387
Global Bond                                         (125)                             (125)

     The effect of this change in the year ended December 31, 2001 was as follows:

                                                            Increase (decrease) In Net         Increase
                              Increase (decrease) in Net             Unrealized             (decrease) in Net
Fund                              Investment Income          Appreciation/Depreciation      Realized Losses
----                          --------------------------    --------------------------      -----------------
Active Bond                         $  (4,024)                   $     (1,585)                $    (2,439)
Global Balanced                          (141)                            (20)                       (121)
Bond Index                               (675)                           (334)                       (341)
Managed                                (3,488)                           (617)                     (2,871)
Short-Term Bond                          (820)                           (372)                       (448)
High Yield Bond                           559                             390                         169
Global Bond                              (723)                           (140)                       (583)


     The effect of this change on the per share operating performance and on the annualized ratio of net investment income to average net assets in the year ended December 31, 2001 was as follows:

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------
(000's Omitted)

NOTE F--CHANGE IN ACCOUNTING PRINCIPLE--Continued

                                                   Increase       Increase (decrease)  Increase (decrease)
                                                 (decrease) in    in Net Realized and   in Net Investment
                                                Net Investment     Unrealized Gains     Income to Average
Fund                                           Income Per Share   (Losses) Per Share        Net Assets
----                                           ----------------   -------------------  -------------------
Active Bond                                                   -                    -                (.04)%
Global Balanced                                               -                    -                 .03%
Bond Index                                                    -                    -                (.06)%
Managed                                                       -                    -                   -%
Short-Term Bond                                 $         (0.01)   $           (0.01)               (.09)%
High Yield Bond                                            0.06                 0.06                1.10%
Global Bond                                                   -                    -                (.03)%

     The Statement of Changes in Net Assets and the Financial Highlights for prior periods have not been restated to reflect this change in presentation.

NOTE G--OTHER MATTERS (UNAUDITED)

Section 30 and Rule 30d-1(b) under the Investment Company Act of 1940, as amended, requires registered management investment companies to furnish information relating to any matter submitted during the reporting period to a vote of Shareholders of the Trust.

John Hancock Variable Series Trust I solicited a vote at special meeting of Contract owners/Policyholders held on March 14, 2002 on the following matters:

                                                                     For            Against             Abstain
                                                                     ---            -------             -------
For the Multi Cap Growth Fund (formerly, Mid
Cap Growth Fund):
To approve, as to the Mid Cap Growth Fund, a                          89%               4%                 7%
 new Sub-Investment Agreement among the Trust,
 John Hancock and Janus Capital Corp.

John Hancock Variable Series Trust I solicited a vote at special meeting of Contract owners/Policyholders held on October 7, 2002 on the following matters:

                                                                     For            Against             Abstain
                                                                     ---            -------             -------
FOR THE LARGE CAP GROWTH FUND:
To approve an amendment to change fundamental investment              85%               6%                 9%
 restriction on real estate.
To approve an amendment to change fundamental investment              81%              13%                 6%
 restriction loans.
To approve an amendment to change fundamental investment              82%              11%                 7%
 restriction on commodities and put and call options.
To approve an amendment to change fundamental investment              81%              13%                 6%
 restriction on borrowing money.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------

NOTE G--OTHER MATTERS (UNAUDITED)--Continued

                                                                                 For       Against    Abstain
                                                                                 ---       -------    -------
FOR THE LARGE CAP GROWTH FUND--CONTINUED:
To approve an amendment to change fundamental investment restriction on          79%         14%         7%
 purchasing securities on margin and selling securities short.
To approve an amendment to delete fundamental investment restriction on          82%         11%         7%
 issuing senior securities.
To approve an amendment to delete fundamental investment restriction for         83%         10%         7%
 investing for control.
To approve an amendment to delete fundamental investment restriction on          81%         12%         7%
 purchasing illiquid investments.
To approve an amendment to delete fundamental investment restriction on          83%         10%         7%
 purchasing securities issued by other investment companies.
To approve an "manager of managers" arrangement and delete the need for          80%         13%         7%
 shareholder approval of the retention or termination of sub-investment managers.
To approve an amendment to the current Investment Management Agreement           70%         23%         7%
 between the Trust and John Hancock, reflecting an increase in this Fund's investment advisory fee.

FOR THE FUNDAMENTAL GROWTH FUND:
To approve an amendment to change fundamental investment restriction on real     84%          7%         9%
 estate.
To approve an amendment to change fundamental investment restriction loans.      83%          7%        10%
To approve an amendment to change fundamental investment restriction on          84%          7%         9%
 commodities and put and call options.
To approve an amendment to change fundamental investment restriction on          83%          8%         9%
 borrowing money.
To approve an amendment to change fundamental investment restriction on          83%          8%         9%
 purchasing securities on margin and selling securities short.
To approve an amendment to delete fundamental investment restriction on          84%          7%         9%
 issuing senior securities.
To approve an amendment to delete fundamental investment restriction for         84%          7%         9%
 investing for control.
To approve an amendment to delete fundamental investment restriction on          84%          7%         9%
 diversification of investments.
To approve an "manager of managers" arrangement and delete the need for          84%          7%         9%
 shareholder approval of the retention or termination of sub-investment managers.

FOR THE ACTIVE BOND FUND:
To approve an amendment to change fundamental investment restriction on real     86%          7%         7%
 estate.
To approve an amendment to change fundamental investment restriction loans.      84%          9%         7%
To approve an amendment to change fundamental investment restriction on          82%         10%         8%
 commodities and put and call options.
To approve an amendment to change fundamental investment restriction on          81%         11%         8%
 borrowing money.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------

NOTE G--OTHER MATTERS (UNAUDITED)--Continued

                                                                                      For        Against    Abstain
                                                                                      ---        -------    -------
FOR THE ACTIVE BOND FUND-CONTINUED:
To approve an amendment to change fundamental investment restriction on                80%         12%         8%
 purchasing securities on margin and selling securities short.
To approve an amendment to delete fundamental investment restriction on issuing        82%         10%         8%
 senior securities.
To approve an amendment to delete fundamental investment restriction for               82%         10%         8%
 investing for control.
To approve an amendment to delete fundamental investment restriction on                82%         10%         8%
 purchasing illiquid investments.
To approve an amendment to delete fundamental investment restriction on                83%         10%         7%
 purchasing securities issued by other investment companies.
To approve an amendment to delete fundamental investment restriction on                82%         10%         8%
 diversification of investments.
To approve an "manager of managers" arrangement and delete the need for                80%         12%         8%
 shareholder approval of the retention or termination of sub-investment managers.

FOR THE EMERGING MARKETS EQUITY FUND:
To approve an amendment to change fundamental investment restriction loans.            79%         13%         8%
To approve an amendment to change fundamental investment restriction on                81%         12%         7%
 commodities and put and call options.
To approve an amendment to change fundamental investment restriction on                80%         13%         7%
 borrowing money.
To approve an amendment to change fundamental investment restriction on                79%         14%         7%
 purchasing securities on margin and selling securities short.
To approve an amendment to delete fundamental investment restriction on issuing        81%         12%         7%
 senior securities.
To approve an amendment to delete fundamental investment restriction for               81%         12%         7%
 investing for control.
To approve an amendment to delete fundamental investment restriction on                69%         24%         7%
 diversification of investments.
To approve an "manager of managers" arrangement and delete the need for                81%         12%         7%
 shareholder approval of the retention or termination of sub-investment managers.

FOR THE INTERNATIONAL EQUITY INDEX FUND:
To approve an amendment to change fundamental investment restriction on real           86%          9%         5%
 estate.
To approve an amendment to change fundamental investment restriction loans.            84%         11%         5%
To approve an amendment to change fundamental investment restriction on                84%         11%         5%
 commodities and put and call options.
To approve an amendment to change fundamental investment restriction on                82%         13%         5%
 borrowing money.
To approve an amendment to change fundamental investment restriction on                82%         13%         5%
 purchasing securities on margin and selling securities short.
To approve an amendment to delete fundamental investment restriction on issuing        84%         11%         5%
 senior securities.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------

NOTE G--OTHER MATTERS (UNAUDITED)--Continued

                                                                                       For       Against     Abstain
                                                                                       ---       -------     -------
FOR THE INTERNATIONAL EQUITY INDEX FUND-CONTINUED:
To approve an amendment to delete fundamental investment restriction for               85%         10%         5%
 investing for control.
To approve an amendment to delete fundamental investment restriction on                84%         11%         5%
 purchasing securities issued by other investment companies.
To approve an amendment to delete fundamental investment restriction on                81%         14%         5%
 diversification of investments.
To approve an "manager of managers" arrangement and delete the need for                83%         12%         5%
 shareholder approval of the retention or termination of sub-investment managers.

FOR THE SMALL CAP GROWTH FUND:
To approve an amendment to change fundamental investment restriction on real           87%          6%         7%
 estate.
To approve an amendment to change fundamental investment restriction loans.            84%          9%         7%
To approve an amendment to change fundamental investment restriction on                84%         10%         6%
 commodities and put and call options.
To approve an amendment to change fundamental investment restriction on borrowing      82%         11%         7%
 money.
To approve an amendment to change fundamental investment restriction on                83%         10%         7%
 purchasing securities on margin and selling securities short.
To approve an amendment to delete fundamental investment restriction on issuing        86%          8%         6%
 senior securities.
To approve an amendment to delete fundamental investment restriction for               86%          7%         7%
 investing for control.
To approve an amendment to delete fundamental investment restriction on                85%          9%         6%
 diversification of investments.
To approve an "manager of managers" arrangement and delete the need for                83%         10%         6%
 shareholder approval of the retention or termination of sub-investment managers.

FOR THE HEALTH SCIENCES FUND:
To approve an amendment to change fundamental investment restriction on real           88%          5%         7%
 estate.
To approve an amendment to change fundamental investment restriction loans.            81%         12%         7%
To approve an amendment to change fundamental investment restriction on                80%         13%         7%
 commodities and put and call options.
To approve an amendment to change fundamental investment restriction on borrowing      79%         13%         8%
 money.
To approve an amendment to change fundamental investment restriction on                80%         12%         7%
 purchasing securities on margin and selling securities short.
To approve an amendment to delete fundamental investment restriction on issuing        88%          5%         7%
 senior securities.
To approve an amendment to delete fundamental investment restriction for               86%          7%         7%
 investing for control.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------

NOTE G--OTHER MATTERS (UNAUDITED)--Continued

                                                                                       For       Against     Abstain
                                                                                       ---       -------     -------
FOR THE HEALTH SCIENCES FUND--CONTINUED:
To approve an "manager of managers" arrangement and delete the need for                77%         16%         7%
 shareholder approval of the retention or termination of sub-investment managers.

FOR THE GLOBAL BALANCED FUND:
To approve an amendment to change fundamental investment restriction on real           93%          2%         5%
 estate.
To approve an amendment to change fundamental investment restriction loans.            90%          6%         4%
To approve an amendment to change fundamental investment restriction on                92%          4%         4%
 commodities and put and call options.
To approve an amendment to change fundamental investment restriction on                89%          6%         5%
 borrowing money.
To approve an amendment to change fundamental investment restriction on                91%          5%         4%
 purchasing securities on margin and selling securities short.
To approve an amendment to delete fundamental investment restriction on issuing        90%          5%         5%
 senior securities.
To approve an amendment to delete fundamental investment restriction for               92%          4%         4%
 investing for control.
To approve an "manager of managers" arrangement and delete the need for                89%          6%         5%
 shareholder approval of the retention or termination of sub-investment managers.

FOR THE MULTI-CAP GROWTH FUND:
To approve an amendment to change fundamental investment restriction on real           89%          6%         5%
 estate.
To approve an amendment to change fundamental investment restriction loans.            85%          9%         6%
To approve an amendment to change fundamental investment restriction on                85%          9%         6%
 commodities and put and call options.
To approve an amendment to change fundamental investment restriction on                84%         10%         6%
 borrowing money.
To approve an amendment to change fundamental investment restriction on                84%         10%         6%
 purchasing securities on margin and selling securities short.
To approve an amendment to delete fundamental investment restriction on issuing        86%          8%         6%
 senior securities.
To approve an amendment to delete fundamental investment restriction for               87%          7%         6%
   investing for control.
To approve an "manager of managers" arrangement and delete the need for                84%         10%         6%
 shareholder approval of the retention or termination of sub-investment managers.

FOR THE LARGE CAP VALUE FUND:
To approve an amendment to change fundamental investment restriction on real           92%          5%         3%
 estate.
To approve an amendment to change fundamental investment restriction loans.            90%          6%         4%
To approve an amendment to change fundamental investment restriction on                91%          5%         4%
 commodities and put and call options.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------

NOTE G--OTHER MATTERS (UNAUDITED)--Continued

                                                                                                        For     Against    Abstain
                                                                                                        ---     -------    -------
FOR THE LARGE CAP VALUE FUND-CONTINUED:
To approve an amendment to change fundamental investment restriction on borrowing money.                 90%       6%         4%
To approve an amendment to change fundamental investment restriction on purchasing securities.           88%       8%         4%
     on margin and selling securities short.
To approve an amendment to delete fundamental investment restriction on issuing senior securities        91%       5%         4%
To approve an amendment to delete fundamental investment restriction for investing for control.          91%       5%         4%
To approve an amendment to delete fundamental investment restriction on diversification of               88%       8%         4%
     investments.
To approve an "manager of managers" arrangement and delete the need for shareholder approval             90%       6%         4%
     of the retention or termination of sub-investment managers.

FOR THE LARGE CAP VALUE CORE FUND:
To approve an amendment to change fundamental investment restriction on real estate.                     91%       3%         6%
To approve an amendment to change fundamental investment restriction loans.                              90%       5%         5%
To approve an amendment to change fundamental investment restriction on commodities and put              90%       5%         5%
     and call options.
To approve an amendment to change fundamental investment restriction on borrowing money.                 91%       4%         5%
To approve an amendment to change fundamental investment restriction on purchasing securities            88%       6%         6%
     on margin and selling securities short.
To approve an amendment to delete fundamental investment restriction on issuing senior securities.       89%       5%         6%
To approve an amendment to delete fundamental investment restriction for investing for control.          89%       5%         6%
To approve an amendment to delete fundamental investment restriction on diversification of               89%       6%         5%
     investments.
To approve an "manager of managers" arrangement and delete the need for shareholder approval             88%       7%         5%
     of the retention or termination of sub-investment managers.

FOR THE FUNDAMENTAL VALUE FUND:
To approve an amendment to change fundamental investment restriction on real estate.                     90%       5%         5%
To approve an amendment to change fundamental investment restriction loans.                              88%       7%         5%
To approve an amendment to change fundamental investment restriction on commodities and put              88%       7%         5%
     and call options.
To approve an amendment to change fundamental investment restriction on borrowing money.                 88%       7%         5%
To approve an amendment to change fundamental investment restriction on purchasing securities            87%       8%         5%
     on margin and selling securities short.
To approve an amendment to delete fundamental investment restriction on issuing senior securities.       89%       6%         5%

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------

NOTE G--OTHER MATTERS (UNAUDITED)--Continued

                                                                                                        For     Against    Abstain
                                                                                                        ---     -------    -------
FOR THE FUNDAMENTAL VALUE FUND-CONTINUED:
To approve an amendment to delete fundamental investment restriction for investing for control.          89%       6%         5%
To approve an amendment to delete fundamental investment restriction on diversification of               89%       6%         5%
     investments.
To approve an "manager of managers" arrangement and delete the need for shareholder approval             88%       7%         5%
     of the retention or termination of sub-investment managers.

FOR THE MONEY MARKET FUND:
To approve an amendment to change fundamental investment restriction on real estate.                     88%       7%         5%
To approve an amendment to change fundamental investment restriction loans.                              86%       9%         5%
To approve an amendment to change fundamental investment restriction on commodities and put              86%       8%         6%
     and call options.
To approve an amendment to change fundamental investment restriction on borrowing money.                 86%       9%         5%
To approve an amendment to change fundamental investment restriction on purchasing securities            85%       9%         6%
     on margin and selling securities short.
To approve an amendment to delete fundamental investment restriction on issuing senior securities.       86%       8%         6%
To approve an amendment to delete fundamental investment restriction for investing for control.          87%       7%         6%
To approve an amendment to delete fundamental investment restriction on purchasing illiquid              86%       8%         6%
     investments.
To approve an amendment to delete fundamental investment restriction on purchasing securities            87%       8%         5%
     issued by other investment companies.
To approve an amendment to delete fundamental investment restriction on diversification of               87%       7%         6%
     investments.
To approve an amendment to add authority to concentrate investment in U.S. banking industry.             88%       6%         5%
To approve an "manager of managers" arrangement and delete the need for shareholder approval             85%      10%         5%
     of the retention or termination of sub-investment managers.

FOR THE SMALL/MID CAP GROWTH FUND:
To approve an amendment to change fundamental investment restriction on real estate.                     88%       6%         6%
To approve an amendment to change fundamental investment restriction loans.                              85%       9%         6%
To approve an amendment to change fundamental investment restriction on commodities and put              86%       8%         6%
     and call options.
To approve an amendment to change fundamental investment restriction on borrowing money.                 85%       9%         6%
To approve an amendment to change fundamental investment restriction on purchasing securities            84%      10%         6%
     on margin and selling securities short.
To approve an amendment to delete fundamental investment restriction on issuing senior securities.       86%       8%         6%

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------

NOTE G--OTHER MATTERS (UNAUDITED)--Continued

                                                                                                        For     Against    Abstain
                                                                                                        ---     -------    -------
FOR THE SMALL/MID CAP GROWTH FUND-CONTINUED:
To approve an amendment to delete fundamental investment restriction for investing for control.          87%       7%         6%
To approve an amendment to delete fundamental investment restriction on purchasing securities            86%       7%         7%
     issued by other investment companies.
To approve an amendment to delete fundamental investment restriction on diversification of               86%       8%         6%
     investments.
To approve an "manager of managers" arrangement and delete the need for shareholder approval             84%      10%         6%
     of the retention or termination of sub-investment managers.

FOR THE BOND INDEX FUND:
To approve an amendment to change fundamental investment restriction on real estate.                     90%       3%         7%
To approve an amendment to change fundamental investment restriction loans.                              90%       4%         6%
To approve an amendment to change fundamental investment restriction on commodities and put              80%      13%         7%
     and call options.
To approve an amendment to change fundamental investment restriction on borrowing money.                 80%      13%         7%
To approve an amendment to change fundamental investment restriction on purchasing securities            79%      14%         7%
     on margin and selling securities short.
To approve an amendment to delete fundamental investment restriction on issuing senior securities.       80%      13%         7%
To approve an amendment to delete fundamental investment restriction for investing for control.          80%      13%         7%
To approve an amendment to delete fundamental investment restriction on diversification of               77%      15%         7%
     investments.
To approve an "manager of managers" arrangement and delete the need for shareholder approval             79%      14%         7%
     of the retention or termination of sub-investment managers.

FOR THE LARGE CAP AGGRESSIVE GROWTH FUND:
To approve an amendment to change fundamental investment restriction on real estate.                     87%       4%         9%
To approve an amendment to change fundamental investment restriction loans.                              86%       5%         9%
To approve an amendment to change fundamental investment restriction on commodities and put              86%       5%         9%
     and call options.
To approve an amendment to change fundamental investment restriction on borrowing money.                 82%       9%         8%
To approve an amendment to change fundamental investment restriction on purchasing securities            82%      10%         8%
     on margin and selling securities short.
To approve an amendment to delete fundamental investment restriction on issuing senior securities.       83%       9%         8%
To approve an amendment to delete fundamental investment restriction for investing for control.          87%       5%         8%

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------

NOTE G--OTHER MATTERS (UNAUDITED)--Continued

                                                                                                        For     Against    Abstain
                                                                                                        ---     -------    -------
FOR THE LARGE CAP AGGRESSIVE GROWTH FUND-CONTINUED:
To approve an "manager of managers" arrangement and delete the need for shareholder approval             85%       5%        10%
     of the retention or termination of sub-investment managers.

FOR THE SMALL/MID CAP CORE FUND:
To approve an amendment to change fundamental investment restriction on real estate.                     86%      11%         3%
To approve an amendment to change fundamental investment restriction loans.                              83%      14%         3%
To approve an amendment to change fundamental investment restriction on commodities and put              83%      14%         3%
     and call options.
To approve an amendment to change fundamental investment restriction on borrowing money.                 81%      16%         3%
To approve an amendment to change fundamental investment restriction on purchasing securities            81%      16%         3%
     on margin and selling securities short.
To approve an amendment to delete fundamental investment restriction on issuing senior securities.       81%      16%         3%
To approve an amendment to delete fundamental investment restriction for investing for control.          85%      12%         3%
To approve an amendment to delete fundamental investment restriction on diversification of               83%      14%         3%
     investments.
To approve an "manager of managers" arrangement and delete the need for shareholder approval             83%      14%         3%
     of the retention or termination of sub-investment managers.
To approve an amendment to the current Investment Management Agreement between the Trust                 74%      23%         3%
     and John Hancock, reflecting an increase in this Fund's investment advisory fee.

FOR THE SMALL CAP VALUE FUND:
To approve an amendment to change fundamental investment restriction on real estate.                     88%       5%         7%
To approve an amendment to change fundamental investment restriction loans.                              86%       6%         8%
To approve an amendment to change fundamental investment restriction on commodities and put              84%       8%         8%
     and call options.
To approve an amendment to change fundamental investment restriction on borrowing money.                 84%       8%         8%
To approve an amendment to change fundamental investment restriction on purchasing securities            83%       9%         8%
     on margin and selling securities short.
To approve an amendment to delete fundamental investment restriction on issuing senior securities.       85%       7%         8%
To approve an amendment to delete fundamental investment restriction for investing for control.          85%       7%         8%
To approve an amendment to delete fundamental investment restriction on diversification of               83%       9%         8%
     investments.
To approve an "manager of managers" arrangement and delete the need for shareholder approval             83%       9%         8%
     of the retention or termination of sub-investment managers.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------

NOTE G--OTHER MATTERS (UNAUDITED)--Continued

                                                                                                        For     Against    Abstain
                                                                                                        ---     -------    -------
FOR THE SMALL CAP VALUE FUND-CONTINUED:
To approve an amendment to the current Sub-Investment Management Agreement among the                     89%       6%         5%
     Trust, John Hancock, and Wellington Management Company, LLP.
To approve an amendment to the current Sub-Investment Management Agreement among the                     90%       5%         5%
     Trust, John Hancock, and T.Rowe Price Associates, Inc.

FOR THE REAL ESTATE EQUITY FUND:
To approve an amendment to change fundamental investment restriction on real estate.                     88%       6%         6%
To approve an amendment to change fundamental investment restriction loans.                              86%       8%         6%
To approve an amendment to change fundamental investment restriction on commodities and put              86%       8%         6%
     and call options.
To approve an amendment to change fundamental investment restriction on borrowing money.                 85%       8%         7%
To approve an amendment to change fundamental investment restriction on purchasing securities            84%       9%         6%
     on margin and selling securities short.
To approve an amendment to delete fundamental investment restriction on issuing senior securities.       86%       8%         6%
To approve an amendment to delete fundamental investment restriction for investing for control.          86%       7%         7%
To approve an amendment to delete fundamental investment restriction on purchasing illiquid              86%       8%         6%
     investments.
To approve an amendment to delete fundamental investment restriction on purchasing securities            87%       7%         6%
     issued by other investment companies.
To approve an "manager of managers" arrangement and delete the need for shareholder approval             84%      10%         6%
     of the retention or termination of sub-investment managers.

FOR THE GROWTH & INCOME FUND:
To approve an amendment to change fundamental investment restriction on real estate.                     86%       7%         7%
To approve an amendment to change fundamental investment restriction loans.                              83%      10%         7%
To approve an amendment to change fundamental investment restriction on commodities and put              82%      10%         8%
     and call options.
To approve an amendment to change fundamental investment restriction on borrowing money.                 82%      11%         7%
To approve an amendment to change fundamental investment restriction on purchasing securities            80%      12%         8%
     on margin and selling securities short.
To approve an amendment to delete fundamental investment restriction on issuing senior securities.       82%      10%         8%
To approve an amendment to delete fundamental investment restriction for investing for control.          83%       9%         8%
To approve an amendment to delete fundamental investment restriction on purchasing illiquid              82%      10%         8%
     investments.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------

NOTE G--OTHER MATTERS (UNAUDITED)--Continued

                                                                                                        For     Against    Abstain
                                                                                                        ---     -------    -------
FOR THE GROWTH & INCOME FUND-CONTINUED:
To approve an amendment to delete fundamental investment restriction on purchasing securities            84%       9%         7%
     issued by other investment companies.
To approve an "manager of managers" arrangement and delete the need for shareholder approval             80%      12%         8%
     of the retention or termination of sub-investment managers.

FOR THE MANAGER FUND:
To approve an amendment to change fundamental investment restriction on real estate.                     86%       6%         8%
To approve an amendment to change fundamental investment restriction loans.                              84%       8%         8%
To approve an amendment to change fundamental investment restriction on commodities and put              83%       8%         9%
     and call options.
To approve an amendment to change fundamental investment restriction on borrowing money.                 84%       8%         8%
To approve an amendment to change fundamental investment restriction on purchasing securities            82%       9%         9%
     on margin and selling securities short.
To approve an amendment to delete fundamental investment restriction on issuing senior securities.       84%       8%         8%
To approve an amendment to delete fundamental investment restriction for investing for control.          84%       7%         9%
To approve an amendment to delete fundamental investment restriction on purchasing illiquid              83%       8%         9%
     investments.
To approve an amendment to delete fundamental investment restriction on purchasing securities            85%       7%         8%
     issued by other investment companies.
To approve an "manager of managers" arrangement and delete the need for shareholder approval             83%       8%         9%
     of the retention or termination of sub-investment managers.

FOR THE SHORT-TERM BOND FUND:
To approve an amendment to change fundamental investment restriction on real estate.                     90%       4%         6%
To approve an amendment to change fundamental investment restriction loans.                              88%       7%         5%
To approve an amendment to change fundamental investment restriction on commodities and put              89%       5%         6%
     and call options.
To approve an amendment to change fundamental investment restriction on borrowing money.                 87%       7%         6%
To approve an amendment to change fundamental investment restriction on purchasing securities            86%       8%         6%
     on margin and selling securities short.
To approve an amendment to delete fundamental investment restriction on issuing senior securities.       87%       7%         6%
To approve an amendment to delete fundamental investment restriction for investing for control.          88%       6%         6%
To approve an amendment to delete fundamental investment restriction on purchasing securities            88%       6%         6%
     issued by other investment companies.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------

NOTE G--OTHER MATTERS (UNAUDITED)--Continued

                                                                                                        For     Against    Abstain
                                                                                                        ---     -------    -------
FOR THE SHORT-TERM BOND FUND-CONTINUED:
To approve an amendment to delete fundamental investment restriction on diversification of               88%       7%         5%
     investments.
To approve an "manager of managers" arrangement and delete the need for shareholder approval             88%       7%         5%
     of the retention or termination of sub-investment managers.

FOR THE SMALL CAP EQUITY FUND:
To approve an amendment to change fundamental investment restriction on real estate.                     88%       4%         8%
To approve an amendment to change fundamental investment restriction loans.                              85%       7%         8%
To approve an amendment to change fundamental investment restriction on commodities and put              86%       6%         8%
     and call options.
To approve an amendment to change fundamental investment restriction on borrowing money.                 83%       9%         8%
To approve an amendment to change fundamental investment restriction on purchasing securities            80%      12%         8%
     on margin and selling securities short.
To approve an amendment to delete fundamental investment restriction on issuing senior securities.       84%       8%         8%
To approve an amendment to delete fundamental investment restriction for investing for control.          87%       5%         8%
To approve an amendment to delete fundamental investment restriction on diversification of               80%      12%         8%
     investments.
To approve an "manager of managers" arrangement and delete the need for shareholder approval             85%       6%         9%
     of the retention or termination of sub-investment managers.

FOR THE INTERNATIONAL OPPORTUNITIES FUND:
To approve an amendment to change fundamental investment restriction on real estate.                     91%       4%         5%
To approve an amendment to change fundamental investment restriction loans.                              89%       6%         5%
To approve an amendment to change fundamental investment restriction on commodities and put              85%       9%         6%
     and call options.
To approve an amendment to change fundamental investment restriction on borrowing money.                 82%      12%         6%
To approve an amendment to change fundamental investment restriction on purchasing securities            80%      14%         6%
     on margin and selling securities short.
To approve an amendment to delete fundamental investment restriction on issuing senior securities.       85%      10%         5%
To approve an amendment to delete fundamental investment restriction for investing for control.          87%       8%         5%
To approve an amendment to delete fundamental investment restriction on diversification of               86%       9%         5%
     investments.
To approve an "manager of managers" arrangement and delete the need for shareholder approval             84%      11%         5%
     of the retention or termination of sub-investment managers.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------

NOTE G--OTHER MATTERS (UNAUDITED)--Continued

                                                                                                        For     Against    Abstain
                                                                                                        ---     -------    -------
FOR THE EQUITY INDEX FUND-CONTINUED:
To approve an amendment to change fundamental investment restriction on real estate.                     88%       9%         3%
To approve an amendment to change fundamental investment restriction loans.                              86%      10%         4%
To approve an amendment to change fundamental investment restriction on commodities and put              83%      13%         4%
     and call options.
To approve an amendment to change fundamental investment restriction on borrowing money.                 83%      13%         4%
To approve an amendment to change fundamental investment restriction on purchasing securities            82%      14%         4%
     on margin and selling securities short.
To approve an amendment to delete fundamental investment restriction on issuing senior securities.       84%      12%         4%
To approve an amendment to delete fundamental investment restriction for investing for control.          85%      12%         3%
To approve an amendment to delete fundamental investment restriction on diversification of               83%      14%         3%
     investments.
To approve an "manager of managers" arrangement and delete the need for shareholder approval             83%      14%         3%
     of the retention or termination of sub-investment managers.

FOR THE HIGH YIELD BOND FUND:
To approve an amendment to change fundamental investment restriction on real estate.                     92%       4%         4%
To approve an amendment to change fundamental investment restriction loans.                              88%       8%         4%
To approve an amendment to change fundamental investment restriction on commodities and put              89%       7%         4%
     and call options.
To approve an amendment to change fundamental investment restriction on borrowing money.                 85%      11%         4%
To approve an amendment to change fundamental investment restriction on purchasing securities            85%      11%         4%
     on margin and selling securities short.
To approve an amendment to delete fundamental investment restriction on issuing senior securities.       87%       9%         4%
To approve an amendment to delete fundamental investment restriction for investing for control.          90%       6%         4%
To approve an amendment to delete fundamental investment restriction on diversification of               89%       7%         4%
     investments.
To approve an "manager of managers" arrangement and delete the need for shareholder approval             89%       7%         4%
     of the retention or termination of sub-investment managers.

FOR THE GLOBAL BOND FUND:
To approve an amendment to change fundamental investment restriction on real estate.                     84%      10%         6%
To approve an amendment to change fundamental investment restriction loans.                              80%      13%         7%

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------

NOTE G--OTHER MATTERS (UNAUDITED)--Continued

                                                                                                        For     Against    Abstain
                                                                                                        ---     -------    -------
FOR THE GLOBAL BOND FUND-CONTINUED:
To approve an amendment to change fundamental investment restriction on commodities and put              81%      12%         7%
     and call options.
To approve an amendment to change fundamental investment restriction on borrowing money.                 80%      14%         6%
To approve an amendment to change fundamental investment restriction on purchasing securities            80%      14%         6%
     on margin and selling securities short.
To approve an amendment to delete fundamental investment restriction on issuing senior securities.       82%      12%         6%
To approve an amendment to delete fundamental investment restriction for investing for control.          83%      11%         6%
To approve an amendment to delete fundamental investment restriction on diversification of               82%      11%         6%
     investments.
To approve an "manager of managers" arrangement and delete the need for shareholder approval             83%      11%         6%
     of the retention or termination of sub-investment managers.

NOTE H--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

The Board of Trustees of the Trust is responsible for overall management of the Trust. The Board may exercise all powers of the Trust, except those powers which are conferred solely upon or reserved to the shareholders. The Trust's Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling toll-free at 1-800-REAL-LIFE. The following table provides information about the memebrs of the Board of Trustees and the officers of the Trust:

                                           Positions Held                  Principal Occupation(s)
Name, Address and Age                        With Trust                    During Past Five Years
---------------------------------      ------------------------        --------------------------------
Michele G. Van Leer* (age 44)            Chairman and Trustee          Senior Vice President, Product
John Hancock Place Boston,                                             Management, John Hancock Life
Massachusetts 02117                                                    Insurance Company; Vice
                                                                       Chairman, President & Director,
                                                                       John Hancock Variable Life
                                                                       Insurance Company

Kathleen F. Driscoll* (age 45)         Vice Chairman, President        Vice President, Signator
John Hancock Place Boston,                   and Trustee               Brokerage, John Hancock Life
Massachusetts 02117                                                    Insurance Company; Vice
                                                                       President Corporate
                                                                       Communications, John Hancock
                                                                       Life Insurance Company

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------

NOTE H--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)-Continued

                                           Positions Held                  Principal Occupation(s)
Name, Address and Age                        With Trust                    During Past Five Years
---------------------------------    ----------------------------      --------------------------------
Elizabeth G. Cook (age 64)                    Trustee                  Expressive Arts Therapist, Dana-
c/o John Hancock Variable Series                                       Farber Cancer Institute;
Trust I                                                                President, The Adveritising Club
John Hancock Place                                                     of Greater Boston
Boston, Massachusetts 02117

Diane C. Kessler (age 55)                     Trustee                  Executive Director,
c/o John Hancock Variable Series                                       Massachusetts Council of
Trust I                                                                Churches
John Hancock Place
Boston, Massachusetts 02117

Robert Verdonck (age 56)                      Trustee                  Chairman, President and Chief
c/o John Hancock Variable Series                                       Executive Officer, East Boston
Trust I                                                                Savings Bank
John Hancock Place
Boston, Massachusetts 02117

Hassell H. McClellan (age 56)                 Trustee                  Professor and Formerly
c/o John Hancock Variable                                              Graduate Dean, The Graduate
Series Trust I                                                         School of the Wallace G. Carroll
John Hancock Place                                                     School of Management, Boston College
Boston, Massachusetts 02117

Jude A. Curtis (age 43)                  Compliance Officer            Second Vice President and
John Hancock Place Boston,                                             Chief Investment Officer, John
Massachusetts 02117                                                    Hancock Life Insurance
                                                                       Company; formerly Second Vice
                                                                       President and Counsel, Office of
                                                                       Business Conduct; John
                                                                       Hancock Life Insurance
                                                                       Company; formerly a partner at
                                                                       Hale and Dorr LLP (law firm)

Maryellen Carney (age 36)            Assistant Compliance Officer      Compliance Specialist, John
John Hancock Place Boston,                                             Hancock Life Insurance
Massachusetts 02117                                                    Company; formerly Investment
                                                                       Company and Investment
                                                                       Adviser Examiner, U.S.
                                                                       Securities and Exchange
                                                                       Commission, Fort Worth
                                                                       Office and Boston Office

Raymond F. Skiba (age 56)                     Treasurer                Director, Fund Operations, John
John Hancock Place Boston,                                             Hancock Signature Services, Inc.
Massachusetts 02117

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2002
--------------------------------------------------------------------------------

NOTE H--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)-Continued

                                           Positions Held                    Principal Occupation(s)
Name, Address and Age                        With Trust                      During Past Five Years
--------------------------------        -------------------            ------------------------------------
Karen Q. Visconti (age 48)                   Secretary                 Senior Marketing Consultant, Life
John Hancock Place Boston,                                             Product Management, John
Massachusetts 02117                                                    Hancock Life Insurance Company


Arnold R. Bergman (age 51)              Assistant Secretary            Senior Counsel, Law Department,
John Hancock Place Boston,                                             John Hancock Life Insurance
Massachusetts 02117                                                    company; formerly Vice President,
                                                                       General Counsel and Secretary, First
                                                                       Variable Life Insurance Company

* Ms. Van Leer and Ms. Driscoll are the only Trustees who are "interested persons" as defined in the Investment Company Act.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

  We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of John Hancock Variable Series Trust I (the Trust) (comprising, respectively, the Large Cap Growth, Fundamental Growth, Active Bond, Emerging Markets Equity, International Equity Index, Small Cap Growth, Health Sciences, Global Balanced, Multi Cap Growth (formerly, Mid Cap Growth), Large Cap Value, Large Cap Value CORE, Fundamental Value (formerly, Large/Mid Cap Value), Money Market, Small/Mid Cap Growth, Bond Index, Large Cap Aggressive Growth, Small/Mid Cap CORE, Small Cap Value, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity, International Opportunities, Equity Index, High Yield Bond, and Global Bond Portfolios) as of December 31, 2002, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian or brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting John Hancock Variable Series Trust I at December 31, 2002, the results of their operations for the year then ended, and the changes in their net assets and financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.


                                          /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2003

                            APPENDIX A (UNAUDITED)

SUBSTANCE AND EFFECT OF SEC APPROVAL OF "MANAGER OF MANAGERS" ARRANGEMENT

Background (Prior to SEC Approval)
The Investment Company Act of 1940 (together with the SEC's rules thereunder, the "1940 Act") requires that a Fund's shareholders approve (1) most changes from one sub-investment manager to another, (2) most changes in control of a sub-investment manager, (3) most "assignments" of a sub-investment management agreement by a sub-investment manager, and (4) most changes to an existing sub-investment management agreement. John Hancock, as the Funds' investment manager, frequently has occasion to recommend to the Trustees the types of changes in sub-investment management arrangements referred to in clauses
(1)-(4) (collectively, "sub-investment management changes"). Assuming that the Trustees (including the "independent Trustees," who are not associated with John Hancock or any sub-investment manager) approve them, such changes frequently must also be submitted to shareholders for a vote. This can cause delays and additional costs, particularly because variable life insurance and annuity contract owners participating in any affected Fund ("Contract Owners") must be given the opportunity to give instructions about how shares attributable to them will be voted. Such costs can fall on the Fund in question, because the Funds typically bear most of the costs of seeking and obtaining such voting instructions.

In order to reduce any such delays and costs, Contract Owners participating in each Fund were asked to approve what is commonly called a "manager of managers" arrangement. The Contract Owners participating in each Fund have now voted go grant such approval. The Trust has also requested that the SEC issue an "Order" approving the manager of managers arrangement.

Manager of Managers Arrangement (and the Order Sought From the SEC)
The manager of managers arrangement would obviate any need for shareholder (and, by extension) Contract Owner approval of any sub-investment management change, subject to certain limits and conditions that the Fund and John Hancock would observe, pursuant to the terms of the SEC's Order. The arrangement would not apply to any new, or amendment to an existing, sub-investment management agreement with any entity that is an affiliate of John Hancock (or an affiliated person of a Fund, other than by virtue of serving as that Fund's sub-investment manager), or to any new, or amendment to an existing primary investment management agreements for any Fund. Rather, any such agreements or amendments will continue to be subject to shareholder/Contract Owner approval, to the same extent that they are currently.

The manager of managers arrangement also will include all current and future Funds of the Trust or any other investment company, so long as John Hancock or a company controlled by, controlling, or under common control with John Hancock is the Fund's primary investment manager.

Other conditions to which the Order would be subject are as follows:

  1. Within 90 days after retaining of any new sub-investment manager reliance on the Order, John Hancock will furnish Contract Owners participating in the affected Fund with all of the information about the new sub-investment manager that would be contained in a proxy statement asking them to vote (give instructions) on the matter.

  2. At all times when the Order is being relied upon, a majority of the Board will continue to be independent Trustees, and the nomination of new or additional independent Trustees will continue to be placed within the discretion of the then-existing independent Trustees.

  3. When a new sub-investment manager is proposed in reliance on the Order to manage any Fund assets over which day-to-day management had previously been exercised by John Hancock, or any person affiliated with John Hancock (or affiliated with any Fund, other than through its role as sub-investment manager), then: the Board, including a majority of the independent Trustees, will make a separate finding, reflected in the Board minutes, that such change is in the best interests of the affected Fund (and of its shareholders and participating Contract Owners) and does not involve a conflict of interest from which John Hancock or such sub-investment manager derives an inappropriate advantage.

                                  (UNAUDITED)

  4. John Hancock will provide management and certain administrative services to each Fund relying on the Order, including overall supervisory responsibility for the general management and investment of the Fund and, subject to the oversight responsibilities of the Board, will (i) set the Fund's overall investment strategies; (ii) evaluate, select, and recommend sub-investment managers to manage all or a part of the Fund's assets; (iii) when appropriate, allocate and reallocate to or from each sub-investment manager the assets that each will manage; (iv) monitor and evaluate the sub-investment managers' investment performance; and (v) implement procedures reasonably designed to ensure that the sub-investment managers comply with the relevant Funds' investment objectives, policies, and restrictions.

  5. No Trustee or officer of the Trust, or director or officer of John Hancock will own directly or indirectly (other than through a pooled investment vehicle over which such person does not have control) any interest in a sub-investment manager, except for: (i) ownership of interests in John Hancock or any entity that controls, is controlled by, or is under common control with John Hancock; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of any other publicly traded company that is either sub-investment manager or an entity that controls, is controlled by, or is under common control with sub-investment manager.

Endnotes (UNAUDITED)

These disclaimers apply to all subaccounts offered with the John Hancock Insurance Products. Please read each one carefully. This booklet must be used in its entirety and individual pages for a particular fund(s) must not be distributed to the public.

This information must be preceded or accompanied by the appropriate prospectus. Not all portfolios listed are available in all products. Please consult a current prospectus for portfolio availability. Please read the prospectus carefully before you invest or send money.

Performance Risk
Returns are expressed after investment management fees and expenses have been deducted, but before any product-level charges have been deducted (e.g., mortality and expense risk charges). Expenses and charges vary considerably from contract to contract and are described in the variable contract prospectus which should be preceded or accompanied by this booklet. Product-level charges are detailed in each prospectus and significantly offset the net return to the investor. Past performance is no guarantee of future results. Investment return and principal value of shares will fluctuate, so those shares when redeemed may be worth more or less than the original cost. Total returns include reinvestment of dividends and capital gains. Investors are encouraged to obtain a personalized illustration that reflects all fees and expenses and that shows the effect of various levels of investment return on contract values and benefits.

If the total investment return for any fund for any given year appears unusually high, that return may be attributable to unusually favorable market conditions, which will probably not be sustainable. For instance, a high total investment return may reflect participation in initial public offerings (IPO's), "hot" industries (e.g., Internet-related companies), private placements and/or leveraging investment techniques during the period indicated. There is no assurance that any of those methods, or any other investment technique, will continue to have the same impact on the fund's total investment returns. All of the funds (except bond funds and equity index funds) may participate in IPO's. Such IPO participation could significantly improve a fund's total investment return. There is no assurance that such activity will continue and provide the same favorable impact on future investment returns.

Results shown may reflect performance of a previous firm.

Investment Risk
The Portfolio Profiles detail the investment portfolios and quarterly performance information for John Hancock's variable life insurance and annuity products. Investors are not able to invest directly in these funds or the benchmark. This brochure must be preceded or accompanied by the appropriate prospectus. Not all portfolios listed are available in all products. Please consult a current prospectus for portfolio availability. Please read the prospectus carefully before you invest or send money.

Small company stock investing is generally more volatile than large-company stock investing.

International/global equity funds involve certain risks caused by political instability, foreign currency fluctuations, and differences in accounting standards. Emerging markets involve similar but greater risks due to their smaller size and lesser liquidity.

Higher-yielding corporate bonds are riskier than lower-yielding bonds. Higher-yielding corporate bonds have greater risk of issuers not being able to meet their debt obligations, and their value will fluctuate in response to market conditions.

Any investment concentrated in one industry presents risks beyond the general volatility of fluctuating securities prices.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although such fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in such a fund.

General Insurance Product Disclosure
Under all variable contracts, the average investment management fees will vary depending upon which investment options are offered and may vary from year to year. As an example, the average for the Revolution Variable Annuities in the last calendar year was 0.75%.

Under the Revolution Variable Annuities, the primary contract charge is the asset-based charge for administration and mortality and expense risks. This charge is currently 1.25% per year.
Under Variable Life and Variable Universal Life policies, a number of charges are deducted from premiums and account value. The charges will differ from policy to policy. Here are some examples:
Deductions from Premium
Premium Tax Charge
DAC Tax Charge
Premium Sales Charge
Optional Enhanced Cash Value Rider Charge
Deductions from Account Value
Issue Charge
Maintenance Charge
Insurance Charge
Extra Mortality Charge
Asset-Based Risk Charge
Optional Benefits Charge
ASI Reductions Charge
Contingent Deferred Sales Charge
Partial Withdrawal Charge

Variable Annuities
The combination of tax-deferred ** growth potential and guaranteed death benefit * protection makes the Revolution Variable Annuities a powerful alternative for reaching long-term retirement goals. John Hancock's Revolution Variable Annuities (collectively referred to as "Revolution") consist of Revolution Value, Revolution Extra, and Revolution Access. The Revolution Variable Annuities offer the advantage of tax-deferred growth and beneficiary protection with a guaranteed death benefit. Annuities are often recommended for long-term investors. Withdrawals of taxable amounts will be subject to income tax and, prior to age 59 1/2, may be subject to a 10% IRS penalty tax. Surrender charges may also apply to amounts withdrawn.

* The Guaranteed Death Benefit and death benefit options are based upon the claims paying ability of the issuing company.
** Tax deferral can make your efforts to save for long-term goals easier and more effective. Instead of paying taxes each year on any growth in your contract, all dividends, interest and capital gains accumulate tax-deferred. Tax deferral helps your money grow faster than a taxable investment earning the same rate of return.

Life insurance is a fundamental part of a sound financial plan
Life insurance provides cash to your family in the event of your death. The proceeds from your life insurance policy are an important financial resource. These dollars can help pay the mortgage, support the household, and help to ensure that your dependents won't be burdened by debt.

There are a variety of permanent variable insurance products from which to choose. John Hancock offers:
Variable Life Insurance
A form of permanent insurance under which the death benefit and the cash value of the policy fluctuate according to the investment performance of the investment options. Most variable life insurance policies guarantee that the death benefit will not fall below a specified minimum.
Variable Universal life
A form of permanent insurance that combines the features of variable life insurance described above with the premium and death benefit flexibility of universal life insurance.

Morningstar Disclaimers
Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Morningstar calculates a Category Risk statistic for each subaccount with at least a three-year history by evaluating each subaccount's downside volatility relative to the other subaccount's in its Morningstar Category by concentrating on those months during which the subaccount underperformed the average return of a three-month Treasury bill. The subaccount's average monthly loss is then compared with the average monthly loss for the subaccount's Morningstar Category. The resulting risk rating expresses how risky the subaccount is relative to the average subaccount in the Morningstar Category. The 10% of subaccount's with the least risk in each Morningstar Category earn a Low Category Risk, 22.5% Below Average, 35% Average, 22.5% Above Average, and 10% High. The subaccounts' Morningstar Category Risk result for each subaccount is an average of the subaccount performance for products currently published in Morningstar.

For each subaccount with at least a three-year history, Morningstar calculates a Category Rating/TM/ metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the subaccount's return for the trailing three-year period, and then adjusting this excess return for risk. The top 10% of subaccounts in each Category receive a rating of 5, the next 22.5% receive a rating of 4, the next 35% receive a rating of 3, the next 22.5% receive a rating of 2 and the bottom 10% receive a rating of 1. The subaccounts' Morningstar Category Ratings result for each subaccount is an average of the subaccount performance for products currently published in Morningstar.

The Morningstar Style Box/TM /reveals a fund's investment strategy. For equity subaccounts the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). For fixed-income subaccounts the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long).

              -------------------------------------------------------------
              Not FDIC Insured Not Bank Guaranteed      May Lose Value

              -------------------------------------------------------------
              -------------------------------------------------------------
              Not A Deposit    Not Insured by Any Federal Government Agency

              -------------------------------------------------------------

            Michele G. Van Leer, Chairman                       John Hancock Life Insurance Company
  Kathleen F. Driscoll, President and Vice Chairman                      John Hancock Place
             Karen Q. Visconti, Secretary                                   P.O. Box 111
        Arnold R. Bergman, Assistant Secretary                            Boston, MA 02117
             Raymond F. Skiba, Treasurer
          Jude A. Curtis, Compliance Officer
    Maryellen Carney, Assistant Compliance Officer
             Patrick F. Smith, Controller                                Ernst & Young LLP
        Paula M. Pashko, Assistant Controller                           200 Clarendon Street
                  Elizabeth G. Cook                                       Boston, MA 02116
             Reverend Diane C. Kessler
                 Hassel H. McClellan
                  Robert F. Verdonck

             Independence Investment LLC                             John Hancock Advisers, LLC
                   53 State Street                                     101 Huntington Avenue
                   Boston, MA 02109                                       Boston, MA 02199

           Alliance Capital Management L.P.                              Putnam Investments
             1345 Avenue of the Americas                               One Post Office Square
                  New York, NY 10105                                      Boston, MA 02109

            Capital Guardian Trust Company                          SSgA Funds Management, Inc.
                333 South Hope Street                                 Two International Place
                Los Angeles, CA 90071                                     Boston, MA 02110

            Goldman Sachs Asset Management                       T.Rowe Price Associates, Inc.
                     32 Old Slip                                       100 East Pratt Street
                  New York, NY 10005                                    Baltimore, MD 21202

                        Janus                                    T.Rowe Price International, Inc.
                 100 Fillmore Street                                   100 East Pratt Street
                Denver, CO 80206-4928                                   Baltimore, MD 21202

             Mellon Bond Associates, LLP                         Wellington Management Company, LLP
          One Mellon Bank Center, Suit 5400                               75 State Street
              Pittsburgh, PA 15258-0001                                   Boston, MA 02109

         Morgan Stanley Asset Management Inc.
             1221 Avenue of the Americas
                  New York, NY 10020

The Variable Series Trust consists of funds used as investment options for various John Hancock variable life and variable annuity contracts. This report must be accompanied by the required prospectus and the most current quarterly performance report for the contract offered. Investors are not able to invest directly in the Variable Series Trust.

Not all of the funds described in this report are available on every product. Please refer to the prospectus for additional information about the investment options on your variable product.

If the total investment return for any fund for any given year appears unusually high, the return may be attributable to unusually favorable market conditions which will probably not be sustainable. For instance, a high total investment return may reflect participation in IPOs, "hot" industries (e.g., internet-related companies), private placements, and/or leveraging investment techniques during the period indicated. There is no assurance that any of those methods, or any other investment technique, will continue to have the same impact on the fund's total investment returns.

All of the funds (except bond funds and equity index funds) may participate in initial public offerings (IPOs). Under certain market conditions, such participation could significantly improve a fund's total investment return. There is no assurance that such market conditions will continue and provide the same favorable impact on future investment returns.

Insurance products are issued by John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company* (*not licensed in New York), Boston, MA 02117. Securities products are distributed by Signator Investors, Inc., Member NASD, SIPC, 197 Clarendon Street, Boston, MA 02116.

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